   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 22, 2008

                       (FILE NOS. 33-36962 and 811-06175)

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                         Post-Effective Amendment No. 59

                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                                Amendment No. 61

                               ECLIPSE FUNDS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                  --------------------------------------------
                     (Address of Principal Executive Office)


                  Registrant's Telephone Number: (973) 394-4437

Marguerite E. H. Morrison, Esq.   Copy To:              Sander M. Bieber, Esq.
Eclipse Funds Inc.                                      Dechert LLP
51 Madison Avenue                                       1775 I Street, N.W.
New York, New York 10010                                Washington, D.C. 20006

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective:


| |     Immediately upon filing pursuant to paragraph (b) of rule 485



|X|     on February 28, 2008 pursuant to paragraph (b)(1) of rule 485


|_|     60 days after filing pursuant to (a)(1) of rule 485

|_|     on ______________ pursuant to paragraph (a)(1) of 485

| |     75 days after filing pursuant to paragraph (a)(2) of rule 485


| |     On February 28, 2008, pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

(MAINSTAY LOGO)


Prospectus for MainStay Equity Funds                           FEBRUARY 28, 2008



MAINSTAY(R) FUNDS



Equity Funds
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund
International Equity Fund
MainStay International Equity Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        WHAT'S INSIDE?


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY FUNDS
  6      MainStay All Cap Growth Fund
 12      MainStay Capital Appreciation Fund
 16      MainStay Common Stock Fund
 22      MainStay Large Cap Growth Fund
 28      MainStay MAP Fund
 34      MainStay Mid Cap Growth Fund
 40      MainStay Mid Cap Opportunity Fund
 46      MainStay Mid Cap Value Fund
 52      MainStay S&P 500 Index Fund
 56      MainStay Small Cap Growth Fund
 62      MainStay Small Cap Opportunity Fund
 67      MainStay Small Cap Value Fund
 72      MainStay Value Fund

         INTERNATIONAL EQUITY FUND
 78      MainStay International Equity Fund

 84      More About Investment Strategies and Risks

 88      Shareholder Guide

117      Know With Whom You're Investing

125      Financial Highlights

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses certain MainStay Funds that are series of Eclipse Funds Inc., a Maryland corporation, Eclipse Funds, a Massachusetts business trust, and the MainStay Funds, a Massachusetts business trust, (collectively referred to as the "Funds" or the "MainStay Funds") that invest primarily in equity securities and, for certain Funds, for varying combinations of capital appreciation and income. Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM is responsible for the day-to-day portfolio management of four of the Funds in this Prospectus, including: (1) MainStay Common Stock Fund; (2) MainStay Mid Cap Opportunity Fund; (3) MainStay S&P 500 Index Fund; and (4) MainStay Small Cap Opportunity Fund.



NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of eight of the Funds, including (1) MainStay All Cap Growth Fund; (2) MainStay Capital Appreciation Fund; (3) MainStay Mid Cap Growth Fund; (4) MainStay Mid Cap Value Fund; (5) MainStay Small Cap Growth Fund; (6) MainStay Small Cap Value Fund; (7) MainStay Value Fund; and (8) MainStay International Equity Fund.



NYLIM has also retained Markston International LLC ("Markston International") and Institutional Capital LLC ("ICAP"), also an affiliate of NYLIM, as the Subadvisors that are responsible for the day-to-day portfolio management of the MAP Fund, and Winslow Capital Management, Inc. ("Winslow") as the Subadvisor responsible for the day-to-day portfolio management of the Large Cap Growth Fund. For more specific information about NYLIM and the Funds' subadvisors, see "Know With Whom You're Investing--Who Manages Your Money".



Each Fund pursues different strategies to achieve its investment objective. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.



Under normal market conditions, the Funds invest primarily in equity securities. The MainStay International Equity Fund invests primarily in non-U.S. equity securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.


EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

- common and preferred stocks;

- convertible securities;

- American Depositary Receipts (ADRs); and

- real estate investment trust (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include (without limitation):

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.


DEBT SECURITIES



Certain Funds may invest in debt securities for income or other reasons. Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):



- bonds;



- notes; and



- debentures.



Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.



The risks involved with investing in debt securities include (without limitation):



- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.



- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.



- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.



- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.



NOT INSURED--YOU COULD LOSE MONEY


Before considering an investment in a Fund, you should understand that you could lose money.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates, and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.


MORE INFORMATION


The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

---------------------------


The RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $47 million to $528 billion.


---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $710 million to $512 billion.


MAINSTAY ALL CAP GROWTH FUND

The All Cap Growth Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the RUSSELL 3000(R) GROWTH INDEX. The Fund normally invests at least 80% of its assets in equity securities.

INVESTMENT PROCESS

The Fund normally invests in securities of companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) INDEX; and

- increasing return on investment.

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Fund may invest in any other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as:

- new management;

- new products;

- changes in consumer demand; and

- changes in the economy.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                             ALL CAP GROWTH FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

ALL CAP GROWTH FUND

(ALL CAP GROWTH FUND BAR CHART)

98                                                                               40.50
99                                                                               25.33
00                                                                              -11.57
01                                                                              -23.37
02                                                                              -30.95
03                                                                               27.17
04                                                                                6.81
05                                                                               15.49
06                                                                                4.69
07                                                                               15.27

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        27.97%            4Q/98

  Lowest return/worst quarter                                       -19.82%            1Q/01


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                     1 YEAR         5 YEARS         10 YEARS
  All Cap Growth Fund
  Return Before Taxes
    Investor Class                                                    8.27%         11.78%           3.63%
    Class A                                                           8.27%         11.78%           3.63%
    Class B                                                           8.71%         11.96%           3.35%
    Class C                                                          12.75%         12.24%           3.36%
    Class I                                                          15.27%         13.61%           4.55%
  Return After Taxes on Distributions(1)
    Class I                                                          13.95%         13.35%           3.81%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                          11.71%         11.96%           3.81%
  Russell 3000(R) Growth Index(2)
    (reflects no deductions for fees, expenses, or taxes)            11.40%         12.42%           3.83%



  S&P 500(R) Index(3)
    (reflects no deductions for fees, expenses, or taxes)             5.49%         12.83%           5.91%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.


2 The Russell 3000(R) Growth Index measures the performance of those Russell
  3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.

3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

                                                             ALL CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
                                                                  INVESTOR
  (fees paid directly from your investment)                         CLASS       CLASS A      CLASS B      CLASS C     CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%       5.50%        None         None        None
  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                             None        None         5.00%        1.00%       None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                           None        None         None         None        None
  Maximum Account Fee                                                None        None         None         None        None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees(2)                                                 0.85%       0.85%        0.85%        0.85%       0.85%



  Distribution and/or Service (12b-1) Fees(3)                        0.25%       0.25%        1.00%        1.00%       None
  Other Expenses(4)                                                  0.56%       0.26%        0.51%        0.51%       0.10%



  Total Annual Fund Operating Expenses(5)                            1.66%       1.36%        2.36%        2.36%       0.95%
  Fee Recoupments/(Waivers/Reimbursements)(5)                       (0.02)%        --%       (0.01)%      (0.01)%     (0.02)%



  Net Annual Fund Operating Expenses(5)                              1.64%       1.36%        2.35%        2.35%       0.93%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.64%; Class A, 1.27%; Class B, 2.39%; Class C, 2.39%; and Class I, 0.93%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.54% for Class A shares, 2.29% for Class B shares and 2.29% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



  The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

ALL CAP GROWTH FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR
                   CLASS     CLASS A                    CLASS B                                   CLASS C                   CLASS I
                                        Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after                        redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  708     $  681      $  238               $  738               $  238               $  338             $   95

   3 Years         $1,043     $  957      $  735               $1,035               $  735               $  735             $  301



   5 Years         $1,401     $1,254      $1,259               $1,459               $1,259               $1,259             $  524

  10 Years         $2,406     $2,095      $2,521               $2,521               $2,695               $2,695             $1,165






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $710 million to $512 billion.


MAINSTAY CAPITAL
APPRECIATION FUND

The Capital Appreciation Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) INDEX.

INVESTMENT PROCESS

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Fund may invest in other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                                       CAPITAL APPRECIATION FUND

[Capital Appreciation Fund Bar Chart]

98                                                                               38.15
99                                                                               23.90
00                                                                              -11.85
01                                                                              -24.47
02                                                                              -32.07
03                                                                               25.70
04                                                                                2.31
05                                                                                7.17
06                                                                                2.59
07                                                                               10.75

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        26.88%            4Q/98
  Lowest return/worst quarter                                       -20.08%            1Q/01





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR      5 YEARS      10 YEARS
  Capital Appreciation Fund
  Return Before Taxes
    Investor Class                                                   5.47%       8.97%        2.15%
    Class A                                                          5.47%       8.97%        2.15%
    Class B                                                          5.75%       9.10%        1.94%
    Class C                                                          9.75%       9.38%        1.94%
    Class I                                                         12.23%      10.64%        2.94%

  Return After Taxes on Distributions(1)
    Class B                                                          4.58%       8.87%        1.29%
  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                          5.36%       7.93%        1.62%

  Russell 1000(R) Growth Index(2) (reflects no deductions for
  fees, expenses, or taxes)                                         11.81%      12.11%        3.83%



  S&P 500(R) Index(3) (reflects no deductions for fees,
  expenses, or taxes)                                                5.49%      12.83%        5.91%


1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.

2 The Russell 1000(R) Growth Index measures the performance of those Russell
  1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

CAPITAL APPRECIATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                            INVESTOR
                                                             CLASS        CLASS A         CLASS B         CLASS C         CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                        5.50%         5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering
  price or redemption proceeds)                               None         None            5.00%           1.00%           None

  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                    None         None            None            None            None



  Maximum Account Fee                                         None         None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                         0.58%         0.58%           0.58%           0.58%           0.58%

  Distribution and/or Service (12b-1) Fees(3)                0.25%         0.25%           1.00%           1.00%           None



  Other Expenses(4)                                          0.52%         0.27%           0.47%           0.47%           0.07%

  Total Annual Fund Operating Expenses                       1.35%         1.10%           2.05%           2.05%           0.65%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).


EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR                                                                                             CLASS
                   CLASS     CLASS A                  CLASS B                                CLASS C                     I
                                        Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                        redemption    the end of each period   redemption    the end of each period
   1 Year         $    680   $    656    $    208            $    708           $    208            $    308          $   66

   3 Years        $    954   $    880    $    643            $    943           $    643            $    643          $  208



   5 Years        $  1,249   $  1,123    $  1,103            $  1,303           $  1,103            $  1,103          $  362

  10 Years        $  2,085   $  1,816    $  2,200            $  2,200           $  2,379            $  2,379          $  810






* The above example takes into account the changes to expenses associated with the creation of Investor Class shares for the appropriate portion of the period. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $710 million to $512 billion.


---------------------------


The RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $479 million to $528 billion.


MAINSTAY COMMON
STOCK FUND

The Common Stock Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS


NYLIM, the Fund's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large capitalizations. The Fund normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Fund is managed with a core orientation (including growth and value equities). NYLIM uses a bottom-up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.


NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the relative valuation of the security compared to the Fund's universe and the security's industry, and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

COMMON STOCK FUND

[Common Stock Fund Bar Chart]

99                                                                               28.80
00                                                                               -3.46
01                                                                              -18.41
02                                                                              -26.12
03                                                                               23.88
04                                                                                8.71
05                                                                                5.46
06                                                                               14.71
07                                                                                3.33

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced June 1, 1998. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares from inception (June 1, 1998) through December 27, 2004, adjusted for differences in certain contractual expenses and fees. Class R2 shares were first offered on December 14, 2007 and the Investor Class shares were first offered on February 28, 2008. Performance figures for Class R2 shares and Investor Class shares include the historical performance of Class A shares from inception (June 1, 1998) through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.88%            4Q/99
  Lowest return/worst quarter                                       -15.73%            3Q/01





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR      5 YEARS      LIFE OF FUND(1)
  Common Stock Fund
  Return Before Taxes
    Investor Class                                                  -1.67%      10.52%            4.39%
    Class A                                                         -1.67%      10.52%            4.39%
    Class B                                                         -1.41%      10.71%            4.24%
    Class C                                                          2.38%      10.96%            4.23%
    Class I                                                          4.75%      12.30%            5.39%
    Class R2                                                         3.95%      11.67%            4.90%

  Return After Taxes on Distributions(2)
    Class B                                                         -3.28%      10.24%            3.97%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          0.12%       9.20%            3.60%

  S&P 500(R) Index(3) (reflects no deductions for fees,
  expenses, or taxes)                                                5.49%      12.83%            4.82%



  Russell 1000(R) Index(4) (reflects no deductions for fees,
  expenses, or taxes)                                                5.77%      13.43%            5.22%


1 The Fund commenced operations on June 1, 1998.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I and R2 shares may vary.



3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



4 The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               COMMON STOCK FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                        INVESTOR
                                                          CLASS       CLASS A      CLASS B      CLASS C      CLASS I     CLASS R2

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                      5.50%       5.50%        None         None         None         None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                   None        None         5.00%        1.00%        None         None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                 None        None         None         None         None         None



  Maximum Account Fee                                      None        None         None         None         None         None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                       0.70%       0.70%        0.70%        0.70%        0.70%       0.70%
  Distribution and/or Service (12b-1) Fees(3)              0.25%       0.25%        1.00%        1.00%        None        0.25%



  Other Expenses(4)                                        0.63%       0.31%        0.59%        0.59%        0.18%       0.28%



  Total Annual Fund Operating Expenses(5)                  1.58%       1.26%        2.29%        2.29%        0.88%       1.23%
  Fee Recoupments/(Waivers/Reimbursements)(5)             (0.17)%     (0.11)%      (0.18)%      (0.18)%      (0.25)%     (0.25)%



  Net Annual Fund Operating Expenses (excluding
  Underlying Fund Operating Expenses)(5)                   1.41%       1.15%        2.11%        2.11%        0.63%       0.98%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective August 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. Without this contractual waiver, the actual management fee would be 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class and Class R2 shares are estimated; actual expenses may vary. In addition, "Other Expenses" for Class R2 shares include shareholder service fees of 0.10%. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.04%; Class B, 2.15%; Class C, 2.15%; Class I, 0.62% and Class R2, 0.97%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. Between December 14, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limit for Class R2 shares at 0.97%. The limitations for the other share classes were the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



  The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

COMMON STOCK FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                   INVESTOR
                    CLASS      CLASS A                  CLASS B                                CLASS C                  CLASS I
                                          Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                          redemption    the end of each period   redemption    the end of each period
   1 Year          $    686   $    661     $    214            $    714           $    214            $    314          $     64

   3 Years         $  1,006   $    917     $    698            $    998           $    698            $    698          $    256



   5 Years         $  1,348   $  1,194     $  1,209            $  1,409           $  1,209            $  1,209          $    463

  10 Years         $  2,311   $  1,980     $  2,434            $  2,434           $  2,612            $  2,612          $  1,061





                   CLASS R2

  Expenses after
   1 Year          $    100
   3 Years         $    366



   5 Years         $    652
  10 Years         $  1,467






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

MAINSTAY LARGE CAP
GROWTH FUND


The Large Cap Growth Fund's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY

The Fund invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings) in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Fund's investment strategy may result in high portfolio turnover.

INVESTMENT PROCESS

The Fund will invest in those companies that Winslow, the Fund's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes:

- addressing markets with growth opportunities;

- leading or gaining market share;

- identifiable and sustainable competitive advantages;

- a management team that can perpetuate the firm's competitive advantages; and

- high, and preferably rising, returns on invested capital.

The Subadvisor takes a bottom-up investment approach when selecting investments for the Fund. This means it bases investment decisions on company specific factors, not general economic conditions. The Subadvisor also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when:

- a stock becomes fully valued or a position exceeds 5% of the Fund, and/or

- the fundamental business prospects are deteriorating.

Additionally, all stocks that decline 20% or more from a recent high are immediately reviewed for possible fundamental deterioration.

Typically, the Subadvisor invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities.

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



Since the Fund may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Please see "More About Investment Strategies and Risks" for a more detailed discussion of foreign securities risks.

LARGE CAP GROWTH FUND

[Large Cap Growth Fund Bar Chart]

98                                                                               29.23
99                                                                               19.07
00                                                                              -10.24
01                                                                              -14.98
02                                                                              -28.87
03                                                                               32.84
04                                                                               13.93
05                                                                                9.52
06                                                                                6.94
07                                                                               20.98

ANNUAL RETURNS, CLASS A SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The second table below shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods compare to those of two broad-based securities market indices. Performance data for the classes varies based on differences in their fee and expense structures. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) from January 1, 1998 through March 31, 2005 adjusted to reflect the current maximum sales charge applicable to the Class A shares. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered to the public on April 1, 2005, and the Class R3 shares which were first offered to the public on April 28, 2006 include the historical performance of Class A shares, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        29.76%            4Q/98
  Lowest return/worst quarter                                       -20.12%            3Q/01





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2007)


                                                                     1 YEAR         5 YEARS         10 YEARS
  Large Cap Growth Fund(1)
  Return Before Taxes
    Investor Class                                                   14.33%         15.08%           5.36%
    Class A                                                          14.33%         15.08%           5.36%
    Class B                                                          15.03%         15.31%           5.17%
    Class C                                                          18.86%         15.50%           5.16%
    Class I                                                          21.57%         16.90%           6.33%
    Class R1                                                         21.51%         16.72%           6.19%
    Class R2                                                         21.28%         16.43%           5.92%
    Class R3                                                         20.81%         16.08%           5.63%
  Return After Taxes on Distributions(2)
  Class A                                                            14.33%         15.07%           1.90%
  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
  Class A                                                             9.31%         13.28%           2.75%
  Russell 1000(R) Growth Index(3) (reflects no deductions for
    fees, expenses or taxes)                                         11.81%         12.11%           3.83%



  S&P 500(R) Index(4) (reflects no deductions for fees,
    expenses or taxes)                                                5.49%         12.83%           5.91%


1 From July 1, 1995 until March 31, 2005, the Fund operated as the FMI Winslow
  Growth Fund ("Winslow Fund") and was advised by Fiduciary Management, Inc. (Resource Capital Advisers, Inc. prior to October 15, 2001) and sub-advised by the Subadvisor. On March 31, 2005, the Winslow Fund was reorganized with and into the Class A shares of the Fund. The performance shown is that of the Class A shares of the Fund and reflects the historical performance of the Winslow Fund through March 31, 2005, adjusted for the current maximum sales charge of the Class A shares but has not been adjusted to reflect the fees of the Class A shares; had it been, the performance shown would have been lower.
2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares of the Fund. After-tax returns for the Investor Class, Class B, C, I, R1, R2 and R3 shares may vary.
3 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           LARGE CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your
  investment)
                                                        INVESTOR
                                                          CLASS       CLASS A      CLASS B      CLASS C      CLASS I     CLASS R1
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                      5.50%       5.50%        None         None         None         None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)                   None        None         5.00%        1.00%        None         None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                 None        None         None         None         None         None



  Maximum Account Fee                                      None        None         None         None         None         None
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



  MANAGEMENT FEES(2)                                       0.75%       0.75%        0.75%        0.75%        0.75%        0.75%
  Distribution and/or Service (12b-1) Fees(3)              0.25%       0.25%        1.00%        1.00%        None         None



  Other Expenses(4)                                        0.54%       0.34%        0.49%        0.49%        0.16%        0.26%
  Total Annual Fund Operating Expenses(5)                  1.54%       1.34%        2.24%        2.24%        0.91%        1.01%



  Fee Recoupments/(Waivers/ Reimbursements)(5)            (0.04)%     (0.08)%      (0.05)%      (0.05)%      (0.11)%      (0.11)%



  Net Annual Fund Operating Expenses(5)                    1.50%       1.26%        2.19%        2.19%        0.80%        0.90%




  SHAREHOLDER FEES
  (fees paid directly from your
  investment)

                                                      CLASS R2     CLASS R3
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                   None         None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)                None         None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)              None         None



  Maximum Account Fee                                   None         None
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



  MANAGEMENT FEES(2)                                    0.75%       0.75%
  Distribution and/or Service (12b-1) Fees(3)           0.25%       0.50%



  Other Expenses(4)                                     0.27%       0.26%
  Total Annual Fund Operating Expenses(5)               1.27%       1.51%



  Fee Recoupments/(Waivers/ Reimbursements)(5)         (0.12)%     (0.11)%



  Net Annual Fund Operating Expenses(5)                 1.15%       1.40%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective August 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.70% on assets from $750 million to $2.0 billion; 0.65% on assets from $2.0 billion to $3.0 billion; and 0.60% on assets in excess of $3.0 billion. Without this waiver, the actual fee would be 0.80% on assets up to $250 million; 0.75% on assets from $250 million up to $500 million; 0.725% on assets from $500 million up to $750 million; 0.70% on assets from $750 million up to $2 billion; 0.65% on assets from $2 billion up to $3 billion; and 0.60% on assets in excess of $3 billion. This waiver may be discontinued at any time without notice.

3 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class, Class I, R1, R2 and R3 shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.18%; Class B, 2.25%; Class C, 2.25%; Class I, 0.80%; Class
  R1, 0.90%, Class R2, 1.15%, and Class R3, 1.40%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares, 0.75% for Class I shares, 0.85% for Class R1 shares, 1.10% for Class R2 shares and 1.35% for Class R3 shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

LARGE CAP GROWTH FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR
                   CLASS     CLASS A                  CLASS B                                CLASS C                  CLASS I
                                        Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                        redemption    the end of each period   redemption    the end of each period
   1 Year         $    694   $   671     $    222            $    722           $    222            $    322          $     82

   3 Years        $  1,006   $   944     $    695            $    995           $    695            $    695          $    279



   5 Years        $  1,340   $ 1,236     $  1,195            $  1,395           $  1,195            $  1,195          $    493

   10 Years       $  2,280   $ 2,067     $  2,395            $  2,395           $  2,571            $  2,571          $  1,109





                  CLASS R1   CLASS R2   CLASS R3

  Expenses after
   1 Year         $     92   $    117   $    143
   3 Years        $    311   $    391   $    466



   5 Years        $    547   $    685   $    813
   10 Years       $  1,226   $  1,523   $  1,792






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

MAINSTAY MAP FUND

The MAP Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in domestic securities.

The Fund employs two Subadvisors, ICAP and Markston, with complementary investment processes and styles, each of whom is responsible for managing a portion of the assets, as designated by NYLIM from time to time, under the general supervision of NYLIM.

INVESTMENT PROCESS

In pursuing the Fund's investment objective, each Subadvisor seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadvisor believes will have improved performance. The Subadvisors' investment processes and styles are as follows:

ICAP: ICAP uses a team approach with a primarily large-cap value oriented investment style. ICAP's investment process involves three key components: research, valuation and identification of a catalyst.

Research is key to ICAP's investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies which ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product). Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

                                                                        MAP FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


MARKSTON: Factors examined by Markston to seek value opportunities include statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. Markston also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, Markston also assesses the judgment, quality and integrity of company management and the track record of product development.

Although, under normal circumstances, Markston intends for the Fund to hold its securities for a relatively long period of time, Markston may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

The principal risk of investing in stocks (including value stocks) is that they may never reach what the Subadvisors believe is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

MAP FUND

[MAP FUND BAR CHART]

98                                                                               24.23
99                                                                               12.18
00                                                                               16.88
01                                                                                2.36
02                                                                              -19.81
03                                                                               38.72
04                                                                               16.29
05                                                                                8.93
06                                                                               16.44
07                                                                                5.97

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year (or life of Class) periods compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for these classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from January 1, 1998 through June 8, 1999. Performance figures for Class R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares from inception (June 9, 1999) through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Class R3 shares, which were first offered to the public on April 28, 2006, include the historical performance of Class A shares from inception through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


As of June 30, 2006, ICAP and Markston each subadvise an allocated portion of the Fund's assets under the supervision of and as designated by NYLIM from time to time. From November 25, 2002 until June 30, 2006 Markston and Jennison Associates LLC served as the Fund's subadvisors. Prior to November 25, 2002, Markston was solely responsible for subadvising the Fund's portfolio.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        20.27%            2Q/03
  Lowest return/worst quarter                                       -15.77%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                                                    10 YEARS OR
                                                                                                      LIFE OF
                                                                    1 YEAR         5 YEARS            CLASS(1)
  MAP Fund
  Return Before Taxes
    Investor Class                                                   0.23%         15.04%               8.82%
    Class I                                                          5.97%         16.74%              10.69%
    Class A                                                         -0.23%         15.04%               8.82%
    Class B                                                          0.17%         15.26%               8.73%
    Class C                                                          3.86%         15.48%               8.73%
    Class R1                                                         5.84%         16.60%               9.75%
    Class R2                                                         5.56%         16.32%               9.48%
    Class R3                                                         5.36%         15.98%               9.18%

  Return After Taxes on Distributions(2)
    Class I                                                          3.11%         15.37%               9.18%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class I                                                          5.58%         14.38%               8.78%

  Russell 3000(R) Index(3) (reflects no deductions for fees,
  expenses, or taxes)                                                5.14%         13.63%               6.22%
  S&P 500(R) Index(4) (reflects no deductions for fees,
  expenses, or taxes)                                                5.49%         12.83%               5.91%





1 Class A, B and C shares were first offered on June 9, 1999. Class R1 and R2 shares were first offered on January 1, 2004. R3 shares were first offered on April 28, 2006.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B, C, R1, R2 and R3 shares may vary.

3 The Russell 3000(R) Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                        MAP FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your
  investment)
                                                        INVESTOR
                                                          CLASS       CLASS A      CLASS B      CLASS C      CLASS I     CLASS R1
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                      5.50%       5.50%        None         None         None         None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                   None        None         5.00%        1.00%        None         None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                 None        None         None         None         None         None



  Maximum Account Fee                                      None        None         None         None         None         None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                       0.73%       0.73%        0.73%        0.73%        0.73%        0.73%
  Distribution and/or Service (12b-1) Fees(3)              0.25%       0.25%        1.00%        1.00%        None         None



  Other Expenses(4)                                        0.34%       0.24%        0.32%        0.32%        0.19%        0.29%
  Total Annual Fund Operating Expenses(5)                  1.32%       1.22%        2.05%        2.05%        0.92%        1.02%



  Fee Recoupments/(Waivers/Reimbursements)(5)            --%         --%          --%          --%          --%          --%
  Net Annual Fund Operating Expenses(5)                    1.32%       1.22%        2.05%        2.05%        0.92%        1.02%

  SHAREHOLDER FEES
  (fees paid directly from your
  investment)

                                                      CLASS R2     CLASS R3
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                   None         None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                None         None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)              None         None



  Maximum Account Fee                                   None         None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                    0.73%       0.73%
  Distribution and/or Service (12b-1) Fees(3)           0.25%       0.50%



  Other Expenses(4)                                     0.29%       0.29%
  Total Annual Fund Operating Expenses(5)               1.27%       1.52%



  Fee Recoupments/(Waivers/Reimbursements)(5)         --%          --%
  Net Annual Fund Operating Expenses(5)                 1.27%       1.52%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within the year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $1.0 billion and 0.70% on assets in excess of $1.0 billion.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.45%; Class A, 1.19%; Class B, 2.20%; Class C, 2.20%; Class I, 0.98%; Class R1, 1.08%, Class R2, 1.33%, and
  Class R3, 1.58%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.35% for Class A shares, 2.10% for Class B shares and 2.10% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

MAP FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR
                   CLASS     CLASS A                 CLASS B                             CLASS C                CLASS I    CLASS R1
                                                      Assuming redemption                 Assuming redemption
                                        Assuming no   at the end of         Assuming no   at the end of
  Expenses after                        redemption    each period           redemption    each period
   1 Year         $    677   $   667     $    208          $    708          $    208          $    308         $     94   $   104

   3 Years        $    945   $   916     $    643          $    943          $    643          $    643         $    293   $   325



   5 Years        $  1,234   $ 1,183     $  1,103          $  1,303          $  1,103          $  1,103         $    509   $   563

  10 Years        $  2,053   $ 1,946     $  2,192          $  2,192          $  2,379          $  2,379         $  1,131   $ 1,248





                  CLASS R2   CLASS R3

  Expenses after
   1 Year         $   129    $    155
   3 Years        $   403    $    480



   5 Years        $   697    $    829
  10 Years        $ 1,534    $  1,813






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------


The RUSSELL MIDCAP(R) GROWTH INDEX measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index fluctuate; as of December 31, 2007, they range from $624 million to $42 billion.


MAINSTAY MID CAP
GROWTH FUND

The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalization of companies in the RUSSELL MIDCAP(R) GROWTH INDEX and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields, the Fund's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. The Fund may also engage in the lending of portfolio securities.

INVESTMENT PROCESS

The Fund maintains a flexible approach toward investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks

                                                             MID CAP GROWTH FUND

---------------------------


In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Fund normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.



The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

MID CAP GROWTH FUND

[Mid Cap Growth Fund Bar Chart]

01                                                                              -18.20
02                                                                              -29.46
03                                                                               45.06
04                                                                               21.03
05                                                                               14.12
06                                                                                6.69
07                                                                               14.88

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 2001-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for the one and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Class A, Class B and Class C shares were introduced on January 2, 2001. Performance figures for Class I shares, first offered to the public on March 29, 2005, include the historical performance of Class A shares from inception (January 2, 2001) through March 28, 2005, adjusted for differences in certain contractual expenses and fees. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class A shares from inception through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Class R2 shares were first offered to the public on December 14, 2007 and Investor Class shares were first offered on February 28, 2008. Performance figures for Class R2 shares and Investor Class shares include the historical performance of Class A shares from inception (January 2, 2001) through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(2001-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        24.51%            2Q/03
  Lowest return/worst quarter                                       -20.67%            3Q/01





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                                   5              LIFE OF
                                                                    1 YEAR       YEARS            FUND(1)
  Mid Cap Growth Fund
  Return Before Taxes
    Investor Class                                                   9.38%      19.20%             5.03%
    Class A                                                          9.38%      19.20%             5.03%
    Class B                                                          9.88%      19.49%             5.10%
    Class C                                                         13.89%      19.66%             5.09%
    Class I                                                         16.18%      20.97%             6.22%
    Class R2                                                        15.63%      20.44%             5.78%
    Class R3                                                        15.61%      20.21%             5.56%

  Return After Taxes on Distributions(2)
    Class B                                                          8.93%      19.14%             4.88%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          7.72%      17.28%             4.42%

  Russell Midcap(R) Growth Index(3) (reflects no deductions
  for fees, expenses, or taxes)                                     11.43%      17.90%             4.05%





1 The Fund commenced investment operations on January 2, 2001.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I, R2 and R3 shares may vary.


3 The Russell Midcap(R) Growth Index measures the performance of those Russell
  Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                             MID CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                               INVESTOR                                                           CLASS
                                                 CLASS       CLASS A      CLASS B      CLASS C      CLASS I        R2
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)             5.50%       5.50%        None         None         None         None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                       None        None         5.00%        1.00%        None         None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)        None        None         None         None         None         None



  Maximum Account Fee                             None        None         None         None         None         None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)



  Management Fees(2)                              0.75%       0.75%        0.75%        0.75%        0.75%        0.75%
  Distribution and/or Service (12b-1)
  Fees(3)                                         0.25%       0.25%        1.00%        1.00%        None         0.25%



  Other Expenses(4)                               0.52%       0.36%        0.49%        0.49%        0.25%        0.35%
  Total Annual Fund Operating Expenses(5)         1.52%       1.36%        2.24%        2.24%        1.00%        1.35%



  Fee
  Recoupments/(Waivers/Reimbursements)(5)       --%         --%            0.01%        0.01%        0.01%      --%
  Net Annual Fund Operating Expenses(5)           1.52%       1.36%        2.25%        2.25%        1.01%        1.35%




  SHAREHOLDER FEES
  (fees paid directly from your investmen

                                           CLASS R3
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)        None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                  None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds    None



  Maximum Account Fee                        None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)



  Management Fees(2)                        0.75%
  Distribution and/or Service (12b-1)
  Fees(3)                                   0.50%



  Other Expenses(4)                         0.35%
  Total Annual Fund Operating Expenses(5)   1.60%



  Fee
  Recoupments/(Waivers/Reimbursements)(5)   0.04%
  Net Annual Fund Operating Expenses(5)     1.64%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R2 and Class R3 shares include shareholder service fees of 0.10%. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. "Other Expenses" shown for Investor Class and Class R2 shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April, 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.29%; Class B, 2.35%; Class C, 2.35%; Class I, 1.12%; Class R2, 1.47%; and Class R3, 1.72%.
  These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April, 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares. Between December 14, 2007 and March 1, 2008 NYLIM had a written expense limitation agreement that set the expense limit for Class R2 shares at 1.39%. The limitations for the other share classes were the same as in the April, 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



  The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

MID CAP GROWTH FUND

  EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR
                   CLASS     CLASS A                  CLASS B                                CLASS C                  CLASS I
                                        Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                        redemption    the end of each period   redemption    the end of each period
   1 Year         $    696   $   681     $    228            $    728           $    228            $    328          $    103

   3 Years        $  1,004   $   957     $    701            $  1,001           $    701            $    701          $    319



   5 Years        $  1,333   $ 1,254     $  1,201            $  1,401           $  1,201            $  1,201          $    553

  10 Years        $  2,263   $ 2,095     $  2,394            $  2,394           $  2,576            $  2,576          $  1,226





                  CLASS R2   CLASS R3

  Expenses after
   1 Year         $   137    $    167
   3 Years        $   428    $    509



   5 Years        $   739    $    875
  10 Years        $ 1,624    $  1,903






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------


TOTAL RETURN is a combination of realized and unrealized capital gains and income.


---------------------------


The RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $479 million to $42 billion.


---------------------------


The S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $260 million to $12 billion.


MAINSTAY MID CAP
OPPORTUNITY FUND

The Mid Cap Opportunity Fund's investment objective is to seek high TOTAL
RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) INDEX, the S&P MIDCAP 400(R) INDEX or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

INVESTMENT PROCESS

The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or underpriced relative to the rest of the Fund's midcap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:


- In selecting stocks, the Manager analyzes financial and operating data on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's midcap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).


- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager may sell a security if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

As part of the Fund's investment process, the Manager may use investment practices such as portfolio securities lending. The Fund also may invest:


- up to 20% of its net assets in foreign securities, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into stock.


The Fund may also purchase large-capitalization stocks for additional liquidity and engage in active trading. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

                                                        MID CAP OPPORTUNITY FUND


---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer isolated business setbacks. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.



The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the securities or their value.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

MID CAP OPPORTUNITY FUND

[MID CAP OPPORTUNITY FUND BAR CHART]

98                                                                               10.35
99                                                                                0.04
00                                                                                5.83
01                                                                                5.65
02                                                                              -10.28
03                                                                               39.27
04                                                                               21.93
05                                                                                6.09
06                                                                               12.89
07                                                                               -2.10

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1998 through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the performance of Class I shares from January 1, 1998 through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.97%            2Q/03
  Lowest return/worst quarter                                       -14.19%            3Q/98








AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                       1 YEAR         5 YEARS         10 YEARS
  Mid Cap Opportunity Fund
  Return Before Taxes
    Investor Class                                                     -7.78%         13.11%            7.32%
    Class A                                                            -7.78%         13.11%            7.32%
    Class B                                                            -7.33%         13.32%            7.10%
    Class C                                                            -3.97%         13.56%            7.11%
    Class I                                                            -2.10%         14.77%            8.23%
    Class R3                                                           -2.63%         14.09%            7.58%
  Return After Taxes on Distributions(2)
    Class I                                                            -4.46%         13.66%            7.20%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                             1.09%         12.78%            6.88%
  Russell Midcap(R) Value Index(3)
    (reflects no deductions for fees, expenses, or taxes)              -1.42%         17.92%           10.18%





1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Investor Class, Class A, B, C and R3 shares may vary.

3 The Russell Midcap(R) Value Index measures the performance of those Russell
  Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 30% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                        MID CAP OPPORTUNITY FUND


FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                             INVESTOR
  (fees paid directly from your investment)      CLASS       CLASS A      CLASS B      CLASS C      CLASS I     CLASS R3
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)              5.50%        5.50%        None         None         None          None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original
  offering price or redemption proceeds)           None         None         5.00%        1.00%        None          None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)         None         None         None         None         None          None

  Maximum Account Fee                              None         None         None         None         None          None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)

  Management Fees(2)                               0.90%        0.90%        0.90%        0.90%        0.90%         0.90%



  Distribution and/or Service (12b-1)
  Fees(3)                                          0.25%        0.25%        1.00%        1.00%        None          0.50%

  Other Expenses(4)                                0.63%        0.39%        0.58%        0.58%        0.27%         0.37%



  Total Annual Fund Operating Expenses(5)          1.78%        1.54%        2.48%        2.48%        1.17%         1.77%

  Fee Recoupments/(Waivers/
  Reimbursements)(5)                             (0.33)%      (0.19)%      (0.32)%      (0.32)%      (0.13)%       (0.13)%



  Net Annual Fund Operating Expenses(5)            1.45%        1.35%        2.16%        2.16%        1.04%         1.64%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average net assets.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. Other expenses for Class R3 shares include shareholder service fees of 0.10%. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.45%; Class A, 1.35%; Class B, 2.20%; Class C, 2.20%; Class I, 1.04%; and Class R3, 1.64%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.35% for Class A shares, 2.10% for Class B shares and 2.10% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

MID CAP OPPORTUNITY FUND

  EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR
                   CLASS     CLASS A                    CLASS B                                   CLASS C
                                        Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after                        redemption    at the end of each period   redemption    at the end of each period
   1 Year         $    689   $    680    $    219             $    719             $    219             $    319

   3 Years        $  1,049   $    992    $    742             $  1,042             $    742             $    742



   5 Years        $  1,432   $  1,326    $  1,292             $  1,492             $  1,292             $  1,292

  10 Years        $  2,504   $  2,268    $  2,619             $  2,619             $  2,792             $  2,792





                  CLASS I    CLASS R3

  Expenses after
   1 Year         $    106   $    167
   3 Years        $    359   $    545



   5 Years        $    631   $    947
  10 Years        $  1,409   $  2,073






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------


TOTAL RETURN is a combination of realized and unrealized capital gains and income.



The RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $479 million to $42 billion.


MAINSTAY MID CAP
VALUE FUND

The Mid Cap Value Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) VALUE INDEX. The Fund normally invests at least 80% of its assets in equity securities that:

- MacKay Shields, the Fund's Subadvisor, believes are undervalued when purchased,

- typically pay dividends, although these may be non-dividend paying stocks if they meet the "undervalued" criteria, and

- are listed on a national securities exchange or traded in the over-the-counter market.

The Fund also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Fund may also engage in the lending of portfolio securities.

INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including:

- valuation,

- prospects for future growth in earnings and free cash flow,

- ability to grow dividends,

- estimated value of the company's assets, and

- corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, its price objective for the security, the fundamental outlook for the company, changes in the issuer's financial condition and changes in the condition and outlook in the company's industry.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such

---------------------------


In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

MID CAP VALUE FUND

[Mid Cap Value Fund Bar Chart]

99                                                                               24.16
00                                                                               21.83
01                                                                                4.17
02                                                                              -14.35
03                                                                               28.02
04                                                                               14.90
05                                                                                4.86
06                                                                               14.05
07                                                                               -2.53

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares from inception (June 1, 1998) through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (June 1, 1998) through December 31, 2007 adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        18.69%            2Q/99
  Lowest return/worst quarter                                       -17.27%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                                      5               LIFE OF
                                                                    1 YEAR          YEARS             FUND(1)
  Mid Cap Value Fund
  Return Before Taxes
    Investor Class                                                  -7.21%         10.95%              9.71%
    Class A                                                         -7.21%         10.95%              9.71%
    Class B                                                         -6.61%         11.12%              9.54%
    Class C                                                         -3.42%         11.37%              9.53%
    Class I                                                         -1.29%         12.64%             10.72%
    Class R1                                                        -1.43%         12.55%             10.61%
    Class R2                                                        -1.69%         12.24%             10.32%

  Return After Taxes on Distributions(2)
    Class B                                                         -9.00%          9.83%              8.09%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         -0.95%          9.73%              7.91%

  Russell Midcap(R) Value Index(3) (reflects no deductions for
  fees, expenses, or taxes)                                         -1.42%         17.92%              9.89%





1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I, R1 and R2 shares may vary.

3 The Russell Midcap(R) Value Index measures the performance of those Russell
  Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                              MID CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from
  your investment)
                                                  INVESTOR
                                                   CLASS          CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)              5.50%            5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                         None            None            5.00%           1.00%           None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)          None            None            None            None            None



  Maximum Account Fee                               None            None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)



  Management Fees(2)                               0.70%            0.70%           0.70%           0.70%          0.70%
  Distribution and/or Service (12b-1)
  Fees(3)                                          0.25%            0.25%           1.00%           1.00%           None



  Other Expenses(4)                                0.47%            0.34%           0.44%           0.44%          0.11%
  Total Annual Fund Operating Expenses(5)          1.42%            1.29%           2.14%           2.14%          0.81%



  Fee Recoupments/(Waivers/
  Reimbursements)(5)                             (0.02)%          --%              (0.03)%         (0.03)%        (0.04)%
  Net Annual Fund Operating Expenses
  (Excluding Underlying Fund Operating
  Expenses)(5)                                     1.40%            1.29%           2.11%           2.11%          0.77%




  SHAREHOLDER FEES
  (fees paid directly from
  your investment)

                                              CLASS R1        CLASS R2
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                     None            None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)      None            None



  Maximum Account Fee                           None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)



  Management Fees(2)                           0.70%           0.70%
  Distribution and/or Service (12b-1)
  Fees(3)                                       None           0.25%



  Other Expenses(4)                            0.22%           0.21%
  Total Annual Fund Operating Expenses(5)      0.92%           1.16%



  Fee Recoupments/(Waivers/
  Reimbursements)(5)                          (0.05)%         (0.04)%
  Net Annual Fund Operating Expenses
  (Excluding Underlying Fund Operating
  Expenses)(5)                                 0.87%           1.12%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1 and R2 shares include shareholder service fees of 0.10%. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class Shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; Class I, 0.78%; Class R1, 0.88%; and Class R2, 1.13%.
  These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



  The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

MID CAP VALUE FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR
                   CLASS     CLASS A                  CLASS B                                CLASS C                  CLASS I
                                        Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                        redemption    the end of each period   redemption    the end of each period
   1 Year         $    685   $   674     $    214            $    714           $    214            $    314          $   79

   3 Years        $    973   $   936     $    667            $    967           $    667            $    667          $  255



   5 Years        $  1,282   $ 1,219     $  1,146            $  1,346           $  1,146            $  1,146          $  446

  10 Years        $  2,157   $ 2,021     $  2,287            $  2,287           $  2,470            $  2,470          $  998





                  CLASS R1   CLASS R2

  Expenses after
   1 Year         $    89    $    114
   3 Years        $   288    $    365



   5 Years        $   504    $    634
  10 Years        $ 1,127    $  1,405






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------


TOTAL RETURN is a combination of realized and unrealized capital gains and income.


---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $710 million to $512 billion.


---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. The Fund is not currently managed in the traditional sense using economic, financial and market analysis.


MAINSTAY S&P 500 INDEX FUND

The S&P 500 Index Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) INDEX.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500(R) Index. The correlation between the investment performance of the Fund and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Fund's investments also include S&P 500(R) Index futures that are used for cash management purposes.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

There is no assurance that the investment performance of the Fund will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500(R) Index may be affected by, among other things:

- transaction costs;

- changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index; and

- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.


Consistent with its principal investment strategy, the Fund's investments include S&P 500(R) Index futures. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                                              S&P 500 INDEX FUND

[S&P 500 INDEX FUND BAR CHART]

98                                                                               28.62
99                                                                               20.83
00                                                                               -9.11
01                                                                              -12.04
02                                                                              -22.17
03                                                                               28.35
04                                                                               10.60
05                                                                                4.61
06                                                                               15.51
07                                                                                5.18

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods compare to those of a broad-based securities index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.48%            4Q/98
  Lowest return/worst quarter                                       -17.17%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR           5 YEARS         10 YEARS
  S&P 500 Index Fund
  Return Before Taxes
    Investor Class                                                  1.75%            11.47%           5.12%
    Class A                                                         1.75%            11.47%           5.12%
    Class I                                                         5.18%            12.53%           5.72%

  Return After Taxes on Distributions(1)
    Class I                                                         4.91%            12.21%           4.92%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                         3.73%            10.88%           4.64%

  S&P 500(R) Index(2)
    (reflects no deductions for fees, expenses, or taxes)           5.49%            12.83%           5.91%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class and Class A shares may vary.


2 The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

S&P 500 INDEX FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES                        Investor
           (fees paid directly from your investment)             Class           Class A         Class I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            3.00%            3.00%           None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                          None            None            None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                        None            None            None

  Maximum Account Fee                                             None            None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                             0.24%            0.24%           0.24%



  Distribution and/or Service (12b-1) Fees(3)                    0.25%            0.25%           None

  Other Expenses(4)                                              0.44%            0.23%           0.18%



  Total Annual Fund Operating Expenses(5)                        0.93%            0.72%           0.42%

  Fee Recoupments/(Waivers/Reimbursements)(5)                   (0.33)%          (0.12)%         (0.12)%



  Net Annual Fund Operating Expenses(5)                          0.60%            0.60%           0.30%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $3 billion and 0.20% on assets in excess of $3 billion.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average percentages of daily net assets: Investor Class, 0.60%; Class A, 0.60%; and Class I, 0.30%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations for Class A and Class I shares at the same rates as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                              S&P 500 INDEX FUND


  EXAMPLE*


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                                                                    INVESTOR
  EXPENSES AFTER                                                     CLASS        CLASS A          CLASS I
   1 year                                                           $   359       $   359          $   31

   3 years                                                          $   556       $   512          $  123

   5 years                                                          $   768       $   677          $  223

  10 years                                                          $ 1,379       $ 1,157          $  518






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

---------------------------


The RUSSELL 2000(R) GROWTH INDEX measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $38 million to $8 billion.


MAINSTAY SMALL CAP
GROWTH FUND

The Small Cap Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGY


The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the RUSSELL 2000(R) GROWTH INDEX, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. MacKay Shields, the Fund's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Fund may also engage in the lending of portfolio securities.


INVESTMENT PROCESS

The Subadvisor looks for securities of companies with the following characteristics:

- above-average revenue and earnings per share growth,

- participation in growing markets,

- potential for positive earnings surprises, and

- strong management ideally with high insider ownership.

The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

                                                           SMALL CAP GROWTH FUND

---------------------------


In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

SMALL CAP GROWTH FUND

[Small Cap Growth Fund Bar Chart]

99                                                                              106.02
00                                                                              -20.91
01                                                                              -19.34
02                                                                              -29.39
03                                                                               40.25
04                                                                                8.15
05                                                                                2.28
06                                                                                5.54
07                                                                               -4.16

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Performance figures for Class I shares, first offered to the public on May 31, 2006, include the historical performance of Class A shares from inception to May 30, 2006, adjusted for differences in certain contractual expenses and fees. Class A shares were also introduced on June 1, 1998. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (June 1, 1998) through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for technology companies and through investments in initial public offerings (see "More About Investment Strategies and Risks"). You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        53.27%            4Q/99
  Lowest return/worst quarter                                       -26.75%            3Q/01





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                                                         LIFE OF
                                                                       1 YEAR         5 YEARS            FUND(1)
  Small Cap Growth Fund
  Return Before Taxes
    Investor Class                                                     -8.79%           9.02%             4.66%
    Class A                                                            -8.79%           9.02%             4.66%
    Class B                                                            -8.95%           9.15%             4.49%
    Class C                                                            -5.12%           9.43%             4.49%
    Class I                                                            -2.87%          10.68%             5.61%

  Return After Taxes on Distributions(2)
    Class B                                                            -8.95%           9.15%             4.41%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                            -5.82%           7.96%             3.87%

  Russell 2000(R) Growth Index(3)
    (reflects no deductions for fees, expenses, or taxes)               7.05%          16.50%             4.04%





1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.

3 The Russell 2000(R) Growth Index measures the performance of those Russell
  2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           SMALL CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                        INVESTOR                                                          CLASS
                                                         CLASS           CLASS A         CLASS B         CLASS C            I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                    5.50%            5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                  None            None            5.00%           1.00%           None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                None            None            None            None            None



  Maximum Account Fee                                     None            None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                     1.00%            1.00%           1.00%           1.00%           1.00%
  Distribution and/or Service (12b-1) Fees(3)            0.25%            0.25%           1.00%           1.00%           None



  Other Expenses(4)                                      0.72%            0.46%           0.68%           0.68%           0.30%
  Total Annual Fund Operating Expenses(5)                1.97%            1.71%           2.68%           2.68%           1.30%



  Fee Recoupments/(Waivers/Reimbursements)(5)           (0.39)%          (0.23)%         (0.39)%         (0.39)%         (0.40)%



  Net Annual Fund Operating Expenses(5)                  1.58%            1.48%           2.29%           2.29%           0.90%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective August 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.85% on assets up to $1.0 billion, and 0.80% on assets in excess of $1.0 billion. Without this waiver, the actual management fee would be 1.00% on assets up to $1.0 billion and 0.95% on assets in excess of $1.0 billion.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.58%; Class A, 1.48%; Class B, 2.33%; Class C, 2.33%; and Class I, 0.93%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 2.23% for Class B shares and 2.23% for Class C shares. The limitations for Class A shares and Class I shares were the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

SMALL CAP GROWTH FUND


EXAMPLE*


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR                                                                                             CLASS
                   CLASS     CLASS A                  CLASS B                                CLASS C                     I
                                        Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                        redemption    the end of each period   redemption    the end of each period
   1 Year          $  702     $  692      $  232              $  732             $  232              $  332           $   92
   3 Years         $1,099     $1,038      $  795              $1,095             $  795              $  795           $  373



   5 Years         $1,520     $1,407      $1,385              $1,585             $1,385              $1,385           $  675
  10 Years         $2,690     $2,440      $2,812              $2,812             $2,984              $2,984           $1,533






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------



TOTAL RETURN is a combination of realized and unrealized capital gains and income.


---------------------------


The RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index, which include the largest 3,000 U.S. companies determined by market capitalization. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $27 million to $8 billion.


---------------------------


The S&P SMALLCAP 600(R) INDEX is a market value weighted index of 600 small-capitalization common stocks. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $60 million to $5 billion.


---------------------------

SMALL-CAPITALIZATION STOCKS are common stocks of relatively small companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.

MAINSTAY SMALL CAP OPPORTUNITY FUND

The Small Cap Opportunity Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations, at the time of investment, similar to the companies in the RUSSELL 2000(R) INDEX, the S&P SMALLCAP 600(R) INDEX or a universe selected from the smallest 2,000 companies of the largest 3,000 companies ranked by market capitalization.

INVESTMENT PROCESS

The Fund invests primarily in SMALL-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that NYLIM determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's small cap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's small cap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

The Fund may lend its portfolio securities and may invest in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

The Fund may purchase large-capitalization stocks for additional liquidity and engage in active trading. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

The Fund may also invest in foreign securities, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality.

                                                      SMALL CAP OPPORTUNITY FUND

---------------------------


In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

SMALL CAP OPPORTUNITY FUND

[SMALL CAP OPPORTUNITY FUND BAR CHART]

98                                                                                3.40
99                                                                                3.05
00                                                                               -9.44
01                                                                               13.89
02                                                                               -3.30
03                                                                               53.73
04                                                                               25.79
05                                                                               11.14
06                                                                               13.08
07                                                                              -17.09

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1998 through December 29, 2002, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.15%            4Q/03
  Lowest return/worst quarter                                       -16.91%            3Q/98





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                                       5               10
                                                                    1 YEAR           YEARS           YEARS
  Small Cap Opportunity Fund
  Return Before Taxes
    Investor Class                                                  -22.00%         13.29%           6.95%
    Class A                                                         -22.00%         13.29%           6.95%
    Class B                                                         -21.67%         13.44%           6.71%
    Class C                                                         -18.83%         13.72%           6.72%
    Class I                                                         -17.09%         15.04%           7.91%
  Return After Taxes on Distributions(1)
    Class I                                                         -18.79%         13.12%           6.39%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                          -9.01%         12.67%           6.35%
  Russell 2000(R) Value Index(2)
    (reflects no deductions for fees, expenses, or taxes)            -9.78%         15.80%           9.06%





1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2003 to December 31, 2003 therefore are for the L Class shares and reflect the fees and expenses of the L Class shares for that period. After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Investor Class, Class A, B and C shares may vary.

2 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                      SMALL CAP OPPORTUNITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                               INVESTOR
  (fees paid directly from your investment)       CLASS           CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)               5.50%           5.50%          None            None             None
  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                       None             None             5.00%           1.00%           None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)        None             None            None            None             None
  Maximum Account Fee                             None             None            None            None             None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees(2)                                1.00%           1.00%           1.00%           1.00%             1.00%



  Distribution and/or Service (12b-1) Fees(3)       0.25%           0.25%           1.00%           1.00%           None
  Other Expenses(4)                                 0.67%           0.38%           0.56%           0.56%             0.35%



  Total Annual Fund Operating Expenses(5)           1.92%           1.63%           2.56%           2.56%             1.35%
  Fee Recoupments/(Waivers/Reimbursements)(5)     (0.12)%             --%         (0.07)%         (0.07)%           (0.16)%



  Net Annual Fund Operating Expenses(5)             1.80%           1.63%           2.49%           2.49%             1.19%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average net assets. NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.95% for assets over $1.5 billion. Without this contractual waiver, the actual management fee would be 1.00% on all asset levels.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.80%; Class A, 1.70%; Class B, 2.55%; Class C, 2.55%; and Class I, 1.19%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 2.45% for Class B shares and 2.45% for Class C shares. The limitations for Class A shares and Class I shares were the same as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

SMALL CAP OPPORTUNITY FUND

  EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR    CLASS
                   CLASS        A                       CLASS B                                   CLASS C                   CLASS I
                                        Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after                        redemption    at the end of each period   redemption    at the end of each period
   1 Year         $    723   $   707     $    252             $    752             $    252             $    352            $    121
   3 Years        $  1,109   $ 1,036     $    790             $  1,090             $    790             $    790            $    412



   5 Years        $  1,519   $ 1,388     $  1,354             $  1,554             $  1,354             $  1,354            $    724
  10 Years        $  2,661   $ 2,376     $  2,734             $  2,734             $  2,890             $  2,890            $  1,610






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

---------------------------


The RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $27 million to $6 billion.


---------------------------
SMALL-CAPITALIZATION stocks are common stocks of relatively small U.S. companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.
---------------------------


In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


MAINSTAY SMALL CAP
VALUE FUND

The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the RUSSELL 2000(R) VALUE INDEX and invests primarily in common stocks and securities convertible into common stock. The Fund may also engage in the lending of portfolio securities.

INVESTMENT PROCESS

MacKay Shields, the Fund's Subadvisor, uses an investment selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple sources of potential growth or earnings. The Subadvisor looks for stocks that are inexpensive relative to the benchmark, their peer group or historical valuations. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research.

The portfolio is constructed using this bottom-up process. Stocks will be sold either when they meet the Subadvisor's price objective, or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

In comparison to stocks of companies with larger capitalizations, stocks of SMALL-CAPITALIZATION companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                            SMALL CAP VALUE FUND

[Small Cap Value Fund Bar Chart]

99                                                                                5.35
00                                                                               28.97
01                                                                               14.57
02                                                                              -12.83
03                                                                               34.69
04                                                                               17.29
05                                                                               -2.47
06                                                                               10.67
07                                                                              -15.73

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Performance figures for Class I shares, first offered to the public on February 16, 2005, include the historical performance of Class A shares from inception (June 1, 1998) through February 15, 2005, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance for Class A shares from inception (June 1, 1998) through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        17.55%            2Q/99
  Lowest return/worst quarter                                       -16.79%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR          5 YEARS         LIFE OF FUND(1)
  Small Cap Value Fund
  Return Before Taxes
    Investor Class                                                  -19.69%          7.12%               6.21%
    Class A                                                         -19.69%          7.12%               6.21%
    Class B                                                         -19.02%          7.29%               6.04%
    Class C                                                         -16.39%          7.52%               6.04%
    Class I                                                         -15.00%          8.63%               7.11%
  Return After Taxes on Distributions(2)
    Class B                                                         -23.06%          4.92%               4.40%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          -9.71%          6.05%               4.89%
  Russell 2000(R) Value Index(3) (reflects no deductions for
  fees, expenses, or taxes)                                          -9.78%         15.80%               8.91%





1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.

3 The Russell 2000(R) Value Index measures the performance of those Russell
  2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                 INVESTOR
                                                   CLASS            CLASS A           CLASS B           CLASS C          CLASS I
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)              5.50%             5.50%             None              None              None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                        None              None              5.00%             1.00%             None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)         None              None              None              None              None



  Maximum Account Fee                              None              None              None              None              None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)



  Management Fees(2)                               0.85%             0.85%             0.85%             0.85%             0.85%
  Distribution and/or Service (12b-1)
  Fees(3)                                          0.25%             0.25%             1.00%             1.00%             None



  Other Expenses(4)                                0.70%             0.52%             0.65%             0.65%             0.43%
  Total Annual Fund Operating Expenses(5)          1.80%             1.62%             2.50%             2.50%             1.28%



  Fee
  Recoupments/(Waivers/Reimbursements)(5)         (0.15)%           (0.12)%           (0.19)%           (0.19)%           (0.25)%
  Net Annual Fund Operating Expenses(5)            1.65%             1.50%             2.31%             2.31%             1.03%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective August 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. Without this waiver, the actual management fee would be 0.85% on assets up to $1.0 billion and 0.80% on assets in excess of $1.0 billion.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.65%; Class A, 1.55%; Class B, 2.40%; Class C, 2.40%; and Class I, 1.24%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.55% for Class A shares, 2.30% for Class B shares and 2.30% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



  The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

                                                            SMALL CAP VALUE FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR
                   CLASS     CLASS A                  CLASS B                                CLASS C                  CLASS I
                                        Assuming no   Assuming Redemption at   Assuming no   Assuming Redemption at
  Expenses after                        Redemption    the end of each period   Redemption    the end of each period
   1 Year         $    709   $    694    $    234            $    734           $    234            $    334          $    105

   3 Years        $  1,071   $  1,022    $    760            $  1,060           $    760            $    760          $    381



   5 Years        $  1,458   $  1,372    $  1,313            $  1,513           $  1,313            $  1,313          $    678

  10 Years        $  2,538   $  2,357    $  2,650            $  2,650           $  2,822            $  2,822          $  1,523






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

---------------------------


TOTAL RETURN is a combination of realized and unrealized capital gains and income.


MAINSTAY VALUE
FUND

The Value Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 65% of its total assets in equity securities. The Fund is not designated or managed primarily to produce current income.

INVESTMENT PROCESS

The Fund normally invests in U.S. common stocks that:

- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

- are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

- the company's cash flow and interest coverage ratios,

- the company's book value,

- estimated value of the company's assets (liquidation value), and

- growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the fundamental outlook for the company, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the company's industry.

                                                                      VALUE FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

VALUE FUND

[Value Fund Bar Chart]

98                                                                               -8.09
99                                                                                7.51
00                                                                               11.05
01                                                                               -2.45
02                                                                              -22.76
03                                                                               26.73
04                                                                                9.74
05                                                                                4.86
06                                                                               17.48
07                                                                                0.75

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        14.12%            2Q/03
  Lowest return/worst quarter                                       -23.18%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Value Fund
  Return Before Taxes
    Investor Class                                                  -4.06%         11.11%           3.81%
    Class A                                                         -4.06%         11.11%           3.81%
    Class B                                                         -3.74%         11.28%           3.62%
    Class C                                                         -0.14%         11.54%           3.62%
    Class I                                                          1.94%         12.75%           4.69%
    Class R1                                                         1.88%         12.67%           4.60%
    Class R2                                                         1.53%         12.36%           4.34%
  Return After Taxes on Distributions(1)
    Class B                                                         -5.70%         10.43%           2.65%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -0.46%          9.78%           2.79%
  Russell 1000(R) Value Index(2) (reflects no deductions for
  fees, expenses, or taxes)                                         -0.17%         14.63%           7.68%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I, R1 and R2 shares may vary.

2 The Russell 1000(R) Value Index measures the performance of those Russell
  1000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
 74

                                                                      VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                     INVESTOR
                                                      CLASS        CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                  5.50%        5.50%        None         None         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)               None         None         5.00%        1.00%        None          None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)             None         None         None         None         None          None



  Maximum Account Fee                                  None         None         None         None         None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                   0.62%        0.62%        0.62%        0.62%        0.62%         0.62%
  Distribution and/or Service (12b-1) Fees(3)          0.25%        0.25%        1.00%        1.00%        None          None



  Other Expenses(4)                                    0.45%        0.25%        0.41%        0.41%        0.14%         0.25%
  Total Annual Fund Operating Expenses(5)              1.32%        1.12%        2.03%        2.03%        0.76%         0.87%



  Fee Recoupments/(Waivers/Reimbursements)(5)         (0.04)%      --%          (0.05)%      (0.05)%      (0.05)%       (0.05)%
  Net Annual Fund Operating Expenses(5)                1.28%        1.12%        1.98%        1.98%        0.71%         0.82%

  SHAREHOLDER FEES
  (fees paid directly from your investment)

                                                   CLASS R2
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)             None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)           None



  Maximum Account Fee                                None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                 0.62%
  Distribution and/or Service (12b-1) Fees(3)        0.25%



  Other Expenses(4)                                  0.25%
  Total Annual Fund Operating Expenses(5)            1.12%



  Fee Recoupments/(Waivers/Reimbursements)(5)       (0.05)%
  Net Annual Fund Operating Expenses(5)              1.07%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 up to $500 million, and 0.50% on assets in excess of $500 million.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.27%; Class A, 1.17%; Class B, 2.02%; Class C, 2.02%; Class I, 0.71%; Class R1, 0.81%; and Class R2, 1.06%.
  These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.17% for Class A shares, 1.92% for Class B shares and 1.92% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



  The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

VALUE FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR
                   CLASS     CLASS A                  CLASS B                                CLASS C                  CLASS I
                                        Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                        redemption    the end of each period   redemption    the end of each period
   1 Year          $  673     $  658      $  201              $  701             $  201              $  301           $   73

   3 Years         $  942     $  886      $  632              $  932             $  632              $  632           $  238



   5 Years         $1,230     $1,133      $1,089              $1,289             $1,089              $1,089           $  417

  10 Years         $2,049     $1,838      $2,172              $2,172             $2,354              $2,354           $  938





                  CLASS R1   CLASS R2

  Expenses after
   1 Year          $   84     $  109
   3 Years         $  273     $  351



   5 Years         $  477     $  612
  10 Years         $1,068     $1,359






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------

A BOTTOM UP approach selects stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

MAINSTAY INTERNATIONAL
EQUITY FUND

The International Equity Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields, the Fund's Subadvisor, believes present favorable opportunities.


The Fund's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with earnings that may not be sustainable or that have recurring, weak or high-risk business models or weak balance sheets.

INVESTMENT PROCESS

- The Subadvisor seeks to identify investment opportunities by pursuing a BOTTOM UP, stock picking investment discipline.

- Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital, and the overall track record of management in creating shareholder value.

- Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level.

- Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Fund may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, if the security has reached its target price, if the investment thesis is invalidated, or if superior opportunities to redeploy exist or emerge.

In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

Since the Fund principally invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

- fluctuating currency values,

- less liquid trading markets,

- greater price volatility,

- political and economic instability,

- less publicly available information about issuers,

- changes in U.S. or foreign tax or currency laws, and

- changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

The risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting

INTERNATIONAL EQUITY FUND


either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "More About Investment Strategies and Risks--Risk Management Techniques."



The Fund's investments include derivatives such as options and forwards. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                                       INTERNATIONAL EQUITY FUND

[International Equity Fund Bar Chart]

98                                                                               19.34
99                                                                               26.60
00                                                                              -21.71
01                                                                              -16.34
02                                                                               -4.95
03                                                                               31.11
04                                                                               15.74
05                                                                                6.22
06                                                                               29.58
07                                                                                3.55

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1998 through December 31, 2003. Performance figures for Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class B shares from January 1, 1998 through April 27, 2006, adjusted for differences in expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        19.23%            4Q/98
  Lowest return/worst quarter                                       -14.02%            1Q/01





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR          5 YEARS             10 YEARS
  International Equity Fund
  Return Before Taxes
    Investor Class                                                   -1.40%         16.23%               7.53%
    Class A                                                          -1.40%         16.23%               7.53%
    Class B                                                          -1.10%         16.47%               7.36%
    Class C                                                           2.75%         16.67%               7.35%
    Class I                                                           4.92%         18.15%               8.50%
    Class R1                                                          4.85%         17.97%               8.37%
    Class R2                                                          4.54%         17.73%               8.13%
    Class R3                                                          4.26%         17.26%               7.84%
  Return After Taxes on Distributions(1)
    Class B                                                          -3.12%         15.59%               6.65%
  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                           1.01%         14.39%               6.26%
  Morgan Stanley Capital International EAFE(R) Index(2)
  (reflects no deductions for fees, expenses, or taxes)              11.17%         21.59%               8.66%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I, R1, R2 and R3 shares may vary.


2 The Morgan Stanley Capital International Europe, Australasia and Far East
  Index--the MSCI EAFE(R) Index--is an unmanaged, capitalization-weighted index containing approximately 1,211 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                             INVESTOR
                                              CLASS    CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1  CLASS R2  CLASS R3
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)          5.50%     5.50%     None      None      None      None      None      None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                    None      None      5.00%     1.00%     None      None      None      None
  Redemption/Exchange Fee(2)
  (as a percentage of redemption proceeds)     2.00%     2.00%     2.00%     2.00%     2.00%     2.00%     2.00%     2.00%



  Maximum Account Fee                          None      None      None      None      None      None      None      None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)



  Management Fees(3)                           0.88%     0.88%     0.88%     0.88%     0.88%     0.88%     0.88%     0.88%
  Distribution and/or Service (12b-1)
  Fees(4)                                      0.25%     0.25%     1.00%     1.00%     None      None      0.25%     0.50%



  Other Expenses(5)                            0.53%     0.26%     0.48%     0.48%     0.14%     0.24%     0.24%     0.24%



  Total Annual Fund Operating Expenses(6)      1.66%     1.39%     2.36%     2.36%     1.02%     1.12%     1.37%     1.62%
  Fee
  Recoupments/(Waivers/Reimbursements)(6)       --%       --%       --%       --%      0.01%     0.01%     0.01%     0.01%



  Net Annual Fund Operating Expenses
  (Excluding Underlying Fund Operating
  Expenses)(6)                                 1.66%     1.39%     2.36%     2.36%     1.03%     1.13%     1.38%     1.63%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the Shareholder Guide for additional information.


3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million.



4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



6 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.70%; Class A, 1.37%; Class B, 2.45%; Class C, 2.45%; Class I, 1.03%; Class R1, 1.13%; Class R2, 1.38%; and
  Class R3 1.63%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.60% for Class A shares, 2.35% for Class B shares and 2.35% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                       INTERNATIONAL EQUITY FUND


EXAMPLE*


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                     INVESTOR
                      CLASS        CLASS A                  CLASS B                                CLASS C
                                              Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                              redemption    the end of each period   redemption    the end of each period
   1 Year            $    709      $   684     $    239            $    739           $    239            $    339
   3 Years           $  1,045      $   966     $    736            $  1,036           $    736            $    736



   5 Years           $  1,403      $ 1,269     $  1,260            $  1,460           $  1,260            $  1,260
  10 Years           $  2,407      $ 2,127     $  2,522            $  2,522           $  2,696            $  2,696





                  CLASS I    CLASS R1   CLASS R2   CLASS R3

  Expenses after
   1 Year         $    105   $   115    $   140    $    166
   3 Years        $    326   $   357    $   435    $    512



   5 Years        $    564   $   618    $   751    $    882
  10 Years        $  1,249   $ 1,364    $ 1,647    $  1,923






* The above example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.


Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the applicable Statement of Additional Information ("SAI") (see the back cover of this Prospectus). All references to "Statement of Additional Information" refer to the Statement of Additional Information applicable to your Fund.


DERIVATIVE SECURITIES


Certain Funds may invest in derivative securities. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.



As an investment company registered with the SEC, the Funds must "cover" open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds' daily marked-to market net obligations (i.e., the Funds' daily net liability) under the swaps, if any, rather than their full notional value.



FOREIGN SECURITIES


Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.


Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.


ILLIQUID AND RESTRICTED SECURITIES

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Funds may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As the Funds grow in size, the positive effect of IPO investments on the Funds may decrease.


INVESTMENT POLICIES AND OBJECTIVES



For some of the Funds, the discussion of Principal Investment Strategy states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.



When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest, at least 65% of its assets, as described above, in that type or style of investment.

Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.


INVESTMENTS IN TECHNOLOGY SECTOR

Certain Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES


All of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.



PORTFOLIO TURNOVER


Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

REAL ESTATE INVESTMENT TRUSTS ("REITS")

Certain Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


SWAP AGREEMENTS


Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For a discussion of Credit Default Swaps, see "Derivative Securities" above.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments. The All Cap Growth Fund may only invest up to 50% of its total assets in such investments.


In unusual market conditions, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Investor Class, Class A, B, C, I, R1, R2, and R3 shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.


- SHAREHOLDER SERVICE FEE--this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.


An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

                                                               SHAREHOLDER GUIDE


In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:


- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero. The Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes


                INVESTOR
                 CLASS     CLASS A      CLASS B         CLASS C      CLASS I   CLASS R1   CLASS R2       CLASS R3
  Initial         Yes       Yes          None            None        None       None       None            None
  sales charge

  Contingent    None(1)    None(1)   Sliding scale   1% on sale of   None       None       None            None
  deferred                            during the      shares held
  sales charge                         first six     for one year
                                      years after       or less
                                       purchase



  Ongoing        0.25%     0.25%         0.75%           0.75%       None       None      0.25%           0.25%
  service and/                       distribution    distribution                                      distribution
  or                                   and 0.25%       and 0.25%                                        and 0.25%
  distribution                          service         service                                        distribution
  fee (Rule                          (1.00% total)   (1.00% total)                                    (0.50% total)
  12b-1 fee)




  Shareholder    None       None         None            None        None      0.10%      0.10%           0.10%
  service fee



  Redemption     None       None         None            None        None       None       None            None
  fee(2)

  Conversion      See       See           Yes            None        None       None       None            None
  feature       below(3)    below(3)



  Purchase       None       None       $100,000       $1,000,000     None       None       None            None
  maximum(4)


1 Except on certain redemptions on purchases made without an initial sales charge.

2 The International Equity Fund imposes a 2% redemption fee on certain redemptions (including exchanges). Please see "Information on Fees" in this section for details.


3 Investor Class and Class A shares may be subject to automatic conversions. Please see "Investor Class Share Considerations" and "Class A Shares Considerations" for more information.


4 Per transaction. Does not apply to purchases by certain retirement plans.

SHAREHOLDER GUIDE


The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years, for most Funds). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.


INVESTOR CLASS SHARE CONSIDERATIONS


- Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis beginning on or about June 30, 2008. If at that time, the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that you may not aggregate your holdings of Investor Class shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782).



- Please also note that if your account balance falls below $25,000, whether by shareholder action or change in market value, after conversion to Class A shares or you no longer qualify to hold Class A shares, your account may be converted back to Investor Class shares. Please see "Class A Share Considerations" for more details.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

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  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS A SHARE CONSIDERATIONS


- Generally, Class A shares have a minimum investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis beginning on or about March 28, 2008 (May 1, 2008 for SIMPLE IRA accounts). If at that time, the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS


- You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.



- Due to the availability of sales charge discounts for Investor Class and Class A shares, and the higher ongoing fees for Class B shares, Investor Class and Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.


- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

SHAREHOLDER GUIDE

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


- In most circumstances, you will pay a contingent deferred sales charge ("CDSC") if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAIs.


- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

- Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets.

- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.


- Unlike Class B shares, Class C shares will never convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.


- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.


CLASS I SHARE CONSIDERATIONS


- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

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    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER


CLASS R1, R2 AND R3 SHARE CONSIDERATIONS


- You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

- You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing service and/or distribution fees for Class R2 and Class R3 shares.

- Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:
  - Section 401(a) and 457 plans;
  - Certain section 403(b)(7) plans;
  - 401(k), profit sharing, money purchase pension and defined benefit plans;
    and
  - Non-qualified deferred compensation plans.

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares


The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.


All Funds Except S&P 500 Index Fund

                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                    AS A %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(2)           None                None                     None

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

SHAREHOLDER GUIDE

S&P 500 Index Fund

                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                    AS A %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             3.00%               3.09%                    2.75%
  $100,000 to $249,999           2.50%               2.56%                    2.25%



  $250,000 to $499,999           2.00%               2.04%                    1.75%



  $500,000 to $999,999           1.50%               1.52%                    1.25%



  $1,000,000 or more(2)           None                None                     None

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

Class B Shares


Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAIs. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:


                                           CONTINGENT DEFERRED SALES CHARGE (CDSC) AS A
                                                  % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                   5.00%
  Second year                                                  4.00%



  Third year                                                   3.00%
  Fourth year                                                  2.00%



  Fifth year                                                   2.00%
  Sixth year                                                   1.00%



  Thereafter                                                    None


There are exceptions, which are described in the applicable SAI.


Class C Shares


Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.


Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund
 94

                                                               SHAREHOLDER GUIDE

during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.


There are exceptions, which are described in the SAIs.


SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares


You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.


- RIGHT OF ACCUMULATION


  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund, or MainStay Principal Preservation Fund (which are offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.



  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a MainStay Fund, using your Right of Accumulation you can invest that $10,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $105,000 investment.



  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the SAIs.


- LETTER OF INTENT

  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of

SHAREHOLDER GUIDE


  Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, Class B, or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund, MainStay Money Market Fund, or MainStay Principal Preservation Fund not previously invested in another
  Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.



  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase--Letter of Intent" in the Funds' SAIs.


- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.


More information on Investor Class and Class A share sales charge discounts is available in the SAIs (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).


"Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized

                                                               SHAREHOLDER GUIDE

between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:


  - 50 or more participants; or



  - an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or



  - holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.


However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers


There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAIs.



Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions


If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAIs.

SHAREHOLDER GUIDE

INFORMATION ON FEES

Rule 12b-1 Plans

Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class, Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and 0.25% for service activities, in each case, of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee


Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:



- Class A share accounts, retirement plan services bundled accounts and investment-only retirement accounts;



- accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;



- NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year;



- accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts); and



- certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.



This small account fee will be deducted on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

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Shareholder Services Plans

Each Fund that offers Class R1, Class R2 or Class R3 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Redemption Fee


The International Equity Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Fund and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:



- 401(k) plans;



- section 529 qualified tuition plans;



- accounts held in omnibus accounts on the books of certain financial intermediary firms;



- wrap program accounts;



- qualified default investment alternative accounts; or



- redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.


The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

SHAREHOLDER GUIDE

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.


Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund, the Manager and any Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.


Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.


For more information regarding any of the types of compensation described above, see the SAIs or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL

                                                               SHAREHOLDER GUIDE

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GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR ACCOUNT WITH MAINSTAY INVESTMENTS

Investor Class, Class A, B or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same Fund.


Class I, R1, R2 and R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, R2 or R3 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes


You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

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- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS


The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAIs for additional information.


Investor Class Shares


The following minimums apply if you are investing in Investor Class shares of the Funds:


- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.


Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts (beginning on or about May 1, 2008), may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares


The following minimum applies if you are investing in Class A shares directly or through 403(b) plan accounts:


- $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund.


Broker/dealers (and their affiliates) or certain service providers with customer accounts that primarily trade on an omnibus level or through National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only), certain retirement

                                                               SHAREHOLDER GUIDE


plan accounts, including investment-only plan accounts, board members, Directors and employees of New York Life and its affiliates and subsidiaries and employees of the Funds' subadvisors are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.

Class B and C Shares

The following minimums apply if you are investing in Class B or C shares of the
Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors -- $5 million for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

- Institutional Investors -- no minimum initial or subsequent purchase amounts.


Class R1, R2 and R3 Shares


If you are eligible to invest in Class R1, R2 or R3 shares of the Funds there are no minimum initial or subsequent purchase amounts.

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BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS
  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           - name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                - your account number; and
                       (1-800-624-6782) to obtain an account      - Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       - ABA #011-0000-28
                       - MainStay Funds (DDA #99029415)
                       - Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 pm Eastern time.

  BY PHONE:            Have your investment professional          - MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY                            within three business days. If not, MainStay
                       (1-800-624-6782) between 8:00 am and         Investments can cancel your order and hold you liable
                       6:00 pm Eastern time any day the New         for costs incurred in placing it.
                       York Stock Exchange is open. Call          Be sure to write on your check:
                       before 4:00 pm to buy shares at the        - name(s) of investor(s).
                       current day's NAV.                         - your account number; and
                                                                  - Fund name and Class of shares;



  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           - $1,000 minimum for Investor Class, Class B and Class
                       amount of your investment to:                C shares.
                       MainStay Funds                             - $25,000 minimum for Class A shares.
                       P.O. Box 8401                              - $5 million for Class I shares.
                       Boston, MA 02266-8401                      Be sure to write on your check:
                                                                  - name(s) of investor(s); and
                                                                  - Fund name and Class of shares.

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

BUYING ADDITIONAL SHARES OF THE FUNDS--INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS
  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company.               - name(s) of investor(s);
                       - ABA #011-0000-28                                 - your account number; and
                       - MainStay Funds (DDA #99029415)                   - Fund name and Class of shares.
                       - Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4:00 pm Eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8:00       electronic debits from a designated bank account.
                       am and 6:00 pm Eastern time any day the New        - The maximum ACH purchase amount is $100,000.
                       York Stock Exchange is open to make an ACH
                       purchase; call before 4:00 pm to buy shares
                       at the current day's NAV; or
                        Visit us at www.mainstayfunds.com.



  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     - $50 minimum (for Investor Class, Class B and C
                       P.O. Box 8401                                        shares).
                       Boston, MA 02266-8401
                                                                          Be sure to write on your check:
                       Send overnight orders to:                          - name(s) of investor(s);
                       MainStay Funds                                     - your account number; and
                       c/o Boston Financial                               - Fund name and Class of shares.
                       Data Services
                       30 Dan Road
                       Canton, MA 02021-2809




SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                     HOW                                            DETAILS
  BY CONTACTING YOUR FINANCIAL ADVISOR:                       - You may sell (redeem) your shares through your
                                                               financial advisor or by any of the methods
                                                               described below.

  BY PHONE:        TO RECEIVE PROCEEDS BY CHECK:              - MainStay Investments will only send checks to the
                   Call MainStay Investments toll-free at      account owner at the owner's address of record and
                   1-800-MAINSTAY (1-800-624-6782) between     generally will not send checks to addresses on
                   8:00 am and 6:00 pm Eastern time any        record for 30 days or less.
                   day the New York Stock Exchange is         - The maximum order MainStay Investments can
                   open. Call before 4:00 pm Eastern time      process by phone is $100,000.
                   to sell shares at the current day's
                   NAV.



                   TO RECEIVE PROCEEDS BY WIRE:               - Generally, after receiving your sell order by
                   Call MainStay Investments toll-free at      phone, MainStay Investments will send the proceeds
                   1-800-MAINSTAY (1-800-624-6782) between     by bank wire to your designated bank account the
                   8:00 am and 6:00 pm Eastern time any        next business day, although it may take up to
                   day the New York Stock Exchange is          seven days to do so. Your bank may charge you a
                   open. Eligible investors may sell           fee to receive the wire transfer.
                   shares and have proceeds electronically    - MainStay Investments must have your bank account
                   credited to a designated bank account.      information on file.
                                                              - There is an $11 fee for wire redemptions.
                                                              - MainStay Investments does not charge a fee for
                                                               wire redemptions of Class I shares.
                                                              - The minimum wire transfer amount is $1,000.




                   TO RECEIVE PROCEEDS ELECTRONICALLY BY      - MainStay Investments must have your bank account
                   ACH:                                        information on file.
                   Call MainStay Investments toll-free at     - Proceeds may take 2-3 days to reach your bank
                   1-800-MAINSTAY (1-800-624-6782) between     account.
                   8:00 am and 6:00 pm Eastern time any       - There is no fee from MainStay Investments for
                   day banks and the New York Stock             this transaction.
                   Exchange are open.                         - The maximum ACH transfer amount is $100,000.
                   Visit us at www.mainstayfunds.com




  BY MAIL:         Address your order to:                     Write a letter of instruction that includes:
                   MainStay Funds                             - your name(s) and signature(s);
                   P.O. Box 8401                              - your account number;
                   Boston, MA 02266-8401                      - Fund name and Class of shares; and
                                                              - dollar or share amount you want to sell.
                   Send overnight orders to:
                   MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                   c/o Boston Financial                       documentation, as required.
                   Data Services
                   30 Dan Road                                There is a $15 fee for Class A shares ($25 for
                   Canton, MA 02021-2809                      Investor Class, Class B and Class C shares) for
                                                              checks mailed to you via overnight service.




                                                               SHAREHOLDER GUIDE

GENERAL POLICIES


The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.


Buying Shares


- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.


- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

- To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.


- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.


- MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

  - MainStay Investments does not have on file required bank information to wire funds;

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---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interest of all shareholders, the Funds reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

- There is no fee for wire redemptions of Class I shares.

Additional Information

The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.


From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen (e.g., MainStay Small Cap Value Fund and MainStay Small Cap Opportunity Fund) than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.


Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

                                                               SHAREHOLDER GUIDE

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Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:
- all phone calls with service representatives are tape recorded; and
- written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 1-800-MAINSTAY (1-800-624-6782) for further details.


PURCHASES-IN-KIND

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.


REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already and (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.


SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

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---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Systematic Investing--Individual Shareholders Only


MainStay offers four automatic investment plans:


1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment


Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with dividend reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.


3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.


4. Systematic exchange



Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Funds established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.


Systematic Withdrawal Plan--Individual Shareholders Only


Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.


The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds


You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another (investment minimums and other eligibility requirements will apply). When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. Generally, you may not exchange shares between classes. However, you may exchange between Class A and Investor Class shares of the same or any other MainStay Fund (investment minimums and other eligibility requirements will apply). If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

                                                               SHAREHOLDER GUIDE

---------------------------

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised, or administered by NYLIM or any affiliate thereof, which are offered in separate prospectuses, including:


- MainStay 130/30 Core Fund             - MainStay ICAP Select Equity Fund
- MainStay 130/30 Growth Fund           - MainStay Income Manager Fund
- MainStay 130/30 High Yield Fund*      - MainStay Indexed Bond Fund
- MainStay 130/30 International Fund    - MainStay Institutional Bond Fund
- MainStay Balanced Fund                - MainStay Intermediate Term Bond Fund
- MainStay Cash Reserves Fund           - MainStay Large Cap Opportunity Fund*
- MainStay Conservative Allocation      - MainStay Moderate Allocation Fund
Fund                                    - MainStay Moderate Growth Allocation
- MainStay Convertible Fund             Fund
- MainStay Diversified Income Fund      - MainStay Money Market Fund
- MainStay Floating Rate Fund           - MainStay Principal Preservation Fund
- MainStay Global High Income Fund      - MainStay Retirement 2010 Fund
- MainStay Government Fund              - MainStay Retirement 2020 Fund
- MainStay Growth Allocation Fund       - MainStay Retirement 2030 Fund
- MainStay Growth Equity Fund*          - MainStay Retirement 2040 Fund
- MainStay High Yield Corporate         - MainStay Retirement 2050 Fund
 Bond Fund                              - MainStay Short Term Bond Fund
- MainStay ICAP Equity Fund             - MainStay Tax Free Bond Fund
- MainStay ICAP International Fund      - MainStay Total Return Fund


Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).


The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


In certain circumstances you may have to pay a sales charge.


In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class shares or Class A shares of a Fund subject to the 1% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into

---------------
* Offered only to residents of Connecticut, Maryland, New Jersey, and New York.


You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the applicable Statement of Additional Information.

---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.


Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.


Certain clients of NYLIFE Securities who purchased more than $50,000 of Class B shares of the Funds between January 1, 2003 and June 27, 2007, have the right to convert their Class B shares for Class A shares of the same Fund at the net asset value next computed and without imposition of a contingent deferred sales charge.



When you exchange your shares, you may incur a redemption fee. Please see "Shareholder Guide--Redemption Fee" for more information.


EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others,

                                                               SHAREHOLDER GUIDE

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.


The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing.


In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees--Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Funds' Share Prices (NAV) and the Valuation of Securities


Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's

SHAREHOLDER GUIDE

portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds', notably the International Equity Fund's, fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information


A description of the Fund's policies and procedures with respect to the disclosure of each of the Funds' portfolio securities holdings is available in the Funds' SAIs. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Funds' top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.



FUND EARNINGS


Dividends and Interest


Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

                                                               SHAREHOLDER GUIDE

When the Funds Pay Dividends

The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.


How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.


UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of a Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed

SHAREHOLDER GUIDE

income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.


For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. The favorable treatment of any qualified income is scheduled to expire after 2010.


Since many of the stocks in which the Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction.

MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.


If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.



However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.


Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Directors of Eclipse Funds Inc., the Board of Trustees of Eclipse Funds and the Board of Trustees of The MainStay Funds, collectively the "Board" of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, NY 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.

The Manager has delegated its portfolio management responsibilities for certain Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.


The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, the Funds Chief Compliance Officer, a portion of whose compensation may be paid by the Funds (Eclipse Funds and Eclipse Funds Inc. only) and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2007, the Funds paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each Fund as follows:


                                                                    RATE PAID FOR THE
                                                                      PERIOD ENDED
                                                                    OCTOBER 31, 2007
  All Cap Growth Fund                                                     0.84%

  Capital Appreciation Fund                                               0.58%
  Common Stock Fund                                                       0.47%

  International Equity Fund                                               0.90%
  Large Cap Growth Fund                                                   0.65%

  MAP Fund                                                                0.73%
  Mid Cap Growth Fund                                                     0.81%

  Mid Cap Opportunity Fund                                                0.63%
  Mid Cap Value Fund                                                      0.65%

  S&P 500 Fund                                                            0.10%
  Small Cap Growth Fund                                                   0.61%

  Small Cap Opportunity Fund                                              0.91%
  Small Cap Value Fund                                                    0.60%

  Value Fund                                                              0.58%



For information regarding the basis for the Board's approval of the investment advisory contract and subadvisory contracts with respect to those Funds that are series of The MainStay Funds, please refer to each Fund's annual report to shareholders for the fiscal year ended October 31, 2007.



For information regarding the basis for the Board's approval of the investment advisory contract and subadvisory contracts with respect to those Funds that are series of Eclipse Funds and Eclipse Funds Inc., please refer to each Fund's semi-annual report to shareholders for the fiscal period ended April 30, 2007.



Each Fund that is a series of The MainStay Funds, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each of these Funds pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.


The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisors, except to the extent expressly provided in the Management Agreement between the Manager and the Funds.

Pursuant to an agreement with NYLIM, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.


WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2007, NYLIM and its affiliates managed approximately $250 billion in assets.


NYLIM is responsible for the day-to-day portfolio management of the Common Stock, Mid Cap Opportunity, S&P 500 Index, and Small Cap Opportunity Funds.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors/Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future sub-advisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the Statement of Additional Information for more information on the Order. The shareholders of The MainStay Funds have approved the use of this Order. Eclipse Funds and Eclipse Fund Inc., covered by this Prospectus, may not rely on this Order without first obtaining shareholder approval.


The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund. The shareholders of each Fund have approved the manager-of-managers relationship.



Under the supervision of the Manager, the Subadvisors are responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds. (See your Fund's SAI for a breakdown of fees.)



MACKAY SHIELDS LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th St., New York, New York 10019, is the Subadvisor to each Fund in this Prospectus except the Common Stock, Large Cap Growth, MAP, Mid Cap Opportunity, S&P 500 Index, and Small Cap Opportunity Funds. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2007, MacKay Shields managed approximately $38 billion in assets.



INSTITUTIONAL CAPITAL LLC ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400 Chicago, Illinois 60606 serves as a Subadvisor to the MAP Fund. ICAP has been an investment adviser since 1970. As of December 31, 2007, ICAP managed over $18.4 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.


MARKSTON INTERNATIONAL LLC ("Markston International"), 50 Main Street, White Plains, New York 10606, is a Subadvisor to the MAP Fund. As of December 31, 2007, Markston managed approximately $1.15 billion in assets.



WINSLOW CAPITAL MANAGEMENT, INC. ("Winslow Capital") 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, is the Subadvisor to the Large Cap Growth Fund. Winslow Capital has been an investment adviser since 1992, and as of December 31, 2007 managed approximately $3.7 billion in assets.


PORTFOLIO MANAGERS:

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

ALL CAP GROWTH FUND--Edmund C. Spelman, Robert J. Centrella, John Butler, Eileen Cook, Lanette Donovan and Denise E. Higgins

CAPITAL APPRECIATION FUND--Edmund C. Spelman and Robert J. Centrella

COMMON STOCK FUND--Harvey Fram and Migene Kim

INTERNATIONAL EQUITY FUND--Rupal J. Bhansali

LARGE CAP GROWTH FUND--Clark J. Winslow, Justin H. Kelly and R. Bart Wear

MAP FUND--Michael Mullarkey, Roger Lob and Christopher Mullarkey from Markston; and Jerrold K. Senser and Thomas R. Wenzel from ICAP

MID CAP GROWTH FUND--Edmund C. Spelman and Robert J. Centrella

MID CAP OPPORTUNITY FUND--Daniel O. Glickman and Victor G. Samoilovich

MID CAP VALUE FUND--Mark T. Spellman and Richard A. Rosen


S&P 500 INDEX FUND--Francis K. Ok and Lee Baker


SMALL CAP GROWTH FUND--Edmund C. Spelman and Denise E. Higgins


SMALL CAP OPPORTUNITY FUND--Daniel O. Glickman and Victor G. Samoilovich SMALL CAP VALUE FUND--Mark T. Spellman


VALUE FUND--Richard A. Rosen

PORTFOLIO MANAGER BIOGRAPHIES:


The following section provides biographical information about each of the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the applicable SAI.



LEE BAKER Mr. Baker is a Vice President at NYLIM Equity Investors and is responsible for enhancing the algorithmic trading process for the portfolio management teams. Prior to joining NYLIM, he held positions at Schwab Soundview Capital Markets and Stuart Frankel as a trader on the electronic and program trading desks. He has over six years of experience in the industry. Mr. Baker received his BA in Economics from Occidental College.


RUPAL J. BHANSALI Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division Product in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios from 1995 to 2000. She assumed responsibilities as Portfolio Manager for the International Equity Fund in 2001. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.

JOHN BUTLER Mr. Butler is a Director at MacKay Shields and a portfolio manager for the All Cap Growth Fund. He joined MacKay Shields as a Director in 2002. Prior to joining MacKay Shields, he was Managing Director of Equity Research at SG Cowen Securities Corporation. Previously he performed equity research with Prudential Securities and Alex, Brown & Sons. He received a MBA in Finance from The Wharton School of Business at the University of Pennsylvania and received a BA from Lafayette College. John has been in the investment management and research industry since 1993.

ROBERT J. CENTRELLA, CFA Mr. Centrella is a Managing Director at MacKay Shields and has been a portfolio manager for the All Cap Growth, Capital Appreciation and Mid Cap Growth Funds since August 2007. He joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. Immediately prior to joining MacKay Shields, he was with Gibraltar Advisors where he was Vice President and Portfolio Manager. Prior to that, Mr. Centrella was with Foxhall Investment Management as a Portfolio Manager, and earlier in his career he was a Senior Financial Analyst at the Federal National Mortgage Association. Mr. Centrella has been in the investment management industry since 1985. He received a BS in Accounting from the University of Scranton and a MBA in Finance from George Mason University. He became a holder of the Chartered Financial Analyst designation in 1993.

EILEEN COOK Ms. Cook is a Director at MacKay Shields and a portfolio manager for the All Cap Growth Fund. She rejoined MacKay in 2006 as a Director, Portfolio Manager/Research Analyst in the Growth Equity Investment team. She was previously with MacKay Shields from 1994 to 2002 in the Growth Equity Investment team. Prior to MacKay Shields, Ms. Cook was with Lord, Abbett & Co., Inc. as an Assistant Portfolio Manager/Analyst, and prior to that a Research Analyst at Smith Barney, Harris Upham & Co. for four years. She has 14 years experience in investment management and research and has a BA from The American University, majority in International Studies and Economics. Eileen also did graduate work at the Stern School of Business at New York University.

LANETTE DONOVAN Ms. Donovan is a Director at MacKay Shields and a portfolio manager for the All Cap Growth Fund. She joined MacKay Shields as a Director, Growth Equity Portfolio Manager/Research Analyst in 2005. She was most recently Managing Director of Global Equity Investments at Deutsche Asset Management. Prior to that, she spent several years as Managing Director of Global Equity Research at SSBCITI Global Asset Management. Previously, she was Director of Equity Research at College Retirement Equities Fund and prior to that was an Equity Research Analyst at Gabelli & Company. Earlier in her career, Ms. Donovan managed private investments, and also spent some time at Credit

Agricole, Twenty-First Securities and Bankers Trust Company. She received her MBA from Columbia Business School and her BS in Finance from The Wharton School at the University of Pennsylvania. She has been in the investment management and research industry since 1984.

HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Common Stock Fund. Mr. Fram is currently a Director at NYLIM. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

DANIEL O. GLICKMAN Mr. Glickman has managed the Mid Cap Opportunity and Small Cap Opportunity Funds since November 2006, and has been a Managing Director of NYLIM since September 2006. Prior to joining NYLIM, he had been a portfolio manager at TIAA-CREF since 2001. Prior to joining TIAA-CREF, he was a senior researcher at State Street Global Advisors. Mr. Glickman received his M.B.A. from the University of Chicago, Graduate School of Business, his M.S. from Columbia University's School of Engineering and his B.S. from Massachusetts Institute of Technology.

DENISE E. HIGGINS, CFA Ms. Higgins is a Director at MacKay Shields and has been a portfolio manager for the All Cap Growth and Small Cap Growth Funds since August 2007. She joined MacKay Shields' Growth Equity team in 1999 after having spent 6 years at J.P. Morgan Investment Management, most recently as a Small Cap Portfolio Manager. Prior to that she was with Lord, Abbett & Company for 11 years. Ms. Higgins received a MBA in Finance from the Wharton School of Business at the University of Pennsylvania and a BA in Economics at The College of Mount Saint Vincent. Ms. Higgins became a holder of the Chartered Financial Analyst designation in 1985 and is a member of both the Association of Investment Management and Research and the New York Society of Security Analysts. She has been in the investment management and research industry since 1982.

JUSTIN H. KELLY, CFA. Mr. Kelly is a Managing Director and portfolio manager of Winslow Capital with responsibility for large cap growth stocks. Previously, Mr. Kelly was a Vice President and co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.

MIGENE KIM, CFA Ms. Kim is has been part of the management team for the Common Stock Fund since 2007. Prior to joining NYLIM in 2005, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.

ROGER LOB Mr. Lob has an MBA from Columbia Business School, is a Member of Markston International and has been a portfolio manager for the MAP Fund, or its predecessors, since 1987.

CHRISTOPHER MULLARKEY Mr. Mullarkey has an MBA from Stern School of Business at New York University, is a Member of Markston International, has over fourteen years of experience in the investment business and has been a portfolio manager for the MAP Fund since 2002.

MICHAEL J. MULLARKEY Mr. Mullarkey has an MBA from Harvard Business School, is Managing Member of Markston International and has been a portfolio manager of the MAP Fund, or its predecessors, since 1981.


FRANCIS J. OK Mr. Ok has managed the S&P 500 Index Fund since 1996. Mr. Ok, a Director at NYLIM, is responsible for managing and running the trading desk at NYLIM's Equity Investors Group, a division of NYLIM. Prior to joining NYLIM in 2000, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Ok holds a B.S. in Economics from Northeastern University.


RICHARD A. ROSEN, CFA Mr. Rosen has managed the Value and Mid Cap Value Funds since 1999 and the Total Return Fund since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and Head of the Value Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

VICTOR G. SAMOILOVICH Mr. Samoilovich has managed the Mid Cap Opportunity and Small Cap Opportunity Funds since November 2006, and has been a Managing Director of NYLIM since September 2006. Prior to joining NYLIM, he had been a portfolio manager at TIAA-CREF since 2000. Mr. Samoilovich is a graduate of Moscow State University in Russia.

JERROLD K. SENSER, CFA Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the MAP Fund since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

MARK T. SPELLMAN Mr. Spellman has been a portfolio manager of the Mid Cap Value Fund since October 2005 and the Small Cap Value Fund since January 2007. Mr. Spellman joined MacKay Shields in 1996; he is currently a Managing Director and a senior member of the Value Equity Division. Prior to joining MacKay Shields, Mr. Spellman was a research analyst at Deutsche Morgan Grenfell/C.J. Lawrence and a portfolio manager with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. Mr. Spellman has 18 years of investment management experience.


EDMUND C. SPELMAN Mr. Spelman has managed the Capital Appreciation Fund since 1991 and the Small Cap Growth and Mid Cap Growth Funds since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

R. BART WEAR, CFA Mr. Wear is a Managing Director and portfolio manager of Winslow Capital and has been with the firm since 1997. He previously was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior to that, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. He is also a Chartered Financial Analyst.

THOMAS R. WENZEL, CFA Mr. Wenzel, Executive Vice President and Director of Research for ICAP, is a senior member of ICAP's investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years.


CLARK J. WINSLOW Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow Capital since 1992. Mr. Winslow has 42 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).



THE MAINSTAY FUNDS



The information for all funds that are series of The MainStay Funds except the Large Cap Growth Fund for the years ended October 31, 2007, 2006, 2005 and 2004, has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request. For all prior periods ended on or before October 31, 2003, the information provided was audited by another auditor.



With respect to Large Cap Growth Fund, from July 1, 1995 until March 31, 2005, the Fund operated as the FMI Winslow Growth Fund ("Winslow Fund"). Upon the completion of the reorganization of the Winslow Fund with and into the Fund on March 31, 2005, the Class A shares of the Fund assumed the performance, financial and other historical information of the Winslow Fund. The information for the periods presented prior to June 30, 2005 has been audited by the Winslow Fund's previous independent registered public accounting firm. Information for the fiscal periods ended October 31, 2007, 2006, 2005 and June 30, 2005, has been audited by KPMG LLP, whose report, along with the Large Cap Growth Fund's financial statements, are included in the annual report of the Fund, which is available upon request.



ECLIPSE FUNDS AND ECLIPSE FUNDS INC.



The information for all funds that are series of Eclipse Funds and Eclipse Funds Inc. has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS



ALL CAP GROWTH FUND



                                                                                       Class A
                                                                -----------------------------------------------------
                                                                                                          January 2,
                                                                                                             2004*
                                                                       Year ended October 31,               through
                                                                ------------------------------------      October 31,
                                                                 2007            2006         2005           2004
                                                                -------         -------      -------      -----------
  Net asset value at beginning of period......................  $ 23.86         $ 21.84      $ 18.32        $ 18.99
                                                                -------         -------      -------        -------
  Net investment loss (a).....................................    (0.21)          (0.21)       (0.19)(b)      (0.10)
  Net realized and unrealized gain (loss) on investments......     5.20            2.23         3.71          (0.57)
                                                                -------         -------      -------        -------
  Total from investment operations............................     4.99            2.02         3.52          (0.67)
                                                                -------         -------      -------        -------
  Net asset value at end of period............................  $ 28.85         $ 23.86      $ 21.84        $ 18.32
                                                                =======         =======      =======        =======
  Total investment return (c).................................    20.91%           9.25%       19.21%         (3.53%)(d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss......................................    (0.79%)         (0.89%)      (0.95%)(b)     (0.61%)+
     Net expenses.............................................     1.55%           1.50%        1.55%          1.31% +
     Expenses (before waiver/recoupment)......................     1.53%(e)        1.54%        1.59%          1.37% +
  Portfolio turnover rate.....................................       37%             46%          31%            44%
  Net assets at end of period (in 000's)......................  $32,894         $28,170      $14,333        $12,716



                                                                                     Class C
                                                                --------------------------------------------------
                                                                                                       January 2,
                                                                                                          2004*
                                                                     Year ended October 31,              through
                                                                ---------------------------------      October 31,
                                                                 2007           2006        2005          2004
                                                                ------         ------      ------      -----------
  Net asset value at beginning of period......................  $23.38         $21.56      $18.22        $18.99
                                                                ------         ------      ------        ------
  Net investment loss (a).....................................   (0.39)         (0.37)      (0.36)(b)     (0.23)
  Net realized and unrealized gain (loss) on investments......    5.07           2.19        3.70         (0.54)
                                                                ------         ------      ------        ------
  Total from investment operations............................    4.68           1.82        3.34         (0.77)
                                                                ------         ------      ------        ------
  Net asset value at end of period............................  $28.06         $23.38      $21.56        $18.22
                                                                ======         ======      ======        ======
  Total investment return (c).................................   20.02%          8.44%      18.33%        (4.05%)(d)
  Ratios (to average net assets)/
   Supplemental Data:
   Net investment loss........................................   (1.55%)        (1.64%)     (1.70%)(b)    (1.36%)+
   Net expenses...............................................    2.30%          2.25%       2.30%         2.06% +
   Expenses (before waiver/recoupment)........................    2.28%(e)       2.29%       2.34%         2.12% +
  Portfolio turnover rate.....................................      37%            46%         31%           44%
  Net assets at end of period (in 000's)......................  $7,396         $4,820      $2,292        $  532



-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  Due to expense cap structure change as noted in Note 3(A),
     Class A, B and C were able to recoup expenses during year
     ended October 31, 2007.

                                                            FINANCIAL HIGHLIGHTS



                                                             ALL CAP GROWTH FUND



                            Class B
      ----------------------------------------------------
                                               January 2,
                                                  2004*
            Year ended October 31,               through
      -----------------------------------      October 31,
       2007            2006         2005          2004
      -------         -------      ------      -----------
      $ 23.36         $ 21.54      $18.21        $18.99
      -------         -------      ------        ------
        (0.39)          (0.37)      (0.36)(b)     (0.22)
         5.06            2.19        3.69         (0.56)
      -------         -------      ------        ------
         4.67            1.82        3.33         (0.78)
      -------         -------      ------        ------
      $ 28.03         $ 23.36      $21.54        $18.21
      =======         =======      ======        ======
        19.99%           8.45%      18.29%        (4.11%)(d)
        (1.54%)         (1.63%)     (1.70%)(b)    (1.36%)+
         2.30%           2.25%       2.30%         2.06% +
         2.28% (e)       2.29%       2.34%         2.12% +
           37%             46%         31%           44%
      $11,925         $10,770      $9,499        $3,453



                                  Class I
      ----------------------------------------------------------------
                           Year ended October 31,
      ----------------------------------------------------------------
        2007          2006          2005          2004          2003
      --------      --------      --------      --------      --------
      $  24.90      $  22.66      $  18.90      $  18.66      $  16.02
      --------      --------      --------      --------      --------
         (0.05)        (0.08)        (0.07)(b)     (0.04)        (0.01)
          5.43          2.32          3.83          0.28          2.65
      --------      --------      --------      --------      --------
          5.38          2.24          3.76          0.24          2.64
      --------      --------      --------      --------      --------
      $  30.28      $  24.90      $  22.66      $  18.90      $  18.66
      ========      ========      ========      ========      ========
         21.61%         9.89%        19.89%         1.29%        16.48%
         (0.18%)       (0.31%)       (0.33%)(b)    (0.23%)       (0.04%)
          0.93%         0.93%         0.93%         0.93%         0.93%
          0.95%         0.97%         0.97%         0.99%         1.02%
            37%           46%           31%           44%           35%
      $297,744      $263,102      $289,058      $253,968      $342,761

FINANCIAL HIGHLIGHTS



CAPITAL APPRECIATION FUND



                                                                                 Class A
                                         ----------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*          Year ended
                                                        Year ended October 31,                        through        December 31,
                                         -----------------------------------------------------      October 31,      ------------
                                           2007          2006             2005          2004           2003              2002
                                         --------      --------         --------      --------      -----------      ------------
  Net asset value at beginning of
   period..............................  $  32.55      $  30.08         $  27.12      $  27.24       $  22.49          $  32.86
                                         --------      --------         --------      --------       --------          --------
  Net investment loss (a)..............     (0.09)        (0.20)           (0.12)(b)     (0.13)         (0.09)            (0.13)
  Net realized and unrealized gain
   (loss) on investments...............      6.37          2.67(e)          3.08          0.01           4.84            (10.24)
                                         --------      --------         --------      --------       --------          --------
  Total from investment operations.....      6.28          2.47             2.96         (0.12)          4.75            (10.37)
                                         --------      --------         --------      --------       --------          --------
  Net asset value at end of period.....  $  38.83      $  32.55         $  30.08      $  27.12       $  27.24          $  22.49
                                         ========      ========         ========      ========       ========          ========
  Total investment return (c)..........     19.29%         8.21%(d)(e)     10.91%        (0.44%)        21.12%(f)        (31.56%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss...............     (0.25%)       (0.63%)          (0.41%)(b)    (0.48%)        (0.45%)+          (0.48%)
     Net expenses......................      1.24%         1.30%            1.27%         1.25%          1.30% +           1.28%
     Expenses (before reimbursement)...      1.24%         1.31%(d)         1.27%         1.25%          1.30% +           1.23%
  Portfolio turnover rate..............        91%           23%              27%           28%            19%               69%
  Net assets at end of period (in
   000's)..............................  $754,214      $701,374         $220,611      $268,199       $335,484          $277,526



                                                                                     Class C
                                                 --------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*          Year ended
                                                            Year ended October 31,                    through        December 31,
                                                 ---------------------------------------------      October 31,      ------------
                                                  2007        2006           2005        2004          2003              2002
                                                 ------      ------         ------      ------      -----------      ------------
  Net asset value at beginning of period.......  $29.60      $27.56         $25.03      $25.33        $ 21.05           $31.00
                                                 ------      ------         ------      ------        -------           ------
  Net investment income (loss) (a).............   (0.31)      (0.39)         (0.31)(b)   (0.32)         (0.23)           (0.32)
  Net realized and unrealized gain (loss) on
   investments.................................    5.76        2.43(e)        2.84        0.02           4.51            (9.63)
                                                 ------      ------         ------      ------        -------           ------
  Total from investment operations.............    5.45        2.04           2.53       (0.30)          4.28            (9.95)
                                                 ------      ------         ------      ------        -------           ------
  Net asset value at end of period.............  $35.05      $29.60         $27.56      $25.03        $ 25.33           $21.05
                                                 ======      ======         ======      ======        =======           ======
  Total investment return (c)..................   18.45%       7.40%(d)(e)   10.11%      (1.18%)        20.33%(f)       (32.10%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..............   (1.00%)     (1.35%)        (1.16%)(b)  (1.23%)        (1.20%)+         (1.23%)
     Net expenses..............................    1.99%       2.05%          2.02%       2.00%          2.05% +          2.03%
     Expenses (before reimbursement)...........    1.99%       2.06%(d)       2.02%       2.00%          2.05% +          1.98%
  Portfolio turnover rate......................      91%         23%            27%         28%            19%              69%
  Net assets at end of period (in 000's).......  $5,443      $5,953         $7,120      $8,694        $10,475           $9,819



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Class
     I Shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's
     reimbursement of such losses were $0.08 per share on net
     realized gains on investments and the effect on total
     investment return was 0.11% for Class A, 0.27% for Class I and 0.72% for Class B and 0.32% for Class C, respectively.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS



                                                       CAPITAL APPRECIATION FUND



                                               Class B
      ------------------------------------------------------------------------------------------
                                                                   January 1,
                                                                      2003*          Year ended
                      Year ended October 31,                         through        December 31,
      -------------------------------------------------------      October 31,      ------------
        2007             2006          2005           2004            2003              2002
      --------         --------      --------      ----------      -----------      ------------
      $  29.60         $  27.56      $  25.03      $    25.33      $    21.05        $    30.99
      --------         --------      --------      ----------      ----------        ----------
         (0.31)           (0.38)        (0.31)(b)       (0.32)          (0.23)            (0.32)
          5.76             2.42(e)       2.84            0.02            4.51             (9.62)
      --------         --------      --------      ----------      ----------        ----------
          5.45             2.04          2.53           (0.30)           4.28             (9.94)
      --------         --------      --------      ----------      ----------        ----------
      $  35.05         $  29.60      $  27.56      $    25.03      $    25.33        $    21.05
      ========         ========      ========      ==========      ==========        ==========
         18.41%            7.40%(d)(e)    10.11%        (1.18%)         20.33%(f)        (32.07%)
         (0.99%)          (1.31%)       (1.16%)(b)      (1.23%)         (1.20%)+          (1.23%)
          1.99%            2.05%         2.02%           2.00%           2.05% +           2.03%
          1.99%            2.06%(d)      2.02%           2.00%           2.05% +           1.98%
            91%              23%           27%             28%             19%               69%
      $311,590         $394,077      $991,328      $1,134,299      $1,300,835        $1,165,260



                           Class I
      --------------------------------------------------
                                             January 2,
                                               2004**
           Year ended October 31,              through
      ---------------------------------      October 31,
       2007           2006        2005          2004
      ------         ------      ------      -----------
      $32.88         $30.21      $27.15        $28.48
      ------         ------      ------        ------
        0.03           0.14       (0.06)(b)     (0.11)
        6.55           2.53(e)     3.12         (1.22)
      ------         ------      ------        ------
        6.58           2.67        3.06         (1.33)
      ------         ------      ------        ------
      $39.46         $32.88      $30.21        $27.15
      ======         ======      ======        ======
       20.01%          8.84%(d)(e)  11.27%      (4.67%)(f)
        0.09%          0.44%      (0.18%)(b)    (0.11%)+
        0.65%          0.60%       1.04%         0.88% +
        0.65%          0.61%(d)    1.04%         0.88% +
          91%            23%         27%           28%
      $1,531         $    1      $    1        $    1

FINANCIAL HIGHLIGHTS



COMMON STOCK FUND



                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                          Year ended October 31,                      through         Year ended
                                             -------------------------------------------------      October 31,      December 31,
                                              2007            2006         2005         2004           2003              2002
                                             -------         -------      -------      -------      -----------      ------------
  Net asset value at beginning of period...  $ 14.66         $ 12.62      $ 11.41      $ 10.69        $  9.02          $ 12.12
                                             -------         -------      -------      -------        -------          -------
  Net investment income (loss) (a).........     0.06            0.09         0.08(b)     (0.01)         (0.01)           (0.02)
  Net realized and unrealized gain (loss)
   on investments..........................     1.72            1.97         1.13         0.73           1.68            (3.08)
                                             -------         -------      -------      -------        -------          -------
  Total from investment operations.........     1.78            2.06         1.21         0.72           1.67            (3.10)
                                             -------         -------      -------      -------        -------          -------
  Less dividends and distributions:
   From net investment income..............    (0.06)          (0.02)          --           --             --               --
   From net realized gain on investments...    (0.28)             --           --           --             --               --
                                             -------         -------      -------      -------        -------          -------
  Total dividends and distributions........    (0.34)          (0.02)          --           --             --               --
                                             -------         -------      -------      -------        -------          -------
  Net asset value at end of period.........  $ 16.10         $ 14.66      $ 12.62      $ 11.41        $ 10.69          $  9.02
                                             =======         =======      =======      =======        =======          =======
  Total investment return (c)..............    12.24%          16.43%       10.60%        6.74%         18.51%(d)       (25.58%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..........     0.42%           0.63%        0.67%(b)    (0.05%)        (0.06%)+         (0.24%)
     Net expenses..........................     1.29%           1.30%        1.38%        1.65%          1.65% +          1.65%
     Expenses (before
      waiver/reimbursement)................     1.48%           1.60%        1.72%        1.77%          1.86% +          1.75%
  Portfolio turnover rate..................      122%            144%         105%         136%            71%             130%
  Net assets at end of period (in 000's)...  $44,874         $38,940      $35,886      $34,957        $38,313          $28,639



                                                                                     Class C
                                                 --------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                            Year ended October 31,                    through         Year ended
                                                 ---------------------------------------------      October 31,      December 31,
                                                  2007           2006        2005        2004          2003              2002
                                                 ------         ------      ------      ------      -----------      ------------
  Net asset value at beginning of period.......  $13.79         $11.94      $10.87      $10.25        $ 8.71           $ 11.79
                                                 ------         ------      ------      ------        ------           -------
  Net investment income (loss) (a).............   (0.05)         (0.01)      (0.01)(b)   (0.09)        (0.06)            (0.10)
  Net realized and unrealized gain (loss) on
   investments.................................    1.61           1.86        1.08        0.71          1.60             (2.98)
                                                 ------         ------      ------      ------        ------           -------
  Total from investment operations.............    1.56           1.85        1.07        0.62          1.54             (3.08)
                                                 ------         ------      ------      ------        ------           -------
  Less dividends and distributions:
   From net investment income..................      --             --          --          --            --                --
   From net realized gain on investments.......   (0.28)            --          --          --            --                --
                                                 ------         ------      ------      ------        ------           -------
  Total dividends and distributions............   (0.28)            --          --          --            --                --
                                                 ------         ------      ------      ------        ------           -------
  Net asset value at end of period.............  $15.07         $13.79      $11.94      $10.87        $10.25           $  8.71
                                                 ======         ======      ======      ======        ======           =======
  Total investment return (c)..................   11.47%         15.49%       9.84%       6.05%        17.68%(d)        (26.12%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..............   (0.32%)        (0.09%)     (0.08%)(b)  (0.80%)       (0.81%)+          (0.99%)
     Net expenses..............................    2.04%          2.05%       2.13%       2.40%         2.40% +           2.40%
     Expenses (before waiver/reimbursement)....    2.23%          2.35%       2.47%       2.52%         2.61% +           2.50%
  Portfolio turnover rate......................     122%           144%        105%        136%           71%              130%
  Net assets at end of period (in 000's).......  $3,334         $3,254      $3,045      $2,926        $2,429           $ 1,724



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and
     Class C, respectively as a result of a special one time
     dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS



                                                               COMMON STOCK FUND



                                            Class B
      ------------------------------------------------------------------------------------
                                                             January 1,
                                                                2003*
                   Year ended October 31,                      through         Year ended
      -------------------------------------------------      October 31,      December 31,
       2007            2006         2005         2004           2003              2002
      -------         -------      -------      -------      -----------      ------------
      $ 13.80         $ 11.94      $ 10.87      $ 10.26        $  8.71          $ 11.79
      -------         -------      -------      -------        -------          -------
        (0.04)          (0.01)       (0.01)(b)    (0.09)         (0.06)           (0.10)
         1.59            1.87         1.08         0.70           1.61            (2.98)
      -------         -------      -------      -------        -------          -------
         1.55            1.86         1.07         0.61           1.55            (3.08)
      -------         -------      -------      -------        -------          -------
           --              --           --           --             --               --
        (0.28)             --           --           --             --               --
      -------         -------      -------      -------        -------          -------
        (0.28)             --           --           --             --               --
      -------         -------      -------      -------        -------          -------
      $ 15.07         $ 13.80      $ 11.94      $ 10.87        $ 10.26          $  8.71
      =======         =======      =======      =======        =======          =======
        11.39%          15.58%        9.84%        5.95%         17.80%(d)       (26.12%)
        (0.31%)         (0.05%)      (0.08%)(b)   (0.80%)        (0.81%)+         (0.99%)
         2.04%           2.05%        2.13%        2.40%          2.40% +          2.40%
         2.23%           2.35%        2.47%        2.52%          2.61% +          2.50%
          122%            144%         105%         136%            71%             130%
      $33,203         $39,024      $50,815      $53,640        $53,946          $48,434



                               Class I
      ----------------------------------------------------------
                                                    December 28,
                  Year ended                           2004**
                 October 31,                          through
      ----------------------------------            October 31,
         2007                   2006                    2005
      -----------            -----------            ------------
       $  14.73               $  12.68                $ 12.25
       --------               --------                -------
           0.16                   0.17                   0.10
           1.73                   1.99                   0.33
       --------               --------                -------
           1.89                   2.16                   0.43
       --------               --------                -------
          (0.15)                 (0.11)                    --
          (0.28)                    --                     --
       --------               --------                -------
          (0.43)                 (0.11)                    --
       --------               --------                -------
       $  16.19               $  14.73                $ 12.68
       ========               ========                =======
          13.03%                 17.19%                  3.51%(d)
           1.06%                  1.24%                  0.94%+
           0.62%                  0.66%                  0.76%+
           0.87%                  0.96%                  1.10%+
            122%                   144%                   105%
       $219,460               $133,818                $69,177

FINANCIAL HIGHLIGHTS



LARGE CAP GROWTH FUND



                                                                                      Class A
                                                  -------------------------------------------------------------------------------
                                                                                   July 1,
                                                                                    2005*
                                                   Year ended October 31,          through              Year ended June 30,
                                                  -------------------------      October 31,      -------------------------------
                                                    2007             2006           2005           2005         2004        2003
                                                  --------         --------      -----------      -------      ------      ------
  Net asset value at beginning of period........  $   5.84         $   5.31        $  5.06        $  4.69      $ 3.96      $ 3.92
                                                  --------         --------        -------        -------      ------      ------
  Net investment income (loss) (a)..............     (0.04)           (0.03)         (0.01)         (0.03)      (0.03)      (0.03)
  Net realized and unrealized gain on
   investments..................................      1.57             0.56           0.26           0.40        0.76        0.07
                                                  --------         --------        -------        -------      ------      ------
  Total from investment operations..............      1.53             0.53           0.25           0.37        0.73        0.04
                                                  --------         --------        -------        -------      ------      ------
  Less distributions:
   From net realized gain on investments........        --            (0.00)(b)         --             --          --          --
                                                  --------         --------        -------        -------      ------      ------
  Net asset value at end of period..............  $   7.37         $   5.84        $  5.31        $  5.06      $ 4.69      $ 3.96
                                                  ========         ========        =======        =======      ======      ======
  Total investment return (c)...................     26.20%           10.04%          4.94%(d)       7.89%      18.43%       1.02%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss........................     (0.61%)          (0.53%)        (0.77%)+       (0.29%)     (0.77%)     (0.74%)
     Net expenses...............................      1.36%            1.40%          1.40% +        1.35%       1.30%       1.30%
     Expenses (before waiver/reimbursement).....      1.43%            1.63%          1.77% +        3.01%       2.78%       3.17%
  Portfolio turnover rate.......................        74%              92%            29%            27%         94%        108%
  Net assets at end of period (in 000's)........  $374,978         $200,500        $71,859        $67,000      $4,926      $3,972



                                                                                       Class I
                                                                -----------------------------------------------------
                                                                                              July 1,        April 1,
                                                                      Year ended               2005*          2005**
                                                                     October 31,              through        through
                                                                ----------------------      October 31,      June 30,
                                                                  2007          2006           2005            2005
                                                                --------      --------      -----------      --------
  Net asset value at beginning of period......................  $   5.89      $   5.33        $  5.07        $  4.83
                                                                --------      --------        -------        -------
  Net investment income (loss) (a)............................     (0.00)(b)      0.01           0.00(b)       (0.01)
  Net realized and unrealized gain on investments.............      1.60          0.55           0.26           0.25
                                                                --------      --------        -------        -------
  Total from investment operations............................      1.60          0.56           0.26           0.24
                                                                --------      --------        -------        -------
  Less distributions:
   From net realized gain on investments......................        --         (0.00)(b)         --             --
                                                                --------      --------        -------        -------
  Net asset value at end of period............................  $   7.49      $   5.89        $  5.33        $  5.07
                                                                ========      ========        =======        =======
  Total investment return (c).................................     27.16%        10.56%          5.13%(d)       4.97%(d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss).............................     (0.01%)        0.11%          0.06%+        (0.28%)+
     Net expenses.............................................      0.76%         0.75%          0.60%+         1.02% +
     Expenses (before waiver/reimbursement)...................      0.91%         0.98%          0.97%+         3.11% +
  Portfolio turnover rate.....................................        74%           92%            29%            27%
  Net assets at end of period (in 000's)......................  $524,485      $259,588        $93,694        $14,349



-------

 *   The Fund changed its fiscal year end from June 30 to October
     31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges.
     Classes I, R1, R2 and R3 are not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS



                                                           LARGE CAP GROWTH FUND


                              Class B
      --------------------------------------------------------
                                       July 1,        April 1,
            Year ended                  2005*          2005**
           October 31,                 through        through
      ----------------------         October 31,      June 30,
        2007          2006              2005            2005
      --------      --------         -----------      --------
      $   5.77      $   5.29          $   5.06        $   4.83
      --------      --------          --------        --------
         (0.08)        (0.07)            (0.03)           0.00(b)
          1.55          0.55              0.26            0.23
      --------      --------          --------        --------
          1.47          0.48              0.23            0.23
      --------      --------          --------        --------
            --         (0.00)(b)            --              --
      --------      --------          --------        --------
      $   7.24      $   5.77          $   5.29        $   5.06
      ========      ========          ========        ========
         25.48%         9.13%             4.55%(d)        4.76%(d)
         (1.34%)       (1.29%)           (1.52%)+        (1.41%)+
          2.11%         2.15%             2.15% +         2.15% +
          2.18%         2.38%             2.52% +         4.24% +
            74%           92%               29%             27%
      $132,402      $133,330          $169,703        $168,063

                              Class C
       ------------------------------------------------------
                                      July 1,        April 1,
            Year ended                 2005*          2005**
           October 31,                through        through
       --------------------         October 31,      June 30,
        2007         2006              2005            2005
       -------      -------         -----------      --------
       $  5.77      $  5.29           $ 5.05          $ 4.83
       -------      -------           ------          ------
         (0.09)       (0.07)           (0.03)          (0.01)
          1.55         0.55             0.27            0.23
       -------      -------           ------          ------
          1.46         0.48             0.24            0.22
       -------      -------           ------          ------
            --        (0.00)(b)           --              --
       -------      -------           ------          ------
       $  7.23      $  5.77           $ 5.29          $ 5.05
       =======      =======           ======          ======
         25.30%        9.13%            4.75%(d)        4.55%(d)
         (1.37%)      (1.29%)          (1.52%)+        (1.41%)+
          2.11%        2.15%            2.15% +         2.15% +
          2.18%        2.38%            2.52% +         4.24% +
            74%          92%              29%             27%
       $58,119      $18,171           $8,024          $7,190


                          Class R1                                        Class R2
  ---------------------------------------------------------         ---------------------
                                    July 1,        April 1,
            Year ended               2005*          2005**              Year ended
           October 31,              through        through             October 31,
      ----------------------      October 31,      June 30,         ------------------
       2007            2006          2005            2005            2007        2006
      -------         ------      -----------      --------         ------      ------
      $  5.87         $ 5.31         $5.06          $ 4.83          $ 5.84      $ 5.30
      -------         ------         -----          ------          ------      ------
        (0.01)          0.00(b)       0.00(b)        (0.03)          (0.02)      (0.01)
         1.59           0.56          0.25            0.26            1.58        0.55
      -------         ------         -----          ------          ------      ------
         1.58           0.56          0.25            0.23            1.56        0.54
      -------         ------         -----          ------          ------      ------
           --          (0.00)(b)        --              --              --       (0.00)(b)
      -------         ------         -----          ------          ------      ------
      $  7.45         $ 5.87         $5.31          $ 5.06          $ 7.40      $ 5.84
      =======         ======         =====          ======          ======      ======
        26.92%         10.60%         4.94%(d)        4.76%(d)       26.71%      10.25%
        (0.19%)         0.03%         0.10%+         (0.38%)+        (0.37%)     (0.24%)
         0.85%          0.85%         0.70%+          1.12% +         1.11%       1.10%
         1.01%          1.08%         1.07%+          3.21% +         1.27%       1.33%
           74%            92%           29%             27%             74%         92%
      $57,460         $3,163         $   2          $    2          $4,154      $    9

                 Class R2
  ---  ----------------------------
         July 1,           April 1,
          2005*             2005**
         through           through
       October 31,         June 30,
          2005               2005
       -----------         --------
         $ 5.05             $ 4.83
         ------             ------
          (0.01)             (0.03)
           0.26               0.25
         ------             ------
           0.25               0.22
         ------             ------
             --                 --
         ------             ------
         $ 5.30             $ 5.05
         ======             ======
           4.95%(d)           4.55%(d)
          (0.51%)+           (0.63%)+
           0.95% +            1.37% +
           1.32% +            3.46% +
             29%                27%
         $    2             $    2

                  Class R3
  ---  -------------------------------
                            April 28,
                             2006**
       Year ended            through
       October 31,         October 31,
          2007                2006
       -----------         -----------
         $ 5.83              $ 5.74
         ------              ------
          (0.04)              (0.01)
           1.58                0.10
         ------              ------
           1.54                0.09
         ------              ------
             --                  --
         ------              ------
         $ 7.37              $ 5.83
         ======              ======
          26.42%               1.57%(d)
          (0.66%)             (0.47%)+
           1.35%               1.37% +
           1.51%               1.63% +
             74%                 92%
         $  117              $   10

FINANCIAL HIGHLIGHTS



MAP FUND



                                                                               Class A
                                     --------------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                      Year ended October 31,                          through         Year ended
                                     ---------------------------------------------------------      October 31,      December 31,
                                       2007          2006          2005               2004             2003              2002
                                     --------      --------      --------          -----------      -----------      ------------
  Net asset value at beginning of
   period..........................  $  38.55      $  35.03      $  32.08           $  28.04         $  21.95          $  27.66
                                     --------      --------      --------           --------         --------          --------
  Net investment income (loss).....      0.31(a)       0.11(a)       0.10(a)(b)        (0.01)(a)        (0.04)             0.15
  Net realized and unrealized gain
   (loss) on investments...........      5.68          5.54          4.16               4.05             6.13             (5.69)
                                     --------      --------      --------           --------         --------          --------
  Total from investment
   operations......................      5.99          5.65          4.26               4.04             6.09             (5.54)
                                     --------      --------      --------           --------         --------          --------
  Less dividends and distributions:
   From net investment income......     (0.09)           --            --                 --               --             (0.11)
   From net realized gain on
     investments...................     (3.06)        (2.13)        (1.31)                --               --             (0.06)
                                     --------      --------      --------           --------         --------          --------
  Total dividends and
   distributions...................     (3.15)        (2.13)        (1.31)                --               --             (0.17)
                                     --------      --------      --------           --------         --------          --------
  Net asset value at end of
   period..........................  $  41.39      $  38.55      $  35.03           $  32.08         $  28.04          $  21.95
                                     ========      ========      ========           ========         ========          ========
  Total investment return (c)......     16.61%        16.80%        13.51%             14.41%           27.74%(d)        (20.04%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income
      (loss).......................      0.79%         0.28%         0.29%(b)          (0.05%)          (0.17%)+           0.63%
     Net expenses..................      1.27%         1.35%         1.35%              1.35%            1.35% +           1.33%
     Expenses (before
      reimbursement)...............      1.27%         1.33%         1.37%              1.38%            1.45% +           1.44%
  Portfolio turnover rate..........        76%          100%           56%                64%              61%               77%
  Net assets at end of period (in
   000's)..........................  $647,374      $524,523      $358,214           $268,513         $176,932          $123,461



                                                                                 Class C
                                        -----------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                        Year ended October 31,                        through         Year ended
                                        ------------------------------------------------------      October 31,      December 31,
                                          2007          2006          2005              2004           2003              2002
                                        --------      --------      --------          --------      -----------      ------------
  Net asset value at beginning of
   period.............................  $  36.49      $  33.50      $  30.96          $  27.26        $ 21.47          $ 27.13
                                        --------      --------      --------          --------        -------          -------
  Net investment income (loss)........      0.01(a)      (0.16)(a)     (0.15)(a)(b)      (0.24)(a)      (0.16)           (0.03)
  Net realized and unrealized gain
   (loss) on investments..............      5.35          5.28          4.00              3.94           5.95            (5.57)
                                        --------      --------      --------          --------        -------          -------
  Total from investment operations....      5.36          5.12          3.85              3.70           5.79            (5.60)
                                        --------      --------      --------          --------        -------          -------
  Less dividends and distributions:
   From net investment income.........        --            --            --                --             --               --
   From net realized gain on
     investments......................     (3.06)        (2.13)        (1.31)               --             --            (0.06)
                                        --------      --------      --------          --------        -------          -------
  Total dividends and distributions...     (3.06)        (2.13)        (1.31)               --             --            (0.06)
                                        --------      --------      --------          --------        -------          -------
  Net asset value at end of period....  $  38.79      $  36.49      $  33.50          $  30.96        $ 27.26          $ 21.47
                                        ========      ========      ========          ========        =======          =======
  Total investment return (c).........     15.73%        15.94%        12.64%            13.57%         26.97%(d)       (20.63%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss).....      0.04%        (0.46%)       (0.46%)(b)        (0.80%)        (0.92%)+         (0.12%)
     Net expenses.....................      2.02%         2.10%         2.10%             2.10%          2.10% +          2.08%
     Expenses (before
      reimbursement)..................      2.02%         2.08%         2.12%             2.13%          2.20% +          2.19%
  Portfolio turnover rate.............        76%          100%           56%               64%            61%              77%
  Net assets at end of period (in
   000's).............................  $331,430      $245,458      $181,398          $138,044        $95,004          $69,077



-------

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS



                                                                        MAP FUND



                                                Class B
      --------------------------------------------------------------------------------------------
                                                                     January 1,
                                                                        2003*
                       Year ended October 31,                          through         Year ended
      ---------------------------------------------------------      October 31,      December 31,
        2007             2006           2005             2004           2003              2002
      --------         --------       --------         --------      -----------      ------------
      $  36.49         $  33.50       $  30.96         $  27.26       $  21.47          $  27.13
      --------         --------       --------         --------       --------          --------
          0.02(a)         (0.15)(a)      (0.15)(a)(b)     (0.24)(a)      (0.16)            (0.03)
          5.34             5.27           4.00             3.94           5.95             (5.57)
      --------         --------       --------         --------       --------          --------
          5.36             5.12           3.85             3.70           5.79             (5.60)
      --------         --------       --------         --------       --------          --------
            --               --             --               --             --                --
         (3.06)           (2.13)         (1.31)              --             --             (0.06)
      --------         --------       --------         --------       --------          --------
         (3.06)           (2.13)         (1.31)              --             --             (0.06)
      --------         --------       --------         --------       --------          --------
      $  38.79         $  36.49       $  33.50         $  30.96       $  27.26          $  21.47
      ========         ========       ========         ========       ========          ========
         15.73%           15.94%         12.64%           13.57%         26.97%(d)        (20.63%)
          0.06%           (0.45%)        (0.46%)(b)       (0.80%)        (0.92%)+          (0.12%)
          2.02%            2.10%          2.10%            2.10%          2.10% +           2.08%
          2.02%            2.08%          2.12%            2.13%          2.20% +           2.19%
            76%             100%            56%              64%            61%               77%
      $378,342         $354,543       $387,772         $313,765       $220,932          $153,581



                                               Class I
      -----------------------------------------------------------------------------------------
                                                                  January 1,
                                                                     2003*
                      Year ended October 31,                        through         Year ended
      ------------------------------------------------------      October 31,      December 31,
        2007             2006          2005           2004           2003              2002
      --------         --------      --------       --------      -----------      ------------
      $  39.15         $  35.50      $  32.37       $  28.19       $  22.03          $  27.75
      --------         --------      --------       --------       --------          --------
          0.45(a)          0.23(a)       0.24(a)(b)     0.09(a)        0.00(a)(e)        0.19
          5.78             5.62          4.20           4.09           6.16             (5.69)
      --------         --------      --------       --------       --------          --------
          6.23             5.85          4.44           4.18           6.16             (5.50)
      --------         --------      --------       --------       --------          --------
         (0.19)           (0.07)           --             --             --             (0.16)
         (3.06)           (2.13)        (1.31)            --             --             (0.06)
      --------         --------      --------       --------       --------          --------
         (3.25)           (2.20)        (1.31)            --             --             (0.22)
      --------         --------      --------       --------       --------          --------
      $  42.13         $  39.15      $  35.50       $  32.37       $  28.19          $  22.03
      ========         ========      ========       ========       ========          ========
         16.99%           17.21%        13.96%         14.83%         27.96%(d)        (19.81%)
          1.15%            0.61%         0.69%(b)       0.31%          0.08%+            0.88%
          0.92%            1.03%         0.95%          0.99%          1.10%+            1.08%
          0.92%            1.01%         0.97%          1.02%          1.20%+            1.19%
            76%             100%           56%            64%            61%               77%
      $438,054         $358,423      $320,099       $274,975       $183,283          $115,186

FINANCIAL HIGHLIGHTS


MAP FUND

                                                         Class R1                                        Class R2
                                  ------------------------------------------------------      ------------------------------
                                                                             January 2,
                                                                               2004**
                                       Year ended October 31,                  through            Year Ended October 31,
                                  ---------------------------------          October 31,      ------------------------------
                                   2007         2006         2005               2004           2007        2006        2005
                                  -------      -------      -------          -----------      ------      ------      ------
  Net asset value at beginning
   of period....................  $ 38.78      $ 35.19      $ 32.13            $30.38         $38.54      $35.03      $32.07
                                  -------      -------      -------            ------         ------      ------      ------
  Net investment income
   (loss).......................     0.42(a)      0.19(a)      0.16(a)(b)        0.05(a)        0.32(a)     0.07(a)     0.07(a)(b)
  Net realized and unrealized
   gain on investments..........     5.71         5.57         4.21              1.70           5.68        5.57        4.20
                                  -------      -------      -------            ------         ------      ------      ------
  Total from investment
   operations...................     6.13         5.76         4.37              1.75           6.00        5.64        4.27
                                  -------      -------      -------            ------         ------      ------      ------
  Less dividends and
   distributions:
   From net investment income...    (0.16)       (0.04)          --                --          (0.08)         --          --
   From net realized gain on
     investments................    (3.06)       (2.13)       (1.31)               --          (3.06)      (2.13)      (1.31)
                                  -------      -------      -------            ------         ------      ------      ------
  Total dividends and
   distributions................    (3.22)       (2.17)       (1.31)               --          (3.14)      (2.13)      (1.31)
                                  -------      -------      -------            ------         ------      ------      ------
  Net asset value at end of
   period.......................  $ 41.69      $ 38.78      $ 35.19            $32.13         $41.40      $38.54      $35.03
                                  =======      =======      =======            ======         ======      ======      ======
  Total investment return (c)...    16.89%       17.08%       13.84%             5.76%(d)      16.61%      16.80%      13.54%
  Ratios (to average net
   assets)/
   Supplemental Data:
   Net investment income
     (loss).....................     1.08%        0.51%        0.59%(b)          0.21%+         0.81%       0.17%       0.34%(b)
   Net expenses.................     1.02%        1.13%        1.05%             1.09%+         1.27%       1.38%       1.30%
   Expenses (before
     reimbursement).............     1.02%        1.11%        1.07%             1.12%+         1.27%       1.36%       1.32%
  Portfolio turnover rate.......       76%         100%          56%               64%            76%        100%         56%
  Net assets at end of period
   (in 000's)...................  $12,424      $15,583      $13,379            $   34         $8,560      $5,806      $2,122

                                   Class R2
                                  -----------
                                  January 2,
                                    2004**
                                    through
                                  October 31,
                                     2004
                                  -----------
  Net asset value at beginning
   of period....................    $30.38
                                    ------
  Net investment income
   (loss).......................     (0.01)(a)
  Net realized and unrealized
   gain on investments..........      1.70
                                    ------
  Total from investment
   operations...................      1.69
                                    ------
  Less dividends and
   distributions:
   From net investment income...        --
   From net realized gain on
     investments................        --
                                    ------
  Total dividends and
   distributions................        --
                                    ------
  Net asset value at end of
   period.......................    $32.07
                                    ======
  Total investment return (c)...      5.56%(d)
  Ratios (to average net
   assets)/
   Supplemental Data:
   Net investment income
     (loss).....................     (0.04%)+
   Net expenses.................      1.34% +
   Expenses (before
     reimbursement).............      1.37% +
  Portfolio turnover rate.......        64%
  Net assets at end of period
   (in 000's)...................    $    4

                                                Class R3
                                      ----------------------------
                                                        April 28,
                                                         2006**
                                      Year Ended         through
                                      October 31,      October 31,
                                         2007             2006
                                      -----------      -----------
  Net asset value at beginning
   of period....................        $38.49           $37.46
                                        ------           ------
  Net investment income
   (loss).......................          0.17(a)         (0.02)(a)
  Net realized and unrealized
   gain on investments..........          5.73             1.05
                                        ------           ------
  Total from investment
   operations...................          5.90             1.03
                                        ------           ------
  Less dividends and
   distributions:
   From net investment income...         (0.02)              --
   From net realized gain on
     investments................         (3.06)              --
                                        ------           ------
  Total dividends and
   distributions................         (3.08)              --
                                        ------           ------
  Net asset value at end of
   period.......................        $41.31           $38.49
                                        ======           ======
  Total investment return (c)...         16.37%            2.75%(d)
  Ratios (to average net
   assets)/
   Supplemental Data:
   Net investment income
     (loss).....................          0.42%           (0.10%)+
   Net expenses.................          1.52%            1.72% +
   Expenses (before
     reimbursement).............          1.52%            1.73% +
  Portfolio turnover rate.......            76%             100%
  Net assets at end of period
  (in 000's)....................        $  256           $   10

-------

**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%,
     respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges.
     Classes I, R1 and R2 are not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS



MID CAP GROWTH FUND



                                                                                    Class A
                                              -----------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                           Year ended October 31,                     through         Year ended
                                              ------------------------------------------------      October 31,      December 31,
                                                2007          2006         2005         2004           2003              2002
                                              --------      --------      -------      -------      -----------      ------------
  Net asset value at beginning of period....  $  12.47      $  11.40      $  9.09      $  8.23        $  5.86          $  8.25
                                              --------      --------      -------      -------        -------          -------
  Net investment loss (a)...................     (0.09)        (0.09)       (0.10)       (0.09)         (0.07)           (0.09)
  Net realized and unrealized gain (loss) on
   investments..............................      3.17          1.16         2.41         0.95           2.44            (2.30)
                                              --------      --------      -------      -------        -------          -------
  Total from investment operations..........      3.08          1.07         2.31         0.86           2.37            (2.39)
                                              --------      --------      -------      -------        -------          -------
  Less distributions:
   From net realized gain on investments....     (0.52)           --           --           --             --               --
                                              --------      --------      -------      -------        -------          -------
  Net asset value at end of period..........  $  15.03      $  12.47      $ 11.40      $  9.09        $  8.23          $  5.86
                                              ========      ========      =======      =======        =======          =======
  Total investment return (b)...............     25.53%         9.39%       25.41%       10.45%         40.44%(c)       (28.97%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss....................     (0.63%)       (0.69%)      (0.91%)      (0.99%)        (1.21%)+         (1.22%)
     Net expenses...........................      1.50%         1.50%        1.50%        1.50%          1.50% +          1.50%
     Expenses (before
      recoupment/waiver/reimbursement)......      1.44%         1.55%        1.63%        1.69%          1.95% +          1.81%
  Portfolio turnover rate...................        48%           52%          44%          52%            42%             188%
  Net assets at end of period (in 000's)....  $146,359      $124,741      $48,597      $46,234        $35,473          $18,523



                                                                                     Class C
                                                 --------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                            Year ended October 31,                    through         Year ended
                                                 ---------------------------------------------      October 31,      October 31,
                                                  2007         2006         2005         2004          2003              2002
                                                 -------      -------      -------      ------      -----------      ------------
  Net asset value at beginning of period.......  $ 11.94      $ 10.99      $  8.82      $ 8.05        $ 5.77           $  8.18
                                                 -------      -------      -------      ------        ------           -------
  Net investment loss (a)......................    (0.18)       (0.17)       (0.17)      (0.15)        (0.11)            (0.13)
  Net realized and unrealized gain (loss) on
   investments.................................     3.01         1.12         2.34        0.92          2.39             (2.28)
                                                 -------      -------      -------      ------        ------           -------
  Total from investment operations.............     2.83         0.95         2.17        0.77          2.28             (2.41)
                                                 -------      -------      -------      ------        ------           -------
  Less distributions:
   From net realized gain on investments.......    (0.52)          --           --          --            --                --
                                                 -------      -------      -------      ------        ------           -------
  Net asset value at end of period.............  $ 14.25      $ 11.94      $ 10.99      $ 8.82        $ 8.05           $  5.77
                                                 =======      =======      =======      ======        ======           =======
  Total investment return (b)..................    24.53%        8.64%       24.60%       9.57%        39.51%(c)        (29.46%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss.......................    (1.36%)      (1.44%)      (1.66%)     (1.74%)       (1.96%)+          (1.97%)
     Net expenses..............................     2.25%        2.25%        2.25%       2.25%         2.25% +           2.25%
     Expenses (before
      recoupment/waiver/reimbursement).........     2.19%        2.30%        2.38%       2.44%         2.70% +           2.56%
  Portfolio turnover rate......................       48%          52%          44%         52%           42%              188%
  Net assets at end of period (in 000's).......  $44,769      $42,625      $14,181      $3,580        $2,148           $   871



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
     Classes I and R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on
     investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(e)  Total return is calculated assuming a purchase of a share of the first day and a sale on the last day of each period
     reported and includes reinvestment of dividends and
     distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

                                                            FINANCIAL HIGHLIGHTS



                                                             MID CAP GROWTH FUND



                                         Class B
  -------------------------------------------------------------------------------------
                                                          January 1,
                                                             2003*
                  Year ended October 31,                    through         Year ended
      ----------------------------------------------      October 31,      December 31,
       2007         2006         2005         2004           2003              2002
      -------      -------      -------      -------      -----------      ------------
      $ 11.95      $ 10.98      $  8.82      $  8.05        $  5.77          $  8.18
      -------      -------      -------      -------        -------          -------
        (0.18)       (0.17)       (0.17)       (0.15)         (0.11)           (0.13)
         3.01         1.14         2.33         0.92           2.39            (2.28)
      -------      -------      -------      -------        -------          -------
         2.83         0.97         2.16         0.77           2.28            (2.41)
      -------      -------      -------      -------        -------          -------
        (0.52)          --           --           --             --               --
      -------      -------      -------      -------        -------          -------
      $ 14.26      $ 11.95      $ 10.98      $  8.82        $  8.05          $  5.77
      =======      =======      =======      =======        =======          =======
        24.51%        8.83%       24.49%        9.57%         39.51%(c)       (29.46%)
        (1.37%)      (1.44%)      (1.66%)      (1.74%)        (1.96%)+         (1.97%)
         2.25%        2.25%        2.25%        2.25%          2.25% +          2.25%
         2.19%        2.30%        2.38%        2.44%          2.70% +          2.56%
           48%          52%          44%          52%            42%             188%
      $62,665      $57,469      $62,792      $35,710        $21,189          $ 7,899



                     Class I                                        Class R3
  ----------------------------------------------         -------------------------------
                                      March 29,                               April 28,
          Year ended                   2005**                                  2006**
         October 31,                   through           Year ended            through
  --------------------------         October 31,         October 31,         October 31,
       2007            2006             2005                2007                2006
      -------         ------         -----------         -----------         -----------
      $ 12.56         $11.43           $10.45              $12.46              $13.24
      -------         ------           ------              ------              ------
        (0.03)         (0.04)           (0.03)              (0.10)              (0.08)
         3.19           1.17             1.01                3.15               (0.70)(d)
      -------         ------           ------              ------              ------
         3.16           1.13             0.98                3.05               (0.78)
      -------         ------           ------              ------              ------
        (0.52)            --               --               (0.52)                 --
      -------         ------           ------              ------              ------
      $ 15.20         $12.56           $11.43              $14.99              $12.46
      =======         ======           ======              ======              ======
        25.99%          9.89%            9.38%(c)           25.13%(e)           (5.89%)(c)
        (0.19%)        (0.28%)          (0.51%)+            (0.76%)             (1.27%)(d)+
         1.01%          1.07%            1.10% +             1.64%               1.62%+
         1.00%          1.04%            1.23% +             1.60%               1.75%+
           48%            52%              44%                 48%                 52%
      $31,993         $1,626           $4,205              $  536              $  762

FINANCIAL HIGHLIGHTS



MID CAP OPPORTUNITY FUND



                                                                                     Class A
                                                                --------------------------------------------------
                                                                                                       January 2,
                                                                                                          2004*
                                                                     Year ended October 31,              through
                                                                ---------------------------------      October 31,
                                                                 2007         2006         2005           2004
                                                                -------      -------      -------      -----------
  Net asset value at beginning of period......................  $ 27.91      $ 26.10      $ 23.45        $21.93
                                                                -------      -------      -------        ------
  Net investment income (loss)................................     0.26(a)      0.12         0.06         (0.01)
  Net realized and unrealized gain on investments.............     1.81         3.12         3.34          1.53
                                                                -------      -------      -------        ------
  Total from investment operations............................     2.07         3.24         3.40          1.52
                                                                -------      -------      -------        ------
  Less dividends and distributions:
   From net investment income.................................    (0.11)       (0.08)       (0.04)           --
   From net realized gain on investments......................    (0.94)       (1.35)       (0.71)           --
                                                                -------      -------      -------        ------
  Total dividends and distributions...........................    (1.05)       (1.43)       (0.75)           --
                                                                -------      -------      -------        ------
  Net asset value at end of period............................  $ 28.93      $ 27.91      $ 26.10        $23.45
                                                                =======      =======      =======        ======
  Total investment return (c).................................     7.56%       12.89%       14.59%         6.93%(d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss).............................     0.89%        0.47%        0.32%        (0.21%)+
   Net expenses...............................................     1.35%        1.35%        1.50%         1.53% +#
   Expenses (before waiver/reimbursement).....................     1.65%        1.68%        1.78%         2.13% +#
  Portfolio turnover rate.....................................      150%          94%         153%           43%
  Net assets at end of period (in 000's)......................  $69,082      $64,829      $42,239        $6,554



                                                                                            Class C
                                                                ----------------------------------------------------------------
                                                                                                                    December 30,
                                                                                                                       2002*
                                                                            Year ended October 31,                    through
                                                                ----------------------------------------------      October 31,
                                                                 2007         2006         2005         2004            2003
                                                                -------      -------      -------      -------      ------------
  Net asset value at beginning of period......................  $ 27.21      $ 25.59      $ 23.14      $ 20.86         $15.87
                                                                -------      -------      -------      -------         ------
  Net investment income (loss)................................     0.04(a)     (0.05)       (0.08)       (0.07)         (0.06)(a)
  Net realized and unrealized gain on investments.............     1.78         3.02         3.25         2.50           5.05
                                                                -------      -------      -------      -------         ------
  Total from investment operations............................     1.82         2.97         3.17         2.43           4.99
                                                                -------      -------      -------      -------         ------
  Less dividends and distributions:
   From net investment income.................................       --           --        (0.01)          --             --
   From net realized gain on investments......................    (0.94)       (1.35)       (0.71)       (0.15)            --
                                                                -------      -------      -------      -------         ------
  Total dividends and distributions...........................    (0.94)       (1.35)       (0.72)       (0.15)            --
                                                                -------      -------      -------      -------         ------
  Net asset value at end of period............................  $ 28.09      $ 27.21      $ 25.59      $ 23.14         $20.86
                                                                =======      =======      =======      =======         ======
  Total investment return (c).................................     6.72%       12.09%       13.76%       11.71%         31.44%(d)
  Ratios (to average net assets)/
   Supplemental Data:
   Net investment income (loss)...............................     0.15%       (0.26%)      (0.43%)      (0.96%)        (0.53%)+
   Net expenses...............................................     2.10%        2.10%        2.25%        2.28%#         2.13% +#
   Expenses (before waiver/reimbursement).....................     2.39%        2.43%        2.53%        2.88%#         2.37% +#
  Portfolio turnover rate.....................................      150%          94%         153%          43%            90%
  Net assets at end of period (in 000's)......................  $24,485      $31,445      $22,687      $ 4,951         $    1



-------

 *   Commencement of operations.
 +   Annualized.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02% and 0.09% of average net assets for the years or
     periods ended October 31, 2004 and October 31, 2003,
     respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges.
     Classes I and R3 are not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS



                                                        MID CAP OPPORTUNITY FUND



                           Class B
      --------------------------------------------------
                                             January 2,
                                                2004*
           Year ended October 31,              through
      ---------------------------------      October 31,
       2007         2006         2005           2004
      -------      -------      -------      -----------
      $ 27.23      $ 25.60      $ 23.14        $21.79
      -------      -------      -------        ------
         0.04(a)     (0.08)       (0.10)        (0.07)
         1.77         3.06         3.28          1.42
      -------      -------      -------        ------
         1.81         2.98         3.18          1.35
      -------      -------      -------        ------
           --           --        (0.01)           --
        (0.94)       (1.35)       (0.71)           --
      -------      -------      -------        ------
        (0.94)       (1.35)       (0.72)           --
      -------      -------      -------        ------
      $ 28.10      $ 27.23      $ 25.60        $23.14
      =======      =======      =======        ======
         6.76%       12.09%       13.81%         6.20%(d)
         0.15%       (0.18%)      (0.43%)       (0.96%)+
         2.10%        2.10%        2.25%         2.28% +#
         2.40%        2.43%        2.53%         2.88% +#
          150%          94%         153%           43%
      $21,376      $21,047      $25,068        $5,756



                                Class I                                          Class R3
      -----------------------------------------------------------      ----------------------------
                                                                                         April 28,
                                                                                           2006*
                        Year ended October 31,                         Year ended         through
      -----------------------------------------------------------      October 31,      October 31,
       2007         2006         2005         2004         2003           2007             2006
      -------      -------      -------      -------      -------      -----------      -----------
      $ 28.18      $ 26.34      $ 23.57      $ 21.01      $ 16.16        $27.87           $27.81
      -------      -------      -------      -------      -------        ------           ------
         0.35(a)      0.24         0.12         0.05         0.08(a)       0.15(a)         (0.00)(b)
         1.83         3.11         3.42         2.66         4.84          1.84             0.06
      -------      -------      -------      -------      -------        ------           ------
         2.18         3.35         3.54         2.71         4.92          1.99             0.06
      -------      -------      -------      -------      -------        ------           ------
        (0.14)       (0.16)       (0.06)          --        (0.07)        (0.01)              --
        (0.94)       (1.35)       (0.71)       (0.15)          --         (0.94)              --
      -------      -------      -------      -------      -------        ------           ------
        (1.08)       (1.51)       (0.77)       (0.15)       (0.07)        (0.95)              --
      -------      -------      -------      -------      -------        ------           ------
      $ 29.28      $ 28.18      $ 26.34      $ 23.57      $ 21.01        $28.91           $27.87
      =======      =======      =======      =======      =======        ======           ======
         7.87%       13.24%       15.11%       12.97%       30.59%         7.24%            0.22%(d)
         1.20%        0.81%        0.78%        0.26%        0.47%         0.50%           (0.02%)+
         1.04%        1.04%        1.04%        1.06%#       1.13%#        1.64%            1.64% +
         1.17%        1.16%        1.27%        1.66%#       1.37%#        1.77%            1.77% +
          150%          94%         153%          43%          90%          150%              94%
      $20,256      $24,309      $23,379      $18,508      $13,617        $   80           $   10

FINANCIAL HIGHLIGHTS


MID CAP VALUE FUND


                                                                                 Class A
                                         ----------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                        Year ended October 31,                        through         Year ended
                                         -----------------------------------------------------      October 31,      December 31,
                                           2007          2006          2005           2004             2003              2002
                                         --------      --------      --------      -----------      -----------      ------------
  Net asset value at beginning of
   period..............................  $  18.43      $  17.04      $  15.71       $  13.50         $  11.51          $  13.47
                                         --------      --------      --------       --------         --------          --------
  Net investment income (loss).........      0.11(a)       0.09(a)       0.03           0.03             0.04              0.06
  Net realized and unrealized gain
   (loss) on investments...............      1.37          2.47          1.54           2.18             1.97             (1.90)
                                         --------      --------      --------       --------         --------          --------
  Total from investment operations.....      1.48          2.56          1.57           2.21             2.01             (1.84)
                                         --------      --------      --------       --------         --------          --------
  Less dividends and distributions:
   From net investment income..........     (0.05)           --            --             --            (0.02)            (0.06)
   From net realized gain on
     investments.......................     (2.55)        (1.17)        (0.24)            --               --             (0.06)
                                         --------      --------      --------       --------         --------          --------
  Total dividends and distributions....     (2.60)        (1.17)        (0.24)            --            (0.02)            (0.12)
                                         --------      --------      --------       --------         --------          --------
  Net asset value at end of period.....  $  17.31      $  18.43      $  17.04       $  15.71         $  13.50          $  11.51
                                         ========      ========      ========       ========         ========          ========
  Total investment return (b)..........      8.61%        15.70%        10.06%         16.37%           17.53%(c)        (13.67%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)......      0.64%         0.54%         0.17%          0.27%            0.45%+            0.71%
     Net expenses......................      1.30%         1.34%         1.35%          1.43%            1.54%+            1.50%
     Expenses (before
      waiver/reimbursement)............      1.35%         1.43%         1.42%          1.43%            1.54%+            1.50%
  Portfolio turnover rate..............        54%           44%           49%            33%              30%               46%
  Net assets at end of period (in
   000's)..............................  $162,745      $171,908      $127,680       $116,396         $ 90,349          $ 80,442



                                                                                 Class C
                                         ----------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                        Year ended October 31,                        through         Year ended
                                         -----------------------------------------------------      October 31,      December 31,
                                           2007          2006          2005           2004             2003              2002
                                         --------      --------      --------      -----------      -----------      ------------
  Net asset value at beginning of
   period..............................  $  17.77      $  16.59      $  15.41        $ 13.34         $  11.42          $  13.41
                                         --------      --------      --------        -------         --------          --------
  Net investment income (loss).........     (0.02)(a)     (0.03)(a)     (0.10)         (0.07)           (0.03)            (0.01)
  Net realized and unrealized gain
   (loss) on investments...............      1.32          2.38          1.52           2.14             1.95             (1.92)
                                         --------      --------      --------        -------         --------          --------
  Total from investment operations.....      1.30          2.35          1.42           2.07             1.92             (1.93)
                                         --------      --------      --------        -------         --------          --------
  Less dividends and distributions:
   From net investment income..........        --            --            --             --               --                --
   From net realized gain on
     investments.......................     (2.55)        (1.17)        (0.24)            --               --             (0.06)
                                         --------      --------      --------        -------         --------          --------
  Total dividends and distributions....     (2.55)        (1.17)        (0.24)            --               --             (0.06)
                                         --------      --------      --------        -------         --------          --------
  Net asset value at end of period.....  $  16.52      $  17.77      $  16.59        $ 15.41         $  13.34          $  11.42
                                         ========      ========      ========        =======         ========          ========
  Total investment return (b)..........      7.75%        14.82%         9.27%         15.52%           16.81%(c)        (14.35%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)......     (0.10%)       (0.19%)       (0.58%)        (0.48%)          (0.30%)+          (0.04%)
     Net expenses......................      2.05%         2.09%         2.10%          2.18%            2.29% +           2.25%
     Expenses (before
      waiver/reimbursement)............      2.10%         2.18%         2.17%          2.18%            2.29% +           2.25%
  Portfolio turnover rate..............        54%           44%           49%            33%              30%               46%
  Net assets at end of period (in
   000's)..............................  $ 34,799      $ 39,899      $ 42,654        $39,884         $ 33,501          $ 28,183



-------

 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charge.
(c)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                              MID CAP VALUE FUND


                                             Class B
  ---------------------------------------------------------------------------------------------
                                                                  January 1,
                                                                    2003*
                     Year ended October 31,                        through          Year ended
      -----------------------------------------------------      October 31,       December 31,
        2007             2006          2005          2004            2003              2002
      --------         --------      --------      --------      ------------      ------------
      $  17.77         $  16.59      $  15.41      $  13.34        $  11.42          $  13.41
      --------         --------      --------      --------        --------          --------
         (0.02)(a)        (0.03)(a)     (0.10)        (0.07)          (0.03)            (0.01)
          1.33             2.38          1.52          2.14            1.95             (1.92)
      --------         --------      --------      --------        --------          --------
          1.31             2.35          1.42          2.07            1.92             (1.93)
      --------         --------      --------      --------        --------          --------
            --               --            --            --              --                --
         (2.55)           (1.17)        (0.24)           --              --             (0.06)
      --------         --------      --------      --------        --------          --------
         (2.55)           (1.17)        (0.24)           --              --             (0.06)
      --------         --------      --------      --------        --------          --------
      $  16.53         $  17.77      $  16.59      $  15.41        $  13.34          $  11.42
      ========         ========      ========      ========        ========          ========
          7.82%           14.82%         9.27%        15.52%          16.81%(c)        (14.35%)
         (0.10%)          (0.17%)       (0.58%)       (0.48%)         (0.30%)+          (0.04%)
          2.05%            2.09%         2.10%         2.18%           2.29% +           2.25%
          2.10%            2.18%         2.17%         2.18%           2.29% +           2.25%
            54%              44%           49%           33%             30%               46%
      $135,958         $156,043      $207,348      $191,390        $156,116          $130,024



                                 Class I
  ---------------------------------------------------------------------
                                                            January 2,
                                                              2004**
              Year ended October 31,                          through
  ----------------------------------------------            October 31,
       2007              2006              2005                2004
      ------            ------            ------            -----------
      $18.63            $17.16            $15.76              $14.81
      ------            ------            ------              ------
        0.21(a)           0.16(a)           0.04                0.07
        1.39              2.48              1.60                0.88
      ------            ------            ------              ------
        1.60              2.64              1.64                0.95
      ------            ------            ------              ------
       (0.08)               --                --                  --
       (2.55)            (1.17)            (0.24)                 --
      ------            ------            ------              ------
       (2.63)            (1.17)            (0.24)                 --
      ------            ------            ------              ------
      $17.60            $18.63            $17.16              $15.76
      ======            ======            ======              ======
        9.24%            16.08%            10.48%               6.41%(c)
        1.16%             0.90%             0.37%               0.70%+
        0.77%             0.99%             0.99%               1.00%+
        0.81%             1.09%             1.06%               1.00%+
          54%               44%               49%                 33%
      $1,283            $  682            $  584              $    1

FINANCIAL HIGHLIGHTS


MID CAP VALUE FUND


                                                                                   Class R1
                                                                -----------------------------------------------
                                                                                                    January 2,
                                                                                                      2004**
                                                                    Year ended October 31,            through
                                                                ------------------------------      October 31,
                                                                 2007        2006        2005          2004
                                                                ------      ------      ------      -----------
  Net asset value at beginning of period......................  $18.61      $17.14      $15.76        $14.81
                                                                ------      ------      ------        ------
  Net investment income (loss)................................    0.19(a)     0.19(a)     0.07         (0.01)
  Net realized and unrealized gain on investments.............    1.39        2.45        1.55          0.96
                                                                ------      ------      ------        ------
  Total from investment operations............................    1.58        2.64        1.62          0.95
                                                                ------      ------      ------        ------
  Less distributions:
   From net realized gain on investments......................   (2.55)      (1.17)      (0.24)           --
                                                                ------      ------      ------        ------
  Net asset value at end of period............................  $17.64      $18.61      $17.14        $15.76
                                                                ======      ======      ======        ======
  Total investment return (b).................................    9.06%      16.11%      10.35%         6.41%(c)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................    1.06%       1.11%       0.43%         0.56%+
     Net expenses.............................................    0.87%       0.95%       1.09%         1.14%+
     Expenses (before waiver/reimbursement)...................    0.92%       1.01%       1.16%         1.14%+
  Portfolio turnover rate.....................................      54%         44%         49%           33%
  Net assets at end of period (in 000's)......................  $    2      $    1      $1,170        $1,075



-------

**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
     Classes I, R1 and R2 are not subject to sales charge.
(c)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                              MID CAP VALUE FUND


                           Class R2
      ---------------------------------------------------
                                              January 2,
                                                2004**
           Year ended October 31,              through
      --------------------------------       October 31,
       2007         2006         2005            2004
      ------       ------       ------       ------------
      $18.44       $17.04       $15.71         $  14.81
      ------       ------       ------         --------
        0.15(a)      0.13(a)      0.01            (0.02)
        1.38         2.44         1.56             0.92
      ------       ------       ------         --------
        1.53         2.57         1.57             0.90
      ------       ------       ------         --------
       (2.55)       (1.17)       (0.24)              --
      ------       ------       ------         --------
      $17.42       $18.44       $17.04         $  15.71
      ======       ======       ======         ========
        8.84%       15.77%       10.06%            6.08%(c)
        0.84%        0.77%        0.09%            0.26%+
        1.12%        1.23%        1.34%            1.44%+
        1.16%        1.28%        1.41%            1.44%+
          54%          44%          49%              33%
      $   24       $   13       $3,564         $    837

FINANCIAL HIGHLIGHTS



S&P 500 INDEX FUND



                                                                                        Class A
                                                                --------------------------------------------------------
                                                                                                             January 2,
                                                                                                                2004*
                                                                        Year ended October 31,                 through
                                                                ---------------------------------------      October 31,
                                                                  2007             2006          2005           2004
                                                                --------         --------      --------      -----------
  Net asset value at beginning of period......................  $  31.85         $  27.86      $  26.11       $  25.46
                                                                --------         --------      --------       --------
  Net investment income.......................................      0.49             0.40          0.40(d)        0.20
  Net realized and unrealized gain on investments.............      3.87             3.91          1.68           0.45
                                                                --------         --------      --------       --------
  Total from investment operations............................      4.36             4.31          2.08           0.65
                                                                --------         --------      --------       --------
  Less dividends:
   From net investment income.................................     (0.42)           (0.32)        (0.33)            --
                                                                --------         --------      --------       --------
  Net asset value at end of period............................  $  35.79         $  31.85      $  27.86       $  26.11
                                                                ========         ========      ========       ========
  Total investment return (b).................................     13.83%           15.61%         7.97%          2.55%(c)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................      1.44%            1.31%         1.43%(d)       1.09%+
     Net expenses.............................................      0.60%            0.68%         0.73%          0.59%+
     Expenses (before waiver/reimbursement)...................      0.78%            0.74%         0.87%          0.87%+
  Portfolio turnover rate.....................................         5%               5%            6%             2%
  Net assets at end of period (in 000's)......................  $334,325         $319,851      $309,387       $280,346



-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total Return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively, as a result of a
     special one time dividend from Microsoft Corp.

                                                            FINANCIAL HIGHLIGHTS



                                                              S&P 500 INDEX FUND



                                   Class I
      -----------------------------------------------------------------
                           Year ended October 31,
      -----------------------------------------------------------------
         2007            2006         2005         2004         2003
      ----------      ----------   ----------   ----------   ----------
      $   32.16       $   28.15    $   26.35     $  24.43     $  20.57
      ----------      ----------   ----------    --------     --------
           0.58            0.53         0.48(d)      0.33         0.32(a)
           3.93            3.93         1.73         1.88         3.85
      ----------      ----------   ----------    --------     --------
           4.51            4.46         2.21         2.21         4.17
      ----------      ----------   ----------    --------     --------
          (0.53)          (0.45)       (0.41)       (0.29)       (0.31)
      ----------      ----------   ----------    --------     --------
      $   36.14       $   32.16    $   28.15     $  26.35     $  24.43
      ==========      ==========   ==========    ========     ========
          14.17%          16.06%        8.42%        9.10%       20.59%
           1.73%           1.69%        1.86%(d)      1.38%       1.46%
           0.30%           0.30%        0.30%        0.30%        0.30%
           0.42%           0.31%        0.44%        0.58%        0.61%
              5%              5%           6%           2%           3%
      $1,479,162      $1,299,916   $1,245,481    $982,503     $777,843

FINANCIAL HIGHLIGHTS



SMALL CAP GROWTH FUND



                                                                                Class A
                                      -------------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                       Year ended October 31,                         through         Year ended
                                      --------------------------------------------------------      October 31,      December 31,
                                       2007             2006               2005         2004           2003              2002
                                      -------         --------            -------      -------      -----------      ------------
  Net asset value at beginning of
   period...........................  $ 16.44         $  14.94            $ 13.63      $ 13.46        $  9.88          $ 13.90
                                      -------         --------            -------      -------        -------          -------
  Net investment loss (a)...........    (0.18)           (0.18)             (0.15)       (0.22)         (0.18)           (0.22)
  Net realized and unrealized gain
   (loss) on investments............     1.10             1.68(d)            1.46         0.39           3.76            (3.80)
                                      -------         --------            -------      -------        -------          -------
  Total from investment
   operations.......................     0.92             1.50               1.31         0.17           3.58            (4.02)
                                      -------         --------            -------      -------        -------          -------
  Net asset value at end of
   period...........................  $ 17.36         $  16.44            $ 14.94      $ 13.63        $ 13.46          $  9.88
                                      =======         ========            =======      =======        =======          =======
  Total investment return (b).......     5.53%           10.11%(c)(d)        9.61%        1.26%         36.23%(e)       (28.92%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss............    (1.07%)          (1.09%)            (1.03%)      (1.63%)        (1.93%)+         (1.86%)
     Net expenses...................     1.48%            1.48%              1.65%        1.91%          2.12% +          2.07%
     Expenses (before
      waiver/reimbursement).........     1.87%            1.94%(c)           1.94%        1.95%          2.12% +          2.07%
  Portfolio turnover rate...........       95%              29%                57%          75%            69%             132%
  Net assets at end of period (in
   000's)...........................  $96,968         $107,078            $68,981      $70,616        $71,451          $44,037



                                                                                  Class C
                                           --------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*
                                                         Year ended October 31,                       through         Year ended
                                           ---------------------------------------------------      October 31,      December 31,
                                            2007           2006              2005        2004          2003              2002
                                           ------         ------            ------      ------      -----------      ------------
  Net asset value at beginning of
   period................................  $15.42         $14.11            $12.97      $12.90        $ 9.54            $13.51
                                           ------         ------            ------      ------        ------            ------
  Net investment loss (a)................   (0.29)         (0.28)            (0.25)      (0.31)        (0.24)            (0.30)
  Net realized and unrealized gain (loss)
   on investments........................    1.02           1.59(d)           1.39        0.38          3.60             (3.67)
                                           ------         ------            ------      ------        ------            ------
  Total from investment operations.......    0.73           1.31              1.14        0.07          3.36             (3.97)
                                           ------         ------            ------      ------        ------            ------
  Net asset value at end of period.......  $16.15         $15.42            $14.11      $12.97        $12.90            $ 9.54
                                           ======         ======            ======      ======        ======            ======
  Total investment return (b)............    4.80%          9.28%(c)(d)       8.79%       0.54%        35.22%(e)        (29.39%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss.................   (1.81%)        (1.83%)           (1.78%)     (2.38%)       (2.68%)+          (2.61%)
     Net expenses........................    2.23%          2.23%             2.40%       2.66%         2.87% +           2.82%
     Expenses (before
      waiver/reimbursement)..............    2.62%          2.69%(c)          2.69%       2.70%         2.87% +           2.82%
  Portfolio turnover rate................      95%            29%               57%         75%           69%              132%
  Net assets at end of period (in
   000's)................................  $5,382         $6,725            $7,236      $7,396        $7,734            $5,248



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's
     reimbursement of such losses were less than $0.01 per share on net realized gains on investments and the effect on total investments return was 0.01%, respectively.
(e)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS



                                                           SMALL CAP GROWTH FUND



                                                  Class B
      ------------------------------------------------------------------------------------------------
                                                                            January 1,
                                                                              2003*
                            Year ended October 31,                           through       Year ended
      ------------------------------------------------------------------   October 31,    December 31,
          2007              2006                 2005           2004           2003           2002
      ------------      ------------         ------------   ------------   ------------   ------------
        $ 15.42           $  14.11             $  12.97       $  12.90       $   9.54       $  13.51
        -------           --------             --------       --------       --------       --------
          (0.29)             (0.28)               (0.25)         (0.31)         (0.24)         (0.30)
           1.02               1.59(d)              1.39           0.38           3.60          (3.67)
        -------           --------             --------       --------       --------       --------
           0.73               1.31                 1.14           0.07           3.36          (3.97)
        -------           --------             --------       --------       --------       --------
        $ 16.15           $  15.42             $  14.11       $  12.97       $  12.90       $   9.54
        =======           ========             ========       ========       ========       ========
           4.73%              9.28%(c)(d)          8.79%          0.54%         35.22%(e)     (29.39%)
          (1.81%)            (1.83%)              (1.78%)        (2.38%)        (2.68%)+       (2.61%)
           2.23%              2.23%                2.40%          2.66%          2.87% +        2.82%
           2.62%              2.69%(c)             2.69%          2.70%          2.87% +        2.82%
             95%                29%                  57%            75%            69%           132%
        $79,865           $109,872             $159,380       $172,478       $178,730       $131,404



                 Class I
      ------------------------------
                           May 31,
                           2006**
       Year ended          through
      October 31,        October 31,
          2007              2006
      ------------       -----------
         $16.50           $  16.60
         ------           --------
          (0.08)             (0.02)
           1.10              (0.08)(d)
         ------           --------
           1.02              (0.10)
         ------           --------
         $17.52           $  16.50
         ======           ========
           6.18%             (0.60%)(c)(d)(e)
          (0.48%)            (0.32%)+
           0.90%              0.77%+
           1.30%              1.43%+(c)
             95%                29%
         $3,744           $    535

FINANCIAL HIGHLIGHTS



SMALL CAP OPPORTUNITY FUND



                                                                                           Class A
                                                                --------------------------------------------------------------
                                                                                                                   January 2,
                                                                                                                      2004*
                                                                          Year ended October 31,                     through
                                                                ------------------------------------------         October 31,
                                                                  2007             2006             2005              2004
                                                                --------         --------         --------         -----------
  Net asset value at beginning of period......................  $  19.87         $  19.60         $  18.58           $ 16.78
                                                                --------         --------         --------           -------
  Net investment income (loss) (a)............................      0.07            (0.07)           (0.08)            (0.09)
  Net realized and unrealized gain (loss) on investments......     (1.29)            2.14             4.01              1.89
                                                                --------         --------         --------           -------
  Total from investment operations............................     (1.22)            2.07             3.93              1.80
                                                                --------         --------         --------           -------
  Less dividends and distributions:
   From net investment income.................................        --               --               --                --
   From net realized gain on investments......................        --            (1.80)           (2.91)               --
                                                                --------         --------         --------           -------
  Total dividends and distributions...........................        --            (1.80)           (2.91)               --
                                                                --------         --------         --------           -------
  Net asset value at end of period............................  $  18.65         $  19.87         $  19.60           $ 18.58
                                                                ========         ========         ========           =======
  Total investment return (c).................................     (6.09%)          11.20%           22.66%            10.73% (d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss).............................      0.33%           (0.39%)          (0.44%)           (0.36%)+
     Net expenses.............................................      1.66%            1.64%            1.66%             1.87% +#
     Expenses (before waiver/reimbursement)...................      1.66%            1.64%            1.66%             1.87% +#
  Portfolio turnover rate.....................................       134%             124%             159%              132%
  Net assets at end of period (in 000's)......................  $301,031         $502,182         $194,615           $24,621



                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                                                                                     December 30,
                                                                                                                        2002*
                                                                     Year ended October 31,                            through
                                                     -------------------------------------------------------         October 31,
                                                      2007             2006            2005            2004              2003
                                                     -------         --------         -------         ------         ------------
  Net asset value at beginning of period...........  $ 19.26         $  19.19         $ 18.37         $16.15            $11.46
                                                     -------         --------         -------         ------            ------
  Net investment income (loss) (a).................    (0.09)           (0.21)          (0.22)         (0.25)            (0.05)
  Net realized and unrealized gain (loss) on
   investments.....................................    (1.23)            2.08            3.95           3.28              4.74
                                                     -------         --------         -------         ------            ------
  Total from investment operations.................    (1.32)            1.87            3.73           3.03              4.69
                                                     -------         --------         -------         ------            ------
  Less dividends and distributions:
   From net investment income......................       --               --              --             --                --
   From net realized gain on investments...........       --            (1.80)          (2.91)         (0.81)               --
                                                     -------         --------         -------         ------            ------
  Total dividends and distributions................       --            (1.80)          (2.91)         (0.81)               --
                                                     -------         --------         -------         ------            ------
  Net asset value at end of period.................  $ 17.94         $  19.26         $ 19.19         $18.37            $16.15
                                                     =======         ========         =======         ======            ======
  Total investment return (c)......................    (6.80%)          10.32%          21.72%         19.29%            40.92% (d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..................    (0.44%)          (1.14%)         (1.19%)        (1.13%)           (0.47%)+
     Net expenses..................................     2.41%            2.39%           2.41%          2.62%#            2.27% +#
     Expenses (before waiver/reimbursement)........     2.41%            2.39%           2.41%          2.62%#            2.34% +#
  Portfolio turnover rate..........................      134%             124%            159%           132%              135%
  Net assets at end of period (in 000's)...........  $54,264         $120,414         $48,316         $5,518            $    2



-------

 *   Commencement of operations.
 +   Annualized.
 #   Includes transfer agent fees paid directly which amounted to
     0.02%, 0.08% and 0.07% of average net assets for the years or periods ended October 31, 2004, October 31, 2003 and
     October 31, 2002, respectively, and custodian fees and other expenses paid indirectly which amounted to less than 0.01%
     of average net assets for the years indicated.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS



                                                      SMALL CAP OPPORTUNITY FUND



                              Class B
       -----------------------------------------------------
                                                 January 2,
                                                    2004*
              Year ended October 31,               through
       ------------------------------------      October 31,
        2007            2006         2005           2004
       -------         -------      -------      -----------
       $ 19.25         $ 19.18      $ 18.38        $ 16.71
       -------         -------      -------        -------
         (0.08)          (0.21)       (0.22)         (0.19)
         (1.23)           2.08         3.93           1.86
       -------         -------      -------        -------
         (1.31)           1.87         3.71           1.67
       -------         -------      -------        -------
            --              --           --             --
            --           (1.80)       (2.91)            --
       -------         -------      -------        -------
            --           (1.80)       (2.91)            --
       -------         -------      -------        -------
       $ 17.94         $ 19.25      $ 19.18        $ 18.38
       =======         =======      =======        =======
         (6.81%)         10.32%       21.59%          9.99%(d)
         (0.41%)         (1.12%)      (1.19%)        (1.12%)+
          2.41%           2.39%        2.41%          2.62% +#
          2.41%           2.39%        2.41%          2.62% +#
           134%            124%         159%           132%
       $32,502         $46,112      $48,496        $14,905



                                 Class I
     ----------------------------------------------------------------
                          Year ended October 31,
     ----------------------------------------------------------------
       2007          2006          2005          2004          2003
     --------      --------      --------      --------      --------
     $  20.18      $  19.79      $  18.67      $  16.26      $  11.58
     --------      --------      --------      --------      --------
         0.17          0.02          0.01          0.06          0.07
        (1.32)         2.17          4.02          3.21          4.74
     --------      --------      --------      --------      --------
        (1.15)         2.19          4.03          3.27          4.81
     --------      --------      --------      --------      --------
        (0.00)(b)        --            --         (0.05)        (0.13)
           --         (1.80)        (2.91)        (0.81)           --
     --------      --------      --------      --------      --------
        (0.00)        (1.80)        (2.91)        (0.86)        (0.13)
     --------      --------      --------      --------      --------
     $  19.03      $  20.18      $  19.79      $  18.67      $  16.26
     ========      ========      ========      ========      ========
        (5.69%)       11.73%        23.15%        20.72%        42.04%
         0.81%         0.09%         0.06%         0.32%         0.53%
         1.19%         1.17%         1.16%         1.18%#        1.27%#
         1.35%         1.17%         1.16%         1.18%#        1.34%#
          134%          124%          159%          132%          135%
     $631,108      $862,439      $317,602      $194,476      $163,362

FINANCIAL HIGHLIGHTS



SMALL CAP VALUE FUND



                                                                                    Class A
                                               ----------------------------------------------------------------------------------
                                                                                                   January 1,
                                                                                                      2003*
                                                           Year ended October 31,                    through         Year ended
                                               ----------------------------------------------      October 31,      December 31,
                                                2007         2006         2005         2004           2003              2002
                                               -------      -------      -------      -------      -----------      -------------
  Net asset value at beginning of period.....  $ 14.19      $ 13.39      $ 15.59      $ 14.09        $ 11.10           $ 12.84
                                               -------      -------      -------      -------        -------           -------
  Net investment income (loss) (a)...........     0.17         0.03        (0.05)       (0.09)         (0.08)            (0.09)
  Net realized and unrealized gain (loss) on
   investments...............................    (0.73)        1.70         0.68         2.09           3.07             (1.47)
                                               -------      -------      -------      -------        -------           -------
  Total from investment operations...........    (0.56)        1.73         0.63         2.00           2.99             (1.56)
                                               -------      -------      -------      -------        -------           -------
  Less distributions:
   From net investment income................    (0.11)          --           --           --             --                --
   From net realized gain on investments.....    (1.26)       (0.93)       (2.83)       (0.50)            --             (0.18)
                                               -------      -------      -------      -------        -------           -------
  Total dividends and distributions..........    (1.37)       (0.93)       (2.83)       (0.50)            --             (0.18)
                                               -------      -------      -------      -------        -------           -------
  Net asset value at end of period...........  $ 12.26      $ 14.19      $ 13.39      $ 15.59        $ 14.09           $ 11.10
                                               =======      =======      =======      =======        =======           =======
  Total investment return (b)................    (4.62%)      13.40%        3.41%       14.46%         26.94%(c)        (12.16%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)............     1.28%        0.19%       (0.32%)      (0.62%)        (0.78%)+          (0.74%)
     Net expenses............................     1.44%        1.40%        1.47%        1.70%          1.90% +           1.87%
     Expenses (before reimbursement).........     1.69%        1.65%        1.72%        1.78%          1.94% +           1.87%
  Portfolio turnover rate....................      189%          44%          75%         103%            41%               46%
  Net assets at end of period (in 000's).....  $44,742      $52,995      $47,849      $55,640        $44,496           $35,197



                                                                                    Class C
                                               ----------------------------------------------------------------------------------
                                                                                                   January 1,
                                                                                                      2003*
                                                           Year ended October 31,                    through         Year ended
                                               ----------------------------------------------      October 31,      December 31,
                                                2007         2006         2005         2004           2003              2002
                                               -------      -------      -------      -------      -----------      -------------
  Net asset value at beginning of period.....  $ 13.06      $ 12.48      $ 14.80      $ 13.49        $ 10.70           $ 12.48
                                               -------      -------      -------      -------        -------           -------
  Net investment income (loss) (a)...........     0.07        (0.07)       (0.15)       (0.20)         (0.15)            (0.18)
  Net realized and unrealized gain (loss) on
   investments...............................    (0.67)        1.58         0.66         2.01           2.94             (1.42)
                                               -------      -------      -------      -------        -------           -------
  Total from investment operations...........    (0.60)        1.51         0.51         1.81           2.79             (1.60)
                                               -------      -------      -------      -------        -------           -------
  Less distributions:
   From net investment income................    (0.01)          --           --           --             --                --
   From net realized gain on investments.....    (1.26)       (0.93)       (2.83)       (0.50)            --             (0.18)
                                               -------      -------      -------      -------        -------           -------
  Total dividends and distributions..........    (1.27)       (0.93)       (2.83)       (0.50)            --             (0.18)
                                               -------      -------      -------      -------        -------           -------
  Net asset value at end of period...........  $ 11.19      $ 13.06      $ 12.48      $ 14.80        $ 13.49           $ 10.70
                                               =======      =======      =======      =======        =======           =======
  Total investment return (b)................    (5.41%)      12.56%        2.65%       13.67%         26.07%(c)        (12.83%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)............     0.56%       (0.56%)      (1.07%)      (1.37%)        (1.53%)+          (1.49%)
     Net expenses............................     2.19%        2.15%        2.22%        2.45%          2.65% +           2.62%
     Expenses (before reimbursement).........     2.44%        2.40%        2.47%        2.53%          2.69% +           2.62%
  Portfolio turnover rate....................      189%          44%          75%         103%            41%               46%
  Net assets at end of period (in 000's).....  $ 6,815      $10,879      $12,070      $10,054        $ 9,501           $ 9,403



-------

 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to significant redemptions of Class I shares.

                                                            FINANCIAL HIGHLIGHTS



                                                            SMALL CAP VALUE FUND



                                          Class B
  ----------------------------------------------------------------------------------------
                                                             January 1,
                                                                2003*
                   Year ended October 31,                      through         Year ended
      -------------------------------------------------      October 31,      December 31,
       2007            2006         2005         2004           2003              2002
      -------         -------      -------      -------      -----------      ------------
      $ 13.06         $ 12.48      $ 14.80      $ 13.50        $ 10.70          $ 12.48
      -------         -------      -------      -------        -------          -------
         0.07           (0.07)       (0.14)       (0.20)         (0.15)           (0.18)
        (0.67)           1.58         0.65         2.00           2.95            (1.42)
      -------         -------      -------      -------        -------          -------
        (0.60)           1.51         0.51         1.80           2.80            (1.60)
      -------         -------      -------      -------        -------          -------
        (0.01)             --           --           --             --               --
        (1.26)          (0.93)       (2.83)       (0.50)            --            (0.18)
      -------         -------      -------      -------        -------          -------
        (1.27)          (0.93)       (2.83)       (0.50)            --            (0.18)
      -------         -------      -------      -------        -------          -------
      $ 11.19         $ 13.06      $ 12.48      $ 14.80        $ 13.50          $ 10.70
      =======         =======      =======      =======        =======          =======
        (5.34%)         12.48%        2.67%       13.59%         26.17%(c)       (12.83%)
         0.57%          (0.57%)      (1.07%)      (1.37%)        (1.53%)+         (1.49%)
         2.19%           2.15%        2.22%        2.45%          2.65% +          2.62%
         2.44%           2.40%        2.47%        2.53%          2.69% +          2.62%
          189%             44%          75%         103%            41%              46%
      $28,197         $43,137      $63,611      $66,355        $60,384          $53,819



                           Class I
      -------------------------------------------------
                                           February 16,
                                              2005**
                                             through
      Year ended October 31,               October 31,
       2007            2006                    2005
      -------         -------              ------------
      $ 14.30         $ 13.44                $ 14.01
      -------         -------                -------
         0.48            0.08                   0.02
        (1.05)(d)        1.71                  (0.59)
      -------         -------                -------
        (0.57)           1.79                  (0.57)
      -------         -------                -------
        (0.12)             --                     --
        (1.26)          (0.93)                    --
      -------         -------                -------
        (1.38)          (0.93)                    --
      -------         -------                -------
      $ 12.35         $ 14.30                $ 13.44
      =======         =======                =======
        (4.63%)         13.74%                 (4.07%)(c)
         3.35%           0.56%                  0.25% +
         1.03%           1.05%                  0.96% +
         1.28%           1.30%                  1.21% +
          189%             44%                    75%
      $     7         $25,394                $20,322

FINANCIAL HIGHLIGHTS


VALUE FUND


                                                                             Class A
                                 ------------------------------------------------------------------------------------------------
                                                                                                   January 1,
                                                                                                      2003*
                                                  Year ended October 31,                             through          Year ended
                                 ---------------------------------------------------------         October 31,       December 31,
                                   2007             2006             2005           2004              2003               2002
                                 --------         --------         --------       --------         -----------       ------------
  Net asset value at beginning
   of period...................  $  23.27         $  20.09         $  18.39       $  16.56          $  14.13           $  18.52
                                 --------         --------         --------       --------          --------           --------
  Net investment income........      0.26(a)          0.24(a)          0.16(a)        0.14(a)           0.11               0.12
  Net realized and unrealized
   gain (loss) on
   investments.................      2.39             3.21(e)          1.70           1.74              2.42              (4.23)
                                 --------         --------         --------       --------          --------           --------
  Total from investment
   operations..................      2.65             3.45             1.86           1.88              2.53              (4.11)
                                 --------         --------         --------       --------          --------           --------
  Less dividends and
   distributions:
   From net investment
     income....................     (0.15)           (0.25)           (0.16)         (0.05)            (0.10)             (0.11)
   From net realized gain on
     investments...............     (2.54)           (0.02)              --             --                --              (0.17)
                                 --------         --------         --------       --------          --------           --------
  Total dividends and
   distributions...............     (2.69)           (0.27)           (0.16)         (0.05)            (0.10)             (0.28)
                                 --------         --------         --------       --------          --------           --------
  Net asset value at end of
   period......................  $  23.23         $  23.27         $  20.09       $  18.39          $  16.56           $  14.13
                                 ========         ========         ========       ========          ========           ========
  Total investment return
   (c).........................     12.46%           17.30%(d)(e)     10.13%         11.36%            18.02%(f)         (22.16%)
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income.....      1.13%            1.11%            0.82%          0.77%             0.93%+             0.82%
     Net expenses..............      1.17%            1.17%            1.21%          1.30%             1.38%+             1.30%
     Expenses (before
      waiver/reimbursement)....      1.21%            1.30%(d)         1.28%          1.30%             1.38%+             1.30%
  Portfolio turnover rate......        50%              48%              43%            53%               47%                66%
  Net assets at end of period
   (in 000's)..................  $531,440         $514,015         $128,918       $118,818          $112,745           $101,999



                                                                             Class C
                                  ----------------------------------------------------------------------------------------------
                                                                                                  January 1,
                                                                                                     2003*
                                                  Year ended October 31,                            through          Year ended
                                  -------------------------------------------------------         October 31,       December 31,
                                   2007            2006               2005          2004             2003               2002
                                  -------         -------            -------       ------         -----------       ------------
  Net asset value at beginning
   of period....................  $ 23.12         $ 19.96            $ 18.28       $16.55           $14.13             $18.53
                                  -------         -------            -------       ------           ------             ------
  Net investment income.........     0.09(a)         0.07(a)            0.02(a)      0.00(a)(b)       0.02               0.01
  Net realized and unrealized
   gain (loss) on investments...     2.38            3.20(e)            1.67         1.75             2.42              (4.23)
                                  -------         -------            -------       ------           ------             ------
  Total from investment
   operations...................     2.47            3.27               1.69         1.75             2.44              (4.22)
                                  -------         -------            -------       ------           ------             ------
  Less dividends and
   distributions:
   From net investment income...    (0.06)          (0.09)             (0.01)       (0.02)           (0.02)             (0.01)
   From net realized gain on
     investments................    (2.54)          (0.02)                --           --               --              (0.17)
                                  -------         -------            -------       ------           ------             ------
  Total dividends and
   distributions................    (2.60)          (0.11)             (0.01)       (0.02)           (0.02)             (0.18)
                                  -------         -------            -------       ------           ------             ------
  Net asset value at end of
   period.......................  $ 22.99         $ 23.12            $ 19.96       $18.28           $16.55             $14.13
                                  =======         =======            =======       ======           ======             ======
  Total investment return (c)...    11.61%          16.44%(d)(e)        9.27%       10.56%           17.26%(f)         (22.76%)
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income......     0.38%           0.34%              0.07%        0.02%            0.18%+             0.07%
     Net expenses...............     1.92%           1.92%              1.96%        2.05%            2.13%+             2.05%
     Expenses (before
      waiver/reimbursement).....     1.96%           2.05%(d)           2.03%        2.05%            2.13%+             2.05%
  Portfolio turnover rate.......       50%             48%                43%          53%              47%                66%
  Net assets at end of period
   (in 000's)...................  $12,475         $13,381            $13,555       $4,418           $3,095             $2,336



-------

 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                                      VALUE FUND


                                                       Class B
      ----------------------------------------------------------------------------------------------------------
                                                                                      January 1,
                                                                                        2003*
                                 Year ended October 31,                                through       Year ended
      ----------------------------------------------------------------------------   October 31,    December 31,
        2007           2006                     2005                   2004              2003           2002
      --------       --------            ------------------     ------------------   ------------   ------------
      $  23.12       $  19.96                 $  18.28               $  16.55          $  14.13       $  18.53
      --------       --------                 --------               --------          --------       --------
          0.09(a)        0.06(a)                  0.01(a)                0.00(a)(b)        0.02           0.01
          2.38           3.21(e)                  1.68                   1.75              2.42          (4.23)
      --------       --------                 --------               --------          --------       --------
          2.47           3.27                     1.69                   1.75              2.44          (4.22)
      --------       --------                 --------               --------          --------       --------
         (0.06)         (0.09)                   (0.01)                 (0.02)            (0.02)         (0.01)
         (2.54)         (0.02)                      --                     --                --          (0.17)
      --------       --------                 --------               --------          --------       --------
         (2.60)         (0.11)                   (0.01)                 (0.02)            (0.02)         (0.18)
      --------       --------                 --------               --------          --------       --------
      $  22.99       $  23.12                 $  19.96               $  18.28          $  16.55       $  14.13
      ========       ========                 ========               ========          ========       ========
         11.66%(f)      16.44%(d)(e)              9.27%                 10.56%            17.26%(f)     (22.76%)
          0.39%          0.30%                    0.07%                  0.02%             0.18%+         0.07%
          1.92%          1.92%                    1.96%                  2.05%             2.13%+         2.05%
          1.96%          2.05%(d)                 2.03%                  2.05%             2.13%+         2.05%
            50%            48%                      43%                    53%               47%            66%
      $156,553       $191,086                 $560,139               $563,838          $560,740       $517,050



                             Class I
      ------------------------------------------------------
                                                 January 2,
                                                   2004**
             Year ended October 31,                through
      -------------------------------------      October 31,
       2007           2006            2005          2004
      ------         -------         ------      -----------
      $23.24         $ 20.06         $18.43        $17.86
      ------         -------         ------        ------
        0.35(a)         0.32(a)        0.21(a)       0.09(a)
        2.41            3.21(e)        1.69          0.48
      ------         -------         ------        ------
        2.76            3.53           1.90          0.57
      ------         -------         ------        ------
       (0.20)          (0.33)         (0.27)           --
       (2.54)          (0.02)            --            --
      ------         -------         ------        ------
       (2.74)          (0.35)         (0.27)           --
      ------         -------         ------        ------
      $23.26         $ 23.24         $20.06        $18.43
      ======         =======         ======        ======
       13.00%          17.78%(d)(e)   10.36%         3.19%(f)
        1.54%           1.44%          1.13%         1.11%+
        0.70%           0.75%          0.90%         0.96%+
        0.75%           0.88%(d)       0.97%         0.96%+
          50%             48%            43%           53%
      $  152         $19,671         $    1        $    1

FINANCIAL HIGHLIGHTS


VALUE FUND


                                                                                     Class R1
                                                                --------------------------------------------------
                                                                                                       January 2,
                                                                                                         2004**
                                                                     Year ended October 31,              through
                                                                ---------------------------------      October 31,
                                                                 2007        2006           2005          2004
                                                                ------      ------         ------      -----------
  Net asset value at beginning of period......................  $23.23      $20.05         $18.42        $17.86
                                                                ------      ------         ------        ------
  Net investment income.......................................    0.34(a)     0.31(a)        0.21(a)       0.07(a)
  Net realized and unrealized gain on investments.............    2.40        3.20(e)        1.69          0.49
                                                                ------      ------         ------        ------
  Total from investment operations............................    2.74        3.51           1.90          0.56
                                                                ------      ------         ------        ------
  Less dividends and distributions:
   From net investment income.................................   (0.19)      (0.31)         (0.27)           --
   From net realized gain on investments......................   (2.54)      (0.02)            --            --
                                                                ------      ------         ------        ------
  Total dividends and distributions...........................   (2.73)      (0.33)         (0.27)           --
                                                                ------      ------         ------        ------
  Net asset value at end of period............................  $23.24      $23.23         $20.05        $18.42
                                                                ======      ======         ======        ======
  Total investment return (c).................................   12.89%      17.67%(d)(e)   10.31%         3.14%(f)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................    1.48%       1.43%          1.03%         1.01%+
     Net expenses.............................................    0.81%       0.85%          1.00%         1.06%+
     Expenses (before waiver/reimbursement)...................    0.86%       0.98%(d)       1.07%         1.06%+
  Portfolio turnover rate.....................................      50%         48%            43%           53%
  Net assets at end of period (in 000's)......................  $    2      $    1         $    1        $    1



-------

**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(c)  Total return is calculated exclusive of sales charges.
     Classes I, R1 and R2 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's
     reimbursement of such losses were $0.01 per share on net
     realized gains on investments and the effect on total
     investment return was 0.05%, respectively.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS



                                                                      VALUE FUND



                                  Class R2
      ----------------------------------------------------------------
                                                           January 2,
                                                             2004**
                  Year ended October 31,                    through
      ----------------------------------------------      October 31,
       2007        2006                  2005                 2004
      ------      -------         ------------------      ------------
      $23.20      $ 20.01              $ 18.38              $ 17.86
      ------      -------              -------              -------
        0.32(a)      0.25(a)              0.16(a)              0.12(a)
        2.33         3.22(e)              1.67                 0.40
      ------      -------              -------              -------
        2.65         3.47                 1.83                 0.52
      ------      -------              -------              -------
       (0.16)       (0.26)               (0.20)                  --
       (2.54)       (0.02)                  --                   --
      ------      -------              -------              -------
       (2.70)       (0.28)               (0.20)                  --
      ------      -------              -------              -------
      $23.15      $ 23.20              $ 20.01              $ 18.38
      ======      =======              =======              =======
       12.48%       17.46%(d)(e)         10.02%                2.91%(f)
        1.43%        1.16%                0.79%                0.76%+
        1.06%        1.10%                1.24%                1.31%+
        1.11%        1.23%(d)             1.31%                1.31%+
          50%          48%                  43%                  53%
      $   11      $13,340              $11,356              $ 4,856

FINANCIAL HIGHLIGHTS



INTERNATIONAL EQUITY FUND


                                                                                 Class A
                                                -------------------------------------------------------------------------
                                                                                                              January 1,
                                                                                                                 2003*
                                                                 Year ended October 31,                         through
                                                --------------------------------------------------------      October 31,
                                                  2007          2006            2005              2004           2003
                                                --------      --------         -------           -------      -----------
  Net asset value at beginning of
   period............................           $  16.69      $  13.53         $ 11.95           $ 10.50        $  8.73
                                                --------      --------         -------           -------        -------
  Net investment income (loss) (a)...               0.22          0.24            0.15              0.07           0.08
  Net realized and unrealized gain
   (loss) on investments.............               2.54          3.65(e)         1.59              1.48           1.63
  Net realized and unrealized gain
   (loss) on foreign currency
   transactions......................              (0.17)        (0.10)          (0.14)             0.03           0.04
                                                --------      --------         -------           -------        -------
  Total from investment operations...               2.59          3.79            1.60              1.58           1.75
                                                --------      --------         -------           -------        -------
  Less dividends and distributions:
   From net investment income........              (0.07)        (0.04)          (0.02)            (0.13)            --
   From net realized gain on
     investments.....................              (1.12)        (0.59)             --                --             --
                                                --------      --------         -------           -------        -------
  Total dividends and
   distributions.....................              (1.19)        (0.63)          (0.02)            (0.13)            --
                                                --------      --------         -------           -------        -------
  Redemption fee (a).................               0.00(b)       0.00(b)         0.00(b)           0.00(b)        0.02
                                                --------      --------         -------           -------        -------
  Net asset value at end of period...           $  18.09      $  16.69         $ 13.53           $ 11.95        $ 10.50
                                                ========      ========         =======           =======        =======
  Total investment return (c)........              16.30%        29.11%(d)(e)    13.40%            15.11%         20.27%(f)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)....               1.25%         1.65%           1.15%             0.60%          0.99%+
     Net expenses....................               1.58%         1.62%           1.74%             1.90%          2.27%+
     Expenses (before
  recoupment/waiver/reimbursement)...               1.55%         1.67%(d)        1.76%               --             --
  Portfolio turnover rate............                 49%           50%             51%               54%            71%
  Net assets at end of period (in
   000's)............................           $186,738      $145,964         $87,204           $70,252        $43,747

                                       Class A
                                     ------------

                                      Year ended
                                     December 31,
                                         2002
                                     ------------
  Net asset value at beginning of
   period..........................    $  9.11
                                       -------
  Net investment income (loss) (a).      (0.00)(b)
  Net realized and unrealized gain
   (loss) on investments...........      (0.43)
  Net realized and unrealized gain
   (loss) on foreign currency
   transactions....................       0.05
                                       -------
  Total from investment operations.      (0.38)
                                       -------
  Less dividends and distributions:
   From net investment income......         --
   From net realized gain on
     investments...................         --
                                       -------
  Total dividends and
   distributions...................         --
                                       -------
  Redemption fee (a)...............         --
                                       -------
  Net asset value at end of period.    $  8.73
                                       =======
  Total investment return (c)......      (4.17%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..      (0.05%)
     Net expenses..................       2.26%
     Expenses (before
  recoupment/waiver/reimbursement).         --
  Portfolio turnover rate..........        102%
  Net assets at end of period (in
   000's)..........................    $30,084



                                                                                       Class C
                                                    -----------------------------------------------------------------------------
                                                                                                       January 1,
                                                                                                          2003*
                                                                Year ended October 31,                   through      Year ended
                                                    -----------------------------------------------    October 31,   December 31,
                                                     2007          2006            2005       2004        2003           2002
                                                    -------       -------         -------    ------    -----------   ------------
  Net asset value at beginning of period.....       $ 15.77       $ 12.87         $ 11.44    $10.09      $ 8.44         $ 8.87
                                                    -------       -------         -------    ------      ------         ------
  Net investment income (loss) (a)...........          0.09          0.13            0.05     (0.02)       0.02          (0.08)
  Net realized and unrealized gain (loss) on
   investments...............................          2.40          3.45(e)         1.52      1.41        1.57          (0.40)
  Net realized and unrealized gain (loss) on
   foreign currency transactions.............         (0.16)        (0.09)          (0.14)     0.03        0.04           0.05
                                                    -------       -------         -------    ------      ------         ------
  Total from investment operations...........          2.33          3.49            1.43      1.42        1.63          (0.43)
                                                    -------       -------         -------    ------      ------         ------
  Less dividends and distributions:
   From net investment income................            --            --              --     (0.07)         --             --
   From net realized gain on investments.....         (1.12)        (0.59)             --        --          --             --
                                                    -------       -------         -------    ------      ------         ------
  Total dividends and distributions..........         (1.12)        (0.59)             --     (0.07)         --             --
                                                    -------       -------         -------    ------      ------         ------
  Redemption fee (a).........................          0.00(b)       0.00(b)         0.00(b)   0.00(b)     0.02             --
                                                    -------       -------         -------    ------      ------         ------
  Net asset value at end of period...........       $ 16.98       $ 15.77         $ 12.87    $11.44      $10.09         $ 8.44
                                                    =======       =======         =======    ======      ======         ======
  Total investment return (c)................         15.49%        28.15%(d)(e)    12.50%    14.16%      19.55%(f)      (4.85%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)............          0.53%         0.91%           0.40%    (0.15%)      0.24%+        (0.80%)
     Net expenses............................          2.33%         2.37%           2.49%     2.65%       3.02%+         3.01%
     Expenses (before
      recoupment/waiver/reimbursement).......          2.30%         2.42%(d)        2.51%       --          --             --
  Portfolio turnover rate....................            49%           50%             51%       54%         71%           102%
  Net assets at end of period (in 000's).....       $25,677       $17,026         $11,600    $6,718      $2,715         $1,284



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class
     I, R1, R2 and R3 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundred of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager
     reimbursement of such losses were $0.02 per share on net
     realized gains on investments; and the effect on total
     investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS



                                                       INTERNATIONAL EQUITY FUND



                                                   Class B
      --------------------------------------------------------------------------------------------------
                                                                         January 1,
                                                                            2003*
                        Year ended October 31,                             through           Year ended
      -----------------------------------------------------------        October 31,        December 31,
       2007           2006                2005             2004             2003                2002
      -------        -------             -------          -------        -----------        ------------
      $ 15.78        $ 12.88             $ 11.44          $ 10.09          $  8.44            $  8.88
      -------        -------             -------          -------          -------            -------
         0.09           0.15                0.05            (0.02)            0.02              (0.08)
         2.40           3.43(e)             1.53             1.41             1.57              (0.41)
        (0.16)         (0.09)              (0.14)            0.03             0.04               0.05
      -------        -------             -------          -------          -------            -------
         2.33           3.49                1.44             1.42             1.63              (0.44)
      -------        -------             -------          -------          -------            -------
           --             --                  --            (0.07)              --                 --
        (1.12)         (0.59)                 --               --               --                 --
      -------        -------             -------          -------          -------            -------
        (1.12)         (0.59)                 --            (0.07)              --                 --
      -------        -------             -------          -------          -------            -------
         0.00(b)        0.00(b)             0.00(b)          0.00(b)          0.02                 --
      -------        -------             -------          -------          -------            -------
      $ 16.99        $ 15.78             $ 12.88          $ 11.44          $ 10.09            $  8.44
      =======        =======             =======          =======          =======            =======
        15.48%         28.13%(d)(e)        12.59%           14.16%           19.55%(f)          (4.95%)
         0.52%          1.11%               0.40%           (0.15%)           0.24%+            (0.80%)
         2.35%          2.37%               2.49%            2.65%            3.02%+             3.01%
         2.30%          2.41%(d)            2.51%              --               --                 --
           49%            50%                 51%              54%              71%               102%
      $76,081        $67,150             $88,410          $69,882          $56,490            $46,779



                                Class I
      -----------------------------------------------------------
                                                      January 2,
                                                        2004**
                Year ended October 31,                  through
      ------------------------------------------      October 31,
        2007             2006             2005           2004
      --------         --------         --------      -----------
      $  16.79         $  13.60         $  12.02        $ 11.40
      --------         --------         --------        -------
          0.31             0.33             0.23           0.12
          2.56             3.66(e)          1.59           0.49
         (0.16)           (0.10)           (0.14)          0.01
      --------         --------         --------        -------
          2.71             3.89             1.68           0.62
      --------         --------         --------        -------
         (0.15)           (0.11)           (0.10)            --
         (1.12)           (0.59)              --             --
      --------         --------         --------        -------
         (1.27)           (0.70)           (0.10)            --
      --------         --------         --------        -------
          0.00(b)          0.00(b)          0.00(b)        0.00(b)
      --------         --------         --------        -------
      $  18.23         $  16.79         $  13.60        $ 12.02
      ========         ========         ========        =======
         16.96%           29.94%(d)(e)     13.98%          5.44%(f)
          1.80%            2.22%            1.72%          1.33%+
          1.03%            1.01%            1.17%          1.17%+
          1.02%            1.08%(d)         1.19%
            49%              50%              51%            54%
      $631,206         $520,233         $135,643        $39,266

FINANCIAL HIGHLIGHTS



INTERNATIONAL EQUITY FUND



                                                     Class R1                                       Class R2
                                 ------------------------------------------------   -----------------------------------------
                                                                      January 2,                                  January 2,
                                                                        2004**                                      2004**
                                     Year ended October 31,             through       Year ended October 31,        through
                                 ------------------------------       October 31,   ---------------------------   October 31,
                                  2007      2006         2005            2004        2007     2006        2005       2004
                                 -------   -------      -------       -----------   ------   ------      ------   -----------
  Net asset value at beginning
   of period.................... $ 16.71   $ 13.54      $ 12.00         $11.40      $16.72   $13.55      $11.99     $11.40
                                 -------   -------      -------         ------      ------   ------      ------     ------
  Net investment income (loss)
   (a)..........................    0.29      0.32         0.22           0.12        0.24     0.31        0.19       0.09
  Net realized and unrealized
   gain (loss) on investments...    2.55      3.64(e)      1.54           0.47        2.57     3.62(e)     1.57       0.49
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions........   (0.16)    (0.10)       (0.14)          0.01       (0.16)   (0.10)      (0.14)      0.01
                                 -------   -------      -------         ------      ------   ------      ------     ------
  Total from investment
   operations...................    2.68      3.86         1.62           0.60        2.65     3.83        1.62       0.59
                                 -------   -------      -------         ------      ------   ------      ------     ------
  Less dividends and
   distributions:
   From net investment income...   (0.14)    (0.10)       (0.08)            --       (0.11)   (0.07)      (0.06)        --
   From net realized gain on
     investments................   (1.12)    (0.59)          --             --       (1.12)   (0.59)         --         --
                                 -------   -------      -------         ------      ------   ------      ------     ------
  Total dividends and
   distributions................   (1.26)    (0.69)       (0.08)            --       (1.23)   (0.66)      (0.06)        --
                                 -------   -------      -------         ------      ------   ------      ------     ------
  Redemption fee (a)............    0.00(b)    0.00(b)     0.00(b)        0.00(b)     0.00(b)   0.00(b)    0.00(b)     0.00(b)
                                 -------   -------      -------         ------      ------   ------      ------     ------
  Net asset value at end of
   period....................... $ 18.13   $ 16.71      $ 13.54         $12.00      $18.14   $16.72      $13.55     $11.99
                                 =======   =======      =======         ======      ======   ======      ======     ======
  Total investment return (c)...   16.88%    29.76%(d)(e)   13.57%        5.26%(f)   16.49%   29.53%(d)(e)  13.52%     5.18%(f)
  Ratios (to average net
   assets)/
   Supplemental Data:
   Net investment income
     (loss).....................    1.68%     2.19%        1.62%          1.23% +     1.38%    2.07%       1.37%      0.98%+
   Net expenses.................    1.13%     1.12%        1.27%          1.27% +     1.38%    1.37%       1.52%      1.52%+
   Expenses (before
   recoupment/waiver/reimbursement)...    1.12%    1.17%(d)    1.29%        --        1.37%    1.42%(d)    1.54%        --
  Portfolio turnover rate.......      49%       50%          51%            54%         49%      50%         51%        54%
  Net assets at end of period
   (in 000's)................... $ 4,158   $ 3,893      $ 3,325         $    1      $  358   $  289      $  416     $    1



                                                Class R3
                                      -----------------------------
                                                        April 28,
                                         Year             2006**
                                         ended           through
                                      October 31,      October 31,
                                         2007              2006
                                      -----------      ------------
  Net asset value at beginning
   of period....................        $16.70            $15.26
                                        ------            ------
  Net investment income (loss)
   (a)..........................          0.13              0.13
  Net realized and unrealized
   gain (loss) on investments...          2.64              1.35(e)
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions........         (0.17)            (0.04)
                                        ------            ------
  Total from investment
   operations...................          2.60              1.44
                                        ------            ------
  Less dividends and
   distributions:
   From net investment income...         (0.08)               --
   From net realized gain on
     investments................         (1.12)               --
                                        ------            ------
  Total dividends and
   distributions................         (1.20)               --
                                        ------            ------
  Redemption fee (a)............          0.00(b)           0.00(b)
                                        ------            ------
  Net asset value at end of
   period.......................        $18.10            $16.70
                                        ======            ======
  Total investment return (c)            16.35%             9.44%(f)
  Ratios (to average net
   assets)/
   Supplemental Data:
   Net investment income
     (loss).....................          0.76%             1.60%+
   Net expenses.................          1.63%             1.59%+
   Expenses (before
   recoupment/waiver/reimbursement)...     1.62%            1.70%(d)+
  Portfolio turnover rate.......            49%               50%
  Net assets at end of period
  (in 000's)....................        $   57            $   11



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class
     I, R1, R2 and R3 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundred of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager
     reimbursement of such losses were $0.02 per share on net
     realized gains on investments; and the effect on total
     investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.



STATEMENTS OF ADDITIONAL INFORMATION (SAIS)

Provide more details about the Funds. The current SAIs are incorporated by reference into the Prospectus and have been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:

More information about the Funds, including the SAIs and the Annual/ Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


You can also review and copy information about the Funds (including the SAIs) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                     MS01e-02/08


                                                                              EQ

(MAINSTAY LOGO)


Prospectus for MainStay Income and Blended Funds               FEBRUARY 28, 2008



MAINSTAY(R) FUNDS



Income Funds                                        International Income Fund
MainStay Cash Reserves Fund                         MainStay Global High Income Fund
MainStay Diversified Income Fund                    Blended Funds
MainStay Floating Rate Fund                         MainStay Balanced Fund
MainStay Government Fund                            MainStay Convertible Fund
MainStay High Yield Corporate Bond Fund             MainStay Income Manager Fund
MainStay Indexed Bond Fund                          MainStay Total Return Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        WHAT'S INSIDE?


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         INCOME FUNDS
  6      MainStay Cash Reserves Fund
 10      MainStay Diversified Income Fund
 16      MainStay Floating Rate Fund
 22      MainStay Government Fund
 28      MainStay High Yield Corporate Bond Fund
 34      MainStay Indexed Bond Fund
 40      MainStay Institutional Bond Fund
 46      MainStay Intermediate Term Bond Fund
 52      MainStay Money Market Fund
 58      MainStay Principal Preservation Fund
 62      MainStay Short Term Bond Fund
 68      MainStay Tax Free Bond Fund

         INTERNATIONAL INCOME FUND
 74      MainStay Global High Income Fund

         BLENDED FUNDS
 80      MainStay Balanced Fund
 86      MainStay Convertible Fund
 92      MainStay Income Manager Fund
100      MainStay Total Return Fund

106      More About Investment Strategies and Risks

112      Shareholder Guide

144      Know With Whom You're Investing

152      Financial Highlights

         Appendix A--Taxable Equivalent Yield Table

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses certain MainStay Funds that are series of Eclipse Funds Inc., a Maryland corporation, Eclipse Funds, a Massachusetts business trust, and The MainStay Funds, a Massachusetts business trust, (collectively referred to as the "Funds" or the "MainStay Funds") that invest primarily in income securities and, for certain Funds, for varying combinations of income and capital appreciation income. Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM is responsible for the day-to-day portfolio management of five of the Funds in this Prospectus, including: (1) MainStay Cash Reserves Fund; (2) MainStay Floating Rate Fund; (3) MainStay Indexed Bond Fund; (4) MainStay Balanced Fund; and (5) MainStay Income Manager Fund.



NYLIM has retained MacKay Shields LLC ("MacKay Shields") as the Subadvisor that is responsible for the day-to-day portfolio management of ten of the Funds, including: (1) MainStay Diversified Fund; (2) MainStay Global High Income Fund;
(3) MainStay Government Fund; (4) MainStay High Yield Corporate Bond Fund; (5) MainStay Intermediate Term Bond Fund; (6) MainStay Money Market Fund; (7) MainStay Short Term Bond Fund; (8) MainStay Tax Free Bond Fund; (9) MainStay Convertible Fund; and (10) MainStay Total Return Fund.



NYLIM has retained McMorgan & Company LLC ("McMorgan") as the Subadvisor responsible for the day-to-day portfolio management of the remaining two funds, i.e., MainStay Institutional Bond Fund, and MainStay Principal Preservation Fund. Both MacKay Shields and McMorgan are affiliates of NYLIM. For more specific information about NYLIM and the Funds' subadvisors, see "Know With Whom You're Investing -- Who Manages Your Money."


Each Fund pursues different strategies to achieve its investment objective. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.


Under normal market conditions, the Funds listed in the table of contents as Income Funds invest primarily in debt securities. The Fund listed as International Income Fund, i.e., the MainStay Global High Income Fund, invests primarily in high-yield debt securities of non-U.S. issuers. The Funds listed in the table of contents as Blended Funds may invest in a mix of income-producing and equity securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.


- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.


- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter average maturity.

EQUITY SECURITIES


Certain Funds may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you own a portion of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):


- common and preferred stocks;

- convertible securities;

- American Depositary Receipts (ADRs); and

- real estate investment trust (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include (without limitation):

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the MainStay Cash Reserves Fund, MainStay Money Market Fund, and MainStay Principal Preservation Fund seek to preserve the value of your investment at $1.00 per share, you could lose money by investing in those Funds.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings. The MainStay Cash Reserves Fund, MainStay Money Market Fund, and MainStay Principal Preservation Fund seek to preserve a steady NAV of $1.00 per share, but there is no guarantee that they will do so.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates, and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

Factors that can affect debt security values are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

---------------------------

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

---------------------------

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments to their interest rates.

---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

MAINSTAY CASH RESERVES FUND

The Cash Reserves Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The securities in which the Fund invests may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

- bank and bank holding company obligations such as CDs and bankers' acceptances;

- commercial paper, which are short-term unsecured loans to corporations;

- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;

- time deposits;

- REPURCHASE AGREEMENTS; and

- corporate debt securities.

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES.

INVESTMENT PROCESS

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of such an investment or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

NYLIM, the Fund's Manager, may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                              CASH RESERVES FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.

Because the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:


- political and economic instability;



- less publicly available information about issuers; and


- changes in U.S. or foreign tax or currency laws.

The Fund's principal investments include derivatives such as mortgage-related and asset-backed securities. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. If the Manager is wrong about its expectations regarding changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments.

CASH RESERVES FUND

[CASH RESERVES FUND BAR CHART]

98                                                                               5.25
99                                                                               4.89
00                                                                               6.14
01                                                                               3.96
02                                                                               1.48
03                                                                               0.74
04                                                                               0.92
05                                                                               2.78
06                                                                               4.61
07                                                                               4.83

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one-, five-, and ten-year periods compare to those of two money market fund averages. Absent expense limitations and/or fee waivers, performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.
FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-MAINSTAY (1-800-624-6782).


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       1.59%             3Q/00
  Lowest return/worst quarter                                       0.15%             1Q/04





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Cash Reserves Fund
    Class I                                                         4.83%           2.76%           3.54%

  7-day current yield
    Class I: 4.13%



  Lipper Institutional Money Market Funds Average(1)                4.98%           2.86%           3.65%

  Lipper Money Market Funds Average(2)                              4.49%           2.40%           3.17%





1 The Lipper Institutional Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

2 The Lipper Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

                                                              CASH RESERVES FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                      CLASS
  (fees paid directly from your investment)                               I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                                 None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds                                None

  Maximum Account Fee                                                   None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(1)                                                    0.44%



  Distribution and/or Service (12b-1) Fees                               None

  Other Expenses                                                        0.13%



  Total Annual Fund Operating Expenses                                  0.57%

  Fee Recoupments/(Waivers/Reimbursements)(2)                           (0.07)%



  Net Annual Fund Operating Expenses(2)                                 0.50%


1 The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: .45% up to $500 million and .40% in excess of $500 million.


2 Effective April 1, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Class I shares of the Fund so that the total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.50% of average daily net assets for Class I. These expense limitations may be modified or terminated only with the approval of the Board. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.



Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitation for Class I shares at the same level as the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation in place with respect to the Fund.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge
(load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                       CLASS I
   1 year                                                               $ 51

   3 years                                                              $176



   5 years                                                              $311

  10 years                                                              $707




---------------------------


FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.


---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

MAINSTAY DIVERSIFIED
INCOME FUND

The Diversified Income Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest. Maturities of the securities held by the Fund will vary.

The Fund invests in various bond market sectors (U.S. government--including MORTGAGE-RELATED and ASSET-BACKED SECURITIES, foreign government, U.S. corporate and foreign corporate, including high-yield securities in each of the sectors). The Fund's Subadvisor, MacKay Shields, allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.


INVESTMENT PROCESS


The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. In addition, among the principal factors considered in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector are:


- fundamental economic cycle analysis;



- credit quality; and


- interest rate trends.


The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country.



The Fund's principal investments also may include high-yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest up to 30% of its total assets in equity securities. The Fund's principal investments also include mortgage-related and asset-backed securities, WHEN-ISSUED SECURITIES and FORWARD COMMITMENTS.



The Fund may enter into MORTGAGE-DOLLAR ROLL transactions, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use portfolio securities lending as a principal investment strategy.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering

                                                         DIVERSIFIED INCOME FUND

---------------------------

A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date. Similarly, in a FORWARD COMMITMENT, the Fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.
---------------------------
In a MORTGAGE-DOLLAR ROLL transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

---------------------------

In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.


whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic economy, the condition of foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk, and competitiveness.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:


- interest rates;



- issuer creditworthiness;



- market conditions; and


- maturities.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.


Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and


- changes in monetary policy.


Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.



The Fund invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.


The Fund's principal investments include derivatives, such as SWAP agreements, including credit default swaps, mortgage-related and asset-backed securities and floaters, including inverse floaters. The Fund may invest up to 15% of its net assets in swaps, including credit default swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

The principal risk of mortgage-dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to

DIVERSIFIED INCOME FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

rise and increase the potential for the Fund to lose money. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                         DIVERSIFIED INCOME FUND

[Diversified Income Fund Bar Chart]

98                                                                                4.35
99                                                                                1.54
00                                                                               -2.28
01                                                                                5.78
02                                                                                3.99
03                                                                               19.10
04                                                                                6.96
05                                                                                0.10
06                                                                                6.72
07                                                                                3.82

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        7.17%            2Q/03
  Lowest return/worst quarter                                       -2.38%            2Q/04





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                      1              5
                                                                     YEAR          YEARS                10 YEARS
  Diversified Income Fund
  Return Before Taxes
    Investor Class                                                  -0.11%         6.97%                  5.18%
    Class A                                                         -0.11%         6.97%                  5.18%
    Class B                                                         -1.13%         6.85%                  4.87%
    Class C                                                          2.84%         7.16%                  4.87%
    Class I                                                          4.96%         8.30%                  5.97%
  Return After Taxes on Distributions(1)
    Class B                                                         -2.83%         5.15%                  2.79%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -0.75%         4.90%                  2.91%

  Lehman Brothers(R) Aggregate Bond Index(2) (reflects no
  deductions for fees, expenses, or taxes)                           6.97%         4.42%                  5.97%



  Diversified Income Index(3) (reflects no deductions for
  fees, expenses, or taxes)                                          6.11%         9.82%                  7.74%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.

2 The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.


3 The Diversified Income Index is a composite, which assumes equal investments, with all interest and capital gains reinvested, in (i) the Lehman Brothers Global Aggregate Bond Index, (ii) the Credit Suisse High Yield Index, and (iii) the JPM EMBI Global Diversified Index. These indices represent the global investment grade sector, the U.S. high-yield sector, and the global emerging market sector, respectively. Previously, the Fund utilized a similar three-index composite, which included (i) the Lehman Brothers Global Aggregate Bond Index,
(ii) the Credit Suisse High Yield Index, and (iii) the Citigroup Non-U.S. Dollar World Government Bond Index. The composition of the new Diversified Income Index utilizes the JPM EMBI Global Diversified Index instead of the Citigroup Non-U.S. Dollar World Government Bond Index because this composition of indices is more reflective of the portfolio manager's approach in managing the Fund. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged and you cannot invest directly in the indices.

DIVERSIFIED INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)              INVESTOR CLASS      CLASS A       CLASS B       CLASS C        CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             4.50%        4.50%          None          None             None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                           None         None         5.00%         1.00%             None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                         None         None          None          None             None



  Maximum Account Fee                                              None         None          None          None             None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                              0.60%        0.60%         0.60%         0.60%            0.60%
  Distribution and/or Service (12b-1) Fees(3)                     0.25%        0.25%         1.00%         1.00%             None



  Other Expenses(4)                                               0.66%        0.47%         0.60%         0.60%            0.44%
  Total Annual Fund Operating Expenses(5)                         1.51%        1.32%         2.20%         2.20%            1.04%



  Fee Recoupments/(Waivers/Reimbursements)(5)                   (0.11)%      (0.02)%       (0.09)%       (0.09)%          (0.08)%
  Net Annual Fund Operating Expenses(5)                           1.40%        1.30%         2.11%         2.11%            0.96%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; and Class I, 0.96%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                         DIVERSIFIED INCOME FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR
                   CLASS     CLASS A                  CLASS B                                CLASS C                  CLASS I
                                        Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                        redemption    the end of each period   redemption    the end of each period
   1 Year          $  586     $  576      $  214              $  714             $  214              $  314           $   98

   3 Years         $  895     $  848      $  680              $  980             $  680              $  680           $  323



   5 Years         $1,227     $1,139      $1,171              $1,371             $1,171              $1,171           $  566

  10 Years         $2,162     $1,967      $2,352              $2,352             $2,527              $2,527           $1,264






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

MAINSTAY FLOATING RATE FUND

The Floating Rate Fund's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed income debt securities and money market securities or instruments.

When NYLIM, the Fund's Manager, believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Fund may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering
 16

                                                              FLOATING RATE FUND

whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:


- Credit Risk;



- Liquidity; and



- Interest Rates.


The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its NAV. Some of the Fund's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.


Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and


- changes in monetary policy.


Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

FLOATING RATE FUND

[FLOATING RATE FUND BAR CHART]

05                                                                               4.09
06                                                                               6.15
07                                                                               2.15

ANNUAL RETURNS, CLASS I SHARES
(2005 - 2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund, compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (May 3, 2004) through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(2005 - 2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       1.79%             4Q/06
  Lowest return/worst quarter                                       -1.18%            3Q/07


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         LIFE OF FUND(1)
  Floating Rate Fund
  Return Before Taxes
    Investor Class                                                   -1.27%              2.88%
    Class A                                                          -1.27%              2.88%
    Class B                                                          -1.83%              2.76%
    Class C                                                           0.08%              2.99%
    Class I                                                           2.15%              4.06%

  Return After Taxes on Distributions(2)
    Class I                                                          -0.20%              2.11%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                           1.39%              2.34%

  Credit Suisse Leveraged Loan Index(3)
    (reflects no deductions for fees, expenses, or taxes)             1.88%              4.94%





1 The Fund commenced operations on May 3, 2004.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Investor Class and Class A, B and C may vary.

3 The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

                                                              FLOATING RATE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                INVESTOR CLASS       CLASS A       CLASS B       CLASS C       CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                          3.00%             3.00%         None          None          None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)                        None             None          3.00%         1.00%         None

  Redemption/Exchange Fee(2)
  (as a percentage of redemption proceeds)                     2.00%             2.00%         2.00%         2.00%         2.00%

  Maximum Account Fee                                           None             None          None          None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(3)                                           0.60%             0.60%         0.60%         0.60%         0.60%
  Distribution and/or Service (12b-1) Fees(4)                  0.25%             0.25%         1.00%         1.00%         None

  Other Expenses(5)                                            0.22%             0.13%         0.19%         0.19%         0.07%
  Total Annual Fund Operating Expenses(6)                      1.07%             0.98%         1.79%         1.79%         0.67%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the Shareholder Guide for additional information.

3 The management fee for the Fund is an annual percentage of the Fund's average net assets.

4 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



6 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.25%; Class A, 1.01%; Class B, 2.00%; Class C, 2.00%; and Class I, 0.90%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.15% for Class A shares, 1.90% for Class B shares and 1.90% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.


EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses

FLOATING RATE FUND

remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                             CLASS A                    CLASS B                                   CLASS C                   CLASS I
                  INVESTOR              Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after   CLASS                redemption    at the end of each period   redemption    at the end of each period
    1 Year         $  406     $  397      $  182               $  482               $  182               $  282              $ 68

    3 Years        $  630     $  603      $  563               $  763               $  563               $  563              $214
    5 Years        $  872     $  825      $  970               $  970               $  970               $  970              $373

   10 Years        $1,566     $1,465      $1,916               $1,916               $2,105               $2,105              $835



(*) The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in year 4; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

---------------------------


FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.


---------------------------

In a MORTGAGE-DOLLAR ROLL transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

MAINSTAY
GOVERNMENT FUND

The Government Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in MORTGAGE-RELATED and ASSET-BACKED SECURITIES or other securities that are not U.S. government securities.

INVESTMENT PROCESS

In pursuing the Fund's investment strategies, the Fund's Subadvisor, MacKay Shields, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:


- U.S. Treasury bills (maturing in one year or less);



- notes (maturing in 1 to 10 years);



- bonds (generally maturing in more than 10 years); and


- Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation.

Principal investments also include FLOATERS as well as money market instruments and cash equivalents.

As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as MORTGAGE-DOLLAR ROLL transactions, transactions on a WHEN-ISSUED basis and portfolio securities lending.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:


- interest rates;



- issuer creditworthiness;



- market conditions; and


- maturities.

                                                                 GOVERNMENT FUND

---------------------------

A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

You could lose money by investing in the Fund. Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities.


Principal investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of investment practices, such as mortgage-dollar rolls, forward commitments, transactions on a when-issued basis and securities lending, also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

GOVERNMENT FUND

[Government Fund Bar Chart]

98                                                                                7.52
99                                                                               -3.60
00                                                                               11.49
01                                                                                5.54
02                                                                                8.94
03                                                                                0.53
04                                                                                1.92
05                                                                                1.04
06                                                                                3.01
07                                                                                5.42

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        5.62%            3Q/02
  Lowest return/worst quarter                                       -2.95%            2Q/04





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                       1 YEAR              5 YEARS            10 YEARS
  Government Fund
  Return Before Taxes
  Investor Class                                                        1.43%                2.18%              4.38%
    Class A                                                             1.43%                2.18%              4.38%
    Class B                                                             0.42%                2.02%              4.09%
    Class C                                                             4.42%                2.37%              4.09%
    Class I                                                             6.88%                3.56%              5.21%

  Return After Taxes on Distributions(1)
    Class B                                                            -0.89%                0.91%              2.66%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                             0.25%                1.08%              2.64%

  Lehman Brothers(R) Government Bond Index(2) (reflects no
  deductions for fees, expenses, or taxes)                              8.66%                4.10%              5.92%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, and I shares may vary.

2 The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                                 GOVERNMENT FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)             INVESTOR CLASS       CLASS A       CLASS B       CLASS C        CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                        4.50%            4.50%          None          None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                      None             None         5.00%         1.00%            None
  Redemption Fee
  (as a percentage of redemption proceeds)                    None             None          None          None            None



  Maximum Account Fee                                         None             None          None          None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                         0.60%            0.60%         0.60%         0.60%           0.60%
  Distribution and/or Service (12b-1) Fees(3)                0.25%            0.25%         1.00%         1.00%            None



  Other Expenses(4)                                          0.58%            0.47%         0.55%         0.55%           0.40%
  Total Annual Fund Operating Expenses(5)                    1.43%            1.32%         2.15%         2.15%           1.00%



  Fee Recoupments/(Waivers/Reimbursements)(5)              (0.28)%           (0.27)%       (0.29)%       (0.29)%        (0.58)%
  Net Annual Fund Operating Expenses(5)                      1.15%            1.05%         1.86%         1.86%           0.42%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective August 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $1 billion and 0.45% on assets in excess of $1 billion. Without this waiver, the actual management fee would be 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1 billion.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.15%; Class A, 1.05%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.40%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.05% for Class A shares, 1.80% for Class B shares and 1.80% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

GOVERNMENT FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR
                   CLASS     CLASS A                  CLASS B                                CLASS C                   CLASS I
                                        Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                        redemption    the end of each period   redemption    the end of each period
   1 Year          $  562     $  552      $  189              $  689             $  189              $  289             $   43

   3 Years         $  856     $  824      $  645              $  945             $  645              $  645             $  261



   5 Years         $1,171     $1,116      $1,128              $1,328             $1,128              $1,128             $  496

  10 Years         $2,063     $1,946      $2,277              $2,277             $2,460              $2,460             $1,172






(*) The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------


HIGH-YIELD CORPORATE DEBT SECURITIES (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.


---------------------------

YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MAINSTAY HIGH YIELD
CORPORATE BOND FUND

The High Yield Corporate Bond Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in HIGH-YIELD CORPORATE DEBT SECURITIES, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Fund's principal investments include:


- domestic corporate debt securities;



- YANKEE (dollar-denominated) DEBT SECURITIES;



- ZERO COUPON BONDS; and


- U.S. government securities.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).

The Fund may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.


In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities normally purchased by the Fund. Although investing heavily in these securities may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and limit the Fund's ability to achieve a high level of income.


PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:


- interest rates;



- issuer creditworthiness;



- market conditions; and


- maturities.

                                                  HIGH YIELD CORPORATE BOND FUND

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

The Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.


Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and


- changes in monetary policy.


These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

HIGH YIELD CORPORATE BOND FUND

[High Yield Corporate Bond Fund Bar Chart]

98                                                                                1.31
99                                                                                9.51
00                                                                               -7.20
01                                                                                1.72
02                                                                               -1.53
03                                                                               36.50
04                                                                               11.79
05                                                                                2.34
06                                                                               11.00
07                                                                                1.08

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Class R2 shares were first offered to the public on December 14, 2007, include the historical performance of Class B shares from January 1, 1998 through December 31, 2007, adjusted for differences in fees and expenses. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       11.85%            2Q/03
  Lowest return/worst quarter                                       -8.41%            3Q/98





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  High Yield Corporate Bond Fund
  Return Before Taxes
  Investor Class                                                    -2.73%         11.65%            6.39%
    Class A                                                         -2.73%         11.65%            6.39%
    Class B                                                         -3.67%         11.61%            6.09%
    Class C                                                          0.13%         11.87%            6.09%
    Class I                                                          2.25%         13.03%            7.15%
    Class R2                                                         1.74%         12.60%            6.79%

  Return After Taxes on Distributions(1)
    Class B                                                         -5.82%          8.99%            2.78%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -2.38%          8.51%            3.08%

  Credit Suisse High Yield Index(2) (reflects no deductions
  for fees, expenses, or taxes)                                      2.65%         10.97%            6.10%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I and R2 shares may vary.

2 The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                  HIGH YIELD CORPORATE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                  INVESTOR
                                                   CLASS         CLASS A       CLASS B       CLASS C       CLASS I       CLASS R2

  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)              4.50%          4.50%          None          None          None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                         None           None         5.00%         1.00%          None          None

  Redemption/Exchange Fee(2)
  (as a percentage of redemption proceeds)         2.00%          2.00%         2.00%         2.00%         2.00%         2.00%



  Maximum Account Fee                               None           None          None          None          None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)



  Management Fees(3)                               0.56%          0.56%         0.56%         0.56%         0.56%         0.56%

  Distribution and/or Service (12b-1)
  Fees(4)                                          0.25%          0.25%         1.00%         1.00%          None         0.25%



  Other Expenses(5)                                0.32%          0.20%         0.28%         0.28%         0.23%         0.33%

  Total Annual Fund Operating Expenses(6)          1.13%          1.01%         1.84%         1.84%         0.79%         1.14%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The redemption fee applies to certain redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is designed to ensure that the transaction and administrative costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.


3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $5 billion; and 0.525% on assets in excess of $5 billion.



4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class and Class R2 shares are estimated; actual expenses may vary. In addition, "Other Expenses" for Class R2 shares include shareholder service fees of 0.10%. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



6 The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

HIGH YIELD CORPORATE BOND FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR
                   CLASS     CLASS A                 CLASS B                                CLASS C                  CLASS I
                                       Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                       redemption    the end of each period   Redemption    the end of each period
   1 Year          $  560    $  548      $  187              $  687             $  187              $  287            $ 81

   3 Years         $  793    $  757      $  579              $  879             $  579              $  579            $252



   5 Years         $1,044    $  983      $  995              $1,195             $  995              $  995            $439

  10 Years         $1,763    $1,631      $1,973              $1,973             $2,159              $2,159            $$978





                  CLASS R2

  Expenses after
   1 Year          $  116
   3 Years         $  362



   5 Years         $  628
  10 Years         $1,386






* The above Example takes into account the impact of class and fee restructuring (where applicable). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds which generally seek to beat an index or indices. No attempt is made to manage the portfolio in an active manner by using economic, financial and market analysis.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


The CITIGROUP BROAD INVESTMENT GRADE BOND INDEX (the "BIG INDEX") is an unmanaged capitalization-weighted index that contains approximately 4,000 individually priced fixed income securities. The BIG Index is generally considered to be representative of the U.S. bond market.


MAINSTAY INDEXED BOND FUND

The Indexed Bond Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance of fixed income securities in the aggregate, as represented by the BIG INDEX.

PRINCIPAL INVESTMENT STRATEGY


The Fund normally invests at least 80% of its assets in fixed income securities that NYLIM believes will replicate the performance of the BIG INDEX. The BIG Index includes investment grade corporate bonds, U.S. dollar-denominated foreign securities, U.S. Treasury or agency issues, MORTGAGE-RELATED SECURITIES and other securities. Corporate bonds and foreign securities, must be rated BBB or better by S&P or Baa or better by Moody's Investor Service, Inc. ("Moody's").


The Fund also may invest in dollar rolls. A dollar roll is a transaction in which the Fund sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, employs a specialized method to track performance of the BIG Index. Using this method, the Fund invests in fixed income securities which, in the aggregate, are expected to mirror the performance of the BIG Index. From time to time, adjustments may be made in the Fund's portfolio because of changes in the characteristics of the composition of the BIG Index. The correlation between the investment performance of the Fund and the BIG Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the BIG Index.

The Fund's principal investments may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest.

The average life of the securities in the Fund's portfolio will approximate that of securities in the BIG Index, which will vary from time to time.

As part the Fund's investment process, the Manager may lend portfolio securities.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

                                                               INDEXED BOND FUND

---------------------------


MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.



---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest on an INVERSE FLOATER (for a security with an inverse floating rate of interest) resets in the opposite direction from the interest rate to which the inverse floater is indexed.

---------------------------

IN A SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


---------------------------


PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.


There is no assurance that the investment performance of the Fund will equal or exceed that of the BIG Index. If the value of the BIG Index declines, the NAV of shares of the Fund are also likely to decline. The Fund's ability to track the BIG Index may be affected by, among other things:

- transaction costs;

- changes in either the composition of the BIG Index or the number of bonds outstanding for the components of the BIG Index; and

- timing and amount of contributions to and redemptions from the Fund by shareholders.
The Fund's investments in dollar roll transactions are subject to certain risks, including the risk that the securities returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund will maintain liquid assets having a value not less than the repurchase price, including accrued interests.


Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and


- changes in monetary policy.


Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's principal investments include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If the interests rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

INDEXED BOND FUND

[INDEXED BOND FUND BAR CHART]

98                                                                                8.21
99                                                                               -2.18
00                                                                               11.60
01                                                                                7.52
02                                                                               10.02
03                                                                                3.34
04                                                                                3.82
05                                                                                2.10
06                                                                                3.74
07                                                                                6.92

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 2004 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        4.84%            3Q/02
  Lowest return/worst quarter                                       -2.54%            2Q/04








AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Indexed Bond Fund
  Return Before Taxes
    Investor Class                                                  3.31%           3.02%           4.83%
    Class A                                                         3.31%           3.02%           4.83%
    Class I                                                         6.92%           3.97%           5.44%

  Return After Taxes on Distributions(1)
    Class I                                                         5.09%           2.49%           3.42%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class I                                                         4.45%           2.52%           3.39%

  BIG Index(2)
    (reflects no deductions for fees, expenses, or taxes)           7.22%           4.55%           6.03%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Investor Class and Class A shares may vary.

2 The Citigroup Broad Investment Grade (BIG) Bond Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities, and is generally considered representative of the U.S. bond market. You cannot invest directly in an index.

                                                               INDEXED BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         INVESTOR CLASS        CLASS A         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                    3.00%             3.00%             None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                                  None              None             None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                                None              None             None

  Maximum Account Fee                                                     None              None             None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                                     0.35%             0.35%            0.35%



  Distribution and/or Service (12b-1) Fees(3)                            0.25%             0.25%             None

  Other Expenses(4)                                                      0.85%             0.25%            0.18%



  Total Annual Fund Operating Expenses(5)                                1.45%             0.85%            0.53%

  Fee Recoupments/(Waivers/Reimbursements)(5)                          (0.53)%            (0.03)%         (0.10)%



  Net Annual Fund Operating Expenses(5)                                  0.92%             0.82%            0.43%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.35% up to $1 billion and 0.30% in excess of $1 billion.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investors Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 0.82% for Class A shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

INDEXED BOND FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                    INVESTOR CLASS      CLASS A      CLASS I
   1 year                                                               $  391          $  381        $ 44

   3 years                                                              $  694          $  560        $160



   5 years                                                              $1,020          $  754        $286

  10 years                                                              $1,939          $1,315        $655






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                      [This page intentionally left blank]

---------------------------


An INVESTMENT GRADE security is one rated Baa or higher by Moody's BBB or higher by S&P, or BBB or higher by Fitch. The Fund may also invest in unrated debt securities that the Adviser believes are comparable to investment grade rated securities.

---------------------------

The DURATION of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY INSTITUTIONAL BOND FUND


The Institutional Bond Fund's investment objective is to seek to maximize total return consistent with maintaining liquidity and preserving capital.


PRINCIPAL INVESTMENT STRATEGY

The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years. The Fund looks for securities that McMorgan, the Fund's the Subadvisor, believes to be relatively undervalued. The Fund looks to maximize capital appreciation by controlling portfolio variables such as duration, average credit quality and bond market sector allocation.

The Fund invests at least 80% of its assets in debt securities that are INVESTMENT GRADE or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad array of individual securities and is diversified by sector, industry, specific issuer, and maturity.

INVESTMENT PROCESS

The Subadvisor's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as DURATION, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

The Fund principally invests in:


- securities issued or guaranteed by the U.S. government, its agencies and instrumentalities;



- U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury;



- corporate, bank and commercial obligations;



- delayed delivery transactions;



- MORTGAGE-BACKED SECURITIES, including MORTGAGE-DOLLAR ROLL transactions;

                                                         INSTITUTIONAL BOND FUND

---------------------------

In a MORTGAGE-DOLLAR ROLL transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.


- to be announced securities (TBAs); and


- ASSET-BACKED SECURITIES representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:


- interest rates;



- issuer creditworthiness;



- market conditions; and


- maturities.

The Fund's principal investments include derivatives. If the Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss. With respect to mortgage related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

The principal risk of mortgage-dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. Therefore, delayed delivery transactions create interest rate risks for the Fund. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

In a "to be announced securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The principal risks of these transactions are increased credit risk and increased overall investment exposure.

INSTITUTIONAL BOND FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                         INSTITUTIONAL BOND FUND

[Institutional Bond Fund Bar Chart]

98                                                                                7.81
99                                                                               -0.31
00                                                                                9.84
01                                                                                7.98
02                                                                                 7.9
03                                                                                3.75
04                                                                                3.31
05                                                                                0.96
06                                                                                4.82
07                                                                                5.63

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compared to those of a broad-based securities market index. Performance figures for Class I shares reflect the historical performance of the McMorgan Class shares of the McMorgan Intermediate Fixed Income Fund (a predecessor to the Fund, which was subject to a different fee structure, and for which McMorgan served as investment advisor). Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        4.78%            3Q/01
  Lowest return/worst quarter                                       -2.62%            2Q/04





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                      1              5                     10
                                                                     YEAR          YEARS                 YEARS
  Institutional Bond Fund
  Return Before Taxes
    Class I                                                         5.63%          3.68%                 5.12%

  Return After Taxes on Distributions(1)
    Class I                                                         3.80%          2.09%                 3.15%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class I                                                         3.62%          2.23%                 3.18%

  Lehman Brothers(R) Intermediate U.S. Government/Credit
  Index(2) (reflects no deductions for fees, expenses, or
  taxes)                                                            7.39%          4.06%                 5.76%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The Lehman Brothers(R) Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds with less than 10 years to maturity.

INSTITUTIONAL BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                                                CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                         None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                                               None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                                                    None



  Maximum Account Fee                                                                         None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(1)                                                                         0.35%
  Distribution and/or Service (12b-1) Fees                                                    None



  Other Expenses(2)                                                                          0.28%
  Total Annual Fund Operating Expenses(3)                                                    0.63%
  Fee Recoupments/(Waivers/Reimbursements)                                                 (0.13)%



  Net Annual Fund Operating Expenses                                                         0.50%


1 The management fee for the Fund is an annual percentage of the Fund's average daily net assets.


2 "Other Expenses" include, among other things, fees payable for transfer agency services. The Fund changed its fiscal year from June 30th to October 31st. Because of this change the Fund has not been operating for a full fiscal year. As a result, "Other Expenses" are annualized to reflect a twelve month period.



3 Effective April 1, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the annual rate of 0.50% of the average daily net assets for Class I shares. This expense limitation may be modified only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. NYLIM has separately agreed that for a period of two years commencing November 27, 2007, NYLIM will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the Fund so that the total ordinary operating expenses of Class I shares do not exceed the annual rate of 0.50% of the average daily net assets attributable to Class I shares.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                                              CLASS I
   1 Year                                                                                      $ 51

   3 Years                                                                                     $189



   5 Years                                                                                     $338

  10 Years                                                                                     $774




                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

---------------------------

MUNICIPAL BONDS are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY INTERMEDIATE TERM BOND FUND

The Intermediate Term Bond Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with liquidity, low risk to principal and investment in debt securities.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:


- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;



- obligations of international or supranational entities;



- debt securities issued by U.S. or foreign corporate entities;



- ZERO COUPON BONDS;



- MUNICIPAL BONDS;



- MORTGAGE-RELATED and other ASSET-BACKED SECURITIES; and


- LOAN PARTICIPATION INTERESTS.

The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by MacKay Shields, the Fund's Subadvisor.

At least 65% percent of the Fund's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality.

As part of the Fund's principal investment strategies, the Subadvisor may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Fund's Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Fund may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or FLOATING rates of interest.

                                                     INTERMEDIATE TERM BOND FUND

---------------------------


ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.


---------------------------

LOAN PARTICIPATION INTERESTS are debt securities that represent fractional interests in a larger loan.
---------------------------

In a MORTGAGE DOLLAR ROLL transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.


---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.
---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or the Treasury bill rate.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased such loan participation interests.

The Fund may invest up to 10% of its total assets in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss and price volatility than higher quality debt securities. Because of the increased risk, high-yield securities pay investors a premium -- a higher interest rate or yield -- than higher quality debt securities.


Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and


- changes in monetary policy.


Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


The Fund's investments include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of mortgage dollar rolls and securities lending also present certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The

INTERMEDIATE TERM BOND FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.

principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                     INTERMEDIATE TERM BOND FUND

[INTERMEDIATE TERM BOND FUND BAR CHART]

98                                                                                7.93
99                                                                               -2.47
00                                                                               10.93
01                                                                                7.94
02                                                                                6.71
03                                                                                4.02
04                                                                                4.54
05                                                                                1.85
06                                                                                4.30
07                                                                                5.91

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (January 1, 2004) through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        4.52%             3Q/01

  Lowest return/worst quarter                                       -2.57%             2Q/04





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Intermediate Term Bond Fund
  Return Before Taxes
    Investor Class                                                   0.75%          2.80%           4.31%
    Class A                                                          0.75%          2.80%           4.31%
    Class B                                                         -0.29%          2.64%           4.03%
    Class C                                                          3.71%          3.02%           4.04%
    Class I                                                          5.91%          4.12%           5.11%

  Return After Taxes on Distributions(1)
    Class I                                                          4.07%          2.64%           3.22%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                          3.80%          2.65%           3.20%

  Lehman Brothers(R) Aggregate Bond Index(2)
    (reflects no deductions for fees, expenses, or taxes)            6.97%          4.42%           5.97%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Investor Class, Class A, B and C shares may vary.

2 The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

INTERMEDIATE TERM BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                         INVESTOR
  (fees paid directly from your investment)                 CLASS            CLASS A       CLASS B       CLASS C        CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                        4.50%            4.50%          None          None            None
  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                      None             None         5.00%         1.00%            None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                    None             None          None          None            None
  Maximum Account Fee                                         None             None          None          None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees(2)                                         0.60%            0.60%         0.60%         0.60%           0.60%



  Distribution and/or Service (12b-1) Fees(3)                0.25%            0.25%         1.00%         1.00%            None
  Other Expenses(4)                                          0.53%            0.34%         0.53%         0.53%           0.14%



  Total Annual Fund Operating Expenses(5)                    1.38%            1.19%         2.13%         2.13%           0.74%
  Fee Recoupments/(Waivers/Reimbursements)(5)                (0.18)%          (0.12)%       (0.22)%       (0.22)%         (0.04)%



  Net Annual Fund Operating Expenses(5)                      1.20%            1.07%         1.91%         1.91%           0.70%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of Investor Class or purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.05%; Class B, 1.95%; Class C, 1.95%; and Class I, 0.70%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.10% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

                                                     INTERMEDIATE TERM BOND FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR
                   CLASS     CLASS A                    CLASS B                                   CLASS C                   CLASS I
                                        Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after                        redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  567     $  554      $  194               $  694               $  194               $  294              $ 72

   3 Years         $  850     $  800      $  646               $  946               $  646               $  646              $233



   5 Years         $1,155     $1,064      $1,124               $1,324               $1,124               $1,124              $408

  10 Years         $2,018     $1,818      $2,253               $2,253               $2,445               $2,445              $915






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

---------------------------

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

---------------------------

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rates.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY MONEY
MARKET FUND

The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The securities in which the Fund invests may include:


- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;



- bank and bank holding company obligations, such as CDs and bankers' acceptances;



- commercial paper, which is short-term, unsecured loans to corporations;



- corporate debt securities;



- loans to U.S. and foreign issuers and securities of foreign branches of U.S. and foreign banks, such as negotiable CDs, also known as Eurodollars;



- time deposits; and


- REPURCHASE AGREEMENTS.

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and MORTGAGE-RELATED and ASSET-BACKED SECURITIES.

INVESTMENT PROCESS

All securities purchased by the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

MacKay Shields, the Fund's Subadvisor, may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                               MONEY MARKET FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Because the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:


- political and economic instability;



- less publicly available information about issuers; and


- changes in U.S. or foreign tax or currency laws.

The Fund's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Fund's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

MONEY MARKET FUND

[Money Market Fund Bar Chart]

98                                                                               5.01
99                                                                               4.65
00                                                                               5.87
01                                                                               3.72
02                                                                               1.22
03                                                                               0.51
04                                                                               0.70
05                                                                               2.56
06                                                                               4.38
07                                                                               4.63

ANNUAL RETURNS, ALL CLASSES
(by calendar year 1998-2007)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one-, five-, and ten-year periods compare to those of an average of money market funds. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Investor Class shares were first offered on February 28, 2008. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE: 1-800-MAINSTAY (1-800-624-6782).

BEST AND WORST QUARTERLY RETURNS, ALL CLASSES
(1998-2007)


                                                                    RETURN        QUARTER/YEAR
  Highest return/best quarter                                        1.51%           3Q/00
  Lowest return/worst quarter                                        0.10%           4Q/03





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Money Market Fund
    All Classes(1)                                                  4.63%           2.54%           3.31%
    7-day current yield: 4.11%

  Lipper Money Market Fund Average(2)                               4.49%           2.40%           3.17%





1 No performance information is provided for the Investor Class shares as that class did not yet have a full calendar year of performance as of the date of this prospectus. Investor Class shares would have had similar annual returns to Class I shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different fees and expenses, performance of Investor Class shares will differ.
2 The Lipper Money Market Fund Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

                                                               MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                   INVESTOR CLASS        CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                   None           None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                                None           None            None            None

  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                              None           None            None            None



  Maximum Account Fee                                                   None           None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(1)                                                   0.48%          0.48%           0.48%           0.48%

  Distribution and/or Service (12b-1) Fees                              None           None            None            None



  Other Expenses(2)                                                    0.46%          0.23%           0.41%           0.41%

  Total Annual Fund Operating Expenses(3)                              0.94%          0.71%           0.89%           0.89%



  Less Expense Reimbursement(3)                                      (0.14)%        (0.01)%         (0.13)%         (0.13)%

  Net Annual Fund Operating Expenses(3)                                0.80%          0.70%           0.76%           0.76%





1 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million; 0.45% on assets from $300 million up to $700 million; 0.40% on assets from $700 million to $1 billion; and 0.35% on assets in excess of $1 billion.


2 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



3 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 0.70% for all classes. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

MONEY MARKET FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown. Expenses are the same for each class.


  EXPENSES AFTER  INVESTOR CLASS   CLASS A   CLASS B   CLASS C
   1 Year             $   82       $   72    $   78    $   78

   3 Years            $  286       $  226    $  271    $  271



   5 Years            $  506       $  394    $  480    $  480

  10 Years            $1,142       $  882    $1,098    $1,084






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------

TOTAL ASSETS means, with respect to the Fund, the total amortized cost of the Fund's assets.

MAINSTAY PRINCIPAL PRESERVATION FUND


The Principal Preservation Fund's investment objective is to maximize current income consistent with maintaining liquidity and preserving capital.


PRINCIPAL INVESTMENT STRATEGY

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1 share price.

In managing the portfolio, McMorgan, the Fund's Subadvisor, looks for securities that appear to offer the best relative value based on an analysis of:


- credit quality;



- interest rate sensitivity;



- yield; and



- price.


The Fund will maintain portfolio diversification and quality standards in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act") which sets forth requirements for money market funds. In doing so, the Fund generally seeks to invest at least 95% of its TOTAL ASSETS in either U.S. government securities or short-term debt securities assigned the highest rating by at least two Nationally Recognized Statistical Rating Organizations such as Standard & Poor's Ratings Service ("S&P") (at least A-1), Moody's Investor Service ("Moody's") (at least P-1), Fitch Ratings ("Fitch") (at least
F1), or Dominion Bond Rating Service ("DBRS") (at least R-1L). From time to time, the Fund may also invest in unrated securities that the Subadvisor believes are comparable to high-quality, short-term debt securities. The Fund may not invest in more than 5% of its TOTAL ASSETS in unrated securities or short-term debt securities assigned the second highest rating, as calculated at the time of purchase.

The Fund principally invests in:


- securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;



- U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury;



- securities issued by U.S. banks, including bankers acceptances, repurchase agreements and certificates of deposit; and


- commercial paper assigned the highest short-term debt rating by two independent rating agencies or believed to be of comparable quality by the Subadvisor.

INVESTMENT PROCESS

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the 1940 Act which is designed to mitigate the risk of loss. There must be

                                                     PRINCIPAL PRESERVATION FUND

a reasonable expectation that at any time until the final maturity of such an investment or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

The Subadvisor, may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additional risks associated with an investment in the Fund include:

- Not all U.S. government securities are insured or guaranteed by the U.S. Government--some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

- An issuer once believed to be an issuer of high-quality securities may experience a sudden collapse in its creditworthiness, becoming insolvent and defaulting in meeting interest and principal payments.

- The Fund's yield will fluctuate with changes in short-term interest rates.

PRINCIPAL PRESERVATION FUND

[PRINCIPAL PRESERVATION FUND BAR CHART]

98                                                                               5.30
99                                                                               4.92
00                                                                               6.17
01                                                                               4.21
02                                                                               1.58
03                                                                               0.97
04                                                                               1.13
05                                                                               2.98
06                                                                               4.87
07                                                                               5.07

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one-, five-, and ten-year periods compared to those of two averages of money market funds. Performance figures for Class I shares reflect the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund (a predecessor to the Fund which was subject to a different fee structure, and, for which McMorgan served as investment advisor). Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-MAINSTAY (1-800-624-6782).

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       1.60%             3Q/00
  Lowest return/worst quarter                                       0.21%             2Q/04





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Principal Preservation Fund
    Class I                                                         5.07%           2.99%           3.70%

  7-day current yield:
    Class I: 4.50%






  Lipper Institutional Money Market Funds Average(1)                4.98%           2.86%           3.65%

  Lipper Money Market Funds Average(2)                              4.49%           2.40%           3.17%






1 The Lipper Institutional Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.


2 The Lipper Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

                                                     PRINCIPAL PRESERVATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                  None
  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                        None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                             None
  Maximum Account Fee                                                  None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees(1)                                                  0.25%



  Distribution and/or Service (12b-1) Fees                             None
  Other Expenses(2)                                                   0.24%



  Total Annual Fund Operating Expenses(3)                             0.49%
  Less Waiver/Reimbursement                                         (0.19)%



  Net Annual Fund Operating Expenses                                  0.30%


1 The management fee for the Fund is an annual percentage of the Fund's average daily net assets.


2 "Other Expenses" include, among other things, fees payable for transfer agency services. The Fund changed its fiscal year end from June 30th to October 31st. Because of this change the Fund has not been operating for a full fiscal year. As a result "Other Expenses" are annualized to reflect a twelve month period.



3 Effective April 1, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.30% of the Fund's average daily net assets. This expense limitation may be modified only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. NYLIM has separately agreed that for a period of two years commencing November 27, 2007, NYLIM will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the Fund so that the total ordinary operating expenses of Class I shares do not exceed the annual rate of 0.30% of the average daily net assets attributable to such Class I shares.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge
(load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                       CLASS I
   1 Year                                                               $ 31

   3 Years                                                              $138



   5 Years                                                              $255

  10 Years                                                              $598




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


In a MORTGAGE DOLLAR ROLL transaction, a fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.


---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY SHORT TERM
BOND FUND

The Short Term Bond Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with liquidity, preservation of capital and investment in short-term debt securities.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in an actively managed, diversified portfolio of debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price characteristics similar to debt securities. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

As part of the Fund's principal strategies, MacKay Shields, the Fund's Subadvisor, may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor conducts a continuing review of yields and other information derived from databases which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's investment portfolio.

The Fund's principal investments include:

- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

- MORTGAGE-RELATED and ASSET-BACKED SECURITIES;

- CDs, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and

- debt securities issued by U.S. corporate entities.

The Fund may engage in active trading. The Fund invests in securities rated Baa or better by Moody's or rated BBB or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality; and invests in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed, variable or floating rates of interest.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                            SHORT TERM BOND FUND

---------------------------


ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.


---------------------------
PORTFOLIO TURNOVER
measures the amount of trading a fund does during the year.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

The Fund's investments include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

SHORT TERM BOND FUND

[SHORT TERM BOND FUND BAR CHART]

98                                                                               6.37
99                                                                               2.40
00                                                                               8.11
01                                                                               7.92
02                                                                               4.28
03                                                                               1.77
04                                                                               0.66
05                                                                               1.46
06                                                                               3.93
07                                                                               6.64

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of two broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 2004 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                                       RETURN          QUARTER/YEAR
  Highest return/best quarter                                                          3.29%              3Q/01
  Lowest return/worst quarter                                                         -1.32%              2Q/04





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Short Term Bond Fund
  Return Before Taxes
    Investor Class                                                  3.15%           1.89%           3.70%
    Class A                                                         3.15%           1.89%           3.70%
    Class I                                                         6.64%           2.87%           4.32%
  Return After Taxes on Distributions(1)
    Class I                                                         5.07%           1.80%           2.64%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                         4.28%           1.82%           2.65%
  Citigroup 1-3 Year U.S. Treasury Agency Index(2)
    (reflects no deductions for fees, expenses, or taxes)           7.17%           3.19%           4.85%



  Citigroup 1-3 Year Treasury Index(3)
    (reflects no deductions for fees, expenses, or taxes)           7.23%           3.09%           4.74%


1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Investor Class and Class A shares may vary.

2 The Citigroup 1-3 Year U.S. Treasury Agency Index is an index comprised of U.S. Treasury Notes (minimum amount outstanding is $1 billion per issue) and Agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.

3 The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). You cannot invest directly in an index.

                                                            SHORT TERM BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                     INVESTOR          CLASS           CLASS
  (fees paid directly from your investment)                             CLASS              A               I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                   3.00%            3.00%            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                                 None             None            None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                               None             None            None

  Maximum Account Fee                                                    None             None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                                    0.60%            0.60%           0.60%



  Distribution and/or Service (12b-1) Fees(3)                           0.25%            0.25%            None

  Other Expenses(4)                                                     0.63%            0.26%           0.15%



  Total Annual Fund Operating Expenses(5)                               1.48%            1.11%           0.75%

  Fee Recoupments/(Waivers/Reimbursements)(5)                           (0.48)%          (0.21)%         (0.15)%



  Net Annual Fund Operating Expenses(5)                                 1.00%            0.90%           0.60%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following average daily net assets: Investor Class, 1.00%; Class A, 0.90%; and Class I, 0.60%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations for Class A and Class I shares at the same levels as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

SHORT TERM BOND FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                    INVESTOR CLASS         CLASS A          CLASS I
   1 year                                                               $  399              $  389            $ 61

   3 years                                                              $  708              $  622            $225



   5 years                                                              $1,040              $  874            $402

  10 years                                                              $1,976              $1,593            $916






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------

Issuers of GENERAL OBLIGATION BONDS include states, counties, cities, towns and regional districts. Payments of principal and interest are secured by the issuer's pledge of its full faith, credit and taxing powers.

---------------------------

REVENUE BONDS are issued to finance capital projects. They are repaid from revenues raised by the project that the bonds finance. Many bonds also provide additional security.

---------------------------

INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS are generally revenue bonds and are issued by, or on behalf of, public authorities or investor-owned companies to raise money to finance various privately operated facilities.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MAINSTAY TAX FREE
BOND FUND

The Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests in U.S. tax-exempt securities of any maturity that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, MacKay Shields, to be of comparable quality.

The Fund normally invests at least 80% of its net assets in "municipal bonds" issued by, or on behalf of, the

- states;

- District of Columbia;

- territories, commonwealths and possessions of the United States and their political subdivisions; and

- agencies, authorities and instrumentalities of these entities.

The two main types of municipal bonds are GENERAL OBLIGATION and REVENUE BONDS. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax ("AMT") for individual shareholders.

INVESTMENT PROCESS

The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

Up to 25% of the Fund's total assets may be invested in INDUSTRIAL DEVELOPMENT BONDS. The Fund also may invest in POLLUTION CONTROL BONDS and ZERO COUPON BONDS.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).

Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

                                                              TAX FREE BOND FUND




PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indices and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Industrial development, pollution control, and revenue bonds are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.


To help you decide whether taxable or nontaxable yields are better for you, see Appendix A for a comparative yield table.

TAX FREE BOND FUND

[Tax Free Bond Fund Bar Chart]

98                                                                                4.83
99                                                                               -6.96
00                                                                               11.75
01                                                                                3.79
02                                                                                8.34
03                                                                                2.36
04                                                                                2.90
05                                                                                2.48
06                                                                                4.25
07                                                                                0.14

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class B shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        4.97%            4Q/00
  Lowest return/worst quarter                                       -3.15%            2Q/99





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Tax Free Bond Fund
  Return Before Taxes
  Investor Class                                                    -4.12%          1.74%           3.06%
    Class A                                                         -4.12%          1.74%           3.06%
    Class B                                                         -4.68%          2.07%           3.28%
    Class C                                                         -0.82%          2.42%           3.28%

  Return After Taxes on Distributions(1)
    Class B                                                         -4.68%          2.07%           3.27%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -1.75%          2.31%           3.38%

  Lehman Brothers(R) Municipal Bond Index(2) (reflects no
  deductions for fees, expenses, or taxes)                           3.36%          4.30%           5.18%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A and C shares may vary.

2 The Lehman Brothers(R) Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                              TAX FREE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                   INVESTOR CLASS         CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                              4.50%              4.50%            None             None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                            None               None           5.00%            1.00%
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                          None               None            None             None



  Maximum Account Fee                                               None               None            None             None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                               0.60%              0.60%           0.60%            0.60%
  Distribution and/or Service (12b-1) Fees(3)                      0.25%              0.25%           0.50%            0.50%



  Other Expenses(4)                                                0.33%              0.18%           0.28%            0.28%
  Total Annual Fund Operating Expenses(5)                          1.18%              1.03%           1.38%            1.38%



  Fee Recoupments/(Waivers/Reimbursements)(5)                    (0.19)%             (0.14)%         (0.18)%         (0.18)%
  Net Annual Fund Operating Expenses(5)                            0.99%              0.89%           1.20%            1.20%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective August 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee to 0.45% on assets up to $1.0 billion, and 0.40% on assets in excess of $1.0 billion. Without this waiver, the actual management fee would be 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. This waiver may be discontinued at any time without notice.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.99%; Class A, 0.89%; Class B, 1.24%; and Class C, 1.24%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 0.89% for Class A shares, 1.14% for Class B shares and 1.14% for Class C shares. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

TAX FREE BOND FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR
                   CLASS     CLASS A                 CLASS B                                CLASS C
                                       Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                       redemption    the end of each period   redemption    the end of each period
   1 Year          $  546    $  537      $  122              $  622             $  122              $  222

   3 Years         $  790    $  750      $  419              $  719             $  419              $  419



   5 Years         $1,052    $  980      $  738              $  938             $  738              $  738

  10 Years         $1,801    $1,641      $1,587              $1,587             $1,642              $1,642






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------
YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------
BRADY BONDS are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are subject to the risks of foreign securities.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

MAINSTAY GLOBAL HIGH INCOME FUND

The Global High Income Fund's investment objective is to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high-yield debt securities. Normally, the Fund invests in debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries.

- The Fund focuses on debt securities that generally are rated in the lower rating categories of Moody's or S&P, or if unrated, are deemed to be of comparable quality by the Fund's Subadvisor, MacKay Shields.

- The Fund principally invests in countries that are considered emerging markets, and may invest in countries with established economies, that the Fund's Subadvisor believes present favorable opportunities.

- The Fund's principal investments include YANKEE (dollar-denominated) DEBT SECURITIES, BRADY BONDS and derivative instruments, such as FLOATERS, including INVERSE FLOATERS, swaps, futures and options.

- The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. The Fund may also buy foreign currency options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

INVESTMENT PROCESS

The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies, and meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS

The risks involved with investing in debt securities include (without limitation):

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity Risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may

                                                         GLOBAL HIGH INCOME FUND

  fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market Risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

The values of debt securities fluctuate depending upon various factors, including:


- interest rates;



- issuer creditworthiness;



- market conditions; and


- maturities.

Since the Fund principally invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:


- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and


- changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

The risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

GLOBAL HIGH INCOME FUND

---------------------------


In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.



Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "More About Investment Strategies and Risks--Risk Management Techniques".


The Fund principally invests in high-yield debt securities, which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility. High-yield debt securities are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Subadvisor.

The Fund's principal investments include derivatives, including SWAP agreements, credit default swaps, mortgage-related and asset-backed securities and floaters, including inverse floaters. The Fund may invest up to 15% of its net assets in swaps, including credit default swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

The principal risk of mortgage-related asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.


The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

                                                         GLOBAL HIGH INCOME FUND

[Global High Income Fund Bar Chart]

99                                                                               17.01
00                                                                                8.58
01                                                                               12.69
02                                                                               10.33
03                                                                               30.69
04                                                                               12.00
05                                                                                9.86
06                                                                               10.31
07                                                                                3.48

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one- and five-year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares for periods from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Class I shares were first offered to the public on August 29, 2007. Performance figures for Investor Class shares, which were first offered on February 28, 2008, include the historical performance of Class A shares from June 1, 1998 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       11.15%            2Q/03
  Lowest return/worst quarter                                       -6.04%            2Q/04





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                                      5
                                                                    1 YEAR          YEARS          LIFE OF FUND(1)
  Global High Income Fund
  Return Before Taxes(2)
    Investor Class                                                  -0.47%         12.73%                9.93%
    Class A                                                         -0.47%         12.73%                9.93%
    Class B                                                         -1.34%         12.67%                9.61%
    Class C                                                          2.52%         12.92%                9.61%
    Class I                                                          4.08%         13.97%               10.69%

  Return After Taxes on Distributions(2)
    Class B                                                         -3.45%         10.02%                6.56%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         -0.48%          9.49%                6.37%

  JPMorgan EMBI Global Diversified Index(3) (reflects no
  deductions for fees, expenses, or taxes)                           6.16%         11.89%               10.61%





1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A and C shares may vary.

3 The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

GLOBAL HIGH INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                    INVESTOR
                                                                     CLASS        CLASS A      CLASS B      CLASS C      CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 4.50%        4.50%        None         None         None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                        None        None         5.00%        1.00%        None

  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                             None        None         None         None         None



  Maximum Account Fee                                                  None        None         None         None         None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                  0.70%        0.70%        0.70%        0.70%        0.70%

  Distribution and/or Service (12b-1) Fees(3)                         0.25%        0.25%        1.00%        1.00%        None



  Other Expenses(4)                                                   0.53%        0.37%        0.48%        0.48%        0.29%

  Total Annual Fund Operating Expenses                                1.48%        1.32%        2.18%        2.18%        0.99%



  Fee Recoupments/(Waivers/Reimbursements)(5)                            --           --           --           --        0.16%

  Net Annual Fund Operating Expenses(5)                               1.48%        1.32%        2.18%        2.18%        1.15%



1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes. "Other Expenses" shown for Investor Class and Class I shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.31%; Class B, 2.25%; Class C, 2.25%; and Class I, 1.15%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.40% for Class A shares, 2.15% for Class B shares and 2.15% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                         GLOBAL HIGH INCOME FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR    CLASS
                   CLASS        A                     CLASS B                                CLASS C                  CLASS I
                                        Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                        redemption    the end of each period   redemption    the end of each period
   1 Year          $  594     $  578      $  221              $  721             $  221              $  321           $  117

   3 Years         $  897     $  849      $  682              $  982             $  682              $  682           $  331



   5 Years         $1,222     $1,141      $1,169              $1,369             $1,169              $1,169           $  563

  10 Years         $2,139     $1,969      $2,336              $2,336             $2,513              $2,513           $1,228






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


MID-CAPITALIZATION STOCKS are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding. The Fund considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. The market capitalizations for the Russell Midcap Index fluctuate; as of December 31, 2007, they range from $479 million to $42 billion.


---------------------------


The DURATION of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.



MAINSTAY BALANCED FUND

The Balanced Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS

The Fund generally invests in dividend-paying, MID-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. The Fund may also invest in large capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Fund's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Fund, as noted above, may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

The Fund also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and DURATION. The fixed income portion of the portfolio has:


- an intermediate term duration which ranges from three to five years; and


- a LADDERED MATURITY SCHEDULE.


The Fund may lend its portfolio securities and may invest:


- up to 20% of its net assets in foreign securities, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.

                                                                   BALANCED FUND

---------------------------

A LADDERED MATURITY SCHEDULE means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

---------------------------

MORTGAGE-RELATED SECURITIES (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.


---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.



PRINCIPAL RISKS
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The value of debt securities fluctuate depending upon various factors including:


- interest rates;



- issuer creditworthiness;


- market conditions; and

- maturities.


Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it can be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and


- changes in monetary policy.


Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


The Fund's investments may include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. Regardless of the purpose, the Fund may lose money using derivatives.


The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

BALANCED FUND

[BALANCED FUND BAR CHART]

98                                                                                8.03
99                                                                               -0.36
00                                                                                9.64
01                                                                                6.88
02                                                                               -2.61
03                                                                               23.94
04                                                                               12.96
05                                                                                4.62
06                                                                               10.79
07                                                                                2.61

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of several broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B, R1 and R2 shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class I shares from January 1, 1998 through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1998 through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 2004 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       11.22%            2Q/03
  Lowest return/worst quarter                                       -8.10%            3Q/99





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Balanced Fund(1)
  Return Before Taxes
    Investor Class                                                  -3.42%          9.06%            6.47%
    Class A                                                         -3.42%          9.06%            6.47%
    Class B                                                         -3.27%          9.22%            6.29%
    Class C                                                          0.50%          9.53%            6.29%
    Class I                                                          2.61%         10.73%            7.42%
    Class R1                                                         2.49%         10.62%            7.31%
    Class R2                                                         2.25%         10.34%            7.04%
    Class R3                                                         1.99%         10.07%            6.77%
  Return After Taxes on Distributions(2)
    Class I                                                          0.90%          9.56%            5.93%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class I                                                          2.94%          8.94%            5.72%
  Russell Midcap Value(R) Index(3) (reflects no deductions for
    fees, expenses, or taxes)                                       -1.42%         17.92%           10.18%



  Balanced Composite Index(4) (reflects no deduction for fees,
    expenses, or taxes)                                              2.19%         12.33%            8.68%
  Merrill Lynch Corporate & Gov't 1-10 Years Bond Index(4)
    (reflects no deductions for fees, expenses, or taxes)            7.37%          4.03%            5.74%



  Russell Midcap(R) Index(5)
    (reflects no deductions for fees, expenses, or taxes)            5.60%         18.21%            9.91%





1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares.

                                                                   BALANCED FUND

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class, Class A, B, C, R1, R2 and R3 shares may vary.

3 The Russell Midcap Value(R) Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly into an index.

4 The Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. Russell MidCap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Total returns assume reinvestment of all dividends and capital gains. The Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. You cannot invest directly in an index.

5 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

BALANCED FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER
  FEES
  (fees paid
  directly
  from your                  INVESTOR
  investment)                 CLASS        CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2      CLASS R3

  Maximum Sales Charge
  (Load) Imposed on
  Purchases
  (as a percentage of
  offering price)              5.50%        5.50%         None         None         None          None          None          None




  Maximum Deferred Sales
  Charge (Load)(1)
  (as a percentage of
  the lesser of the
  original offering
  price or redemption
  proceeds)                     None         None        5.00%        1.00%         None          None          None          None




  Redemption
  Exchange/Fee
  (as a percentage of
  redemption proceeds)          None         None         None         None         None          None          None          None

  Maximum Account Fee           None         None         None         None         None          None          None          None




  ANNUAL FUND OPERATING
  EXPENSES
  (expenses that are
  deducted from Fund
  assets)

  Management Fees(2)           0.74%        0.74%        0.74%        0.74%        0.74%         0.74%         0.74%         0.74%




  Distribution and/or
  Service (12b-1)
  Fees(3)                      0.25%        0.25%        1.00%        1.00%         None          None         0.25%         0.50%




  Other Expenses(4)            0.38%        0.24%        0.34%        0.34%        0.21%         0.31%         0.31%         0.32%




  Total Annual Fund
  Operating Expenses(5)        1.37%        1.23%        2.08%        2.08%        0.95%         1.05%         1.30%         1.56%

  Fee
  Recoupments/(Waivers/
  Reimbursements)(5)              --           --           --           --       (0.04)%      (0.04)%       (0.04)%       (0.04)%




  Net Annual Fund
  Operating Expenses(5)        1.37%        1.23%        2.08%        2.08%        0.91%         1.01%         1.26%         1.52%



1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: .75% up to $1 billion and .70% in excess of $1 billion.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. Other expenses for Class R1, R2 and R3 shares include shareholder service fees of .10%. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.28%; Class B, 2.25%; Class C, 2.25%; Class I, 0.94%; Class R1 1.04%; Class R2 1.29%; and Class R3 1.54%.
These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.40% for Class A shares, 2.15% for Class B shares and 2.15% for Class C shares. The limitations for other share classes were the same as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                                   BALANCED FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR
                   CLASS     CLASS A                   CLASS B                                   CLASS C
                                       Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after                       redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  682    $  668      $  211               $  711               $  211               $  311

   3 Years         $  960    $  919      $  652               $  952               $  652               $  652



   5 Years         $1,259    $1,188      $1,119               $1,319               $1,119               $1,119

  10 Years         $2,106    $1,957      $2,229               $2,229               $2,410               $2,410





                  CLASS I   CLASS R1   CLASS R2   CLASS R3

  Expenses after
   1 Year         $   93     $  103     $  128     $  155
   3 Years        $  299     $  330     $  408     $  489



   5 Years        $  522     $  575     $  709     $  846
  10 Years        $1,163     $1,279     $1,564     $1,853






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

---------------------------


HIGH-YIELD DEBT SECURITIES (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.


MAINSTAY CONVERTIBLE
FUND

The Convertible Fund's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in "convertible securities" such as:


- bonds;



- debentures;



- corporate notes; and



- preferred stocks or other securities.


that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in HIGH-YIELD DEBT SECURITIES and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Fund may be invested or held in:


- nonconvertible debt;



- equity securities that do not pay regular dividends;



- U.S. Government securities; and


- cash or cash equivalents.

INVESTMENT PROCESS

In selecting convertible securities for purchase or sale, MacKay Shields, the Fund's Subadvisor, takes into account a variety of investment considerations, including:


- the potential return of the common stock into which the convertible security is convertible;



- credit risk;



- projected interest return; and


- the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

                                                                CONVERTIBLE FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:


- interest rates;



- issuer creditworthiness;



- market conditions; and


- maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.


Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

CONVERTIBLE FUND

[Convertible Fund Bar Chart]

98                                                                                0.53
99                                                                               32.90
00                                                                                6.51
01                                                                               -4.76
02                                                                               -9.50
03                                                                               21.46
04                                                                                4.86
05                                                                                6.26
06                                                                                8.97
07                                                                               13.86

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.81%            4Q/99
  Lowest return/worst quarter                                       -10.66%            3Q/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)



                                                                    1 YEAR        5 YEARS         10 YEARS
  Convertible Fund
  Return Before Taxes()
    Investor Class                                                   8.43%        10.49%           7.67%
    Class A                                                          8.43%        10.49%           7.67%
    Class B                                                          8.86%        10.66%           7.49%
    Class C                                                         12.95%        10.91%           7.49%

  Return After Taxes on Distributions(1)
    Class B                                                          7.42%        10.27%           5.50%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                          7.53%         9.26%           5.29%

  Merrill Lynch All Convertible Securities Index(2) (reflects
  no deductions for fees, expenses or taxes)                         4.53%        10.67%           7.09%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A and Class C shares may vary.

2 The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                CONVERTIBLE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                   INVESTOR CLASS         CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                              5.50%              5.50%            None             None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering
  price or redemption proceeds)                                     None               None           5.00%            1.00%
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                          None               None            None             None



  Maximum Account Fee                                               None               None            None             None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                               0.69%              0.69%           0.69%            0.69%
  Distribution and/or Service (12b-1) Fees(3)                      0.25%              0.25%           1.00%            1.00%



  Other Expenses(4)                                                0.49%              0.26%           0.43%            0.43%
  Total Annual Fund Operating Expenses(5)                          1.43%              1.20%           2.12%            2.12%



  Fee Recoupments/(Waivers/Reimbursements)(5)                    (0.15)%             (0.07)%         (0.13)%         (0.13)%
  Net Annual Fund Operating Expenses(5)                            1.28%              1.13%           1.99%            1.99%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily assets as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; and 0.50% on assets in excess of $1 billion.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses for Class A, B and C shares have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.28%; Class A, 1.09%; Class B, 2.03%; and Class C, 2.03%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.175% for Class A shares, 1.925% for Class B shares and 1.925% for Class C shares. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

CONVERTIBLE FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                     INVESTOR
                      CLASS        CLASS A                 CLASS B                                CLASS C
                                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                             redemption    the end of each period   redemption    the end of each period
   1 Year             $  673       $  659      $  202              $  702             $  202              $  302

   3 Years            $  964       $  903      $  651              $  951             $  651              $  651
   5 Years            $1,275       $1,167      $1,127              $1,327             $1,127              $1,127

  10 Years            $2,157       $1,919      $2,266              $2,266             $2,442              $2,442



* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

MAINSTAY INCOME MANAGER FUND

The Income Manager Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

PRINCIPAL INVESTMENT STRATEGY

The Fund will generally invest at least 80% of its assets in income-producing securities subject to the following constraints:

- Equity Securities--Up to 65% of the Fund's net assets will be invested in equity securities, and related derivatives, such as dividend paying common and preferred stocks.

  - At least 30% of the Fund's net assets will be invested in U.S. equity securities, including investments in REITs.

- Fixed Income Securities--At least 35% of the Fund's net assets will be invested in fixed income securities, including cash and cash equivalents and related derivatives. These securities will consist of both investment grade and high yield fixed income securities including:

  - Up to 15% of total assets, at the time of purchase, in high yield securities; and

  - Up to 10% of total assets, at the time of purchase, in a combination of emerging market debt and floating rate loans.

  The Fund may also invest in other fixed-income securities without restriction, including government, corporate, asset-backed and mortgage-backed securities.

  The Fund does not have a minimum required allocation to money market instruments and will not normally invest more than 10% in these instruments.

- In pursuing the Fund's investment objective, the Fund may also invest up to 20% of its total assets, at the time of purchase, in foreign securities of developed or emerging markets, or in futures associated with such securities.

INVESTMENT PROCESS

The Fund attempts to achieve its objective through active management and allocation of investments among the asset classes by NYLIM, the Fund's Manager. The presence of the constraints, however, may restrict the Manager's ability to fully maximize total return. To determine the best investment allocation, the Manager estimates risk, return and correlation for the asset groups based on a disciplined methodology. Even if this method occasionally indicates that the Fund should be fully invested in only one asset group, the Manager will still follow the constraints on the percentage of assets, which may be allocated to each asset group.

In managing the Fund, the Manager uses a proprietary model to estimate expected returns, volatilities, and correlations of domestic and foreign stock markets and of domestic and foreign fixed income securities. The Fund's allocations are then structured to take advantage of perceived imbalances in relative pricing. The Manager believes that short-term imbalances occur

                                                             INCOME MANAGER FUND

---------------------------

In a FORWARD CONTRACT, a fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.


---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $710 million to $512 billion.


periodically but tend to be corrected relatively quickly. Although these allocations maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.

As part of its investment strategy, the Fund may invest in derivatives such as stock index futures to rebalance or alter its portfolio composition and risk profile, to create a synthetic money market position, and to otherwise diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions. Synthetic money market positions are generally created using derivatives and primarily include the use of shorting bond or stock index futures. The Fund may also engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or FORWARD CONTRACTS for any legally permissible purpose.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes which can adversely affect the value of the Fund's holdings. Historically, mid- and small-cap stocks have been more volatile than stocks in the S&P 500(R) INDEX. There is no assurance that the investment performance of the Fund or any asset class component of the Fund will equal or exceed that of its benchmark. The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even lose value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The values of debt securities fluctuate depending upon various factors, including:


- interest rates;



- issuer creditworthiness;



- liquidity;



- market conditions; and


- maturity.

The Fund invests in high-yield securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities also can be subject to greater price volatility.

The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the

INCOME MANAGER FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.

Overall, the Fund's performance depends on the Manager's ability to consistently and correctly determine the relative attractiveness of the asset classes, and, to a lesser extent, the Manager's ability to select individual securities or futures within each asset class. However, prices change not only in response to economic factors but to psychological factors as well. These factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a small investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.


Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and


- changes in monetary policy.


Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


The Fund's principal investments include derivatives such as options and stock index futures. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.


Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                             INCOME MANAGER FUND

(INCOME MANAGER FUND BAR CHART)

98                                                                               21.31
99                                                                               11.83
00                                                                                1.24
01                                                                               -5.19
02                                                                              -11.71
03                                                                               16.88
04                                                                                8.86
05                                                                                5.95
06                                                                               14.03
07                                                                                3.44

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of several broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical period of the Class I shares from January 1, 1998 through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 2004 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1998-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       13.21%            4Q/98
  Lowest return/worst quarter                                       -9.78%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         5 YEARS          10 YEARS
  Income Manager Fund
  Return Before Taxes(1)
  Investor Class                                                    -2.31%           8.27%            5.41%
    Class A                                                         -2.31%           8.27%            5.41%
    Class B                                                         -2.13%           8.41%            5.26%
    Class C                                                          1.71%           8.70%            5.24%
    Class I                                                          3.44%           9.72%            6.22%
  Return After Taxes on Distributions
    Class I                                                          1.59%           8.78%            4.36%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                          3.68%           8.14%            4.44%
  Russell 1000(R) Index(3)
    (reflects no deductions for fees, expenses, or taxes)            5.77%          13.43%            6.20%



  Income Manager Composite Index(4)
    (reflects no deductions for fees, expenses, or taxes)            6.46%           9.42%            6.44%
  Lehman Brothers Aggregate Bond Index(5)
    (reflects no deductions for fees, expenses, or taxes)            6.97%           4.42%            5.97%








1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2002 to December 31, 2003 therefore are for the L Class shares and reflect the fees and expenses of the L Class shares for that period.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are

INCOME MANAGER FUND

not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.

3 The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Index is considered to be the Fund's broadbased securities-market index for comparison purposes. You cannot invest directly in an index. Russell 1000(R) Index provides a broader universe from which the portfolio manager may select stocks.

4 The Income Manager Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 55%/45%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. companies based on market capitalization. The Lehman Brothers(R) Aggregate Bond Index includes the following other Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index and is a generally considered representative of the U.S. bond market. The Fund has selected the Russell 1000(R) Index as a benchmark in place of the S&P 500(R) Index because the Russell 1000(R) Index provides a broader universe from which the portfolio manager may select stocks. The Fund has selected The Lehman Brothers(R) Aggregate Bond Index because it aligns closest with the fixed income portion of the Fund's assets, particularly due to its weighting in government fixed income securities. Results of all indices assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

5 The Lehman Brothers Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

                                                             INCOME MANAGER FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                          INVESTOR
  (fees paid directly from your investment)                  CLASS        CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         5.50%        5.50%            None            None             None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                       None         None           5.00%           1.00%             None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                     None         None            None            None             None

  Maximum Account Fee                                          None         None            None            None             None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                          0.65%        0.65%           0.65%           0.65%            0.65%



  Distribution and/or Service (12b-1) Fees(3)                 0.25%        0.25%           1.00%           1.00%             None

  Other Expenses(4)                                           0.52%        0.28%           0.46%           0.46%            0.23%



  Total Annual Fund Operating Expenses(5)                     1.42%        1.18%           2.11%           2.11%            0.88%

  Fee Recoupments/(Waivers/Reimbursements)(5)               (0.33)%       (0.19)%         (0.31)%         (0.31)%           0.02%



  Net Annual Fund Operating Expenses(5)                       1.09%        0.99%           1.80%           1.80%            0.90%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge, which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following average daily net assets: Investor Class, 1.09%; Class A, 0.99%; Class B, 1.84%; Class C, 1.84%; and Class I, 0.90%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 0.99% for Class A shares, 1.74% for Class B shares and 1.74% for Class C shares. The limitations for Class I shares were the same as in the April 1, 2008 Agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

INCOME MANAGER FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR
                   CLASS     CLASS A                    CLASS B                                   CLASS C
                                        Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after                        redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  655     $  645      $  183               $  683               $  183               $  283

   3 Years         $  944     $  886      $  631               $  931               $  631               $  631
   5 Years         $1,254     $1,146      $1,106               $1,306               $1,106               $1,106

  10 Years         $2,131     $1,887      $2,241               $2,241               $2,417               $2,417





                   CLASS I

  Expenses after
   1 Year           $   92
   3 Years          $  283
   5 Years          $  490
  10 Years          $1,086






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

                      [This page intentionally left blank]

---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.
---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $710 million to $512 billion.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.
---------------------------

In a MORTGAGE-DOLLAR ROLL transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

MAINSTAY TOTAL
RETURN FUND

The TOTAL RETURN Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in U.S. equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

INVESTMENT PROCESS

Equity Investments


Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) INDEX at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued. The Fund may invest in foreign equity securities.


The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

Debt Investments


It is contemplated that the Fund's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields, the Fund's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds and MORTGAGE-RELATED and ASSET-BACKED SECURITIES. The Fund may also enter into MORTGAGE-DOLLAR ROLL transactions. The Fund may invest in foreign debt securities.


In addition, of its investments in debt securities, the Fund may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Fund's Subadvisor believes may provide capital appreciation in addition to income.

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

                                                               TOTAL RETURN FUND

PRINCIPAL RISKS

Since the Fund may allocate its assets among equity and debt securities it has some exposure to the risks of both stocks and bonds.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:


- interest rates;



- issuer creditworthiness;



- market conditions; and


- maturities.

The Fund's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium--a higher interest rate or yield--because of this increased risk of loss. These securities can be also subject to greater price volatility.


Consistent with its principal investment strategies, the Fund's investments also include derivatives, such as swap agreements, including credit default swaps, mortgage-related and asset-backed securities and floaters, including inverse floaters. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.


The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the

TOTAL RETURN FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

average bond maturity to rise and increase the potential for the Fund to lose money.


Since the Fund may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                               TOTAL RETURN FUND

[Total Return Fund Bar Chart]

98                                                                               25.96
99                                                                               15.60
00                                                                               -5.10
01                                                                              -12.61
02                                                                              -18.37
03                                                                               18.18
04                                                                                5.63
05                                                                                5.35
06                                                                                8.32
07                                                                                5.97

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2007)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five-, and ten-year periods compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares, from January 1, 1998 through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2007)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.87%            4Q/98
  Lowest return/worst quarter                                       -11.63%            1Q/01





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                  1 YEAR       5 YEARS       10 YEARS
  Total Return Fund
  Return Before Taxes
  Investor Class                                                   0.85%        8.14%         4.23%
    Class A                                                        0.85%        8.14%         4.23%
    Class B                                                        1.33%        8.30%         4.06%
    Class C                                                        5.11%        8.57%         4.05%
    Class I                                                        7.15%        9.92%         5.22%

  Return After Taxes on Distributions(1)
    Class B                                                       -1.27%        7.22%         2.82%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                        2.94%        7.01%         3.15%

  Russell 1000(R) Index(2) (reflects no deductions for fees,
  expenses, or taxes)                                              5.77%       13.43%         6.20%



  S&P 500(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                              5.49%       12.83%         5.91%

  Total Return Core Composite Index(4) (reflects no deduction
  for fees, expenses, or taxes)                                    6.39%        9.87%         6.44%



  Lehman Brothers(R) Aggregate Bond Index(5) (reflects no
  deductions for fees, expenses, or taxes)                         6.97%        4.42%         5.97%


1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.

2 The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Fund has selected the Russell 1000(R) Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Fund selected the Russell 1000(R) Index because it believes that this index is more reflective of the Fund's investment style.

3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

5 The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

TOTAL RETURN FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                  INVESTOR          CLASS        CLASS        CLASS
                                                                   CLASS              A            B            C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                               5.50%            5.50%       None         None         None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None           None          5.00%        1.00%       None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                           None           None         None         None         None



  Maximum Account Fee                                                None           None         None         None         None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                0.63%            0.63%        0.63%        0.63%        0.63%
  Distribution and/or Service (12b-1) Fees(3)                       0.25%            0.25%        1.00%        1.00%       None



  Other Expenses(4)                                                 0.54%            0.29%        0.48%        0.48%        0.30%
  Total Annual Fund Operating Expenses(5)                           1.42%            1.17%        2.11%        2.11%        0.93%



  Fee Recoupments/(Waivers/Reimbursements)(5)                     (0.13)%              --%      (0.11)%      (0.11)%      (0.12)%
  Net Annual Fund Operating Expenses(5)                             1.29%            1.17%        2.00%        2.00%        0.81%


1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.64% on assets up to $500 million and 0.60% on assets in excess of $500 million.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.29%; Class A, 1.16%; Class B, 2.04%; Class C, 2.04%; and Class I, 0.79%. These expense limitations may be modified or terminated only with the approval of the Board. Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 1.19% for Class A shares, 1.94% for Class B shares and 1.94% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

                                                               TOTAL RETURN FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                             CLASS A                 CLASS B                                CLASS C                  CLASS I
                  INVESTOR             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after   CLASS               redemption    the end of each period   redemption    the end of each period
   1 Year          $  674    $  663      $  203              $  703             $  203              $  303           $   83

   3 Years         $  963    $  901      $  650              $  950             $  650              $  650           $  284



   5 Years         $1,272    $1,158      $1,124              $1,324             $1,124              $1,124           $  503

  10 Years         $2,148    $1,892      $2,257              $2,257             $2,433              $2,433           $1,132






* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.


Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the applicable Statement of Additional Information ("SAI") (see the back cover of this Prospectus). All references to "Statement of Additional Information" refer to the Statement of Additional Information applicable to your Fund.


DERIVATIVE SECURITIES


Certain Funds may invest in derivative securities. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. Additionally, the Diversified Income Fund, Total Return Fund, and the Global High Income Fund may each invest a portion of their respective net assets in credit default swaps. The use of these transactions is a highly specialized activity that involves investment techniques tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.



As an investment company registered with the SEC, the Funds must "cover" open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds' daily marked-to-market net obligations (i.e., the Funds' daily net liability) under the swaps, if any, rather than their full notional value.


FLOATING RATE LOANS

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Debt securities rated BBB and below by S&P or Baa and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Although the floating rate loans in which a Fund generally invests are speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating rate loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

A Fund will typically purchase loans via assignment, which makes the Fund a direct lender. However, a Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests".


A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.


FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.


Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.



HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")



High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.



Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


ILLIQUID AND RESTRICTED SECURITIES

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Funds may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As the Funds grow in size, the positive effect of IPO investments on the Funds may decrease.

INVESTMENT POLICIES AND OBJECTIVES


For some of the Funds the discussion of Principal Investment Strategy states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.


When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest, at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES


All of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for a Fund to lose money.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

REAL ESTATE INVESTMENT TRUSTS ("REITS")

Certain Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


SWAP AGREEMENTS


Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For a discussion of Credit Default Swaps, see "Derivative Securities" above.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund (except the Cash Reserves Fund, Money Market Fund, and Principal Preservation Fund) may invest without limit in cash or money market and other investments.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY


This Prospectus offers Investor Class, Class A, B, C, I, R1, R2 and R3 shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, and the Fund in which you wish to invest, the share classes available to you may vary.


The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.


- SHAREHOLDER SERVICE FEE--this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.


An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any

                                                               SHAREHOLDER GUIDE

dividends that are paid. See "Information on Fees" in this section for more information about these fees.


In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:


- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero. The Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.


Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. Investor Class, Class A, B and C shares of the Money Market Fund are sold with no initial sales charge or CDSC and have no annual

SHAREHOLDER GUIDE

12b-1 fees. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes


                INVESTOR
                 CLASS     CLASS A      CLASS B         CLASS C      CLASS I   CLASS R1   CLASS R2       CLASS R3
  Initial         Yes       Yes          None            None        None       None       None            None
  sales charge




  Contingent    None(1)    None(1)   Sliding scale   1% on sale of   None       None       None            None
  deferred                            during the      shares held
  sales charge                         first six     for one year
                                      years after       or less
                                      purchase(2)



  Ongoing        0.25%     0.25%         0.75%           0.75%       None       None      0.25%           0.25%
  service and/                       distribution(3) distribution(3)                                   distribution
  or                                   and 0.25%       and 0.25%                                        and 0.25%
  distribution                          service         service                                          service
  fee (Rule                             (1.00%          (1.00%                                        (0.50% total)
  12b-1 fee)                           total)(4)       total)(3)




  Shareholder    None       None         None            None        None      0.10%      0.10%           0.10%
  service fee



  Redemption     None       None         None            None        None       None       None            None
  fee(5)




  Conversion      See       See           Yes            None        None       None       None            None
  feature       below(6)    below(6)




  Purchase       None       None       $100,000       $1,000,000     None       None       None            None
  maximum(7)


1 Except on certain redemptions on purchases made without an initial sales charge.


2 The contingent deferred sales charge period for Floating Rate Fund is a sliding scale during the first four years after purchase.



3 0.25% for the Tax Free Bond Fund.



4 0.50% for the Tax Free Bond Fund.



5 The High Yield Corporate Bond Fund and Floating Rate Fund each impose a 2% redemption fee on certain redemptions (including exchanges). Please see "Information on Fees" in this section for details.



6 Investor Class and Class A shares may be subject to automatic conversions. Please see "Investor Class Share Considerations" and "Class A Share Considerations" for more information.



7 Per transaction. Does not apply to purchases by certain retirement plans.



The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years, for most Funds). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.


INVESTOR CLASS SHARE CONSIDERATIONS

- Your Investor Class shares may convert automatically to Class A shares.


  Investor Class share balances are examined Fund-by-Fund on a quarterly basis beginning on or about June 30, 2008. If at that time, the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that

                                                               SHAREHOLDER GUIDE


Fund will be automatically converted into Class A shares. Please note that you may not aggregate your holdings of Investor Class shares in multiple funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782).



- Please also note that if your account balance falls below $25,000, whether by shareholder action or change in market value, after conversion to Class A shares or you no longer qualify to hold Class A shares, your account may be converted back to Investor Class shares. Please see "Class A Share Considerations" for more details.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS A SHARE CONSIDERATIONS


- Generally, Class A shares have a minimum investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis beginning on or about March 28, 2008 (May 1, 2008 for SIMPLE IRA accounts). If at that time, the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions) whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

SHAREHOLDER GUIDE


- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS


- You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.



- Due to the availability of sales charge discounts for Investor Class and Class A shares and the higher ongoing fees for Class B shares, Investor Class and Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.


- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


- In most circumstances, you will pay a contingent deferred sales charge ("CDSC") if you sell Class B shares within six years (four years for the Floating Rate Fund) of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAIs.


- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.


- If you intend to hold your shares less than six years (four years for the Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most Funds.


- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

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- Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased. Floating Rate Fund Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% in the case of Tax Free Bond Fund).


- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($500,000 for the Floating Rate Fund).


CLASS I SHARE CONSIDERATIONS


- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.


  - EXISTING CLASS I SHAREHOLDER



CLASS R1, R2 AND R3 SHARE CONSIDERATIONS


You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

- You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing service and/or distribution fees for Class R2 and Class R3 shares.

SHAREHOLDER GUIDE

- Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:
  - Section 401(a) and 457 plans;
  - Certain section 403(b)(7) plans;
  - 401(k), profit sharing, money purchase pension and defined benefit plans;
    and
  - Non-qualified deferred compensation plans.

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares


The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession. Investor Class Shares and Class A Shares of MainStay Money Market Fund are not subject to a sales charge.



MainStay Income and International Income Funds, except Indexed Bond, Short-Term Bond, Floating Rate, Cash Reserves Fund, Money Market Fund and Principal Preservation Fund



                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                   AS A % OF
  AMOUNT                         PRICE             INVESTMENT            OFFERING PRICE
  Less than $100,000             4.50%               4.71%                    4.00%
  $100,000 to $249,999           3.50%               3.63%                    3.00%



  $250,000 to $499,999           2.50%               2.56%                    2.00%
  $500,000 to $999,999           2.00%               2.04%                    1.75%



  $1,000,000 or more(2)           None                None                     None



(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.



(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.



MainStay Indexed Bond Fund and Short Term Bond Fund



                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             3.00%               3.09%                    2.75%
  $100,000 to $249,999           2.50%               2.56%                    2.25%



  $250,000 to $499,999           2.00%               2.04%                    1.75%
  $500,000 to $999,999           1.50%               1.52%                    1.25%



  $1,000,000 or more(2)           None                None                     None



(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.



(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

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MainStay Blended Funds(1)

                                   SALES CHARGES(2) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                    AS A %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(3)           None                None                     None

(1) Balanced Fund, Convertible Fund, Income Manager Fund, and Total Return Fund.

(2) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

(3) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


MainStay Floating Rate Fund


                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             3.00%               3.09%                    2.75%
  $100,000 to $249,999           2.00%               2.04%                    1.75%



  $250,000 to $499,999           1.50%               1.52%                    1.25%
  $500,000 or more             None(2)             None(2)                 1.00%(3)




(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

(2) No sales charge applies on investments of $500,000 or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

(3) The Distributor pays a sales concession of 1.00% on sales from $500,000 to $3 million, 0.50% on the portion from $3 million to $5 million and 0.40% on the portion of $5 million or more.

Class B Shares


Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years for Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAIs. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The

SHAREHOLDER GUIDE

amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All Funds (except MainStay Floating Rate Fund)

                                           CONTINGENT DEFERRED SALES CHARGE (CDSC) AS A
                                                  % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                   5.00%
  Second year                                                  4.00%



  Third year                                                   3.00%
  Fourth year                                                  2.00%



  Fifth year                                                   2.00%
  Sixth year                                                   1.00%



  Thereafter                                                    None


MainStay Floating Rate Fund



                                           CONTINGENT DEFERRED SALES CHARGE (CDSC) AS A
                                                  % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                   3.00%
  Second year                                                  2.00%



  Third year                                                   2.00%
  Fourth year                                                  1.00%



  Thereafter                                                    None



There are exceptions, which are described in the applicable SAI.


Class C Shares


Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAIs. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.


Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus
 120

                                                               SHAREHOLDER GUIDE

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.


There are exceptions, which are described in the applicable SAIs.



SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES


Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares


You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class shares or Class A shares.


- RIGHT OF ACCUMULATION

  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a MainStay Fund, using your Right of Accumulation you can invest that $10,000 in Investor Class or Class A (if eligible) shares and pay the reduced sales charge rate normally applicable to a $105,000 investment.


  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the SAIs.


- LETTER OF INTENT


  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the

SHAREHOLDER GUIDE

  Letter of Intent. You can also apply a Right of Accumulation to these purchases.


  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase--Letter of Intent" in the Funds' SAIs.


- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

"Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

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Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class Shares or Class A shares through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

- 50 or more participants; or

- an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

- holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Investor Class Shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAIs.


Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions


If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAIs.

SHAREHOLDER GUIDE

INFORMATION ON FEES

Rule 12b-1 Plans

Each Fund (except the MainStay Cash Reserves Fund, MainStay Institutional Bond Fund, MainStay Money Market Fund, and MainStay Principal Preservation Fund) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class, Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively (0.50% for Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and 0.25% for service activities, in each case, of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee


Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types or accounts including:



- Class A accounts, retirement plan services bundled accounts and investment-only retirement accounts;



- accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;



- NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year;



- accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts); and



- certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.


This small account fee will be deducted on or about March 1st and September 1st each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

                                                               SHAREHOLDER GUIDE

Shareholder Services Plans

Each Fund that offers Class R1, Class R2 or Class R3 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Redemption Fee


The Floating Rate and High Yield Corporate Bond Funds each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:



- 401(k) plans;



- section 529 qualified tuition plans;



- accounts held in omnibus accounts on the books of certain financial intermediary firms;



- wrap program accounts;



- qualified default investment alternative accounts; or



- redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.


The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

COMPENSATION TO DEALERS


Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

SHAREHOLDER GUIDE

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.


Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund, the Manager and any Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.


Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the SAIs or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL

                                                               SHAREHOLDER GUIDE

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GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR ACCOUNT WITH MAINSTAY INVESTMENTS

Investor Class, Class A, B or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. (MainStay Investments cannot process Money Market Fund, Cash Reserves Fund, or Principal Preservation Fund purchases by phone.) Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Class A shares of the same Fund.


Class I, R1, R2 and R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, R2 or R3 shares of the Funds.


If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days. (Please note that MainStay Investments cannot process Money Market Fund, Cash Reserves Fund or Principal Preservation Fund purchases by phone.)


All Classes


You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time; 1:00 pm Eastern time for Principal Preservation Fund) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record

SHAREHOLDER GUIDE

information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS


The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAIs for additional information.


Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases (except the Money Market Fund, which requires an initial investment amount of $1,000).


Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts (beginning on or about May 1, 2008), may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

                                                               SHAREHOLDER GUIDE

Class A Shares


The following minimum applies if you are investing in Class A shares directly or through 403(b) plan accounts:


- $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund.


Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts, board members, Directors and employees of New York Life and its affiliates and subsidiaries and employees of the Funds' subadvisors are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.



Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.


Class B and C Shares

The following minimums apply if you are investing in Class B or C shares of the
Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or


- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases (except the Money Market Fund, which requires an initial investment amount of $1,000).


Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors--$5 million for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

Class R1, R2 and R3 Shares

If you are eligible to invest in Class R1, R2 or R3 shares of the Funds there are no minimum initial or subsequent purchase amounts.

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS
  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           - name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                - your account number; and
                       (1-800-624-6782) to obtain an account      - Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       - ABA #011-0000-28
                       - MainStay Funds (DDA #99029415)
                       - Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 pm Eastern time (1:00
                       pm with regard to the Principal
                       Preservation Fund).

  BY PHONE:            Have your investment professional          - You cannot buy Money Market Fund shares by phone.
                       call MainStay Investments toll-free        - MainStay Investments must receive your application
                       at 1-800-MAINSTAY                            and check, payable to MainStay Funds, in good order
                       (1-800-624-6782) between 8:00 am and         within three business days. If not, MainStay
                       6:00 pm eastern time any day the New         Investments can cancel your order and hold you liable
                       York Stock Exchange is open. Call            for costs incurred in placing it.
                       before 4:00 pm (1:00 pm with regard        Be sure to write on your check:
                       to the Principal Preservation Fund)        - name(s) of investor(s).
                       to buy shares at the current day's         - your account number; and
                       NAV.                                       - Fund name and Class of shares;



  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           - $1,000 minimum for Investor Class, Class B and Class
                       amount of your investment to:                C shares
                       MainStay Funds                             - $25,000 minimum for Class A shares
                       P.O. Box 8401                              - $5 million minimum for Class I shares
                       Boston, MA 02266-8401                      Be sure to write on your check:
                       Send overnight orders to:                  - name(s) of investor(s); and
                       MainStay Funds                             - Fund name and Class of shares.
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

BUYING ADDITIONAL SHARES OF THE FUNDS--INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS
  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company.               - name(s) of investor(s);
                       - ABA #011-0000-28                                 - your account number; and
                       - MainStay Funds (DDA #99029415)                   - Fund name and Class of shares.
                       - Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4:00 pm Eastern time (1:00 pm with
                         regard to the Principal Preservation Fund).

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8:00       electronic debits from a designated bank account.
                       am and 6:00 pm Eastern time any day the New        - The maximum ACH purchase amount is $100,000.
                       York Stock Exchange is open to make an ACH
                       purchase; call before 4:00 pm to buy shares
                       at the current day's NAV (1:00 pm with regard
                       to the Principal Preservation Fund); or
                        Visit us at www.mainstayfunds.com.



  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     - $50 minimum (for Investor Class, Class B and C
                       P.O. Box 8401                                        shares).
                       Boston, MA 02266-8401
                                                                          Be sure to write on your check:
                       Send overnight orders to:                          - name(s) of investor(s);
                       MainStay Funds                                     - your account number; and
                       c/o Boston Financial                               - Fund name and Class of shares.
                       Data Services
                       30 Dan Road
                       Canton, MA 02021-2809




SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                     HOW                                            DETAILS
  BY CONTACTING YOUR FINANCIAL ADVISOR:                       - You may sell (redeem) your shares through your
                                                               financial advisor or by any of the methods
                                                               described below.

  BY PHONE:        TO RECEIVE PROCEEDS BY CHECK:              - MainStay Investments will only send checks to the
                   Call MainStay Investments toll-free at      account owner at the owner's address of record and
                   1-800-MAINSTAY (1-800-624-6782) between     generally will not send checks to addresses on
                   8:00 am and 6:00 pm Eastern time any        record for 30 days or less.
                   day the New York Stock Exchange is         - The maximum order MainStay Investments can
                   open. Call before 4:00 pm Eastern time      process by phone is $100,000.
                   to sell shares at the current day's NAV
                   (1:00 pm with regard to Principal
                   Preservation Fund).



                   TO RECEIVE PROCEEDS BY WIRE:               - Generally, after receiving your sell order by
                   Call MainStay Investments toll-free at      phone, MainStay Investments will send the proceeds
                   1-800-MAINSTAY (1-800-624-6782) between     by bank wire to your designated bank account the
                   8:00 am and 6:00 pm Eastern time any        next business day, although it may take up to
                   day the New York Stock Exchange is          seven days to do so. Your bank may charge you a
                   open. Eligible investors may sell           fee to receive the wire transfer.
                   shares and have proceeds electronically    - MainStay Investments must have your bank account
                   credited to a designated bank account.      information on file.
                                                              - There is an $11 fee for wire redemptions.
                                                              - MainStay Investments does not charge a fee for
                                                               wire redemptions of Class I shares.
                                                              - The minimum wire transfer amount is $1,000.




                   TO RECEIVE PROCEEDS ELECTRONICALLY BY      - MainStay Investments must have your bank account
                   ACH:                                        information on file.
                   Call MainStay Investments toll-free at     - Proceeds may take 2-3 days to reach your bank
                   1-800-MAINSTAY (1-800-624-6782) between     account.
                   8:00 am and 6:00 pm Eastern time any       - There is no fee from MainStay Investments for
                   day banks and the New York Stock             this transaction.
                   Exchange are open.                         - The maximum ACH transfer amount is $100,000.
                   Visit us at www.mainstayfunds.com




  BY MAIL:         Address your order to:                     Write a letter of instruction that includes:
                   MainStay Funds                             * your name(s) and signature(s);
                   P.O. Box 8401                              * your account number;
                   Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                              * dollar or share amount you want to sell.
                   Send overnight orders to:
                   MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                   c/o Boston Financial                       documentation, as required.
                   Data Services
                   30 Dan Road                                There is a $15 fee for Class A shares ($25 fee for
                   Canton, MA 02021-2809                      Investor Class, Class B and Class C shares) for
                                                              checks mailed to you via overnight service.




                                                               SHAREHOLDER GUIDE

GENERAL POLICIES


The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.


Buying Shares


- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.


- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.


- To limit the Funds' expenses, we no longer issue share certificates.



Selling Shares



- If you have share certificates, you must return them with a written redemption request.


- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.


- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.


- MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interest of all shareholders, the Funds reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;


  - close accounts with balances less than $100 invested in Investor Class shares or less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or


  - change the minimum investment amounts.


- There is no fee for wire redemptions of Class I shares.


Additional Information

The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders

                                                               SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

- all phone calls with service representatives are tape recorded; and

- written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

Investing for Retirement
Except for the Tax Free Bond Fund, you can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 1-800-MAINSTAY (1-800-624-6782) for further details.

PURCHASES-IN-KIND

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.


REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already, and (2) your account is not subject to a 60-day block, as described in the section entitled, "Excessive Purchases and Redemptions or Exchanges"). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.


MONEY MARKET FUND CHECK WRITING


You can sell shares of the Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check-writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, 403(b)(7) or qualified retirement plans.


SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

SHAREHOLDER GUIDE

---------------------------


Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.


Systematic Investing--Individual Shareholders Only


MainStay offers four automatic investment plans:


1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment


Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with a dividend reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.


3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.


4. Systematic Exchange



Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Funds established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.


Systematic Withdrawal Plan--Individual Shareholders Only


Withdrawals must be at least $100. You must have at least $10,000, for Investor Class, Class B and Class C shares, in your account at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.


The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds


You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another (investment minimums and other eligibility requirements will apply). When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. Generally, you may not exchange shares between classes. However, you may exchange between Class A and Investor Class shares of the same or any other MainStay Fund (investment minimums and other eligibility requirements will apply). If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

                                                               SHAREHOLDER GUIDE

---------------------------

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised, or administered by New York Life Investment Management LLC or any affiliate thereof, which are offered in separate prospectuses, including:



- MainStay 130/30 Core Fund             - MainStay MAP Fund
- MainStay 130/30 Growth Fund           - MainStay Mid Cap Growth Fund
- MainStay 130/30 High Yield Fund*      - MainStay Mid Cap Opportunity Fund
- MainStay 130/30 International Fund    - MainStay Mid Cap Value Fund
- MainStay All Cap Growth Fund          - MainStay Moderate Allocation Fund
- MainStay Capital Appreciation Fund    - MainStay Moderate Growth Allocation
- MainStay Common Stock Fund            Fund
- MainStay Conservative Allocation      - MainStay Retirement 2010 Fund
Fund                                    - MainStay Retirement 2020 Fund
- MainStay Growth Allocation Fund       - MainStay Retirement 2030 Fund
- MainStay Growth Equity Fund*          - MainStay Retirement 2040 Fund
- MainStay ICAP Equity Fund             - MainStay Retirement 2050 Fund
- MainStay ICAP International Fund      - MainStay S&P 500 Index Fund
- MainStay ICAP Select Equity Fund      - MainStay Small Cap Growth Fund
- MainStay International Equity Fund    - MainStay Small Cap Opportunity Fund
- MainStay Large Cap Growth Fund        - MainStay Small Cap Value Fund
- MainStay Large Cap Opportunity Fund*  - MainStay Value Fund



Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


In certain circumstances you may have to pay a sales charge.



In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a Fund subject to the 1% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.


---------------
* Offered only to residents of Connecticut, Maryland, New Jersey, and New York.


You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see your Fund's SAI.
---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.


Certain clients of NYLIFE Securities who purchased more than $50,000 of Class B shares of the Funds between January 1, 2003 and June 27, 2007, have the right to convert their Class B shares for Class A shares of the same Fund at the net asset value next computed and without imposition of a contingent deferred sales charge.


When you exchange shares, you may incur a redemption fee. Please see "Shareholder Guide--Redemption Fee" for more information.


Money Market Fund Exchanges

If you exchange all your shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in those Funds for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES


The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.


The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is

                                                               SHAREHOLDER GUIDE

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BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.


likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.



The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing.


In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees--Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Funds' Share Prices (NAV) and the Valuation of Securities


Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open.

SHAREHOLDER GUIDE


Principal Preservation Fund calculates its NAV at 1:00 pm; however, the NAV for the Principal Preservation Fund will not be calculated on national bank holidays. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices (amortized cost, in the case of the Cash Reserves Fund, Principal Preservation Fund and the Money Market
Fund). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.



The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.



The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.


Portfolio Holdings Information


A description of the Funds' policies and procedures with respect to the disclosure of each of the Fund's portfolio securities holdings is available in the Funds' SAIs. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Funds' top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

                                                               SHAREHOLDER GUIDE

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends


The Funds declare and pay any dividends, to the extent income is available, at least once a year. Cash Reserves Fund, Floating Rate Fund, Money Market Fund, and Principal Preservation Fund each declare dividends on a daily basis and pay them monthly. Intermediate Term Bond Fund, Indexed Bond Fund, Institutional Bond Fund Short-Term Bond Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, Diversified Income Fund and Tax Free Bond Fund declare and pay dividends monthly. Balanced Fund, Income Manager Fund, Convertible Fund and Total Return Fund declare and pay any dividends quarterly. Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.


Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains


The Funds will normally distribute any capital gains to shareholders in December.


How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).


2. Take the dividends in cash and reinvest the capital gains in the same Fund.


3. Take the capital gains in cash and reinvest the dividends in the same Fund.


4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.


5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

SHAREHOLDER GUIDE



7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.


UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings generated by interest received on fixed income securities (particularly earnings generated by an Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.


For individual shareholders, a portion of the dividends received from the Blended Funds and/or International Income Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.



Since many of the stocks in which the Blended Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. It is also not expected that any portion of the distributions by the Income Funds will qualify for the 15% rate. For corporate shareholders, a portion of the dividends received from the Blended Funds may qualify for the corporate dividends received deduction.



The Tax Free Bond Fund may earn taxable income. In addition, dividends earned from tax-exempt securities may be subject to state and local taxes. Any gains from sales of shares of this Fund will generally be taxable.


MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.


If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income

                                                               SHAREHOLDER GUIDE

tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.


However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.


Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

"Tax-Free" Rarely Means "Totally Tax-Free"

- Tax Free Bond Fund (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.

- Tax-exempt dividends may still be subject to state and local taxes.

- Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

- If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

- If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

- Some tax-exempt income may be subject to the alternative minimum tax.

- Capital gains declared in a tax-free Fund are not tax free.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Directors of Eclipse Funds Inc., the Board of Trustees of Eclipse Funds and the Board of Trustees of The MainStay Funds, collectively, the "Board" of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.



New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Ave., New York, NY 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


The Manager has delegated its portfolio management responsibilities for certain Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.


The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, the Funds' Chief Compliance Officer, a portion of whose compensation may be paid by the Funds (Eclipse Funds and Eclipse Funds Inc. only), and all the operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2007, the Funds paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each Fund as follows:


                                                               EFFECTIVE RATE PAID FOR
                                                                  THE PERIOD ENDED
                                                                  OCTOBER 31, 2007
  Balanced Fund                                                         0.72%
  Cash Reserves Fund                                                    0.37%



  Convertible Fund                                                      0.59%
  Diversified Income Fund                                               0.52%



  Floating Rate Fund                                                    0.60%
  Global High Income Fund                                               0.73%



  Government Fund                                                       0.30%
  High Yield Corporate Bond Fund                                        0.56%



  Income Manager Fund                                                   0.57%
  Indexed Bond Fund                                                     0.25%



  Institutional Bond Fund                                               0.22%
  Intermediate Term Bond Fund                                           0.53%



  Money Market Fund                                                     0.35%
  Principal Preservation Fund                                           0.25%



  Short Term Bond Fund                                                  0.42%
  Tax Free Bond Fund                                                    0.43%



  Total Return Fund                                                     0.55%



For information regarding the basis for the Board's approval of the investment advisory contract and subadvisory contracts with respect to those Funds that are series of The MainStay Funds, please refer to each Fund's annual report to shareholders for the fiscal year ended October 31, 2007.



For information regarding the basis for the Board's approval of the investment advisory contract and subadvisory contracts with respect to those Funds that are series of Eclipse Funds and Eclipse Funds Inc., please refer to each Fund's semi-annual report to shareholders for the fiscal period ended April 30, 2007.



Each Fund that is a series of The MainStay Funds, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each of these Funds pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.


The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisors, except to the extent expressly provided in the Management Agreement between the Manager and the Funds.


Pursuant to an agreement with NYLIM, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.

WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2007, NYLIM and its affiliates managed approximately $250 billion in assets.


NYLIM is responsible for the day-to-day portfolio management of the Cash Reserves, Floating Rate, Indexed Bond, Balanced, and Income Manager Funds.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors/Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future sub-advisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the Statement of Additional Information for more information on the Order. The shareholders of The MainStay Funds have approved the use of this Order. Eclipse Funds and Eclipse Funds Inc. covered by this Prospectus may not rely on this Order without first obtaining shareholder approval.

The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund. The shareholders of each Fund have approved the manager-of-managers relationship.


Under the supervision of the Manager, certain Subadvisors are responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds. See your Fund's SAI for a breakdown of fees.



MACKAY SHIELDS LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th St., New York, New York 10019, is the Subadvisor to the Diversified, Global High Income, Government, High Yield Corporate Bond, Intermediate Term Bond, Money Market, Short Term Bond, Tax Free Bond, Convertible and Total Return Funds. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2007, MacKay Shields managed approximately $38 billion in assets.



MCMORGAN & COMPANY LLC ("McMorgan"), One Bush Street, Suite 800, San Francisco, California 94104, is the Subadvisor to the Institutional Bond and Principal Preservation Funds. McMorgan was founded in 1969 and is a wholly-owned subsidiary of New York Life Insurance Company. As of December 31, 2007, the Subadvisor managed approximately $11.9 billion in assets.


PORTFOLIO MANAGERS:

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each

Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

BALANCED FUND--Joan M. Sabella and Tony H. Elavia

CASH RESERVES FUND--Mark C. Boyce and David E. Clement

CONVERTIBLE FUND--Edward Silverstein

DIVERSIFIED INCOME FUND--Gary Goodenough, Joseph Portera and J. Matthew Philo

FLOATING RATE FUND--Robert H. Dial

GLOBAL HIGH INCOME FUND--Joseph Portera, Gary Goodenough and Jeffrey H. Saxon

GOVERNMENT FUND--Joseph Portera and Gary Goodenough

HIGH YIELD CORPORATE BOND--J. Matthew Philo

INCOME MANAGER FUND--Tony H. Elavia, Thomas Girard, Harish Kumar, Anthony R. Malloy and Jonathan Swaney


INDEXED BOND FUND--Thomas Girard and Donald F. Serek


INSTITUTIONAL BOND FUND--Adam Blankman and Joanna Karger

INTERMEDIATE TERM BOND FUND--Gary Goodenough and Joseph Portera

MONEY MARKET FUND--Claude Athaide and Gary Goodenough

PRINCIPAL PRESERVATION FUND--David Bader and Joanna Karger

SHORT TERM BOND FUND - Claude Athaide and Gary Goodenough

TAX FREE BOND FUND--John Fitzgerald and Laurie Walters


TOTAL RETURN FUND--Edmund C. Spelman, Richard A. Rosen, Gary Goodenough, Joseph Portera, Rupal J. Bhansali


PORTFOLIO MANAGER BIOGRAPHIES:


The following section provides biographical information about each of the Fund's portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the applicable SAI.


CLAUDE ATHAIDE PH.D., CFA Mr. Athaide became a manager of the Short Term Bond Fund in April 2001 and the Money Market Fund in July 2000. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995. Mr. Athaide has over nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.


DAVID BADER Mr. Bader manages the MainStay Principal Preservation Fund. He joined McMorgan in 2002, and provided credit analysis, portfolio management and trading for McMorgan's corporate bond investments. Prior to joining McMorgan, he worked as an Associate in Global Corporate and Investment Banking at Bank of America, performing in depth credit analysis within the corporate lending area. Mr. Bader obtained his MBA from the Anderson School at the University of California at Los Angeles. He holds a BS degree in Business Economics and Finance from the University of Arizona.


RUPAL J. BHANSALI Ms. Bhansali became portfolio manager of the Total Return Fund in 2008. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division Product in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the International Equity Division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios from 1995 to 2000. Earlier in her career, Ms. Bhansali worked in various capacities performing investment research and advisory work at Soros Fund Management, Crosby Securities, and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her M.B.A. in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.



ADAM BLANKMAN, CFA Mr. Blankman manages the MainStay Institutional Bond Fund. Mr. Blankman joined McMorgan in 1999, where he has also provided credit research and analysis to support McMorgan's fixed income portfolios. He has over 12 years of experience with fixed income securities and prior to joining McMorgan, worked as an analyst with Standard & Poor's.


MARK C. BOYCE Mr. Boyce serves as portfolio manager of the Cash Reserves Fund. Mr. Boyce has managed the Cash Reserves Fund since December 1999 and the Money Markets Group of New York Life and its subsidiaries since May 1997. He is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. From 1992 to 1997, Mr. Boyce was an Investment Vice President responsible for Structured Finance Investments at New York Life.

DAVID E. CLEMENT, CFA Mr. Clement has managed the Cash Reserves Fund since its inception in January, 1991 and is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.


ROBERT H. DIAL Mr. Dial is a portfolio manager for the Floating Rate Fund. Mr. Dial joined NYLIM in 2001. He is a Managing Director and head of NYLIM's Leveraged Loan Group. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring, distributing, and investing in non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a B.A. from Yale University and an M.B.A. from the University of Chicago.



TONY H. ELAVIA Mr. Elavia is a portfolio manager of the Balanced and Income Manager Funds. He is a Senior Managing Director at NYLIM, and also is Chief Investment Officer of NYLIM Equity Investors Group. With respect to the Income Manager Fund, Mr. Elavia is responsible for overall management of the Fund including the asset allocation decisions. Prior to joining NYLIM in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a PH.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.

JOHN FITZGERALD, CFA Mr. Fitzgerald became a manager of the Tax Free Bond Fund in July 2000. Mr. Fitzgerald is a Director at MacKay Shields. Prior to joining MacKay Shields in 2000, Mr. Fitzgerald was a Vice President and Senior Portfolio Manager with Citigroup Asset Management where he managed tax-exempt fixed income accounts for institutions and high net-worth individuals from August 1999 to May 2000. With more than ten years investment experience, Mr. Fitzgerald was a Vice President and Portfolio Manager at BlackRock Inc. and an Assistant Vice President at TCW Insurance Advisors. Mr. Fitzgerald holds a BS from Fordham University, an MBA from New York University and is a Chartered Financial Analyst.


THOMAS J. GIRARD Mr. Girard serves as portfolio manager of the Income Manager Fund and the Indexed Bond Fund. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined NYLIM in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining NYLIM, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck & Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, asset-backed and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.



GARY GOODENOUGH Mr. Goodenough became a manager of the Government Fund and the Total Return Fund in 2000, the Global High Income Fund in 2003, the Money Market Fund in 2006 and the Diversified Income Fund in 2008. Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.



JOANNA KARGER, MBA Ms. Karger manages the MainStay Principal Preservation Fund and MainStay Institutional Bond Fund. She joined McMorgan in September 2003 and has 16 years of investment experience as a fixed income portfolio manager. As a senior portfolio manager, Ms. Karger's responsibilities include fixed income strategy development and implementation with an emphasis on the securitized sector. Prior to joining McMorgan, Ms. Karger worked at Dresdner RCM global Investors as a Director and Portfolio Manager. A graduate of the Wharton School of Business at the University of Pennsylvania, Ms. Karger holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.



HARISH KUMAR Dr. Kumar is Portfolio Manager for the MainStay Income Manager Fund. Dr. Kumar is a Managing Director and Head of Growth Portfolios at NYLIM's Equity Investors Group, a division of NYLIM. Prior to joining NYLIM in 2005, Dr. Kumar served as a Senior Portfolio Manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 8 years of investment experience.

ANTHONY R. MALLOY Mr. Malloy is a Senior Managing Director at NYLIM and heads the Fixed Income Investors Group. He is a portfolio manager for the Income Manager Fund and oversees the fixed income team that selects the fixed income instruments included in the Fund's portfolio. Mr. Malloy joined NYLIM in 1999 and served as head of NYLIM's Leveraged Loan Group. Prior to joining NYLIM, Mr. Malloy was a Vice President in the loan and debt capital markets groups at J.P. Morgan. Prior to joining J.P. Morgan, Mr. Malloy was a Director and head of risk management in the derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a B.A. in English and Economics from Middlebury College and an M.B.A. in Finance from New York University.


J. MATTHEW PHILO, CFA Mr. Philo has managed the High Yield Corporate Bond Fund since 2001, and the Diversified Income Fund since 2006. Mr. Philo, a Senior Managing Director of MacKay Shields, is Co-head of Fixed Income since 2006 and has managed institutional accounts for MacKay Shields since September 1996. From 1993 to September 1996, Mr. Philo was with Thorsell, Parker Partners as a portfolio manager and partner.



JOSEPH PORTERA Mr. Portera has managed the Diversified Income and Global High Income Funds since inception, the Government Fund since July 2000, and the Intermediate Term Bond Fund and Total Return Fund since 2006. Mr. Portera is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in foreign and domestic bonds. Mr. Portera originally joined MacKay Shields in 1991.



RICHARD A. ROSEN, CFA Mr. Rosen has managed the Total Return Fund since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and Head of the Value Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.


JOAN M. SABELLA Ms. Sabella has been managing the Balanced Fund since its inception in 1989. She has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

JEFFREY H. SAXON Mr. Saxon has managed the Global High Income Fund since 1999. He joined the Fixed Income Division of MacKay Shields in 1999 as a Research Analyst/Associate. He was formerly with Goldman, Sachs & Co. for eight years as a Vice President and previously as an Associate. Prior to that, he was a CMO Analyst at The First Boston Corporation. Mr. Saxon graduated from George Washington University with a BS in International Finance. He has been in the financial services industry since 1986.

DONALD F. SEREK Mr. Serek has been a portfolio manager of the Indexed Bond Fund since October 15, 2004, when he joined NYLIM as a corporate bond specialist. Previously, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. He has also held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups. Mr. Serek received his BBA in Finance and Economics from Temple University in 1990.

EDWARD SILVERSTEIN, CFA Mr. Silverstein has managed the Convertible Fund since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Managing Director at MacKay Shields. Prior to joining MacKay Shields, Mr. Silverstein was a Portfolio Manager at The Bank of New York from 1995 to 1998.


EDMUND C. SPELMAN Mr. Spelman has managed the Total Return Fund since 1991. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.


JONATHAN SWANEY Mr. Swaney became a manager of the Income Manager Fund in February 2008. Mr. Swaney has been an employee of NYLIM since 1997 and is responsible both for managing quantitative equity portfolios and performing research at NYLIM Equity Investors Group. Also within NYLIM, Mr. Swaney has previously worked with the Investment Consulting Group and was a portfolio manager with the Quantitative Strategies unit. Prior to joining NYLIM, Mr. Swaney performed manager research for fund-of-hedge-funds operator Pine Grove Partners and worked on the fixed income desk at The Vanguard Group. Mr. Swaney earned his B.A. in Political Science from The College of William & Mary.

LAURIE WALTERS, CFA Ms. Walters became a manager of the Tax Free Bond Fund in July 2000. Ms. Walters joined MacKay Shields in 1997 and became an Associate Director in 2001 and is currently a Director. Prior to joining MacKay Shields, Ms. Walters was a Mortgage Trader at Bear Stearns & Company from September 1994 to February 1995 and with Nomura Securities International from 1987 to 1994. Prior to this, she was an investment banking analyst at PaineWebber, Inc. Ms. Walters has 14 years of investment management and research experience.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).



THE MAINSTAY FUNDS



The information for all Funds that are series of The MainStay Funds (except Institutional Bond Fund and Principal Preservation Fund) for the years ended October 31, 2007, 2006, 2005 and 2004, has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request. For all prior periods ended on or before October 31, 2003, the information provided was audited by another auditor.



With respect to Institutional Bond Fund and Principal Preservation Fund, the financial highlights reflect the historical financial highlights of the McMorgan Intermediate Fixed Income Fund and McMorgan Principal Preservation Fund (the "McMorgan Funds"), which were reorganized into the Funds on November 27, 2007. Upon completion of the reorganizations, the Class I shares of the Principal Preservation Fund and the Institutional Bond Fund assumed the performance, financial, and other historical information of the McMorgan Principal Preservation Fund and McMorgan Intermediate Fixed Income Fund, respectively. This information for the fiscal periods ended June 30, 2003 through October 31, 2007 has been audited by Tait, Weller & Baker LLP, whose report, along with the Funds' financial statements (when they were the McMorgan Funds), are included in the annual report of the McMorgan Funds, which is available upon request.



ECLIPSE FUNDS AND ECLIPSE FUNDS INC.



The information for all Funds that are series of Eclipse Funds and Eclipse Funds Inc. has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                            FINANCIAL HIGHLIGHTS

CASH RESERVES FUND
(A SERIES OF ECLIPSE FUNDS INC.)

(Selected per share data and ratios)



                                                                                        Class I
                                                          -------------------------------------------------------------------
                                                                                Year ended October 31,
                                                          -------------------------------------------------------------------
                                                            2007             2006          2005          2004          2003
                                                          --------         --------      --------      --------      --------
  Net asset value at beginning of year..................  $   1.00         $   1.00      $   1.00      $   1.00      $   1.00
                                                          --------         --------      --------      --------      --------
  Net investment income.................................      0.05             0.04          0.02          0.01          0.01
  Net realized and unrealized gain (loss) on
   investments..........................................     (0.00)(a)           --         (0.00)(a)      0.00(a)       0.00(a)
                                                          --------         --------      --------      --------      --------
  Total from investment operations......................      0.05             0.04          0.02          0.01          0.01
                                                          --------         --------      --------      --------      --------
  Less dividends and distributions:
   From net investment income...........................     (0.05)           (0.04)        (0.02)        (0.01)        (0.01)
   From net realized gain on investments................        --               --            --         (0.00)(a)     (0.00)(a)
                                                          --------         --------      --------      --------      --------
  Total dividends and distributions.....................     (0.05)           (0.04)        (0.02)        (0.01)        (0.01)
                                                          --------         --------      --------      --------      --------
  Net asset value at end of year........................  $   1.00         $   1.00      $   1.00      $   1.00      $   1.00
                                                          ========         ========      ========      ========      ========
  Total investment return...............................      4.93%            4.39%         2.42%         0.77%         0.83%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income..............................      4.82%            4.32%         2.40%         0.77%         0.84%
     Net expenses.......................................      0.50%            0.50%         0.50%         0.50%         0.50%
     Expenses (before waiver)...........................      0.57%            0.54%         0.59%         0.60%         0.60%
  Net assets at end of year (in 000's)..................  $350,717         $253,013      $232,187      $246,542      $221,058



-------

(a)  Less than one cent per share.

FINANCIAL HIGHLIGHTS

DIVERSIFIED INCOME FUND

(A SERIES OF THE MAINSTAY FUNDS)
(SELECTED PER SHARE DATA AND RATIOS)



                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                   Year                                2003*             Year
                                                             ended October 31,                        through           ended
                                             -------------------------------------------------      October 31,      December 31,
                                              2007            2006         2005         2004           2003              2002
                                             -------         -------      -------      -------      -----------      ------------
  Net asset value at beginning of period...  $  8.91         $  8.81      $  9.01      $  8.77        $  7.97          $  8.22
                                             -------         -------      -------      -------        -------          -------
  Net investment income (a)................     0.45            0.40         0.39         0.40           0.39             0.55
  Net realized and unrealized gain (loss)
   on investments..........................     0.21            0.18        (0.24)        0.37           0.86            (0.03)
  Net realized and unrealized gain (loss)
   on foreign currency transactions........    (0.04)          (0.01)        0.04        (0.05)          0.01            (0.15)
                                             -------         -------      -------      -------        -------          -------
  Total from investment operations.........     0.62            0.57         0.19         0.72           1.26             0.37
                                             -------         -------      -------      -------        -------          -------
  Less dividends and distributions:
   From net investment income..............    (0.51)          (0.47)       (0.39)       (0.48)         (0.38)           (0.46)
   Return of capital.......................       --              --           --           --          (0.08)           (0.16)
                                             -------         -------      -------      -------        -------          -------
  Total dividends and distributions........    (0.51)          (0.47)       (0.39)       (0.48)         (0.46)           (0.62)
                                             -------         -------      -------      -------        -------          -------
  Net asset value at end of period.........  $  9.02         $  8.91      $  8.81      $  9.01        $  8.77          $  7.97
                                             =======         =======      =======      =======        =======          =======
  Total investment return (b)..............     7.14%           6.67%        2.11%        8.44%         16.22%(c)         4.78%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.................     5.01%           4.60%        4.32%        4.48%          5.59%+           6.95%
     Net expenses..........................     1.30%           1.30%        1.34%        1.41%          1.46%+           1.49%
     Expenses (before waiver)..............     1.39%           1.46%        1.40%        1.41%          1.46%+           1.49%
  Portfolio turnover rate..................       64%             87%(d)      105%          84%            80%              84%
  Net assets at end of period (in 000's)...  $68,637         $65,566      $40,076      $37,179        $31,042          $18,297



                                                                                   Class C
                                             ------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*             Year
                                                          Year ended October 31,                      through           ended
                                             -------------------------------------------------      October 31,      December 31,
                                              2007            2006         2005         2004           2003              2002
                                             -------         -------      -------      -------      -----------      ------------
  Net asset value at beginning of period...  $  8.89         $  8.78      $  8.99      $  8.75        $  7.95           $ 8.20
                                             -------         -------      -------      -------        -------           ------
  Net investment income (a)................     0.38            0.34         0.32         0.33           0.34             0.49
  Net realized and unrealized gain (loss)
   on investments..........................     0.20            0.18        (0.25)        0.39           0.86            (0.03)
  Net realized and unrealized gain (loss)
   on foreign currency transactions........    (0.04)          (0.01)        0.04        (0.06)          0.01            (0.15)
                                             -------         -------      -------      -------        -------           ------
  Total from investment operations.........     0.54            0.51         0.11         0.66           1.21             0.31
                                             -------         -------      -------      -------        -------           ------
  Less dividends and distributions:
   From net investment income..............    (0.44)          (0.40)       (0.32)       (0.42)         (0.34)           (0.42)
   Return of capital.......................       --              --           --           --          (0.07)           (0.14)
                                             -------         -------      -------      -------        -------           ------
  Total dividends and distributions........    (0.44)          (0.40)       (0.32)       (0.42)         (0.41)           (0.56)
                                             -------         -------      -------      -------        -------           ------
  Net asset value at end of period.........  $  8.99         $  8.89      $  8.78      $  8.99        $  8.75           $ 7.95
                                             =======         =======      =======      =======        =======           ======
  Total investment return (b)..............     6.23%           6.01%        1.23%        7.68%         15.55%(c)         3.99%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.................     4.26%           3.85%        3.57%        3.73%          4.84%+           6.20%
     Net expenses..........................     2.05%           2.05%        2.09%        2.16%          2.21%+           2.24%
     Expenses (before waiver)..............     2.13%           2.21%        2.15%        2.16%          2.21%+           2.24%
  Portfolio turnover rate..................       64%             87%(d)      105%          84%            80%              84%
  Net assets at end of period (in 000's)...  $12,081         $12,355      $14,004      $14,449        $10,573           $5,967



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls for the year ended October 31, 2006 is 66%.

                                                            FINANCIAL HIGHLIGHTS

                                                         DIVERSIFIED INCOME FUND


                                               Class B
  -------------------------------------------------------------------------------------------------
                                                                   January 1,
                                                                      2003*
                                                                     through
                                                                   Year ended              Year
                                                                                          ended
                     Year ended October 31,
      ----------------------------------------------------         October 31,
       2007         2006            2005            2004              2003             December 31,
      -------      -------         -------         -------         -----------             2002
      $  8.89      $  8.78         $  8.99         $  8.75           $  7.95             $  8.20
      -------      -------         -------         -------           -------             -------
         0.38         0.34            0.32            0.33              0.34                0.49
         0.20         0.18           (0.25)           0.39              0.86               (0.03)
        (0.04)       (0.01)           0.04           (0.06)             0.01               (0.15)
      -------      -------         -------         -------           -------             -------
         0.54         0.51            0.11            0.66              1.21                0.31
      -------      -------         -------         -------           -------             -------
        (0.44)       (0.40)          (0.32)          (0.42)            (0.34)              (0.42)
           --           --              --              --             (0.07)              (0.14)
      -------      -------         -------         -------           -------             -------
        (0.44)       (0.40)          (0.32)          (0.42)            (0.41)              (0.56)
      -------      -------         -------         -------           -------             -------
      $  8.99      $  8.89         $  8.78         $  8.99           $  8.75             $  7.95
      =======      =======         =======         =======           =======             =======
         6.23%        6.01%           1.23%           7.68%            15.55%(c)            3.99%
         4.26%        3.85%           3.57%           3.73%             4.84%+              6.20%
         2.05%        2.05%           2.09%           2.16%             2.21%+              2.24%
         2.13%        2.21%           2.15%           2.16%             2.21%+              2.24%
           64%          87%(d)         105%             84%               80%                 84%
      $28,069      $34,148         $71,515         $77,933           $73,799             $55,842


                                    Class I
  ---------------------------------------------------------------------------
                                                                  January 2,
                                                                    2004**
                    Year ended October 31,                          through
      ---------------------------------------------------         October 31,
         2007                2006                2005                2004
      -----------         -----------         -----------         -----------
        $ 8.91              $ 8.81              $ 9.02              $ 8.96
        ------              ------              ------              ------
          0.48                0.43                0.42                0.33
          0.21                0.18               (0.25)               0.16
        ------              ------              ------              ------
         (0.04)              (0.01)               0.04               (0.02)
        ------              ------              ------              ------
          0.65                0.60                0.21                0.47
         (0.54)              (0.50)              (0.42)              (0.41)
            --                  --                  --                  --
        ------              ------              ------              ------
         (0.54)              (0.50)              (0.42)              (0.41)
        ------              ------              ------              ------
        $ 9.02              $ 8.91              $ 8.81              $ 9.02
        ======              ======              ======              ======
          7.50%               7.09%               2.32%               5.44%(c)
          5.37%               4.94%               4.69%               4.77%+
          0.96%               0.96%               0.97%               1.12%+
          1.04%               1.12%               1.03%               1.12%+
            64%                 87%(d)            1.05%                 84%
        $  262              $  199              $  232              $   72


  ---


FINANCIAL HIGHLIGHTS

FLOATING RATE FUND
(A SERIES OF ECLIPSE FUNDS INC.)
(Selected per share data and ratios)


                                                                                           Class A
                                                                    -----------------------------------------------------
                                                                                                                May 3,
                                                                                                                 2004*
                                                                           Year ended October 31,               through
                                                                    ------------------------------------      October 31,
                                                                      2007          2006          2005           2004
                                                                    --------      --------      --------      -----------
  Net asset value at beginning of period......................      $   9.93      $   9.99      $  10.03       $  10.00
                                                                    --------      --------      --------       --------
  Net investment income.......................................          0.62          0.59          0.40(a)        0.14(a)
  Net realized and unrealized gain (loss) on investments......         (0.28)        (0.06)        (0.03)          0.04
                                                                    --------      --------      --------       --------
  Total from investment operations............................          0.34          0.53          0.37           0.18
                                                                    --------      --------      --------       --------
  Less dividends:
  From net investment income..................................         (0.62)        (0.59)        (0.41)         (0.15)
                                                                    --------      --------      --------       --------
  Redemption fee..............................................          0.00(b)       0.00(b)       0.00(b)        0.00(b)
                                                                    --------      --------      --------       --------
  Net asset value at end of period............................      $   9.65      $   9.93      $   9.99       $  10.03
                                                                    ========      ========      ========       ========
  Total investment return (c).................................          3.65%         5.34%         3.72%          1.79%(d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................          6.34%         5.95%         4.11%          2.83%+
     Net expenses.............................................          1.01%         1.00%         1.04%          1.07%+
  Portfolio turnover rate.....................................            29%            8%           13%             3%
  Net assets at end of period (in 000's)......................      $631,749      $692,411      $505,726       $254,969



                                                                                           Class C
                                                                    -----------------------------------------------------
                                                                                                                May 3,
                                                                                                                 2004*
                                                                           Year ended October 31,               through
                                                                    ------------------------------------      October 31,
                                                                      2007          2006          2005           2004
                                                                    --------      --------      --------      -----------
  Net asset value at beginning of period......................      $   9.93      $   9.99      $  10.03        $ 10.00
                                                                    --------      --------      --------        -------
  Net investment income.......................................          0.55          0.51          0.33(a)        0.10(a)
  Net realized and unrealized gain (loss) on investments......         (0.28)        (0.06)        (0.04)          0.04
                                                                    --------      --------      --------        -------
  Total from investment operations............................          0.27          0.45          0.29           0.14
                                                                    --------      --------      --------        -------
  Less dividends:
  From net investment income..................................         (0.55)        (0.51)        (0.33)         (0.11)
                                                                    --------      --------      --------        -------
  Redemption fee..............................................          0.00(b)       0.00(b)       0.00(b)        0.00(b)
                                                                    --------      --------      --------        -------
  Net asset value at end of period............................      $   9.65      $   9.93      $   9.99        $ 10.03
                                                                    ========      ========      ========        =======
  Total investment return (c).................................          2.88%         4.66%         2.94%          1.41%(d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................          5.59%         5.20%         3.36%          2.08%+
     Net expenses.............................................          1.76%         1.75%         1.79%          1.82%+
  Portfolio turnover rate.....................................            29%            8%           13%             3%
  Net assets at end of period (in 000's)......................      $232,130      $242,469      $168,021        $85,807



-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                              FLOATING RATE FUND


                                                  Class B
           --------------------------------------------------------------------------------------
                                                                                        May 3,
                                                                                         2004*
                            Year ended October 31,                                      through
           ---------------------------------------------------------                  October 31,
            2007                     2006                     2005                       2004
           -------                  -------                  -------                  -----------
           $  9.93                  $  9.99                  $ 10.03                    $ 10.00
           -------                  -------                  -------                    -------
              0.55                     0.51                     0.33(a)                    0.10(a)
             (0.28)                   (0.06)                   (0.04)                      0.04
           -------                  -------                  -------                    -------
              0.27                     0.45                     0.29                       0.14
           -------                  -------                  -------                    -------
             (0.55)                   (0.51)                   (0.33)                     (0.11)
           -------                  -------                  -------                    -------
              0.00(b)                  0.00(b)                  0.00(b)                    0.00(b)
           -------                  -------                  -------                    -------
           $  9.65                  $  9.93                  $  9.99                    $ 10.03
           =======                  =======                  =======                    =======
              2.88%                    4.66%                    2.95%                      1.41%(d)
              5.59%                    5.20%                    3.36%                      2.08%+
              1.76%                    1.75%                    1.79%                      1.82%+
                29%                       8%                      13%                         3%
           $47,141                  $53,466                  $62,196                    $38,233



                                                  Class I
           -------------------------------------------------------------------------------------
                                                                                       May 3,
                                                                                        2004*
                            Year ended October 31,                                     through
           --------------------------------------------------------                  October 31,
            2007                     2006                     2005                      2004
           -------                  -------                  ------                  -----------
           $  9.93                  $  9.99                  $10.03                    $10.00
           -------                  -------                  ------                    ------
              0.66                     0.61                    0.43(a)                   0.15(a)
             (0.28)                   (0.06)                  (0.04)                     0.04
           -------                  -------                  ------                    ------
              0.38                     0.55                    0.39                      0.19
           -------                  -------                  ------                    ------
             (0.66)                   (0.61)                  (0.43)                    (0.16)
           -------                  -------                  ------                    ------
              0.00(b)                  0.00(b)                 0.00(b)                   0.00(b)
           -------                  -------                  ------                    ------
           $  9.65                  $  9.93                  $ 9.99                    $10.03
           =======                  =======                  ======                    ======
              3.89%                    5.71%                   3.98%                     1.92%(d)
              6.68%                    6.20%                   4.36%                     3.08%+
              0.67%                    0.75%                   0.79%                     0.82%+
                29%                       8%                     13%                        3%
           $61,992                  $47,743                  $9,284                    $2,298

FINANCIAL HIGHLIGHTS


GOVERNMENT FUND
(A SERIES OF THE MAINSTAY FUNDS)
(SELECTED PER SHARE DATA AND RATIOS)



                                                                             Class A
                                  ----------------------------------------------------------------------------------------------
                                                                                                January 1,
                                                                                                   2003*
                                                  Year ended October 31,                          through            Year ended
                                  -------------------------------------------------------       October 31,         December 31,
                                    2007             2006            2005          2004            2003                 2002
                                  --------         --------         -------       -------       -----------         ------------
  Net asset value at beginning
   of period....................  $   8.19         $   8.18         $  8.40       $  8.42         $  8.67             $  8.25
                                  --------         --------         -------       -------         -------             -------
  Net investment income.........      0.34(a)          0.33(a)         0.26          0.25            0.20                0.32
  Net realized and unrealized
   gain (loss) on investments...      0.03             0.01           (0.21)         0.05           (0.16)               0.47
                                  --------         --------         -------       -------         -------             -------
  Total from investment
   operations...................      0.37             0.34            0.05          0.30            0.04                0.79
                                  --------         --------         -------       -------         -------             -------
  Less dividends and
   distributions:
   From net investment income...     (0.35)           (0.33)          (0.27)        (0.28)          (0.29)              (0.37)
   Return of capital............        --               --              --         (0.04)             --                  --
                                  --------         --------         -------       -------         -------             -------
  Total dividends and
   distributions................     (0.35)           (0.33)          (0.27)        (0.32)          (0.29)              (0.37)
                                  --------         --------         -------       -------         -------             -------
  Net asset value at end of
   period.......................  $   8.21         $   8.19         $  8.18       $  8.40         $  8.42             $  8.67
                                  ========         ========         =======       =======         =======             =======
  Total investment return (b)...      4.67%            4.26%           0.59%         3.60%           0.50%(c)            9.75%
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income......      4.16%            4.04%           3.09%         2.96%           2.85%+              3.76%
     Net expenses...............      1.05%            1.05%           1.05%         1.25%           1.25%+              1.19%
     Expenses (before
      waiver/reimbursement).....      1.35%            1.34%           1.34%         1.27%           1.25%+              1.19%
  Portfolio turnover rate.......        11%              83%(d)         164%(d)       110%             99%                117%
  Net assets at end of period
   (in 000's)...................  $227,896         $239,392         $76,816       $86,516         $99,852             $92,581



                                                                          Class C
                                  ----------------------------------------------------------------------------------------
                                                                                          January 1,
                                                                                             2003*
                                               Year ended October 31,                       through            Year ended
                                  -------------------------------------------------       October 31,         December 31,
                                   2007           2006           2005         2004           2003                 2002
                                  ------         ------         ------       ------       -----------         ------------
  Net asset value at beginning
   of period....................  $ 8.18         $ 8.17         $ 8.39       $ 8.40         $  8.66             $  8.24
                                  ------         ------         ------       ------         -------             -------
  Net investment income.........    0.28(a)        0.26(a)        0.20         0.17            0.14                0.26
  Net realized and unrealized
   gain (loss) on investments...    0.03           0.02          (0.21)        0.07           (0.16)               0.46
                                  ------         ------         ------       ------         -------             -------
  Total from investment
   operations...................    0.31           0.28          (0.01)        0.24           (0.02)               0.72
                                  ------         ------         ------       ------         -------             -------
  Less dividends and
   distributions:
   From net investment income...   (0.29)         (0.27)         (0.21)       (0.21)          (0.24)              (0.30)
   Return of capital............      --             --             --        (0.04)             --                  --
                                  ------         ------         ------       ------         -------             -------
  Total dividends and
   distributions................   (0.29)         (0.27)         (0.21)       (0.25)          (0.24)              (0.30)
                                  ------         ------         ------       ------         -------             -------
  Net asset value at end of
   period.......................  $ 8.20         $ 8.18         $ 8.17       $ 8.39         $  8.40             $  8.66
                                  ======         ======         ======       ======         =======             =======
  Total investment return (b)...    3.89%          3.48%         (0.17%)       2.92%          (0.25%)(c)           8.94%
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income......    3.41%          3.29%          2.34%        2.21%           2.10%+              3.01%
     Net expenses...............    1.80%          1.80%          1.80%        2.00%           2.00%+              1.94%
     Expenses (before
      waiver/reimbursement).....    2.10%          2.09%          2.09%        2.02%           2.00%+              1.94%
  Portfolio turnover rate.......      11%            83%(d)        164%(d)      110%             99%                117%
  Net assets at end of period
   (in 000's)...................  $7,621         $5,684         $7,772       $8,620         $12,385             $17,940



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls is 32% and 31% for the years ended October 31, 2006
     and October 31, 2005, respectively.

                                                            FINANCIAL HIGHLIGHTS

                                                                 GOVERNMENT FUND


                                           Class B
  ------------------------------------------------------------------------------------------
                                                               January 1,
                                                                  2003*
                  Year ended October 31,                         through         Year ended
  -------------------------------------------------------      October 31,      December 31,
       2007            2006          2005          2004           2003              2002
      -------         -------      --------      --------      -----------      ------------
      $  8.19         $  8.17      $   8.39      $   8.40       $   8.66          $   8.24
      -------         -------      --------      --------       --------          --------
         0.28(a)         0.26(a)       0.20          0.17           0.14              0.26
         0.02            0.03         (0.21)         0.07          (0.16)             0.46
      -------         -------      --------      --------       --------          --------
         0.30            0.29         (0.01)         0.24          (0.02)             0.72
      -------         -------      --------      --------       --------          --------
        (0.29)          (0.27)        (0.21)        (0.21)         (0.24)            (0.30)
           --              --            --         (0.04)            --                --
      -------         -------      --------      --------       --------          --------
        (0.29)          (0.27)        (0.21)        (0.25)         (0.24)            (0.30)
      -------         -------      --------      --------       --------          --------
      $  8.20         $  8.19      $   8.17      $   8.39       $   8.40          $   8.66
      =======         =======      ========      ========       ========          ========
         3.77%           3.60%        (0.17%)        2.92%         (0.25%)(c)         8.94%
         3.41%           3.29%         2.34%         2.21%          2.10%+            3.01%
         1.80%           1.80%         1.80%         2.00%          2.00%+            1.94%
         2.10%           2.09%         2.09%         2.02%          2.00%+            1.94%
           11%             83%(d)       164%(d)       110%            99%              117%
      $50,123         $64,246      $274,566      $333,884       $408,180          $477,341



                        Class I
  ---------------------------------------------------
                                          January 2,
                                            2004**
          Year ended October 31,            through
      ------------------------------      October 31,
       2007        2006        2005          2004
      ------      ------      ------      -----------
      $ 8.24      $ 8.21      $ 8.41        $ 8.44
      ------      ------      ------        ------
        0.40(a)     0.35(a)     0.37          0.29
        0.02        0.03       (0.28)        (0.04)
      ------      ------      ------        ------
        0.42        0.38        0.09          0.25
      ------      ------      ------        ------
       (0.40)      (0.35)      (0.29)        (0.28)
          --          --          --            --
      ------      ------      ------        ------
       (0.40)      (0.35)      (0.29)        (0.28)
      ------      ------      ------        ------
      $ 8.26      $ 8.24      $ 8.21        $ 8.41
      ======      ======      ======        ======
        5.31%       4.78%       1.08%         2.99%(c)
        4.84%       4.52%       3.47%         3.34%+
        0.42%       0.57%       0.67%         0.87%+
        1.00%       0.86%       0.96%         0.89%+
          11%         83%(d)     164%(d)       110%
      $    7      $    1      $   16        $   26

FINANCIAL HIGHLIGHTS


HIGH YIELD CORPORATE BOND FUND
(A SERIES OF THE MAINSTAY FUNDS)
(SELECTED PER SHARE DATA AND RATIOS)



                                                                            Class A
                               --------------------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*             Year
                                                   Year ended October 31,                             through           ended
                               ---------------------------------------------------------------      October 31,      December 31,
                                  2007                2006             2005            2004            2003              2002
                               ----------          ----------       ----------      ----------      -----------      ------------
  Net asset value at
   beginning of period.......  $     6.33          $     6.22       $     6.32      $     6.05      $     4.95         $   5.56
                               ----------          ----------       ----------      ----------      ----------         --------
  Net investment income......        0.45(a)             0.42(a)          0.45            0.46(a)         0.39             0.51
  Net realized and unrealized
   gain (loss) on
   investments...............        0.01                0.15(e)         (0.09)           0.25            1.12            (0.54)
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions.....        0.00(b)            (0.00)(b)         0.00(b)         0.02            0.00(b)         (0.02)
                               ----------          ----------       ----------      ----------      ----------         --------
  Total from investment
   operations................        0.46                0.57             0.36            0.73            1.51            (0.05)
                               ----------          ----------       ----------      ----------      ----------         --------
  Less dividends and
   distributions:
   From net investment
     income..................       (0.44)              (0.41)           (0.46)          (0.46)          (0.40)           (0.51)
   Return of capital.........          --               (0.05)              --              --           (0.01)           (0.05)
                               ----------          ----------       ----------      ----------      ----------         --------
  Total dividends and
   distributions.............       (0.44)              (0.46)           (0.46)          (0.46)          (0.41)           (0.56)
                               ----------          ----------       ----------      ----------      ----------         --------
  Redemption fee (a).........        0.00(b)             0.00(b)          0.00(b)         0.00(b)           --               --
                               ----------          ----------       ----------      ----------      ----------         --------
  Net asset value at end of
   period....................  $     6.35          $     6.33       $     6.22      $     6.32      $     6.05         $   4.95
                               ==========          ==========       ==========      ==========      ==========         ========
  Total investment return
   (c).......................        7.41%               9.58%(d)(e)       5.86%         12.53%          31.57%(f)        (0.78%)
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income...        6.95%               6.77%            7.10%           7.44%           8.43%+           9.63%
     Net expenses............        1.04%               1.06%            1.02%           1.01%           1.01%+           1.07%
     Expenses (before
      reimbursement).........        1.04%               1.07%(d)         1.02%           1.01%           1.01%+           1.08%
  Portfolio turnover rate....          49%                 58%              35%             41%             47%              50%
  Net assets at end of period
   (in 000's)................  $2,887,965          $2,806,800       $1,381,080      $1,279,164      $1,265,856         $850,899



                                                                           Class C
                                  ------------------------------------------------------------------------------------------
                                                                                               January 1,
                                                                                                  2003*             Year
                                                  Year ended October 31,                         through           ended
                                  -------------------------------------------------------      October 31,      December 31,
                                    2007              2006           2005          2004           2003              2002
                                  --------          --------       --------      --------      -----------      ------------
  Net asset value at beginning
   of period....................  $   6.30          $   6.19       $   6.30      $   6.04       $   4.94          $   5.55
                                  --------          --------       --------      --------       --------          --------
  Net investment income.........      0.40(a)           0.38(a)        0.40          0.42(a)        0.36              0.46
  Net realized and unrealized
   gain (loss) on investments...      0.00(b)           0.15(e)       (0.09)         0.24           1.12             (0.53)
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions........      0.00(b)          (0.00)(b)       0.00(b)       0.02           0.00(b)          (0.02)
                                  --------          --------       --------      --------       --------          --------
  Total from investment
   operations...................      0.40              0.53           0.31          0.68           1.48             (0.09)
                                  --------          --------       --------      --------       --------          --------
  Less dividends and
   distributions:
   From net investment income...     (0.39)            (0.37)         (0.42)        (0.42)         (0.38)            (0.48)
   Return of capital............        --             (0.05)            --            --          (0.00)(b)         (0.04)
                                  --------          --------       --------      --------       --------          --------
  Total dividends and
   distributions................     (0.39)            (0.42)         (0.42)        (0.42)         (0.38)            (0.52)
                                  --------          --------       --------      --------       --------          --------
  Redemption fee (a)............      0.00(b)           0.00(b)        0.00(b)       0.00(b)          --                --
                                  --------          --------       --------      --------       --------          --------
  Net asset value at end of
   period.......................  $   6.31          $   6.30       $   6.19      $   6.30       $   6.04          $   4.94
                                  ========          ========       ========      ========       ========          ========
  Total investment return (c)...      6.63%             8.91%(d)(e)     5.04%       11.65%         30.82%(f)         (1.53%)
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income......      6.20%             6.02%          6.35%         6.69%          7.68%+            8.88%
     Net expenses...............      1.79%             1.81%          1.77%         1.76%          1.76%+            1.82%
     Expenses (before
      reimbursement)............      1.79%             1.82%(d)       1.77%         1.76%          1.76%+            1.83%
  Portfolio turnover rate.......        49%               58%            35%           41%            47%               50%
  Net assets at end of period
   (in 000's)...................  $422,348          $421,855       $401,923      $419,496       $422,392          $236,791



-------

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                  HIGH YIELD CORPORATE BOND FUND


                                                    Class B
       --------------------------------------------------------------------------------------------------
                                                                            January 1,
                                                                               2003*             Year
                           Year ended October 31,                             through           ended
       ---------------------------------------------------------------      October 31,      December 31,
         2007               2006               2005            2004            2003              2002
       --------          ----------         ----------      ----------      -----------      ------------
       $   6.30          $     6.19         $     6.30      $     6.04      $     4.94        $     5.55
       --------          ----------         ----------      ----------      ----------        ----------
           0.40(a)             0.38(a)            0.40            0.42(a)         0.36              0.46
           0.00(b)             0.15(e)           (0.08)           0.24            1.12             (0.53)
           0.00(b)            (0.00)(b)           0.00(b)         0.02            0.00(b)          (0.02)
       --------          ----------         ----------      ----------      ----------        ----------
           0.40                0.53               0.32            0.68            1.48             (0.09)
       --------          ----------         ----------      ----------      ----------        ----------
          (0.39)              (0.37)             (0.43)          (0.42)          (0.38)            (0.48)
             --               (0.05)                --              --           (0.00)(b)         (0.04)
       --------          ----------         ----------      ----------      ----------        ----------
          (0.39)              (0.42)             (0.43)          (0.42)          (0.38)            (0.52)
       --------          ----------         ----------      ----------      ----------        ----------
           0.00(b)             0.00(b)            0.00(b)         0.00(b)           --                --
       --------          ----------         ----------      ----------      ----------        ----------
       $   6.31          $     6.30         $     6.19      $     6.30      $     6.04        $     4.94
       ========          ==========         ==========      ==========      ==========        ==========
           6.46%               8.92%(d)(e)        5.04%          11.65%          30.82%(f)         (1.53%)
           6.19%               6.02%              6.35%           6.69%           7.68%+            8.88%
           1.79%               1.81%              1.77%           1.76%           1.76%+            1.82%
           1.79%               1.82%(d)           1.77%           1.76%           1.76%+            1.83%
             49%                 58%                35%             41%             47%               50%
       $811,937          $1,067,018         $2,486,331      $2,814,176      $2,876,134        $2,211,253



                             Class I
  --------------------------------------------------------------
                                                     January 2,
                                                       2004**
               Year ended October 31,                  through
      -----------------------------------------      October 31,
        2007             2006            2005           2004
      --------         --------         -------      -----------
      $   6.34         $   6.22         $  6.32        $  6.24
      --------         --------         -------        -------
          0.47(a)          0.44(a)         0.48           0.41(a)
          0.00(b)          0.16           (0.10)          0.07
          0.00(b)         (0.00)(b)        0.00(b)        0.00(b)
      --------         --------         -------        -------
          0.47             0.60            0.38           0.48
      --------         --------         -------        -------
         (0.46)           (0.43)          (0.48)         (0.40)
            --            (0.05)             --             --
      --------         --------         -------        -------
         (0.46)           (0.48)          (0.48)         (0.40)
      --------         --------         -------        -------
          0.00(b)          0.00(b)         0.00(b)        0.00(b)
      --------         --------         -------        -------
      $   6.35         $   6.34         $  6.22        $  6.32
      ========         ========         =======        =======
          7.49%           10.02%(d)(e)     6.12%          7.97%(f)
          7.26%            7.03%           7.31%          7.79%+
          0.79%            0.80%           0.81%          0.66%+
          0.79%            0.81%           0.81%          0.66%+
            49%              58%             35%            41%
      $440,002         $117,032         $68,659        $22,868

FINANCIAL HIGHLIGHTS

INDEXED BOND FUND
(A SERIES OF ECLIPSE FUNDS INC.)
(Selected per share data and ratios)

                                                                 Class A                                   Class I
                                            --------------------------------------------------      ----------------------
                                                                                   January 2,
                                                                                      2004*
                                                 Year ended October 31,              through        Year ended October 31,
                                            ---------------------------------      October 31,      ----------------------
                                             2007         2006         2005           2004            2007          2006
                                            -------      -------      -------      -----------      --------      --------
  Net asset value at beginning of
   period................................   $ 10.69      $ 10.68      $ 11.07        $ 10.95        $  10.69      $  10.69
                                            -------      -------      -------        -------        --------      --------
  Net investment income..................      0.47         0.44         0.36           0.33            0.51          0.48
  Net realized and unrealized gain (loss)
   on investments........................      0.02         0.01        (0.32)          0.13            0.02          0.00(a)
                                            -------      -------      -------        -------        --------      --------
  Total from investment operations.......      0.49         0.45         0.04           0.46            0.53          0.48
                                            -------      -------      -------        -------        --------      --------
  Less dividends:
   From net investment income............     (0.48)       (0.44)       (0.43)         (0.34)          (0.52)        (0.48)
                                            -------      -------      -------        -------        --------      --------
  Net asset value at end of period.......   $ 10.70      $ 10.69      $ 10.68        $ 11.07        $  10.70      $  10.69
                                            =======      =======      =======        =======        ========      ========
  Total investment return (b)............      4.66%        4.29%        0.39%          3.65%(c)        5.07%         4.60%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income...............      4.40%        4.10%        3.45%          3.16%+          4.79%         4.49%
     Net expenses........................      0.82%        0.82%        0.80%          0.78%+          0.43%         0.43%
     Expenses (before
      waiver/reimbursement)..............      0.93%        0.86%        0.98%          0.94%+          0.53%         0.47%
  Portfolio turnover rate................       121%(d)      105%(d)      156%(d)        104%            121%(d)       105%(d)
  Net assets at end of period (in
   000's)................................   $57,604      $51,941      $64,351        $48,062        $398,047      $328,259

                                                         Class I
                                           ------------------------------------

                                                Year ended October 31,
                                           ------------------------------------
                                             2005          2004          2003
                                           --------      --------      --------
  Net asset value at beginning of
   period................................  $  11.07      $  10.89      $  10.86
                                           --------      --------      --------
  Net investment income..................      0.40          0.34          0.39
  Net realized and unrealized gain (loss)
   on investments........................     (0.31)         0.19          0.04
                                           --------      --------      --------
  Total from investment operations.......      0.09          0.53          0.43
                                           --------      --------      --------
  Less dividends:
   From net investment income............     (0.47)        (0.35)        (0.40)
                                           --------      --------      --------
  Net asset value at end of period.......  $  10.69      $  11.07      $  10.89
                                           ========      ========      ========
  Total investment return (b)............      0.82%         5.01%         3.97%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income...............      3.79%         3.43%         3.39%
     Net expenses........................      0.46%         0.50%         0.50%
     Expenses (before
      waiver/reimbursement)..............      0.64%         0.66%         0.68%
  Portfolio turnover rate................       156%(d)       104%          110%
  Net assets at end of period (in
   000's)................................  $265,096      $208,208      $184,051



-------

 *   Commencement of operations.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls is 116%, 85% and 62% for the years ended October 31,
     2007, October 31, 2006, and October 31, 2005, respectively.

                                                            FINANCIAL HIGHLIGHTS

INSTITUTIONAL BOND FUND
(A SERIES OF THE MAINSTAY FUNDS)
(Selected per share data and ratios)


                                                                                     Class I
                                                ---------------------------------------------------------------------------------
                                                 June 30,
                                                   2007
                                                  through                              Year ended June 30,
                                                October 31,      ----------------------------------------------------------------
                                                   2007*           2007          2006          2005          2004          2003
                                                -----------      --------      --------      --------      --------      --------
  Net asset value at beginning of
   period.................................       $  10.01        $   9.91      $  10.36      $  10.22      $  10.93      $  10.46
                                                 --------        --------      --------      --------      --------      --------
  Net investment income...................           0.16            0.48(a)       0.40(a)       0.34(a)       0.36          0.49
  Net realized and unrealized gain (loss)
   on investments.........................           0.10            0.12         (0.45)         0.16         (0.43)         0.51
                                                 --------        --------      --------      --------      --------      --------
  Total from investment operations........           0.26            0.60         (0.05)         0.50         (0.07)         1.00
                                                 --------        --------      --------      --------      --------      --------
  Less dividends and distributions:
   From net investment income.............          (0.16)          (0.50)        (0.38)        (0.34)        (0.36)        (0.50)
   From net realized gain on
     investments..........................             --              --         (0.02)        (0.02         (0.28)        (0.03)
                                                 --------        --------      --------      --------      --------      --------
  Total dividends and distributions.......          (0.16)          (0.50         (0.40)        (0.36)        (0.64)        (0.53)
                                                 --------        --------      --------      --------      --------      --------
  Net asset value end of period...........       $  10.11        $  10.01      $   9.91      $  10.36      $  10.22      $  10.93
                                                 ========        ========      ========      ========      ========      ========
  Total investment return.................           2.58%(b)        6.11%        (0.43%)        4.93%        (0.64%)        9.79%
  Ratios (to average net assets)/
     Supplemental Data:
     Net investment income................           4.74%+          4.77%         4.00%         3.24%         3.39%         4.62%
     Net expenses.........................           0.50%+          0.50%         0.50%         0.50%         0.50%         0.50%
     Expenses (before reimbursement)......           0.63%+          0.59%         0.62%         0.60%         0.57%         0.57%
  Portfolio turnover rate.................             83%            332%          262%(c)       286%(c)    225.59%       204.18%
  Net assets at end of period (in
   000's).................................       $180,112        $171,188      $150,355      $163,622      $172,331      $191,682



-------

 *   The fund changed its fiscal year end from June 30 to October
     31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and 2005 is 93% and 199%, respectively.

FINANCIAL HIGHLIGHTS

INTERMEDIATE TERM BOND FUND
(A SERIES OF ECLIPSE FUNDS INC.)
(Selected per share data and ratios)

                                                                                    Class A
                                                                ------------------------------------------------
                                                                                                     January 2,
                                                                                                        2004*
                                                                    Year ended October 31,             through
                                                                -------------------------------      October 31,
                                                                 2007         2006        2005          2004
                                                                -------      ------      ------      -----------
  Net asset value at beginning of period......................  $  9.74      $ 9.72      $ 9.98        $ 9.86
                                                                -------      ------      ------        ------
  Net investment income.......................................     0.43        0.39        0.34          0.25
  Net realized and unrealized gain (loss) on investments......     0.01        0.00(a)    (0.28)         0.12
  Net realized and unrealized gain (loss) on foreign currency
   transactions...............................................     0.00(a)    (0.00)(a)      --            --
                                                                -------      ------      ------        ------
  Total from investment operations............................     0.44        0.39        0.06          0.37
                                                                -------      ------      ------        ------
  Less dividends:
   From net investment income.................................    (0.45)      (0.37)      (0.32)        (0.25)
                                                                -------      ------      ------        ------
  Net asset value at end of period............................  $  9.73      $ 9.74      $ 9.72        $ 9.98
                                                                =======      ======      ======        ======
  Total investment return (b).................................     4.63%       4.14%       0.63%         3.79%(c)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................     4.35%       3.94%       3.45%         2.89%+
     Net expenses.............................................     1.10%       1.10%       1.08%         1.19%+
     Expenses (before waiver/reimbursement)...................     1.38%       1.32%       1.41%         1.37%+
  Portfolio turnover rate.....................................       70%        146%(d)     192%(d)       193%
  Net assets at end of period (in 000's)......................  $10,821      $9,468      $8,062        $8,084

                                                                                    Class C
                                                                -----------------------------------------------
                                                                                                    January 2,
                                                                                                       2004*
                                                                    Year ended October 31,            through
                                                                ------------------------------      October 31,
                                                                 2007        2006        2005          2004
                                                                ------      ------      ------      -----------
  Net asset value at beginning of period......................  $ 9.76      $ 9.73      $ 9.99        $ 9.86
                                                                ------      ------      ------        ------
  Net investment income.......................................    0.35        0.32        0.26          0.19
  Net realized and unrealized gain (loss) on investments......    0.02        0.01       (0.27)         0.13
  Net realized and unrealized gain (loss) on foreign currency
   transactions...............................................    0.00(a)    (0.00)(a)      --            --
                                                                ------      ------      ------        ------
  Total from investment operations............................    0.37        0.33       (0.01)         0.32
                                                                ------      ------      ------        ------
  Less dividends:
   From net investment income.................................   (0.38)      (0.30)      (0.25)        (0.19)
                                                                ------      ------      ------        ------
  Net asset value at end of period............................  $ 9.75      $ 9.76      $ 9.73        $ 9.99
                                                                ======      ======      ======        ======
  Total investment return (b).................................    3.86%       3.46%      (0.11%)        3.25%(c)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................    3.60%       3.19%       2.70%         2.14%+
     Net expenses.............................................    1.85%       1.85%       1.83%         1.94%+
     Expenses (before waiver/reimbursement)...................    2.13%       2.07%       2.16%         2.12%+
  Portfolio turnover rate.....................................      70%        146%(d)     192%(d)       193%
  Net assets at end of period (in 000's)......................  $2,689      $1,464      $1,708        $  937

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls was 64% and 76% for the years ended October 31, 2006 and 2005, respectively.
(e)  Per share data based on average shares outstanding during the period.

                                                            FINANCIAL HIGHLIGHTS

                                                     INTERMEDIATE TERM BOND FUND

                        Class B
  ---------------------------------------------------
                                          January 2,
                                             2004*
          Year ended October 31,            through
      ------------------------------      October 31,
       2007        2006        2005          2004
      ------      ------      ------      -----------
      $ 9.76      $ 9.73      $ 9.99        $ 9.86
      ------      ------      ------        ------
        0.35        0.32        0.26          0.19
        0.01        0.01       (0.27)         0.13
        0.00(a)    (0.00)(a)      --            --
      ------      ------      ------        ------
        0.36        0.33       (0.01)         0.32
      ------      ------      ------        ------
       (0.38)      (0.30)      (0.25)        (0.19)
      ------      ------      ------        ------
      $ 9.74      $ 9.76      $ 9.73        $ 9.99
      ======      ======      ======        ======
        3.75%       3.46%      (0.11%)        3.25%(c)
        3.60%       3.19%       2.70%         2.14%+
        1.85%       1.85%       1.83%         1.94%+
        2.13%       2.07%       2.16%         2.12%+
          70%        146%(d)     192%(d)       193%
      $2,968      $2,912      $4,359        $2,732

                                              Class I
      ----------------------------------------------------------------------------------------
                                       Year ended October 31,
      ----------------------------------------------------------------------------------------
        2007                2006                2005                2004                2003
      --------            --------            --------            --------            --------
      $   9.75            $   9.72            $  10.00            $   9.83            $   9.66
      --------            --------            --------            --------            --------
          0.46                0.41                0.38                0.34                0.36(e)
          0.01                0.03               (0.28)               0.17                0.18
          0.00(a)            (0.00)(a)              --                  --                  --
      --------            --------            --------            --------            --------
          0.47                0.44                0.10                0.51                0.54
      --------            --------            --------            --------            --------
         (0.49)              (0.41)              (0.38)              (0.34)              (0.37)
      --------            --------            --------            --------            --------
      $   9.73            $   9.75            $   9.72            $  10.00            $   9.83
      ========            ========            ========            ========            ========
          4.94%               4.70%               0.97%               5.30%               5.69%
          4.75%               4.34%               3.81%               3.33%               3.66%
          0.70%               0.70%               0.72%               0.75%               0.75%
          0.74%               0.76%               0.86%               0.93%               0.90%
            70%                146%(d)             192%(d)             193%                153%
      $140,221            $125,525            $115,147            $154,620            $133,041

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

(A SERIES OF THE MAINSTAY FUNDS)
(Selected per share data and ratios)



                                                                                   Class A
                                            -------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*             Year
                                                          Year ended October 31,                      through           ended
                                            --------------------------------------------------      October 31,      December 31,
                                              2007          2006          2005          2004           2003              2002
                                            --------      --------      --------      --------      -----------      ------------
  Net asset value at beginning of
   period.............................      $   1.00      $   1.00      $   1.00      $   1.00       $   1.00          $   1.00
                                            --------      --------      --------      --------       --------          --------
  Net investment income...............          0.05          0.04          0.02          0.01           0.00 (a)          0.01
  Net realized and unrealized gain on
   investments........................          0.00(a)       0.00(a)       0.00(a)       0.00 (a)         --              0.00 (a)
                                            --------      --------      --------      --------       --------          --------
  Total from investment operations....          0.05          0.04          0.02          0.01           0.00 (a)          0.01
                                            --------      --------      --------      --------       --------          --------
  Less dividends and distributions:
     From net investment income.......         (0.05)        (0.04)        (0.02)        (0.01)         (0.00)(a)         (0.01)
     From net realized gain on
      investments.....................            --            --            --         (0.00)(a)         --             (0.00)(a)
                                            --------      --------      --------      --------       --------          --------
  Total dividends and distributions...         (0.05)        (0.04)        (0.02)        (0.01)         (0.00)(a)         (0.01)
                                            --------      --------      --------      --------       --------          --------
  Net asset value at end of period....      $   1.00      $   1.00      $   1.00      $   1.00       $   1.00          $   1.00
                                            ========      ========      ========      ========       ========          ========
  Total investment return.............          4.69%         4.18%         2.20%         0.54%          0.44%(b)          1.22%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income............          4.59%         4.14%         2.21%         0.54%          0.53%+            1.20%
     Net expenses.....................          0.70%         0.70%         0.70%         0.70%          0.70%+            0.70%
     Expenses (before waiver).........          0.83%         0.93%         0.99%         1.02%          1.01%+            0.94%
  Net assets at end of period (in
   000's).............................      $346,960      $260,642      $205,154      $197,310       $173,978          $221,106



                                                                                     Class C
                                                ---------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*             Year
                                                            Year ended October 31,                    through           ended
                                                ----------------------------------------------      October 31,      December 31,
                                                 2007         2006         2005         2004           2003              2002
                                                -------      -------      -------      -------      -----------      ------------
  Net asset value at beginning of
   period.................................      $  1.00      $  1.00      $  1.00      $  1.00        $  1.00          $  1.00
                                                -------      -------      -------      -------        -------          -------
  Net investment income...................         0.05         0.04         0.02         0.01           0.00 (a)         0.01
  Net realized and unrealized gain on
   investments............................         0.00(a)      0.00(a)      0.00(a)      0.00 (a)         --             0.00 (a)
                                                -------      -------      -------      -------        -------          -------
  Total from investment operations........         0.05         0.04         0.02         0.01           0.00 (a)         0.01
                                                -------      -------      -------      -------        -------          -------
  Less dividends and distributions:
     From net investment income...........        (0.05)       (0.04)       (0.02)       (0.01)         (0.00)(a)        (0.01)
     From net realized gain on
      investments.........................           --           --           --        (0.00)(a)         --            (0.00)(a)
                                                -------      -------      -------      -------        -------          -------
  Total dividends and distributions.......        (0.05)       (0.04)       (0.02)       (0.01)         (0.00)(a)        (0.01)
                                                -------      -------      -------      -------        -------          -------
  Net asset value at end of period........      $  1.00      $  1.00      $  1.00      $  1.00        $  1.00          $  1.00
                                                =======      =======      =======      =======        =======          =======
  Total investment return.................         4.69%        4.18%        2.20%        0.54%          0.44%(b)         1.22%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income................         4.59%        4.14%        2.21%        0.54%          0.53%+           1.20%
     Net expenses.........................         0.70%        0.70%        0.70%        0.70%          0.70%+           0.70%
     Expenses (before waiver).............         0.83%        0.93%        0.99%        1.02%          1.01%+           0.94%
  Net assets at end of period (in
   000's).................................      $36,270      $23,306      $20,426      $31,273        $16,958          $11,207



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                               MONEY MARKET FUND


                                              Class B
      ----------------------------------------------------------------------------------------
                                                                 January 1,
                                                                    2003*             Year
                     Year ended October 31,                        through           ended
      -----------------------------------------------------      October 31,      December 31,
        2007             2006          2005          2004           2003              2002
      --------         --------      --------      --------      -----------      ------------
      $   1.00         $   1.00      $   1.00      $   1.00       $   1.00          $   1.00
      --------         --------      --------      --------       --------          --------
          0.05             0.04          0.02          0.01           0.00(a)           0.01
          0.00(a)          0.00(a)       0.00(a)       0.00(a)          --              0.00(a)
      --------         --------      --------      --------       --------          --------
          0.05             0.04          0.02          0.01           0.00(a)           0.01
      --------         --------      --------      --------       --------          --------
         (0.05)           (0.04)        (0.02)        (0.01)         (0.00)(a)         (0.01)
            --               --            --         (0.00)(a)         --             (0.00)(a)
      --------         --------      --------      --------       --------          --------
         (0.05)           (0.04)        (0.02)        (0.01)         (0.00)            (0.01)
      --------         --------      --------      --------       --------          --------
      $   1.00         $   1.00      $   1.00      $   1.00       $   1.00          $   1.00
      ========         ========      ========      ========       ========          ========
          4.69%            4.18%         2.20%         0.54%          0.44%(b)          1.22%
          4.59%            4.14%         2.21%         0.54%          0.53%+            1.20%
          0.70%            0.70%         0.70%         0.70%          0.70%+            0.70%
          0.83%            0.93%         0.99%         1.02%          1.01%+            0.94%
      $176,753         $189,216      $246,104      $295,963       $354,215          $429,488

FINANCIAL HIGHLIGHTS

PRINCIPAL PRESERVATION FUND
(A SERIES OF THE MAINSTAY FUNDS)
(Selected per share data and ratios)


                                                                                   Class I
                                              ----------------------------------------------------------------------------------
                                              Period Ended                            Year Ended June 30,
                                              October 31,       ----------------------------------------------------------------
                                                 2007*            2007          2006          2005          2004          2003
                                              ------------      --------      --------      --------      --------      --------
  Net asset value, at beginning of
   period...............................        $   1.00        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                --------        --------      --------      --------      --------      --------
  Income from investment operations:
  Net investment income.................            0.02            0.05          0.04          0.02          0.01          0.01
  Net realized and unrealized gain
   (loss) on investments................           (0.00)(a)        0.00(a)      (0.00)(a)        --          0.00(a)       0.00(a)
                                                --------        --------      --------      --------      --------      --------
  Total from investment operations......            0.02            0.05          0.04          0.02          0.01          0.01
                                                --------        --------      --------      --------      --------      --------
  Less dividends and distributions:
     From net investment income.........           (0.02)          (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
     From capital gains.................              --              --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
                                                --------        --------      --------      --------      --------      --------
  Total dividends and distributions.....           (0.02)          (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
                                                --------        --------      --------      --------      --------      --------
  Net asset value, at end of period.....        $   1.00        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                ========        ========      ========      ========      ========      ========
  Total return..........................            1.69%(c)        5.20%(b)      4.01%         1.92%         0.87%         1.30%
  Ratios (to average net assets)/
   Supplemental Data:
  Net assets, at end of period (in
   000's)...............................        $198,672        $182,080      $146,766      $147,215      $133,382      $160,150
  Ratio of expenses to average net
   assets before reimbursement of
   expenses by Advisor..................            0.49%+          0.46%         0.50%         0.49%         0.46%         0.43%
  Ratio of expenses to average net
   assets after reimbursement of
   expenses by Advisor..................            0.30%+          0.30%         0.30%         0.30%         0.30%         0.30%
  Ratio of net investment income to
   average net assets before
   reimbursement of expenses by
   Advisor..............................            4.78%+          4.92%         3.73%         1.71%         0.70%         1.15%
  Ratio of net investment income to
   average net assets after
   reimbursement of expenses by
   Advisor..............................            4.97%+          5.08%         3.93%         1.90%         0.86%         1.28%


-------


 *   The Fund changed its fiscal year end from June 30 to October
     31.
(a)  Less than one cent per share.
(b)  The loss resulting from the compliance violation did not have an effect on total return.
(c)  Total return is not annualized.
 +   Annualized.

                                                            FINANCIAL HIGHLIGHTS

SHORT TERM BOND FUND
(A SERIES OF ECLIPSE FUNDS INC.)
(Selected per share data and ratios)


                                                                                        Class A
                                                                    ------------------------------------------------
                                                                                                         January 2,
                                                                                                            2004*
                                                                        Year ended October 31,             through
                                                                    -------------------------------      October 31,
                                                                     2007         2006        2005          2004
                                                                    -------      ------      ------      -----------
  Net asset value at beginning of period......................      $  9.08      $ 9.06      $ 9.24        $ 9.32
                                                                    -------      ------      ------        ------
  Net investment income.......................................         0.35(d)     0.30        0.20          0.06
  Net realized and unrealized gain (loss) on investments......         0.12        0.02       (0.19)        (0.01)
                                                                    -------      ------      ------        ------
  Total from investment operations............................         0.47        0.32        0.01          0.05
                                                                    -------      ------      ------        ------
  Less dividends and distributions:
   From net investment income.................................        (0.36)      (0.30)      (0.19)        (0.12)
   Return of capital..........................................           --          --          --         (0.01)
                                                                    -------      ------      ------        ------
  Total dividends and distributions...........................        (0.36)      (0.30)      (0.19)        (0.13)
                                                                    -------      ------      ------        ------
  Net asset value at end of period............................      $  9.19      $ 9.08      $ 9.06        $ 9.24
                                                                    =======      ======      ======        ======
  Total investment return (a).................................         5.29%       3.55%       0.09%         0.57%(b)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................         3.85%       3.33%       2.16%         1.43%+
     Net expenses.............................................         0.90%       0.90%       1.07%         1.00%+
   Expenses (before waiver/reimbursement).....................         1.36%       1.61%       1.36%         1.18%+
  Portfolio turnover rate.....................................          118%         95%(c)     151%          151%
  Net assets at end of period (in 000's)                            $13,740      $4,850      $6,085        $5,192



                                                                                              Class I
                                                                    -----------------------------------------------------------
                                                                                      Year ended October 31,
                                                                    -----------------------------------------------------------
                                                                     2007         2006         2005         2004         2003
                                                                    -------      -------      -------      -------      -------
  Net asset value at beginning of period......................      $  9.08      $  9.07      $  9.26      $  9.31      $  9.34
                                                                    -------      -------      -------      -------      -------
  Net investment income.......................................         0.38(d)      0.33         0.24         0.17         0.19
  Net realized and unrealized gain (loss) on investments......         0.12         0.01        (0.19)       (0.03)       (0.01)
                                                                    -------      -------      -------      -------      -------
  Total from investment operations............................         0.50         0.34         0.05         0.14         0.18
                                                                    -------      -------      -------      -------      -------
  Less dividends and distributions:
   From net investment income.................................        (0.39)       (0.33)       (0.24)       (0.18)       (0.21)
   Return of capital..........................................           --           --           --        (0.01)          --
                                                                    -------      -------      -------      -------      -------
  Total dividends and distributions...........................        (0.39)       (0.33)       (0.24)       (0.19)       (0.21)
                                                                    -------      -------      -------      -------      -------
  Net asset value at end of period............................      $  9.19      $  9.08      $  9.07      $  9.26      $  9.31
                                                                    =======      =======      =======      =======      =======
  Total investment return (a).................................         5.59%        3.83%        0.59%        1.50%        1.94%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................         4.15%        3.63%        2.63%        1.83%        2.02%
     Net expenses.............................................         0.60%        0.60%        0.60%        0.60%        0.60%
     Expenses (before waiver/reimbursement)...................         0.75%        0.76%        0.77%        0.78%        0.98%
  Portfolio turnover rate.....................................          118%          95%(c)      151%         151%         173%
  Net assets at end of period (in 000's)                            $87,535      $74,221      $86,167      $95,402      $35,532



-------

 *   Commencement of operations.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rate not including mortgage dollar rolls is 93% for the year ended October 31, 2006.
(d)  Per share data based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

TAX FREE BOND FUND
(A SERIES OF THE MAINSTAY FUNDS)


                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*             Year
                                                          Year ended October 31,                      through           Ended
                                             -------------------------------------------------      October 31,      December 31,
                                               2007          2006          2005         2004           2003              2002
                                             --------      --------       -------      -------      -----------      ------------
  Net asset value at beginning of period...  $   9.75      $   9.62       $  9.84      $  9.75        $ 10.02          $  9.62
                                             --------      --------       -------      -------        -------          -------
  Net investment income....................      0.38          0.38 (a)      0.38         0.38           0.30             0.41
  Net realized and unrealized gain (loss)
   on investments..........................     (0.27)         0.13 (e)     (0.21)        0.07          (0.25)            0.40
                                             --------      --------       -------      -------        -------          -------
  Total from investment operations.........      0.11          0.51          0.17         0.45           0.05             0.81
                                             --------      --------       -------      -------        -------          -------
  Less dividends:
   From net investment income..............     (0.38)        (0.38)        (0.39)       (0.36)         (0.32)           (0.41)
                                             --------      --------       -------      -------        -------          -------
  Net asset value at end of period.........  $   9.48      $   9.75       $  9.62      $  9.84        $  9.75          $ 10.02
                                             ========      ========       =======      =======        =======          =======
  Total investment return (b)..............      1.12%         5.43%(d)(e)    1.77%       4.71%          0.54%(c)         8.61%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.................      3.88%         3.93%         3.92%        3.88%          3.64%+           4.19%
     Net expenses..........................      0.89%         0.89%         0.89%        1.02%          1.04%+           1.03%
     Expenses (before
      waiver/reimbursement)................      1.06%         1.09%(d)      1.06%        1.06%            --               --
  Portfolio turnover rate..................        59%           55%           26%          18%            34%              39%
  Net assets at end of period (in 000's)...  $189,210      $200,593       $38,508      $37,936        $42,712          $46,131



                                                                                      Class C
                                                  -------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*             Year
                                                             Year ended October 31,                   though            Ended
                                                  --------------------------------------------      October 31,      December 31,
                                                   2007         2006         2005        2004          2003              2002
                                                  ------       ------       ------      ------      -----------      ------------
  Net asset value at beginning of period........  $ 9.75       $ 9.62       $ 9.85      $ 9.75        $10.02            $ 9.62
                                                  ------       ------       ------      ------        ------            ------
  Net investment income.........................    0.35         0.36 (a)     0.36        0.36          0.28              0.39
  Net realized and unrealized gain (loss) on
   investments..................................   (0.27)        0.13 (e)    (0.22)       0.08         (0.25)             0.40
                                                  ------       ------       ------      ------        ------            ------
  Total from investment operations..............    0.08         0.49         0.14        0.44          0.03              0.79
                                                  ------       ------       ------      ------        ------            ------
  Less dividends:
   From net investment income...................   (0.35)       (0.36)       (0.37)      (0.34)        (0.30)            (0.39)
                                                  ------       ------       ------      ------        ------            ------
  Net asset value at end of period..............  $ 9.48       $ 9.75       $ 9.62      $ 9.85        $ 9.75            $10.02
                                                  ======       ======       ======      ======        ======            ======
  Total investment return (b)...................    0.86%        5.16%(d)(e)   1.41%      4.55%         0.32%(c)          8.34%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income......................    3.63%        3.68%        3.67%       3.63%         3.39%+            3.94%
     Net expenses...............................    1.14%        1.14%        1.14%       1.27%         1.29%+            1.28%
     Expenses (before waiver/reimbursement).....    1.31%        1.34%(d)     1.31%       1.31%           --                --
  Portfolio turnover rate.......................      59%          55%          26%         18%           34%               39%
  Net assets at end of period (in 000's)........  $6,752       $5,949       $6,231      $5,992        $5,840            $7,555



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursement from Manager for
     professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's
     reimbursement of such losses was less than 0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

                                                            FINANCIAL HIGHLIGHTS

                                                              TAX FREE BOND FUND


                                               Class B
      -----------------------------------------------------------------------------------------
                                                                  January 1,
                                                                     2003*             Year
                      Year ended October 31,                        through           Ended
      ------------------------------------------------------      October 31,      December 31,
       2007            2006          2005           2004             2003              2002
      -------         -------      --------      -----------      -----------      ------------
      $  9.75         $  9.62      $   9.85       $   9.75         $  10.02          $   9.62
      -------         -------      --------       --------         --------          --------
         0.34            0.36 (a)      0.36           0.36             0.28              0.39
        (0.26)           0.13 (e)     (0.22)          0.08            (0.25)             0.40
      -------         -------      --------       --------         --------          --------
         0.08            0.49          0.14           0.44             0.03              0.79
      -------         -------      --------       --------         --------          --------
        (0.35)          (0.36)        (0.37)         (0.34)           (0.30)            (0.39)
      -------         -------      --------       --------         --------          --------
      $  9.48         $  9.75      $   9.62       $   9.85         $   9.75          $  10.02
      =======         =======      ========       ========         ========          ========
         0.86%           5.16%(d)(e)     1.41%        4.55%            0.32%(c)          8.34%
         3.63%           3.68%         3.67%          3.63%            3.39%+            3.94%
         1.14%           1.14%         1.14%          1.27%            1.29%+            1.28%
         1.31%           1.34%(d)      1.31%          1.31%              --                --
           59%             55%           26%            18%              34%               39%
      $31,921         $45,529      $228,206       $261,626         $297,458          $323,349

FINANCIAL HIGHLIGHTS

BALANCED FUND

(A SERIES OF ECLIPSE FUNDS)

(Selected per share data and ratios)


                                                                                         Class A
                                                                   ----------------------------------------------------
                                                                                                            January 2,
                                                                                                               2004*
                                                                          Year ended October 31,              through
                                                                   ------------------------------------     October 31,
                                                                     2007          2006          2005          2004
                                                                   --------      --------      --------     -----------
  Net asset value at beginning of period......................     $  27.92      $  26.90      $  25.41      $  24.45
                                                                   --------      --------      --------      --------
  Net investment income.......................................         0.49(a)       0.44          0.35          0.19
  Net realized and unrealized gain on investments.............         1.25          2.23          1.91          0.96
                                                                   --------      --------      --------      --------
  Total from investment operations............................         1.74          2.67          2.26          1.15
                                                                   --------      --------      --------      --------
  Less dividends and distributions:
   From net investment income.................................        (0.51)        (0.40)        (0.31)        (0.19)
   From net realized gain on investments......................        (0.73)        (1.25)        (0.46)           --
                                                                   --------      --------      --------      --------
  Total dividends and distributions...........................        (1.24)        (1.65)        (0.77)        (0.19)
                                                                   --------      --------      --------      --------
  Net asset value at end of period............................     $  28.42      $  27.92      $  26.90      $  25.41
                                                                   ========      ========      ========      ========
  Total investment return (b).................................         6.34%        10.35%         8.96%         4.70%(c)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................         1.74%         1.63%         1.32%         0.99%+
     Net expenses.............................................         1.28%         1.32%         1.32%         1.34%+#
     Expenses (before waiver).................................         1.28%         1.32%         1.32%         1.34%+#
  Portfolio turnover rate.....................................           68%           55%           93%           42%
  Net assets at end of period (in 000's)......................     $405,912      $420,694      $307,538      $108,204



                                                                                             Class I
                                                                   ------------------------------------------------------------
                                                                                      Year ended October 31,
                                                                   ------------------------------------------------------------
                                                                     2007         2006         2005         2004         2003
                                                                   --------     --------     --------     --------     --------
  Net asset value at beginning of period......................     $  27.96     $  26.94     $  25.43     $  24.07     $  20.41
                                                                   --------     --------     --------     --------     --------
  Net investment income.......................................         0.60(a)      0.53         0.45         0.34         0.38(a)
  Net realized and unrealized gain on investments.............         1.25         2.27         1.94         1.68         3.67
                                                                   --------     --------     --------     --------     --------
  Total from investment operations............................         1.85         2.80         2.39         2.02         4.05
                                                                   --------     --------     --------     --------     --------
  Less dividends and distributions:
   From net investment income.................................        (0.61)       (0.53)       (0.42)       (0.34)       (0.39)
   From net realized gain on investments......................        (0.73)       (1.25)       (0.46)       (0.32)          --
                                                                   --------     --------     --------     --------     --------
  Total dividends and distributions...........................        (1.34)       (1.78)       (0.88)       (0.66)       (0.39)
                                                                   --------     --------     --------     --------     --------
  Net asset value at end of period............................     $  28.47     $  27.96     $  26.94     $  25.43     $  24.07
                                                                   ========     ========     ========     ========     ========
  Total investment return (b).................................         6.77%       10.84%        9.46%        8.45%       20.13%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................         2.10%        2.11%        1.77%        1.42%        1.78%
     Net expenses.............................................         0.91%        0.85%        0.86%        0.91%#       0.99%#
     Expenses (before waiver).................................         0.95%        0.85%        0.86%        0.91%#       1.03%#
  Portfolio turnover rate.....................................           68%          55%          93%          42%          51%
  Net assets at end of period (in 000's)......................     $410,355     $376,763     $269,652     $180,262     $147,519



-------

*    Commencement of operations.
+    Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02% and 0.05% of average net assets for the years or periods ended October 31, 2004 and October 31, 2003, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I, Class R1, Class R2 and
     Class R3 are not subject to sales charges.
(c)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                                   BALANCED FUND


                           Class B                                                       Class C
      --------------------------------------------------     ---------------------------------------------------------------
                                             January 2,                                                         December 30,
                                                2004*                                                              2002*
            Year ended October 31,             through                   Year ended October 31,                   through
      ----------------------------------     October 31,     ----------------------------------------------     October 31,
        2007         2006         2005          2004           2007         2006         2005        2004           2003
      --------     --------     --------     -----------     --------     --------     --------     -------     ------------
      $  27.84     $  26.84     $  25.37      $  24.46       $  27.83     $  26.83     $  25.37     $ 24.08        $20.27
      --------     --------     --------      --------       --------     --------     --------     -------        ------
          0.28(a)      0.23         0.18          0.08           0.28(a)      0.24         0.17        0.13          0.15(a)
          1.24         2.22         1.89          0.93           1.24         2.21         1.89        1.62          3.76
      --------     --------     --------      --------       --------     --------     --------     -------        ------
          1.52         2.45         2.07          1.01           1.52         2.45         2.06        1.75          3.91
      --------     --------     --------      --------       --------     --------     --------     -------        ------
         (0.29)       (0.20)       (0.14)        (0.10)         (0.29)       (0.20)       (0.14)      (0.14)        (0.10)
         (0.73)       (1.25)       (0.46)           --          (0.73)       (1.25)       (0.46)      (0.32)           --
      --------     --------     --------      --------       --------     --------     --------     -------        ------
         (1.02)       (1.45)       (0.60)        (0.10)         (1.02)       (1.45)       (0.60)      (0.46)        (0.10)
      --------     --------     --------      --------       --------     --------     --------     -------        ------
      $  28.34     $  27.84     $  26.84      $  25.37       $  28.33     $  27.83     $  26.83     $ 25.37        $24.08
      ========     ========     ========      ========       ========     ========     ========     =======        ======
          5.56%        9.49%        8.19%         4.13%(c)       5.56%        9.49%        8.15%       7.30%        19.32%(c)
          0.99%        0.94%        0.57%         0.24%+         0.99%        0.89%        0.57%       0.24%         0.78%+
          2.03%        2.07%        2.07%         2.09%+#        2.03%        2.07%        2.07%       2.09%#        1.98%+#
          2.03%        2.07%        2.07%         2.09%+#        2.03%        2.07%        2.07%       2.09%#        2.03%+#
            68%          55%          93%           42%            68%          55%          93%         42%           51%
      $145,919     $156,284     $206,074      $ 62,931       $161,163     $169,609     $141,279     $29,301        $  372


                           Class R1                                              Class R2                            Class R3
      --------------------------------------------------     -------------------------------------------------     -------------
                                             January 2,                                             January 2
                                                2004*                                                 2004*           Year
            Year ended October 31,             through            Year ended October 31,             through          ended
      ----------------------------------     October 31,     ---------------------------------     October 31,     October 31,
        2007         2006         2005          2004           2007         2006        2005          2004            2007
      --------     --------     --------     -----------     --------     --------     -------     -----------     -----------
      $  27.94     $  26.93     $  25.43      $  24.45       $  27.91     $  26.90     $ 25.41       $ 24.45         $27.91
      --------     --------     --------      --------       --------     --------     -------       -------         ------
          0.57(a)      0.53         0.43          0.23           0.50(a)      0.46        0.39          0.18           0.41(a)
          1.25         2.23         1.93          0.98           1.25         2.23        1.90          0.97           1.26
      --------     --------     --------      --------       --------     --------     -------       -------         ------
          1.82         2.76         2.36          1.21           1.75         2.69        2.29          1.15           1.67
      --------     --------     --------      --------       --------     --------     -------       -------         ------
         (0.59)       (0.50)       (0.40)        (0.23)         (0.51)       (0.43)      (0.34)        (0.19)         (0.44)
         (0.73)       (1.25)       (0.46)           --          (0.73)       (1.25)      (0.46)           --          (0.73)
      --------     --------     --------      --------       --------     --------     -------       -------         ------
         (1.32)       (1.75)       (0.86)        (0.23)         (1.24)       (1.68)      (0.80)        (0.19)         (1.17)
      --------     --------     --------      --------       --------     --------     -------       -------         ------
      $  28.44     $  27.94     $  26.93      $  25.43       $  28.42     $  27.91     $ 26.90       $ 25.41         $28.41
      ========     ========     ========      ========       ========     ========     =======       =======         ======
          6.64%       10.70%        9.33%         4.96%(c)       6.40%       10.44%       9.05%         4.71%(c)       6.10%
          2.02%        1.99%        1.68%         1.32%+         1.76%        1.75%       1.43%         1.07%+         1.46%
          1.01%        0.95%        0.96%         1.01%+#        1.26%        1.20%       1.21%         1.26%+#        1.52%
          1.05%        0.95%        0.96%         1.01%+#        1.30%        1.20%       1.21%         1.26%+#        1.56%
            68%          55%          93%           42%            68%          55%         93%           42%            68%
      $ 69,474     $108,739     $ 77,397      $ 30,394       $105,100     $109,637     $70,872       $19,324         $   37

        Class R3
       -----------
        April 28,
          2006*
         through
       October 31,
          2006
       -----------
         $27.25
         ------
           0.20
           0.66
         ------
           0.86
         ------
          (0.20)
             --
         ------
          (0.20)
         ------
         $27.91
         ======
           3.18%(c)
           1.36%+
           1.48%+
           1.48%+
             55%
         $   10

FINANCIAL HIGHLIGHTS

CONVERTIBLE FUND
(A SERIES OF THE MAINSTAY FUNDS)


                                                                                    Class A
                                              -----------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*             Year
                                                           Year ended October 31,                     through           ended
                                              ------------------------------------------------      October 31,      December 31,
                                                2007          2006         2005         2004           2003              2002
                                              --------      --------      -------      -------      -----------      ------------
  Net asset value at beginning of period....  $  14.51      $  13.28      $ 12.10      $ 11.78        $ 10.31           $ 11.58
                                              --------      --------      -------      -------        -------           -------
  Net investment income.....................      0.16(a)       0.16(a)      0.18(b)      0.15           0.16              0.25
  Net realized and unrealized gain (loss) on
   investments..............................      2.74          1.23         1.17         0.34           1.46             (1.27)
  Net realized and unrealized gain on
   foreign currency transactions............        --            --           --           --             --              0.00(c)
                                              --------      --------      -------      -------        -------           -------
  Total from investment operations..........      2.90          1.39         1.35         0.49           1.62             (1.02)
                                              --------      --------      -------      -------        -------           -------
  Less dividends:
   From net investment income...............     (0.23)        (0.16)       (0.17)       (0.17)         (0.15)            (0.25)
                                              --------      --------      -------      -------        -------           -------
  Net asset value at end of period..........  $  17.18      $  14.51      $ 13.28      $ 12.10        $ 11.78           $ 10.31
                                              ========      ========      =======      =======        =======           =======
  Total investment return (d)...............     20.10%        10.57%       11.21%        4.11%         15.86%(e)         (8.88%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income..................      1.05%         1.14%        1.38%(b)     1.22%          1.85%+            2.30%
     Net expenses...........................      1.19%         1.20%        1.20%        1.34%          1.38%+            1.37%
     Expenses (before
      waiver/reimbursement).................      1.29%         1.39%        1.38%        1.35%          1.38%+            1.37%
  Portfolio turnover rate...................       113%           72%          93%          96%            73%               94%
  Net assets at end of period (in 000's)....  $379,148      $340,331      $93,996      $95,015        $89,751           $68,871



                                                                                     Class C
                                                ---------------------------------------------------------------------------------
                                                                                                    January 1,
                                                                                                       2003*             Year
                                                                                                      through           ended
                                                            Year ended October 31,                  October 31,      December 31,
                                                 2007         2006         2005         2004           2003              2002
                                                -------      -------      -------      -------      -----------      ------------
  Net asset value at beginning of period......  $ 14.53      $ 13.29      $ 12.11      $ 11.79        $ 10.33           $ 11.59
                                                -------      -------      -------      -------        -------           -------
  Net investment income.......................     0.05(a)      0.07(a)      0.08(b)      0.06           0.10              0.17
  Net realized and unrealized gain (loss) on
   investments................................     2.73         1.22         1.17         0.33           1.45             (1.27)
  Net realized and unrealized gain on foreign
   currency transactions......................       --           --           --           --             --              0.00(c)
                                                -------      -------      -------      -------        -------           -------
  Total from investment operations............     2.78         1.29         1.25         0.39           1.55             (1.10)
                                                -------      -------      -------      -------        -------           -------
  Less dividends:
   From net investment income.................    (0.11)       (0.05)       (0.07)       (0.07)         (0.09)            (0.16)
                                                -------      -------      -------      -------        -------           -------
  Net asset value at end of period............  $ 17.20      $ 14.53      $ 13.29      $ 12.11        $ 11.79           $ 10.33
                                                =======      =======      =======      =======        =======           =======
  Total investment return (d).................    19.27%        9.73%       10.35%        3.32%         15.09%(e)         (9.50%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................     0.30%        0.49%        0.63%(b)     0.47%          1.10%+            1.55%
     Net expenses.............................     1.94%        1.95%        1.95%        2.09%          2.13%+            2.12%
     Expenses (before waiver/reimbursement)...     2.04%        2.14%        2.13%        2.10%          2.13%+            2.12%
  Portfolio turnover rate.....................      113%          72%          93%          96%            73%               94%
  Net assets at end of period (in 000's)......  $31,158      $24,640      $23,992      $27,041        $26,079           $15,289



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and 0.07%, respectively, as a
     result of a special one time dividend from Microsoft Corp.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges.
(e)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                                CONVERTIBLE FUND



                                                 Class B
       -------------------------------------------------------------------------------------------
                                                                     January 1,
                                                                        2003*             Year
                        Year ended October 31,                         through           ended
       --------------------------------------------------------      October 31,      December 31,
         2007             2006          2005           2004             2003              2002
       --------         --------      --------      -----------      -----------      ------------
       $  14.54         $  13.29      $  12.11       $  11.79         $  10.33          $  11.59
       --------         --------      --------       --------         --------          --------
           0.05(a)          0.09(a)       0.08(b)        0.06             0.10              0.17
           2.73             1.21          1.17           0.33             1.45             (1.27)
             --               --            --             --               --              0.00(c)
       --------         --------      --------       --------         --------          --------
           2.78             1.30          1.25           0.39             1.55             (1.10)
       --------         --------      --------       --------         --------          --------
          (0.11)           (0.05)        (0.07)         (0.07)           (0.09)            (0.16)
       --------         --------      --------       --------         --------          --------
       $  17.21         $  14.54      $  13.29       $  12.11         $  11.79          $  10.33
       ========         ========      ========       ========         ========          ========
          19.25%            9.81%        10.35%          3.32%           15.09%(e)         (9.50%)
           0.31%            0.68%         0.63%(b)       0.47%            1.10%+            1.55%
           1.94%            1.95%         1.95%          2.09%            2.13%+            2.12%
           2.04%            2.14%         2.13%          2.10%            2.13%+            2.12%
            113%              72%           93%            96%              73%               94%
       $116,937         $121,274      $390,163       $430,326         $470,459          $436,572

FINANCIAL HIGHLIGHTS

INCOME MANAGER FUND
(A SERIES OF ECLIPSE FUNDS INC.)
(Selected per share data and ratios)


                                                                                         Class A
                                                                    --------------------------------------------------
                                                                                                           January 2,
                                                                                                              2004*
                                                                         Year ended October 31,              through
                                                                    ---------------------------------      October 31,
                                                                     2007         2006         2005           2004
                                                                    -------      -------      -------      -----------
  Net asset value at beginning of period......................      $ 14.69      $ 13.42      $ 12.67        $ 12.17
                                                                    -------      -------      -------        -------
  Net investment income.......................................         0.56(a)      0.46(a)      0.18(a)(b)      0.12
  Net realized and unrealized gain on investments.............         0.72         1.39         0.76           0.38
  Net realized and unrealized gain on foreign currency
   transactions (c)...........................................         0.00         0.00         0.00           0.00
                                                                    -------      -------      -------        -------
  Total from investment operations............................         1.28         1.85         0.94           0.50
                                                                    -------      -------      -------        -------
  Less dividends and distributions:
   From net investment income.................................        (0.58)       (0.58)       (0.19)            --
   From net realized gain on investments                              (0.35)          --           --             --
                                                                    -------      -------      -------        -------
  Total dividends and distributions...........................        (0.93)       (0.58)       (0.19)            --
                                                                    -------      -------      -------        -------
  Net asset value at end of period............................      $ 15.04      $ 14.69      $ 13.42        $ 12.67
                                                                    =======      =======      =======        =======
  Total investment return (d).................................         9.03%       14.13%        7.46%          4.11%(e)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................         3.81%        3.28%        1.41%(b)       1.40%+
     Net expenses.............................................         0.99%        1.05%        1.23%          1.02%+
     Expenses (before waiver/reimbursement)...................         1.27%        1.33%        1.31%          1.23%+
  Portfolio turnover rate.....................................          152%(f)      162%(f)      100%(f)         89%
  Net assets at end of period (in 000's)......................      $92,506      $70,859      $74,169        $55,796



                                                                                               Class C
                                                                    -------------------------------------------------------------
                                                                                                                     December 30,
                                                                                                                        2002*
                                                                              Year ended October 31,                   through
                                                                    -------------------------------------------      October 31,
                                                                     2007         2006        2005        2004           2003
                                                                    -------      ------      ------      ------      ------------
  Net asset value at beginning of period......................      $ 14.53      $13.22      $12.54      $11.86         $10.64
                                                                    -------      ------      ------      ------         ------
  Net investment income.......................................         0.45(a)     0.35(a)     0.08(a)(b)   0.11          0.06(a)
  Net realized and unrealized gain on investments.............         0.71        1.37        0.75        0.76           1.16
  Net realized and unrealized gain (loss) on foreign currency
   transactions (c)...........................................         0.00        0.00        0.00        0.00          (0.00)
                                                                    -------      ------      ------      ------         ------
  Total from investment operations............................         1.16        1.72        0.83        0.87           1.22
                                                                    -------      ------      ------      ------         ------
  Less dividends and distributions:
   From net investment income.................................        (0.47)      (0.41)      (0.15)      (0.19)            --
   From net realized gain on investments......................        (0.35)         --          --          --             --
                                                                    -------      ------      ------      ------         ------
  Total dividends and distributions...........................        (0.82)      (0.41)      (0.15)      (0.19)            --
                                                                    -------      ------      ------      ------         ------
  Net asset value at end of period............................      $ 14.87      $14.53      $13.22      $12.54         $11.86
                                                                    =======      ======      ======      ======         ======
  Total investment return (d).................................         8.33%      13.26%       6.68%       7.39%         11.47%(e)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................         3.06%       2.56%       0.65%(b)    0.65%          0.65%+
     Net expenses.............................................         1.74%       1.80%       1.98%       1.77%          1.83%+
     Expenses (before waiver/reimbursement)...................         2.02%       2.07%       2.06%       1.98%          2.06%+
  Portfolio turnover rate.....................................          152%(f)     162%(f)     100%(f)      89%           113%
  Net assets at end of period (in 000's)......................      $13,679      $9,250      $5,976      $3,218         $   46



-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  The portfolio turnover rate not including mortgage dollar rolls is 150%, 157% and 76% for the years ended October 31,
     2007, 2006 and 2005, respectively.
(g)  Due to expense cap structure change as noted in Note 3(A),
     Class I, was able to recoup expenses during year ended
     October 31, 2007.

                                                            FINANCIAL HIGHLIGHTS

                                                             INCOME MANAGER FUND


                           Class B
      --------------------------------------------------
                                             January 2,
                                                2004*
           Year ended October 31,              through
      ---------------------------------      October 31,
       2007         2006         2005           2004
      -------      -------      -------      -----------
      $ 14.53      $ 13.21      $ 12.54        $ 12.12
      -------      -------      -------        -------
         0.45(a)      0.34(a)      0.08(a)(b)      0.04
         0.71         1.39         0.74           0.38
         0.00         0.00         0.00           0.00
      -------      -------      -------        -------
         1.16         1.73         0.82           0.42
      -------      -------      -------        -------
        (0.47)       (0.41)       (0.15)            --
        (0.35)          --           --             --
      -------      -------      -------        -------
        (0.82)       (0.41)       (0.15)            --
      -------      -------      -------        -------
      $ 14.87      $ 14.53      $ 13.21        $ 12.54
      =======      =======      =======        =======
         8.26%       13.35%        6.60%          3.47%(e)
         3.07%        2.49%        0.65%(b)       0.65%+
         1.74%        1.81%        1.98%          1.77%+
         2.02%        2.08%        2.06%          1.98%+
          152%(f)      162%(f)      100%(f)         89%
      $30,660      $28,664      $34,755        $20,087



                                            Class I
      ------------------------------------------------------------------------------------
                                     Year ended October 31,
      ------------------------------------------------------------------------------------
        2007              2006              2005              2004                2003
      --------          --------          --------          --------          ------------
      $  14.78          $  13.53          $  12.74          $  11.99            $  10.81
      --------          --------          --------          --------            --------
          0.58(a)           0.48(a)           0.24(a)(b)        0.22                0.18(a)
          0.72              1.41              0.74              0.78                1.22
          0.00              0.00              0.00              0.00               (0.00)
      --------          --------          --------          --------            --------
          1.30              1.89              0.98              1.00                1.40
      --------          --------          --------          --------            --------
         (0.59)            (0.64)            (0.19)            (0.25)              (0.22)
         (0.35)               --                --                --                  --
      --------          --------          --------          --------            --------
         (0.94)            (0.64)            (0.19)            (0.25)              (0.22)
      --------          --------          --------          --------            --------
      $  15.14          $  14.78          $  13.53          $  12.74            $  11.99
      ========          ========          ========          ========            ========
          9.13%            14.34%             7.76%             8.43%              13.17%
          3.92%             3.44%             1.75%(b)          1.59%               1.65%
          0.90%             0.90%             0.88%             0.83%               0.83%
          0.88%(g)          0.93%             0.96%             1.04%               1.06%
           152%(f)           162%(f)           100%(f)            89%                113%
      $253,547          $263,155          $240,110          $234,256            $262,438

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND
(A SERIES OF THE MAINSTAY FUNDS)


                                                                                       Class A
                                                    -----------------------------------------------------------------------------
                                                                                                       January 1,
                                                                                                          2003*          Year
                                                                 Year ended October 31,                  through        ended
                                                    ------------------------------------------------   October 31,   December 31,
                                                      2007            2006         2005       2004        2003           2002
                                                    --------        --------     --------   --------   -----------   ------------
  Net asset value at beginning of period..........  $  19.82        $  18.92     $  17.96   $  17.42    $  15.29       $  18.92
                                                    --------        --------     --------   --------    --------       --------
  Net investment income...........................      0.35(a)         0.27(a)      0.21(b)     0.17       0.16(a)        0.27
  Net realized and unrealized gain (loss) on
   investments....................................      1.88            1.67(e)      1.29       0.54        2.12          (3.62)
                                                    --------        --------     --------   --------    --------       --------
  Total from investment operations................      2.23            1.94         1.50       0.71        2.28          (3.35)
                                                    --------        --------     --------   --------    --------       --------
  Less dividends and distributions:
   From net investment income.....................     (0.35)          (0.27)       (0.21)     (0.17)      (0.15)         (0.28)
   From net realized gain on investments..........     (1.60)          (0.77)       (0.33)        --          --             --
                                                    --------        --------     --------   --------    --------       --------
  Total dividends and distributions...............     (1.95)          (1.04)       (0.54)     (0.17)      (0.15)         (0.28)
                                                    --------        --------     --------   --------    --------       --------
  Net asset value at end of period................  $  20.10        $  19.82     $  18.92   $  17.96    $  17.42       $  15.29
                                                    ========        ========     ========   ========    ========       ========
  Total investment return (c).....................     12.18%          10.53%(d)(e)     8.43%     4.05%     15.02%(f)     (17.75%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income........................      1.81%           1.42%        1.10%(b)     0.94%      1.21%+        1.57%
     Net expenses.................................      1.19%           1.19%        1.19%      1.30%       1.33%+         1.30%
     Expenses (before waiver/reimbursement).......      1.27%           1.34%(d)     1.31%      1.30%       1.33%+         1.31%
  Portfolio turnover rate.........................        68%             70%(g)       77%(g)      103%        67%           96%
  Net assets at end of period (in 000's)..........  $518,547        $502,340     $ 98,180   $115,877    $138,787       $140,298



                                                                                      Class C
                                                      -----------------------------------------------------------------------
                                                                                                  January 1,
                                                                                                     2003*           Year
                                                               Year ended October 31,               through         ended
                                                      ----------------------------------------    October 31,    December 31,
                                                       2007          2006      2005      2004        2003            2002
                                                      ------        ------    ------    ------    -----------    ------------
  Net asset value at beginning of period............  $19.84        $18.94    $17.98    $17.45      $15.32          $18.95
                                                      ------        ------    ------    ------      ------          ------
  Net investment income.............................    0.21(a)       0.12(a)   0.07(b)   0.04        0.06(a)         0.14
  Net realized and unrealized gain (loss) on
   investments......................................    1.88          1.67(e)   1.28      0.53        2.13           (3.61)
                                                      ------        ------    ------    ------      ------          ------
  Total from investment operations..................    2.09          1.79      1.35      0.57        2.19           (3.47)
                                                      ------        ------    ------    ------      ------          ------
  Less dividends and distributions:
   From net investment income.......................   (0.21)        (0.12)    (0.06)    (0.04)      (0.06)          (0.16)
   From net realized gain on investments............   (1.60)        (0.77)    (0.33)       --          --              --
                                                      ------        ------    ------    ------      ------          ------
  Total dividends and distributions.................   (1.81)        (0.89)    (0.39)    (0.04)      (0.06)          (0.16)
                                                      ------        ------    ------    ------      ------          ------
  Net asset value at end of period..................  $20.12        $19.84    $18.94    $17.98      $17.45          $15.32
                                                      ======        ======    ======    ======      ======          ======
  Total investment return (c).......................   11.33%         9.69%(d)(e)   7.60%   3.27%    14.33%(f)      (18.37%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income..........................    1.06%         0.62%     0.35%(b)   0.19%      0.46%+          0.82%
     Net expenses...................................    1.94%         1.94%     1.94%     2.05%       2.08%+          2.05%
     Expenses (before waiver/reimbursement).........    2.02%         2.09%(d)   2.06%    2.05%       2.08%+          2.06%
  Portfolio turnover rate...........................      68%           70%(g)     77%(g)    103%       67%             96%
  Net assets at end of period (in 000's)............  $2,980        $3,175    $3,854    $4,532      $4,845          $4,501



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge. Class
     I is not subject to sales charges.
(d)  Includes nonrecurring reimbursements for Manager for
     professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's
     reimbursement of such losses were less than $0.01 per share on net realized gains on investments and the effect on total return was 0.02%, respectively.
(f)  Total return is not annualized.
(g)  The portfolio turnover rate not including mortgage dollar rolls is 55% and 38% for the years ended October 31, 2006
     and 2005, respectively.

                                                            FINANCIAL HIGHLIGHTS

                                                               TOTAL RETURN FUND


                                              Class B
      ---------------------------------------------------------------------------------------
                                                                January 1,
                                                                   2003*
                     Year ended October 31,                       through         Year ended
      ----------------------------------------------------      October 31,      December 31,
        2007            2006          2005          2004           2003              2002
      --------        --------      --------      --------      -----------      ------------
      $  19.86        $  18.95      $  17.98      $  17.45       $  15.32         $    18.95
      --------        --------      --------      --------       --------         ----------
          0.21(a)         0.11(a)       0.07(b)       0.04           0.06(a)            0.14
          1.89            1.69(e)       1.29          0.53           2.13              (3.61)
      --------        --------      --------      --------       --------         ----------
          2.10            1.80          1.36          0.57           2.19              (3.47)
      --------        --------      --------      --------       --------         ----------
         (0.21)          (0.12)        (0.06)        (0.04)         (0.06)             (0.16)
         (1.60)          (0.77)        (0.33)           --             --                 --
      --------        --------      --------      --------       --------         ----------
         (1.81)          (0.89)        (0.39)        (0.04)         (0.06)             (0.16)
      --------        --------      --------      --------       --------         ----------
      $  20.15        $  19.86      $  18.95      $  17.98       $  17.45         $    15.32
      ========        ========      ========      ========       ========         ==========
         11.37%           9.74%(d)(e)     7.66%       3.27%         14.33%(f)         (18.37%)
          1.06%           0.55%         0.35%(b)      0.19%          0.46%+             0.82%
          1.94%           1.94%         1.94%         2.05%          2.08%+             2.05%
          2.02%           2.09%(d)      2.06%         2.05%          2.08%+             2.06%
            68%             70%(g)        77%(g)       103%            67%                96%
      $156,346        $202,149      $665,908      $749,689       $829,016         $  793,340



                             Class I
      -----------------------------------------------------
                                                January 2,
                                                  2004**
             Year ended October 31,               through
      ------------------------------------      October 31,
       2007           2006           2005          2004
      ------         ------         ------      -----------
      $19.90         $18.98         $17.92        $17.98
      ------         ------         ------        ------
        0.44(a)        0.36(a)        0.26(b)       0.15
        1.93           1.69 (e)       1.42         (0.03)
      ------         ------         ------        ------
        2.37           2.05           1.68          0.12
      ------         ------         ------        ------
       (0.42)         (0.36)         (0.29)        (0.18)
       (1.60)         (0.77)         (0.33)           --
      ------         ------         ------        ------
       (2.02)         (1.13)         (0.62)        (0.18)
      ------         ------         ------        ------
      $20.25         $19.90         $18.98        $17.92
      ======         ======         ======        ======
       12.65%         11.11%(d)(e)    9.51%         0.68%(f)
        2.23%          1.86%          1.43%(b)      1.40%+
        0.81%          0.74%          0.86%         0.84%+
        0.93%          0.89%(d)       0.98%         0.84%+
          68%            70%(g)         77%(g)       103%
      $   29         $   13         $    7        $    3

FINANCIAL HIGHLIGHTS

GLOBAL HIGH INCOME FUND
(A SERIES OF THE MAINSTAY FUNDS)

                                                                                      Class A
                                                  -------------------------------------------------------------------------------
                                                                                                      January 1,
                                                                                                         2003*           Year
                                                               Year ended October 31,                   through         ended
                                                  ------------------------------------------------    October 31,    December 31,
                                                    2007          2006           2005       2004         2003            2002
                                                  --------      --------        -------    -------    -----------    ------------
  Net asset value at beginning of period....      $  11.82      $  11.44        $ 11.17    $ 10.49      $  8.89        $  8.72
                                                  --------      --------        -------    -------      -------        -------
  Net investment income                               0.67(a)       0.69(a)        0.73       0.76         0.63           0.73
  Net realized and unrealized gain on
   investments..............................          0.24          0.59(e)        0.49       0.67         1.56           0.19
  Net realized and unrealized gain (loss) on
   foreign currency transactions............          0.01          0.01           0.00(b)    0.00(b)      0.00(b)       (0.01)
                                                  --------      --------        -------    -------      -------        -------
  Total from investment operations..........          0.92          1.29           1.22       1.43         2.19           0.91
                                                  --------      --------        -------    -------      -------        -------
  Less dividends and distributions:
   From net investment income...............         (0.67)        (0.91)         (0.76)     (0.75)       (0.59)         (0.74)
   From net realized gain on investments....         (0.26)           --          (0.19)        --           --             --
                                                  --------      --------        -------    -------      -------        -------
  Total dividends and distributions.........         (0.93)        (0.91)         (0.95)     (0.75)       (0.59)         (0.74)
                                                  --------      --------        -------    -------      -------        -------
  Net asset value at end of period..........      $  11.81      $  11.82        $ 11.44    $ 11.17      $ 10.49        $  8.89
                                                  ========      ========        =======    =======      =======        =======
  Total investment return (c)...............          8.11%        11.75%(d)(e)   11.35%     14.26%       25.21%(f)      11.01%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income..................          5.70%         5.97%          6.63%      7.29%        7.75%+         8.49%
     Net expenses...........................          1.40%         1.40%          1.43%      1.53%        1.63%+         1.70%
     Expenses (before
      recoupment/waiver/reimbursement)......          1.37%         1.43%(d)       1.46%      1.53%        1.63%+         1.91%
  Portfolio turnover rate...................            30%           33%            34%        24%          34%            92%
  Net assets at end of period (in 000's)....      $135,321      $121,810        $86,515    $44,434      $34,371        $22,754

                                                                                       Class C
                                                    -----------------------------------------------------------------------------
                                                                                                      January 1,
                                                                                                         2003*           Year
                                                                Year ended October 31,                  through         ended
                                                    ----------------------------------------------    October 31,    December 31,
                                                     2007         2006           2005       2004         2003            2002
                                                    -------      -------        -------    -------    -----------    ------------
  Net asset value at beginning of period......      $ 11.72      $ 11.36        $ 11.10    $ 10.44      $  8.86         $ 8.68
                                                    -------      -------        -------    -------      -------         ------
  Net investment income                                0.58(a)      0.60(a)        0.65       0.69         0.57           0.67
  Net realized and unrealized gain on
   investments................................         0.23         0.58(e)        0.48       0.65         1.54           0.20
  Net realized and unrealized gain (loss) on
   foreign currency transactions..............         0.01         0.01          (0.00)(b)   (0.00)(b)      0.00(b)     (0.01)
                                                    -------      -------        -------    -------      -------         ------
  Total from investment operations............         0.82         1.19           1.13       1.34         2.11           0.86
                                                    -------      -------        -------    -------      -------         ------
  Less dividends and distributions:
   From net investment income.................        (0.58)       (0.83)         (0.68)     (0.68)       (0.53)         (0.68)
   From net realized gain on investments......        (0.26)          --          (0.19)        --           --             --
                                                    -------      -------        -------    -------      -------         ------
  Total dividends and distributions...........        (0.84)       (0.83)         (0.87)     (0.68)       (0.53)         (0.68)
                                                    -------      -------        -------    -------      -------         ------
  Net asset value at end of period............      $ 11.70      $ 11.72        $ 11.36    $ 11.10      $ 10.44         $ 8.86
                                                    =======      =======        =======    =======      =======         ======
  Total investment return (c).................         7.28%       10.87%(d)(e)   10.62%     13.36%       24.33%(f)      10.33%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................         4.95%        5.22%          5.88%      6.54%        7.00%+         7.74%
     Net expenses.............................         2.15%        2.15%          2.18%      2.28%        2.38%+         2.45%
     Expenses (before
      recoupment/waiver/reimbursement)........         2.12%        2.18%(d)       2.21%      2.28%        2.38%+         2.66%
  Portfolio turnover rate.....................           30%          33%            34%        24%          34%            92%
  Net assets at end of period (in 000's)......      $45,786      $39,176        $28,547    $16,455      $11,031         $8,060

-------

 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outsharing during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees costs. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                         GLOBAL HIGH INCOME FUND

                                             Class B
      --------------------------------------------------------------------------------------
                                                               January 1,
                                                                  2003*             Year
                    Year ended October 31,                       through           ended
      ---------------------------------------------------      October 31,      December 31,
       2007              2006         2005         2004           2003              2002
      -------           -------      -------      -------      -----------      ------------
      $ 11.72           $ 11.36      $ 11.10      $ 10.44        $  8.86          $  8.68
      -------           -------      -------      -------        -------          -------
         0.58(a)           0.60(a)      0.65         0.69           0.57             0.67
         0.23              0.58(e)      0.48         0.65           1.54             0.20
         0.01              0.01        (0.00)(b)    (0.00)(b)       0.00(b)         (0.01)
      -------           -------      -------      -------        -------          -------
         0.82              1.19         1.13         1.34           2.11             0.86
      -------           -------      -------      -------        -------          -------
        (0.58)            (0.83)       (0.68)       (0.68)         (0.53)           (0.68)
        (0.26)               --        (0.19)          --             --               --
      -------           -------      -------      -------        -------          -------
        (0.84)            (0.83)       (0.87)       (0.68)         (0.53)           (0.68)
      -------           -------      -------      -------        -------          -------
      $ 11.70           $ 11.72      $ 11.36      $ 11.10        $ 10.44          $  8.86
      =======           =======      =======      =======        =======          =======
         7.28%            10.87%(d)(e)   10.62%     13.36%         24.33%(f)        10.33%
         4.95%             5.22%        5.88%        6.54%          7.00%+           7.74%
         2.15%             2.15%        2.18%        2.28%          2.38%+           2.45%
         2.12%             2.18%(d)     2.21%        2.28%          2.38%+           2.66%
           30%               33%          34%          24%            34%              92%
      $37,913           $43,136      $57,500      $31,459        $26,881          $16,708

        Class I
      -----------
      August 31,
        2007**
        through
      October 31,
         2007
      -----------
        $11.26
        ------
          0.11(a)
          0.52
          0.04
        ------
          0.67
        ------
         (0.12)
            --
        ------
         (0.12)
        ------
        $11.81
        ======
          5.95%(f)
          6.12%+
          1.15%+
          0.99%+
            30%
        $   57

Appendix A

TAXABLE EQUIVALENT YIELD TABLE*(+)

  IF YOUR FEDERAL                                                    a tax-free yield of
  MARGINAL INCOME TAX            3.50%       4.00%       4.50%       5.00%       5.50%       6.00%       6.50%        7.00%
  RATE IS                                                      would equal a taxable yield of:
  15.00%                         4.12%       4.71%       5.29%       5.88%       6.47%       7.06%        7.65%        8.24%
  27.00%                         4.79%       5.48%       6.16%       6.85%       7.53%       8.22%        8.90%        9.59%
  30.00%                         5.00%       5.71%       6.43%       7.14%       7.86%       8.57%        9.29%       10.00%
  35.00%                         5.38%       6.15%       6.92%       7.69%       8.46%       9.23%       10.00%       10.77%
  38.60%                         5.70%       6.51%       7.33%       8.14%       8.96%       9.77%       10.59%       11.40%

* This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

(+) This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.


STATEMENTS OF ADDITIONAL INFORMATION (SAIS)

Provide more details about the Funds. The current SAIs are incorporated by reference into the Prospectus and have been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAIs and the Annual/ Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAIs) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.
SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                     MS01b-02/08



                                                                         IB

(MAINSTAY LOGO)

Prospectus for MainStay Asset Allocation Funds                 FEBRUARY 28, 2008

MAINSTAY(R) FUNDS


Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Growth Allocation Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        WHAT'S INSIDE

  3      Investment Objectives, Principal Investment Strategy and
         Principal Risks:
         An Overview

         ASSET ALLOCATION FUNDS
  6      MainStay Conservative Allocation Fund
 10      MainStay Moderate Allocation Fund
 14      MainStay Moderate Growth Allocation Fund
 18      MainStay Growth Allocation Fund

 22      The Underlying Funds: Investment Strategies and Risks

 27      Shareholder Guide

 54      Know With Whom You're Investing

 57      Financial Highlights

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of Eclipse Funds Inc., a Maryland corporation (the "Company") which is a series mutual fund that offers different series that invest for varying combinations of income and capital appreciation (together with Eclipse Funds and The MainStay Funds, referred to as "MainStay Funds"). Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager").

Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the "Underlying Funds"). Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval. The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Funds. The Manager uses a two-step asset allocation process to create a Fund's portfolio. The first step is a strategic asset allocation to determine the percentage of each Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in Underlying Funds in two broad asset classes -- equity and fixed income ("Underlying Equity Funds" and "Underlying Fixed Income Funds," respectively). The Manager monitors and periodically may adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following table illustrates each Fund's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

                                                         EQUITY
                                            --------------------------------
                                             U.S.    INTERNATIONAL    TOTAL
                                            EQUITY      EQUITY        EQUITY   FIXED INCOME
  MainStay Conservative Allocation Fund      35%           5%           40%        60%
  MainStay Moderate Allocation Fund          50%          10%           60%        40%



  MainStay Moderate Growth Allocation Fund   65%          15%           80%        20%
  MainStay Growth Allocation Fund            80%          20%          100%         0%




Percentages represent target allocations, actual percentages may vary up to +/-10%

The second step involves the actual selection of Underlying Funds to represent the two broad asset classes indicated above and determination of target weightings among the Underlying Funds for each Fund's portfolio. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Funds also may invest in Underlying Funds that are money market funds.

The Underlying Funds use a broad array of investment styles. These funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "The Underlying Funds: Investment Strategies and Risks" for a description of the principal risks associated with the Underlying Funds.

The Manager monitors each Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying Funds continue to conform to the Fund's target allocations over time. The Manager will rebalance each Fund's investments in the Underlying Funds as it deems appropriate to bring the portfolio back within target weightings and asset class allocations. The Manager may change the asset class allocations, the portfolio of Underlying Funds, or the target weightings without prior approval from shareholders. Each Fund's investment objective is non-fundamental which means it may be changed without shareholder approval.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objectives or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objectives.

ASSET ALLOCATION

Although allocation among different asset classes generally limits a Fund's exposure to the risks of any one class, the risk remains that the Manager may favor an asset class that performs poorly relative to the other asset class. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

CONCENTRATION RISK

In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund, and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

"FUND OF FUNDS" STRUCTURE AND EXPENSES

The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objectives by investing in other mutual funds. By investing in a Fund, you indirectly will bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

INVESTMENT IN AFFILIATED UNDERLYING FUNDS

The Manager has discretion, within the terms of this Prospectus, to select and substitute Underlying Funds and to establish target weightings. The Manager may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. Similarly, the portfolio manager may have an incentive to select certain Underlying Funds due to compensation considerations. However, the Manager and portfolio managers have a fiduciary duty to the Funds to act in their best interests when selecting Underlying Funds, and the Board of Directors of the Funds (the "Board") oversees the Manager's performance.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

MAINSTAY CONSERVATIVE ALLOCATION FUND

The MainStay Conservative Allocation Fund's investment objective is to seek current income and, secondarily, long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 3 for a summary of how the Manager allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

- Credit Risk

- Foreign Securities Risk

- Growth Securities Risk

- High Portfolio Turnover

- High-Yield Bond Risk

- Interest Rate Risk

- Liquidity Risk

- Market Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- Smaller Company Risk

- Value Securities Risk

Please see "The Underlying Funds: Investment Strategies and Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

                                                    CONSERVATIVE ALLOCATION FUND

[FLOATING RATE FUND BAR CHART]

06                                                                               9.22
07                                                                               7.58

ANNUAL RETURNS, CLASS I SHARES
(calendar year 2006-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (April 4, 2005) through December 31, 2007, adjusted for differences in fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(2006-2007)


                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                          4.11%             3Q/06
  Lowest return/worst quarter                                         -0.92%             2Q/06





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         LIFE OF FUND(1)
  Conservative Allocation Fund
    Investor Class                                                   1.30%               5.45%
    Class A                                                          1.30%               5.45%
    Class B                                                          1.39%               5.88%
    Class C                                                          5.38%               6.86%
    Class I                                                          7.58%               8.09%

  Return After Taxes on Distributions(2)
    Class I                                                          5.97%               6.72%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                          5.15%               6.21%

  S&P 500 Index(3)
    (reflects no deductions for fees, expenses, or taxes)            5.49%              10.50%

  MSCI EAFE Index(4)
    (reflects no deductions for fees, expenses, or taxes)           11.17%              19.15%

  Lehman Brothers Aggregate Index(5)
    (reflects no deductions for Bond fees, expenses, or taxes)       6.97%               5.10%



1    The Fund commenced operations on April 4, 2005.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C may vary.

3 The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

4    The Morgan Stanley Capital International Europe,
     Australasia, and Far East Index -- the MSCI EAFE Index -- is an un-managed index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

5 The Lehman Brothers Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman
     Brothers indices: the Government Index, Corporate Index,
     Mortgage-Backed Securities Index, and Asset-Backed
     Securities Index. To qualify for inclusion in the Lehman
     Brothers Aggregate Bond Index, securities must be U.S.
     dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

CONSERVATIVE ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
                                                                INVESTOR
  (fees paid directly from your investment)                     CLASS            CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             5.50%           5.50%            None            None
  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                None             None           5.00%           1.00%



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                        None             None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                 None             None            None            None



  Distribution and/or Service (12b-1) Fees(2)                     0.25%           0.25%           1.00%           1.00%



  Other Expenses(3)                                               0.35%           0.19%           0.30%           0.30%



  Acquired (Underlying) Fund Fees and Expenses(4)                 0.62%           0.62%           0.62%           0.62%



  Total Annual Fund Operating Expenses                            1.22%           1.06%           1.92%           1.92%



  Fee Recoupments/(Waivers/Reimbursements)(5)                   (0.10)%             --%           (0.06)%         (0.06)%



  Net Annual Fund and Underlying Fund Expenses(5)                 1.12%           1.06%           1.86%           1.86%



  Net Annual Fund Operating Expenses (excluding Underlying
  Fund Operating Expenses)(5)                                     0.50%           0.44%           1.24%           1.24%




  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             None
  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                        None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                 None



  Distribution and/or Service (12b-1) Fees(2)                     None



  Other Expenses(3)                                              0.35%



  Acquired (Underlying) Fund Fees and Expenses(4)                0.62%



  Total Annual Fund Operating Expenses                           0.97%



  Fee Recoupments/(Waivers/Reimbursements)(5)                    (0.10)%



  Net Annual Fund and Underlying Fund Expenses(5)                0.87%



  Net Annual Fund Operating Expenses (excluding Underlying
  Fund Operating Expenses)(5)                                    0.25%




1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

3 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes."Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).

4 In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The table shows the Fund's indirect expense from investing in the Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended, October 31, 2007. This expense may be higher or lower over time depending on the allocation of the Fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.50%; Class A, 0.50%; Class B, 1.25%; Class C, 1.25%; and Class I, 0.25%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 0.50% for Class A shares. The limitations for the other share classes were the same as in the April 1, 2008 Agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                    CONSERVATIVE ALLOCATION FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

              INVESTOR    CLASS
               CLASS        A                       CLASS B                                   CLASS C                   CLASS I
                                    Assuming no   Assuming redemption         Assuming no   Assuming redemption
                                    redemption    at the end of each period   redemption    at the end of each period
   1 Year     $   658    $   652      $   189              $   689              $   189              $   289            $    89

   3 Years    $   907    $   869      $   597              $   897              $   597              $   597            $   299



   5 Years    $ 1,174    $ 1,103      $ 1,031              $ 1,231              $ 1,031              $ 1,031            $   527

   10 Years   $ 1,938    $ 1,773      $ 2,056              $ 2,056              $ 2,238              $ 2,238            $ 1,181




* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

MAINSTAY MODERATE ALLOCATION FUND

The MainStay Moderate Allocation Fund's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Funds, and approximately 40% (within a range of 30%-50%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 3 for a summary of how the Manager allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

- Credit Risk

- Foreign Securities Risk

- Growth Securities Risk

- High Portfolio Turnover

- High-Yield Bond Risk

- Interest Rate Risk

- Liquidity Risk

- Market Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- Smaller Company Risk

- Value Securities Risk

Please see "The Underlying Funds: Investment Strategies and Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

                                                        MODERATE ALLOCATION FUND

[FLOATING RATE FUND BAR CHART]

06                                                                               11.63
07                                                                                8.62

ANNUAL RETURNS, CLASS I SHARES
(calendar year 2006-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (April 4, 2005) through December 31, 2007, adjusted for differences in fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(2006-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       4.72%             4Q/06
  Lowest return/worst quarter                                       -1.11%            2Q/06





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         LIFE OF FUND(1)
  Moderate Allocation Fund
    Investor Class                                                   2.27%               7.49%
    Class A                                                          2.27%               7.49%
    Class B                                                          2.40%               7.92%
    Class C                                                          6.40%               8.90%
    Class I                                                          8.62%              10.06%

  Return After Taxes on Distributions(2)
    Class I                                                          7.12%               8.75%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                          5.99%               7.98%

  S&P 500 Index(3)
    (reflects no deductions for fees, expenses, or taxes)            5.49%              10.50%

  MSCI EAFE Index(4)
    (reflects no deductions for fees, expenses, or taxes)           11.17%              19.15%

  Lehman Brothers Aggregate Index(5)
    (reflects no deductions for Bond fees, expenses, or taxes)       6.97%               5.10%



1    The Fund commenced operations on April 4, 2005.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C may vary.

3    "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.
     The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

4    The Morgan Stanley Capital International Europe,
     Australasia, and Far East Index -- the MSCI EAFE Index -- is an un-managed index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

5 The Lehman Brothers Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman
     Brothers indices: the Government Index, Corporate Index,
     Mortgage-Backed Securities Index, and Asset-Backed
     Securities Index. To qualify for inclusion in the Lehman
     Brothers Aggregate Bond Index, securities must be U.S.
     dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

MODERATE ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
                                                    INVESTOR
  (fees paid directly from your investment)          CLASS           CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                 5.50%           5.50%            None            None            None
  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)            None            None           5.00%           1.00%            None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)             None            None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees                                      None            None            None            None            None
  Distribution and/or Service (12b-1) Fees(2)         0.25%           0.25%           1.00%           1.00%            None
  Other Expenses(3)                                   0.34%           0.16%           0.29%           0.29%           0.18%



  Acquired (Underlying) Fund Fees and Expenses(4)     0.66%           0.66%           0.66%           0.66%           0.66%
  Total Annual Fund Operating Expenses                1.25%           1.07%           1.95%           1.95%           0.84%
  Fee Recoupments/(Waivers/Reimbursements)            (0.14)%            --           (0.09)%         (0.09)%            --
  Net Annual Fund and Underlying Fund Expenses        1.11%           1.07%           1.86%           1.86%           0.84%
  Net Annual Fund Operating Expenses (excluding
  Underlying Fund Operating Expenses)(5)              0.45%           0.41%           1.20%           1.20%           0.18%




1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

3 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).

4 In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The table shows the Fund's indirect expense from investing in the Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended, October 31, 2007. This expense may be higher or lower over time depending on the allocation of the Fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.45%; Class A, 0.45%; Class B, 1.20%; Class C, 1.20%; and Class I, 0.25%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 0.50% for Class A shares, 1.25% for Class B shares and 1.25% for Class C shares. The limitations for Class I shares were the same as in the April 1, 2008 Agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                        MODERATE ALLOCATION FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

              INVESTOR    CLASS
               CLASS        A                       CLASS B                                   CLASS C                   CLASS I
                                    Assuming no   Assuming redemption         Assuming no   Assuming redemption
                                    redemption    at the end of each period   redemption    at the end of each period
   1 Year     $   657    $   653      $   189              $   689              $   189              $   289            $    86
   3 Years    $   912    $   872      $   604              $   904              $   604              $   604            $   268



   5 Years    $ 1,186    $ 1,108      $ 1,044              $ 1,244              $ 1,044              $ 1,044            $   466
   10 Years   $ 1,967    $ 1,784      $ 2,086              $ 2,086              $ 2,268              $ 2,268            $ 1,037




* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

MAINSTAY MODERATE GROWTH ALLOCATION FUND

The MainStay Moderate Growth Allocation Fund's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Funds and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 3 for a summary of how the Manager allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

- Credit Risk

- Foreign Securities Risk

- Growth Securities Risk

- High Portfolio Turnover

- High-Yield Bond Risk

- Interest Rate Risk

- Liquidity Risk

- Market Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- Smaller Company Risk

- Value Securities Risk

Please see "The Underlying Funds: Investment Strategies and Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

                                                 MODERATE GROWTH ALLOCATION FUND

[FLOATING RATE FUND BAR CHART]

06                                                                               13.94
07                                                                                8.89

ANNUAL RETURNS, CLASS I SHARES
(calendar year 2006-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (April 4, 2005) through December 31, 2007, adjusted for differences in fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(2006-2007)


                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                          6.04%             4Q/06
  Lowest return/worst quarter                                         -1.90%             2Q/06





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         LIFE OF FUND(1)
  Moderate Growth Allocation Fund
    Investor Class                                                   2.61%                8.91%
    Class A                                                          2.61%                8.91%
    Class B                                                          2.76%                9.40%
    Class C                                                          6.77%               10.33%
    Class I                                                          8.89%               11.58%

  Return After Taxes on Distributions(2)
    Class I                                                          7.42%               10.41%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                          6.27%                9.42%

  S&P 500 Index(3)
    (reflects no deductions for fees, expenses, or taxes)            5.49%               10.50%

  MSCI EAFE Index(4)
    (reflects no deductions for fees, expenses, or taxes)           11.17%               19.15%

  Lehman Brothers Aggregate Index(5)
    (reflects no deductions for Bond fees, expenses, or taxes)       6.97%                5.10%



1    The Fund commenced operations on April 4, 2005.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares of the Fund. After-tax returns for Investor Class
     Class A, B and C may vary.

3    "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.
     The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

4    The Morgan Stanley Capital International Europe,
     Australasia, and Far East Index -- the MSCI EAFE Index -- is an un-managed index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

5 The Lehman Brothers Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman
     Brothers indices: the Government Index, Corporate Index,
     Mortgage-Backed Securities Index, and Asset-Backed
     Securities Index. To qualify for inclusion in the Lehman
     Brothers Aggregate Bond Index, securities must be U.S.
     dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

MODERATE GROWTH ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
                                                    INVESTOR
  (fees paid directly from your investment)          CLASS           CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                 5.50%           5.50%            None            None            None
  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)            None            None           5.00%           1.00%            None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)             None            None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                      None            None            None            None            None
  Distribution and/or Service (12b-1) Fees(2)         0.25%           0.25%           1.00%           1.00%            None



  Other Expenses(3)                                   0.41%           0.20%           0.34%           0.34%           0.31%
  Acquired (Underlying) Fund Fees and Expenses(4)     0.71%           0.71%           0.71%           0.71%           0.71%



  Total Annual Fund Operating Expenses                1.37%           1.16%           2.05%           2.05%           1.02%
  Fee Recoupments/(Waivers/Reimbursements)            (0.21)%         (0.01)%         (0.14)%         (0.14)%         (0.06)%
  Net Annual Fund and Underlying Fund Expenses        1.16%           1.15%           1.91%           1.91%           0.96%
  Net Annual Fund Operating Expenses (excluding
  Underlying Fund Operating Expenses)(5)              0.45%           0.44%           1.20%           1.20%           0.25%




1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

3 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).

4 In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The table shows the Fund's indirect expense from investing in the Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended, October 31, 2007. This expense may be higher or lower over time depending on the allocation of the Fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.45%; Class A, 0.43%; Class B, 1.20%; Class C, 1.20%; and Class I, 0.25%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 0.50% for Class A shares, 1.25% for Class B shares and 1.25% for Class C shares. The limitations for Class I shares were the same as in the April 1, 2008 Agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                 MODERATE GROWTH ALLOCATION FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

              INVESTOR    CLASS
               CLASS        A                       CLASS B                                   CLASS C                   CLASS I
                                    Assuming no   Assuming redemption         Assuming no   Assuming redemption
                                    redemption    at the end of each period   redemption    at the end of each period
   1 Year      $  662     $  661      $  194               $  694               $  194               $  294             $   98
   3 Years     $  940     $  897      $  629               $  929               $  629               $  629             $  319



   5 Years     $1,240     $1,152      $1,090               $1,290               $1,090               $1,090             $  557
   10 Years    $2,088     $1,881      $2,194               $2,194               $2,368               $2,368             $1,242




* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

MAINSTAY GROWTH ALLOCATION FUND

The MainStay Growth Allocation Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Funds (normally within a range of 85%-100%). For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 3 for a summary of how the Manager allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

- Foreign Securities Risk

- Growth Securities Risk

- High Portfolio Turnover

- Liquidity Risk

- Market Risk

- Smaller Company Risk

- Value Securities Risk

Please see "The Underlying Funds: Investment Strategies and Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

                                                          GROWTH ALLOCATION FUND

[FLOATING RATE FUND BAR CHART]

06                                                                               15.87
07                                                                                9.83

ANNUAL RETURNS, CLASS I SHARES
(calendar year 2006-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (April 4, 2005) through December 31, 2007, adjusted for differences in fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(2006-2007)


                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                          7.14%             2Q/07
  Lowest return/worst quarter                                         -2.25%             2Q/06





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         LIFE OF FUND(1)
  Growth Allocation Fund
    Investor Class                                                   3.49%               10.37%
    Class A                                                          3.49%               10.37%
    Class B                                                          3.64%               10.91%
    Class C                                                          7.73%               11.88%
    Class I                                                          9.83%               13.15%
  Return After Taxes on Distributions(2)
    Class I                                                          8.47%               12.07%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                          7.03%               10.86%
  S&P 500 Index(3)
    (reflects no deductions for fees, expenses, or taxes)            5.49%               10.50%
  MSCI EAFE Index(4)
    (reflects no deductions for fees, expenses, or taxes)           11.17%               19.15%



1    The Fund commenced operations on April 4, 2005.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C may vary.

3    "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.
     The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

4    The Morgan Stanley Capital International Europe,
     Australasia, and Far East Index -- the MSCI EAFE Index -- is an un-managed index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

GROWTH ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES                                              INVESTOR                                  CLASS
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS     CLASS A   CLASS B   CLASS C      I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             5.50%     5.50%     None      None      None
  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                None      None      5.00%     1.00%     None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                        None      None      None      None      None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees                                                 None      None      None      None      None
  Distribution and/or Service (12b-1) Fees(2)                     0.25%     0.25%     1.00%     1.00%     None
  Other Expenses(3)                                               0.42%     0.21%     0.37%     0.37%     0.40%
  Acquired (Underlying) Fund Fees and Expenses(4)                 0.73%     0.73%     0.73%     0.73%     0.73%
  Total Annual Fund Operating Expenses                            1.40%     1.19%     2.10%     2.10%     1.13%
  Fee Recoupments/(Waivers/Reimbursements)(5)                    (0.17)%      --%    (0.13)%   (0.13)%   (0.16)%



  Net Annual Fund and Underlying Fund Expenses(5)                 1.23%     1.19%     1.97%     1.97%     0.97%
  Net Annual Fund Operating Expenses (excluding Underlying
  Fund Operating Expenses)(5)                                     0.50%     0.46%     1.24%     1.24%     0.24%




1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

3 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).

4 In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The table shows the Fund's indirect expense from investing in the Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended, October 31, 2007. This expense may be higher or lower over time depending on the allocation of the Fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.50%; Class A, 0.47%; Class B, 1.25%; Class C, 1.25%; and Class I, 0.25%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 0.50% for Class A shares. The limitations for the other share classes were the same as in the April 1, 2008 Agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                          GROWTH ALLOCATION FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  Investor
                   CLASS     CLASS A                    CLASS B                                   CLASS C                   CLASS I
                                        Assuming no   Assuming redemption         Assuming no   Assuming redemption
                                        redemption    at the end of each period   redemption    at the end of each period
   1 Year         $   668    $   665      $   200              $   700              $   200              $   300            $    99

   3 Years        $   953    $   907      $   645              $   945              $   645              $   645            $   343



   5 Years        $ 1,258    $ 1,168      $ 1,117              $ 1,317              $ 1,117              $ 1,117            $   607

   10 Years       $ 2,123    $ 1,914      $ 2,242              $ 2,242              $ 2,421              $ 2,421            $ 1,360




* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if eligible to convert to Class A shares instead.

THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

Information about the Funds' principal investments, investment practices and principal risks appears at the beginning of this Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations, or are reorganized.

Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The following charts summarize the investment objectives and strategies of the MainStay Funds that may be used as Underlying Funds in each asset category. FOR A COMPLETE DESCRIPTION OF THESE UNDERLYING FUNDS, PLEASE SEE THE UNDERLYING FUND PROSPECTUSES, WHICH ARE AVAILABLE WITHOUT CHARGE BY CALLING MAINSTAY INVESTMENTS TOLL-FREE 1-800-MAINSTAY (1-800-624-6782) OR ON THE INTERNET AT WWW.MAINSTAYFUNDS.COM.

  UNDERLYING EQUITY FUNDS               INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
  MainStay All Cap Growth Fund          Seeks long-term growth of capital.    Securities of companies with of
                                        Dividend income, if any, is a         market capitalizations that range
                                        consideration incidental to the       from $47 million to $528 billion as
                                        Fund's objective of growth of         described by the Russell 3000(R)
                                        capital                               Growth Index(1)

  MainStay Capital Appreciation Fund    Seeks long-term growth of capital.    Securities of U.S. companies
                                        Dividend income, if any, is an
                                        incidental consideration



  MainStay Common Stock Fund            Seeks long-term growth of capital     Common stock of well-established
                                        with income as a secondary            large- to mid-cap companies
                                        consideration

  MainStay Growth Equity Fund           Seeks long-term growth of capital     Equity securities of large companies
                                                                              with market capitalizations of $624
                                                                              million to $528 billion as described
                                                                              by the Russell 1000(R) Growth
                                                                              Index(1)



  MainStay ICAP Equity Fund             Seeks a superior total return with    U.S. dollar-denominated equity
                                        only a moderate degree of risk.       securities of U.S. and foreign
                                                                              companies with market
                                                                              capitalizations of at least $2
                                                                              billion

  MainStay ICAP International Fund      Seeks a superior total return with    Equity securities of foreign
                                        income as a secondary objective       companies with market
                                                                              capitalizations of at least $2
                                                                              billion



  MainStay ICAP Select Equity Fund      Seeks a superior total return         U.S. dollar-denominated equity
                                                                              securities of U.S. and foreign
                                                                              companies with market
                                                                              capitalizations of at least $2
                                                                              billion

  MainStay International Equity Fund    Seeks long-term growth of capital     Equity securities of companies who
                                        with income as a secondary objective  do business mainly outside the U.S.



  MainStay Large Cap Growth Fund        Seeks long-term growth of capital     Common stock of companies having a
                                                                              market capitalization in excess of
                                                                              $4 billion

  MainStay Large Cap Opportunity Fund   Seeks high total return               Common and preferred stock of large
                                                                              companies with market
                                                                              capitalizations of $479 million to
                                                                              $528 billion as described by the
                                                                              Russell 1000(R) Index(1)



  MainStay MAP Fund                     Seeks long-term appreciation of       Common stocks and convertible
                                        capital with income as a secondary    securities of U.S. companies
                                        objective

1 The market capitalizations of companies in this Index fluctuate; the ranges shown are as of the date of this Prospectus.

                           THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

  UNDERLYING EQUITY FUNDS               INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
  MainStay Mid Cap Growth Fund          Seeks long-term growth of capital     Common stock and related securities
                                                                              of companies with market
                                                                              capitalizations of $624 million to
                                                                              $42 billion as described by the
                                                                              Russell Midcap(R) Growth Index(1)

  MainStay Mid Cap Opportunity Fund     Seeks high total return               Common and preferred stock of
                                                                              companies with market
                                                                              capitalizations of $479 million to
                                                                              $42 billion as described by the
                                                                              Russell Midcap(R) Value Index(1)



  MainStay Mid Cap Value Fund           Realize maximum long-term total       Common and preferred stock of
                                        return                                companies with market
                                                                              capitalizations of $479 million to
                                                                              $42 billion as described by the
                                                                              Russell Midcap Value Index(1)

  MainStay S&P 500 Index Fund           Seeks to provide investment results   Stocks in the S&P 500(R) Index in
                                        that correspond to the total return   the same proportion, to the extent
                                        performance of common stocks in the   feasible, as they are represented in
                                        aggregate, as represented by the S&P  the Index
                                        500(R) Index(2)



  MainStay Small Cap Growth Fund        Seeks long-term capital appreciation  Common and preferred stock of small companies with market
                                                                              capitalizations of $27 million to $8
                                                                              billion as described by the Russell
                                                                              2000 Index(1)

  MainStay Small Cap Opportunity Fund   Seeks high total return               Common and preferred stock of
                                                                              companies with market
                                                                              capitalizations of $27 million to $6
                                                                              billion as described by the Russell
                                                                              2000 Value Index(1)



  MainStay Small Cap Value Fund         Seeks long-term capital appreciation  Common stock and convertible securities of companies with market
                                                                              capitalizations of $27 million to $6
                                                                              billion as described by the Russell
                                                                              2000 Value Index(1)

  MainStay Value Fund                   Seeks long-term total return from a   Equity securities believed to be
                                        combination of capital growth and     undervalued
                                        income




2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.

  UNDERLYING FIXED INCOME FUNDS         INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
  MainStay Diversified Income Fund      Seeks to provide current income and   Diversified portfolio of domestic
                                        competitive overall return            and foreign debt or debt-related
                                                                              securities issued by governments and
                                                                              corporations

  MainStay Floating Rate Fund           Seeks to provide high current income  Diversified portfolio of floating rate loans and other floating rate
                                                                              debt securities



  MainStay Government Fund              Seeks a high level of current income  U.S. government securities and non-
                                        consistent with safety of principal   government mortgage-related and
                                                                              asset-backed securities

  MainStay High Yield Corporate Bond    Seeks maximum current income with     Foreign and domestic corporate high-
  Fund                                  capital appreciation as a secondary   yield debt securities
                                        objective



  MainStay Indexed Bond Fund            Seeks to provide investment results   Corporate and U.S. Government fixed
                                        that correspond to the total return   income securities in the BIG Index
                                        performance of the BIG Index(3)

  MainStay Institutional Bond Fund      Seeks to maximize total return        High quality, short-to
                                        consistent with maintaining           intermediate-term bonds and other
                                        liquidity and preserving capital      debt securities



  MainStay Intermediate Term Bond Fund  Seeks to maximize total return        All types of debt securities,
                                        consistent with liquidity and low     typically having an effective
                                        risk to principal                     maturity of 3 to 10 years

  MainStay Short Term Bond Fund         Seeks to maximize total return,       Diversified portfolio of debt
                                        consistent with liquidity and         securities with maturities of 3
                                        preservation of capital               years or less




3 The Citigroup Broad Investment Grade Bond Index (the "BIG Index") is an unmanaged capitalization weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

  UNDERLYING MONEY MARKET FUNDS         INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
  MainStay Cash Reserves Fund           Seeks a high level of current income  High-quality, short-term securities
                                        while preserving capital and          denominated in U.S. dollars that
                                        maintaining liquidity                 mature in 13 months or less

  MainStay Money Market Fund            Seeks a high level of current income  High-quality, short-term securities
                                        while preserving capital and          denominated in U.S. dollars that
                                        maintaining liquidity                 mature in 13 months or less



  MainStay Principal Preservation Fund  Seeks to maximize total return        Short-term, high quality, U.S.
                                        consistent with maintaining           dollar- denominated securities with
                                        liquidity and preserving capital      remaining maturities of thirteen
                                                                              months or less

THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

In addition to purchasing the securities listed in the tables above under "Primary Investments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the following section, "Principal Investment Risks of the Underlying Funds," the SAI, and the Underlying Fund prospectuses.

ADDITIONAL UNDERLYING FUNDS

In addition to the Underlying Funds listed above, each Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Manager and without shareholder approval.

PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS

- Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participation interests in municipal securities also are subject to the risk of default by the issuing bank.

- Foreign Securities Risk: Foreign investments could be more difficult to sell than U.S. investments. They also may subject an Underlying Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There also may be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

  Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and

                           THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

  shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

  Many of the foreign securities in which the Underlying Funds invest will be denominated in foreign currency. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of an Underlying Funds' assets. However, an Underlying Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

- Growth Securities Risk: Certain Underlying Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

- High Portfolio Turnover: Portfolio turnover measures the amount of trading an Underlying Fund does during the year. Due to its trading strategies, an Underlying Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Underlying Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. An Underlying Fund with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Underlying Fund) and may generate short-term capital gains (on which you or a Fund will pay taxes, even if it does not sell any shares by year-end).

- High-Yield Bond Risk: High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the portfolio manager and are sometimes considered speculative. Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

- Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Underlying Funds' portfolios generally will rise.

- Liquidity Risk: Certain of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Fund from selling these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

- Market Risk: The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

- Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of an Underlying Fund's fixed income investments will affect the volatility of its share price.

- Mortgage- and Asset-Backed Security Risk: Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. A portfolio manager's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may be also subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for an Underlying Fund to lose money as interest rates rise.

- Smaller Company Risk: The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

- Value Securities Risk: Certain Underlying Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investment. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY


This Prospectus offers Investor Class, Class A, B, C, and I shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.


The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in a Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs is:


- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.


An important point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about the fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds

SHAREHOLDER GUIDE


typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:


- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero. The Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes


                   INVESTOR
                    CLASS       CLASS A          CLASS B             CLASS C        CLASS I
  Initial sales      Yes          Yes             None                None          None
  charge

  Contingent       None(1)      None(1)       Sliding scale       1% on sale of     None
  deferred sales                            during the first     shares held for
  charge                                     six years after    one year or less
                                                purchase



  Ongoing           0.25%        0.25%            0.75%               0.75%         None
  service and/or                              distribution        distribution
  distribution                                0.25% service       0.25% service
  fee (Rule                                   (1.00% total)       (1.00% total)
  12b-1 fee)

  Shareholder        None         None            None                None          None
  service fee
  (non-Rule
  12b-1 fee)



  Redemption fee     None         None            None                None          None

  Conversion         See          See              Yes                None          None
  feature          below(2)     below(2)



  Purchase           None         None          $100,000           $1,000,000       None
  maximum(3)


1Except on certain redemptions from purchases made without an initial sales charge.

2Investor Class and Class A shares may be subject to automatic conversions. Please see "Investor Class Share Considerations" and "Class A Share Considerations" for more information.

3Per transaction. Does not apply to purchases by certain retirement plans.


The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, the Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are

                                                               SHAREHOLDER GUIDE

the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.


INVESTOR CLASS SHARE CONSIDERATIONS



- Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis beginning on or about June 30, 2008. If at that time, the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that you may not aggregate your holdings of Investor Class shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782).



- Please also note that if your account balance falls below $25,000, whether by shareholder action or change in market value, after conversion to Class A shares or you no longer qualify to hold Class A shares, your account may be converted back to Investor Class shares. Please see "Class A Share Considerations" for more details.


- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.


- When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Investor Class Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS A SHARE CONSIDERATIONS


- Generally, Class A shares have a minimum investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis beginning on or about March 28, 2008 (May 1, 2008 for SIMPLE IRA accounts). If at that time, the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted

SHAREHOLDER GUIDE


  automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS


- You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.



- Due to the availability of sales charge discounts for Investor Class and Class A shares, and the higher ongoing fees for Class B shares, Investor Class and Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.


- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


- In most circumstances, you will pay a contingent deferred sales charge ("CDSC") if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAI.

                                                               SHAREHOLDER GUIDE

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no CDSC (the appreciation of the original value of your shares, then fully aged shares, and any shares you received through reinvestment of dividends and capital gains) and then shares you have held longest.

- Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution fees from 1.00% to 0.25% of average daily net assets.

- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.


CLASS I SHARE CONSIDERATIONS


- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment advisor or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER

SHAREHOLDER GUIDE

If you purchase shares through a financial intermediary, you must tell your financial advisor of your eligibility for Class I shares at the time of your purchase.

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares


The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.


                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(2)           None                None                     None

1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2 No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                                               AS A
  FOR SHARES                                     % OF AMOUNT REDEEMED SUBJECT TO
  SOLD IN THE:                                                CHARGE
  First year                                                  5.00%
  Second year                                                 4.00%



  Third year                                                  3.00%
  Fourth year                                                 2.00%



  Fifth year                                                  2.00%
  Sixth year                                                  1.00%



  Thereafter                                                   None


There are exceptions, which are described in the SAI.

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Class C Shares


Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.


Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.


There are exceptions, which are described in the SAI.


SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares


You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the table through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.


- RIGHT OF ACCUMULATION


  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund (which are offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

SHAREHOLDER GUIDE

  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a MainStay Fund, using your Right of Accumulation you can invest that $10,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $105,000 investment.

  For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Reduced Sales Charges" in the SAI.

- LETTER OF INTENT

  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, Class B, or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply the Right of Accumulation to these purchases.

  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent" in the Funds' SAI.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary, you must tell your financial advisor of your eligibility for the Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE

                                                               SHAREHOLDER GUIDE

  REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.


  More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).


  "Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.


Group Benefit Plan Purchases


You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

- 50 or more participants;

- an aggregate investment in shares of any class of the Funds of $1,000,000 or more; or

- holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.


Purchases Through Financial Services Firms


You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

SHAREHOLDER GUIDE


529 Plans


When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.


Other Waivers


There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.


Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions


If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAI.


INFORMATION ON FEES

Rule 12b-1 Plans

The Funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class and Class A 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class or Class A shares of the Funds. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Funds, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may more than offset the amount paid in initial sales charges.

Small Account Fee


Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:



- Class A accounts, retirement plan services bundled accounts and investment-only retirement accounts;

                                                               SHAREHOLDER GUIDE





- accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;



- NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year;



- accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts); and



- certain Investors Class accounts where the small account balance is due solely to the conversion from Class B shares.



This small account fee will be deducted on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

- The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to the payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.


- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with

SHAREHOLDER GUIDE

---------------------------


GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.


  these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.


Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund and the Manager do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.


Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisors, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.


For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.


BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR MAINSTAY ACCOUNT

Investor Class, and Class A, B or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same Fund.


Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes


You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you

                                                               SHAREHOLDER GUIDE

must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds. Receipt in good order of a purchase or redemption request for a Fund's shares before the close of business on a business day is deemed to constitute receipt of a proportional order for shares of the corresponding Underlying Funds on the same day. Therefore, both orders generally receive that day's NAV.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  - Name;

  - Date of birth (for individuals);

  - Residential or business street address (although post office boxes are still permitted for mailing); and

  - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

SHAREHOLDER GUIDE

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts (beginning on or about May 1, 2008), may only eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Shares Considerations" for more details.

Class A Shares

The following minimum applies if you are investing in Class A shares directly or through 403(b) plan accounts:

- $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that primarily trade on an omnibus level or through National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only), certain retirement plan accounts, including investment-only plan accounts, board members, Directors and employees of New York Life and its affiliates and subsidiaries are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class Shares automatically. Please see "Class A Shares Considerations" for more details.

Class B and C Shares

The following minimums apply if you are investing in Class B or C shares of the
Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 for subsequent purchases OR no initial and $100 for subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors--$5 million for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

                                                               SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 pm Eastern time.

  BY PHONE:            Have your investment professional          * MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY (1-800-624-6782)           within three business days. If not, MainStay
                       between 8:00 am and 6:00 pm Eastern          Investments can cancel your order and hold you liable
                       time any day the New York Stock              for costs incurred in placing it.
                       Exchange is open. Call before 4:00 pm      Be sure to write on your check:
                       Eastern time to buy shares at the          * Fund name and class of shares;
                       current day's NAV.                         * your account number; and
                                                                  * name(s) of investor(s).




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to: MainStay Funds
                       Application with a check for the           * $1,000 minimum for Investor Class, Class B and Class
                       amount of your investment to:                C shares,
                       MainStay Funds                             * $25,000 minimum for Class A shares,
                       P.O. Box 8401                              * $5 million for Class I shares
                       Boston, MA 02266-8401                      Be sure to write on your check:
                                                                  * name(s) of investor(s)
                       Send overnight orders to:                  * Fund name and class of shares
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND--INDIVIDUAL SHAREHOLDERS

                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund Name and Class of shares.
                       * Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                          To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4:00 pm Eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8:00       electronic debits from a designated bank account.
                       am and 6:00 pm Eastern time any day the New        * The maximum ACH purchase amount is $100,000.
                       York Stock Exchange is open to make an ACH
                       purchase; call before 4:00 pm to buy shares
                       at the current day's NAV; or
                        Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Investor Class, Class B and C
                       P.O. Box 8401                                        shares).
                       Boston, MA 02266-8401
                                                                          Be sure to write on your check:
                       Send overnight orders to:                          * name(s) of investor(s);
                       MainStay Funds                                     * your account number; and
                       c/o Boston Financial Data Services                 * Fund Name and Class of shares.
                       30 Dan Road
                       Canton, MA 02021-2809




                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS

                                        HOW                                             DETAILS

  BY CONTACTING YOUR INVESTMENT DEALER:                           * You may sell (redeem) your shares through your
                                                                    Investment Dealer or by any of the methods
                                                                    described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       at 1-800-MAINSTAY (1-800-624-6782)           and generally will not send checks to addresses
                       between 8:00 am and 6:00 pm Eastern          on record for 30 days or less.
                       time any day the New York Stock            * The maximum order MainStay Investments can
                       Exchange is open. Call before 4:00 pm        process by phone is $100,000.
                       Eastern time to sell shares at the
                       current day's NAV.




                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free        phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)           by bank wire to your designated bank account the
                       between 8:00 am and 6:00 pm Eastern          next business day, although it may take up to
                       time any day the New York Stock              seven days to do so. Your bank may charge you a
                       Exchange is open. Eligible investors         fee to receive the wire transfer.
                       may sell shares and have proceeds
                       electronically credited to a
                       designated bank account.                   * MainStay Investments must have your bank account
                                                                    information on file.
                                                                  * There is an $11 fee for wire redemptions.
                                                                  * MainStay Investments does not charge a fee for
                                                                  wire redemptions of Class I shares.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8:00 am and 6:00 pm Eastern        * There is no fee from MainStay Investments for
                       time any day banks and the New York        this transaction.
                       Stock Exchange are open.
                                                                  * The maximum ACH transfer amount is $100,000.
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       30 Dan Road
                       Canton, MA 02021-2809                      There is a $15 fee for Class A shares ($25 for
                                                                  Investor Class, Class B and Class C shares) for
                                                                  checks mailed to you via overnight service.

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CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:


-all phone calls with service representatives are tape recorded, and

-written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


GENERAL POLICIES


The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.


Buying Shares


- All investments must be in U.S. dollars with funds drawn on a U.S. financial institution. We will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash, or starter checks.


- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

- To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may not process your request for 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.


- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.


- MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

  - MainStay Investments does not have on file required bank information to wire funds;

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When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interest of all shareholders, the Funds reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

- There is no fee for wire redemptions of Class I shares.

Additional Information

You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your Investment Dealer or MainStay Investments immediately. If you or your Investment Dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor, or fund supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion Signature

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Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.


Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.


Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 1-800-MAINSTAY (1-800-624-6782) for further details.

PURCHASES-IN-KIND

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.

REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio in accordance with the requirements of the 1940 Act and the rules an interpretations of the SEC thereunder.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already and (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.


SHAREHOLDER SERVICES


Automatic Services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

                                                               SHAREHOLDER GUIDE

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Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Systematic Investing--Individual Shareholders Only


MainStay offers four automatic investment plans:


1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment


Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with dividend reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.


3. Payroll deductions


If your employer offers this option, you can make automatic investments through payroll deduction.



4. Systematic exchange



Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Funds established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected shares class. Please see "Exchanging Shares Among MainStay Funds--Individual Shareholders Only" for more information.


Systematic Withdrawal Plan--Individual Shareholders Only.


Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.



The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.


Exchanging Shares Among MainStay Funds--Individual Shareholders Only.


You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another (investment minimums and other eligibility requirements will apply). When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. Generally, you may not exchange shares between classes. However, you may exchange between Class A and Investor Class shares of the same or any other MainStay Fund (investment minimums and other eligibility requirements will apply). If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

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MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of certain series of any other open-end investment companies sponsored, advised, or administered by NYLIM or any affiliate thereof, which are offered in separate prospectuses, including:

- MainStay 130/30 Core Fund                - MainStay International Equity Fund
- MainStay 130/30 Growth Fund              - MainStay Large Cap Growth Fund
- MainStay 130/30 High Yield Fund*         - MainStay Large Cap Opportunity Fund*
- MainStay 130/30 International Fund       - MainStay MAP Fund
- MainStay All Cap Growth Fund             - MainStay Mid Cap Growth Fund
- MainStay Balanced Fund                   - MainStay Mid Cap Opportunity Fund
- MainStay Capital Appreciation Fund       - MainStay Mid Cap Value Fund
- MainStay Cash Reserves Fund              - MainStay Money Market Fund
- MainStay Common Stock Fund               - MainStay Principal Preservation Fund
- MainStay Convertible Fund                - MainStay Retirement 2010 Fund
- MainStay Diversified Income Fund         - MainStay Retirement 2020 Fund
- MainStay Floating Rate Fund              - MainStay Retirement 2030 Fund
- MainStay Global High Income Fund         - MainStay Retirement 2040 Fund
- MainStay Government Fund                 - MainStay Retirement 2050 Fund
- MainStay Growth Equity Fund*             - MainStay Short Term Bond Fund
- MainStay High Yield Corporate Bond Fund  - MainStay Small Cap Growth Fund
- MainStay ICAP Equity Fund                - MainStay Small Cap Opportunity Fund
- MainStay ICAP International Fund         - MainStay Small Cap Value Fund
- MainStay ICAP Select Equity Fund         - MainStay S&P 500 Index Fund
- MainStay Income Manager Fund             - MainStay Tax Free Bond Fund
- MainStay Indexed Bond Fund               - MainStay Total Return Fund
- MainStay Institutional Bond Fund         - MainStay Value Fund
- MainStay Intermediate Term Bond Fund


Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).


The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (See "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


In certain circumstances you may have to pay a sales charge.



In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class shares or Class A shares of a Fund subject to the 1% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining


---------------

* Offered only to residents of Connecticut, Maryland, New Jersey, and New York.



You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

                                                               SHAREHOLDER GUIDE

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SEEK PROFESSIONAL ASSISTANCE. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class shares or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' polices and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

SHAREHOLDER GUIDE


The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.


In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees--Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

                                                               SHAREHOLDER GUIDE




FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Fund's Share Prices (NAV) and the Valuation of Securities


Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of a Fund's assets that are invested in one or more Underlying Funds, the Fund's NAV is calculated based upon the NAVs of those Underlying Funds, (Please refer to the Underlying Funds' prospectuses for a description of how the securities held by such funds may be valued). The value of a Fund's other investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager determines a particular event would materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.


The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information


A description of the Fund's policies and procedures with respect to the disclosure of each of the Funds' portfolio securities holdings is available in the Funds' SAI. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is made available as of the last day of each calendar month, no

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If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.

earlier than 30 days after the end of the reported month. In addition, disclosure of the Funds' top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends". The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Fund Pays Dividends

The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. Conservative Allocation Fund declares and pays any dividends quarterly. Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly or the Fund directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

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BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.


---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

UNDERSTAND THE TAX CONSEQUENCES
Most of Your Earnings are Taxable
Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. The favorable treatment of any qualified income is scheduled to expire after 2010.

Since many of the stocks in which the Underlying Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction.

MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes.

KNOW WITH WHOM YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Directors Eclipse Funds Inc., the "Board" of the Funds, oversees the actions of the Manager and Distributor and decides on general policies of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers the Funds' business affairs and manages the investment operations of the Fund and the composition of the portfolios of the Funds, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


For the fiscal year ended October 31, 2007, the Funds paid the Manager an aggregate fee for services performed as a percentage of the Funds' average daily net assets equal to 0%.


For information regarding the basis for the Board's approval of the Funds' investment management agreement, please refer to the Funds' Semiannual Report to shareholders for the fiscal period ended April 30, 2007.


The Manager pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board and the Funds' Chief Compliance Officer, a portion of whose compensation may be paid by the Funds, and all operational expenses that are not the responsibility of the Fund. The Funds do not pay any fees to the Manager under the Company's investment advisory agreement in return for the advisory and asset allocation services provided. The Funds do, however, indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Funds invest.


The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the advisory agreement between the Manager and the Funds.

Pursuant to an agreement with NYLIM, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.

WHO MANAGES YOUR MONEY?

NYLIM serves as manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2007, NYLIM and its affiliates managed approximately $250 billion in assets.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors/Trustees, to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. Each Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the Statement of Additional Information for more information on this Order. The shareholders of The MainStay Funds have approved the use of this Order. Eclipse Funds Inc. may not rely on this Order without first obtaining shareholder approval.

The fees paid to the subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of a Fund. Note that the Funds' shareholders must initially approve this manager-of-managers arrangement before it goes into effect.

PORTFOLIO MANAGER BIOGRAPHIES:

NYLIM uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are primarily responsible for the Fund's day-to-day management are set forth below. Additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the funds they manage is available in the Statement of Additional Information.

TONY ELAVIA Mr. Elavia has been an employee of NYLIM since September 2004 and is a Senior Managing Director. Mr. Elavia is also Chief Investment Officer of NYLIM Equity Investors Group, a division of NYLIM. Prior to joining NYLIM, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a PH.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.

JONATHAN SWANEY Mr. Swaney has been an employee of NYLIM since 1997 and is responsible both for managing quantitative equity portfolios and performing research at NYLIM Equity Investors Group. Also within NYLIM, Mr. Swaney has previously worked with the Investment Consulting Group and was a portfolio manager with the Quantitative Strategies unit. Prior to joining NYLIM, Mr. Swaney performed manager research for fund-of-hedge-funds operator Pine Grove Partners and worked on the fixed income desk at The Vanguard Group. Mr. Swaney earned his B.A. in Political Science from The College of William & Mary.

UNDERLYING FUND PERFORMANCE

The table below is designed to show you how the Class I shares* of the Underlying Funds have performed over time.


  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDING DECEMBER 31,                                       10 YEARS OR
  2007)                                            1 YEAR       5 YEARS      LIFE OF FUND
  MainStay All Cap Growth Fund                      15.27%      13.61%           4.55%

  MainStay Capital Appreciation Fund                12.23%      10.64%           2.94%
  MainStay Cash Reserves Fund                        4.83%       2.76%           3.54%

  MainStay Common Stock Fund(1)                      4.75%      12.30%           5.39%
  MainStay Diversified Income Fund                   4.96%       8.30%           5.97%
  MainStay Floating Rate Fund(2)                     2.15%                       4.06%
  MainStay Government Fund                           6.88%       3.56%           5.21%
  MainStay Growth Equity Fund(3)                    15.58%                      12.96%
  MainStay High Yield Corporate Bond Fund            2.25%      13.03%           7.15%

  MainStay ICAP Equity Fund                          6.20%      15.21%           7.83%
  MainStay ICAP International Fund                  11.52%      24.34%          12.57%

  MainStay ICAP Select Equity Fund                   6.95%      18.51%          10.80%
  MainStay Indexed Bond Fund                         6.92%       3.97%           5.44%
  MainStay Institutional Bond Fund(4)                5.63%                       5.12%
  MainStay Intermediate Term Bond Fund               5.91%       4.12%           5.11%

  MainStay International Equity Fund                 4.92%      18.15%           8.50%
  MainStay Large Cap Growth Fund                    21.57%      16.90%           6.33%
  MainStay Large Cap Opportunity Fund(5)            -1.00%                       7.95%
  MainStay MAP Fund                                  5.97%      16.74%          10.69%

  MainStay Mid Cap Growth Fund(6)                   16.18%      20.97%           6.22%
  MainStay Mid Cap Opportunity Fund                 -2.10%      14.77%           8.23%

  MainStay Mid Cap Value Fund(7)                    -1.29%      12.64%          10.72%
  MainStay Money Market Fund                         4.63%       2.54%           3.31%
  MainStay Principal Preservation Fund(4)            5.07%                       3.70%
  MainStay S&P 500 Index Fund                        5.18%      12.53%           5.72%

  MainStay Short Term Bond Fund                      6.64%       2.87%           4.32%
  MainStay Small Cap Growth Fund(8)                 -2.87%      10.68%           5.61%

  MainStay Small Cap Opportunity Fund              -17.09%      15.04%           7.91%
  MainStay Small Cap Value Fund(9)                 -15.00%       8.63%           7.11%

  MainStay Value Fund                                1.94%      12.75%           4.69%


* The performance of the Underlying Funds does not reflect the expenses of the Funds, including sales loads and distribution and/or service fees, and would be lower if it did. Class A share returns are shown for MainStay Money Market Fund, which does not offer Class I shares.

1. The Fund commenced operations on 6/1/98.

2. The Fund commenced operations on 5/3/04.


3. The Fund commenced operations on 11/4/05.


4. The Fund commenced operations on 11/27/07.

5. The Fund commenced operations on 7/29/05.
6. The Fund commenced operations on 1/2/01.
7. The Fund commenced operations on 6/1/98.
8. The Fund commenced operations on 6/1/98.

9. The Fund commenced operations on 6/1/98.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.
 56

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS

MAINSTAY CONSERVATIVE ALLOCATION FUND

                                                       Class A                                           Class B
                                       ----------------------------------------          ----------------------------------------
                                                                     April 4,                                          April 4,
                                                                       2005*                                             2005*
                                                                      through                                           through
                                       Year ended October 31,       October 31,          Year ended October 31,       October 31,
                                       -----------------------      -----------          -----------------------      -----------
                                        2007            2006           2005               2007            2006           2005
                                       -------         -------      -----------          -------         -------      -----------
  Net asset value at beginning of
   period............................  $ 10.80         $ 10.21        $ 10.00            $ 10.78         $ 10.18        $10.00
                                       -------         -------        -------            -------         -------        ------
  Net investment income (a)..........     0.34            0.28           0.14               0.26            0.22          0.10
  Net realized and unrealized gain on
   investments.......................     0.73            0.65           0.11(b)            0.73            0.65          0.10(b)
                                       -------         -------        -------            -------         -------        ------
  Total from investment operations...     1.07            0.93           0.25               0.99            0.87          0.20
                                       -------         -------        -------            -------         -------        ------
  Less dividends and distributions:
   From net investment income........    (0.23)          (0.34)         (0.04)             (0.18)          (0.27)        (0.02)
   From net realized gain on
     investments.....................    (0.17)          (0.00)(c)         --              (0.17)          (0.00)(c)        --
                                       -------         -------        -------            -------         -------        ------
  Total dividends and
   distributions.....................    (0.40)          (0.34)         (0.04)             (0.35)          (0.27)        (0.02)
                                       -------         -------        -------            -------         -------        ------
  Net asset value at end of period...  $ 11.47         $ 10.80        $ 10.21            $ 11.42         $ 10.78        $10.18
                                       =======         =======        =======            =======         =======        ======
  Total investment return (d)........    10.22%           9.36%          2.49%(e)           9.37%           8.67%         2.02%(e)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income...........     3.12%           2.71%          2.43%+             2.38%           2.07%         1.68%+
     Net expenses (f)................     0.48%           0.53%          0.60%+             1.23%           1.28%         1.35%+
     Expenses (before reimbursement)
      (f)............................     0.48%           0.61%          1.55%+             1.23%           1.36%         2.30%+
  Portfolio turnover rate............       10%             33%             3%                10%             33%            3%
  Net assets at end of period (in
   000's)............................  $80,018         $40,889        $13,350            $20,919         $13,426        $9,100

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

                                                            FINANCIAL HIGHLIGHTS

                                           MAINSTAY CONSERVATIVE ALLOCATION FUND

                      Class C                                      Class I
      ---------------------------------------      ---------------------------------------
                                   April 4,                                     April 4,
                                     2005*                                        2005*
                                    through                                      through
      Year ended October 31,      October 31,      Year ended October 31,      October 31,
      ----------------------      -----------      ----------------------      -----------
       2007            2006          2005            2007          2006           2005
      -------         ------      -----------      --------      --------      -----------
      $ 10.78         $10.18        $10.00          $10.85        $10.21         $10.00
      -------         ------        ------          ------        ------         ------
         0.26           0.21          0.10            0.36          0.33           0.15
         0.73           0.66          0.10(b)         0.75          0.68           0.11(b)
      -------         ------        ------          ------        ------         ------
         0.99           0.87          0.20            1.11          1.01           0.26
      -------         ------        ------          ------        ------         ------
        (0.18)         (0.27)        (0.02)          (0.25)        (0.37)         (0.05)
        (0.17)         (0.00)(c)        --           (0.17)        (0.00)(c)         --
      -------         ------        ------          ------        ------         ------
        (0.35)         (0.27)        (0.02)          (0.42)        (0.37)         (0.05)
      -------         ------        ------          ------        ------         ------
      $ 11.42         $10.78        $10.18          $11.54        $10.85         $10.21
      =======         ======        ======          ======        ======         ======
         9.37%          8.67%         2.02%(e)       10.47%        10.13%          2.57%(e)
         2.38%          2.02%         1.68%+          3.30%         3.15%          2.78%+
         1.23%          1.28%         1.35%+          0.25%         0.25%          0.25%+
         1.23%          1.36%         2.30%+          0.35%         0.33%          1.20%+
           10%            33%            3%             10%           33%             3%
      $17,628         $8,066        $2,900          $1,108        $  607         $   10

FINANCIAL HIGHLIGHTS

MAINSTAY GROWTH ALLOCATION FUND

                                                       Class A                                           Class B
                                      -----------------------------------------          ----------------------------------------
                                                                     April 4,                                          April 4,
                                                                       2005*                                             2005*
                                                                      through                                           through
                                       Year ended October 31,       October 31,          Year ended October 31,       October 31,
                                      ------------------------      -----------          -----------------------      -----------
                                        2007            2006           2005               2007            2006           2005
                                      --------         -------      -----------          -------         -------      -----------
  Net asset value at beginning of
   period...........................  $  12.08         $ 10.51        $ 10.00            $ 11.97         $ 10.47        $10.00
                                      --------         -------        -------            -------         -------        ------
  Net investment income (loss)
   (a)..............................      0.05           (0.03)         (0.04)             (0.04)          (0.10)        (0.08)
  Net realized and unrealized gain
   on investments...................      2.11            1.74           0.55(b)            2.07            1.72          0.55(b)
                                      --------         -------        -------            -------         -------        ------
  Total from investment
   operations.......................      2.16            1.71           0.51               2.03            1.62          0.47
                                      --------         -------        -------            -------         -------        ------
  Less dividends and distributions:
   From net investment income.......     (0.14)          (0.09)            --              (0.12)          (0.07)           --
   From net realized gain on
     investments....................     (0.32)          (0.05)            --              (0.32)          (0.05)           --
                                      --------         -------        -------            -------         -------        ------
  Total dividends and
   distributions....................     (0.46)          (0.14)            --              (0.44)          (0.12)           --
                                      --------         -------        -------            -------         -------        ------
  Net asset value at end of
   period...........................  $  13.78         $ 12.08        $ 10.51            $ 13.56         $ 11.97        $10.47
                                      ========         =======        =======            =======         =======        ======
  Total investment return (c).......     18.42%          16.49%          5.10%(d)          17.44%          15.59%         4.70%(d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)...      0.41%          (0.25%)        (0.61%)+           (0.34%)         (0.91%)       (1.36%)+
     Net expenses (e)...............      0.48%           0.52%          0.62%+             1.23%           1.27%         1.37%+
     Expenses (before reimbursement)
      (e)...........................      0.55%           0.55%          1.84%+             1.30%           1.30%         2.59%+
  Portfolio turnover rate...........        17%             84%            21%                17%             84%           21%
  Net assets at end of period (in
   000's)...........................  $116,123         $54,499        $10,709            $59,902         $27,770        $8,142

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

                                                            FINANCIAL HIGHLIGHTS

                                                 MAINSTAY GROWTH ALLOCATION FUND

                      Class C                                    Class I
      ---------------------------------------      ------------------------------------
                                   April 4,                                  April 4,
                                     2005*                                     2005*
                                    through            Year ended             through
      Year ended October 31,      October 31,          October 31,          October 31,
      ----------------------      -----------      -------------------      -----------
       2007            2006          2005           2007         2006          2005
      -------         ------      -----------      -------      ------      -----------
      $ 11.97         $10.46        $ 10.00        $ 12.17      $10.52        $10.00
      -------         ------        -------        -------      ------        ------
        (0.03)         (0.11)         (0.08)          0.05        0.01         (0.01)
         2.08           1.74           0.54(b)        2.16        1.79          0.53(b)
      -------         ------        -------        -------      ------        ------
         2.05           1.63           0.46           2.21        1.80          0.52
      -------         ------        -------        -------      ------        ------
        (0.12)         (0.07)            --          (0.15)      (0.10)           --
        (0.32)         (0.05)            --          (0.32)      (0.05)           --
      -------         ------        -------        -------      ------        ------
        (0.44)         (0.12)            --          (0.47)      (0.15)           --
      -------         ------        -------        -------      ------        ------
      $ 13.58         $11.97        $ 10.46        $ 13.91      $12.17        $10.52
      =======         ======        =======        =======      ======        ======
        17.51%         15.79%          4.60%(d)      18.68%      17.36%         5.20%(d)
        (0.26%)        (0.95%)        (1.36%)+        0.41%       0.06%        (0.24%)+
         1.23%          1.27%          1.37%+         0.24%       0.25%         0.25%+
         1.30%          1.30%          2.59%+         0.40%       0.28%         1.47%+
           17%            84%            21%            17%         84%           21%
      $13,668         $8,640        $   904        $   107      $   14        $   11

FINANCIAL HIGHLIGHTS

MAINSTAY MODERATE ALLOCATION FUND

                                                      Class A                                            Class B
                                     ------------------------------------------          ----------------------------------------
                                                                     April 4,                                          April 4,
                                                                       2005*                                             2005*
                                                                      through                                           through
                                      Year ended October 31,        October 31,          Year ended October 31,       October 31,
                                     -------------------------      -----------          -----------------------      -----------
                                       2007             2006           2005               2007            2006           2005
                                     --------         --------      -----------          -------         -------      -----------
  Net asset value at beginning of
   period..........................  $  11.34         $  10.35        $ 10.00            $ 11.30         $ 10.32        $ 10.00
                                     --------         --------        -------            -------         -------        -------
  Net investment income............      0.27             0.20(a)        0.09(a)            0.18            0.13(a)        0.04(a)
  Net realized and unrealized gain
   on investments..................      1.18             1.04           0.28(b)            1.18            1.02           0.29(b)
                                     --------         --------        -------            -------         -------        -------
  Total from investment
   operations......................      1.45             1.24           0.37               1.36            1.15           0.33
                                     --------         --------        -------            -------         -------        -------
  Less dividends and distributions:
   From net investment income......     (0.20)           (0.25)         (0.02)             (0.16)          (0.17)         (0.01)
   From net realized gain on
     investments...................     (0.27)           (0.00)(c)         --              (0.27)          (0.00)(c)         --
                                     --------         --------        -------            -------         -------        -------
  Total dividends and
   distributions...................     (0.47)           (0.25)         (0.02)             (0.43)          (0.17)         (0.01)
                                     --------         --------        -------            -------         -------        -------
  Net asset value at end of
   period..........................  $  12.32         $  11.34        $ 10.35            $ 12.23         $ 11.30        $ 10.32
                                     ========         ========        =======            =======         =======        =======
  Total investment return (d)......     13.18%           12.18%          3.73%(e)          12.38%          11.31%          3.26%(e)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.........      2.27%            1.84%          1.42%+             1.54%           1.21%          0.67%+
     Net expenses (f)..............      0.46%            0.45%          0.55%+             1.21%           1.20%          1.30%+
     Expenses (before
      reimbursement) (f)...........      0.46%            0.45%          0.97%+             1.21%           1.20%          1.72%+
  Portfolio turnover rate..........        10%              48%             2%                10%             48%             2%
  Net assets at end of period (in
   000's)..........................  $192,835         $107,586        $24,080            $63,929         $37,649        $19,676

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchase and redemptions of
     Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to a sales charge.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

                                                            FINANCIAL HIGHLIGHTS

                                               MAINSTAY MODERATE ALLOCATION FUND

                      Class C                                       Class I
      ----------------------------------------      ---------------------------------------
                                    April 4,                                     April 4,
                                      2005*                                        2005*
                                     through                                      through
      Year ended October 31,       October 31,      Year ended October 31,      October 31,
      -----------------------      -----------      ----------------------      -----------
       2007            2006           2005            2007          2006           2005
      -------         -------      -----------      --------      --------      -----------
      $ 11.30         $ 10.32        $10.00          $11.36        $10.35         $10.00
      -------         -------        ------          ------        ------         ------
         0.19            0.12(a)       0.04(a)         0.29          0.22(a)        0.10(a)
         1.17            1.03          0.29(b)         1.20          1.06           0.28(b)
      -------         -------        ------          ------        ------         ------
         1.36            1.15          0.33            1.49          1.28           0.38
      -------         -------        ------          ------        ------         ------
        (0.16)          (0.17)        (0.01)          (0.21)        (0.27)         (0.03)
        (0.27)          (0.00)(c)        --           (0.27)        (0.00)(c)         --
      -------         -------        ------          ------        ------         ------
        (0.43)          (0.17)        (0.01)          (0.48)        (0.27)         (0.03)
      -------         -------        ------          ------        ------         ------
      $ 12.23         $ 11.30        $10.32          $12.37        $11.36         $10.35
      =======         =======        ======          ======        ======         ======
        12.37%          11.31%         3.26%(e)       13.44%        12.63%          3.80%(e)
         1.52%           1.11%         0.67%+          2.66%         2.04%          1.72%+
         1.21%           1.20%         1.30%+          0.18%         0.18%          0.25%+
         1.21%           1.20%         1.72%+          0.18%         0.18%          0.67%+
           10%             48%            2%             10%           48%             2%
      $31,191         $15,192        $2,958          $1,446        $  105         $   10

FINANCIAL HIGHLIGHTS

MAINSTAY MODERATE GROWTH ALLOCATION FUND

                                                          Class A                                        Class B
                                         ------------------------------------------      ----------------------------------------
                                                                         April 4,                                      April 4,
                                                                           2005*                                         2005*
                                                                          through                                       through
                                          Year ended October 31,        October 31,      Year ended October 31,       October 31,
                                         -------------------------      -----------      -----------------------      -----------
                                           2007             2006           2005           2007            2006           2005
                                         --------         --------      -----------      -------         -------      -----------
  Net asset value at beginning of
   period..............................  $  11.68         $  10.46        $ 10.00        $ 11.60         $ 10.42        $ 10.00
                                         --------         --------        -------        -------         -------        -------
  Net investment income (loss).........      0.20             0.11(a)        0.03(a)        0.12            0.04(a)       (0.01)(a)
  Net realized and unrealized gain on
   investments.........................      1.60             1.35           0.43(b)        1.57            1.33           0.43(b)
                                         --------         --------        -------        -------         -------        -------
  Total from investment operations.....      1.80             1.46           0.46           1.69            1.37           0.42
                                         --------         --------        -------        -------         -------        -------
  Less dividends and distributions:
     From net investment income........     (0.15)           (0.24)            --          (0.13)          (0.19)            --
     From net realized gain on
      investments......................     (0.23)           (0.00)(c)         --          (0.23)          (0.00)(c)         --
                                         --------         --------        -------        -------         -------        -------
  Total dividends and distributions....     (0.38)           (0.24)            --          (0.36)          (0.19)            --
                                         --------         --------        -------        -------         -------        -------
  Net asset value at end of period.....  $  13.10         $  11.68        $ 10.46        $ 12.93         $ 11.60        $ 10.42
                                         ========         ========        =======        =======         =======        =======
  Total investment return (d)..........     15.83%           14.20%          4.60%(e)      14.95%          13.28%          4.20%(e)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)......      1.46%            0.98%          0.48%+         0.73%           0.32%         (0.27%)+
     Net expenses (f)..................      0.46%            0.43%          0.56%+         1.21%           1.18%          1.31% +
     Expenses (before reimbursement)
      (f)..............................      0.49%            0.43%          1.05%+         1.24%           1.18%          1.80% +
  Portfolio turnover rate..............        13%              61%             2%            13%             61%             2%
  Net assets at end of period (in
   000's)..............................  $207,499         $112,099        $22,617        $93,540         $48,046        $17,453

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average outstanding shares during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

                                                            FINANCIAL HIGHLIGHTS

                                        MAINSTAY MODERATE GROWTH ALLOCATION FUND

                      Class C                                       Class I
      ----------------------------------------      ---------------------------------------
                                    April 4,                                     April 4,
                                      2005*                                        2005*
                                     through                                      through
      Year ended October 31,       October 31,      Year ended October 31,      October 31,
      -----------------------      -----------      ----------------------      -----------
       2007            2006           2005            2007          2006           2005
      -------         -------      -----------      --------      --------      -----------
      $ 11.60         $ 10.42        $10.00          $11.74        $10.47         $10.00
      -------         -------        ------          ------        ------         ------
         0.13            0.03(a)      (0.01)(a)        0.22          0.15(a)        0.04(a)
         1.56            1.34          0.43(b)         1.63          1.38           0.43(b)
      -------         -------        ------          ------        ------         ------
         1.69            1.37          0.42            1.85          1.53           0.47
      -------         -------        ------          ------        ------         ------
        (0.13)          (0.19)           --           (0.16)        (0.26)            --
        (0.23)          (0.00)(c)        --           (0.23)        (0.00)(c)         --
      -------         -------        ------          ------        ------         ------
        (0.36)          (0.19)           --           (0.39)        (0.26)            --
      -------         -------        ------          ------        ------         ------
      $ 12.93         $ 11.60        $10.42          $13.20        $11.74         $10.47
      =======         =======        ======          ======        ======         ======
        14.95%          13.28%         4.20%(e)       16.17%        14.86%          4.70%(e)
         0.73%           0.25%        (0.27%)+         1.46%         1.36%          0.79%+
         1.21%           1.18%         1.31%+          0.25%         0.17%          0.25%+
         1.24%           1.18%         1.80%+          0.31%         0.17%          0.74%+
           13%             61%            2%             13%           61%             2%
      $27,284         $15,639        $3,347          $  681        $   12         $   10

[RECYCLE LOGO]

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI for the Fund is incorporated by reference into this Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the reporting period.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information about the Funds call toll free 1-800-MAINSTAY (1-800-624-6782)
or visit our website at www.mainstayfunds.com.
                                                                    MSAA01-02/08
                                                                       AA

(MAINSTAY LOGO)


Prospectus for MainStay Retirement Funds                       FEBRUARY 28, 2008


MAINSTAY(R) FUNDS

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        WHAT'S INSIDE

  3      Investment Objectives, Principal Investment Strategy and
         Principal Risks

  8      Past Performance

  8      Fees and Expenses

 12      The Underlying Funds: Investment Risks

 16      Shareholder Guide

 41      Know With Whom You're Investing

 43      Financial Highlights

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND PRINCIPAL RISKS

OVERVIEW

This prospectus discusses the MainStay Retirement Funds (each a "Fund" and collectively referred to as the "Funds"), each a series of Eclipse Funds Inc., a Maryland corporation (the "Company"), which is a series mutual fund that offers multiple series (together with Eclipse Funds and The MainStay Funds, referred to as "MainStay Funds"). The Funds are intended for investors planning to retire in, or close to, the year designated in the Funds' names. Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager").

The investment allocations of the Funds evolve over time and are designed to grow more conservative as each Fund nears its target retirement date, which typically means that each Fund offers reduced risk but less potential return as it approaches its target date. For example, Funds with a longer time horizon to their target retirement date, such as the Retirement 2050 Fund, will emphasize capital appreciation over income and capital preservation, consistent with the asset accumulation phase of investing. In comparison, Funds with a shorter time horizon, such as the Retirement 2010 Fund, will emphasize capital appreciation to a lesser degree and increase the emphasis on income and capital preservation, consistent with the shift to the income-generation phase of investing. Therefore, as the stated target retirement date of a Fund approaches, the allocation will become more conservative and have lower expected return.

INVESTMENT OBJECTIVE

Each Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income.

MAINSTAY RETIREMENT 2010 FUND is managed for the typical investor seeking to retire between the years 2006 and 2015.

MAINSTAY RETIREMENT 2020 FUND is managed for the typical investor seeking to retire between the years 2016 and 2025.

MAINSTAY RETIREMENT 2030 FUND is managed for the typical investor seeking to retire between the years 2026 and 2035.

MAINSTAY RETIREMENT 2040 FUND is managed for the typical investor seeking to retire between the years 2036 and 2045.

MAINSTAY RETIREMENT 2050 FUND is managed for the typical investor seeking to retire between the years 2046 and 2055.

PRINCIPAL INVESTMENT STRATEGY

Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds managed by NYLIM or mutual funds managed by an advisor not associated with NYLIM if a NYLIM managed mutual fund in a particular asset class is not available (collectively, the "Underlying Funds"). Each Fund is designed for investors with a particular time horizon to expected retirement, and invests in a distinct mix of Underlying Funds. The Manager uses a two-step asset allocation process to create a Fund's portfolio. The first step is a strategic asset allocation to determine the percentage of each Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in Underlying Funds in three broad asset classes--U.S. equity, international equity and fixed income. To provide broad diversification, the Funds may invest in sub-asset classes that are represented by the three broad asset classes, including U.S. and international equity styles (large-, mid- and small-cap, as well as growth, value, and blended styles) and fixed income sectors (investment grade, high yield, bank loan, international, emerging market and inflation-protected bonds), as well as other sub-asset classes (REITs, commodities, and market neutral strategies). The Manager monitors and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following chart illustrates how the target investment allocation of a Fund will change over time as the Fund approaches its target retirement date (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent).

                                  [BAR CHART]


The following table illustrates the current target allocation for each Fund among the asset classes as of January 1, 2008:



                        MAINSTAY          MAINSTAY          MAINSTAY          MAINSTAY          MAINSTAY
  ASSET CLASS        RETIREMENT 2050   RETIREMENT 2040   RETIREMENT 2030   RETIREMENT 2020   RETIREMENT 2010
  US Equity               69.4%             66.4%             61.8%             53.0%             43.8%

  International           23.8%             21.4%             19.6%             15.8%             12.6%
  Equity



  EQUITY TOTAL            93.2%             87.8%             81.4%             68.8%             56.4%




  FIXED INCOME             6.8%             12.2%             18.6%             31.2%             43.6%



  FUND TOTAL             100.0%            100.0%            100.0%            100.0%            100.0%




The second step involves the actual selection of Underlying Funds to represent the three broad asset classes indicated above and determination of target weightings among the Underlying Funds for each Fund's portfolio. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes, each Fund may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Funds may also invest in Underlying Funds that are money market funds.

The Underlying Funds use a broad array of investment styles. These funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may also be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "The Underlying Funds: Investment Risks" for a description of the principal risks associated with the Underlying Funds.


The Manager monitors each Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying Funds continue to conform to the Fund's target investment allocations over time. There may be circumstances when a particular Underlying Fund may not be available, and portfolio positions may vary from their target allocation on a daily basis due to the Fund's performance or otherwise. The Manager will rebalance each Fund's investments in the Underlying Funds as it deems appropriate to bring the portfolio back within target weightings and asset class allocations. The Manager may change the asset class allocations, the portfolio of Underlying Funds, or the target weightings without prior approval from shareholders. Each Fund's investment objective is non-fundamental, which means it may be changed without shareholder approval.


In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances, such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objectives or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL RISKS

Each Fund has a different level of risk depending on its investment allocation in the Underlying Funds. A Fund with a longer time horizon to its target retirement date is likely to invest a greater portion of its assets in Underlying Funds that invest in equity securities and generally is more likely to experience the risks associated with equity securities than the risks associated with fixed income securities. On the other hand, as a Fund approaches its target retirement date it is more likely to invest a greater portion of its assets in Underlying Funds that invest in fixed income securities and a Fund that is closer to its target is more likely to experience the risks associated with fixed income securities than the risks associated with equity securities. Among the principal risks of the Underlying Funds, which could adversely affect the performance of a Fund, are:

Fixed Income Securities Risks

- Credit Risk

- Foreign Securities Risk

- Interest Rate Risk

- High Portfolio Turnover

- High-Yield Bond Risk

- Liquidity Risk

- Market Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

U.S. and International Equity Securities Risks

- Foreign Securities Risk

- Growth Securities Risk

- High Portfolio Turnover

- Leverage Risk

- Market Risk

- REIT Risk

- Short Sales Risk

- Smaller Company Risk

- Value Securities Risk

Please see "The Underlying Funds: Investment Risks" at page 12 for a description of these principal risks and other risks associated with the Underlying Funds.

ASSET ALLOCATION

Although allocation among different asset classes generally limits a Fund's exposure to the risks of any one class, the risk remains that the Manager may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

CONCENTRATION RISK

In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund. Similarly, the extent to which an Underlying Fund invests more than 25% of its assets in a single industry or economic sector may also adversely impact a Fund, depending on the Fund's level of investment in that Underlying Fund.

"FUND OF FUNDS" STRUCTURE AND EXPENSES

The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objectives by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the

Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

INVESTMENT IN AFFILIATED AND UNAFFILIATED UNDERLYING FUNDS

A Fund normally will invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds in order to gain exposure to asset classes not currently offered in the MainStay Group of Funds. The Manager has discretion, within the terms of this Prospectus, to select and substitute Underlying Funds and to establish target weightings.

The Manager may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. Similarly, the portfolio manager may have an incentive to select certain Underlying Funds due to compensation considerations. However, the Manager and portfolio managers have a fiduciary duty to the Funds to act in their best interests when selecting Underlying Funds, and the Board of Directors of the Funds (the "Board") oversees the Manager's performance.

The Funds may invest in unaffiliated Underlying Funds through a platform maintained by NYLIM. Unaffiliated Underlying Funds or their affiliates may pay NYLIM a fee in connection with their participation on this platform. In addition, unaffiliated Underlying Funds may pay service fees of up to 0.15% of average daily net assets attributable to investments by the Funds to NYLIM Service Company LLC ("NSC"), the Funds' transfer agent, for shareholder and sub-accounting services in connection with the Fund's investments in the unaffiliated Underlying Funds. NSC will use any such fees to offset or reduce the other expenses of the Funds, including the Funds' expenses for transfer agency services.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the performance and expenses of each of the Funds. Please review it carefully.

PAST PERFORMANCE

As the Funds have not yet had a full calendar year of performance, no performance information is yet available.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

MAINSTAY RETIREMENT 2010 FUND


  SHAREHOLDER FEES                                       INVESTOR
  (fees paid directly from your investment)               CLASS      CLASS A     CLASS I     CLASS R1    CLASS R2    CLASS R3
  Maximum Sales Charge
  (Load) Imposed on Purchases
  (as a percentage of offering price)                       5.50%       5.50%        None       None        None         None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)(1)                  None        None        None       None        None         None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                   None        None        None       None        None         None

  Maximum Account Fee                                        None        None        None       None        None         None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                        0.10%       0.10%       0.10%      0.10%       0.10%        0.10%



  Distribution and/or Service (12b-1) Fees(3)               0.25%       0.25%        None       None       0.25%        0.50%




  Other Expenses(4)                                         0.63%       0.63%       0.45%      0.55%       0.55%        0.55%



  Acquired (Underlying) Fund Fees and Expenses(5)           0.70%       0.70%       0.70%      0.70%       0.70%        0.70%

  Total Annual Fund Operating Expenses                      1.68%       1.68%       1.25%      1.35%       1.60%        1.85%



  Less Waivers/Reimbursements(6)                            (0.50)%   (0.60)%     (0.42)%     (0.42)%     (0.42)%     (0.42)%

  Net Annual Fund and Underlying Fund Expenses              1.18%       1.08%       0.83%      0.93%       1.18%        1.43%



  Net Annual Fund Operating Expenses
  (excluding Underlying Fund Operating Expenses)            0.48%       0.38%       0.13%      0.23%       0.48%       0.73%%





MAINSTAY RETIREMENT 2020 FUND


  SHAREHOLDER FEES                                       INVESTOR
  (fees paid directly from your investment)               CLASS      CLASS A     CLASS I     CLASS R1    CLASS R2    CLASS R3
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                       5.50%       5.50%        None       None        None         None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)(1)                  None        None        None       None        None         None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                   None        None        None       None        None         None

  Maximum Account Fee                                        None        None        None       None        None         None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                        0.10%       0.10%       0.10%      0.10%       0.10%        0.10%



  Distribution and/or Service (12b-1) Fees(3)               0.25%       0.25%        None       None       0.25%        0.50%

  Other Expenses(4)                                         0.66%       0.66%       0.44%      0.54%       0.54%        0.54%



  Acquired (Underlying) Fund Fees and Expenses(5)           0.81%       0.81%       0.81%      0.81%       0.81%        0.81%

  Total Annual Fund Operating Expenses                      1.82%       1.82%       1.35%      1.45%       1.70%        1.95%



  Less Waivers/Reimbursements(6)                            (0.53)%   (0.63)%     (0.41)%     (0.41)%     (0.41)%     (0.41)%

  Net Annual Fund and Underlying Fund Expenses              1.29%       1.19%       0.94%      1.04%       1.29%        1.54%



  Net Annual Fund Operating Expenses (excluding
  Underlying Fund Operating Expenses)                       0.48%       0.38%       0.13%      0.23%       0.48%        0.73%




MAINSTAY RETIREMENT 2030 FUND


  SHAREHOLDER FEES                                          INVESTOR
  (fees paid directly from your investment)                CLASS          CLASS A     CLASS I     CLASS R1    CLASS R2    CLASS R3
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         5.50%          5.50%        None       None        None         None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)(1)                    None           None        None       None        None         None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                     None           None        None       None        None         None

  Maximum Account Fee                                          None           None        None       None        None         None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                          0.10%          0.10%       0.10%      0.10%       0.10%        0.10%



  Distribution and/or Service (12b-1) Fees(3)                 0.25%          0.25%        None       None       0.25%        0.50%

  Other Expenses(4)                                           0.63%          0.63%       0.45%      0.55%       0.55%        0.55%



  Acquired (Underlying) Fund Fees and Expenses(5)             0.85%          0.85%       0.85%      0.85%       0.85%        0.85%

  Total Annual Fund Operating Expenses                        1.83%          1.83%       1.40%      1.50%       1.75%        2.00%



  Less Waivers/Reimbursements(6)                              (0.50)%      (0.60)%     (0.42)%    (0.42)%      (0.42)%     (0.42)%

  Net Annual Fund and Underlying Fund Expenses                1.33%          1.23%       0.98%      1.08%       1.33%        1.58%



  Net Annual Fund Operating Expenses (excluding
  Underlying Fund Operating Expenses)                         0.48%          0.38%       0.13%      0.23%       0.48%        0.73%





MAINSTAY RETIREMENT 2040 FUND


                    SHAREHOLDER FEES                     INVESTOR
  (fees paid directly from your investment)               CLASS      CLASS A     CLASS I     CLASS R1    CLASS R2    CLASS R3
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                       5.50%       5.50%        None       None        None         None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)(1)                  None        None        None       None        None         None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                   None        None        None       None        None         None

  Maximum Account Fee                                        None        None        None       None        None         None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                        0.10%       0.10%       0.10%      0.10%       0.10%        0.10%



  Distribution and/or Service (12b-1) Fees(3)               0.25%       0.25%        None       None       0.25%        0.50%

  Other Expenses(4)                                         0.42%       0.42%       0.45%      0.55%       0.55%        0.55%



  Acquired (Underlying) Fund Fees and Expenses(5)           0.85%       0.85%       0.85%      0.85%       0.85%        0.85%

  Total Annual Fund Operating Expenses                      1.62%       1.62%       1.40%      1.50%       1.75%        2.00%



  Less Waivers/Reimbursements(6)                            (0.29)%   (0.39)%     (0.42)%     (0.42)%     (0.42)%     (0.42)%

  Net Annual Fund and Underlying Fund Expenses              1.33%       1.23%       0.98%      1.08%       1.33%        1.58%



  Net Annual Fund Operating Expenses (excluding
  Underlying Fund Operating Expenses)                       0.48%       0.38%       0.13%      0.23%       0.48%        0.73%




MAINSTAY RETIREMENT 2050 FUND


  SHAREHOLDER FEES                                          INVESTOR
  (fees paid directly from your investment)                CLASS          CLASS A     CLASS I     CLASS R1    CLASS R2    CLASS R3
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         5.50%          5.50%        None       None        None         None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)(1)                    None           None        None       None        None         None



  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                     None           None        None       None        None         None

  Maximum Account Fee                                          None           None        None       None        None         None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                          0.10%          0.10%       0.10%      0.10%       0.10%        0.10%



  Distribution and/or Service (12b-1) Fees(3)                 0.25%          0.25%        None       None       0.25%        0.50%

  Other Expenses(4)                                           0.67%          0.67%       0.44%      0.54%       0.54%        0.54%



  Acquired (Underlying) Fund Fees and Expenses(5)             0.85%          0.85%       0.85%      0.85%       0.85%        0.85%

  Total Annual Fund Operating Expenses                        1.87%          1.87%       1.39%      1.49%       1.74%        1.99%



  Less Waivers/Reimbursements(6)                              (0.54)%      (0.64)%     (0.41)%     (0.41)%     (0.41)%     (0.41)%

  Net Annual Fund and Underlying Fund Expenses                1.33%          1.23%       0.98%      1.08%       1.33%        1.58%



  Net Annual Fund Operating Expenses (excluding
  Underlying Fund Operating Expenses)                         0.48%          0.38%       0.13%      0.23%       0.48%        0.73%





1 Generally, Investor Class and Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.

2 NYLIM has contractually agreed to waive its management fee to 0.00%. This agreement may only be modified or terminated with approval from the Board.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Funds, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" for Class R1, R2 and R3 shares include a 0.10% shareholder service fee. Unaffiliated Underlying Funds may pay service fees of up to 0.15% to NYLIM Service Company ("NSC"). NSC will use these fees to offset or reduce the other expenses of the Funds, including the expenses for transfer agency services. "Other Expenses" shown for Investor Class, Class R1, R2 and R3 shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).


5 In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The table shows the Funds' estimated indirect expense from investing in the Underlying Funds based on the anticipated allocation of each Fund's assets among the Underlying Funds and the Underlying Funds' operating expenses during their last fiscal year. This expense may be higher or lower over time depending on the actual allocation of the Fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


6 Each class of shares of the Funds is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of each Fund's management fee or reimburse the expenses of the appropriate class of each Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475%; and Class R3, 0.725%. These expense limitations may be modified or terminated only with the approval of the Board. Between June 18, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations for Class A shares and Class I the same as in the April 1, 2008 agreement. Prior to June 18, 2007, NYLIM had a different expense limitation agreement in place with respect to each Fund.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from a Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which a Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

EXAMPLES(1)

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Funds for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Examples also assume that your investment has a 5% return each year, that the Funds' assets are invested in accordance with the target allocations, that the Funds' and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

MAINSTAY RETIREMENT 2010 FUND


                     INVESTOR
                      CLASS        CLASS A    CLASS I   CLASS R1   CLASS R2   CLASS R3
   EXPENSES
  AFTER
    1 Year            $  664        $  654    $   85     $   95     $  120     $  146
    3 Years(2)        $1,004        $  995    $  355     $  386     $  464     $  541


MAINSTAY RETIREMENT 2020 FUND


                     INVESTOR
                      CLASS        CLASS A    CLASS I   CLASS R1   CLASS R2   CLASS R3
   EXPENSES
     AFTER
    1 Year            $  674        $  665    $   96     $  106     $  131     $  157
    3 Years(2)        $1,042        $1,033    $  387     $  418     $  496     $  573


MAINSTAY RETIREMENT 2030 FUND


                     INVESTOR
                      CLASS        CLASS A    CLASS I   CLASS R1   CLASS R2   CLASS R3
   EXPENSES
     AFTER
    1 Year            $  678        $  668    $  100     $  110     $  135     $  161
    3 Years(2)        $1,048        $1,039    $  402     $  433     $  510     $  587


MAINSTAY RETIREMENT 2040 FUND


                     Investor
                      Class        Class A    Class I   Class R1   Class R2   Class R3
   EXPENSES
     AFTER
    1 Year            $  678        $  668    $  100     $  110     $  135     $  158
    3 Years(2)        $1,006        $  997    $  402     $  433     $  510     $  490


MAINSTAY RETIREMENT 2050 FUND


                     INVESTOR
                      CLASS        CLASS A    CLASS I   CLASS R1   CLASS R2   CLASS R3
   EXPENSES
     AFTER
    1 Year            $  678        $  668    $  100     $  110     $  135     $  161
    3 Years(2)        $1,056        $1,047    $  400     $  431     $  508     $  585



1 The above Examples take into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.


2 Adjusted to reflect completion of the amortization of nonrecurring organizational costs of 0.15% over a 12 month period starting with the commencement of operations.

THE UNDERLYING FUNDS: INVESTMENT RISKS

Information about the Funds' principal investments, investment practices and principal risks appears at the beginning of this Prospectus. The information below describes in greater detail the investment risks pertinent to the Underlying Funds.


Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).


PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS

- Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating, or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participation interests in municipal securities also are subject to the risk of default by the issuing bank.

- Foreign Securities Risk: Foreign investments could be more difficult to sell than U.S. investments. They also may subject an Underlying Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There also may be difficulty in invoking legal protections across borders. Certain Underlying Funds may invest in countries with emerging markets. Investing in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

  Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other

                                          THE UNDERLYING FUNDS: INVESTMENT RISKS

  securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

  Many of the foreign securities in which the Underlying Funds invest will be denominated in foreign currency. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of an Underlying Funds' assets. However, an Underlying Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

- Growth Securities Risk: Certain Underlying Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

  The principal risk of investing in growth securities is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth securities also typically lack the dividend yield that can cushion stock prices in market downturns.


- High Portfolio Turnover: Portfolio turnover measures the amount of trading an Underlying Fund does during the year. Due to its trading strategies, an Underlying Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Underlying Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. An Underlying Fund with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Underlying Fund) and may generate short-term capital gains (on which you or a Fund will pay taxes, even if it does not sell any shares by year-end).


- High-Yield Bond Risk: Certain of the Underlying Funds may invest in high-yield debt securities, including various high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P, or that are unrated but considered by their investment manager to be of comparable quality. High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the portfolio manager and are sometimes considered speculative. Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

- Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Underlying Funds' portfolios generally will rise.

- Leverage Risk: By investing the proceeds received from selling securities short, an Underlying Fund is employing a form of leverage, which creates special risks. The use of leverage may increase an Underlying Fund's exposure

THE UNDERLYING FUNDS: INVESTMENT RISKS

  to long equity positions and make any change in the Underlying Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that an Underlying Fund will leverage its portfolio, or if it does, that the Underlying Fund's leveraging strategy will be successful. An Underlying Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

- Liquidity Risk: Certain of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Fund from selling these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

- Market Risk: The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

- Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of an Underlying Fund's fixed income investments will affect the volatility of its share price.

- Mortgage- and Asset-Backed Security Risk: Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. A portfolio manager's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities also may be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for an Underlying Fund to lose money as interest rates rise.

- Real Estate Investment Trust Risk: Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

- Short Sales Risk: If a security sold short increases in price, an Underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. An Underlying Fund may have substantial short

                                          THE UNDERLYING FUNDS: INVESTMENT RISKS

  positions and may borrow those securities to make delivery to the buyer. An Underlying Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, an Underlying Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

  When borrowing a security for delivery to a buyer, an Underlying Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. An Underlying Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Underlying Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when an Underlying Fund is unable to borrow the same security for delivery. In that case, the Underlying Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

  Until an Underlying Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, an Underlying Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit an Underlying Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

- Smaller Company Risk: The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

- Value Securities Risk: Certain Underlying Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value securities is that they may never reach what the Underlying Fund's investment manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Investor Class, Class A, I, R1, R2 and R3 shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE -- named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.


- SHAREHOLDER SERVICE FEE -- this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing and communication services.


An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any

                                                               SHAREHOLDER GUIDE

dividends that are paid. See "Information on Fees" in this section for more information about these fees.


In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:


- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero. The Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes


                      INVESTOR
                       CLASS       CLASS A     CLASS I   CLASS R1   CLASS R2       CLASS R3
  Initial sales             Yes          Yes    None       None       None                  None
  charge

  Contingent            None(1)      None(1)    None       None       None                  None
  deferred sales
  charge



  Ongoing service         0.25%        0.25%    None       None      0.25%                 0.25%
  and/or                                                                        distribution and
  distribution fee                                                                 0.25% service
  (Rule 12b-1 fee)                                                                 (0.50% total)

  Shareholder              None         None    None      0.10%      0.10%                 0.10%
  service fee



  Redemption fee           None         None    None       None       None                  None

  Conversion                See          See    None       None       None                  None
  feature              below(2)     below(2)



  Purchase maximum         None         None    None       None       None                  None


1 Except on certain redemptions on purchases of $1 million or more made without an initial sales charge.

2 Investor Class and Class A shares are subject to automatic conversions. Please see "Investor Class Share Considerations" and "Class A Share Considerations" for more information.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you

SHAREHOLDER GUIDE


intend to invest larger amounts and hold your shares long-term (more than 6 years, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and Class R3 shares are available only to certain employer-sponsored retirement plans.


INVESTOR CLASS SHARE CONSIDERATIONS


- Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis beginning on or about June 30, 2008. If at that time, the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that you may not aggregate your holdings of Investor Class shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782).



- Please also note that if your account balance falls below $25,000, whether by shareholder action or change in market value, after conversion to Class A shares or you no longer qualify to hold Class A shares, your account may be converted back to Investor Class shares. Please see "Class A Share Considerations" for more details.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you purchase fewer shares than you would with the same investment in other share classes.


CLASS A SHARE CONSIDERATIONS


- Generally, Class A shares have a minimum investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis beginning on or about March 28, 2008 (May 1, 2008 for SIMPLE IRA accounts). If at that time, the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds or rely on a Right of

                                                               SHAREHOLDER GUIDE

  Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.


- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").


- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes.


CLASS I SHARE CONSIDERATIONS


- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER


CLASS R1, R2 AND R3 SHARE CONSIDERATIONS


- You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

- You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing service and/or distribution fees for Class R2 and Class R3 shares.

- Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:

  - Section 401(a) and 457 plans;

  - Certain section 403(b)(7) plans;

  - 401(k), profit sharing, money purchase pension and defined benefit plans;
    and

  - Non-qualified deferred compensation plans.

SHAREHOLDER GUIDE

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(2)           None                None                     None

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares


You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.


- RIGHT OF ACCUMULATION


  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund (which are offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.


  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a Fund, using your Right of Accumulation you can invest that $10,000 in Investor Class or Class A shares
 20

                                                               SHAREHOLDER GUIDE


  (if eligible) and pay the reduced sales charge rate normally applicable to a $105,000 investment.



  For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Reduced Sales Charges" in the SAI.


- LETTER OF INTENT


  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class or Class A shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund, MainStay Money Market Fund, or MainStay Principal Preservation Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.



  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent" in the Funds' SAI.


- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.


  More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

SHAREHOLDER GUIDE

  "Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

- 50 or more participants;

- an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

- holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers


There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

                                                               SHAREHOLDER GUIDE

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of NYLIM, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAI.


INFORMATION ON FEES

Rule 12b-1 Plans


Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class, Class A or Class R2 shares of the Fund, respectively. The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and 0.25% for service activities, in each case, of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the shareholder service fee paid pursuant to the Shareholder Services Plans adopted by Class R1, Class R2 and Class R3 shares. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.


Small Account Fee


Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:



- Class A accounts, retirement plan services bundled accounts, and investment-only retirement accounts;



- accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;



- NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year;



- accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts); and



- certain Investors Class accounts where the small account balance is due solely to the conversion from Class B shares.


This small account fee will be deducted on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement

SHAREHOLDER GUIDE

additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such Fund.


Pursuant to the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.


COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

                                                               SHAREHOLDER GUIDE

---------------------------


GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.



of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.



Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund and the Manager do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.


Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.


For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.


BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR ACCOUNT WITH MAINSTAY INVESTMENTS

The Funds are generally sold to retirement plans and individual retirement accounts only through New York Life Retirement Plan Services and certain other financial intermediaries.

If you are investing through a New York Life Retirement Plan Services IRA, you will be provided with account opening and investment materials.

Investor Class and Class A Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same Fund.


Class I, R1, R2 and R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, R2 or R3 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

SHAREHOLDER GUIDE

All Classes


You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds. Receipt in good order of a purchase or redemption request for a Fund's shares before the close of business on a business day is deemed to constitute receipt of a proportional order for shares of the corresponding Underlying Funds on the same day. Therefore, both orders generally receive that day's NAV.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  - Name;

  - Date of birth (for individuals);

  - Residential or business street address (although post office boxes are still permitted for mailing); and

  - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept

                                                               SHAREHOLDER GUIDE


additional investments of smaller amounts at their discretion. Please see the SAI for additional information.


Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.


Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts (beginning on or about May 1, 2008) may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares


The following minimum applies if you are investing in Class A shares directly or through 403(b) plan accounts:


- $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund.


Broker/dealers (and their affiliates) or certain service providers with customer accounts that primarily trade on an omnibus level or through National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only), certain retirement plan accounts, including investment-only plan accounts, board members, Directors and employees of New York Life and its affiliates and subsidiaries are not subject to the minimum investment requirement for Class A Shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors--$5 million for initial purchases of any single MainStay Fund, and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

Class R1, R2 and R3 Shares

If you are eligible to invest in Class R1, R2 or Class R3 shares of the Funds there are no minimum initial or subsequent purchase amounts.

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 pm Eastern time.

  BY PHONE:            Have your investment professional          * MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY (1-800-624-6782)           within three business days. If not, MainStay
                       between 8:00 am and 6:00 pm Eastern          Investments can cancel your order and hold you liable
                       time any day the New York Stock              for costs incurred in placing it.
                       Exchange is open. Call before 4:00 pm      Be sure to write on your check:
                       to buy shares at the current day's         * name(s) of investor(s);
                       NAV.                                       * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           * $1,000 minimum for Investor Class shares,
                       amount of your investment to:              * $25,000 minimum for Class A shares,
                       MainStay Funds                             * $5 million for Class I shares)
                       P.O. Box 8401                              Be sure to write on your check:
                       Boston, MA 02266-8401                      * name(s) of investor(s); and
                                                                  * Fund name and Class of shares.
                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUNDS -- INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                        To buy shares the same day, MainStay
                       Investments must receive your wired money by
                       4:00 pm Eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8 am       electronic debits from a designated bank account.
                       and 6 pm eastern time any day the New York         * The maximum ACH purchase amount is $100,000.
                       Stock Exchange is open to make an ACH
                       purchase; call before 4:00 pm to buy shares
                       at the current day's NAV; or
                        Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Investor Class shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       MainStay Funds                                     * Fund name and Class of shares.
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809




SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS

  BY CONTACTING YOUR FINANCIAL ADVISOR:                           * You may sell (redeem) your shares through your
                                                                    financial advisor or by any of the methods
                                                                    described below.

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       at 1-800-MAINSTAY (1-800-624-6782)           and generally will not send checks to addresses
                       between 8:00 am and 6:00 pm Eastern          on record for 30 days or less.
                       time any day the New York Stock            * The maximum order MainStay Investments can
                       Exchange is open. Call before 4:00 pm        process by phone is $100,000.
                       Eastern time to sell shares at the
                       current day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free        phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)           by bank wire to your designated bank account the
                       between 8:00 am and 6:00 pm Eastern          next business day, although it may take up to
                       time any day the New York Stock              seven days to do so. Your bank may charge you a
                       Exchange is open. Eligible investors         fee to receive the wire transfer.
                       may sell shares and have proceeds
                       electronically credited to a               * MainStay Investments must have your bank account
                       designated bank account.                     information on file.
                                                                  * There is an $11 fee for wire redemptions.
                                                                  * MainStay Investments does not charge a fee for
                                                                  wire redemptions of Class I shares
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank account
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8:00 am and 6:00 pm Eastern        * There is no fee from MainStay Investments for
                       time any day banks and the New York        this transaction.
                       Stock Exchange are open.
                       Visit us at www.mainstayfunds.com          * The maximum ACH transfer amount is $100,000.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       30 Dan Road
                       Canton, MA 02021-2809                      There is a $15 fee for Class A shares ($25 for
                                                                  Investor Class shares) for checks mailed to you via
                                                                  overnight service.

                                                               SHAREHOLDER GUIDE

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

-all phone calls with service representatives are tape recorded, and

-written confirmation of every transaction is sent to your address of record.


MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

GENERAL POLICIES

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.


Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

- To limit the Funds' expenses, we do not issue share certificates.

Selling Shares

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Investor Class or Class A shares, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.


- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.


- MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

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When you buy and sell shares directly from the Funds, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of the correction.

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interest of all shareholders, the Funds reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

- There is no fee for wire redemptions of Class I shares.

Additional Information

You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your Investment Dealer or MainStay Investments immediately. If you or your Investment Dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor, or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or to new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

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Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 1-800-MAINSTAY (1-800-624-6782) for further details.

PURCHASES-IN-KIND

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.

REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already and (2) your account is not subject to a 60-day block, as described in the section entitled "Excessive Purchases and Redemptions or Exchanges"). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.



SHAREHOLDER SERVICES


Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

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Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.


Systematic Investing--Individual Shareholders Only


MainStay offers four automatic investment plans:


1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment


Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with dividend reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.


3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.


4. Systematic exchange



Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Funds established with systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.


Systematic Withdrawal Plan--Individual Shareholders Only


Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.


The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds


You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another (investment minimums and other eligibility requirements will apply). When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. Generally, you may not exchange shares between classes. However, you may exchange between Class A and Investor Class shares of the same or any other MainStay Fund (investment minimums and other eligibility requirements will apply).

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MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.



You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised, or administered by NYLIM or any affiliate thereof, which are offered in separate prospectuses, including:


- MainStay 130/30 Core Fund             - MainStay Indexed Bond Fund
- MainStay 130/30 Growth Fund           - MainStay Institutional Bond Fund
- MainStay 130/30 High Yield Fund*      - MainStay Intermediate Term Bond Fund
- MainStay 130/30 International Fund    - MainStay International Equity Fund
- MainStay All Cap Growth Fund          - MainStay Large Cap Growth Fund
- MainStay Balanced Fund                - MainStay Large Cap Opportunity Fund*
- MainStay Capital Appreciation Fund    - MainStay MAP Fund
- MainStay Cash Reserves Fund           - MainStay Mid Cap Growth
- MainStay Common Stock Fund            - MainStay Mid Cap Opportunity Fund
- MainStay Conservative Allocation      - MainStay Mid Cap Value Fund
Fund                                    - MainStay Moderate Allocation Fund
- MainStay Convertible Fund             - MainStay Moderate Growth Allocation
- MainStay Diversified Income Fund      Fund
- MainStay Floating Rate Fund           - MainStay Money Market Fund
- MainStay Global High Income Fund      - MainStay Principal Preservation Fund
- MainStay Government Fund              - MainStay S&P(R) 500 Index Fund
- MainStay Growth Allocation Fund       - MainStay Short Term Bond Fund
- MainStay Growth Equity Fund*          - MainStay Small Cap Growth Fund
- MainStay High Yield Corporate Bond    - MainStay Small Cap Opportunity Fund
Fund                                    - MainStay Small Cap Value Fund
- MainStay ICAP Equity Fund             - MainStay Tax Free Bond Fund
- MainStay ICAP International Fund      - MainStay Total Return Fund
- MainStay ICAP Select Equity Fund      - MainStay Value Fund
- MainStay Income Manager Fund


Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any Fund by contacting your broker, financial advisor or other financial institution or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).


The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (See "Excessive Purchases and Redemptions on Exchanges".)

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


In certain circumstances you may have to pay a sales charge.



In addition, if you exchange Class C shares of a Fund into Class C shares of the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund (which are offered in a separate prospectus), or you exchange Investor Class shares or Class A shares of a Fund subject to the 1% CDSC into Investor Class shares or Class A shares of the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class shares or Class A or Class C shares, as applicable, of another non-money market MainStay Fund.


---------------

* Offered only to residents of Connecticut, Maryland, New Jersey and New York.



You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

SHAREHOLDER GUIDE


When you exchange your shares, you may incur a redemption fee. Please see "Shareholder Guide--Redemption Fee" for more information.


EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares

---------------------------



SEEK PROFESSIONAL ASSISTANCE. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

                                                               SHAREHOLDER GUIDE

that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees--Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Fund's Share Prices (NAV) and the Valuation of Securities


Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of a Fund's assets that are invested in one or more Underlying Funds, the Fund's NAV is calculated based upon the NAVs of those Underlying Funds, (Please refer to the Underlying Funds' prospectuses for a description of how the securities held by such funds may be valued). The value of a Fund's other investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager determines a particular event would materially affect the NAV. In this

SHAREHOLDER GUIDE

case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. If an Underlying Fund invests in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information


A description of the Fund's policies and procedures with respect to the disclosure of each of the Fund's portfolio securities holdings is available in the Funds' SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings will be made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Funds' top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information will also be provided in the Annual Report and Semi-annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning

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If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.



---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

dividends the next business day after MainStay Investments receives your purchase request in good order.

Capital Gains
The Funds earn capital gains when they sell securities at a profit.


When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.


How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by your broker-dealer) or MainStay Investments directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or


   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).


2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Distribution received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many

SHAREHOLDER GUIDE


of the stocks in which the Underlying Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.


MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.


If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.



However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.


Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation if you are not a tax-exempt shareholder.

KNOW WITH WHOM YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Directors of Eclipse Funds Inc., the "Board" of the Funds, oversees the actions of the Manager and Distributor and decides on general policies of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Funds' business affairs and manages the investment operations of each Fund and the composition of the portfolios of each Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


For the fiscal year ended October 31, 2007, the Funds paid the Manager an aggregate fee for services performed as a percentage of the Funds' average daily net assets equal to 0%.



The Manager pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board and the Funds' Chief Compliance Officer, a portion of whose compensation may be paid by the Funds, and all operational expenses that are not the responsibility of the Fund. Pursuant to a Management Agreement with the Funds, the Manager is entitled to receive fees from the Funds accrued daily and payable monthly.


The Manager will receive an aggregate management fee of 0.10% for services performed as a percentage of each Fund's average daily net assets. The Manager currently waives this fee. The Funds also indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Funds invest.

The basis for the Board's approval of the Funds' investment management agreement is available in the Funds' Annual Report to shareholders for the fiscal year ended October 31, 2007.

The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the advisory agreement between the Manager and the Funds.

Pursuant to an agreement with NYLIM, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.

WHO MANAGES YOUR MONEY?


NYLIM serves as manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2007, NYLIM and its affiliates managed approximately $250 billion in assets.


Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreements with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the Statement of Additional Information for more information on the Order. The shareholders of The MainStay Funds have approved the use of this Order. Eclipse Funds Inc. may not rely on this Order without first obtaining shareholder approval.

The fees paid to a subadvisor would be paid out of the management fee paid to the Manager and would not be additional expenses of a Fund. The shareholders of each Fund have approved the manager-of-managers relationship.

PORTFOLIO MANAGER BIOGRAPHIES:

NYLIM uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are primarily responsible for the Fund's day-to-day management are set forth below. Additional information regarding the portfolio managers' compensation, other accounts managed by them and their ownership of shares of the funds they manage is available in the Statement of Additional Information.

TONY ELAVIA Mr. Elavia has been an employee of NYLIM since September 2004 and is a Senior Managing Director. Mr. Elavia is also Chief Investment Officer of NYLIM Equity Investors Group, a division of NYLIM. Prior to joining NYLIM, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.

JONATHAN SWANEY Mr. Swaney has been an employee of NYLIM since 1997 and is responsible both for managing quantitative equity portfolios and performing research at NYLIM Equity Investors Group. Also within NYLIM, Mr. Swaney has previously worked with the Investment Consulting Group and was a portfolio manager with the Quantitative Strategies unit. Prior to joining NYLIM, Mr. Swaney performed manager research for fund-of-hedge-funds operator Pine Grove Partners and worked on the fixed income desk at The Vanguard Group. Mr. Swaney earned his B.A. in Political Science from The College of William & Mary.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS

MAINSTAY RETIREMENT 2010 FUND

                                                                      Class A                Class I
                                                                    -----------            -----------
                                                                     June 29,               June 29,
                                                                       2007*                  2007*
                                                                      through                through
                                                                    October 31,            October 31,
                                                                    -----------            -----------
                                                                       2007                   2007
                                                                    -----------            -----------
  Net asset value at beginning of period......................        $10.00                 $10.00
                                                                      ------                 ------
  Net investment income (a)...................................          0.06                   0.08
  Net realized and unrealized gain on investments.............          0.51                   0.50
                                                                      ------                 ------
  Total from investment operations............................          0.57                   0.58
                                                                      ------                 ------
  Net asset value at end of period............................        $10.57                 $10.58
                                                                      ======                 ======
  Total investment return (c).................................          5.70%(b)               5.80%(b)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................          1.83%+                 2.42%+
     Net expenses (d).........................................          0.38%+                 0.13%+
     Expenses (before waiver/reimbursement) (d)...............         31.10%+                30.84%+
  Portfolio turnover rate.....................................            17%                    17%
  Net assets at end of period (in 000's)......................        $  281                 $  930

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

                                                            FINANCIAL HIGHLIGHTS

MAINSTAY RETIREMENT 2020 FUND

                                                                      Class A                Class I
                                                                    -----------            -----------
                                                                     June 29,               June 29,
                                                                       2007*                  2007*
                                                                      through                through
                                                                    October 31,            October 31,
                                                                    -----------            -----------
                                                                       2007                   2007
                                                                    -----------            -----------
  Net asset value at beginning of period......................        $10.00                 $10.00
                                                                      ------                 ------
  Net investment income (a)...................................          0.04                   0.05
  Net realized and unrealized gain on investments.............          0.53                   0.52
                                                                      ------                 ------
  Total from investment operations............................          0.57                   0.57
                                                                      ------                 ------
  Net asset value at end of period............................        $10.57                 $10.57
                                                                      ======                 ======
  Total investment return (c).................................          5.70%(b)               5.80%(b)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................          1.32%+                 1.56%+
     Net expenses (d).........................................          0.38%+                 0.13%+
     Expenses (before waiver/reimbursement) (d)...............         35.65%+                35.16%+
  Portfolio turnover rate.....................................            25%                    25%
  Net assets at end of period (in 000's)......................        $  297                 $  440

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

FINANCIAL HIGHLIGHTS

MAINSTAY RETIREMENT 2030 FUND

                                                                      Class A                Class I
                                                                    -----------            -----------
                                                                     June 29,               June 29,
                                                                       2007*                  2007*
                                                                      through                through
                                                                    October 31,            October 31,
                                                                    -----------            -----------
                                                                       2007                   2007
                                                                    -----------            -----------
  Net asset value at beginning of period......................        $10.00                 $10.00
                                                                      ------                 ------
  Net investment income (a)...................................          0.02                   0.03
  Net realized and unrealized gain on investments.............          0.57                   0.57
                                                                      ------                 ------
  Total from investment operations............................          0.59                   0.60
                                                                      ------                 ------
  Net asset value at end of period............................        $10.59                 $10.60
                                                                      ======                 ======
  Total investment return (c).................................          5.90%(b)               6.00%(b)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................          0.71%+                 0.96%+
     Net expenses (d).........................................          0.38%+                 0.13%+
     Expenses (before waiver/reimbursement) (d)...............         35.87%+                35.62%+
  Portfolio turnover rate.....................................            42%                    42%
  Net assets at end of period (in 000's)......................        $  306                 $  287

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

                                                            FINANCIAL HIGHLIGHTS

MAINSTAY RETIREMENT 2040 FUND

                                                                      Class A                Class I
                                                                    -----------            -----------
                                                                     June 29,               June 29,
                                                                       2007*                  2007*
                                                                      through                through
                                                                    October 31,            October 31,
                                                                    -----------            -----------
                                                                       2007                   2007
                                                                    -----------            -----------
  Net asset value at beginning of period......................        $10.00                 $10.00
                                                                      ------                 ------
  Net investment income (a)...................................          0.02                   0.03
  Net realized and unrealized gain on investments.............          0.59                   0.58
                                                                      ------                 ------
  Total from investment operations............................          0.61                   0.61
                                                                      ------                 ------
  Net asset value at end of period............................        $10.61                 $10.61
                                                                      ======                 ======
  Total investment return (c).................................          6.10%(b)               6.20%(b)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................          0.49%+                 0.75%+
     Net expenses (d).........................................          0.38%+                 0.13%+
     Expenses (before waiver/reimbursement) (d)...............         39.66%+                39.47%+
  Portfolio turnover rate.....................................            25%                    25%
  Net assets at end of period (in 000's)......................        $  265                 $  273

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

FINANCIAL HIGHLIGHTS

MAINSTAY RETIREMENT 2050 FUND

                                                                      Class A                Class I
                                                                    -----------            -----------
                                                                     June 29,               June 29,
                                                                       2007*                  2007*
                                                                      through                through
                                                                    October 31,            October 31,
                                                                    -----------            -----------
                                                                       2007                   2007
                                                                    -----------            -----------
  Net asset value at beginning of period......................        $10.00                 $10.00
                                                                      ------                 ------
  Net investment income (a)...................................          0.01                   0.02
  Net realized and unrealized gain on investments.............          0.61                   0.61
                                                                      ------                 ------
  Total from investment operations............................          0.62                   0.63
                                                                      ------                 ------
  Net asset value at end of period............................        $10.62                 $10.63
                                                                      ======                 ======
  Total investment return (c).................................          6.30%(b)               6.40%(b)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................          0.29%+                 0.55%+
     Net expenses (d).........................................          0.38%+                 0.13%+
     Expenses (before waiver/reimbursement) (d)...............         39.60%+                39.11%+
  Portfolio turnover rate.....................................            24%                    24%
  Net assets at end of period (in 000's)......................        $  270                 $  273

-------

 *   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI for the Fund is incorporated by reference into this Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the reporting period.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information about the Funds call toll free 1-800-MAINSTAY (1-800-624-6782)
or visit our website at www.mainstayfunds.com.

                                                                    MSRF01-02/08
                                                                              RF

(MAINSTAY LOGO)

Prospectus                                                     FEBRUARY 28, 2008


MAINSTAY(R) FUNDS




Equity Funds
MainStay Growth Equity Fund
MainStay Large Cap Opportunity Fund



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        WHAT'S INSIDE


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks: An Overview

  5      MainStay Growth Equity Fund

 10      MainStay Large Cap Opportunity Fund

 16      More About Investment Strategies and Risks

 18      Shareholder Guide

 45      Know With Whom You're Investing

 47      Financial Highlights

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses the MainStay Growth Equity Fund and the MainStay Large Cap Opportunity Fund (the "Funds"), both series of Eclipse Funds Inc., a Maryland corporation ("Company"), which is a series mutual fund that offers different series, including the Funds, that invest for varying combinations of income and capital appreciation. The other series not discussed in this Prospectus are offered by separate prospectuses, which are available by request. The Funds are managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). For more specific information about NYLIM, see "Know with Whom You're Investing -- Who Manages Your Money".


Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval. Under normal conditions, the Funds invest primarily in equity securities. In times of unusual or adverse conditions, the Funds may invest for temporary or defensive purposes outside the scope of their principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, and foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

- common and preferred stocks;

- convertible securities;

- American Depositary Receipts (ADRs); and

- real estate investment trusts (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include (without limitation):

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.


An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks and expenses of each of the Funds. Please review it carefully.

---------------------------


The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 98% of the investable U.S. equity market. The market capitalizations of companies in the Russell 1000(R) Growth Index fluctuate; as of December 31, 2007, they range from $624 million to $528 billion.


MAINSTAY GROWTH
EQUITY FUND

The Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities.

INVESTMENT PROCESS

The Fund invests generally in large capitalization stocks that NYLIM, the Fund's Manager, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the RUSSELL 1000(R) GROWTH INDEX) over the long term.

The Manager uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company-specific factors, such as those listed below, and not general economic conditions.

In selecting stocks for the Fund, the Manager uses several models that attempt to select securities with improving earnings growth characteristics from among the largest publicly traded U.S. large and mid-capitalization growth stocks within the Russell 1000(R) Growth Index. Each model uses as inputs the following factors: capital expenditure intensity, change in accruals, revisions from market analysts, price momentum, free cash flow yield, and a valuation factor, such as price to revenues. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to their competitors and to companies in other industries. The Fund may also engage in the lending of portfolio securities.

The Manager also employs a sell discipline pursuant to which it will typically consider selling a position in a company:

- If the company's short-term relative performance deteriorates significantly;

- If the company falls below the median in the Manager's quantitative universe;
  or

- If the Manager engages in periodic rebalancing of the Fund.

The Fund may invest in common stock and other equity securities, in equity-related securities such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

GROWTH EQUITY FUND

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.



The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.



The Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                              GROWTH EQUITY FUND

[GROWTH EQUITY FUND]

06                                                                               10.98
07                                                                               15.58

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 2006-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one year period, and for the life of the Fund, compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception, November 4, 2005, through December 31, 2007, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(2006-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       7.85%             2Q/07
  Lowest return/worst quarter                                       -4.32%            2Q/06





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)


                                                                    1 YEAR         LIFE OF FUND(1)
  Growth Equity Fund
    Investor Class                                                   8.87%               9.75%
    Class A                                                          8.87%               9.75%
    Class B                                                          9.35%              10.58%
    Class C                                                         13.35%              11.82%
    Class I                                                         15.58%              12.96%

  Return After Taxes on Distributions(2)
    Class I                                                         15.44%              12.81%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                         10.27%              11.08%

  Russell 1000(R) Growth Index(3)
    (reflects no deduction for fees, expenses, or taxes)            11.81%              10.91%





1    The Fund commenced operations on November 4, 2005.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C may vary.

3 The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000
     Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 98% of the investable U.S. equity market.
     Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

GROWTH EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                 INVESTOR
                                                                  CLASS         CLASS A       CLASS B       CLASS C       CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             5.50%          5.50%         None          None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)(1)                                 None          None          5.00%         1.00%         None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                         None          None          None          None          None



  Maximum Account Fee                                              None          None          None          None          None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees(2)                                              0.70%          0.70%         0.70%         0.70%         0.70%



  Distribution and/or Service (12b-1) Fees(3)                     0.25%          0.25%         1.00%         1.00%         None
  Other Expenses(4)                                               0.42%          0.42%         0.42%         0.42%         0.22%



  Acquired (Underlying) Fund Fees and Expenses(5)                 0.05%          0.05%         0.05%         0.05%         0.05%
  Total Annual Fund Operating Expenses(6)                         1.42%          1.42%         2.17%         2.17%         0.97%
  Fee Recoupments/(Waivers/Reimbursements)(6)                    (0.02)%        (0.12)%       (0.06)%       (0.06)%         --



  Net Annual Fund and Underlying Fund Expenses(6)                 1.40%          1.30%         2.11%         2.11%         0.97%
  Net Annual Fund Operating Expenses
  (excluding Underlying Fund Operating Expenses)(6)               1.35%          1.25%         2.06%         2.06%         0.92%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets.

3 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The table shows the Funds' estimated indirect expense from investing in the Underlying Funds based on the anticipated allocation of each Fund's assets among the Underlying Funds and the Underlying Funds' operating expenses during their last fiscal year. This expense may be higher or lower over time depending on the actual allocation of the Fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



6 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class Shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.35%; Class A, 1.25%; Class B, 2.10%; Class C, 2.10%; and Class I, 1.00%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitation at 2.00% for Class B shares and 2.00% for Class C shares. The limitations for the Class A shares and Class I shares were the same as in the April 1, 2008 Agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



  The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



  The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

                                                              GROWTH EQUITY FUND


EXAMPLE*


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge
(load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  INVESTOR
                   CLASS     CLASS A                 CLASS B                                CLASS C                  CLASS I
                                       Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after                       Redemption    the end of each period   redemption    the end of each period
   1 Year          $  685    $  675      $  214              $  714             $  214              $  314           $   99
   3 Years         $  973    $  963      $  673              $  973             $  673              $  673           $  309
   5 Years         $1,282    $1,273      $1,159              $1,359             $1,159              $1,159           $  536
   10 Years        $2,157    $2,149      $2,308              $2,308             $2,499              $2,499           $1,190






 * The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursements and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year. The example reflects Class B shareholders moving to Investor
     Class Shares in years 9-10; fees could be lower if these shareholders moved to Class A shares.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains from capital appreciation.

---------------------------


The RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which includes the largest 3,000 U.S. companies determined by market capitalization. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $479 million to $528 billion.


MAINSTAY LARGE CAP
OPPORTUNITY FUND

The Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of large companies with market capitalizations, at the time of investment similar to the companies in the RUSSELL 1000(R) INDEX.

INVESTMENT PROCESS

The Fund invests primarily in large capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines have been overlooked by the marketplace so that they are undervalued or under-priced relative to the rest of the Fund's large-cap universe.

In selecting stocks for the Fund, the Manager uses several models that attempt to forecast the return of stocks relative to the Fund's large-cap universe (the "active return"). Each model uses as inputs a valuation factor, such as price to revenues, cash flow, earnings, and book value, together with factors calculated from accounting and market data. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to their competitors and to companies in other industries.

The Fund's portfolio is constructed by incorporating estimates of transaction costs and a market risk model with the active return forecast. The market risk model is employed to target a tracking error relative to the Fund's large-cap universe and to limit the Fund's active exposure to market risk factors.

Under normal conditions the Manager keeps the Fund fully invested. However, the Fund may hold cash from time to time as a result of trading, cash flows or for temporary defensive purposes.

The Fund may invest up to 15% of its total assets in the securities of REITs. A REIT is an investment vehicle that pools investors' money for investment primarily in income producing real estate or related loans or interest in another REIT.

The Manager may sell a stock if it becomes relatively overvalued or better opportunities are identified.

                                                      LARGE CAP OPPORTUNITY FUND

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------
PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.

PRINCIPAL RISKS

The Fund is subject to the risks associated with investing in equity securities and the risks associated with value stocks. The value of your investment will fluctuate as the value of equity securities in which the Fund invests fluctuates. Equity securities held by the Fund are also subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the Manager's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).


Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

LARGE CAP OPPORTUNITY FUND

[LARGE CAP OPPORTUNITY FUND]

06                                                                               19.76
07                                                                               -1.00

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 2006-2007)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one year period, and for the life of the Fund, compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(2006-2007)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       7.50%             4Q/06
  Lowest return/worst quarter                                       -3.55%            4Q/07





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)


                                                                    1 YEAR         LIFE OF FUND(1)
  Large Cap Opportunity Fund
    Class A                                                         -6.61%               5.28%
    Class B                                                         -6.33%               5.80%
    Class C                                                         -2.87%               6.86%
    Class I                                                         -1.00%               7.95%
  Return After Taxes on Distributions(2)
    Class I                                                         -3.06%               5.88%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                          1.18%               6.17%
  Russell 1000 Value Index(3)
    (reflects no deduction for fees, expenses, or taxes)            -0.17%               9.57%



  Russell 1000 Index(4)
    (reflects no deduction for fees, expenses, or taxes)             5.77%               9.57%





1    The Fund commenced operations on July 29, 2005.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Class A, B and C may vary.

3 The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. You cannot invest directly into an index.

4 The Russell 1000(R) Index is an unmanaged index that measures performance of the 1,000 largest companies in the Russell 3000 Index, which includes the largest 3,000 U.S.
     companies determined by market capitalizations. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

                                                      LARGE CAP OPPORTUNITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                          CLASS A       CLASS B       CLASS C       CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 5.50%         None          None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)(1)                                    None          5.00%         1.00%         None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                            None          None          None          None



  Maximum Account Fee                                                 None          None          None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                  0.70%         0.70%         0.70%         0.70%
  Distribution and/or Service (12b-1) Fees(3)                         0.25%         1.00%         1.00%         None



  Other Expenses(4)                                                   1.72%         1.72%         1.72%         1.51%
  Total Annual Fund Operating Expenses(5)                             2.67%         3.42%         3.42%         2.21%



  Fee Recoupments/(Waivers/Reimbursements)(5)                        (1.42)%       (1.42)%       (1.42)%       (1.27)%
  Net Annual Fund Operating Expenses(5)                               1.25%         2.00%         2.00%         0.94%





1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets.

3 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following average daily net assets: Class A, 1.25%; Class B, 2.00%; Class C, 2.00%; and Class I, 1.00%. These expense limitations may be modified or terminated only with the approval of the Board. Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at the same levels as in the April 1, 2008 Agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



  Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

LARGE CAP OPPORTUNITY FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                 CLASS B                                CLASS C                  CLASS I
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            Redemption    the end of each period   redemption    the end of each period
   1 Year         $  670      $  203              $  703             $  203              $  303           $   96
   3 Years        $1,206      $  919              $1,219             $  919              $  919           $  569



   5 Years        $1,767      $1,657              $1,857             $1,657              $1,657           $1,068
   10 Years       $3,288      $3,437              $3,437             $3,608              $3,608           $2,445




                      [This page intentionally left blank]

MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

INVESTMENT POLICIES


The discussion of Principal Investment Strategies for the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time a Fund invests its assets. A Fund, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.


LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Funds' agent will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


PORTFOLIO TURNOVER


Portfolio turnover measures the amount of trading a Fund does during the year. Due to their investment processes, the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).


REAL ESTATE INVESTMENT TRUSTS (REITS)

The Funds may invest a portion of their assets in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property value, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial loss in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.


These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategy. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash or money market and other investments.

SHAREHOLDER
GUIDE


The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investment. Shares of the Funds may only be purchased or exchanged by residents of Connecticut, Maryland, New Jersey, or New York and only while present or through intermediaries in those states. Please note that shares of the Funds may not be currently available for purchase by foreign investors.


BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY


This Prospectus offers Investor Class, Class A, B, C and I shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.


The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee table shows, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs is:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to

                                                               SHAREHOLDER GUIDE

your financial advisor for helping you with your investment decisions. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero. The Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes


                          INVESTOR
                            CLASS           CLASS A             CLASS B                 CLASS C            CLASS I
  Initial Sales Charge       Yes              Yes                 None                    None             None

  Contingent deferred      None(1)          None(1)          Sliding scale           1% on sale of         None
  sales charge                                              during the first        shares held for
                                                            six years after         one year or less
                                                                purchase



  Ongoing service           0.25%            0.25%         0.75% distribution      0.75% distribution      None
  and/or distribution                                        0.25% service           0.25% service
  fee (Rule 12b-1 fee)                                       (1.00% total)           (1.00% total)




  Shareholder service       None             None                 None                    None             None
  fee



  Redemption Fee            None             None                 None                    None             None

  Conversion feature         See              See                 Yes                     None             None
                          below(2)         below(2)



  Purchase Maximum(3)       None             None               $100,000               $1,000,000          None


1 Except on certain redemptions from purchases made without an initial sales charge.

2 Investor Class and Class A shares may be subject to automatic conversions. Please see "Investor Class Share Considerations" and "Class A Share Considerations", for more information.

3 Per transaction. Does not apply to purchases by certain retirement plans.


The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best occur by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares of a Fund are more economical if you intend to invest larger amounts and hold your shares long-term (more than

SHAREHOLDER GUIDE

6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

INVESTOR CLASS SHARE CONSIDERATIONS


- Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis beginning on or about June 30, 2008. If at that time, the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that you may not aggregate your holdings of Investor Class shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782).



- Please also note that if your account balance falls below $25,000, whether by shareholder action or change in market value, after conversion to Class A shares or you no longer qualify to hold Class A shares, your account may be converted back to Investor Class shares. Please see "Class A Share Considerations" for more details.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class rather than Class B or Class C shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS A SHARE CONSIDERATIONS


- Generally, Class A shares have a minimum investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis beginning on or about March 28, 2008 (May 1, 2008 for SIMPLE IRA accounts). If at that time, the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are

                                                               SHAREHOLDER GUIDE


making required minimum distributions) whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS


- You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.



- Due to the availability of sales charge discounts for Investor Class and Class A shares, and the higher ongoing fees for Class B shares, Investor Class and Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.


- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


- In most circumstances, you will pay a contingent deferred sales charge ("CDSC") if you sell Class B shares within six years of buying them (see

SHAREHOLDER GUIDE


  "Information on Sales Charges"). There are exceptions, which are described in the SAI.


- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.


- Class B shares convert to Class A shares, or Investor Class shares, if you are not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets.


- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Investor Class shares or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.


- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.



CLASS I SHARE CONSIDERATIONS


- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment advisor or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

                                                               SHAREHOLDER GUIDE

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                              SALES CHARGES(1) as a percentage
                                             of                          TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(2)           None                None                     None

1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2 No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                               AS A % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                  5.00%
  Second year                                                 4.00%



  Third year                                                  3.00%
  Fourth year                                                 2.00%



  Fifth year                                                  2.00%
  Sixth year                                                  1.00%



  Thereafter                                                   None

There are exceptions, which are described in the SAI.

SHAREHOLDER GUIDE

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

  - the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

  - the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

  - increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES


You may be eligible to buy Class A shares of the Funds or Investor Class (if available) at one of the reduced sales charge rates shown through a Right of Accumulation or a Letter of Intent, as described below. The Funds reserve the right to modify or eliminate these programs at any time. You may also be eligible for a waiver of the initial sales charge. However, please note that the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.


- RIGHT OF ACCUMULATION


  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund (which are offered in a separate prospectus), investments in Class I shares, or your interests any MainStay Fund held through a 401(k) plan or other employee benefit plan.

                                                               SHAREHOLDER GUIDE


  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a Fund, using your right of accumulation you can invest that $10,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate of 3.50% normally applicable to a $105,000 investment.


  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the SAI.

- LETTER OF INTENT


  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge rate, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, Class B, or Class C shares of one or more of other MainStay Funds (excluding the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply the Right of Accumulation to these purchases.


  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares that you purchased. A certain portion of your shares will be held in escrow by the Fund's transfer agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent" in the Funds' SAI.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from a Fund. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

SHAREHOLDER GUIDE

More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

"Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

- GROUP BENEFIT PLAN PURCHASES

  You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:


    - 50 or more participants;



    - an aggregate investment in shares of any class of the Fund of $1,000,000 or more; or



    - holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.


  However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

- PURCHASES THROUGH FINANCIAL SERVICES FIRMS

  You may be eligible for elimination of the initial sales charge on Class A shares if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

- 529 PLANS

  When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

OTHER WAIVERS

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance

                                                               SHAREHOLDER GUIDE

Company ("New York Life") and its affiliates. These categories are described in the SAI.


CONTINGENT DEFERRED SALES CHARGE ON CERTAIN INVESTOR CLASS AND CLASS A SHARE REDEMPTIONS


If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), and an affiliate of NYLIM, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.


INFORMATION ON FEES

Rule 12b-1 Plans

The Funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class and Class A 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class and Class A shares of the Funds. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Funds. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and/or maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Small Account Fee


One or more of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:



- Class A share accounts, retirement plan services bundled accounts or investment-only retirement accounts;



- accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;



- NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year;



- accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts) and;



- certain Investor Class accounts the small account balance is due solely to the conversion from Class B shares.

SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

This small account fee will be deducted on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact The MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to dealers at the time of sale.

- The Distributor, from its own resources, pays a sales concession of up to 1.00% on purchases of Class C shares to dealers at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.


Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund and the Manager do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

                                                               SHAREHOLDER GUIDE

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisors, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR ACCOUNT WITH MAINSTAY INVESTMENTS

Investor Class, Class A, B or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Class A shares of the same Fund.


Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes


You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

SHAREHOLDER GUIDE

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.


FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.


After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS


The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors, officers and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at its discretion. Please see the SAI for more information.


Investor Class Shares


The following minimums apply if you are investing in Investor Class shares of the Funds:



- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund; or


- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.


Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts (beginning on or about May 1, 2008) may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator

                                                               SHAREHOLDER GUIDE

or The MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares


The following minimum applies if you are investing in Class A shares directly or through 403(b) plan accounts:


- $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund.


Broker/dealers (and their affiliates) or certain service providers with customer accounts that primarily trade on an omnibus level or through National Securities Clearing Corporation's Fund/SERV network (levels 1-3 only), retirement plan accounts, including certain investment-only plan accounts, board members, Directors and employees of New York Life and its affiliates and subsidiaries are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


Please note that your Class A shares may be converted into Investor Class Shares automatically. Please see "Class A Shares Considerations" for more details, if offered (Large Cap Opportunity Fund currently does not offer Investor Class shares).

Class B and Class C Shares

The following minimums apply if you are investing in Class B or C shares of the
Funds:


- $1,000 for initial and $50 for subsequent purchases of a Fund; or


- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent monthly purchases OR no initial and $100 subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:


- Individual Investors--$5 million for initial purchases of a Fund, and no minimum subsequent purchase amount; and


- Institutional Investors--no minimum initial or subsequent purchase amounts.

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and
                       Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 pm Eastern time.

  BY PHONE:            Have your investment professional          * MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY (1-800-624-6782)           within three business days. If not, MainStay
                       between 8:00 am and 6:00 pm Eastern          Investments can cancel your order and hold you liable
                       time any day the New York Stock              for costs incurred in placing it.
                       Exchange is open. Call before 4:00 pm      Be sure to write on your check:
                       Eastern time to buy shares at the          * name(s) of investor(s);
                       current day's NAV.                         * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to:
                       Application with a check for the           MainStay Funds
                       amount of your investment to:              * $1,000 minimum for Investor Class, Class B and Class
                       MainStay Funds                               C shares, $25,000 minimum for Class A shares and $5
                       P.O. Box 8401                                million for Class I shares
                       Boston, MA 02266-8401                      Be sure to write on your check:
                                                                  * name(s) of investor(s)
                                                                  * Fund name and Class of shares.

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND--INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4:00 p.m. Eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8:00       electronic debits from a designated bank account.
                       am and 6:00 pm eastern time any day the New        * The maximum ACH purchase amount is $100,000.
                       York Stock Exchange is open to make an ACH
                       purchase; call before 4:00 pm to buy shares
                       at the current day's NAV; or
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Investor Class, Class B and C
                       P.O. Box 8401                                        shares).
                       Boston, MA 02266-8401
                                                                          Be sure to write on your check:
                       Send overnight orders to:                          * name(s) of investor(s);
                       MainStay Funds                                     * your account number; and
                       c/o Boston Financial                               * Fund Name and Class of shares.
                       Data Services
                       30 Dan Road
                       Canton, MA 02021-2809




SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS

  BY CONTACTING YOUR INVESTMENT DEALER:                           * You may sell (redeem) your shares through your
                                                                    Investment Dealer or by any of the methods
                                                                    described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       at 1-800-MAINSTAY (1-800-624-6782)           and generally will not send checks to addresses
                       between 8:00 am and 6:00 pm Eastern          on record for 30 days or less.
                       time any day the New York Stock            * The maximum order MainStay Investments can
                       Exchange is open. Call before 4:00 pm        process by phone is $100,000.
                       eastern time to sell shares at the
                       current day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free          phone, MainStay Investments will send the
                       at 1-800-MAINSTAY (1-800-624-6782)           proceeds by bank wire to your designated bank
                       between 8:00 am and 6:00 pm Eastern          account the next business day, although it may
                       time any day the New York Stock              take up to seven days to do so. Your bank may
                       Exchange is open. Eligible investors         charge you a fee to receive the wire transfer.
                       may sell shares and have proceeds          * MainStay Investments must have your bank account
                       electronically credited to a                 information on file.
                       designated bank account.                   * There is an $11 fee for wire redemptions.
                                                                  * MainStay Investments does not charge a fee for
                                                                    wire redemptions of Class I shares.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8:00 am and 6:00 pm Eastern        * There is no fee from MainStay Investments for
                       time any day banks and the New York          this transaction.
                       Stock Exchange are open.                   * The maximum ACH transfer amount is $100,000.
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       30 Dan Road
                       Canton, MA 02021-2809                      There is a $15 fee for Class A shares ($25 fee for
                                                                  Investor Class, Class B and Class C shares) for
                                                                  checks mailed to you via overnight service.




                                                               SHAREHOLDER GUIDE

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When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.


GENERAL POLICIES


The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.



Buying Shares



- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.


- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

- To limit a Fund's expenses, we no longer issue share certificates.

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment in fund shares won't relieve you of any tax consequences on gains realized from a sale of fund shares. The deductions for losses, however, may be denied.


- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless proceeds of the sell order are directed to your bank account on file with the Funds.

SHAREHOLDER GUIDE

- MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interest of all shareholders, the Funds reserve the right to:

  - change or discontinue its exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

- There is no fee for wire redemptions of Class I shares.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party--bank, broker, 401(k), financial advisor, or supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, the Funds and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire

                                                               SHAREHOLDER GUIDE

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CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

-all phone calls with service representatives are tape recorded, and -written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.


Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.


INVESTING FOR RETIREMENT

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 1-800-MAINSTAY (1-800-624-6782) for further details.

PURCHASES-IN-KIND

You may purchase shares of a Fund by transferring securities to the Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Fund's approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.

REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio in accordance with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already, and (2) your account is not subject to a 60-day block as described in the "Excessive Purchases and Redemptions or Exchanges"). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.


SHAREHOLDER SERVICES

Automatic Services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

SHAREHOLDER GUIDE

Systematic Investing--Individual Shareholders Only


MainStay offers four automatic investment plans:


1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment


Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with dividend reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.


3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.


4. Systematic Exchange



Automatically reinvest a share or dollar amount from one MainStay fund into any other MainStay fund. Funds established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.


Systematic Withdrawal Plan--Individual Shareholders Only


Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.


The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds--Individual Shareholders Only


You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another (investment minimums and other eligibility requirements will apply). When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. Generally, you may not exchange shares among classes. However, you may exchange between Class A and Investor Class shares of the same or any other Main Stay Fund (investment minimums and other eligibility requirements will apply). If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares. In addition, the holding period for purposes of determining conversion of Class B shares into Class A shares tolls when you exchange into a money market fund until you exchange back into Class B shares of another MainStay Fund.

                                                               SHAREHOLDER GUIDE

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If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.

---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------
DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of certain series of any other open-end investment companies sponsored, advised, or administered by New York Life Investment Management LLC or any affiliate thereof, which are offered in separate prospectuses, including:

- MainStay 130/30 Core Fund                 - MainStay International Equity Fund
- MainStay 130/30 Growth Fund               - MainStay Large Cap Growth Fund
- MainStay 130/30 High Yield Fund*          - MainStay MAP Fund
- MainStay 130/30 International Fund        - MainStay Mid Cap Growth Fund
- MainStay All Cap Growth Fund              - MainStay Mid Cap Opportunity Fund
- MainStay Balanced Fund                    - MainStay Mid Cap Value Fund
- MainStay Capital Appreciation Fund        - MainStay Moderate Allocation Fund
- MainStay Cash Reserves Fund               - MainStay Moderate Growth Allocation
                                            Fund
- MainStay Common Stock Fund
                                            - MainStay Money Market Fund
- MainStay Conservative Allocation Fund
                                            - MainStay Principal Preservation Fund
- MainStay Convertible Fund
                                            - MainStay Retirement 2010 Fund
- MainStay Diversified Income Fund
                                            - MainStay Retirement 2020 Fund
- MainStay Floating Rate Fund
                                            - MainStay Retirement 2030 Fund
- MainStay Global High Income Fund
                                            - MainStay Retirement 2040 Fund
- MainStay Government Fund
                                            - MainStay Retirement 2050 Fund
- MainStay Growth Allocation Fund
                                            - MainStay S&P 500 Index Fund
- MainStay High Yield Corporate Bond Fund
                                            - MainStay Short Term Bond Fund
- MainStay ICAP Equity Fund
                                            - MainStay Small Cap Growth Fund
- MainStay ICAP International Fund
                                            - MainStay Small Cap Opportunity Fund
- MainStay ICAP Select Equity Fund
                                            - MainStay Small Cap Value Fund
- MainStay Income Manager Fund
                                            - MainStay Tax Free Bond Fund
- MainStay Indexed Bond Fund
                                            - MainStay Total Return Fund
- MainStay Institutional Bond Fund
                                            - MainStay Value Fund
- MainStay Intermediate Term Bond Fund

 * Offered only to residents of Connecticut, Maryland, New Jersey and New York.


Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").


The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.



In certain circumstances you may have to pay a sales charge.


 ----------------


 You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

SHAREHOLDER GUIDE

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MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.


In addition, if you exchange Class B or Class C shares of the Fund into Class B or Class C shares of the MainStay Money Market Fund (which is offered in a different prospectus) or you exchange Investor Class shares or Class A shares of the Fund subject to the 1% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC tolls or stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay non-money market Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also tolls or stops until you exchange back into Class B shares of another non-money market MainStay Fund.



Certain clients of NYLIFE Securities who purchased more than $50,000 of Class B shares of the Funds between January 1, 2003 and June 27, 2007, have the right to convert their Class B shares for Class A shares of the same Fund at the net asset value next computed and without imposition of a contingent deferred sales charge.


EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, a Fund's Manager might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it

                                                               SHAREHOLDER GUIDE

believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.


The Funds, through MainStay Investments and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, the Funds will place a "block" on any account if, during any 60-day period, there is
(1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.


In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees--Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that a Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining a Fund's Share Prices (NAV) and the Valuation of Securities


Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value

SHAREHOLDER GUIDE

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BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market price. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Funds' fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Funds' investments will primarily be in U.S. securities, the Funds' use of fair valuation in these circumstances should be limited.

Portfolio Holdings Information


A description of the Funds' policies and procedures with respect to the disclosure of each of the Funds' portfolio securities holdings is available in the Funds' SAI. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Funds' top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

                                                               SHAREHOLDER GUIDE

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.


When the Funds Pay Dividends

The Funds declare and pay any dividends to the extent income is available at least once a year, typically in December. Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.


Capital Gains

The Funds earns capital gains when they sell securities at a profit.

When the Funds Pays Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term

SHAREHOLDER GUIDE

capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of a Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).


For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.


Since many of the stocks in which the Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction.

MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

If a fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if a fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?

The Board of Directors of Eclipse Funds, Inc., the Board of Trustees of Eclipse Funds and the Board of Trustees of The MainStay Funds, collectively the "Board" of Funds oversees the actions of the Manager and Distributor and decides on general policies. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers the Fund's business affairs and manages the investment operations of the Funds and the composition of the portfolio of the Funds, subject to the supervision of the Board of Directors. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


The Manager also pays the salaries and expenses of all personnel affiliated with the Funds except for the independent members of the Board and the Funds' Chief Compliance Officer, a portion of whose compensation may be paid by the Fund. and all operational expenses that are not the responsibility of the Funds.



The Manager waived and/or reimbursed its entire management fee for the Large Cap Opportunity Fund the fiscal period ended October 31, 2007.



For the fiscal year ended October 31, 2007, the Growth Equity Fund paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of the Fund at a rate of 0.70%.


For information regarding the basis for the Board of Directors' approval of the investment management contract, please refer to the Funds' semi-annual report to shareholders for the fiscal period ended April 30, 2007.

The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreement between the Manager and the Funds.

Pursuant to an agreement with NYLIM, State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts, 02111 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset value, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.

WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2007, NYLIM and its affiliates managed approximately $250 billion in assets.


Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of the Funds and subject to the approval of the Board, including a majority of the Independent Directors/Trustees, to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. The Funds would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The shareholders of The MainStay Funds have approved the use of this Order. Eclipse Funds Inc. may not rely on this Order without first obtaining shareholder approval.

The fees paid to the subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund. Note that the Funds' shareholders must initially approve this manager-of-managers arrangement before it goes into effect.


NYLIM portfolio managers are jointly and primarily responsible for the Funds' day-to-day management. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds is available in the Funds' SAI.



PORTFOLIO MANAGERS:



GROWTH EQUITY FUND--Harish Kumar and Michael Reifel



LARGE CAP OPPORTUNITY FUND--Daniel Glickman and Victor Samoilovich



PORTFOLIO MANAGERS: BIOGRAPHIES



DANIEL GLICKMAN Mr. Glickman has managed the Large Cap Opportunity Fund since November 2006, and has been a Managing Director of NYLIM since September 2006. Prior to joining NYLIM, he had been a portfolio manager at TIAA-CREF since 2001. Prior to joining TIAA-CREF, he was a senior researcher at State Street Global Advisors. Mr. Glickman received his M.B.A. from the University of Chicago, Graduate School of Business, his M.S. from Columbia University's School of Engineering and his B.S. from Massachusetts Institute of Technology.



HARISH KUMAR, CFA Dr. Kumar is a portfolio manager for the MainStay Growth Equity Fund. Dr. Kumar is a Managing Director and Head of Growth Portfolios at NYLIM's Equity Investors Group, a division of NYLIM. Prior to joining NYLIM in 2005, Dr. Kumar served as a senior portfolio manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 8 years of investment experience.



MICHAEL REIFEL, CFA is a Vice President at NYLIM's Equity Investors Group. Mr. Reifel joined NYLIM in 2005 and has served a portfolio manager for the Growth Equity Fund since 2007. He worked at Citigroup Asset Management from 1999 to 2005 as Senior Quantitative Analyst. Mr. Reifel received his MBA from Harvard Business School in 1999. Prior to that he worked at Chicago Mercantile Exchange and Andersen Consulting. He received BS in Mathematics from University of Illinois at Chicago.



VICTOR SAMOILOVICH Mr. Samoilovich has managed the Large Cap Opportunity Fund Fund since November 2006, and has been a Managing Director of NYLIM since September 2006. Prior to joining NYLIM, he had been a portfolio manager at TIAA-CREF since 2000. Mr. Samoilovich is a graduate of Moscow State University in Russia.

FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS


GROWTH EQUITY FUND


                                                                           Class A                             Class B
                                                               -------------------------------      -----------------------------
                                                                                   November 4,                       November 4,
                                                                                      2005*                             2005*
                                                                                     through                           through
                                                               October 31,         October 31,      October 31,      October 31,
                                                                  2007                2006             2007              2006
                                                               -----------         -----------      -----------      ------------

  Net asset value at beginning of period                        $  11.01            $  10.00         $  10.93          $  10.00
                                                                --------            --------         --------          --------
  Net investment income (loss)                                      0.01               (0.01)           (0.08)            (0.09)
  Net realized and unrealized gain on investments                   2.25                1.02             2.22              1.02
                                                                --------            --------         --------          --------
  Total from investment operations                                  2.26                1.01             2.14              0.93
                                                                --------            --------         --------          --------
  Less dividends and distributions:
    From net investment income                                        --                  --               --                --
    From net realized gain on investments                          (0.08)                 --            (0.08)               --
                                                                --------            --------         --------          --------
    Total dividends and distributions                              (0.08)                 --            (0.08)               --
                                                                --------            --------         --------          --------
  Net asset value at end of period                              $  13.19            $  11.01         $  12.99          $  10.93
                                                                ========            ========         ========          ========
  Total investment return (a)                                      20.51%              10.20%(b)        19.67%             9.30%(b)
  Ratios (to average net assets)/Supplemental Data:
    Net investment income (loss)                                    0.08%              (0.12%)+         (0.67%)           (0.87%)+
    Net expenses                                                    1.25%               1.25%+           2.00%             2.00%+
    Expenses (before waiver)                                        1.37%               1.71%+           2.12%             2.46%+
  Portfolio turnover rate                                            279%                138%             279%              138%
  Net assets at end of period (in 000's)                        $     66            $     55         $     65          $     55


---
*    Commencement of operations.
+    Annualized.
(a)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(b)  Total return is not annualized.

              Class C                           Class I
    ----------------------------      ----------------------------
                     November 4,                       November 4,
                        2005*                             2005*
                       through                           through
    October 31,      October 31,      October 31,      October 31,
       2007             2006             2007             2006
    -----------      -----------      -----------      -----------

      $10.93           $10.00          $  11.04          $ 10.00
      ------           ------          --------          -------
       (0.08)           (0.09)             0.02             0.01
        2.22             1.02              2.28             1.03
      ------           ------          --------          -------
        2.14             0.93              2.30             1.04
      ------           ------          --------          -------
          --               --             (0.02)              --
       (0.08)              --             (0.08)              --
      ------           ------          --------          -------
       (0.08)              --             (0.10)              --
      ------           ------          --------          -------
      $12.99           $10.93          $  13.24          $ 11.04
      ======           ======          ========          =======
       19.56%            9.40%(b)         20.93%           10.40%(b)
       (0.67%)          (0.87%)+           0.31%            0.11%+
        2.00% +          2.00% +           0.92%            1.00%+
        2.12%            2.46% +           0.92%            1.46%+
         279%             138%              279%             138%
      $   65           $   55          $173,475          $26,586

FINANCIAL HIGHLIGHTS


LARGE CAP OPPORTUNITY FUND


                                                Class A                                  Class B
                                  -----------------------------------      -----------------------------------
                                                           July 29,                                 July 29,
                                      Year ended             2005              Year ended             2005*
                                     October 31,            through           October 31,            through
                                  ------------------      October 31,      ------------------      October 31,
                                   2007        2006          2005           2007        2006          2005
                                  ------      ------      -----------      ------      ------      -----------

  Net asset value at beginning
    of period                     $11.58      $ 9.77        $10.00         $11.49      $ 9.75        $10.00
                                  ------      ------      -----------      ------      ------      -----------
  Net investment income (loss)      0.14        0.12(a)       0.02(a)        0.04        0.04(a)      (0.00)(a)(b)
  Net realized and unrealized
    gain (loss) on investments      0.69        1.75         (0.25)          0.70        1.73         (0.25)
                                  ------      ------      -----------      ------      ------      -----------
  Total from investment
    operations                      0.83        1.87         (0.23)          0.74        1.77         (0.25)
                                  ------      ------      -----------      ------      ------      -----------
  Less dividends and
    distributions:
    From net investment income     (0.15)      (0.06)           --          (0.08)      (0.03)           --
    From net realized gain on
      investments                  (0.92)         --            --          (0.92)         --            --
                                  ------      ------      -----------      ------      ------      -----------
  Total dividends and
    distributions                  (1.07)      (0.06)           --          (1.00)      (0.03)           --
                                  ------      ------      -----------      ------      ------      -----------
  Net asset value at end of
    period                        $11.34      $11.58        $ 9.77         $11.23      $11.49        $ 9.75
                                  ======      ======      ===========      ======      ======      ===========
  Total investment return (c)       7.52%      19.27%        (2.30%)(d)      6.73%      18.22%        (2.50%)(d)
  Ratios (to average net
    assets)/
  Supplemental Data:
    Net investment income (loss)    1.15%       1.13%         0.71%+         0.38%       0.39%        (0.04%)+
    Net expenses                    1.25%       1.25%         1.25%+         2.00%       2.00%         2.00%+
    Expenses (before
      waiver/reimbursement)         2.67%       3.13%         3.39%+         3.42%       3.88%         4.14%+
  Portfolio turnover rate            116%        215%           17%           116%        215%           17%
  Net assets at end of period
    (in 000's)                    $   74      $   80        $   49         $   86      $   69        $   49

---
*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return in calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

                  Class C                                  Class I
    -----------------------------------      -----------------------------------
                             July 29,                                 July 29,
        Year ended             2005*             Year ended             2005
       October 31,            through           October 31,            through
    ------------------      October 31,      ------------------      October 31,
     2007        2006          2005           2007        2006          2005
    ------      ------      -----------      ------      ------      -----------

    $11.49      $ 9.76        $10.00         $11.59      $ 9.78        $10.00
    ------      ------      -----------      ------      ------      -----------
      0.03      0.04(a)        (0.00)(a)(b)    0.15        0.14(a)       0.02(a)
      0.70        1.72         (0.24)          0.71        1.74         (0.24)
    ------      ------      -----------      ------      ------      -----------
      0.73        1.76         (0.24)          0.86        1.88         (0.22)
    ------      ------      -----------      ------      ------      -----------
     (0.08)      (0.03)           --          (0.18)      (0.07)           --
     (0.92)         --            --          (0.92)         --            --
    ------      ------      -----------      ------      ------      -----------
     (1.00)      (0.03)           --          (1.10)      (0.07)           --
    ------      ------      -----------      ------      ------      -----------
    $11.22      $11.49        $ 9.76         $11.35      $11.59        $ 9.78
    ======      ======      ===========      ======      ======      ===========
      6.63%      18.10%        (2.40%)(d)      7.77%      19.37%        (2.20%)(d)
      0.41%       0.38%        (0.04%)+        1.46%       1.33%         0.96%+
      2.00%       2.00%         2.00%+         0.94%       1.00%         1.00%+
      3.42%       3.88%         4.14%+         2.21%       2.88%         3.14%+
       116%        215%           17%           116%        215%           17%
    $   61      $   72        $   52         $5,239      $4,822        $4,040

[RECYCLE LOGO]

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction or in any jurisdiction outside of Connecticut, Maryland, New Jersey, or New York.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI for the Funds is incorporated by reference into this Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the reporting period.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an email to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information about the Funds call toll free 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                  MS01GELR-02/08


                                                                              GE

(MAINSTAY LOGO)

Prospectus for MainStay 130/30 Funds                           FEBRUARY 28, 2008

MAINSTAY(R) FUNDS


Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
Income Fund
MainStay 130/30 High Yield Fund
International Fund
MainStay 130/30 International Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        WHAT'S INSIDE


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks: An Overview

  6      MainStay 130/30 Core Fund

 12      MainStay 130/30 Growth Fund

 18      MainStay 130/30 High Yield Fund*

 26      MainStay 130/30 International Fund

 34      More About Investment Strategies and Risks

 40      Shareholder Guide

 66      Know With Whom You're Investing

 71      Financial Highlights


* Offered only to residents of Connecticut, Maryland, New Jersey and New York.

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund (each, a "Fund" and collectively, the "Funds"). Each Fund is a series of Eclipse Funds Inc., a Maryland corporation. Each Fund is managed by New York Life Investment Management LLC ("NYLIM"). NYLIM is responsible for the day-to-day portfolio management of three of the Funds discussed in this Prospectus. NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of the MainStay 130/30 High Yield Fund. For more specific information about NYLIM and MacKay Shields, see "Know with Whom You're Investing -- Who Manages Your Money".



A 130/30 fund is a fund that invests approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30 percent of the long positions.


Each Fund pursues somewhat different strategies to achieve its investment objective. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Under normal market conditions, each of the Funds, except 130/30 High Yield Fund, invest in equity securities. The 130/30 International Fund invests primarily in non-U.S. equity securities. The 130/30 High Yield Funds invests primarily in high-yield corporate debt securities. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES


Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part own a portion of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ'S Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):


- common and preferred stocks;

- convertible securities;

- American Depositary Receipts (ADRs); and

- real estate investment trusts (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include (without limitation):

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

- Foreign Securities: Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.


An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in Management's ability to anticipate changes that can adversely affect the value of the Funds' holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

---------------------------

The RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $479 million to $528 billion, approximately. These amounts vary daily.


---------------------------
A SHORT SALE is a transaction in which a Fund sells, through a broker, a security it does not own in anticipation of a possible decline in market price. To complete the short sale transaction, the Fund buys back the same stock in the market and returns it to the lender. The Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

MAINSTAY 130/30 CORE FUND


The 130/30 Core Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGY

The Fund primarily invests in common stocks. The Fund will take long positions in common stocks (i.e., purchase securities outright) that NYLIM believes offer the potential for attractive returns. For long positions, NYLIM will seek to identify companies that are considered to have a high probability of outperforming the RUSSELL 1000(R) INDEX over the following six to twelve months. Based upon quantitative analysis, the Fund may overweight issuers that NYLIM believes will outperform the index and underweight issuers that NYLIM believes will underperform the index to increase performance and achieve this goal. Also, based upon quantitative analysis, the Fund will SELL SHORT securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the portfolio manager thinks that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the Russell 1000(R) Index. NYLIM believes that this long/short strategy enables it to reflect negative and positive views on individual stocks and to seek higher performance.

The Fund generally will hold long positions equal to approximately 130% of the Fund's net assets and short positions equal to approximately 30% of the Fund's net assets. However, the long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may also invest in real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS

In general, NYLIM overweights the Russell 1000(R) Index benchmark weight with securities that it believes are underpriced and will outperform the Russell 1000(R) Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Russell 1000(R) Index in an attempt to produce returns that exceed those of the Russell 1000(R) Index.


In rising markets, the Fund expects that the long positions generally will appreciate more rapidly than the short positions and, in declining markets, that the short positions generally will appreciate faster than the long positions. Short sales allow the Fund to earn returns on securities that NYLIM believes will underperform and also allows the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a

                                                       MAINSTAY 130/30 CORE FUND

"long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market.

Until the short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the Fund's obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Fund purposes. If the Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the security during the period of the loan.

The Fund's underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures (such as price-to-cash flow ratio, price momentum and changes in accruals), earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. On occasion, trading strategies that seek to realize returns over shorter periods, in addition to the Fund's short sale strategy, may be employed.

The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Fund invests in, among other things, companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000(R) Index and the S&P 500(R) Index. The Fund is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.


NYLIM seeks to control the Fund's exposure to risk through sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. NYLIM will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. NYLIM will periodically rebalance the Fund's long and short positions to maintaine an approximate net 100% long exposure investment posture.


NYLIM may sell a security or cover a short position if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to trade a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in NYLIM's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices, such as the Russell 1000(R) Index and the S&P 500(R) Index.

MAINSTAY 130/30 CORE FUND

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.


Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.



When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund normally must repay to the lender an amount equal to any dividends or interest that accrues while the security from the short sale remains out on loan. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.


Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.


By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund addresses these potential risks in accordance with applicable regulatory guidance. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

                                                       MAINSTAY 130/30 CORE FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any Fund shares by year-end).


Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults. REITS are also subject to heavy cash flow dependency.

PAST PERFORMANCE

Since the Fund does not have a full calendar year of performance information, no performance information is yet available.

MAINSTAY 130/30 CORE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                        INVESTOR
                                                                         CLASS            CLASS A       CLASS C       CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    5.50%             5.50%         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                           None             None          1.00%         None

  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                                None             None          None          None



  Maximum Account Fee                                                     None             None          None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                     1.00%             1.00%         1.00%         1.00%

  Distribution and/or Service (12b-1) Fees(3)                            0.25%             0.25%         1.00%         None



  Other Expenses(4)

    Dividend Expense on Securities Sold Short                            0.26%             0.26%         0.26%         0.26%



    Interest Expense on Borrowings                                       0.27%             0.27%         0.27%         0.27%

    Remainder of Other Expenses                                          0.81%             0.81%         0.81%         0.68%



  Total Other Expenses                                                   1.34%             1.34%         1.34%         1.21%

  Acquired (Underlying) Fund Fees & Expenses(5)                           .01%             .01%          .01%          .01%



  Total Annual Fund Operating Expenses(6)                                2.60%             2.60%         3.35%         2.22%

  Fee Recoupments/(Waivers/Reimbursements)(6)                           (0.46%)           (0.56%)       (0.50%)       (0.43%)



  Net Annual Fund and Underlying Fund Expenses(6)                        2.14%             2.04%         2.85%         1.79%

  Net Annual Fund Operating Expenses (excluding Underlying
  Fund Operating Expenses)                                               2.13%             2.03%         2.84%         1.78%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The table shows the Funds' estimated indirect expense from investing in the Underlying Funds based on the anticipated allocation of each Fund's assets among the Underlying Funds and the Underlying Funds' operating expenses during their last fiscal year. This expense may be higher or lower over time depending on the actual allocation of the Fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



6 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.50%; Class C, 2.35%; and Class I, 1.25%. These expense limitations may be modified or terminated only with the approval of the Board. Between June 18, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 2.25% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 Agreement.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

                                                       MAINSTAY 130/30 CORE FUND

EXAMPLE(1)

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                     INVESTOR
                      CLASS          CLASS A                     CLASS C                    CLASS I
                                                  Assuming no    Assuming redemption at
  Expenses after                                   Redemption    the end of each period
   1 Year          $        755    $        746   $       288         $        388        $       182

   3 Years(2)      $      1,246    $      1,237   $       956         $        956        $       624






1 The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursements and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



2 Adjusted to reflect completion of the amortization of nonrecurring organizational costs of 0.14% over a 12 month period starting with the commencement of operations.

---------------------------


The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $624 million to $528 billion, approximately. These amounts vary daily.


MAINSTAY 130/30 GROWTH FUND


The 130/30 Growth Fund's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in large and mid capitalization stocks. The Fund will take long positions in common stocks (i.e, purchase securities outright) that NYLIM believes offer the potential for attractive returns. For long positions, NYLIM will seek to identify companies that are considered to have a high probability of outperforming the RUSSELL 1000(R) GROWTH INDEX over the long term. Based upon quantitative analysis, the Fund may overweight issuers that NYLIM believes will outperform the index and underweight issuers that NYLIM believes will underperform the index to increase performance and achieve this goal. Also based upon quantitative analysis, the Fund will sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the portfolio manager thinks that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the Russell 1000(R) Growth Index. NYLIM believes that this long/short strategy enables it to reflect negative and positive views on individual stocks and to seek higher performance.

The Fund generally will hold long positions equal to approximately 130% of the Fund's net assets and short positions equal to approximately 30% of the Fund's net assets. However, the long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may invest in American Depositary Receipts (ADRs). ADRs are issued by U.S. depositary banks. Each ADR represents one or more shares of foreign stock or a fraction of a share. ADR holders have the right to obtain the foreign stock it represents. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares.

The Fund may also invest in real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS

In general, NYLIM overweights the Russell 1000(R) Growth Index benchmark weight with securities that it believes are underpriced and will outperform the Russell 1000(R) Growth Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Russell 1000(R) Growth Index in an attempt to produce returns that exceed those of the Russell 1000(R) Growth Index.

                                                     MAINSTAY 130/30 GROWTH FUND

---------------------------

A SHORT SALE is a transaction in which a Fund sells, through a broker, a security it does not own in anticipation of a possible decline in market price. To complete the short sale transaction, the Fund buys back the same stock in the market and returns it to the lender. The Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.


In rising markets, the Fund expects that the long positions generally will appreciate more rapidly than the short positions and, in declining markets, that the short positions generally will appreciate faster than the long positions. SHORT SALES allow the Fund to earn returns on securities that NYLIM believes will underperform and also allows the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market.


Until the short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the Fund's obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Fund purposes. If the Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the security during the period of the loan.

NYLIM uses a "bottom-up" investment approach when selecting investments for the Fund. The Fund invests primarily in companies with capitalizations in the same range as companies in the Russell 1000(R) Growth Index that NYLIM believes offer the potential for attractive returns. NYLIM bases investment decisions on company-specific factors. In selecting stocks for the Fund, NYLIM uses several factors (including return of capital, changes in accruals, changes in reports of analysts, price momentum and valuation factors) that are combined into a model that attempts to select securities with attractive investment characteristics from among the largest publicly traded U.S. large- and mid-capitalization stocks.

NYLIM may sell or cover a short position in a security if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.


NYLIM seeks to control the Fund's exposure to risk through sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. NYLIM will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. NYLIM will periodically rebalance the Fund's long and short positions to maintaine an approximate net 100% long exposure investment posture.


PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices, such as the S&P 500(R) Index and the Russell 1000(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price

MAINSTAY 130/30 GROWTH FUND

of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.



When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund normally must repay to the lender an amount equal to any dividends or interest that accrues while the security from the short sale remains out on loan. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.


Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.


By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund addresses these potential risks in accordance with applicable regulatory guidance. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

                                                     MAINSTAY 130/30 GROWTH FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any Fund shares by year-end).



Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.



Since the Fund will invest in American Depositary Receipts (ADRs), it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


PAST PERFORMANCE

Since the Fund does not have a full calendar year of performance information, no performance information is yet available.

MAINSTAY 130/30 GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                        INVESTOR
                                                                         CLASS            CLASS A       CLASS C       CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    5.50%             5.50%         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                           None             None          1.00%         None
  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                                None             None          None          None



  Maximum Account Fee                                                     None             None          None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                     1.00%             1.00%         1.00%          1.00%
  Distribution and/or Service (12b-1) Fees(3)                            0.25%             0.25%         1.00%         None



  Other Expenses(4)
    Dividend Expense on Securities Sold Short                            0.26%             0.26%         0.26%          0.26%



    Interest Expense on Borrowings                                       0.21%             0.21%         0.21%          0.21%
    Remainder of Other Expenses                                          1.31%             1.31%         1.31%          1.26%



  Total Other Expenses                                                   1.78%             1.78%         1.78%          1.73%
  Acquired (Underlying) Fund Fees & Expenses(5)                           .02%             .02%          .02%            .02%



  Total Annual Fund Operating Expenses(6)                                3.05%             3.05%         3.80%          2.75%
  Fee Recoupments/(Waivers/Reimbursements)(6)                           (0.96)%           (1.06)%       (1.00)%       (1.01)%



  Net Annual Fund and Underlying Fund Expenses(6)                        2.09%             1.99%         2.80%          1.74%
  Net Annual Fund Operating Expenses (excluding Underlying
  Fund Operating Expenses)                                               2.07%             1.97%         2.78%          1.72%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average net assets.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes, and are based on estimates. "Other Expenses" shown for are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



5 In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The table shows the Funds' estimated indirect expense from investing in the Underlying Funds based on the anticipated allocation of each Fund's assets among the Underlying Funds and the Underlying Funds' operating expenses during their last fiscal year. This expense may be higher or lower over time depending on the actual allocation of the Fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



6 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.50%; Class C, 2.35%; and Class I, 1.25%. These expense limitations may be modified or terminated only with the approval of the Board. Between June 18, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 2.25% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 Agreement.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

                                                     MAINSTAY 130/30 GROWTH FUND

EXAMPLE(1)

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                     INVESTOR
                      CLASS         CLASS A                   CLASS C                   CLASS I
                                                Assuming no   Assuming redemption at
  Expenses after                                Redemption    the end of each period
   1 Year           $      750     $      741   $      283          $      383         $     177
   3 Years(2)       $    1,297     $    1,288   $    1,009          $    1,009         $     696






1 The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursements and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



2 Adjusted to reflect completion of the amortization of nonrecurring organizational costs of 0.30% over a 12 month period starting with the commencement of operations.

---------------------------
The MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.
---------------------------
A SHORT SALE is a transaction in which the Fund sells, through a broker, a security it does not own in anticipation of a possible decline in market price. To complete the short sale transaction, the Fund buys back the same security in the market and returns it to the lender. The Fund makes money if the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.
---------------------------

In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.


MAINSTAY 130/30
HIGH YIELD FUND


The 130/30 High Yield Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's Investor Service, Inc. ("Moody's") or Standard and Poor's ("S&P") or that are unrated but that are considered by MacKay Shields, the Fund's subadvisor, to be of comparable quality. The Fund will take long positions that MacKay Shields believes offer the potential for attractive returns. For long positions, MacKay Shields will seek to identify issuers whose securities are considered to have a high probability of outperforming the MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX (THE "INDEX") over a market cycle. Based upon quantitative and qualitative analysis, the Fund may overweight issuers that MacKay Shields believes will outperform the index and underweight issuers that MacKay Shields believes will underperform the Index to increase performance and achieve this goal. Also, based upon this analysis, the Fund will SELL SHORT securities that it believes are likely to underperform the Index. This means that the Fund may sell a security that it does not own, which it may do, for example, when the portfolio manager thinks that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the Index. MacKay Shields believes that this long/short strategy enables it to reflect negative and positive views on individual securities and to seek higher performance than a long-only strategy.

The Fund generally will hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. However, the long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.


The Fund may use derivatives, such as SWAPS (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.


INVESTMENT PROCESS

In pursuing the Fund's investment strategy, MacKay Shields seeks to identify investment opportunities based on the financial condition and competitiveness

                                                 MAINSTAY 130/30 HIGH YIELD FUND

---------------------------
YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

of individual companies and bond structure. The Fund's principal investments include, but are not limited to:

  - domestic corporate debt securities;


  - YANKEE (dollar-denominated) DEBT SECURITIES;


  - non-dollar corporate debt securities;

  - derivatives (including credit default swaps); and

  - sovereign debt.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).

The Fund may invest up to 20% of its net assets in equity securities, including those of foreign issuers, and may invest up to 25% of its total assets in securities rated lower than B3 by Moody's and B- by S&P (including securities with the lowest rating from these agencies) or if unrated, determined by MacKay Shields to be of comparable quality.

In general, MacKay Shields overweights the Index benchmark weight with securities that it believes are underpriced and will outperform the Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Index in an attempt to produce returns that exceed those of the Index. MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, the Fund's ability to sell short certain securities may be restricted.


In rising markets, the Fund expects that the long positions generally will appreciate more rapidly than the short positions and, in declining markets, that the short positions generally will appreciate faster than the long positions. Short sales allow the Fund to earn returns on securities that MacKay Shields believes will underperform and also allows the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy.


Until the short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the Fund's obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Fund purposes. If the Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the security during the period of the loan.

The Fund's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what MacKay Shields deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that MacKay Shields feels are not suitable for long investment. MacKay Shields then seeks to identify issuers with qualities such as: high credit worthiness, improving fundamentals, positive outlook and good liquidity. In examining these issuers for potential investment, MacKay Shields focuses on:

- quality of management and business plan;

- industry environment;

- competitive dynamics;

- cash flow; and

- liquidity.

MAINSTAY 130/30 HIGH YIELD FUND

The Fund invests in, among other things, companies with market capitalizations that, at the time of investment, are similar to companies in the Index. MacKay Shields seeks to control the Fund's exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. MacKay Shields will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities.

MacKay Shields may sell or sell short a security for one or more of the following reasons (among others):

- credit deterioration;

- repositioning caused by a change in its "top down" outlook;

- excessive downward price volatility; or

- recognition of an alternative investment with relatively better value.

Consistent with the Fund's underlying process of selecting investments, credit deterioration is the most important factor in the Fund's decision to sell a security or cover a short position.

PRINCIPAL RISKS


The values of debt securities fluctuate depending upon various factors, including:


- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

The Fund principally invests in high-yield debt securities, which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility. High-yield debt securities are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Subadvisor and are sometimes considered speculative. Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

The loans in which the Fund invests are usually rated lower than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund's net asset value ("NAV") could go down and you could lose money. An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its NAV. Some of the Fund's investments may be considered to be illiquid.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale
 20

                                                 MAINSTAY 130/30 HIGH YIELD FUND

price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the security from the short sale remains out on loan. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund addresses these potential risks in accordance with applicable regulatory guidance. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities,

MAINSTAY 130/30 HIGH YIELD FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading the Fund does during the year.

therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average or the S&P 500(R) Index.


The Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

The Fund's investments include derivatives such as credit default swaps. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. The Fund may enter into swap agreements only to the extent that obligations under such agreements, including credit default swaps, represent not more than 15% of the Fund's total assets. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Also, the prices of credit default swaps can be very volatile and result in losses for the Fund.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).


PAST PERFORMANCE

Since the Fund does not have a full calendar year of performance information, no performance information is yet available.

                                                 MAINSTAY 130/30 HIGH YIELD FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)
                                                                        INVESTOR                                       CLASS
                                                                         CLASS            CLASS A       CLASS C          I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    4.50%             4.50%         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                           None             None          1.00%         None
  Redemption/Exchange Fee(2)
  (as a percentage of redemption proceeds)                               2.00%             2.00%         2.00%         2.00%



  Maximum Account Fee                                                     None             None          None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                     0.80%             0.80%         0.80%         0.80%
  Distribution and/or Service (12b-1) Fees(4)                            0.25%             0.25%         1.00%         None



  Other Expenses(5)
    Interest Expense on Securities Sold Short                            2.40%             2.40%         2.40%         2.40%



    Interest Expense on Borrowings                                       0.10%             0.10%         0.10%         0.10%
    Remainder of Other Expenses                                          0.39%             0.39%         0.39%         0.39%



  Total Other Expenses                                                   2.89%             2.89%         2.89%         2.89%
  Total Annual Fund Operating Expenses                                   3.94%             3.94%         4.69%         3.69%



  Fee Recoupments/(Waivers/Reimbursements)(6)                           (0.04)%           (0.14)%       (0.08)%       (0.14)%
  Net Annual Fund Operating Expenses(6)                                  3.90%             3.80%         4.61%         3.55%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Information on Fees" in the Shareholder Guide for additional information.

3 The management fee for the Fund is an annual percentage of the Fund's average net assets.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes, and are based on estimates. "Other Expenses" shown are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



6 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class C, 2.15%; and Class I, 1.05%. These expense limitations may be modified or terminated only with the approval of the Board. Between December 14, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 2.05% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 Agreement.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

MAINSTAY 130/30 HIGH YIELD FUND

EXAMPLE(1)

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                     INVESTOR
                      CLASS        CLASS A                  CLASS C                  CLASS I
                                              Assuming no   Assuming redemption at
  Expenses after                              Redemption    the end of each period
   1 Year            $    824      $    815    $    462            $    562          $    358

   3 Years(2)        $  1,586      $  1,575    $  1,397            $  1,397          $  1,106






1 The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursements and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



2 Adjusted to reflect completion of the amortization of nonrecurring organizational costs of 0.05% over a 12-month period starting with the commencement of operations.

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---------------------------


The MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX--the MSCI EAFE(R) Index--is an unmanaged, capitalization-weighted index containing approximately 1211 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $90 million to $233 billion, approximately. These amounts vary daily.


---------------------------

A SHORT SALE is a transaction in which a Fund sells, through a broker, a security it does not own in anticipation of a possible decline in market price. To complete the short sale transaction, the Fund buys back the same stock in the market and returns it to the lender. The Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.


MAINSTAY 130/30 INTERNATIONAL FUND


The 130/30 International Fund's investment objective is to provide long-term growth of capital with income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with attractive valuations and strong momentum characteristics. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by NYLIM, with significant investments under normal circumstances in at least three countries outside of the United States.

The Fund will take long positions in equity securities (i.e, purchase securities outright) that NYLIM believes offer the potential for attractive returns. For long positions, NYLIM will seek to identify companies that are considered to have a high probability of providing a total return greater than the MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (the "MSCI EAFE Index"). Based upon quantitative analysis, the Fund may overweight issuers that NYLIM believes will outperform the MSCI EAFE Index and underweight issuers that NYLIM believes will underperform the MSCI EAFE Index to increase performance and achieve this goal. Also based upon quantitative analysis, the Fund will SELL SHORT securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the portfolio manager thinks that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the MSCI EAFE Index. NYLIM believes that this long/short strategy enables it to reflect negative and positive views on individual stocks and to seek higher performance.

The Fund will generally hold long positions equal to approximately 130% of the Fund's net assets and short positions equal to approximately 30% of the Fund's net assets. However, the long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

                                              MAINSTAY 130/30 INTERNATIONAL FUND

---------------------------

In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.



The Fund may also use SWAPS (including equity swaps) to establish long and short equity positions without owning or taking physical custody of securities. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.


The Fund may invest in American Depositary Receipts (ADRs). ADRs are issued by U.S. depositary banks. Each ADR represents one or more shares of foreign stock or a fraction of a share. ADR holders have the right to obtain the foreign stock it represents. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares.

INVESTMENT PROCESS

In general, NYLIM buys securities "long" for the Fund that it believes are under priced and will increase in value, and sells securities "short" that it believes are overpriced and will decline in value in an attempt to produce returns that exceed those of the MSCI EAFE Index.


In rising markets, the Fund expects that the long positions generally will appreciate more rapidly than the short positions and, in declining markets, that the short positions generally will appreciate faster than the long positions. Short sales allow the Fund to earn returns on securities which that believes will underperform and also allows the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market.


Until the short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the Fund's obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Fund purposes. If the Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the security during the period of the loan.

The Fund seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. Investments are selected using an objective, disciplined, and broadly applied process while limiting exposure to risk. The Fund will typically invest in companies with capitalizations similar to those in the MSCI EAFE Index at the time of investment.


NYLIM seeks to control the Fund's exposure to risk through sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. NYLIM will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. NYLIM will periodically rebalance the Fund's long and short positions to maintaine an approximate net 100% long exposure investment posture.


NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being

MAINSTAY 130/30 INTERNATIONAL FUND

met. NYLIM may evaluate, among other things, price-to-earnings ratios, price-to-cashflow ratios, relative performance to the MSCI EAFE Index and expected earnings forecasts.

In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices.



Since the Fund principally invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and


- changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

The risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the

                                              MAINSTAY 130/30 INTERNATIONAL FUND


value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "More About Investment Strategies and Risks"--"Risk Management Techniques".



The Fund's investments include derivatives such as equity swaps. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. The Fund may enter into swap agreements only to the extent that obligations under such agreements, including credit default swaps, represent not more than 15% of the Funds total assets. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Also, the prices of equity swaps can be very volatile and result in losses for the Fund.



Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.



When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the security from the short sale remains out on loan. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.


Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a

MAINSTAY 130/30 INTERNATIONAL FUND


---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.


By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund addresses these potential risks in accordance with applicable regulatory guidance. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).


PAST PERFORMANCE

Since the Fund does not have a full calendar year of performance information, no performance information is yet available.

                                              MAINSTAY 130/30 INTERNATIONAL FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                        INVESTOR
                                                                         CLASS            CLASS A       CLASS C       CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    5.50%             5.50%         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                           None             None          1.00%         None

  Redemption/Exchange Fee(2)
  (as a percentage of redemption proceeds)                               2.00%             2.00%         2.00%         2.00%



  Maximum Account Fee                                                     None             None          None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                     1.10%             1.10%         1.10%         1.10%

  Distribution and/or Service (12b-1) Fees(4)                            0.25%             0.25%         1.00%         None



  Other Expenses(5)
    Dividend Expense on Securities Sold Short                            0.35%             0.35%         0.35%         0.35%



    Interest Expense on Borrowings                                       0.63%             0.63%         0.63%         0.63%
    Remainder of Other Expenses                                          2.36%             2.36%         2.36%         2.36%



  Total Other Expenses                                                   3.34%             3.34%         3.34%         3.34%

  Total Annual Fund Operating Expenses                                   4.69%             4.69%         5.44%         4.44%



  Fee Recoupments/(Waivers/Reimbursements)(6)                           (2.01)%           (2.11)%       (2.05)%       (2.11)%

  Net Annual Fund Operating Expenses(6)                                  2.68%             2.58%         3.39%         2.33%





1 Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Information on Fees" in the Shareholder Guide for additional information.

3 The management fee for the Fund is an annual percentage of the Fund's average net assets.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes, and are based on estimates. "Other Expenses" shown are estimated; actual expenses may vary. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).



6 Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.70%; Class A, 1.60%; Class C, 2.45%; and Class I, 1.35%. These expense limitations may be modified or terminated only with the approval of the Board. Between June 18, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 2.35% for Class C shares. The limitations for Class A and Class I shares were the same as the April 1, 2008 Agreement.



Under each of these expense limitation agreements, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.



The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through October 31, 2008), after taking into account the impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

MAINSTAY 130/30 INTERNATIONAL FUND


EXAMPLE(1)


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                     INVESTOR
                      CLASS          CLASS A                     CLASS C                    CLASS I
                                                  Assuming no    Assuming redemption at
  Expenses after                                  Redemption     the end of each period
   1 Year          $        806    $        797   $       342         $        442        $       236
   3 Years(2)      $      1,642    $      1,633   $     1,366         $      1,366        $     1,074






1 The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursements and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.



2 Adjusted to reflect completion of the amortization of nonrecurring organizational costs of 0.40% over a 12 month period starting with the commencement of operations.

                      [This page intentionally left blank]

MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.


Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).


DERIVATIVE SECURITIES

One or more of the Funds may invest in derivative securities, including credit default swaps and equity swaps. The value of derivative securities is based on certain underlying equity or fixed income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that the Funds will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if the Funds do not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

Certain Funds may have significant investments in equity swaps. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds' direct investments in equity securities and short sales.


As an investment company registered with the SEC, the Funds must "cover" open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds' daily marked-to market net obligations (i.e., the Funds' daily net liability) under the swaps, if any, rather than their full notional value.


EXCHANGE TRADED FUNDS

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.


FOREIGN SECURITIES



Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign securities in countries with developed securities markets and more advanced regulatory systems.



Additionally, some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts (ADRs) and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.



Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.


FUTURES TRANSACTIONS

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A

Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.


ILLIQUID AND RESTRICTED SECURITIES


One or more of the Funds' investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.


INVESTMENT POLICIES



When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that the Fund will invest under normal circumstances at least 65% of its assets in that type or style of investment either directly or indirectly.



The discussion of Principal Investment Strategy of the 130/30 High Yield Fund states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, NYLIM, or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations that the Funds may purchase. A Participation in a novation of a corporate loan involves the Funds assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Funds may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Funds may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Funds may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Funds will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Funds must rely on the lending institution for that purpose. The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Funds may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Funds must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS

Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.


These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If NYLIM or MacKay Shields judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


SWAP AGREEMENTS



Certain Funds may enter into interest rate, index, equity and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For a discussion of Credit Default Swaps, see "Derivative Securities" above.



Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.


TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies, including substantially reducing or eliminating its short positions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

ZERO COUPON AND PAYMENT-IN-KIND BONDS

One or more of the Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. The Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Funds may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Funds' assets and may thereby increase their expense ratios and decrease their rate of return.

SHAREHOLDER
GUIDE


The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors. Additionally, the 130/30 High Yield Fund is only offered to residents of Connecticut, Maryland, New Jersey or New York.


BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Investor Class, Class A, C, and I shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds

                                                               SHAREHOLDER GUIDE

typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense, over time you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes


                                    INVESTOR CLASS       CLASS A             CLASS C            CLASS I
  Initial sales charge                  Yes                Yes                 None             None

  Contingent deferred sales           None(1)            None(1)          1% on sale of         None
  charge                                                                 shares held for
                                                                         one year or less



  Redemption Fee(2)                     None               None                None             None

  Ongoing service and/or               0.25%              0.25%         0.75% distribution      None
  distribution fee (Rule 12b-1                                          and 0.25% service
  fee)                                                                    (1.00% total)



  Shareholder service fee               None               None                None             None

  Redemption fee                        None               None                None             None



  Conversion feature                See below(3)           See                 None             None
                                                         below(3)

  Purchase maximum                      None               None           $1,000,000(4)         None





1 Except on certain redemptions made without an initial sales charge.

2 The 130/30 International Fund and the 130/30 High Yield Fund impose a 2% redemption fee on certain redemptions (including exchanges) of all classes. Please see each "Information on Fees" in this section for details.

3 Investor Class and Class A shares may be subject to automatic conversions. Please see "Investor Class Shares Considerations" and "Class A Shares Considerations" for more information.

4 Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, the Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however,

SHAREHOLDER GUIDE


Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years). Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.


INVESTOR CLASS SHARE CONSIDERATIONS


- Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis beginning on or about June 30, 2008. If at that time, the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that you may not aggregate your holdings of Investor Class shares in multiple funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782).



- Please also note that if your account balance falls below $25,000, whether by shareholder action or change in market value, after conversion to Class A shares or you no longer qualify to hold Class A shares, your account may be converted back to Investor Class shares. Please see "Class A Share Considerations" for more details.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS A SHARE CONSIDERATIONS


- Generally, Class A shares have a minimum investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis beginning on or about March 28, 2008 (May 1, 2008 for SIMPLE IRA accounts). If at that time, the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are

                                                               SHAREHOLDER GUIDE


making required minimum distributions) whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.



- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.



- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class shares and Class A Shares").



- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:


  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.


CLASS I SHARE CONSIDERATIONS


- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

SHAREHOLDER GUIDE

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay fund.

  - EXISTING CLASS I SHAREHOLDER

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

All Funds Except 130/30 High Yield Fund

                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                  PERCENTAGE
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(2)           None                None                     None

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

130/30 High Yield Fund

                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                  PERCENTAGE
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             4.50%               4.71%                    4.00%
  $100,000 to $249,999           3.50%               3.63%                    3.00%



  $250,000 to $499,999           2.50%               2.56%                    2.00%
  $500,000 to $999,999           2.00%               2.04%                    1.75%



  $1,000,000 or more(2)           None                None                     None

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted
 44

                                                               SHAREHOLDER GUIDE

from the redemption proceeds, except under circumstances described in the Statement of Additional Information ("SAI"). Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class C

A CDSC may be imposed on redemptions of Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class C shares of the Fund purchased more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

There are exceptions, which are described in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES

Reducing the Initial Sales Charge on Class A Shares


You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note that you may not use the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy Investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.


- RIGHT OF ACCUMULATION


  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund (which are offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.



  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class A shares of another MainStay Fund, and you wish to invest $10,000 in a Fund, using your Right of Accumulation you can invest that $10,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $105,000 investment.

SHAREHOLDER GUIDE

  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the SAI.

- LETTER OF INTENT


  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund, MainStay Money Market Fund or Principal Preservation Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.


  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' transfer agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase--Letter of Intent" in the Funds' SAI.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

"Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic

                                                               SHAREHOLDER GUIDE

partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

- 50 or more participants;

- an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

- holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption if you redeem within one year of purchase.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.


Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions


If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.

SHAREHOLDER GUIDE


For more information about these considerations, call your financial advisor or the Funds' Transfer Agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.


INFORMATION ON FEES

Rule 12b-1 Plans

Each Fund offered has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class and Class A 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class and Class A shares of the Fund, respectively. The Class C 12b-1 plan provides for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class C shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee


One or more of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:



- Class A share accounts, retirement plan services bundled accounts and investment-only retirement accounts;



- accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;



- NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year;



- accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts) and;



- certain Investor class accounts where the small account balance is due solely to the conversion from Class B shares.



This small account fee will be deducted on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


Redemption Fee

The 130/30 High Yield Fund and the 130/30 International Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within

                                                               SHAREHOLDER GUIDE


60 days of purchase. The redemption fees are received directly by those Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:



- 401(k) plans;



- section 529 qualified tuition plans;



- accounts held in omnibus accounts on the books of certain financial intermediary firms;



- wrap program accounts;



- qualified default investment alternative accounts or;



- redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/ Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.


COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of the Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of fund shares and/or shareholder or account servicing arrangements.

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---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.


Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund and NYLIM do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.


Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR ACCOUNT WITH MAINSTAY INVESTMENTS

Investor Class, Class A or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Class A shares of the same Fund.


Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone.

                                                               SHAREHOLDER GUIDE

MainStay Investments must receive your completed application and check in good order within three business days.

All Classes


You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS


The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Boards, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds

SHAREHOLDER GUIDE


may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.


Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.


Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts (beginning on or about May 1, 2008) may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or The MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


Please note that your Investor class shares may be converted into Class A shares automatically. See "Investor class shares considerations" for more details.

Class A Shares


The following minimum applies if you are investing in Class A shares directly or through 403(b) plan accounts:


- $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund.


- Broker/dealers (and their affiliates) or certain service providers with customer accounts that primarily trade on an omnibus level or through National Securities Clearing Corporation's Fund/SERV network (levels 1-3 only), retirement plan accounts, including certain investment-only plan accounts, board members, Directors and employees of New York Life and its affiliates and subsidiaries and employees at MacKay Shields are not subject to the minimum investment requirement for Class A Shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.


Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.


Class C Shares


The following minimums apply if you are investing in Class C shares of the
Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors--$5 million for initial purchases of any single MainStay Fund, and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

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BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and
                       Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 pm Eastern time.

  BY PHONE:            Have your investment professional          * MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY (1-800-624-6782)           within three business days. If not, MainStay
                       between 8:00 am and 6:00 pm Eastern          Investments can cancel your order and hold you liable
                       time any day the New York Stock              for costs incurred in placing it.
                       Exchange is open. Call before 4:00 pm      Be sure to write on your check:
                       Eastern time to buy shares at the          * name(s) of investor(s);
                       current day's NAV.                         * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds
                       Application with a check for the           * $1,000 minimum for Investor Class and Class C shares,
                       amount of your investment to:                $25,000 minimum for Class A shares and $5 million for
                       MainStay Funds                               Class I shares
                       P.O. Box 8401                              Be sure to write on your check:
                       Boston, MA 02266-8401                      * name(s) of investor(s)
                                                                  * Fund name and Class of shares.

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND--INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.          Your bank may charge a fee for the wire transfer.
                       To buy shares the same day, MainStay
                       Investments must receive your wired money by
                       4:00 pm Eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8:00       electronic debits from a designated bank account.
                       am and 6:00 pm Eastern time any day the New        * The maximum ACH purchase amount is $100,000.
                       York Stock Exchange is open to make an ACH
                       purchase; call before 4:00 pm to buy shares
                       at the current day's NAV; or
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Investor Class and Class C
                       P.O. Box 8401                                      shares).
                       Boston, MA 02266-8401
                                                                          Be sure to write on your check:
                       Send overnight orders to:                          * name(s) of investor(s);
                       MainStay Funds                                     * your account number; and
                       c/o Boston Financial Data Services                 * Fund name and Class of shares.
                       30 Dan Road
                       Canton, MA 02021-2809




                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS

  BY CONTACTING YOUR FINANCIAL ADVISOR:                           * You may sell (redeem) your shares through your
                                                                    financial advisor or by any of the methods
                                                                    described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       at 1-800-MAINSTAY (1-800-624-6782)           and generally will not send checks to addresses
                       between 8:00 am and 6:00 pm Eastern          on record for 30 days or less.
                       time any day the New York Stock            * The maximum order MainStay Investments can
                       Exchange is open. Call before 4:00 pm        process by phone is $100,000.
                       Eastern time to sell shares at the
                       current day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free        phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)           by bank wire to your designated bank account the
                       between 8:00 am and 6:00 pm Eastern          next business day, although it may take up to
                       time any day the New York Stock              seven days to do so. Your bank may charge you a
                       Exchange is open. Eligible investors         fee to receive the wire transfer.
                       may sell shares and have proceeds          * MainStay Investments must have your bank account
                       electronically credited to a                 information on file.
                       designated bank account.                   * There is an $11 fee for wire redemptions.
                                                                  * MainStay Investments does not charge a fee for
                                                                  wire redemptions of Class I shares.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank account
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8:00 am and 6:00 pm Eastern        * There is no fee from MainStay Investments for
                       time any day banks and the New York        this transaction.
                       Stock Exchange are open. Visit us at       * The maximum ACH transfer amount is $100,000.
                       www.mainstayfunds.com




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       30 Dan Road
                       Canton, MA 02021-2809                      There is a $15 fee for Class A shares ($25 for
                                                                  Investor Class and Class C shares) for checks
                                                                  mailed to you via overnight service.




  BY INTERNET:         Please visit www.mainstayfunds.com

SHAREHOLDER GUIDE

GENERAL POLICIES


The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.


Buying Shares


- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.


- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

- To limit the Funds' expenses, we do not issue share certificates.

Selling Shares


- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.


- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.


- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.


- MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

                                                               SHAREHOLDER GUIDE

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interests of all shareholders, the Funds reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.


- There is no fee for wire redemptions of Class I shares



Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor, or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Funds toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

Investing for Retirement

You can purchase shares of most MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 1-800-MAINSTAY (1-800-624-6782) for further details.

PURCHASES-IN-KIND

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.

REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already, and (2) your account is not subject to a 60-day block, as described in the "Excessive Purchases and Redemptions or Exchanges"). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

                                                               SHAREHOLDER GUIDE

---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

-all phone calls with service representatives are tape recorded, and -written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

SHAREHOLDER SERVICES
Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing--Individual Shareholders Only


MainStay offers four automatic investment plans:


1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment


Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with dividend reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.


3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.


4. Systematic Exchange



Automatically reinvest a share or dollar amount from one MainStay fund into any other MainStay fund. Funds established with a systematic exchange must meet the initial investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares among MainStay Funds" for more information.


Systematic Withdrawal Plan--Individual Shareholders Only


Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.


The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among Mainstay Funds


You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another (investment minimums and other eligibility requirements will apply). When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. Generally you may not

SHAREHOLDER GUIDE

---------------------------

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.


exchange shares between classes. However, you may exchange between Class A and Investor Class shares of the same or any other MainStay Fund (investment minimums and other eligibility requirement will apply). If you choose to sell Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.



You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised, or administered by New York Life Investment Management LLC or any affiliate thereof, which are offered in separate prospectuses, including:


MainStay All Cap Growth Fund                MainStay Large Cap Opportunity Fund*
MainStay Balanced Fund                      MainStay MAP Fund
MainStay Capital Appreciation Fund          MainStay Mid Cap Growth Fund
MainStay Cash Reserves Fund                 MainStay Mid Cap Opportunity Fund
MainStay Common Stock Fund                  MainStay Mid Cap Value Fund
MainStay Conservative Allocation Fund       MainStay Moderate Allocation Fund
MainStay Convertible Fund                   MainStay Moderate Growth Allocation
                                            Fund
MainStay Diversified Income Fund
                                            MainStay Money Market Fund
MainStay Floating Rate Fund
                                            MainStay Principal Preservation Fund
MainStay Global High Income Fund
                                            MainStay Retirement 2010 Fund
MainStay Government Fund
                                            MainStay Retirement 2020 Fund
MainStay Growth Allocation Fund
                                            MainStay Retirement 2030 Fund
MainStay Growth Equity Fund*
                                            MainStay Retirement 2040 Fund
MainStay High Yield Corporate Bond Fund
                                            MainStay Retirement 2050 Fund
MainStay ICAP Equity Fund
                                            MainStay Short Term Bond Fund
MainStay ICAP International Fund
                                            MainStay Small Cap Growth Fund
MainStay ICAP Select Equity Fund
                                            MainStay Small Cap Opportunity Fund
MainStay Income Manager Fund
                                            MainStay Small Cap Value Fund
MainStay Indexed Bond Fund
                                            MainStay S&P 500 Index Fund
MainStay Institutional Bond Fund
                                            MainStay Tax Free Bond Fund
MainStay Intermediate Term Bond
                                            MainStay Total Return Fund
MainStay International Equity Fund
                                            MainStay Value Fund
MainStay Large Cap Growth Fund

 * Offered only to residents of Connecticut, Maryland, New Jersey and New York

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any Fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (See "Excessive Purchases and Redemptions on Exchanges").


The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.
 ----------------

 You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.
 60

                                                               SHAREHOLDER GUIDE


In certain circumstances you may have to pay a sales charge. In addition, if you exchange Class C shares of a Fund into Class C shares of the Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class or Class A shares of a Fund subject to the 1% CDSC into Investor Class or Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A or Class C shares, as applicable, of another MainStay Fund.



When you exchange your shares, you may incur a redemption fee. Please see "Shareholder Guide--Redemption Fee" for more information.


EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, NYLIM might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions

SHAREHOLDER GUIDE

granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.


The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.


In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees--Redemption Fee".

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Funds' Share Prices (NAV) and the Valuation of Securities


Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of NYLIM, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio

                                                               SHAREHOLDER GUIDE

securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless NYLIM, in consultation with the Subadvisor, (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.


The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of each of the Funds' portfolio securities holdings is available in the Funds' SAI. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

The 130/30 Core Fund, 130/30 Growth Fund and 130/30 International Fund declare and pay any dividends at least once a year to the extent income is

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

---------------------------

SEEK PROFESSIONAL ASSISTANCE. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

---------------------------


BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.


available. The 130/30 High Yield Fund declares and pays any dividends at least quarterly to the extent income is available. Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.
Capital Gains
The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by your broker-dealer) or the Funds directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of a Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

                                                               SHAREHOLDER GUIDE

---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.


For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income" which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.



Since many of the stocks in which the Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate or the corporate dividends received deduction. It is also not expected that any portion of the distributions by MainStay 130/30 High Yield Fund will qualify for the 15% rate.


MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.


If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher capital gain or a lower reported capital loss when you sell your shares.



However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.


Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Directors of Eclipse Funds Inc., the "Board" of the Funds oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.



New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


The Manager has delegated its portfolio management responsibilities for the MainStay 130/30 High Yield Fund to MacKay Shields and is responsible for supervising MacKay Shields in the execution of its responsibilities.


The Manager also pays the salaries and expenses of all personnel affiliated with the Funds except for the independent members of the Board and the Funds' Chief Compliance Officer, a portion of whose compensation may be paid by the Funds, and all the operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisor. Pursuant to a management contract with each Fund, NYLIM is entitled to receive its management fee from each Fund, accrued daily and payable monthly.



For the fiscal year ended October 31, 2007, the 130/30 Core Fund paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of the Fund at a rate of 0.26%.



The Manager waived and/or reimbursed its entire management fee for the 130/30 Growth Fund and the 130/30 International Fund, for the fiscal period ended October 31, 2007. The 130/30 High Yield Fund had not yet launched on October 31, 2007.



Information regarding the basis for the Board's approval of the investment advisory contract will be provided in the Funds' next report to shareholders.


NYLIM is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent except to the extent expressly provided in the Management Agreements between NYLIM and the Funds.

Pursuant to an agreement with NYLIM, State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset value, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.

WHO MANAGES YOUR MONEY?


NYLIM serves as manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2007, NYLIM and its affiliates managed approximately $250 billion in assets.


Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. NYLIM and the Funds have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting NYLIM, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated sub-advisors and to modify any existing or future sub-advisory agreement with unaffiliated sub-advisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

The shareholders of each Fund have approved the manager-of-managers relationship.

The fees paid to the MacKay Shields are paid out of the management fee paid to NYLIM and are not additional expenses of the Fund.


Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities, selecting brokers and brokerage firms to trade for them; maintaining accurate records; and if possible, negotiating favourable commissions and fees with the brokers and brokerage firms for the Fund that the Subadvisor oversees.



MACKAY SHIELDS LLC ("MACKAY SHIELDS") (formerly MacKay-Shields Financial Corporation), 9 West 57th St., New York, New York 10019, is the Subadvisor to the MainStay 130/30 High Yield Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2007, MacKay Shields managed approximately $38 billion in assets.


NYLIM and the Fund have retained MacKay Shields as the subadvisor to the MainStay 130/30 High Yield Fund.

PORTFOLIO MANAGERS:

NYLIM and MacKay Shields each use a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for their respective Fund's day-to-day management are set forth below.


130/ CORE FUND--Harvey J. Fram and Mona Patni



130/30 GROWTH FUND--Harish Kumar and Michael Reifel



130/30 HIGH YIELD FUND--Louis N. Cohen, Dan Roberts, Michael Kimble and Taylor Wagenseil



130/30 INTERNATIONAL FUND--Luke A. Smith and Andrew Ver Planck


PORTFOLIO MANAGER BIOGRAPHIES:

The following section provides biographical information about each of the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the SAI.



LOUIS N. COHEN, CFA--Mr. Cohen joined MacKay Shields in October 2004 as Director of Research after MacKay Shields acquired the fixed income division of Pareto Partners. Mr. Cohen joined the fixed income team at UBS in 1991 as a Core/Core Plus Portfolio Manager and was Co-Chairman of the Credit Committee while at UBS. His extensive credit experience began at Bankers Trust in 1978 where he was in the Commercial Banking Department. In 1981 Mr. Cohen moved to specialize in fixed income as a FI Credit Analyst at Kidder Peabody. Mr. Cohen furthered his fixed income credit experience as a fixed income credit manager at several major firms, namely, Shearson, Drexel Burnham Lambert and Paine Webber prior to his move into portfolio management at UBS. With experience in the fixed income markets since 1978, Mr. Cohen received his BA and MBA from New York University and is a member and past President of the Capital Markets Credit Analyst Society, and a member of the New York Society of Security Analysts.


HARVEY J. FRAM, CFA--Mr. Fram is the portfolio manager of the MainStay 130/30 Core Fund. Mr. Fram is currently a Managing Director at NYLIM. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.


MICHAEL KIMBLE, CFA--Mr. Kimble joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed income credit analyst. In 1988, Mr. Kimble moved to Home Insurance Company as a High Yield Bond Analyst and Portfolio Manager. Shortly thereafter, Mr. Kimble joined the UBS team in the same capacity. While at UBS, Mr. Kimble was Co-Chairman of the Credit Committee. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. With fixed income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations.



HARISH KUMAR, PHD, CFA--Dr. Kumar is a portfolio manager for the MainStay 130/30 Growth Fund. Dr. Kumar is a Managing Director and Head of Growth Portfolios at NYLIM's Equity Investors Group, a division of NYLIM. Prior to joining NYLIM in 2005, Dr. Kumar served as a senior portfolio manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 8 years of investment experience.



MONA PATNI--Ms. Patni serves as portfolio manager for the 130/30 Core Fund. She is a Portfolio Manager for the core equity team of NYLIM Equity Investors. Prior to joining NYLIM in June 2001, she was a Principal consultant in the Financial Services division at PricewaterhouseCoopers. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. Ms. Patni has 7 years of investment experience.

MICHAEL REIFEL, CFA--Mr. Reifel serves as portfolio manager for the 130/30 Growth Fund. Mr. Reifel is a Vice President at NYLIM Equity Investors. He worked at Citigroup Asset Management from 1999 to 2005 as Senior Quantitative Analyst. There he conducted research to improve quantitative security selection models for various equity products. He also worked on portfolio construction implementations and risk monitoring of several equity funds. Mr. Reifel received his MBA from Harvard Business School in 1999. Prior to that he worked at Chicago Mercantile Exchange and Andersen Consulting. He received BS in Mathematics from University of Illinois at Chicago.



DAN ROBERTS, PHD--Mr. Roberts joined MacKay Shields in October 2004 when the firm acquired the fixed income division of Pareto Partners. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto Partners. Mr. Roberts assembled the US fixed income team while serving 10 years at UBS Asset Management, most recently as Managing Director and head of the fixed income group. Prior to its acquisition by UBS, he was a Financial Economist for Chase Manhattan Bank, NA and later was head of Global Interest Rate and Currency Swaps Trading. In 1997, Mr. Roberts' fixed income group was lifted out of UBS by Forstmann-Leff International and was subsequently purchased by Pareto Partners. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a Ph.D. from University of Iowa.



LUKE A. SMITH, CFA--Mr. Smith is a Managing Director at NYLIM and Portfolio Manager for the Equity Investors Group. He is responsible for the development and implementation of international quantitative equity strategies. Mr. Smith was previously a Senior Quantitative Portfolio Manager at Gartmore Investment Management in London where he co-managed long/short market-neutral hedge funds investing in Europe, Asia, and the U.S.. Prior to that, he was a quantitative equity research analyst at Putnam Investments. He has 12 years of investment experience. Mr. Smith began his career at IBM as a software developer for the U.S. Navy's Trident Nuclear Submarine program and later as a consultant specializing in numerical applications. He received a Masters of Science in Finance from Boston College and a BA in Mathematics, Summa Cum Laude from Holy Cross.



TAYLOR WAGENSEIL--Mr. Wagenseil became Director and Co-Head of High Yield portfolio management in 2004 after MacKay Shields acquired the fixed income division of Pareto Partners, where he was Co-Head of High Yield Investments and an equity shareholder. Mr. Wagenseil began his investment career with Citibank in 1979, specializing in troubled loan workouts and recoveries. In 1986, Mr. Wagenseil moved to Drexel Burnham Lambert as a Senior Vice President to head High Yield Commercial Paper Research. Mr. Wagenseil remained at Drexel through the bankruptcy and then joined Bear Stearns as a Managing Director in the Financial Restructuring Group. He was recruited to join UBS in 1993 as a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and a MBA (Finance) from the Harvard Business School and has experience in the High Yield market since 1979.

ANDREW VER PLANCK, CFA--Mr. Ver Planck is a Director and Portfolio Manager for NYLIM Equity Investors. He is responsible for the development and implementation of international quantitative equity strategies. Prior to joining NYLIM in 2005, Mr. Ver Planck was a Senior Quantitative Analyst at Gartmore Investment Management in London where he was part of a management team responsible for long/short market-neutral hedge funds investing in Europe, Asia, and the US. In addition, he co-managed a long only fund benchmarked to the EAFE Small Capitalization index. Prior to Gartmore, he was a Quantitative Investment Associate at Putnam Investments in Boston where he began his career in quantitative equity research in 2000. He has 7 years of investment experience. Mr. Ver Planck received a BA in Operations Research and Industrial Engineering from Cornell University.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS


MAINSTAY 130/30 CORE FUND


                                                                    Class A           Class C           Class I
                                                                  -----------       -----------       -----------
                                                                   June 29,          June 29,          June 29,
                                                                     2007*             2007*             2007*
                                                                    through           through           through
                                                                  October 31,       October 31,       October 31,
                                                                     2007              2007              2007
                                                                  -----------       -----------       -----------
  Net asset value at beginning of period......................      $10.00            $10.00            $ 10.00
                                                                    ------            ------            -------
  Net investment income (loss) (a)............................       (0.00)(b)         (0.03)              0.01
  Net realized and unrealized loss on investments.............       (0.36)            (0.36)             (0.36)
                                                                    ------            ------            -------
  Total from investment operations............................       (0.36)            (0.39)             (0.35)
                                                                    ------            ------            -------
  Net asset value at end of period............................      $ 9.64            $ 9.61            $  9.65
                                                                    ======            ======            =======
  Total investment return (c).................................       (3.60%)(d)        (3.80%)(d)         (3.50%)(d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment gain (loss)...............................       (0.14%)+          (0.86%)+            0.27%+
     Net expenses (excluding short sale expenses).............        1.50%+            2.25%+             1.25%+
     Expenses (including short sale expenses, before
      waiver).................................................        2.90%+            3.65%+             2.52%+
     Short sale expenses......................................        0.53%+            0.53%+             0.53%+
  Portfolio turnover rate.....................................          59%               59%                59%
  Net assets at end of period (in 000's)......................      $  356            $   35            $24,123

-------

 *   Commencement of operations.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charge. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.
 +   Annualized.

                                                            FINANCIAL HIGHLIGHTS


MAINSTAY 130/30 GROWTH FUND


                                                                    Class A           Class C           Class I
                                                                  -----------       -----------       -----------
                                                                   June 29,          June 29,          June 29,
                                                                     2007*             2007*             2007*
                                                                    through           through           through
                                                                  October 31,       October 31,       October 31,
                                                                     2007              2007              2007
                                                                  -----------       -----------       -----------
  Net asset value at beginning of period......................      $10.00            $10.00            $ 10.00
                                                                    ------            ------            -------
  Net investment loss (a).....................................       (0.03)            (0.05)             (0.02)
  Net realized and unrealized gain on investments.............        0.66              0.66               0.67
                                                                    ------            ------            -------
  Total from investment operations............................        0.63              0.61               0.65
                                                                    ------            ------            -------
  Net asset value at end of period............................      $10.63            $10.61            $ 10.65
                                                                    ======            ======            =======
  Total investment return (b).................................        6.40%(c)          6.10%(c)           6.50%(c)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss......................................       (0.91%)+          (1.54%)+           (0.56%)+
     Net expenses (excluding short sale expenses).............        1.50%+            2.25%+             1.25%+
     Expenses (including short sale expenses, before
      reimbursement)..........................................        3.68%+            4.43%+             3.38%+
     Short sale expenses......................................        0.47%+            0.47%+             0.47%+
  Portfolio turnover rate.....................................         137%              137%               137%
  Net assets at end of period (in 000's)......................      $  477            $   71            $18,320

-------

 *   Commencement of operations.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
 +   Annualized.

FINANCIAL HIGHLIGHTS


MAINSTAY 130/30 INTERNATIONAL FUND


                                                                     Class A             Class C             Class I
                                                                  -------------       -------------       -------------
                                                                  September 28,       September 28,       September 28,
                                                                      2007*               2007*               2007*
                                                                     through             through             through
                                                                   October 31,         October 31,         October 31,
                                                                      2007                2007                2007
                                                                  -------------       -------------       -------------
  Net asset value at beginning of period......................       $10.00              $10.00              $ 10.00
                                                                     ------              ------              -------
  Net investment income (a)...................................         0.05                0.05                 0.06
  Net realized and unrealized gain on investments.............         0.27                0.27                 0.26
                                                                     ------              ------              -------
  Total from investment operations............................         0.32                0.32                 0.32
                                                                     ------              ------              -------
  Net asset value at end of period............................       $10.32              $10.32              $ 10.32
                                                                     ======              ======              =======
  Total investment return (b).................................         3.20%(c)            3.10%(c)             3.20%(c)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income....................................         6.17%+              5.75%+               6.78%+
     Net expenses (excluding short sale expenses).............         1.60%+              2.35%+               1.35%+
     Expenses (including short sale expenses, before
      reimbursement)..........................................         7.37%+              8.12%+               7.12%+
     Short sale expenses......................................         0.98%+              0.98%+               0.98%+
  Portfolio turnover rate.....................................           26%                 26%                  26%
  Net assets at end of period (in 000's)......................       $   32              $   27              $11,905

-------

 *   Commencement of operations.
(a) Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(+)  Annualized.

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI for the Funds is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the reporting period.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports (when available), is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, NJ 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

SEC File Number:  811-06175 (Eclipse Funds Inc.)

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                 MS30ALL01-02/08

                   Cash Reserves Fund Sweep Shares Prospectus


                                                            February 28, 2008


This prospectus (the "Prospectus") discusses the Cash Reserves Fund Sweep Shares (the "Sweep Shares") which constitute a separate class of the Cash Reserves Fund (the "Fund"). The Fund is a separate series of Eclipse Funds Inc. (the "Company"), and the Sweep Shares class is one of two classes of shares offered by the Fund.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

Pursuant to its investment objective, the Fund invests for a high level of current income and it invests, under normal market conditions, primarily in debt or fixed income securities. The Fund is managed directly by New York Life Investment Management LLC, the manager of the Company ("NYLIM" or the "Manager"), which is responsible for the day-to-day portfolio management of the Fund.

NOT INSURED

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objective, policies, principal investment strategies, principal risks, past performance and expenses of the Fund offered in this Prospectus. Please review it carefully.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  WHAT'S INSIDE?

                               TABLE OF CONTENTS
Description of the Fund........................................................2
More About Investment Strategies and Risks.....................................5
Shareholder Guide..............................................................6
     Distribution and Service Fees.............................................6
     Buying and Selling Shares.................................................7
     Fund Earnings............................................................10
     Understand the Tax Consequences..........................................11
Know With Whom You're Investing...............................................12
Financial Highlights..........................................................14

                            Description of the Fund

INVESTMENT OBJECTIVE
The Cash Reserves Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. These securities may include:
- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;
- bank and bank holding company obligations such as CDs and bankers' acceptances;
- commercial paper which are short-term unsecured loans to corporations;
- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;
- time deposits;
- REPURCHASE AGREEMENTS; and
- corporate debt securities.

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of such an investment or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

NYLIM, the Fund's Manager, may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook of the issuer's industry.

PRINCIPAL RISKS
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities. Since the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These may include:
- political and economic instability
- less publicly available information about issuers; and
- changes in U.S. or foreign tax or currency laws.
The Fund's principal investments include derivatives such as asset-backed securities. If the Fund's Manager is wrong about its expectations about changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments.

-

  A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that
- reflects interest.


   ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

PAST PERFORMANCE

(BAR GRAPH)

99                                                                               4.37
00                                                                               5.61
01                                                                               3.45
02                                                                               0.98
03                                                                               0.24
04                                                                               0.42
05                                                                               2.27
06                                                                               4.10
07                                                                               4.31

ANNUAL RETURNS, SWEEP SHARES

(by calendar year 1999-2007)


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied since the inception of the Sweep Shares. The table shows how the average annual total returns of the Sweep Shares for one year, five years and since the inception of the Sweep Shares compare to those of the average Lipper Institutional money market fund. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.
FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-624-6782.



BEST AND WORST QUARTERLY RETURNS, SWEEP SHARES
(1999-2007)
                                               RETURN  QUARTER/YEAR
Highest Return/Best Quarter                    1.46%      3Q/00
Lowest Return/Worst Quarter                    0.03%      3Q/03



   AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/07)
                                   1 YEAR   5 YEARS   SINCE INCEPTION(1)
Cash Reserves Fund
 Sweep Shares                      4.31%     2.25%          2.84%
 7-day current yield: 3.64%
Lipper Institutional
 Money Market Funds Average(2)     4.98%     2.86%          2.95%



------------

(1)  The Sweep Shares commenced operations on December 8, 1998.
(2) The Lipper Institutional Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper, Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Sweep Shares.


SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from fund assets)
Management Fee(1)                                           0.44 %
Distribution and/or Service (12b-1) Fees(2)                 0.25 %
Shareholder Service Fees                                    0.25 %
Other Expenses                                              0.13 %
Total Annual Fund Operating Expenses(3)                     1.07 %
Less Waivers/Reimbursements(3)                              (0.07)%
Net Annual Fund Operating Expenses(3)                       1.00 %



(1) The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.45% up to $500 million and 0.40% in excess of $500 million.
(2) Because the distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(3) Effective April 1, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Sweep Share Class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.00% of average daily net assets. These expense limitations may be modified or terminated only with approval of the Board. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.
     Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed
     0.50% of the Fund's average daily net assets for its Class I shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the Sweep Share class of the Fund.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


EXPENSES AFTER   SWEEP SHARES
--------------   ------------
 1 year             $  102
 3 years            $  333
 5 years            $  583
10 years            $1,299

                   More About Investment Strategies and Risks

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail other investments, investment practices and risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

DERIVATIVE SECURITIES/INSTRUMENTS

The value of derivative securities is based on certain underlying fixed-income securities, interest rates or indices. Derivative securities may be hard to sell and are very sensitive to changes in the value of the underlying security, interest rate or index. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss to the Fund. However, all securities purchased by the Fund must meet the requirements of Rule 2a-7 under the 1940 Act, which are designed to mitigate the risk of loss.

FOREIGN SECURITIES

The Fund invests in securities of issuers organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. While these securities are subject to some but not all of the risks of foreign investing, they could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in U.S. securities. Foreign investments may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible government restrictions, including possible seizure or nationalization of foreign deposits or assets. These securities may also be less liquid than U.S. securities. There may also be difficulty in invoking legal protections across borders.

ASSET-BACKED SECURITIES

Asset-backed securities are securities whose value is based on underlying pools of receivables that may include interests in pools of lower-rated debt securities.

                               Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your investments. You are eligible to buy Sweep Shares if you are a customer of a financial institution that has made arrangements with NYLIFE Distributors LLC for the purchase of Sweep Shares.

DISTRIBUTION AND SERVICE FEES

RULE 12B-1 PLAN
The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Sweep Shares. Rule 12b-1 distribution and service fees are paid monthly to NYLIFE Distributors, NYLIFE Securities, or any other broker-dealer or financial institution, as compensation for certain account sweep and/or other distribution-related services rendered to the Sweep Shares, at the rate of 0.25% on an annualized basis of the average daily net assets of the Sweep Shares.

SHAREHOLDER SERVICES PLAN
The Company has adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Shareholder Services Plan, the Fund is authorized to pay to NYLIM, as compensation for service activities rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Sweep Shares, a shareholder services fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Sweep Shares.

The Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

Because the Rule 12b-1 distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

ACCOUNT REPRESENTATIVES
Account representatives may impose other conditions on buying and selling shares. They may also charge you additional fees. They are responsible for giving you a schedule of fees and information about any conditions they've added. Ask your account representative about these fees and conditions.

BUYING AND SELLING SHARES

HOW TO OPEN YOUR ACCOUNT
If you are participating in an account sweep arrangement with a financial institution, that institution will provide you with the information you need to open an account and buy Sweep Shares.

You should speak to your account representative at your financial institution to open an account in the Fund in conjunction with your brokerage account.

A financial institution will establish a single omnibus account with the Fund's transfer agent, NYLIM Service Company LLC ("Mainstay Investments"), and an affiliate of NYLIM, on behalf of its clients. You should read this Prospectus along with the financial institution's agreement or literature describing its services (including sweep arrangements with the Fund) and fees charged by the financial institution.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial institution on its behalf, must obtain the following information for each person that opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

HOW TO BUY SHARES
Shares (and fractions of shares) are purchased at market price (known as the net asset value or NAV) on any day that the New York Stock Exchange is open. Your price per share, generally $1.00, will be the next NAV calculated after MainStay Investment receives an order from your financial institution in proper form. This means that all necessary information, signatures and documentation has been received.

All investments must be in U.S. dollars. No wires are accepted when the New York Stock Exchange or banks are closed.

MINIMUM INVESTMENTS
The minimum required investment by a financial institution is:

- Initial investment--at least $1,000.

- Each investment after that--at least $100.

Please check with your account representative for investment minimums and/or other requirements that may apply to brokerage or other accounts through which you own Sweep Shares.

The Fund may also waive investment minimums for certain qualified purchases and accept investment of smaller amounts at its discretion.

HOW TO SELL SHARES
Check with your account representative for information on how your Sweep Shares may be redeemed (sold).

Generally, if your financial institution offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover security purchases in your brokerage account.

The price of each share will be the NAV next determined after receipt of a redemption request. The Fund imposes no charge for selling your shares. You should check with your account representative to determine if your financial institution imposes a charge for selling shares.

There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the Securities and Exchange Commission deems an emergency to exist.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES
Given the nature of the Fund as a liquid short-term investment, the Board of Directors of the Fund has not adopted policies and procedures to monitor or discourage excessive or short-term trading in the Fund's shares. The Fund reserves the right to impose restrictions on purchases and exchanges at any time or conditions that are more restrictive than those otherwise stated in this prospectus. To the extent that the Fund may be used to facilitate excessive or short-term trading between other MainStay Funds, an investor in the Fund should be aware that the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent excessive or short-term purchases and redemptions or exchange of shares of those other MainStay Funds in order to protect long-term Fund shareholders. For more information on the MainStay Funds' procedures with respect to excessive or short-term purchases and redemptions of Fund shares, please refer to each Fund's prospectus.

PURCHASES-IN-KIND
You may purchase shares of the Fund by transferring securities to the Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Fund's approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.

REDEMPTIONS-IN-KIND
The Fund reserves the right to pay certain redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio. See the Statement of Additional Information for details.

CHECKWRITING SERVICES
You can sell shares of the Fund by writing checks for $100 or more. You need to fill out special forms to set up checkwriting privileges. You cannot close your account by writing a check.

DETERMINING THE FUND'S SHARE PRICE (NAV) AND VALUATION OF THE FUND'S SECURITIES You buy and sell shares at NAV. NAV is calculated at noon eastern time every day the New York Stock Exchange is open. It is intended that the Fund will maintain a stable NAV of $1.00 per share. The Fund's investments are valued based on the amortized cost method of valuation.

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund's quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

GENERAL POLICIES
Selling shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.

In the interests of all shareholders, the Fund reserves the right to:

- refuse any purchase request that could adversely affect a Fund or its operations; and

- change its minimum investment amounts.

FUND EARNINGS

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A money market fund generally earns interest from its investments and pays this income to you as dividends. The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund. The Fund also earns capital gains when it sells securities at a profit.

WHEN THE FUND PAYS DIVIDENDS

The Fund declares dividends daily and pays them monthly. You begin earning dividends the business day (i.e., a day on which the New York Stock Exchange is open for trading) that MainStay Investments receives an order by noon and payment through the Federal Funds wire system by 4:00 p.m. eastern time.


WHEN THE FUND PAYS CAPITAL GAINS
At the end of each fiscal year, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

REINVESTMENT OF EARNINGS
Your earnings will automatically be reinvested in Sweep Shares unless you elect to receive cash distributions.

UNDERSTAND THE TAX CONSEQUENCES

MOST OF YOUR DIVIDENDS ARE TAXABLE

It is expected that all of the dividends paid by the Fund (including dividends paid in cash and also dividends that are reinvested in additional shares) will be taxed at the normal ordinary tax income rates to those shareholders who are subject to tax. Such dividends will not qualify for the lower tax rates that may apply to certain qualified dividends paid by corporations.

The Fund may pay you in January for dividends declared in December of the previous year. If you're not tax-exempt, you will be taxed on these dividends as if you had been paid on December 31 of the previous year.

Although it is possible that some distributions may be taxed as a return of capital, or possibly as long-term capital gains, as noted above, it is expected that all distributions will be taxed (to those shareholders who are subject to tax) as ordinary income. The Fund will mail you a tax report by January 31 of each year, which advises you on the amount and nature of dividends paid to you.

    -  SEEK ASSISTANCE

 Your account representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

 For additional information on taxation, see the SAI.

                        Know With Whom You're Investing

WHO MANAGES YOUR MONEY AND RUNS THE FUND'S DAY-TO-DAY BUSINESS?


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, N.Y. 10010, serves as the Fund's manager. In conformity with the stated policies of the Fund, NYLIM administers the business affairs for the Fund, subject to the supervision of the Board of Directors of the Fund. NYLIM, a Delaware limited liability company, was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2007, the Manager managed over $250 billion in assets.



The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager pays the salaries and expenses of all personnel affiliated with the Fund except for the independent members of the Board and the Fund's Chief Compliance Officer, a portion of whose compensation may be paid by the Fund, and all the operational expenses that aren't the responsibility of the Fund.



For the fiscal year ended October 31, 2007, the Fund paid the Manager an aggregate fee for services performed of 0.37% as a percentage of the average daily net assets of the Fund.



For information regarding the basis for the Board of Directors' approval of the investment management contract, please refer to the Fund's semi-annual report to shareholders for the fiscal period ended April 30, 2007.


The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing or Shareholder Servicing Agent.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Fund. The Manager and the Fund have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. The Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The fees paid to the subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of the Fund. Note that the Fund's shareholders must initially approve this manager-of-managers arrangement before it goes into effect.

PORTFOLIO MANAGERS
NYLIM uses a team of portfolio managers and analysts acting together to manage the Fund's investments. The senior members of the Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are Mark C. Boyce and David Clement.

PORTFOLIO MANAGER BIOGRAPHIES:
The following section provides biographical information about the Fund's portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the MainStay Funds each manages is available in the Statement of Additional Information.

MARK C. BOYCE Mr. Boyce serves as portfolio manager of the Cash Reserves Fund. Mr. Boyce has managed the Cash Reserves Fund since December 1999 and the Money Markets Group of New York Life and its subsidiaries since May 1997. He is a member of the fixed income portfolio management team at NYLIM. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. From 1992 to 1997, Mr. Boyce was an Investment Vice President responsible for Structured Finance Investment at New York Life.



DAVID CLEMENT, CFA Mr. Clement has managed the Cash Reserves Fund since its inception in January 1991 and is a member of the fixed income portfolio management team at NYLIM. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.

                         Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the Sweep Shares for the past five years. Certain information reflects financial results for a single Sweep Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Sweep Shares (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

 CASH RESERVES FUND
(Selected per share data and ratios)


                                                                       SWEEP SHARES CLASS
                                            ------------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31
                                            ------------------------------------------------------------------------
                                              2007            2006            2005            2004            2003
                                            --------        --------        --------        --------        --------
Net asset value at beginning of year......  $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                            --------        --------        --------        --------        --------
Net investment income.....................      0.04            0.04            0.02            0.00(a)         0.00(a)
Net realized gain (loss) on investments...     (0.00)(a)          --           (0.00)(a)        0.00(a)         0.00(a)
                                            --------        --------        --------        --------        --------
Total from investment operations..........      0.04            0.04            0.02            0.00(a)         0.00(a)
                                            --------        --------        --------        --------        --------
Less dividends and distributions:
 From net investment income...............     (0.04)          (0.04)          (0.02)          (0.00)(a)       (0.00)(a)
 From net realized gain on investments....        --              --              --           (0.00)(a)       (0.00)(a)
                                            --------        --------        --------        --------        --------
Total dividends and distributions.........     (0.04)          (0.04)          (0.02)          (0.00)(a)       (0.00)(a)
                                            --------        --------        --------        --------        --------
Net asset value at end of year............  $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                            ========        ========        ========        ========        ========
Total investment return...................      4.41%           3.88%           1.91%           0.27%           0.33%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income....................      4.32%           3.82%           1.90%           0.27%           0.34%
 Net expenses.............................      1.00%           1.00%           1.00%           1.00%           1.00%
 Expenses (before waiver).................      1.07%           1.04%           1.09%           1.10%           1.10%
Net assets at end of year (in 000's)......  $373,383        $311,020        $271,039        $260,814        $272,856


(a) Less than one cent per share.

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED SAI, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED SAI DO NOT CONSTITUTE AN OFFER BY THE COMPANY OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue,
Parsippany, New Jersey 07054
Distributor of Cash Reserves Fund Sweep Shares
NYLIFE Distributors LLC is an indirect wholly-owned subsidiary of New York Life.

[RECYCLE LOGO]
MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund. The current SAI for the Sweep Shares is incorporated by reference into this Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the reporting period.

TO OBTAIN INFORMATION:

More information about the Fund, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, NJ 07054, or call toll-free 1-800-624-6782.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by sending your written request and duplicating fee to the Public Reference Section of the SEC, Washington, DC 20549-0102.
ECLIPSE FUNDS INC.
SEC File Number: 811-06175


                                                                  CASH RESERVES
Cash Reserves Fund                                                    FUND
Distributed by NYLIFE Distributors LLC,
Member NASD                                    ---------------------------------------------------
169 Lackawanna Avenue                                           PROSPECTUS DATED
Parsippany, NJ 07054                                            FEBRUARY 28, 2008
MSCR01-02/08      CR                                This Cover is Not Part of the Prospectus

                                 MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                 FOR INVESTOR CLASS, CLASS A, CLASS B, CLASS C,
                 CLASS I, CLASS R1, CLASS R2 AND CLASS R3 SHARES

                                FEBRUARY 28, 2008


      Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectuses dated February 28, 2008 for the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Sweep shares of certain separate investment series (collectively, the "Prospectus") of Eclipse Funds, a Massachusetts business trust (the "Trust") and Eclipse Funds Inc., a Maryland corporation (the "Company"), as amended or supplemented from time to time (collectively, the "Funds" or "MainStay Funds"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company, the Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

      Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" doing business as "MainStay Investments"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.


      The financial statements of each of the Company and the Trust, including the Financial Highlights for the fiscal year ended October 31, 2007 as presented in the 2007 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP ("KPMG"), an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.


      The following funds are offered only to residents of certain states and only while present or through intermediaries in those states: The MainStay Large Cap Opportunity Fund, the MainStay Growth Equity Fund and the MainStay 130/30 High Yield Fund are offered only to residents of Connecticut, Maryland, New Jersey and New York.

      The following funds have not been in operation for one year as of the date of this SAI and thus have no financial information available: MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund and MainStay 130/30 High Yield Fund.

                                TABLE OF CONTENTS


                                                                                   PAGE
                                                                                  -------
MAINSTAY FUNDS ..................................................................       5
   Eclipse Funds Inc. (THE "COMPANY") ...........................................       5
   Eclipse Funds (THE "TRUST") ..................................................       5
   The Manager and Subadvisor ...................................................       5
ADDITIONAL INFORMATION ABOUT THE FUNDS ..........................................       5
   MainStay All Cap Growth Fund .................................................       5
   MainStay S&P 500 Index Fund ..................................................       6
   MainStay Mid Cap Opportunity Fund ............................................       6
   MainStay Small Cap Opportunity Fund ..........................................       6
   MainStay Intermediate Term Bond Fund .........................................       7
   MainStay Indexed Bond Fund ...................................................       7
   MainStay Cash Reserves Fund ..................................................       7
   MainStay Short Term Bond Fund ................................................       9
   MainStay Income Manager Fund (formerly, MainStay Asset Manager Fund) .........      10
   MainStay Balanced Fund .......................................................      10
   MainStay Floating Rate Fund ..................................................      11
   MainStay Large Cap Opportunity Fund ..........................................      11
   MainStay Growth Equity Fund ..................................................      11
   MainStay Asset Allocation Funds and MainStay Retirement Funds ................      12
   MainStay 130/30 Core Fund ....................................................      13
   MainStay 130/30 Growth Fund ..................................................      13
   MainStay 130/30 International Fund ...........................................      14
   MainStay 130/30 High Yield Fund ..............................................      14
   Anticipated Use of Investments ...............................................      14
FUNDAMENTAL INVESTMENT RESTRICTIONS .............................................      19
   Applicable to the Company ....................................................      19
   Applicable to the Trust ......................................................      21
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS .........................................      23
   Applicable to the Company ....................................................      23
   Applicable to the Trust ......................................................      24
   Non-Fundamental Investment Policies Related to Fund Names ....................      24
   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS .........      25
   NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM ............      25
   ARBITRAGE ....................................................................      26
   BANK OBLIGATIONS .............................................................      26
   BORROWING ....................................................................      27
   BRADY BONDS ..................................................................      27
   COMMERCIAL PAPER .............................................................      28
   CONVERTIBLE SECURITIES .......................................................      28
   DEBT SECURITIES ..............................................................      29
   DEPOSITARY RECEIPTS ..........................................................      30
   EQUITY SECURITIES ............................................................      30
   EXCHANGE TRADED FUNDS ........................................................      31
   FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED ................      31
   FLOATING AND VARIABLE RATE SECURITIES ........................................      32
   FLOATING RATE LOANS ..........................................................      33
   FOREIGN CURRENCY TRANSACTIONS ................................................      34
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES .......................      36
   FOREIGN INDEX-LINKED INSTRUMENTS .............................................      37
   FOREIGN SECURITIES ...........................................................      38
   FUTURES TRANSACTIONS .........................................................      39
   ILLIQUID SECURITIES ..........................................................      44
   INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS ...........................      45
   INVESTMENT COMPANIES .........................................................      45
   LENDING OF PORTFOLIO SECURITIES ..............................................      45
   LOAN PARTICIPATION INTERESTS .................................................      46
   MORTGAGE DOLLAR ROLLS ........................................................      47

   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES ...........................      47
   MUNICIPAL SECURITIES .........................................................      52
   OPTIONS ON FOREIGN CURRENCIES ................................................      55
   OPTIONS ON SECURITIES ........................................................      56
   OPTIONS ON SECURITIES INDICES ................................................      60
   REAL ESTATE INVESTMENT TRUSTS ("REITs") ......................................      60
   REPURCHASE AGREEMENTS ........................................................      61
   RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2)
   COMMERCIAL PAPER ...........................................................        62
   REVERSE REPURCHASE AGREEMENTS ................................................      63
   RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS") ...................      63
   SHORT SALES ..................................................................      64
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT .......................................      65
   STRIPPED SECURITIES ..........................................................      65
   SWAP AGREEMENTS ..............................................................      65
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS ...............................      68
   UNFUNDED LOAN COMMITMENTS ....................................................      68
   U.S. GOVERNMENT SECURITIES ...................................................      69
   WARRANTS .....................................................................      69
   WHEN-ISSUED SECURITIES .......................................................      69
   ZERO COUPON BONDS ............................................................      70
TRUSTEES/DIRECTORS AND OFFICERS .................................................      70
   Board Members ................................................................      71
   Officers .....................................................................      73
   Compensation .................................................................      76
   Code of Ethics ...............................................................      77
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR .................................      77
   Management Agreement .........................................................      77
   Sub-Advisory Agreement .......................................................      81
   Distribution Agreement .......................................................      82
   Distribution Plans ...........................................................      82
   Shareholder Services Plan; Service Fees ......................................      92
PROXY VOTING POLICIES AND PROCEDURES ............................................      93
Manager's Proxy Voting Guidelines ...............................................      93
Conflicts of Interest ...........................................................      93
Guidelines Examples .............................................................      94
DISCLOSURE OF PORTFOLIO HOLDINGS ................................................      95
PORTFOLIO MANAGERS ..............................................................      96
PORTFOLIO TRANSACTIONS AND BROKERAGE ............................................     100
SHAREHOLDER INVESTMENT ACCOUNT ..................................................     110
SHAREHOLDER TRANSACTIONS ........................................................     111
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE ..................................     111
   How to Purchase Shares of the Funds ..........................................     111
   General Information ..........................................................     111
   By Mail ......................................................................     111
   By Telephone .................................................................     111
   By Wire ......................................................................     112
   Additional Investments .......................................................     112
   Systematic Investment Plans ..................................................     112
   Purchases In Kind ............................................................     113
   Other Information ............................................................     113
ALTERNATIVE SALES ARRANGEMENTS ..................................................     113
   Initial Sales Charge Alternative Class A Shares ..............................     113
   Purchases At Net Asset Value .................................................     116
   Reduced Sales Charges On Class A Shares ......................................     117
   Special Incentive Compensation Arrangements ..................................     117
   Letter Of Intent (LOI) .......................................................     117
   Contingent Deferred Sales Charge, Class A ....................................     117
   Contingent Deferred Sales Charge, Class B ....................................     118
   Contingent Deferred Sales Charge, Class C ....................................     119

PURCHASES AND REDEMPTIONS - ADDITIONAL INFORMATION ..............................     120
   Redemption Fee ...............................................................     121
   Systematic Withdrawal Plans ..................................................     121
   Redemptions In Kind ..........................................................     121
   Suspension of Redemptions ....................................................     121
   Exchange Privileges ..........................................................     122
NET ASSET VALUE .................................................................     123
   How Portfolio Securities are Valued ..........................................     123
TAX-DEFERRED RETIREMENT PLANS ...................................................     124
Individual Retirement Account ("IRA") ...........................................     125
403(b)(7) Tax Sheltered Account .................................................     126
General Information .............................................................     126
TAX INFORMATION .................................................................     126
Taxation of The Funds ...........................................................     127
Character of Distributions To Shareholders ......................................     128
Federal Income Tax Capital Loss Carryforwards ...................................     129
Dispositions of Fund Shares .....................................................     130
Foreign Currency Gains And Losses ...............................................     131
Discount ........................................................................     131
Taxation Of Options, Futures And Similar Instruments ............................     131
Foreign Taxes ...................................................................     132
Passive Foreign Investment Companies ............................................     133
Tax Reporting Requirements And Backup Withholding ...............................     133
State And Local Taxes ...........................................................     133
Foreign Investors ...............................................................     134
CAPITALIZATION ..................................................................     134
EFFECTIVE MATURITY ..............................................................     134
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................................     134
TRANSFER AGENT ..................................................................     134
CUSTODIAN .......................................................................     135
LEGAL COUNSEL ...................................................................     135
REGISTRATION STATEMENT ..........................................................     135
CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS .....................     135
APPENDIX A ......................................................................     A-1

ECLIPSE FUNDS INC. (THE "COMPANY")

      The Company was incorporated in Maryland on September 21, 1990, and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

      Shares of the Company are currently offered in twenty-three separate portfolios: MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund, MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund, MainStay Short Term Bond Fund, MainStay Income Manager Fund, MainStay Floating Rate Fund, MainStay Growth Equity Fund, MainStay Large Cap Opportunity Fund, MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund, and MainStay 130/30 High Yield Fund.

ECLIPSE FUNDS (THE "TRUST")

      The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end, management investment company (or mutual fund). The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act.

      Shares of the Trust are currently offered in three separate portfolios:
MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, and MainStay Balanced Fund.

      The Company and the Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the Company and the Trust may be individually referred to as a "Fund" and collectively as the "Funds." The Board of Directors of the Company may be referred to as the "Directors" and the Board of Trustees of the Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members."

THE MANAGER AND SUBADVISOR

      New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds and has entered into Sub-Advisory Agreements with MacKay Shields LLC ("MacKay Shields" or the "Subadvisor") with respect to the following portfolios: MainStay All Cap Growth Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund, and MainStay 130/30 High Yield Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

      The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

MAINSTAY ALL CAP GROWTH FUND

      The MainStay All Cap Growth Fund normally invests at least 80% of its assets in equity securities. The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the Russell 3000(R)Growth Index.


      The Fund may invest in common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.


      The Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

      The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts does, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

      Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

MAINSTAY S&P 500 INDEX FUND

      In addition to the investments discussed in the Prospectus, the MainStay S&P 500 Index Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

MAINSTAY MID CAP OPPORTUNITY FUND

      The MainStay Mid Cap Opportunity Fund invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R)Index, the S&P Midcap 400(R)Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. The Fund invests primarily in mid-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines: (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets); and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

      - In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but that are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

      - To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

      - Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

      - The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

      -     The Fund also may invest of to 5% of its total assets in warrants.

MAINSTAY SMALL CAP OPPORTUNITY FUND

      The MainStay Small Cap Opportunity Fund invests primarily in small-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.

      In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.


      Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500(R)Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in larger capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies.

      The Fund also may invest up to 5% of its total assets in warrants.

MAINSTAY INTERMEDIATE TERM BOND FUND

      In addition to the investments discussed in the Prospectus, the MainStay Intermediate Term Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

      The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

      The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

      The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MAINSTAY INDEXED BOND FUND

      The MainStay Indexed Bond Fund invests primarily in a representative sample of securities with characteristics similar to securities in the Citigroup Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.

      The Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.

      The Manager may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MAINSTAY CASH RESERVES FUND


      The MainStay Cash Reserves Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.


      All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

      Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category for short-term debt obligations (i) by any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4) (i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost, including accrued interest, of the underlying security or securities ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.


      The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. A "First Tier" security is defined to mean any eligible security that: (a) is a rated security that has received a short-term rating by the requisite NRSROs in the highest short-term rating category for debt obligations (the security may receive a rating in the second highest category by one NRSRO, as long as it has received a rating in the highest category by two NRSROs); or (b) is an unrated security that is of comparable quality to a security meeting the requirements of paragraph (a) of this definition, as determined by the Manager; or (c) is a security issued by a registered investment company that is a money market fund; or (d) is a government security. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. A "Second Tier" security is defined to mean any eligible security that is not a First Tier security, as defined above. A Second Tier security must be rated in the first or second highest category by NRSROs. For example, a security rated in the highest category by one NRSRO and in the second highest category by two NRSROs would be a Second Tier security. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.


      Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value ("NAV") per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

      The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

      The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

      The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

      The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

MAINSTAY SHORT TERM BOND FUND

      The MainStay Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations ("S&Ls") and denominated in U.S. dollars or foreign currencies.

      The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

      The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

      The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

      In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

      The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's limitation on investments in such securities.


MAINSTAY INCOME MANAGER FUND (FORMERLY, MAINSTAY ASSET MANAGER FUND)

      The MainStay Income Manager Fund may invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with respect to those securities; up to 10% of total assets in interest rate, equity (including index or other equity swaps), and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

      The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

      At times, the actual allocation for each asset class may differ from the asset class constraints discussed in the Prospectus, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Manager has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.

      The Fund's allocation is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

MAINSTAY BALANCED FUND

      The MainStay Balanced Fund invests approximately 60% of its net assets in mid-and large capitalization stocks and 40% of its assets in fixed income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its net assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

      The Fund generally invests in dividend-paying, mid-capitalization stocks that the Manager determines are value stocks. The Fund may also invest in large capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

      The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowing in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

      The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

      The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds".


      The Fund also may invest up to 5% of its total assets in warrants.

MAINSTAY FLOATING RATE FUND

      The MainStay Floating Rate Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities ("Floating Rate Loans"). Floating Rate Loans are typically the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. For additional information on these investments, see the section entitled "Floating Rate Loans." The Fund may invest up to 25% of its total assets in foreign securities.

      The Fund may also invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

      When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

MAINSTAY LARGE CAP OPPORTUNITY FUND

      The MainStay Large Cap Opportunity Fund normally invests at least 80% of its assets in common and preferred stock of large companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell 1000(R) Index. The Fund invests primarily in large-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines have been overlooked by the marketplace so that they are undervalued or under-priced relative to the rest of the Fund's large-cap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

      In selecting stocks, the Manager uses several models that attempt to forecast the return of stocks relative to the Fund's large-cap universe (the "active return"). Each model uses as inputs a valuation factor, such as price to revenues, cash flow, earnings and book value, together with factors calculated from accounting and market data. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to competitors and to companies in other industries.

      The Fund's portfolio is constructed by incorporating estimates of transaction costs and a market risk model with the active return forecast. The market risk model is employed to target a tracking error relative to the Fund's large-cap universe and to limit the Fund's active exposure to market risk factors.

      Under normal conditions, the Manager keeps the Fund fully invested. However, the Fund may hold cash from time to time as a result of trading or cash flows or for temporary defensive purposes.

      The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

MAINSTAY GROWTH EQUITY FUND

      The MainStay Growth Equity Fund normally invests at least 80% of its assets in equity securities. The Fund invests generally in large capitalization stocks that NYLIM, the Fund's Manager, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the RUSSELL 1000(R) GROWTH INDEX) over the long term.

      The Manager uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company specific factors such as those listed below, not general economic conditions.


      In selecting stocks for the Fund, the Manager uses several models that attempt to select securities with improving earnings growth characteristics from among the largest publicly traded U.S. large- and mid-capitalization growth stocks within the Russell 1000(R) Growth Index. Each model uses as inputs the following market analysts, price momentum, free cash flow yield, and a valuation factor, such as price revenues. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to their competitors and to companies in other industries.

      The Manager also employs a sell discipline pursuant to which it will typically consider selling a position in a company:

            - If the company's short-term relative performance deteriorates significantly;

            - If the company falls below the median in the Manager's quantitative universe; or

            -     If the Manager engages in periodic rebalancing of the Fund.

      Typically, the Manager intends to invest substantially all of the Fund's investable assets in domestic securities, however, the Fund is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.). Since the Fund may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies.

MAINSTAY ASSET ALLOCATION FUNDS AND MAINSTAY RETIREMENT FUNDS

      The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "Mainstay Retirement Funds," consisting of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of the Company, the Trust, The MainStay Funds, ICAP Funds, Inc. and, with respect to the MainStay Retirement Funds, certain unaffiliated investment companies. The series in which the MainStay Funds of Funds invest may be referred to in this Statement of Additional Information as the "Underlying Funds." Most of the Underlying Funds currently are advised by NYLIM and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. With respect to certain Underlying Funds, the Manager has retained the services of one or more subadvisors (each a "Subadvisor") to manage the portfolios of those Underlying Funds. The Underlying Funds in which the MainStay Funds of Funds may invest, as set forth in the Funds' prospectus, are described below. The Manager may change the Underlying Funds from time to time without prior approval from shareholders. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Retirement Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds.

      By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to the Multiple Funds," below, depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and Statements of Additional Information. The Prospectuses and Statements of Additional Information for the affiliated Underlying Funds are available upon request, free of charge, by calling MainStay Investments toll-free at 1-800-624-6782.


      The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, exchange traded funds, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(2) securities, and reverse repurchase agreements. These securities are described later in this section. Also, by investing in the Underlying Funds, each of the MainStay Funds of Funds will be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Funds. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.


      The MainStay Funds of Funds may choose to invest in certain series of the Company and Trust, as described herein, each of which is diversified.

      The MainStay Funds (the "MainStay Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The MainStay Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the MainStay Trust are currently offered in 21 separate portfolios, any of which the MainStay Funds of Funds may choose to invest in. Each of these Underlying Funds, other than Global High Income Fund, is a diversified fund as defined by the 1940 Act.

      ICAP Funds, Inc. ("ICAP Funds") is an open-end management investment company (or mutual fund), organized as a Maryland corporation and was incorporated on November 1, 1994. Shares of the ICAP Funds are currently offered in three separate portfolios, any of which the MainStay Funds of Funds may choose to invest in.

      The Company, the Trust, ICAP Funds, Inc. and the MainStay Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds."

      The Underlying Funds may engage in investment practices, or invest in instruments to the extent permitted in the Prospectus and SAI through which they are offered. Unless otherwise stated in the applicable Prospectus, investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Fund may elect in its sole discretion to employ or not employ the various techniques. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

MAINSTAY 130/30 CORE FUND

      The Fund primarily invests in common stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Manager believes offer the potential for attractive returns. For long positions, the Manager will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000(R) Index over the following six to twelve months. The Manager will sell short securities that it believes are likely to under perform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

      The Fund may also invest in real estate investment trusts.

MAINSTAY 130/30 GROWTH FUND

      The Fund invests primarily in large and mid capitalization stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Manager believes offer the potential for attractive returns. For long positions, the Manager will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000(R) Growth Index over the long term. The Manager will sell short securities that it believes are likely to under perform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

      The Fund may invest in American Depositary Receipts (ADRs). ADRs are issued by U.S. depositary banks. Each ADR represents one or more shares of foreign stock or a fraction of a share. ADR holders have the right to obtain the foreign stock it represents. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares.

      The Fund may also invest in real estate investment trusts.

MAINSTAY 130/30 INTERNATIONAL FUND


      The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with attractive valuations and strong momentum characteristics. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by the Manager, with significant investments in at least three countries outside of the United States.

      For long positions, NYLIM will seek to identify companies that are considered to have a high probability of providing a total return greater than the Morgan Stanley Capital International Europe, Australasia and Far East Index. The Manager will sell short securities that it believes are likely to under perform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

      The Fund may invest in American Depositary Receipts.

MAINSTAY 130/30 HIGH YIELD FUND

      The Fund seeks to achieve its investment objective by, under normal circumstances, investing at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's subadvisor, to be of comparable quality. The Fund will take long positions that MacKay Shields believes offer the potential for attractive returns. For long positions, MacKay Shields will seek to identify companies that are considered to have a high probability of outperforming the Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index") over the market cycle. The Fund will sell short securities that it believes will under perform the Index.

        The Fund will generally hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. However, the long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

        The Fund may use derivatives, such as swaps (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments during the period of the swap. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.

ANTICIPATED USE OF INVESTMENTS

      The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique. As noted above, by investing in the Underlying Funds, the MainStay Fund of Funds may be subject to some or all of the risks of the securities instruments or techniques utilized by the Underlying Funds.


                                                                                                          Intermediate
                                All Cap                 Cash     Floating   Growth    Income     Indexed      Term        Large Cap
                                Growth    Balanced    Reserves     Rate     Equity    Manager      Bond       Bond      Opportunity
                                 Fund       Fund        Fund       Fund      Fund      Fund        Fund       Fund          Fund
                              ---------- -----------  ----------  --------  --------  ---------  --------  ------------ -----------
Arbitrage
Bank Obligations                                         --         --                  --         --         --
Borrowing                                                --
Brady Bonds                                                                                                   --
Commercial Paper                 --           --         --         --         --                  --         --
Common Stock                     --           --                               --       --                                    --
Convertible Securities                                                                  --
Credit Default Swaps
Debt Securities                               --         --         --                  --         --         --
Depositary Receipts              --           --         --                    --
Exchange Traded Funds
Floating and Variable                                    --                             --         --         --
   Rate Securities
Floating Rate Loans                                                 --                  --
Foreign Currency
   Transactions
Foreign Government and                                   --                                        --         --
   Supranational Entity
   Securities
Foreign Index-Linked
   Instruments
Foreign Securities                            --         --         --                  --         --         --
Futures Transactions                                                                    --         --
High Yield Securities                                               --                  --
    ("Junk Bonds")
Illiquid Securities                                      --         --                                        --
Lending of Portfolio             --           --         --                    --
   Securities
Loan Participation                                       --         --                                        --
   Interests
Mortgage Dollar Rolls                                                                              --         --
Mortgage-Related and                          --         --                             --         --         --
   Other Asset-Backed
   Securities
Municipals                                               --                                        --         --
Options on Foreign
   Currencies
Options on Securities
Preferred Stock                  --                                            --      --
Real Estate Investment                                                                 --          --         --         --
   Trusts ("REITS")
Repurchase Agreements                        --          --         --
Restricted Securities                                    --         --                                        --         --
Reverse Repurchase                                       --         --
   Agreements
Securities Index Options

                                                Short
                            Mid Cap   S&P 500   Term    Small Cap   130/30  130/30     130/30        130/30      Asset
                          Opportunity  Index    Bond   Opportunity   Core   Growth  International  High Yield Allocation Retirement
                             Fund      Fund     Fund      Fund       Fund    Fund       Fund          Fund       Funds      Funds
                          ---------- --------- -------- ----------- -------  ------  -------------  ---------  ---------- ---------
Arbitrage                                                                                               --
Bank Obligations                        --        --                   --                               --         --        --
Borrowing
Brady Bonds
Commercial Paper             --         --        --        --                                          --         --        --
Common Stock                 --         --                  --         --      --        --
Convertible Securities       --                                                                         --
Credit Default Swaps                                                                                    --
Debt Securities                                   --                                                    --
Depositary Receipts                                                   --       --        --
Exchange Traded Funds                                                 --       --        --                        --        --
Floating and Variable                             --                                                    --
   Rate Securities
Floating Rate Loans                                                                                     --
Foreign Currency                                                                         --
   Transactions
Foreign Government and
   Supranational Entity
   Securities
Foreign Index-Linked                                                                     --
   Instruments
Foreign Securities           --                   --        --       --        --        --             --
Futures Transactions         --         --                  --
High Yield Securities                                                                                   --
    ("Junk Bonds")
Illiquid Securities                                                                      --             --
Lending of Portfolio         --                  --        --       --         --                                 --         --
   Securities
Loan Participation                                                                                      --
   Interests
Mortgage Dollar Rolls                            --
Mortgage-Related and                             --                                                     --
   Other Asset-Backed
   Securities
Municipals
Options on Foreign                                                                       --             --
   Currencies
Options on Securities
Preferred Stock                                           --
Real Estate Investment      --                                       --        --        --
   Trusts ("REITS")
Repurchase Agreements                                     --                                                      --         --
Restricted Securities                 --                                                                --        --         --
Reverse Repurchase
   Agreements                                                                                                     --         --
Securities Index Options

                                                                                                          Intermediate
                                All Cap                 Cash     Floating   Growth    Income     Indexed      Term        Large Cap
                                Growth    Balanced    Reserves     Rate     Equity    Manager      Bond       Bond      Opportunity
                                 Fund       Fund        Fund       Fund      Fund      Fund        Fund       Fund          Fund
                              ---------- -----------  ----------  --------  --------  ---------  --------  ------------ -----------
Securities of Other                                    --                                                                   --
   Investment Companies
Short Sales
Sources of Liquidity or
   Credit Support
Stripped Securities
Swap Agreements
Temporary Defensive                                   --
   Positions; Cash
   Equivalents
U.S. Government Securities                  --        --                                            --         --
Warrants                        --
When-Issued Securities                                --            --
Zero Coupon Bonds                                     --                                                                     --



                                                Short
                            Mid Cap   S&P 500   Term    Small Cap   130/30  13/30      130/30        130/30    Asset
                          Opportunity  Index    Bond   Opportunity   Core   Growth  International  High Yield Allocation Retirement
                             Fund      Fund     Fund      Fund       Fund    Fund       Fund          Fund       Funds      Funds
                          ---------- --------- -------- ----------- -------  ------  -------------  ---------  ---------- ---------
Securities of Other           --                          --           --      --        --                      --         --
   Investment Companies
Short Sales                                                            --      --        --             --
Sources of Liquidity or
   Credit Support
Stripped Securities
Swap Agreements                                                                          --             --
Temporary Defensive                                                    --      --        --             --       --         --
   Positions; Cash
   Equivalents
   Unfunded Loan
     Commitments                                                                                        --
U.S. Government Securities              --        --                                                    --
Warrants                                                               --      --        --
When-Issued Securities                            --
Zero Coupon Bonds                                 --                                                    --


SPECIAL CONSIDERATIONS FOR          MAINSTAY ALL CAP GROWTH FUND,
                                    MAINSTAY S&P 500 INDEX FUND,
                                    MAINSTAY MID CAP OPPORTUNITY FUND,
                                    MAINSTAY SMALL CAP OPPORTUNITY FUND,
                                    MAINSTAY INCOME MANAGER FUND,
                                    MAINSTAY BALANCED FUND AND
                                    MAINSTAY INDEXED BOND FUND

"Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R)Index", "S&P MidCap 400(R)Index" and "S&P SmallCap 600(R)Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, the Funds' Manager. S&P does not sponsor, endorse, sell or promote any of the Funds or represent the advisability of investing in any of the Funds.


      The MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund, MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, MainStay Income Manager Fund, MainStay Balanced Fund, MainStay Indexed Bond Fund and the other MainStay Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the S&P 500(R)Index, the S&P MidCap 400(R)Index or the S&P SmallCap 600(R)Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R)Index, the S&P MidCap 400(R)Index or the S&P SmallCap 600(R)Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the shareholders of the Funds into consideration in determining, composing or calculating the S&P 500(R)Index, the S&P MidCap 400(R)Index or the S&P SmallCap 600(R)Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds, or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.


      S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R)Index, S&P MidCap 400(R)Index, S&P SmallCap 600(R)Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, the shareholders of the Funds, or any other person or entity from the use of any S&P(R)Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R)Index, S&P MidCap 400(R)Index, S&P SmallCap 600(R)Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

      The inclusion of a security in an index in no way implies an opinion by the index's sponsors, S&P or Salomon Smith Barney as to the attractiveness of that security as an investment.

      The Funds that are managed as index funds (MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund) are not sponsored by or affiliated with the sponsors of their respective indices. The MainStay S&P 500 Index Fund is managed to parallel the performance of the S&P 500(R) Index. The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). Because of market value weighting, as of December 31, 2004, the 10 largest companies in the S&P 500(R) Index accounted for approximately 21% of the market capitalization of the entire S&P 500(R) Index. As of that date, the six largest weightings in the S&P 500(R) Index as a percentage of market capitalization accounted for approximately 15% of the market capitalization of the entire S&P 500(R) Index.

      In managing the MainStay S&P 500 Index Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500(R) Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500(R) Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay S&P 500 Index Fund's performance and that of the S&P 500(R) Index in both rising and falling markets. The correlation between the performance of the MainStay S&P 500 Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the MainStay S&P 500 Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index. The MainStay S&P 500 Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of shareholder redemptions, if any.

      The MainStay Income Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the Russell 1000(R) Index and The Lehman Brothers(R) Aggregate Bond Index.

      The S&P MidCap 400(R) Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value.

      The S&P SmallCap 600(R) Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value.

      The Morgan Stanley REIT(R) Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT(R) Index is calculated by Morgan Stanley and Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest.

      The Citigroup Board Investment Grade (BIG) Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

      - The stocks to be included in the index sample are selected according to the following procedures:

      - For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the BIG Index sample.

      - The same ratio is calculated for the entire market called "market alpha."

      - To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization (the "ILC"), the ILC is computed.

      - From an ordering of stocks according to their ILC, the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the BIG Index.

      The composition of the BIG Index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

      Stocks may be withdrawn from the BIG Index sample between two consecutive revisions in the case of:

      -     a delisting of the stock,

      -     suspensions from trading for more than 10 trading sessions, and

      - other events, which make it reasonably certain that the stock has lost liquidity and/or market value.

      In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.

FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY


        The investment restrictions applicable to the Company apply to each of the following Funds, except as noted below:


MainStay 130/30 Core Fund               MainStay Intermediate Term Bond Fund
MainStay 130/30 Growth Fund             MainStay Large Cap Opportunity Fund
MainStay 130/30 High Yield Fund         MainStay Moderate Allocation Fund
MainStay 130/30 International Fund      MainStay Moderate Growth Allocation Fund
MainStay All Cap Growth Fund            MainStay Retirement 2010 Fund
MainStay Cash Reserves Fund             MainStay Retirement 2020 Fund
MainStay Conservative Allocation Fund   MainStay Retirement 2030 Fund
MainStay Floating Rate Fund             MainStay Retirement 2040 Fund
MainStay Growth Allocation Fund         MainStay Retirement 2050 Fund
MainStay Growth Equity Fund             MainStay S&P 500 Index Fund
MainStay Income Manager Fund            MainStay Short Term Bond Fund
MainStay Indexed Bond Fund



       The investment restrictions of each Fund of the Company set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds' investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Board of Directors without the approval of shareholders.


      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

      Each of the Company's Funds, with the exception of the MainStay 130/30 Funds and MainStay Retirement Funds, may not:

      (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

            For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P, the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system approved by the Board;

      (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

      (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

      (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

      (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI,
            (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts;
            (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

      (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act;

        Each of the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund, MainStay 130/30 High Yield Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund:

      (1) Shall be a "diversified company," as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;


      (2) May borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;


      (3) May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies;
            (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii).



            For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.






      (4) May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

      (5) May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, form time to time;

      (6) May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

      (7) May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

      (8) May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

APPLICABLE TO THE TRUST


        The investment restrictions applicable to the Trust apply to each of the following Funds:



MainStay Mid Cap Opportunity Fund
MainStay Small Cap Opportunity Fund
MainStay Balanced Fund



      The investment restrictions of each Fund of the Trust set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or
(2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds' investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Board of Trustees without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #2 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.


      Each of the Trust's Funds may not:

      (1) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

      (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

      (3) act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration;

      (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

      (5) invest more than 25% of the value of its total assets in any one industry.

            For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P, GICS or any other reasonable industry classification system approved by the Board;

      (6) purchase or otherwise acquire interests in real estate (including, in the case of the MainStay Mid Cap Opportunity Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities;

      (7)   purchase or acquire commodities or commodity contracts;

      (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

      (9) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

      (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

      (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

      (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

      (13) participate on a joint, or a joint and several, basis in any securities trading account; or


      (14)  invest in companies for the purpose of exercising control.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

      In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below that are observed in the conduct of the affairs of the Company's Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

      Under these non-fundamental restrictions, each of the Company's Funds, except the MainStay Asset Allocation Funds and the MainStay Retirement Funds, may not:

            - acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on
                  Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition, the following non-fundamental investment restrictions apply:

            - The MainStay All Cap Growth Fund and MainStay S&P 500 Index Fund may not invest in floating and variable rate debt instruments.

            - The MainStay S&P 500 Index Fund may invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500(R) Index.

            - The MainStay Cash Reserves Fund may not invest in foreign securities denominated in foreign currencies.

            - The MainStay Cash Reserves Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

            - The MainStay Large Cap Opportunity Fund may not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

            - The MainStay Large Cap Opportunity Fund may not purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges.

            - The MainStay Intermediate Term Bond Fund may invest up to 10% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

            - The MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Income Manager Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more that 10% of the Fund's total assets.

            - Each of the Funds, except MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund, limits its investment in collateralized mortgage obligation residuals to less than 5% of its net assets.


      For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.

APPLICABLE TO THE TRUST

      In addition to the Trust's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below that are observed in the conduct of the affairs of the Trust's Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

      Under these non-fundamental restrictions, each of the Trust's Funds may not:

      (1) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

      (2) invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) of $1 billion or less, or the equivalent in other currencies. These limitations do no prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements discussed above under "Bank Obligations";

      (3) purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges;

      (4) invest in collateralized mortgage obligation residuals in excess of 5% of their net assets.

      The following non-fundamental investment restrictions also apply:

            - The MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund may not invest in mortgage pass-through securities.

            - The MainStay Balanced Fund may invest only up to 20% of its total assets in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

      Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Company and the Trust have each adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Company and Trust have each adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below.

            NAME OF FUND                                       NON-FUNDAMENTAL INVESTMENT POLICY
---------------------------------------------- --------------------------------------------------------------------------
MainStay Floating Rate Fund                    To invest, under normal circumstances, at least 80% of its assets in floating rate loans
MainStay Growth Equity Fund                    To invest, under normal circumstances, at least 80% of its assets equity securities
MainStay Intermediate Term Bond Fund           To invest, under normal circumstances, at least 80% of its assets in debt securities
MainStay Indexed Bond Fund                     To invest, under normal circumstances, at least 80% of its total assets in debt securities connoted by the designated index
                                               (currently the BIG Index)
MainStay Large Cap Opportunity Fund            To invest, under normal circumstances, at least 80% of its assets in securities of large capitalization U.S. companies
MainStay Mid Cap Opportunity                   Fund To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined in the current prospectus for the Fund
MainStay S&P 500 Index Fund                    To invest, under normal circumstances, at least 80% of its total assets in stocks connoted by the S&P 500(R) Index
MainStay Short Term Bond Fund                  To invest, under normal circumstances, at least 80% of its assets in debt securities
MainStay Small Cap Opportunity Fund            To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined in the current prospectus of the Fund
MainStay 130/30 High Yield Fund                To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's
                                               Subadvisor, to be of comparable quality



UNLESS OTHERWISE INDICATED ABOVE, EACH FUND, EXCLUDING THE MAINSTAY FUNDS OF FUNDS, MAY INVEST DIRECTLY OR INDIRECTLY IN THE FOLLOWING SECURITIES AND ENGAGE IN THESE PARTICULAR INVESTMENT PRACTICES OR TECHNIQUES. WHEN APPLICABLE, APPROPRIATE INVESTMENTS FOR THE MAINSTAY FUNDS OF FUNDS ARE NOTED:


      INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

      The Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.


      The MainStay Funds of Funds invest substantially all of their assets in the Underlying Funds. The MainStay Retirement Funds may also invest in unaffiliated Underlying Funds in order to gain exposure to asset classes not currently offered in the MainStay Group of Funds. By investing in the Underlying Funds, each of the MainStay Funds of Funds may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Funds. The Underlying Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the applicable Prospectus and SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the portfolio manager of an Underlying Fund may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times. The MainStay Fund of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below. A complete description of certain of the affiliated Underlying Funds not discussed herein and their attendant risks is contained in the current Prospectuses and SAIs, which are included in the registration statements (File Nos. 033-02610 and 811-04550 for The MainStay Funds; File Nos. 033-08865; and File Nos. 033-86006 and 811-08850 for ICAP Funds, Inc.) on file with the Securities and Exchange Commission and are incorporated into this document by reference. The Prospectuses and Statements of Additional Information of the affiliated Underlying Funds not discussed herein may be obtained free of charge by calling MainStay Investments toll-free at 1-800-624-6782.


ARBITRAGE

      A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

      A Fund, including the MainStay Funds of Funds, may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. Funds may invest in CDs, time deposits, and other short-term obligations issued by S&Ls.

      CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

      As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

      Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

      Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

      The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions". The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

      A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

      Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

      A Fund, including the MainStay Fund of Funds, may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, certain Funds may invest up to 5% of their total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

      Commercial paper represents short-term (nine months or less) unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES

      A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

      Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

      As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

      Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

      The Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

      Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

      A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

      Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

      Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

      Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

      The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

      A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities, they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

      ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

      COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

      PREFERRED STOCK. Preferred stock represents an equity ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

      To the extent a Fund, including a MainStay Funds of Funds, may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

      Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

      SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

      A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but is not limited to, the Fund's commitments to purchase securities on a firm commitment basis. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

      A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisor understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

      A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

      Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

      The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

      The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

      Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. The MainStay Cash Reserves Fund may invest in a floating rate debt instrument if there is a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the MainStay Cash Reserves Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.


FLOATING RATE LOANS

      Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

      A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

      A Fund may invest in a Floating Rate Loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

      A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a Floating Rate Loan's "par" value, which is its face value. From time to time, Lenders in the primary market will receive an up-front fee for committing to purchase a Floating Rate Loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a Floating Rate Loan, or purchases a participation interest in a Floating Rate Loan, it is said to be purchasing in the "secondary" market. Purchases of Floating Rate Loans in the secondary market may take place at, above, or below the par value of a Floating Rate Loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in Floating Rate Loans only through participation interests or assignments at certain times when reduced primary investment opportunities in Floating Rate Loans may exist.

      If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in Floating Rate Loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.


      Typically, Floating Rate Loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a Floating Rate Loan must comply with various restrictive covenants contained in any Floating Rate Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Floating Rate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Floating Rate Loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Floating Rate Loan.


      The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

      Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in Floating Rate Loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

      A Fund may seek to increase its return by trading in foreign currencies. To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

      Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's foreign currency transactions. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage for these transactions.


      Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.


      Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies and the relationship can be very unstable at times.. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

      A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

      A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

      At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

      When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.


      In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's forward contracts. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.


      The Manager and Subadvisor believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

      While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

      A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.


      The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.


      Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

      A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

      A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

      A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES


      A Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

      Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

      Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

      Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

      Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS


      A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management, income enhancement and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

      A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

      Each of the Company and the Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Company, Trust, nor any of the Funds, is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

      A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

      Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

      Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

      A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

      SECURITIES ON INDEX FUTURES. Stock index and bond index futures may be used for hedging, risk management, portfolio management and other investment or investment-related purposes. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

      Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

      CURRENCY FUTURES. A Fund may seek to hedge its foreign currency exchange rate risk by engaging in currency futures, options and "cross-hedge" currency transactions. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

      In cross-hedge transactions, a Fund holding securities denominated in one foreign currency will enter into a contract to buy or sell a different foreign currency (one that the Manager or Subadvisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Manager or Subadvisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

      A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

      Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

      OPTIONS ON FUTURES. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.


      Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

      The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

      The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

      LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.


      When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

      When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."


      RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.


      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

      ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES

      A Fund may invest in illiquid securities, if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (10% of the MainStay Cash Reserves Fund) to be invested in all such illiquid or not readily marketable assets.

      Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.

      Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS


      Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet their financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

      Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INVESTMENT COMPANIES

      A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Asset Allocation Funds and MainStay Retirement Funds and may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Asset Allocation Funds and MainStay Retirement Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

      A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust and the Company, on behalf of certain of the Funds, have entered into an agency agreement with State Street Bank & Trust Company, which act as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.


      As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.


      Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

      A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

      A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

      In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

      A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.


      When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.


      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

      Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

MORTGAGE DOLLAR ROLLS

      A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

      Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").


      Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment.


      The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

      Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the Government National Mortgage Association ("GNMA"), FHLMC, and Federal National Mortgage Association ("FNMA"), or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

      MORTGAGE PASS-THROUGH SECURITIES. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

      Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.


      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

      PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

      CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


      For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.


      An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

      The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

      FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      OTHER MORTGAGE RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      The Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Certain of the Funds limit their investment in CMO residuals to less than 5% of their net assets.

      Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

      CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

      STRIPPED MORTGAGE BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


      RISKS ASSOCIATED WITH MORTGAGE BACKED SECURITIES. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

      Investment in mortgage-backed securities poses several risks, including prepayment, extension, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of pre-payment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.


To the extent that mortgages underlying a mortgage-related security are so called "subprime mortgages" (i.e. mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious deliquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching concequences into various aspects of the financial sector, and consequectly, the value of a Fund may decline in response to such developments.



      OTHER ASSET BACKED SECURITIES. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.


      An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      If consistent with a Fund's investment objective and policies, and in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

      MUNICIPAL SECURITIES. A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.


      Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax Municipal bonds.

      Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

      Some Municipal bonds may be issued as variable or floating rate securities and may incorporate market-depended liquidity features. Some longer-term Municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal bonds.

      Some Municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

      Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

      Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.


      Prices and yields on Municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

      Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

      - Revenue Anticipation Notes, which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

      - Bond Anticipation Notes, which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

      - Construction Loan Notes, which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

      - Project Notes, which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

      - Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

      An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

      Municipal securities are subject to credit risk. Information about the financial condition of an issuer of Municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's Municipal securities in the same manner.

      Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

      Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board.


      There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

      The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees/Directors. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.


      On November 5, 2007, the United States Supreme Court heard an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky's statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by a Fund, and therefore of the Fund's shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of fund distributions and upon the market for municipal securities.



OPTIONS ON FOREIGN CURRENCIES



      To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.


      Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

      A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

      A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held
(1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

      Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

      A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


      Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.


OPTIONS ON SECURITIES

      A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

      The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

      WRITING CALL OPTIONS. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

      A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

      During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

      A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.


      A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


      Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

      WRITING PUT OPTIONS. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

      The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

      A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

      If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

      In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.


      PURCHASING OPTIONS. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


      The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

      In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

      The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

      MARRIED PUTS. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

      Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

      SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

      A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

      The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.


OPTIONS ON SECURITIES INDICES

      A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

      A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

      A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

      A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

      REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average.


      Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

      In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

      A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

      A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.


      The Trustees/Directors have delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Funds' use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the

Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing, among other things, the sufficiency of the collateral.


      For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

      Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees/Directors). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

      The Trustees/Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees/Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Trustees/Directors.

      The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid. These factors may include:

      (i) The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

      (ii) The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

      (iii) Dealer undertaking to make a market in the 144A security; and

      (iv) The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

      To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

      To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor may consider the following:

      (a) The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

      (b)   The 4(2) commercial paper is rated:

            (i) In one of the two highest rating categories by at least two NRSROs; or

            (ii) If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

            (iii) If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and


      (c) There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

      A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

      Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

      The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

      If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

      Securities rated lower than Baa by Moody's or lower than BBB by S&P, or unrated securities determined to be of comparable quality (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

      Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

      The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

      Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


      If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

      Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

      In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

SHORT SALES

      Certain Funds may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

      Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

      There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.


      In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

      Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

STRIPPED SECURITIES

      Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

      Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

      A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

      A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.


      Additionally, certain Funds may enter into equity swap transactions or credit default swap transactions consistent with their investment objective and policies. These Funds may use equity swaps to establish long and short equity positions without owning or taking physical custody of securities, and may use them as a substitute for the purchase or sale of portfolio securities in the cash market.


      Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

      Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

      Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

      Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

      Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 15% of the Fund's total assets.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


      Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and NYLIM believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

      A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

      Equity swaps are derivatives and their value can be very volatile. To the extent that NYLIM does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

      Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

      CREDIT DEFAULT SWAPS. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value")) of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

      When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.


      In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

      In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.

      In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

UNFUNDED LOAN COMMITMENTS

      The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

      Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

      Unfunded loan commitments expose lenders to credit risk -- the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.


      Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitment and will designate which assets are being so maintained on its books and records. The Funds will make appropriate changes to the liquid assets designated on a daily basis to reflect changes in the value of the liquid assets designated or the amount of the unfunded commitment.


      The Fund records an investment when the borrower draws down the money and records interest as earned.

U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

      While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

      U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

WARRANTS

      To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

      Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.


      When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.


      The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but is not limited to, the Fund's commitments to purchase securities on a when-issued commitment. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

      The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                         TRUSTEES/DIRECTORS AND OFFICERS

      The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one year periods with the approval of the Board's Nominating and Governance Committee, except that no Board Member shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                                  BOARD MEMBERS

                             INTERESTED BOARD MEMBER


                              TERM OF OFFICE,
                              POSITION(S) WITH                                          NUMBER OF FUNDS
                               THE FUNDS AND                PRINCIPAL                      IN FUND
          NAME AND              LENGTH OF                   OCCUPATION(S)               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
        DATE OF BIRTH            SERVICE                DURING PAST 5 YEARS             BY BOARD MEMBER      HELD BY BOARD MEMBER
----------------------   ---------------------      --------------------------         -----------------  ------------------------
BRIAN A. MURDOCK*        Indefinite; Director       Member of the Board of                   74           Director, MainStay VP
3/14/56                  and Trustee since          Managers and President (since                         Series Fund, Inc., since
                         June 2007 and Chief        2004) and Chief Executive                             2006 (24 portfolios);
                         Executive Officer          Officer (since 2006), NYLIM                           Director, ICAP Funds, Inc.
                         since 2006                 and New York Life Investment                          since 2006 (3 funds);
                                                    Management Holdings LLC;                              Trustee, The MainStay
                                                    Senior Vice President, New                            Funds since 2006
                                                    York Life Insurance Company                           (21 funds)
                                                    (since 2004); Chairman of the
                                                    Board and Chief Executive
                                                    Officer, NYLIFE Distributors
                                                    LLC (since 2004); Chairman of
                                                    the Board, Madison Capital
                                                    Funding LLC, NYLCAP Manager
                                                    LLC, Institutional Capital
                                                    LLC and McMorgan and Company
                                                    LLC (since 2008), MacKay
                                                    Shields LLC (since 2006);
                                                    Chairman (2006-2007), Trustee
                                                    and Chief Executive Officer
                                                    (since 2006), The MainStay
                                                    Funds; Chairman (2006 to
                                                    2007) and Director and Chief
                                                    Executive Officer (since
                                                    2006), MainStay VP Series
                                                    Fund, Inc.; Director and
                                                    Chief Executive Officer, ICAP
                                                    Funds, Inc. (since 2006);
                                                    Chief Investment Officer,
                                                    MLIM Europe and Asia (2001 to
                                                    2003); President of Merrill
                                                    Japan and Chairman of MLIM's
                                                    Pacific Region (1999 to 2001)


* Mr. Murdock is considered to be an "interested person" of the Company and Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past 5 Years."



                            INDEPENDENT BOARD MEMBERS


PETER MEENAN             Indefinite; Director       Independent Consultant;                  74
12/5/41                  and Trustee since          President and Chief Executive                         Director, ICAP Funds,
                         2002                       Officer, Babson - United,                             Inc., since June 2007 (3
                                                    Inc. (financial services                              funds); Trustee, The
                                                    firm) (2000 to 2004);                                 MainStay Funds, since June
                                                    Independent Consultant (1999                          2007 (21 funds); Director,
                                                    to 2000); Head of Global                              MainStay VP Series Fund,
                                                    Funds, Citicorp (1995 to 1999)                        Inc., since June 2007 (24
                                                                                                          portfolios)
ALAN R. LATSHAW          Indefinite;                Retired; Partner, Ernst &                74
3/27/51                  Director, Trustee          Young LLP (2002 to 2003);                             Director, ICAP Funds,
                         and Audit Committee        Partner, Arthur Andersen LLP                          Inc., since June 2007 (3
                         Financial Expert           (1976 to 2002); Consultant to                         funds); Trustee, The
                         since June 2007            the MainStay Funds Audit and                          MainStay Funds, since 2006
                                                    Compliance Committee (2004 to                         (21 funds); Director,
                                                    2006)                                                 MainStay VP Series Fund,
                                                                                                          Inc., since June 2007 (24
                                                                                                          portfolios); Trustee,
                                                                                                          State Farm Associates
                                                                                                          Funds Trusts, since 2005
                                                                                                          (3 portfolios); Trustee,
                                                                                                          State Farm Mutual Fund
                                                                                                          Trust since 2005, (15
                                                                                                          portfolios); Trustee,
                                                                                                          State Farm Variable
                                                                                                          Product Trust since 2005
                                                                                                          (9 portfolios)

RICHARD H. NOLAN,        Indefinite; Director       Managing Director, ICC                   74           Director, ICAP Funds,
JR. 11/16/46             and Trustee since          Capital Management; President                         Inc., since June 2007 (3
                         June 2007                  - Shields/Alliance, Alliance                          funds); Trustee, The
                                                    Capital Management (1994 to                           MainStay Funds, since June
                                                    2004)                                                 2007 (21 funds); Director,
                                                                                                           MainStay VP Series Fund,
                                                                                                          Inc., since 2006 (24
                                                                                                          portfolios)

SUSAN B. KERLEY          Indefinite; Chairman       Partner, Strategic Management            74           Chairman and Director,
8/12/51                  since 2005, Director       Advisors LLC (since 1990)                             ICAP Funds, Inc., since
                         since 1990 and                                                                   2006 (3 funds); Chairman
                         Trustee since 2000                                                               and Trustee, The MainStay
                                                                                                          Funds, since June 2007 (21
                                                                                                          funds); Chairman and
                                                                                                          Director, MainStay VP
                                                                                                          Series Fund, Inc., since
                                                                                                          June 2007 (24 portfolios);
                                                                                                          Trustee, Legg Mason
                                                                                                          Partners Funds, Inc.,
                                                                                                          since 1991 (30 portfolios)

RICHARD S.               Indefinite; Director       Chairman (since 1990) and                74           Director, ICAP Funds,
TRUTANIC                 and Trustee since          Chief Executive Office (1990                          Inc., since June 2007 (3
2/13/52                  June 2007                  to 1999), Somerset Group                              funds); Trustee, The
                                                    (financial advisory firm);                            MainStay Funds, since 1994
                                                    Managing Director and                                 (21 funds); Director,
                                                    Advisor, The Carlyle Group                            MainStay VP Series Fund,
                                                    (private investment firm)                             Inc., since June 2007 (24
                                                    (2002 to 2004); Senior                                portfolios)
                                                    Managing Director and
                                                    Partner, Groupe Arnault S.A.
                                                    (private investment firm)
                                                    (1999 to 2002)

ROMAN L. WEIL            Indefinite;                V. Duane Rath Professor of               74           Director, ICAP Funds,
5/22/40                  Director, Trustee,         Accounting, Graduate School                           Inc., since June 2007 (3
                         and Audit Committee        of Business, University of                            funds); Trustee, The
                         Financial expert           Chicago; President, Roman L.                          MainStay Funds since June
                         since June 2007            Weil Associates, Inc.                                 2007 (21 funds); Director,
                                                    (consulting firm)                                     MainStay VP Series Fund,
                                                                                                          Inc., since 1994 (24
                                                                                                          portfolios)

JOHN A. WEISSER          Indefinite; Director       Retired. Managing Director of            74           Director, ICAP Funds,
10/22/41                 and Trustee since          Salomon Brothers, Inc. (1971                          Inc., since June 2007 (3
                         June 2007                   to 1995)                                             funds); Trustee, The
                                                                                                          MainStay Funds, since June
                                                                                                          2007 (21 funds); Director,
                                                                                                          MainStay VP Series Fund,
                                                                                                          Inc., since 1997 (24
                                                                                                          portfolios); Trustee,
                                                                                                          Direxion Funds, (71
                                                                                                          portfolios) and Direxion
                                                                                                          Insurance Trust (45
                                                                                                          portfolios) since March
                                                                                                          2007

                                    OFFICERS*



                                     POSITION(S) HELD WITH                                   PRINCIPAL
           NAME AND                   FUNDS AND LENGTH OF                                   OCCUPATION(S)
        DATE OF BIRTH                       SERVICE                                      DURING PAST 5 YEARS
------------------------------     -------------------------         --------------------------------------------------------------
JACK R. BENINTENDE                                                   Managing Director, New York Life Investment Management LLC
5/12/64                                                              (since June 2007); Treasurer and Principal Financial and
                                   Treasurer and Principal           Accounting Officer, The MainStay Funds, MainStay VP Series
                                   Financial and Accounting          Fund, Inc., ICAP Funds, Inc. (since June 2007); Vice President,
                                   Officer since June 2007           Prudential Investments (2000 to 2007); Assistant Treasurer,
                                                                     JennisonDryden Family of Funds, Target Portfolio Trust, The
                                                                     Prudential Series Fund and American Skandia Trust (2006 to
                                                                     2007); Treasurer and Principal Financial Officer, The Greater
                                                                     China Fund (2007)

STEPHEN P. FISHER                  President since March             Senior Managing Director and Chief Marketing Officer, New York
2/22/59                            2007                              Life Investment Management LLC (since 2005); President and
                                                                     Chief Executive Officer, NYLIFE Distributors LLC (since 2008);
                                                                     Chairman of the Board, NYLIM Service Company (since 2008);
                                                                     Managing Director - Retail Marketing, New York Life Investment
                                                                     Management LLC (2003 to 2005); President, The MainStay Funds,
                                                                     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since March
                                                                     2007); Managing Director, UBS Global Asset Management (1999 to
                                                                     2003)

SCOTT T. HARRINGTON                Vice President -- Administration  Director, New York Life Investment Management LLC (since 2000)
2/8/59                             since 2005                        (including predecessor advisory organizations); Executive Vice
                                                                     President, New York Life Trust Company and New York Life Trust
                                                                     Company, FSB (since 2006); Vice President--Administration,
                                                                     MainStay VP Series Fund, Inc., and The MainStay Funds (since
                                                                     2005) and ICAP Funds, Inc. (since 2006)

ALISON H. MICUCCI                  Senior Vice President and         Senior Managing Director and Chief Compliance Officer (since
12/16/65                           Chief Compliance Officer          2006) and Managing Director and Chief Compliance Officer (2003
                                   since 2006                        to 2006), New York Life Investment Management LLC and New York
                                                                     Life Investment Management Holdings LLC; Senior Managing
                                                                     Director, Compliance (since 2006) and Managing Director,
                                                                     Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief
                                                                     Compliance Officer, NYLCAP Manager LLC; Senior Vice President
                                                                     and Chief Compliance Officer, The MainStay Funds and MainStay
                                                                     VP Series Fund, Inc. (since 2006), and ICAP Funds, Inc. (since
                                                                     2006); Vice President--Compliance, The MainStay Funds and
                                                                     MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                                                     Compliance Officer, New York Life Investment Management LLC
                                                                     (2002 to 2003); Vice President and Compliance Officer, Goldman
                                                                     Sachs Asset Management (1999 to 2002)

MARGUERITE E.H. MORRISON           Chief Legal Officer since         Managing Director and Associate General Counsel, New York Life
3/26/56                            January 2008 and Secretary        Investment Management LLC (since 2004); Managing Director and
                                   since 2004                        Secretary, NYLIFE Distributors LLC (Since 2004); Secretary
                                                                     NYLIM Service Company (since 2008); Assistant Secretary New
                                                                     York Life Investment Management Holdings LLC (since 2008);
                                                                     Chief Legal Officer (since January 2008) and Secretary, The
                                                                     MainStay Funds and MainStay VP Series Fund, Inc. (since 2004)
                                                                     and ICAP Funds, Inc. (since 2006); Chief Legal Officer --
                                                                     Mutual Funds and Vice President and Corporate Counsel, The
                                                                     Prudential Insurance Company of America (2000 to 2004)

* The officers listed are considered to be "interested persons" of the Company and Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."



      Officers are elected annually by the Board to serve a one year term.



      The Board oversees the Funds and the Manager. Effective June 7, 2007, the committees of the Board include the Audit Committee, the Contracts Committee, the Nominating and Governance Committee, the Valuation Committee and the Investment Committee. The Board has also established a Valuation Subcommittee, which includes members who are not Board Members.



      Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan
R. Latshaw (Chairman), Susan B. Kerley, and Roman L. Weil. There were four Audit Committee meetings held during the fiscal year ended October 31, 2007.



      Contracts Committee. The purpose of the Contracts Committee, which meets on an as needed basis, is to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. There were four Contracts Committee meetings held during the fiscal year ended October 31, 2007.



      Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and
(c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan
B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. There was one Nominating and Governance Committee meetings held during the fiscal year ended October 31, 2007, although there was one meeting during that period of the Nominating Committee, the predecessor committee to the Nominating and Governance Committee.


      The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

      Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

      Investment Committee. The purposes of the Investment Committee, which meets on an as needed basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. There was one Investment Committee meetings held during the fiscal year ended October 31, 2007.



      The Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack Benintende (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Marguerite E. H. Morrison, Alison Miccuci and Jae Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended October 31, 2007.



      The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Alison Miccuci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack Benintende, Gary Wendlandt and William Cheng. There were 20 Subcommittee meetings held during the fiscal year ended October 31, 2007.


As of December 31, 2007, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust was as follows:


INTERESTED BOARD MEMBER OF THE COMPANY AND THE TRUST


                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                           DOLLAR RANGE OF EQUITY SECURITIES IN THE           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
BOARD MEMBER                         COMPANY AND TRUST                         BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
---------------------    ---------------------------------------------        -----------------------------------------------
Brian A. Murdock                         None                                               Over $100,000


INDEPENDENT BOARD MEMBERS OF THE COMPANY AND THE TRUST


                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                              DOLLAR RANGE OF EQUITY SECURITIES IN THE        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
BOARD MEMBER                              COMPANY AND TRUST                    BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
---------------------    ---------------------------------------------        -----------------------------------------------
Peter Meenan                          All Cap Growth Fund                                    Over $100,000
Susan B. Kerley               Cash Reserves Fund - Over $100,000                             Over $100,000
                            Foating Rate Fund - $10, 001 - $50,000
                           Moderate Allocation Fund - Over $100,000

Alan R. Latshaw                              None                                          $10,001 - $50,000
Richard H. Nolan, Jr.                        None                                                None
Richard S. Trutanic                          None                                            $1 - $10,000
Roman L. Weil                                None                                          $10,001 - $50,000
John A. Weisser                              None                                         $50,001 - $100,000


      As of December 31, 2007, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company or the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company or the Trust as follows:

                            INDEPENDENT BOARD MEMBERS



                               NAME OF OWNERS AND                                           PERCENT
                                  RELATIONSHIP                    TITLE OF     VALUE OF       OF
     NAME OF BOARD MEMBER        TO BOARD MEMBER        COMPANY     CLASS     SECURITIES     CLASS
----------------------------   ------------------       -------   --------    ----------    -------
Peter Meenan                          None                --         --         --            --
Susan B. Kerley                       None                --         --         --            --
Alan R. Latshaw                       None                --         --         --            --
Richard H. Nolan, Jr.                 None                --         --         --            --
Richard S. Trutanic                   None                --         --         --            --
Roman L. Weil                         None                --         --         --            --
John A. Weisser                       None                --         --         --            --


COMPENSATION

      The following Compensation Table reflects the compensation received by certain Board Members and/or officers, for the fiscal period ended October 31, 2007, from the Company. Effective June 7, 2007, the Independent Board Members receive from the Fund Complex (defined below) an annual retainer of $100,000, a fee of $15,000 for each Board meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees receive an annual fee of $15,000. To compensate the Independent Board Members for additional service to the Funds and other funds in the Fund Complex overseen by each Board Member in connection with the consolidation of the membership of the Boards of Trustees/Directors of the Company, Trust, The MainStay Funds, MainStay VP Series Funds, Inc., and ICAP Funds, Inc. (collectively, the "Fund Complex"), the Board Members received a fee of $30,000 paid prior to the fiscal period ending October 31, 2007. The Company and Trust paid their pro rata share of the above-referenced fees based on the net assets of the Company, Trust and other funds in the Fund Complex for which the Board Members serve as Directors or Trustees as of the end of the fiscal year. Prior to June 7, 2007, the Board Members were compensated under a different compensation structure. Board Members who are affiliated with NYLIM do not receive compensation from the Funds.

    COMPENSATION TABLE FOR THE INDEPENDENT BOARD MEMBERS OF THE COMPANY AND
                                   THE TRUST


                                                                                                                  TOTAL
                                                                         PENSION OR                            COMPENSATION
                                                                         RETIREMENT                                FROM
                                                                          BENEFITS          ESTIMATED       COMPANY, TRUST AND
                                  AGGREGATE            AGGREGATE         ACCRUED AS          ANNUAL            FUND COMPLEX
                                COMPENSATION         COMPENSATION          PART OF        BENEFITS UPON          PAID TO
        BOARD MEMBER          FROM THE COMPANY      FROM THE TRUST      FUND EXPENSES      RETIREMENT          BOARD MEMBER
------------------------      -----------------     --------------      -------------     -------------     ------------------
Lawrence Glacken(1)               25,463               14,428                                                     54,483
Susan B. Kerley                   48,021               26,349                                                    187,414
Alan R. Latshaw(2)                16,973                8,483                                                    168,705
Peter Meenan                      47,115               25,562                                                    168,986
Robert P. Mulhearn(1)             25,689               14,561                                                     54,841
Richard H. Nolan, Jr.(3)          14,702                7,435                                                    163,295
Richard S. Trutanic(2)            16,248                8,108                                                    152,848
Roman L. Weil(3)                  13,978                7,069                                                    156,035
John A. Weisser(3)                14,702                7,435                                                    172,957


1    Messrs. Glacken and Mulhearn resigned from the Board effective June 7,
     2007.

2 Messrs. Latshaw and Trutanic were appointed as Board Members effective June 7, 2007. Prior to June 7, 2007, they served as Trustees to The MainStay Funds, which is part of the Fund Complex.

3 Messrs. Nolan, Weil and Weisser were appointed as Board Members effective June 7, 2007. Prior to June 7, 2007, they served as Directors to MainStay VP Series Fund, Inc., which is part of the Fund Complex.

     The Funds have agreed to reimburse NYLIM for a portion of the compensation of the Funds' Chief Compliance Officer.

      As of January 31, 2008, the Board Members and officers of the Company and Trust as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company and Trust.


CODE OF ETHICS

      The Company, Trust, Manager, Subadvisor, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

      Pursuant to Amended and Restated Management Agreements entered into by the Company as of September 28, 2005, and a Management Agreement entered into by the Company as of December 7, 2007 (and Notice of Fee Waiver with respect to the MainStay Retirement Fund, as of June 18, 2007), and by the Trust as of December 12, 2000 (and Notice of Fee Waiver with respect to the MainStay Balanced Fund as of May 15, 2005), as amended, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly owned subsidiary of New York Life.

      The Board Members, including the Independent Board Members, initially approved a Management Agreement for all series of the Company (except the MainStay Floating Rate Fund, MainStay Large Cap Opportunity Fund and MainStay Growth Equity Fund) and each series of the Trust at in-person meetings held on September 9, 1997 and October 20, 2000, respectively. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Floating Rate Fund at an in-person meeting held on March 31, 2004. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Large Cap Opportunity Fund in a meeting held on June 29, 2005. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Growth Equity Fund in a meeting held on September 28, 2005. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Retirement Funds and the MainStay 130/30 Core Fund, the MainStay 130/30 Growth Fund, and the MainStay 130/30 International Fund at a meeting held June 7, 2007. The Board of Directors initially approved the Management Agreement for the MainStay 130/30 High Yield Fund at a meeting held on December 6-7, 2007. The Management Agreements, as amended, remain in effect for two years following their initial effective date, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company and the Trust (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Trust or the Manager.

      On October 19, 2000, the Directors of the Company (i) approved a Substitution Agreement, which substituted NYLIM for MainStay Management LLC as Manager to the Company's Funds, and (ii) terminated NYLIM and Monitor Capital Advisors LLC ("Monitor") as Subadvisors to certain Funds of the Company, effective on January 2, 2001.

      From the inception of the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund until December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities of Towneley relating to the provision of investment advisory services to certain institutional and private accounts and to these Funds, to New York Life Investment Management Holdings LLC (the "Transaction"). As a result of the Transaction, NYLIM replaced Towneley as the investment adviser to the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of these Funds.

      The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

      Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.


      Except for the expenses to be paid by the Manager as described in the Prospectus, the Company or Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors/Trustees who are not affiliated with the Manager or Subadvisor; (3) certain fees and expenses of the Company's/Trust's custodian and transfer agent; (4) the charges and expenses of the Company/Trust's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Company/Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Company/Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Company/Trust and of its shares with the SEC and registering the Company/Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company/Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors'/Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and
(13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.





With respect to certain Funds, the Manager has entered into a written expense limitation agreement under which it agreed (and indefinitely for the MainStay Asset Allocation Funds, MainStay 130/30 Funds, and MainStay Retirement Funds, subject to termination by the Funds' Board) to waive a portion of each Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary operating expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) on an annualized basis exceed a certain percentage on a per class basis, as specified in the Funds' prospectus, from time to time. These expense limitations may be modified or terminated only with the approval of the Fund's Board. The Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.


      For its services, each Fund pays the Manager a monthly fee, which is based on each Fund's average net assets. (See the Prospectus under the heading "Know With Whom You're Investing".)

      For the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005, the amount of the management fee paid by the Funds* to NYLIM was as follows:

                                                  FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                  OCTOBER 31, 2007       OCTOBER 31, 2006      OCTOBER 31, 2005
                                                  -----------------     -----------------     -----------------
MainStay All Cap Growth Fund                              2,704,301           $ 2,866,523           $ 2,471,271
MainStay All Cap Value Fund                               1,013,762             1,224,227             1,201,853
MainStay Income Manager Fund                              2,577,564             2,312,543             2,239,424
MainStay Conservative Allocation Fund (3)                         0                     0                     0
MainStay Balanced Fund                                   10,115,287             9,129,452             6,023,561
MainStay Cash Reserves Fund                               2,775,056             2,408,421             2,401,986
MainStay Floating Rate Fund                               6,577,466             5,269,162             3,542,818
MainStay Growth Allocation Funds (3)                              0                     0                     0
MainStay Growth Equity Fund (1)                             347,732                94,732                   N/A
MainStay Indexed Bond Fund                                1,520,720             1,222,747             1,466,215
MainStay Intermediate Term Bond Fund                        876,978               817,397               993,065
MainStay Large Cap Opportunity Fund (2)                      37,679                46,218                 7,709
MainStay Mid Cap Opportunity Fund                         1,314,997             1,229,468               687,213
MainStay Moderate Allocation Fund (3)                             0                     0                     0
MainStay Moderate Growth Allocation Fund (3)                      0                     0                     0
MainStay Retirement 2010 Fund (4)                               217                   N/A                   N/A
MainStay Retirement 2020 Fund (4)                               190                   N/A                   N/A
MainStay Retirement 2030 Fund (4)                               188                   N/A                   N/A
MainStay Retirement 2040 Fund (4)                               170                   N/A                   N/A
MainStay Retirement 2050 Fund (4)                               171                   N/A                   N/A
MainStay Short Term Bond Fund                               482,989               512,748               575,808
MainStay Small Cap Opportunity Fund                      14,015,199            11,565,305             4,014,003
MainStay S&P 500 Index Fund                               4,135,516             3,852,919             5,494,727
MainStay 130/30 Core Fund (5)                                80,945                   N/A                   N/A
MainStay 130/30 Growth  Fund (5)                             38,356                   N/A                   N/A
MainStay 130/30 International Fund (6)                       10,943                   N/A                   N/A


* The MainStay 130/30 High Yield Fund commenced operations on December 14, 2007. Therefore, no information is available for the time periods shown.

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

(3) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.

(4) The MainStay Retirement Funds commenced investment operations on June 18, 2007.


(5) The MainStay 130/30 Core and Growth Funds commenced investment operations on June 29, 2007.



(6) The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.


      Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager, the Trust and the Company have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees/Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to a subadvisor, would be paid out of the management fee paid to the Manager and would not be additional expenses of a Fund. Only the shareholders of the MainStay 130/30 Funds and MainStay Retirement Funds have approved the arrangement.


      Conditions to exemptive relief include: (i) the Funds will make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Funds will be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board of Directors will be required to determine that any change in Subadvisor is in the best interests of the Fund; (iv) no Trustee/Director or Officer of the Funds will be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager will not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the Trust or the Company within the meaning of the 1940 Act and the nomination of new or additional Trustees/Directors that are not "interested persons" will be at the discretion of the then existing Trustees/Directors that are not "interested persons".


      In connection with the expense limitations or fee waivers, NYLIM assumed the following expenses for the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005:


                                                    FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
                                                       ENDED                  ENDED                 ENDED
                                                  OCTOBER 31, 2007      OCTOBER 31, 2006      OCTOBER 31, 2005
                                                  ----------------      -----------------     ----------------
MainStay All Cap Growth Fund                             $  33,169            $   126,077            $ 123,402
MainStay Conservative Allocation Fund (3)                      860                 36,386               64,895
MainStay Income Manager Fund                               306,648                362,231              288,200
MainStay Balanced Fund                                     274,906                 17,532                2,296
MainStay Cash Reserves Fund                                440,812                193,963              431,544
MainStay Floating Rate Fund                                    N/A                    N/A                  N/A
MainStay Growth Allocation Fund (3)                         87,980                 16,114               67,081
MainStay Growth Equity Fund (1)                                213                 61,625                  N/A
MainStay Indexed Bond Fund                                 443,798                123,157              528,248
MainStay Intermediate Term Bond Fund                        98,593                999,825              230,222
MainStay Large Cap Opportunity Fund (2)                     68,744                123,987               23,523
MainStay Mid Cap Opportunity Fund                          392,067                398,710              206,679
MainStay Moderate Allocation Fund (3)                            0                      0               54,074
MainStay Moderate Growth Allocation Fund (3)                64,415                      0               56,268
MainStay Retirement 2010 Fund (4)                           66,707                    N/A                  N/A
MainStay Retirement 2020 Fund (4)                           66,825                    N/A                  N/A
MainStay Retirement 2030 Fund (4)                           66,718                    N/A                  N/A
MainStay Retirement 2040 Fund (4)                           66,661                    N/A                  N/A
MainStay Retirement 2050 Fund (4)                           66,822                    N/A                  N/A
MainStay Short Term Bond Fund                              144,533                161,173              171,076
MainStay Small Cap Opportunity Fund                      1,305,029                    N/A                  N/A
MainStay S&P 500 Index Fund                              2,331,037                348,562            2,020,606
MainStay 130/30 Core Fund (5)                               59,640                    N/A                  N/A
MainStay 130/30 Growth  Fund (5)                            63,866                    N/A                  N/A
MainStay 130/30 International Fund (6)                      47,667                    N/A                  N/A


(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

(3) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.

(4) The MainStay Retirement Funds commenced investment operations on June 18, 2007.


(5) The MainStay 130/30 Core and Growth Funds commenced investment operations on June 29, 2007.



(6) The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.


      Effective July 7, 2005 State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.

SUB-ADVISORY AGREEMENT


      Pursuant to the Sub-Advisory Agreements between the Manager and the Subadvisor, regarding the MainStay Intermediate Term Bond Fund, MainStay All Cap Growth Fund, MainStay Short Term Bond Fund and MainStay 130/30 High Yield Fund, and subject to the supervision of the Board and the Manager in conformity with the stated policies of these Funds, the Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for its services, the Manager, and not the Funds, pays the Subadvisor a monthly fee calculated on the basis of each of the following Fund's average daily net assets at the following annual rates:


                    FUND                  PERCENTAGE OF AVERAGE DAILY NET ASSETS
-------------------------------------     --------------------------------------
MainStay All Cap Growth Fund                             0.25%
MainStay 130/30 High Yield Fund                          0.40%
MainStay Intermediate Term Bond Fund                     0.20%
MainStay Short Term Bond Fund                            0.15%


      The Directors, including the Independent Directors, initially approved the Sub-Advisory Agreements at in-person meetings held September 9, 1997 and December 5, 2000. The Sub-Advisory Agreement for MainStay 130/30 High Yield Fund was approved by the Board at the meeting on December 6-7, 2007. The Sub-Advisory Agreements remain in effect for two years following their respective effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of these Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940
Act) of the Company, the Manager, or the Subadvisor. Prior to January 2, 2001, the Company's Funds were managed by MainStay Management LLC; the MainStay Indexed Bond Fund, the MainStay S&P 500 Index Fund and the MainStay Income Manager Fund were sub-advised by Monitor; and the MainStay Cash Reserves Fund was sub-advised by NYLIM. On January 2, 2001, NYLIM replaced MainStay Management LLC as Manager pursuant to a substitution agreement and these Funds since that date have been advised by NYLIM directly, without a Subadvisor.

      The Subadvisor has authorized all of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company or Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

      The Sub-Advisory Agreements provide that the Subadvisor shall not be liable to a Fund for any error of judgment by the Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

      For the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005, the amount of the Sub-Advisory fees paid by NYLIM to MacKay Shields for the applicable Funds was as follows:


                                             FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                ENDED               ENDED              ENDED
                    FUND*                 OCTOBER 31, 2007    OCTOBER 31, 2006   OCTOBER 31, 2005
------------------------------------      ----------------    ----------------   ----------------
MainStay All Cap Growth Fund                $  795,383          $    843,095        $   726,824
MainStay Intermediate Term Bond Fund           292,325               272,465            290,319
MainStay Short Term Bond Fund                  120,747               128,187            143,952

DISTRIBUTION AGREEMENT

      NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994, as amended. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities currently sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's or Trust's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

      The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the Company and/or Trust. The Distribution Agreement will terminate in the event of its assignment.

      The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement for the Funds was most recently approved by the Board, including a majority of the Independent Board Members at a meeting held on March 29, 2006.

DISTRIBUTION PLANS

      The Board has adopted with respect to each of the Funds separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares of each Fund (the "Investor Class Plans," the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," collectively, the "12b-1 Plans"). Only certain Funds currently offer Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares. The Board has also adopted a 12b-1 Plan with respect to the Cash Reserves Fund only. Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Investor Class, Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Investor Class or Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

      The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

      In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

      If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees/Directors or shareholders.

      12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

      Under the Investor Class Plans, Class A Plans and Sweep Shares Plan, each of these classes of shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's respective class of shares for distribution or service activities, as designated by the Distributor.


      Under the Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plans, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

      Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

      Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

      Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.

      Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company and the Trust for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board's quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.


      Pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).


      Investor Class shares were first offered to the public on February 28, 2008, and therefore are not reflected in the tables below. The MainStay 130/30 High Yield Fund was first offered on December 14, 2007, and therefore is not reflected in the table below.The Class A, Class B, Class C and Class R2 shares of the Funds were first offered on January 1, 2004. The Class R3 shares of the MainStay Balanced Fund and MainStay Mid Cap Opportunity Fund were first offered on April 28, 2006.

      For the fiscal year ended October 31, 2007, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

FISCAL YEAR ENDED 10/31/07



                                             AMOUNT OF FEE    AMOUNT OF FEE     AMOUNT OF FEE    AMOUNT OF FEE    AMOUNT OF FEE
                                              PURSUANT TO      PURSUANT TO       PURSUANT TO      PURSUANT TO      PURSUANT TO
                   FUND                       CLASS A PLAN     CLASS B PLAN      CLASS C PLAN     CLASS R2 PLAN   CLASS R3 PLAN
----------------------------------------     -------------    -------------     -------------    --------------   --------------
MainStay All Cap Growth Fund                        71,308          106,825            56,665
MainStay Conservative Allocation Fund              148,169          168,363           121,277
MainStay Income Manager Fund                       211,432          303,049           125,544
MainStay Balanced Fund                           1,074,526        1,561,424         1,737,110           277,999               84
MainStay Cash Reserves Fund
MainStay Floating Rate Fund                      1,835,151          525,039         2,496,709
MainStay Growth Allocation Fund                    215,055          451,884           110,115
MainStay Growth Equity Fund                            147              580               580
MainStay Indexed Bond Fund                         136,132
MainStay Intermediate Term Bond Fund                23,783           29,623            17,728
MainStay Large Cap Opportunity Fund                    219              825               692
MainStay Mid Cap Opportunity Fund                  175,466          227,182           287,109                                342
MainStay Moderate Allocation Fund                  370,603          510,793           224,996
MainStay Moderate Growth Allocation Fund           402,489          719,985           210,652
MainStay Retirement 2010 Fund (1)                      223
MainStay Retirement 2020 Fund (1)                      230
MainStay Retirement 2030 Fund (1)                      241
MainStay Retirement 2040 Fund (1)                      211
MainStay Retirement 2050 Fund (1)                      214
MainStay Short Term Bond Fund                       17,442
MainStay Small Cap Opportunity Fund              1,101,807          423,172           944,773
MainStay S&P 500 Index Fund                        821,831
MainStay 130/30 Core Fund (2)                          147                                104
MainStay 130/30 Growth  Fund (2)                       157                                160
MainStay 130/30 International Fund (3)                   6                                 21


(1) The MainStay Retirement Funds commenced investment operations on July 18, 2007.

(2)   The MainStay 130/30 Funds commenced investment operations on July 18,
      2007.


(3) The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.



      For the fiscal year ended October 31, 2006, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:


FISCAL YEAR ENDED 10/31/06


                                            AMOUNT OF FEE     AMOUNT OF FEE    AMOUNT OF FEE     AMOUNT OF FEE     AMOUNT OF FEE
                                             PURSUANT TO       PURSUANT TO      PURSUANT TO       PURSUANT TO       PURSUANT TO
                   FUND                     CLASS A PLAN      CLASS B PLAN     CLASS C PLAN      CLASS R2 PLAN     CLASS R3 PLAN
-------------------------------------       -------------     -------------    -------------     -------------     --------------
MainStay All Cap Growth Fund                     $ 64,709         $ 107,152      $    44,392
MainStay Income Manager Fund                      189,352           288,408           65,964
MainStay Balanced Fund                            966,611         1,670,953        1,611,167         $ 224,841               $ 26
MainStay Floating Rate Fund                     1,456,261           518,347        2,055,544
MainStay Indexed Bond Fund                        131,249               N/A              N/A
MainStay Growth Equity Fund                           129               513              513
MainStay Intermediate Term Bond Fund               22,276            32,832          13, 920
MainStay Large Cap Opportunity Fund                   158               573              643
MainStay Mid Cap Opportunity Fund                 145,539           214,249          302,753                                   24
MainStay Short Term Bond Fund                      12,213               N/A              N/A
MainStay Small Cap Opportunity Fund             1,046,634           461,040        1,051,941
MainStay S&P 500 Index Fund                       784,340               N/A              N/A
MainStay Conservative Allocation Fund              73,203           103,265           54,529
MainStay Growth Allocation Fund                    79,298           173,675           58,305
MainStay Moderate Allocation Fund                 169,859           270,273           99,320
MainStay Moderate Growth Allocation
  Fund                                            168,647           315,079          102,859

      For the fiscal year ended October 31, 2005, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:


FISCAL YEAR ENDED 10/31/05


                                               AMOUNT OF FEE      AMOUNT OF FEE     AMOUNT OF FEE      AMOUNT OF FEE
                                                PURSUANT TO        PURSUANT TO       PURSUANT TO        PURSUANT TO
                 FUND                          CLASS A PLAN       CLASS B PLAN      CLASS C PLAN       CLASS R2 PLAN
-------------------------------------------    -------------      -------------     -------------      -------------
MainStay All Cap Growth Fund                      $   35,423         $   58,692       $    11,185                N/A
MainStay Conservative Allocation Fund (3)              8,826             25,997             6,693
MainStay Income Manager Fund                         169,620            296,823            47,365                N/A
MainStay Balanced Fund                               547,342          1,532,689           834,976         .$ 117,266
MainStay Floating Rate Fund                        1,015,954            510,905         1,287,093                N/A
MainStay Indexed Bond Fund                           145,674                N/A               N/A                N/A
MainStay Growth Allocation Fund (3)                    7,821             22,096             1,653
MainStay Growth Equity Fund (1)                          N/A                N/A               N/A                N/A
MainStay Intermediate Term Bond Fund                  19,460             36,723            14,219                N/A
MainStay Large Cap Opportunity Fund (2)                   32                128               129                N/A
MainStay Mid Cap Opportunity Fund                     63,627            176,425           131,009                N/A
MainStay Moderate Allocation Fund(3)                  17,878             51,387             5,573
MainStay Moderate Growth Allocation Fund(3)           15,513             44,067             7,384
MainStay Short Term Bond Fund                         14,713                N/A               N/A                N/A
MainStay Small Cap Opportunity Fund                  201,059            336,349           202,245                N/A
MainStay S&P 500 Index Fund                          761,670                N/A               N/A                N/A


(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

(3) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.

For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005 NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:


                                                  YEAR ENDED         YEAR ENDED       YEAR ENDED OCTOBER
                    FUND                       OCTOBER 31, 2007   OCTOBER 31, 2006         31, 2005
-------------------------------------------    ----------------   ----------------    ------------------
MainStay All Cap Growth Fund                       $ 14,190            $ 32,536            $  16,980
MainStay Income Manager Fund                         82,683              49,570               78,343
MainStay Balanced Fund                              194,628             274,225              503,657
MainStay Floating Rate Fund                         355,929             237,715              277,907
MainStay Growth Equity Fund (1)                         N/A                 N/A                  N/A
MainStay Indexed Bond Fund                            4,438               2,835                4,920
MainStay Intermediate Term Bond Fund                  2,802               4,684                5,001
MainStay Large Cap Opportunity Fund (2)                 416                  46                   84
MainStay Mid Cap Opportunity Fund                    39,423              53,487               62,251
MainStay Short Term Bond Fund                         3,591               1,855                3,055
MainStay Small Cap Opportunity Fund                  40,128             218,802              136,428
MainStay S&P 500 Index Fund                          35,883              27,636               44,086
MainStay Conservative Allocation Fund (3)           123,044              86,345               45,824
MainStay Growth Allocation Fund (3)                 172,321             112,313               23,786
MainStay Moderate Allocation Fund (3)               241,137             227,408               71,782
MainStay Moderate Growth Allocation Fund (3)        309,836             251,045               70,522
MainStay 130/30 Core Fund(4)                             62
MainStay 130/30 Growth Fund(4)                        2,049
MainStay 130/30 International Fund(5)                    24
MainStay Retirement 2010(6)                             N/A
MainStay Retirement 2020(6)                               5
MainStay Retirement 2030(6)                             N/A
MainStay Retirement 2040(6)                             N/A
MainStay Retirement 2050(6)                             N/A


(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

(3) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.


(4) The MainStay 130/30 Core and MainStay 130/30 Growth Funds commenced investment operations on June 29, 2007.



(5) The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.



(6) The MainStay Retirement Funds commenced investment operations on June 29, 2007.



      For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:



                                              YEAR ENDED          YEAR ENDED         YEAR ENDED
                 FUND                       OCTOBER 31, 2007   OCTOBER 31, 2006    OCTOBER 31, 2005
--------------------------------------      ----------------   ----------------    ----------------
MainStay All Cap Growth Fund                     $  19,144         $  13,831          $   6,574
MainStay Income Manager Fund                        44,485            59,745             40,741
MainStay Balanced Fund                             270,336           268,906            166,737
MainStay Floating Rate Fund                         80,840            78,798             91,213
MainStay Growth Equity Fund (1)                        N/A               N/A                N/A
MainStay Intermediate Term Bond Fund                 6,211             5,946              5,024
MainStay Large Cap Opportunity Fund (2)                N/A               N/A                N/A
MainStay Mid Cap Opportunity Fund                   40,374            31,039             11,095

MainStay Small Cap Opportunity Fund                 95,788            62,513           22,269
MainStay Conservative Allocation Fund (3)           22,660            13,587            1,553
MainStay Growth Allocation Fund (3)                 67,441            18,361            1,452
MainStay Moderate Allocation Fund (3)               67,074            31,195            2,229
MainStay Moderate Growth Allocation Fund (3)        95,294            38,751            1,454


(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

(3) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.


      For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:


                                                 YEAR ENDED          YEAR ENDED         YEAR ENDED
                   FUND                       OCTOBER 31, 2007    OCTOBER 31, 2006   OCTOBER 31, 2005
------------------------------------------    ----------------    ----------------   ----------------
MainStay All Cap Growth Fund                     $   1,725           $   2,019          $     828
MainStay Income Manager Fund                         6,452               4,290              1,471
MainStay Balanced Fund                              29,328              75,856             34,048
MainStay Floating Rate Fund                        153,924             137,179            153,453
MainStay Growth Equity Fund (1)                        N/A                 N/A                N/A
MainStay Intermediate Term Bond Fund                   165                 159                173
MainStay Large Cap Opportunity Fund (2)                N/A                 N/A                N/A
MainStay Mid Cap Opportunity Fund                    6,546              10,580              4,851
MainStay Small Cap Opportunity Fund                 34,713              92,706              8,753
MainStay Conservative Allocation Fund (3)            5,369
MainStay Growth Allocation Fund (3)                  3,335
MainStay Moderate Allocation Fund (3)                9,938
MainStay Moderate Growth Allocation Fund (3)         6,287


(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.


(3) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.


    For the fiscal year ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES
NOVEMBER 1, 2006 TO OCTOBER 31, 2007

                                      PRINTING AND                                                                      APPROXIMATE
                                        MAILING                                                                        TOTAL AMOUNT
                                      PROSPECTUSES                                                                        SPENT BY
                         SALES          TO OTHER        COMPENSATION                                                       NYLIFE
                       MATERIAL           THAN               TO           COMPENSATION      COMPENSATION                DISTRIBUTOR
                          AND           CURRENT         DISTRIBUTION        TO SALES          TO BROKER                WITH RESPECT
                      ADVERTISING     SHAREHOLDERS        PERSONNEL         PERSONNEL          DEALERS      OTHER*        TO FUND
                      -----------     ------------      -------------     -------------     ------------   ---------   -------------
All Cap Growth            1,120              989             26,700            96,850           38,488        19,982        184,129
Balanced                  8,326           13,702            405,190         1,070,222          841,817       309,548      2,648,804
Floating Rate            23,820           84,566          2,605,925         1,315,114        1,100,974     2,017,861      7,148,260
Growth Equity                --                0                  1               145               --             1            146
Income Manager            3,178            4,989            145,718           421,770          236,207       111,411        923,273
Indexed Bond              5,441            2,750             63,459            47,285           27,713        45,018        191,666
Intermediate
Term Bond                   609              469             12,250            15,988           14,582         9,099         52,998
Large Cap
Opportunity                   2                6                188               (56)             650           146            936
Mid Cap
Opportunity               1,867            3,742            111,936           248,648          143,041        85,968        595,202
S&P 500 Index            18,806           12,655            323,371           318,144          261,051       235,949      1,169,978
Short Term Bond             299              640             19,163            22,055           17,378        14,746         74,282
Small Cap
Opportunity               7,127           20,414            724,939           220,813          666,580       500,766      2,140,638
Conservative
Allocation                3,059            7,145            215,036           594,388          283,021       165,754      1,268,403
Growth Allocation         5,038            7,457            215,780         1,009,260          234,879       164,874      1,637,288
Moderate Allocation       6,260           11,416            337,686         1,490,895          282,840       259,108      2,388,205
Moderate Growth
Allocation                8,610           12,947            375,471         1,815,437          386,852       286,965      2,886,282
Retirement 2010(1)           --               --                  4                --               --             2              6
Retirement 2020(1)           --               --                 12                --               --             8             20
Retirement 2030(1)           --               --                  4                --               --             3              7
Retirement 2040(1)           --               --                  4                --               --             2              6
Retirement 2050(1)           --               --                 10                --               --             6             16
130/30 Core (2)              15               58              1,781               361            2,091         1,381          5,688
130/30 Growth (2)            23               82              2,516               517           14,057         1,950         19,144
130/30
International (3)             0                1                 36               200                1            28            267
GROSS TOTALS             93,601          184,028          5,587,179         8,688,036        4,552,223     4,230,578     23,335,645


(1) The MainStay Retirement Funds commenced investment operations on June 18, 2007.


(2) The MainStay 130/30 Core and Growth Funds commenced investment operations on June 29, 2007.



(3) The MainStay 130/30 International Fund commenced operations on September 28, 2007.



* Includes travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES
NOVEMBER 1, 2006 TO OCTOBER 31, 2007



                                       PRINTING AND                                                                     APPROXIMATE
                                         MAILING                                                                       TOTAL AMOUNT
                                       PROSPECTUSES                                                                       SPENT BY
                        SALES            TO OTHER        COMPENSATION                                                      NYLIFE
                       MATERIAL            THAN               TO           COMPENSATION      COMPENSATION               DISTRIBUTOR
                         AND             CURRENT         DISTRIBUTION        TO SALES          TO BROKER                WITH RESPECT
                      ADVERTISING      SHAREHOLDERS        PERSONNEL        PERSONNEL          DEALERS        OTHER*      TO FUND
                     ------------      ------------      ------------      ------------      ------------     ------   -------------
All Cap Growth              294              215             5,620            58,607            8,376         4,155         77,267
Balanced                  2,528            2,880            82,387           533,474          331,470        62,144      1,014,883
Floating Rate               583            1,422            43,540           137,768          159,470        33,460        376,243
Growth Equity                --                0                 1               144               --             1            145
Income Manager              763              792            22,131           164,437           47,785        16,671        252,580
Indexed Bond                 --               --                --                --               --            --             --
Intermediate Term
Bond                         56               53             1,474             8,566            6,639         1,103         17,893
Large Cap
Opportunity                   0                0                 6                 7               63             4             80
Mid Cap
Opportunity                 626              596            16,397           118,937           41,466        12,309        190,331
S&P 500 Index                --               --                --                --               --            --             --
Short Term Bond              --               --                --                --               --            --             --
Small Cap
Opportunity                 740              526            13,904           147,735           52,480        10,220        225,606
Conservative
Allocation                  681              821            23,240           173,304           12,652        17,637        228,336
Growth Allocation         2,298            2,410            66,740           516,445           29,935        50,422        668,250
Moderate
Allocation                2,362            2,782            78,440           571,714           47,395        59,504        762,197
Moderate Growth
Allocation                3,739            4,246           118,968           869,128           52,317        90,156      1,138,554
GROSS TOTALS             14,671           16,744           472,849         3,300,265          790,049       357,787      4,952,364


* Includes travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal years ended October 31, 2005, October 31, 2006, and October 31, 2007, the MainStay Cash Reserves Fund's Sweep Shares paid $668,457 and $731,836, and $860,869 respectively, pursuant to the 12b-1 Plan.

      For the fiscal year ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES
NOVEMBER 1, 2006 TO OCTOBER 31, 2007

                                      PRINTING AND                                                                     APPROXIMATE
                                         MAILING                                                                       TOTAL AMOUNT
                       SALES          PROSPECTUSES     COMPENSATION                                                  SPENT BY NYLIFE
                      MATERIAL          TO OTHER            TO           COMPENSATION     COMPENSATION                 DISTRIBUTOR
                        AND           THAN CURRENT     DISTRIBUTION        TO SALES         TO BROKER                  WITH RESPECT
                     ADVERTISING      SHAREHOLDERS       PERSONNEL        PERSONNEL          DEALERS         OTHER*      TO FUND
                     ------------     ------------     ------------      ------------     -------------     -------- ---------------
All Cap Growth              204              595            18,172           10,464            48,604        14,043         92,083
Balanced                  1,944            6,459           200,223          143,061         1,462,992       154,594      1,969,274
Floating Rate             5,697           20,755           641,367          411,410         1,843,079       496,534      3,418,842
Growth Equity                --                0                 1              572                --             1            574
Income Manager              478            1,544            47,361           39,656            83,865        36,645        209,549
Indexed Bond                 --               --                --               --                --            --             --
Intermediate Term
Bond                         29               59             1,780            5,051            10,588         1,365         18,872
Large Cap
Opportunity                  --                0                 1               --                83             1             84
Mid Cap
Opportunity                 281              850            26,328           19,119           234,213        20,292        301,083
S&P 500 Index                --               --                --               --                --            --             --
Short Term Bond              --               --                --               --                --            --             --
Small Cap
Opportunity                 274              694            22,362           28,730           667,712        16,992        736,764
Conservative
Allocation                  635            2,018            61,768           94,156            44,999        47,797        251,372
Growth Allocation           525            1,170            35,120           48,900            54,848        27,049        167,612
Moderate
Allocation                1,279            3,449           104,652          151,735            93,129        80,833        435,077
Moderate Growth
Allocation                  935            2,286            69,046          134,730            67,640        53,249        327,885
130/30 Core (1)              --               --                --               --                --            --             --
130/30 Growth (1)            --               --                --               --                --            --             --
130/30
International (2)            --               --                --               --                --            --             --
GROSS TOTALS             12,280           39,879         1,228,182        1,087,585         4,611,752       949,395      7,929,071



(1) The MainStay 130/30 Core and Growth Funds commenced investment operations on June 29, 2007.



(2) The MainStay 130/30 International Fund commenced operations on September 28, 2007.


      For the fiscal year ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES
NOVEMBER 1, 2006 TO OCTOBER 31, 2007


                                      PRINTING AND                                                                     APPROXIMATE
                                        MAILING                                                                        TOTAL AMOUNT
                         SALES        PROSPECTUSES      COMPENSATION                                                 SPENT BY NYLIFE
                       MATERIAL        TO OTHER              TO           COMPENSATION       COMPENSATION              DISTRIBUTOR
                         AND          THAN CURRENT      DISTRIBUTION        TO SALES          TO BROKER                WITH RESPECT
                      ADVERTISING     SHAREHOLDERS        PERSONNEL         PERSONNEL          DEALERS      OTHER*       TO FUND
                      -----------     ------------      ------------      ------------       ------------  -------   ---------------
All Cap Growth                 --               --                --                --                 --       --                --
Balanced                    9,901            4,268            90,188            25,549                 66   63,253           193,224
Floating Rate                  --               --                --                --                 --       --                --
Growth Equity                  --               --                --                --                 --       --                --
Income Manager                 --               --                --                --                 --       --                --
Indexed Bond                   --               --                --                --                 --       --                --
Intermediate Term
Bond                           --               --                --                --                 --       --                --
Large Cap
Opportunity                    --               --                --                --                 --       --                --
Mid Cap
Opportunity                    --               --                --                --                 --       --                --
S&P 500 Index                  --               --                --                --                 --       --                --
Short Term Bond                --               --                --                --                 --       --                --
Small Cap

Opportunity                --               --               --                --               --             --             --
Retirement 2010
Fund(1)                    --               --               --                --               --             --             --
Retirement 2020
(1)                        --               --               --                --               --             --             --
Retirement 2030
(1)                        --               --               --                --               --             --             --
Retirement 2040
(1)                        --               --               --                --               --             --             --
Retirement 2050
(1)                        --               --               --                --               --             --             --
Gross Totals            9,901            4,268           90,188            25,549               66         63,253        193,224


* Includes travel, telephone, postage, training material and other miscellaneous expenses.

(1) The R2 Shares of the MainStay Retirement Funds commenced investment operations on June 18, 2007.

For the period ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES
OCTOBER 31, 2006 TO OCTOBER 31, 2007


                                      PRINTING AND                                                                     APPROXIMATE
                                         MAILING                                                                       TOTAL AMOUNT
                        SALES         PROSPECTUSES      COMPENSATION                                                 SPENT BY NYLIFE
                      MATERIAL          TO OTHER             TO          COMPENSATION      COMPENSATION                DISTRIBUTOR
                         AND          THAN CURRENT      DISTRIBUTION       TO SALES          TO BROKER                 WITH RESPECT
                      ADVERTISING     SHAREHOLDERS        PERSONNEL        PERSONNEL          DEALERS        OTHER*      TO FUND
                     ------------     -------------     -------------    -------------     ------------      ------  ---------------
All Cap Growth             --               --                --                --                 --           --             --
Balanced                   10                4                93                17                 --           66            190
Floating Rate              --               --                --                --                 --           --             --
Growth Equity              --               --                --                --                 --           --             --
Income Manager             --               --                --                --                 --           --             --
Indexed Bond               --               --                --                --                 --           --             --
Intermediate
Term Bond                  --               --                --                --                 --           --             --
Large Cap
Opportunity                --               --                --                --                 --           --             --
Mid Cap
Opportunity                 6               23               705                --                 --          546          1,280
S&P 500 Index              --               --                --                --                 --           --             --
Short Term Bond            --               --                --                --                 --           --             --
Small Cap
Opportunity                --               --                --                --                 --           --             --
Retirement 2010
(1)                        --               --                --                --                 --           --             --
Retirement 2020
Fund(1)                    --               --                --                --                 --           --             --
Retirement 2030
(1)                        --               --                --                --                 --           --             --
 Retirement 2040
(1)                        --               --                --                --                 --           --             --
Retirement 2050
(1)                        --               --                --                --                 --           --             --
Gross Totals               16               27               798                17                 --          612          1,470


(1) Class R3 Shares commenced operations on April 28, 2006, except the Retirement Funds R3 Shares which commenced operations June 18, 2007.

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

    The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2, and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2, and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1, Class R2, and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2, and Class R3 shares.


    Under the terms of the Services Plans, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2, and Class R3 shares, these services are in addition to those services that may be provided under the Class R2, and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund.


      Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

      Each Services Plan provides that it may not be amended to materially increase the costs which holders of Class R1, Class R2, and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both
(i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

      Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES AND PROCEDURES

      It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to NYLIM, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

MANAGER'S PROXY VOTING GUIDELINES


      To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS"), a division of Risk Metrics Group, an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.


CONFLICTS OF INTEREST


      When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, or a designated Board committee of the Adviser, or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, or a designated Board committee of the Adviser, or a representative of either, so that the Board, or the committee or the representative may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby an adviser, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, e.g. the MainStay Funds of Funds, the manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.


GUIDELINE EXAMPLES

      The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.

      - BOARD OF DIRECTORS. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

      - ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

      - CAPITAL STRUCTURE. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights when no shares have been issued or reserved for a specific purpose.

      - EXECUTIVE AND DIRECTOR COMPENSATION. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation. The Manager/Subadvisor will support withholding votes from Compensation Committee members if the company has poor compensation practices.

SUBADVISOR PROXY VOTING GUIDELINES. Below is a summary of the Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.


ALL CAP GROWTH, INTERMEDIATE TERM BOND, SHORT TERM BOND AND 130/30 HIGH YIELD FUNDS.

      The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields LLC ("MacKay Shields" or "MacKay"). A summary of McKay Shields' proxy voting policies and procedures is provided below.

      MacKay Shields

      MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses ISS as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

      Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay's Compliance Committee. If MacKay's General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay's guidelines with respect to certain typical proxy votes.


      FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website, www.mainstayfunds.com



DISCLOSURE OF PORTFOLIO HOLDINGS


      The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose each Fund's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782). The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


      In addition, the Manager may share the Funds' non-public portfolio holdings information with the Subadvisor, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street Bank and Trust Company, KPMG LLP, Russell Mellon, Risk Metrics Group, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board of Trustees at the next regularly scheduled board meeting.


      All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds's non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided;
(ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Company may rely on the confidentiality provisions of existing agreements provided NYLIM has determined that such provisions adequately protect the Company against disclosure or misuse of non-public holdings information.

      Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

      Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of Independent Board members or a majority of a board committee consisting solely of Independent Board members approves such disclosure.

      The Funds, the Manager and the Subadvisor shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS


      Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2007, is set forth below:



                                                                                              NUMBER OF ACCOUNTS AND ASSETS FOR
                                           NUMBER OF OTHER ACCOUNTS MANAGED AND              WHICH THE ADVISORY FEE IS BASED ON
                                                  ASSETS BY ACCOUNT TYPE                                 PERFORMANCE
                                     -------------------------------------------------    -----------------------------------------
                         FUNDS
                        MANAGED                                                                            OTHER
                           BY         REGISTERED      OTHER POOLED                        REGISTERED       POOLED
PORTFOLIO              PORTFOLIO      INVESTMENT       INVESTMENT          OTHER          INVESTMENT     INVESTMENT       OTHER
 MANAGER                MANAGER        COMPANY          VEHICLES          ACCOUNTS          COMPANY       VEHICLES       ACCOUNTS
---------            --------------  ----------------  ------------   -----------------   ----------     ----------   --------------
Claude Athaide       Short Term      2/$1,215,306,078        0           4/$652,917,210            0             0                 0
                     Bond Fund
Lee Baker            S&P 500         2/$1,859,502.206        0                        0            0             0                 0
                     Index Fund
Rupal J. Bhansali    Intermediate    2/$1,513,843,209        0         7/$1,212,681,393            0             0    3/$455,156,126
                     Term Bond Fund
Mark C. Boyce        Cash Reserves                  0        0         6/$5,587,776,896            0             0                 0
                     Fund
John Butler          All Cap Growth                 0        0        16/$1,164,520,045     0 / $0.0      0 / $0.0      1/$6,608.206
Robert J.            All Cap          2/$2395,889,888        0                        0            0             0                 0
Centrella            Growth Fund

David Clement     Cash Reserves                  0                0 11/$6,317,764,294                  0          0                0
                  Fund
Louis N. Cohen    130/30 High                    0   2/$497,435,368    5/$780,001,397  12/$2,431,188,764   0 / $0.0         0 / $0.0
                  Yield Fund
Eileen Cook       All Cap                        0                0 16/$1,164,520,045           0 / $0.0   0 / $0.0     1/$6,608.206
                  Growth Fund
Robert Dial       Floating Rate     2/$347,457,905   2/$173,968,979  6/$2,350,122,333                  0          0                0
                  Fund
Lanette Donovan   All Cap                                           16/$1,164,520,045           0 / $0.0   0 / $0.0     1/$6,608.206
                  Growth Fund
Tony H. Elavia    Balanced Fund,                 0                0                 0                  0          0                0
                  Income Manager
                  Fund, MainStay
                  Asset
                  Allocation
                  Funds MainStay
                  Retirement
                  Funds
Harvey J. Fram    130/30 Core     4/$2,098,836,472   4/$435,085,166 42/$3,687,524,666                  0          0                0
                  Fund

Thomas Girard     Income Manager    2/$759,823,005  1/2,923,287,437    4/$552,080,873                  0          0                0
                  Fund, Indexed
                  Bond Fund
Daniel Glickman   Large Cap                      0                0   2/$8,508,875.70                  0          0  5/$219,002,443.
                  Opportunity
                  Fund,
                  Mid Cap
                  Opportunity
                  Fund,
                  Small Cap
                  Opportunity
                  Fund
Gary Goodenough   Intermediate    7/$2,893,495,264   3/$162,324,234 40/$2,567,338,229                  0          0   4/$682,902,650
                  Term Bond
                  Fund, Short
                  Term Bond
                  Fund
Denise E.         All Cap           2/$327,214,104                0 16/$1,164,520,045                  0          0     1/$6,608.206
Higgins           Growth Fund
Michael Kimble    130/30 High       2/$497,435,368   5/$780,001,397 12/$2,431,188,764                  0          0   3/$282,779,857
                  Yield Fund
Harish Kumar      Growth Equity                  1                0                 0                  0          0                1
                  Fund, 130/30
                  Growth Fund         $ 38,560,402                                                                      $  2,656,695
                  Income
                  Manager Fund

Anthony R. Malloy    Income
                     Manager Fund                  0               0                  0             0            0
Francis J. Ok        S&P 500 Index           2 /                   0           1 /                  0            0         5 /
                     Fund                                                                                              $807,175,070.
                                     $1,859,502,206.                       $373,354,286

Mona Patni           130/30 Core            4 /             4 /               42 /                  0            0         8 /
                     Fund            $2,098,836,472.   $435,085,166.    $3,687,524,666.                              $1,622,034,991.

J. Matthew Philo     Intermediate           5 /             3 /               39 /           0 / $0.0     0 / $0.0     1/104,401,242
                     Term Bond Fund   $7,045,517,963    $879,375,480     $7,814,547,819
Joseph Portera       Intermediate           6 /             3 /               40 /           0 / $0.0     0 / $0.0   4 /$682,902,650
                     Term             $1,788,634,692    $162,324,234     $2,567,338,229
                     Bond Fund
Michael Reifel       Growth Equity,         1 /                    0                  0             0            0                 1
                     130/30 Growth      $38,560,402.
                     Fund                                                                                                $2,656,695.

Dan Roberts          130/30 High             2 /             5 /               12 /          0 / $0.0     0 / $0.0  3 / $282,779,857
                     Yield Fund         $497,435,368    $780,001,397     $2,431,188,764
Joan M. Sabella      Balanced Fund           1 /                   0    3 / $52,899,503.            0            0                 0
                                       $205,364,656.
                                                                                                                            5 /
Victor               Large Cap                     0               0    2/$8,508,875.70              0           0     $219,002,443.
Samoilovich          Opportunity
                     Fund, Mid Cap
                     Opportunity
                     Fund, Small Cap
                     Opportunity
                     Fund
Donald Serek         Indexed Bond                    0        4 /       3 / $529,510,799             0            0                0
                     Fund                              $1,362,197,050
Edmund C.            All Cap Growth  10/$4,556,226,870   2/$9,366,724  20/$1,362,460,862      0 / $0.0     0 / $0.0  3/$6572,738,360
Spelman              Fund
Luke A. Smith        130/30                          0              0      1/$3,189,109.             0            0                0
                     International
                     Fund
Johnathan Swaney     MainStay                                       0                                0            0                0
                     Retirement      9/$1,315,047,184.                   2 / $45,384,021
                     Funds, Asset
                     Allocation
                     Funds, Income
                     Manager Fund
Andrew Ver           130/30                          0              0    1 / $3,189,109.             0      3 /                    3
 Planck              International                                                                     $146,852,561    $217,311,988.
                     Fund
Taylor Wagenseil     130/30 High                 2 /         5 /                12 /                                             3 /
                     Yield Fund           $497,435,368   $780,001,397     $2,431,188,764     0 / $0.0       0/ $0.0     $282,779,857

      Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a high yield component).


      A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

      - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

      - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

      - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

      - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

      To address potential conflicts of interest, NYLIM and the Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

      Portfolio Manager Compensation Structure. In an effort to retain key personnel, NYLIM and MacKay Shields LLC have structured compensation plans for portfolio managers and other key personnel that they believe are competitive with other investment management firms.

      NYLIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

      NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

      MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

      MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.


      As of December 31, 2007 (except as indicated), the dollar range of fund securities beneficially owned by each Portfolio Manager in the Funds ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000,
$500,001-$1,000,000, or over $1,000,000) was as follows:


PORTFOLIO MANAGER                      FUND                $ RANGE OF OWNERSHIP
-------------------         ---------------------------    ---------------------
Claude Athaide              Short Term Bond Fund           $10,001-$50,000
Rupal J. Bhansali           NONE                           $0
Mark C. Boyce               NONE                           $0
John Butler                 All Cap Growth Fund            $10,001-$50,000
                                                           ---------------
                            Small Cap Opportunity          $10,001-$50,000
                                                           ---------------
Robert J. Centrella         All Cap Growth Fund            $ $100,001-$500,000
David Clement               NONE                           $0
Louis N. Cohen              NONE                           $0
Eileen Cook                 All Cap Growth Fund            $100,001-$500,000
Paul Cunningham             NONE                           $0
Robert Dial                 Floating Rate Fund             $10,001-$50,000
Lanette Donovan             All Cap Growth Fund            $1-$10,000
Tony H. Elavia              NONE                           $0
Harvey J. Fram              NONE                           $0
Thomas Girard               NONE                           $0
Daniel Glickman             NONE                           $0
Gary Goodenough             NONE                           $0
Denise E. Higgins           All Cap Growth Fund            $100,001-$500,000
                                                           -----------------
Michael Kimble              NONE                           $0
Harish Kumar                NONE                           $0
Anthony R. Malloy           NONE                           $0
Francis J. Ok               NONE                           $0
Mona Patni                  NONE                           $0
J. Matthew Philo            NONE                           $0
Joseph Portera              S&P 500 Index Fund             $1-$10,000
                            Income Manager Fund            $1-$10,000
Michael Reifel              NONE                           $0
Dan Roberts                 NONE                           $0
Joan M. Sabella             Balanced Fund                  $10,001-$50,000
                            Small Cap Opportunity Fund     $10,001-$50,000
Victor Samoilovich          NONE                           $0
Donald F. Serek             NONE                           $0
Edmund C. Spelman           All Cap Growth Fund            $100,001-$500,000
Luke A. Smith               NONE                           $0
Jonathan Swaney             NONE                           $0
Andrew Ver Planck           NONE                           $0
Taylor Wagenseil            NONE                           $0


PORTFOLIO TRANSACTIONS AND BROKERAGE


    To the extent that the Funds invest in other securities, purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities, and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


      Because the MainStay Retirement Funds and the MainStay Asset Allocation Funds invest primarily all of their assets in Class I shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

      In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) who provides brokerage and research services to the Manager or the Subadvisor, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

      In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisor each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The management fees paid by the Company and the Trust, on behalf of each Fund, to the Manager and the Sub-Advisory fee that the Manager pays, on behalf of certain Funds, to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.



      The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor. The MainStay 130/30 High Yield Fund had not commenced operations as of October 31, 2007. Therefore, this Fund are not listed in the table below.


     TOTAL BROKERAGE COMMISSIONS PAID (1)


                                                     FISCAL YEAR          FISCAL YEAR       FISCAL YEAR
                                                        ENDED                ENDED             ENDED
                                                   OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                               -------------------   -------------------   -----------------
MainStay All Cap Growth Fund                   $         252,050     $         292,556     $         208,426
MainStay Income Manager Fund                   $         160,038     $         192,384     $          96,007
MainStay Balanced Fund                         $         653,466     $         281,302     $         948,382
MainStay Cash Reserves Fund (1)                              N/A                   N/A                   N/A
MainStay Floating Rate Fund (1)                              N/A                   N/A                   N/A
MainStay Growth Equity Fund (2)                $         122,073     $          26,007                   N/A
MainStay Intermediate Term Bond Fund (1)                     N/A                   N/A                   N/A
MainStay Indexed Bond Fund (1)                               N/A                   N/A                   N/A
MainStay Large Cap Opportunity Fund (3)        $           5,085     $           8,356     $             741
MainStay Mid Cap Opportunity Fund              $         157,930     $          69,202     $         150,128
MainStay Small Cap Opportunity Fund            $       3,514,604     $       2,412,030     $       1,349,900
MainStay Short Term Bond Fund (1)                            N/A                   N/A                   N/A
MainStay S&P 500 Index Fund                    $          74,098     $          59,833     $         116,376
MainStay Conservative Allocation Fund (4)                    N/A                   N/A                   N/A
MainStay Growth Allocation Fund (4)                          N/A                   N/A                   N/A
MainStay Moderate Allocation Fund (4)                        N/A                   N/A                   N/A
MainStay Moderate Growth Allocation Fund (4)                 N/A                   N/A                   N/A
MainStay Retirement 2010 Fund (5)                            N/A
MainStay Retirement 2020 Fund (5)                            N/A
MainStay Retirement 2030 Fund (5)                            N/A
MainStay Retirement 2040 Fund (5)                            N/A
MainStay Retirement 2050 Fund (5)                            N/A
MainStay 130/30 Core Fund (6)                  $          19,702
MainStay 130/30 Growth Fund (6)                $          12,233
MainStay 130/30 International Fund (7)         $             965



(1) The MainStay 130/30 Funds, MainStay Asset Allocation Funds, MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Floating Rate Fund, MainStay Cash Reserves Fund, and MainStay Short Term Bond Fund paid no brokerage commissions during the reported periods.


(2)  The MainStay Growth Equity Fund commenced operations on November 4, 2005.

(3) The MainStay Large Cap Opportunity fund commenced investment operations on July 29, 2005.

(4) The MainStay Asset Allocation Funds commenced investment operations on March 31, 2005.


(5) The MainStay Retirement Funds commenced investment operations on June 29, 2007.



(6) The MainStay 130/30 Core and Growth Funds commenced investment operations on June 29, 2007.

(7) The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.


The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2007 and the dollar amount of the transactions involved.


                                                            TOTAL AMOUNT OF
                                                          TRANSACTIONS WHERE                  TOTAL BROKERAGE
                                                      COMMISSIONS PAID TO BROKERS           COMMISSIONS PAID TO
                                                        THAT PROVIDED RESEARCH             BROKERS THAT PROVIDED
FUND                                                           SERVICES                          RESEARCH
-----------------------------------------------      -----------------------------        ------------------------
MainStay All Cap Growth Fund                                         0                                   0
MainStay Income Manager Fund                          $         21,685                     $    17,076,197
MainStay Balanced Fund                                $        130,816                     $   146,486,878
MainStay Cash Reserves Fund                                          0                                   0
MainStay Floating Rate Fund                                          0                                   0
MainStay Growth Equity Fund                           $         18,259                     $    19,591,302
MainStay Intermediate Term Bond Fund                                 0                                   0
MainStay Indexed Bond Fund                                           0                                   0
MainStay Large Cap Opportunity Fund                   $          2,842                     $     2,200,332
MainStay Mid Cap Opportunity Fund                     $         20,337                     $    18,404,230
MainStay Small Cap Opportunity Fund                   $        353,046                     $   168,892,237
MainStay Short Term Bond Fund                                        0                                   0
MainStay S&P 500 Index Fund                                          0                     $             0
MainStay Conservative Allocation Fund                                0                                   0
MainStay Growth Allocation Fund                                      0                                   0
MainStay Moderate Allocation Fund                                    0                                   0
MainStay Moderate Growth Allocation Fund                             0                                   0
MainStay Retirement 2010 Fund(1)                                     0                                   0
MainStay Retirement 2020 Fund(1)                                     0                                   0
MainStay Retirement 2030 Fund(1)                                     0                                   0
MainStay Retirement 2040 Fund(1)                                     0                                   0
MainStay Retirement 2050 Fund(1)                                     0                                   0
MainStay 130/30 Core Fund(2)                          $          2,624                     $     1,711,996
MainStay 130/30 Growth Fund(2)                        $          1,697                     $     1,785,252
MainStay 130/30 International Fund(3)                                0                                   0


(1) The MainStay Retirement Funds commenced investment operations on June 18, 2007.


(2) The MainStay 130/30 Core and Growth Funds commenced investment operations on June 29, 2007.



(3) The MainStay 130/30 International Fund commenced operations on September 28, 2007.


The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2006 and the dollar amount of the transactions involved.


                                                            TOTAL AMOUNT OF
                                                          TRANSACTIONS WHERE                  TOTAL BROKERAGE
                                                      COMMISSIONS PAID TO BROKERS           COMMISSIONS PAID TO
                                                        THAT PROVIDED RESEARCH             BROKERS THAT PROVIDED
FUND                                                           SERVICES                          RESEARCH
------------------------------------------------      ---------------------------          ---------------------
MainStay All Cap Growth Fund                             $          53,168,512                $        47,527
MainStay Income Manager Fund                                        18,580,428                         22,371


MainStay Balanced Fund                                              70,955,345                           59,163
MainStay Cash Reserves Fund                                                N/A                              N/A
MainStay Floating Rate Fund                                                N/A                              N/A
MainStay Growth Equity Fund                                          2,225,469                            3,090
MainStay Intermediate Term Bond Fund                                       N/A                              N/A
MainStay Indexed Bond Fund                                                 N/A                              N/A
MainStay Large Cap Opportunity Fund                                    365,336                              316
MainStay Mid Cap Opportunity Fund                                   13,335,913                           15,178
MainStay Small Cap Opportunity Fund                                267,367,568                          399,295
MainStay Short Term Bond Fund                                              N/A                              N/A
MainStay S&P 500 Index Fund                                                N/A                              N/A
MainStay Conservative Allocation Fund                                      N/A                              N/A
MainStay Growth Allocation Fund                                            N/A                              N/A
MainStay Moderate Allocation Fund                                          N/A                              N/A
MainStay Moderate Growth Allocation Fund                                   N/A                              N/A


The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2005 and the dollar amount of the transactions involved.


                                                            TOTAL AMOUNT OF
                                                          TRANSACTIONS WHERE                  TOTAL BROKERAGE
                                                      COMMISSIONS PAID TO BROKERS           COMMISSIONS PAID TO
                                                        THAT PROVIDED RESEARCH             BROKERS THAT PROVIDED
FUND                                                           SERVICES                          RESEARCH
-----------------------------------------------      ----------------------------         -----------------------
MainStay All Cap Growth Fund                          $          37,246,669               $            46,329
MainStay Income Manager Fund                          $           4,381,467               $             6,981
MainStay Balanced Fund                                $          31,684,023               $            54,486
MainStay Cash Reserves Fund                                             N/A                               N/A
MainStay Floating Rate Fund                                             N/A                               N/A
MainStay Growth Equity Fund (1)                                         N/A                               N/A
MainStay Intermediate Term Bond Fund                                    N/A                               N/A
MainStay Indexed Bond Fund                                              N/A                               N/A
MainStay Large Cap Opportunity Fund (2)                                 N/A                               N/A
MainStay Mid Cap Opportunity Fund                     $           2,835,596               $             4,701
MainStay Small Cap Opportunity Fund                   $          41,850,709               $            75,680
MainStay Short Term Bond Fund                                           N/A                               N/A
MainStay S&P 500 Index Fund                           $           5,324,828               $             5,653
MainStay Conservative Allocation Fund                                   N/A                               N/A
MainStay Growth Allocation Fund                                         N/A                               N/A
MainStay Moderate Allocation Fund                                       N/A                               N/A
MainStay Moderate Growth Allocation Fund                                N/A                               N/A


(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

      As of October 31, 2007, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:


                     Fund                              Broker Dealer                                       Market Value
MainStay All Cap Growth Fund

                                               Deutsche Bank Financial LLC                                $     5,385,000
                                               JPMorgan Chase & Co.                                       $     1,015,200
                                               Morgan Stanley                                             $     3,107,412
                                               Wachovia Corp.                                             $     5,184,192

MainStay Balanced Fund

                                               Bank of America Corp.                                      $     7,637,317
                                               Bank of America Corp.                                      $     4,771,377
                                               Bank of America Corp.                                      $     3,017,736
                                               Bank of America Corp.                                      $     1,697,455
                                               Bank of America Corp.                                      $     1,677,018
                                               Bank of America Corp.                                      $     1,253,598
                                               Bank of America Corp.                                      $     1,065,536
                                               Bank of America Corp.                                      $     1,004,053
                                               Bear Stearns Cos., Inc.                                    $    12,638,808
                                               Bear Stearns Cos., Inc.                                    $     3,380,137
                                               Credit Suisse First Boston USA, Inc.                       $     6,681,837
                                               Credit Suisse First Boston USA, Inc.                       $     4,537,157
                                               Goldman Sachs Group, Inc.                                  $    11,451,673
                                               Goldman Sachs Group, Inc.                                  $     7,953,147
                                               Goldman Sachs Group, Inc.                                  $     4,196,956
                                               Goldman Sachs Group, Inc.                                  $     2,481,885
                                               JPMorgan & Co., Inc.                                       $       269,761
                                               JPMorgan Chase & Co.                                       $     8,437,675
                                               JPMorgan Chase & Co.                                       $     7,551,313
                                               JPMorgan Chase & Co.                                       $     7,475,111
                                               JPMorgan Chase & Co.                                       $     1,423,760
                                               Lehman Brothers Holdings, Inc.                             $     4,321,818
                                               Lehman Brothers Holdings, Inc.                             $     2,569,887
                                               Lehman Brothers, Inc.                                      $     1,607,606
                                               Merrill Lynch & Co., Inc.                                  $     6,741,887
                                               Merrill Lynch & Co., Inc.                                  $     1,118,302
                                               Merrill Lynch & Co., Inc.                                  $       428,854
                                               Morgan Stanley                                             $     9,207,195
                                               Morgan Stanley                                             $     4,945,735

MainStay Cash Reserves Fund
                                               Bank of America Corp.                                      $     9,877,459
                                               Deutsche Bank A.G.                                         $    10,000,000
                                               Morgan Stanley                                             $     5,000,000
                                               Wachovia Bank N.A.                                         $    10,000,000
                                               Wachovia Bank N.A.                                         $     8,001,028

MainStay Floating Rate Fund

                                               Wachovia Capital Markets LLC                               $    32,731,000

MainStay Income Manager Fund

                                               Banc of America Commercial Mortgage, Inc.                  $        980,796
                                               Banc of America Commercial Mortgage, Inc.                  $        739,559
                                               Banc of America Commercial Mortgage, Inc.                  $        505,461

                                               Banc of America Commercial Mortgage, Inc.                  $        500,243
                                               Banc of America Commercial Mortgage, Inc.                  $        499,172
                                               Banc of America Commercial Mortgage, Inc.                  $        250,345
                                               Bank of America Corp.                                      $      3,306,070
                                               Bank of America Corp.                                      $        251,691
                                               Bank of America Corp.                                      $        125,080
                                               Bank of America Funding Corp.                              $        503,174
                                               Bank of New York Mellon Corp.                              $      3,131,041
                                               Citicorp Residential Mortgage Securities, Inc.             $        532,410
                                               Citicorp Residential Mortgage Securities, Inc.             $        492,005
                                               Citifinancial Mortgage Securities, Inc.                    $        568,271
                                               Citigroup Mortgage Loan Trust, Inc.                        $        506,908
                                               Citigroup, Inc.                                            $      4,935,569
                                               Citigroup, Inc.                                            $        237,831
                                               Citigroup/Deutsche Bank Commercial Mortgage Trust          $        974,564
                                               Deutsche Bank AG                                           $         58,002
                                               Deutsche Bank Financial, Inc.                              $        103,472
                                               Goldman Sachs Group, Inc.                                  $        152,329
                                               Goldman Sachs Group, Inc.                                  $        146,030
                                               JPMorgan Chase & Co.                                       $        746,423
                                               JPMorgan Chase & Co.                                       $        380,246
                                               JPMorgan Chase & Co.                                       $        254,436
                                               JPMorgan Chase & Co.                                       $        252,369
                                               JPMorgan Chase & Co.                                       $        101,170
                                               JPMorgan Chase & Co.                                       $         97,104
                                               JPMorgan Chase Commercial Mortgage Securities Corp.        $        510,298
                                               JPMorgan Chase Commercial Mortgage Securities Corp.        $        506,627
                                               JPMorgan Chase Commercial Mortgage Securities Corp.        $        504,059
                                               JPMorgan Chase Commercial Mortgage Securities Corp.        $        503,448
                                               JPMorgan Chase Commercial Mortgage Securities Corp.        $        498,826
                                               JPMorgan Chase Commercial Mortgage Securities Corp.        $        492,442
                                               JPMorgan Chase Commercial Mortgage Securities Corp.        $        491,667
                                               JPMorgan Chase Commercial Mortgage Securities Corp.        $        490,429
                                               JPMorgan Mortgage Acquisition Corp.                        $        489,294
                                               JPMorgan Mortgage Acquisition Corp.                        $        488,226
                                               JPMorgan Mortgage Acquisition Corp.                        $        477,571
                                               JPMorgan Mortgage Trust                                    $      1,058,365
                                               LB-UBS Commercial Mortgage Trust                           $        507,654
                                               LB-UBS Commercial Mortgage Trust                           $        505,452
                                               LB-UBS Commercial Mortgage Trust                           $        489,859
                                               LB-UBS Commercial Mortgage Trust                           $        305,199
                                               Lehman Brothers Holdings, Inc.                             $        127,657
                                               Lehman Brothers Holdings, Inc.                             $        125,589
                                               Merrill Lynch Mortgage Trust                               $        490,780
                                               Merrill Lynch/Countrywide Commercial Mortgage Trust        $        509,183
                                               Morgan Stanley                                             $        338,510
                                               Morgan Stanley                                             $        131,510
                                               Morgan Stanley                                             $        130,889


                                               Morgan Stanley Capital I                                   $        500,618
                                               Morgan Stanley Capital I                                   $        498,724
                                               Morgan Stanley Capital I                                   $        488,910
                                               Morgan Stanley Mortgage Loan Trust                         $        468,269
                                               Morgan Stanley Mortgage Loan Trust                         $        463,108
                                               Wachovia Bank Commercial Mortgage Trust                    $        958,629
                                               Wachovia Bank Commercial Mortgage Trust                    $        485,192

MainStay Indexed Bond Fund

                                               BAC Capital Trust VI                                       $        111,965
                                               Bank of America Corp.                                      $        874,099
                                               Bank of America Corp.                                      $        298,975
                                               Bank of America Corp.                                      $        251,691
                                               Bank of America Corp.                                      $        251,613
                                               Bank of America Corp.                                      $        236,031
                                               Bank of America Corp.                                      $        195,641
                                               Bank of America Corp.                                      $         99,853
                                               Bank of New York                                           $        349,001
                                               Citicorp Residential Mortgage Securities, Inc.             $        978,956
                                               CitiFinancial Credit Co.                                   $        247,714
                                               Citigroup, Inc.                                            $        570,793
                                               Citigroup, Inc.                                            $        334,071
                                               Citigroup, Inc.                                            $        282,931
                                               Citigroup, Inc.                                            $        147,113
                                               Citigroup, Inc.                                            $        101,330
                                               Deutsche Bank AG/London                                    $        179,019
                                               Deutsche Bank Financial, Inc.                              $        129,339
                                               Goldman Sachs Group, Inc.                                  $        610,165
                                               Goldman Sachs Group, Inc.                                  $        456,986
                                               Goldman Sachs Group, Inc.                                  $        355,987
                                               Goldman Sachs Group, Inc.                                  $        340,736
                                               Goldman Sachs Group, Inc.                                  $        239,527
                                               Goldman Sachs Group, Inc.                                  $        237,230
                                               Goldman Sachs Group, Inc.                                  $        150,646
                                               Goldman Sachs Group, Inc.                                  $         97,707
                                               Goldman Sachs Group, LP                                    $         96,545
                                               JPMorgan Chase & Co.                                       $        523,447
                                               JPMorgan Chase & Co.                                       $        497,615
                                               JPMorgan Chase & Co.                                       $        485,520
                                               JPMorgan Chase & Co.                                       $        255,641
                                               JPMorgan Chase & Co.                                       $        241,080
                                               JPMorgan Chase & Co.                                       $        203,549
                                               JPMorgan Chase & Co.                                       $        151,756
                                               JPMorgan Chase Bank N.A.                                   $        253,532
                                               JPMorgan Mortgage Acquisition Corp.                        $        495,114
                                               Lehman Brothers Holdings, Inc.                             $        604,271
                                               Lehman Brothers Holdings, Inc.                             $        250,754

                                               Lehman Brothers Holdings, Inc.                             $        246,634
                                               Lehman Brothers Holdings, Inc.                             $        192,875
                                               Lehman Brothers Holdings, Inc.                             $        154,750
                                               Lehman Brothers Holdings, Inc.                             $         98,257
                                               Lehman Brothers Holdings, Inc.                             $         95,756
                                               Merrill Lynch & Co., Inc.                                  $        252,176
                                               Merrill Lynch & Co., Inc.                                  $        250,249
                                               Merrill Lynch & Co., Inc.                                  $        237,433
                                               Merrill Lynch & Co., Inc.                                  $        202,217
                                               Merrill Lynch & Co., Inc.                                  $        173,504
                                               Merrill Lynch & Co., Inc.                                  $        141,510
                                               Merrill Lynch & Co., Inc.                                  $         95,589
                                               Merrill Lynch/Countrywide Commercial Mortgage Trust        $        492,480
                                               Morgan Stanley                                             $        354,985
                                               Morgan Stanley                                             $        264,683
                                               Morgan Stanley                                             $        248,766
                                               Morgan Stanley                                             $        217,613
                                               Morgan Stanley                                             $        184,114
                                               Morgan Stanley                                             $        183,245
                                               Morgan Stanley                                             $        153,580
                                               Morgan Stanley                                             $        104,497
                                               Morgan Stanley                                             $         98,561
                                               Morgan Stanley                                             $         94,719
                                               Morgan Stanley Capital I                                   $        498,724
                                               Wachovia Bank N.A.                                         $        429,190
                                               Wachovia Bank N.A.                                         $        194,912
                                               Wachovia Bank N.A.                                         $         47,108
                                               Wachovia Corp.                                             $        252,504
                                               Wachovia Corp.                                             $        114,237
                                               Wachovia Corp.                                             $         97,966
                                               Wachovia Corp.                                             $         96,578
                                               Wachovia Corp.                                             $         92,786

MainStay Intermediate Bond Fund

                                               Bank of America Commercial Mortgage, Inc.                  $        746,121
                                               Bank of America Credit Card Trust                          $        457,790
                                               Citibank Credit Card Issuance Trust                        $        802,374
                                               Citicorp Residential Mortgage Securities, Inc.             $        442,805
                                               Citicorp Residential Mortgage Securities, Inc.             $        288,792
                                               Citigroup Commercial Mortgage Trust                        $        725,334
                                               Citigroup/Deutsche Bank Commercial Mortgage Trust          $        531,127
                                               Deutsche Bank Financial LLC                                $      2,660,000
                                               JPMorgan Chase & Co.                                       $        724,513
                                               LB-UBS Commercial Mortgage Trust                           $        586,779
                                               LB-UBS Commercial Mortgage Trust                           $        551,111
                                               LB-UBS Commercial Mortgage Trust                           $        498,267
                                               LB-UBS Commercial Mortgage Trust                           $        409,250

                                               Merrill Lynch Mortgage Trust                               $      1,362,012
                                               Merrill Lynch Mortgage Trust                               $        420,161
                                               Wachovia Bank                                              $      1,000,000
                                               Wachovia Bank Commercial Mortgage Trust                    $        164,317

MainStay S&P 500 Index Fund

                                               Bank of America Corp.                                      $    27,731,308
                                               Bank of New York Mellon Corp.                              $     7,194,286
                                               Citigroup, Inc.                                            $    26,979,997
                                               Goldman Sachs Group, Inc.                                  $    12,999,437
                                               JPMorgan Chase & Co.                                       $    20,587,269
                                               Lehman Brothers Holdings, Inc.                             $     4,364,886
                                               Merrill Lynch & Co., Inc.                                  $     7,368,360
                                               Morgan Stanley                                             $     9,143,459
                                               Wachovia Bank Corp.                                        $    11,280,311
                                               Wachovia Bank Corp.                                        $     5,746,716

MainStay Short Term Bond Fund

                                               Citigroup Commercial Mortgage Trust                        $        154,204
                                               Deutsche Bank Financial LLC                                $      1,775,000
                                               JPMorgan Chase Commercial Mortgage Securities Corp.        $        787,389
                                               LB-UBS Commercial Mortgage Trust                           $        459,644
                                               LB-UBS Commercial Mortgage Trust                           $        331,416
                                               Merrill Lynch Mortgage Trust                               $        618,570
                                               Wachovia Bank Commercial Mortgage Trust                    $        459,695

MainStay Large Cap Opportunity Fund

                                               Bank of America Corp.                                      $        114,182
                                               Bank of New York Mellon Corp.                              $         69,367
                                               Citigroup, Inc.                                            $         98,297
                                               Goldman Sachs Group, Inc.                                  $         97,680
                                               JPMorgan Chase & Co.                                       $        167,461
                                               Lehman Brothers Holdings, Inc.                             $         47,505
                                               Morgan Stanley                                             $        101,361
                                               Wachovia Corp.                                             $         63,016

MainStay 130/30 Core Fund

                                               Bank of America Corp.                                      $        178,829
                                               Bank of New York Mellon Corp.                              $        261,517
                                               Citigroup, Inc.                                            $        462,450
                                               JPMorgan Chase & Co.                                       $        133,527
                                               Merrill Lynch & Co., Inc.                                  $        217,272
                                               Morgan Stanley                                             $        165,998
                                               Wachovia Corp.                                             $        174,773

MainStay 130/30 Growth Fund

                                               Morgan Stanley                                             $        199,964

MainStay Retirement 2010 Fund

                                               JPMorgan Multi-Cap Market Neutral Fund                     $         35,637

MainStay Retirement 2020 Fund

                                               JPMorgan Multi-Cap Market Neutral Fund                     $         20,652

MainStay Retirement 2030 Fund

                                               JPMorgan Multi-Cap Market Neutral Fund                     $         17,838

MainStay Retirement 2040 Fund

                                               JPMorgan Multi-Cap Market Neutral Fund                     $         12,175

MainStay Retirement 2050 Fund

                                               JPMorgan Multi-Cap Market Neutral Fund                     $          6,437


      A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

      The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

      Because the Manager does not expect to reallocate the assets of the MainStay Retirement Funds and the MainStay Allocation Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Retirement Funds and the MainStay Allocation Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.


SHAREHOLDER INVESTMENT ACCOUNT



      A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MainStay Investments. Whenever a transaction takes place in a Fund (other than the Cash Reserves Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the Cash Reserves Fund will be sent a monthly statement for each month in which a transaction occurs.



SHAREHOLDER TRANSACTIONS



      MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:



      - dividend and capital gain changes (including moving dividends between account registrations);



      -     address changes;



      - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);



      -     exchange requests between identical registrations; and



      -     redemptions of $100,000 or less to the address of record only.



      In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.



PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE


HOW TO PURCHASE SHARES OF THE FUNDS FROM MAINSTAY INVESTMENTS

GENERAL INFORMATION

      Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Investor Class, Sweep Class, Class A, Class B, Class C, Class R2, and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Investor Class or Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class or Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Investor Class or Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fees payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Investor Class, Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.


      The Funds' Class B share conversion feature provides that Class B shares will convert to Class A (or Investor Class if you are not eligible to hold Class A Shares) shares at the end of the calendar quarter eight years after purchase. As the conversion feature was established on October 24, 1997, the first conversion from Class B to Class A shares occurred on December 31, 2005. If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to convert, the shareholder may hold both Investor Class or Class A shares of the Fund (acquired as a result of conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial conversion of a shareholder's Class B shares to Investor Class or Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Investor Class or Class A shares. Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a contingent deferred sales charge that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.


BY MAIL

      Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Shares of any Fund, except the Cash Reserves Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Cash Reserves Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds.

BY TELEPHONE

      For all Funds, other than the Cash Reserves Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 4:00 pm, Eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

      An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:


      STATE STREET BANK AND TRUST COMPANY
      ABA NO. 011-0000-28
      ATTN: CUSTODY AND SHAREHOLDER SERVICES
      FOR CREDIT: MAINSTAY FUND _______________ CLASS____________________
      SHAREHOLDER NAME___________________________________________________
      SHAREHOLDER ACCOUNT NO. ___________________________________________
      DDA ACCOUNT NUMBER 99029415


AN APPLICATION MUST BE RECEIVED BY MAINSTAY INVESTMENTS WITHIN THREE BUSINESS DAYS.

      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon Eastern time, and federal funds must be received by MainStay Investments before 4:00 pm eastern time.

      Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS


      Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Fund's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS


      Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.


PURCHASES IN KIND


      Investors, including certain clients of the Manager and the Subadvisor, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor, if applicable. These transactions will be effected only if the Manager and Subadvisor, if applicable, determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor, if applicable. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined net asset value per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay fund must have the same procedures for determining their net asset values, and the Fund and the redeeming MainStay fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that Rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their net asset values (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. An investor must call 1-800-MAINSTAY (1-800-624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

OTHER INFORMATION


      Investors may, subject to the approval of the MainStay Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Fund reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS


INITIAL SALES CHARGE ALTERNATIVE ON INVESTOR CLASS SHARES AND CLASS A SHARES


      The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Cash Reserves Fund.

      The sales charge applicable to an investment in Investor Class and Class A shares of the All Cap Growth Fund, Income Manager Fund, Balanced Fund, Growth Equity Fund, Large Cap Opportunity Fund, Mid Cap Opportunity Fund, Small Cap Opportunity Fund, Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund, Moderate Growth Allocation Fund, the MainStay Retirement Funds and the MainStay 130/30 Funds will be determined according to the following table:


                                                               SALES CHARGE AS A
                                                                 PERCENTAGE OF
                                SALES CHARGE AS A               OFFERING PRICE:
                                  PERCENTAGE OF:          ---------------------------
                            -------------------------                    RETAINED BY
        AMOUNT OF           OFFERING       NET AMOUNT     RETAINED BY        THE
        PURCHASE              PRICE         INVESTED        DEALER        DISTRIBUTOR
------------------------    --------       ----------     ------------   ------------
Less than $50,000              5.50%          5.82%           4.75%            0.75%
$50,000 to $99,999             4.50%          4.71%           4.00%            0.50%
$100,000 to $249,999           3.50%          3.63%           3.00%            0.50%
$250,000 to $499,999           2.50%          2.56%           2.00%            0.50%
$500,000 to $999,999           2.00%          2.04%           1.75%            0.25%
$1,000,000 or more*            None           None       See Below*            None


      The sales charge applicable to an investment in Investor Class shares or Class A shares of the Intermediate Term Bond Fund will be determined according to the following table:


                                                                SALES CHARGE AS A
                                                                  PERCENTAGE OF
                                SALES CHARGE AS A                OFFERING PRICE:
                                 PERCENTAGE OF:           ---------------------------
                            -------------------------                    RETAINED BY
        AMOUNT OF           OFFERING       NET AMOUNT     RETAINED BY         THE
        PURCHASE              PRICE         INVESTED        DEALER        DISTRIBUTOR
------------------------   ---------       ----------     -----------    ------------
Less than $100,000             4.50%          4.71%             4.00%        0.50%
$100,000 to $249,999           3.50%          3.63%             3.00%        0.50%
$250,000 to $499,999           2.50%          2.56%             2.00%        0.50%
$500,000 to $999,999           2.00%          2.04%             1.75%        0.25%
$1,000,000 or more*            None           None         See Below*        None

      The sales charge for Investor Class shares or Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond will be determined according to the following table:



                                                             SALES CHARGE AS A
                                                               PERCENTAGE OF
                                 SALES CHARGE AS A            OFFERING PRICE:
                                  PERCENTAGE OF:         ------------------------------
                          ----------------------------                     RETAINED BY
        AMOUNT OF           OFFERING       NET AMOUNT     RETAINED BY         THE
        PURCHASE              PRICE         INVESTED        DEALER        DISTRIBUTOR
------------------------  ------------  --------------   -------------   --------------
Less than $100,000             3.00%          3.09%             2.75%        0.25%
$100,000 to $249,999           2.50%          2.56%             2.25%        0.25%
$250,000 to $499,999           2.00%          2.04%             1.75%        0.25%
$500,000 to $999,999           1.50%          1.52%             1.25%        0.25%
$1,000,000 or more*            None           None         See Below*        None


The sales charge for Investor Class or Class A Shares of the Floating Rate Fund will be determined according to the following table:


                                                              SALES CHARGE AS A
                                                                PERCENTAGE OF
                               SALES CHARGE AS A               OFFERING PRICE:
                                 PERCENTAGE OF:          -----------------------------
                            -------------------------                    RETAINED BY
        AMOUNT OF           OFFERING       NET AMOUNT     RETAINED BY         THE
        PURCHASE              PRICE         INVESTED        DEALER        DISTRIBUTOR
------------------------    --------       ----------     ------------   -------------
$100,000 or less                3.00%          3.09%         2.75%           0.25%
$100,000 to $249,999            2.00%          2.04%         1.75%           0.25%
$250,000 to $499,999            1.50%          1.52%         1.25%           0.25%
$500,000 or more*               None*          None*         1.00%+          None


* No sales charge applies on investments of $1 million or more ($500,000 for the Floating Rate Fund), but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Class A Shares -- Contingent Deferred Sales Charge, Class A."

+ 1% finder's fee on sales from $500,000 to $3 million, 0.50% on portion from $3 million to $5 million and 0.40% on portion of $5 million or more.

      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($500,000 for the Floating Rate Fund), the Distributor may pay, from its own resources, a commission to dealers on such investments. See the section entitled "Purchases At Net Asset Value" below for more information.

      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.


      The sales charge applicable to an investment in Investor Class or Class A shares of the Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.72% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the Intermediate Term Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the Intermediate Term Bond Fund on October 31, 2007.



NAV per Class A Share at October 31, 2007                                          $    9.73
Per Share Sales Charge - 4.50% of offering price (4.72% of NAV per share)          $    0.46
Class A Per Share Offering Price to the Public                                     $   10.19



      The sales charge applicable to an investment in Investor Class or Class A shares of the All Cap Growth Fund, Income Manager Fund, Balanced Fund, Growth Equity Fund, Large Cap Opportunity Fund, Mid Cap Opportunity Fund, Small Cap Opportunity Fund, and the MainStay 130/30 Funds will be 5.50% of the offering price per share (5.83% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the All Cap Growth Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the All Cap Growth Fund on October 31, 2007. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price pf the Investor Class shares is the same as that shown for Class A shares.



NAV per Class A Share at October 31, 2007                                          $   28.85
Per Share Sales Charge - 5.50% of offering price (5.83% of NAV per share)          $    1.68
Class A Per Share Offering Price to the Public                                     $   30.53



      The sales charge applicable to an investment in Investor Class or Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond Fund will be 3.00% of the offering price per share (3.11% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the S&P 500 Index Fund on October 31, 2007. The offering price of shares of the Indexed Bond Fund and Short Term Bond Fund can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.



NAV per Class A Share at October 31, 2007                                               $   35.79
Per Share Sales Charge - 3.00% of offering price (3.11% of NAV per share)               $    1.11
Class A Per Share Offering Price to the Public                                          $   36.90



      The sales charge applicable to an investment in Investor Class or Class A shares of the Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund and Moderate Growth Allocation Fund, and MainStay Retirement Funds will be 5.50% of the offering price per share (5.80% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay Growth Allocation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the MainStay Asset Allocation Fund on October 31, 2007. The offering price of the Class A shares of each of the MainStay Asset Allocation Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.



NAV per Class A Share at October 31, 2007                                               $   13.78
Per Share Sales Charge - 5.50% of offering price (5.80% of NAV per share)               $    0.80
Class A Per Share Offering Price to the Public                                          $   14.58


PURCHASES AT NET ASSET VALUE

      Purchases of Investor Class shares or Class A shares in an amount equal to $1 million or more ($500,000 for the Floating Rate Fund) will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."

      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with NYLIM); employees (and immediate family members) of MacKay Shields and ICAP, respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class A shares of the Funds are sold at NAV to the CollegeSense 529 Plan.


      In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."

      Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc. as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.


      Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, NYLIFE Distributors LLC, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with NYLIFE Distributors LLC or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors, (vi) individuals purchasing through certain registered investment advisers that maintain institutional separate accounts with ICAP, (vii) investors purchasing through certain non-broker/dealer affiliated, registered investment advisory firms, which in the aggregate invest or manage at least $100,000 in the MainStay funds, and (viii) investors purchasing through certain registered investment advisory firms that held aggregate holdings of at least $5 million in the ICAP Funds through certain platforms as of August 28, 2006, which maintain, in aggregate, investments of at least $1 million in the MainStay funds.

      Although an investor will not pay a sales charge on Investor Class shares or Class I shares or on Class A share investments of $1,000,000 or more ($500,000 for the Floating Rate Fund), the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a sales or service arrangement. With respect to Class A share investments of $1,000,000 or more in the Funds, excluding the MainStay Cash Reserves Fund, the dealer will receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES

      Under a right of accumulation, purchases of one or more Funds by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. Please note that you may not use the right of accumulation to avoid being subject to the investment minimums of any class of shares.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

      The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)


      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).


      On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will process an LOI adjustment.

      Please note that you may not use LOI to avoid being subject to the investment minimums of any class of shares.

CONTINGENT DEFERRED SALES CHARGE, INVESTOR CLASS AND CLASS A

      In order to recover commissions paid to dealers on qualified investments of $1 million or more ($500,000 for the Floating Rate Fund), a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Investor Class and Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.


      Investor Class and Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Investor Class and Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.


      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B


      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the contingent deferred sales charge for all Funds except the Floating Rate Fund:


                                                          CONTINGENT DEFERRED SALES CHARGE AS A
                                                      PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
YEAR SINCE PURCHASE PAYMENT MADE                                         CHARGE
---------------------------------------------         --------------------------------------------
First                                                                       5.0%
Second                                                                      4.0%
Third                                                                       3.0%
Fourth                                                                      2.0%
Fifth                                                                       2.0%
Sixth                                                                       1.0%
Thereafter                                                                 None


      The following table sets forth the rates of the contingent deferred sales charge for the Floating Rate Fund:


                                                          CONTINGENT DEFERRED SALES CHARGE AS A
                                                      PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
YEAR SINCE PURCHASE PAYMENT MADE                                         CHARGE
----------------------------------------------        --------------------------------------------
First                                                                   3.0%
Second                                                                  2.0%
Third                                                                   2.0%
Fourth                                                                  1.0%
Thereafter                                                             None


      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.


      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the record keeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.


      ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by Directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.



      ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.


      Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C


      A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.


      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

PURCHASES AND REDEMPTIONS - ADDITIONAL INFORMATION

      Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Funds may allow. Send your written request to MainStay Investments, P.O. Box 8401, Boston, Massachusetts 02266-8401.

      Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

      In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

      The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.


      Purchases and redemptions for each class of shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.



      Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions).

These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.


      The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

      The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

      For shares of the Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

      The Company/Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Company/Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Company/Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Company/Trust has requested) has been provided.

      The Funds have entered into a committed line of credit with State Street Bank and Trust Company, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large or unanticipated redemption requests.


REDEMPTION FEE

      The MainStay Floating Rate Fund, the MainStay 130/30 International Fund and the MainStay 130/30 High Yield Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares made within 60 days of purchase. The redemption fees are received directly by the Fund and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLANS

      MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

REDEMPTIONS IN KIND


      The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.


SUSPENSION OF REDEMPTIONS

      The Company/Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Company/Trust; or (4) at any other time when the Company/Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

      Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

      Subject to the conditions and limitations described herein, Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by NYLIM, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time) or by accessing your account via www.mainstayfunds.com.

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

      Generally, shareholders may exchange their Investor Class shares or Class A shares of a Fund for Investor Class shares or Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Investor Class shares or Class A shares of the Cash Reserves Fund for Investor Class shares or Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

      Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges of those shares into the Cash Reserves Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Cash Reserves Fund even though the Cash Reserves Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the Cash Reserves Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Investor Class shares or Class A shares with respect to Class B shares) stops until the shares are exchanged back into shares of another MainStay Fund.


      In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social

Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.


      For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

      The exchange privilege may be modified or withdrawn at any time upon prior notice.

NET ASSET VALUE

      The Funds determine the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of each Fund (except the MainStay Cash Reserves Fund, which is determined at noon, New York City time), by dividing the current market value (amortized cost, in the case of the MainStay Cash Reserves Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Cash Reserves Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Cash Reserves Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities of each of the other Funds are valued:

      (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

      (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

      (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

      (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;


      (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

      (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

      (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

      Floating Rate Loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

      Typically Floating Rate Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Company/Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the times their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Manager and Subadvisor, as applicable, will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager and Subadvisor will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company or Trust, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

      To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.



                          TAX-DEFERRED RETIREMENT PLANS



         CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS







      Shares of a Fund may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.



INDIVIDUAL RETIREMENT ACCOUNT ("IRA")



      Shares of a Fund may also be purchased by an IRA. Both traditional IRAs and Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.



      TRADITIONAL IRAs. For 2008 an individual who has not attained age 70-1/2 may contribute as much as $5,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.



      Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.



      Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.



     (a) ELIGIBILITY Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,000 (or an additional $5,000 in the case of Spousal
IRA), for tax year 2008, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,000 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by: $1000 for any taxable year beginning in 2006 and years thereafter.



(b) ACTIVE PARTICIPANT You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.



(c) MODIFIED ADJUSTED GROSS INCOME (MAGI) If you or your spouse is an active participant, you must look at your Modified Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $53,000 and phased out at $63,000 (for
2008). The deduction threshold level if you are married and file a joint tax return is $85,000 and phased out at $105,000 (for 2008), and if you are married but file a separate tax return, the threshold level is $10,000 (for 2008). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $159,000 and phased out at $169,000(for
2008).



     The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.



     An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.



Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of a 50% excise tax.



     ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. For 2008, the Roth IRA, like the traditional IRA, is subject to a $5,000 ($10,000 for a married couple, $6,000 for individuals over age 50, and $12,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $101,000 and $116,000 ($159,000 - $169,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. . All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner.



     Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.



     COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution.



     All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.



403(B)(7) TAX SHELTERED ACCOUNT

      Shares of a Fund may also be purchased by a tax sheltered custodial account (403(b)(7) TSA plans) made available by the Distributor. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations, educational institutions or public school systems) are eligible to participate in 403(b)(7) TSA plans.

GENERAL INFORMATION

      Shares of a Fund are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions.

      The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

      The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                 TAX INFORMATION

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long- term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.


      The MainStay Asset Allocation Funds and the MainStay Retirement Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such those funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Retirement Funds and the MainStay Asset Allocation Funds could therefore affect the amount, timing and character of distributions to their shareholders.

      Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.


      To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

      If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

      Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.


      The MainStay Asset Allocation Funds and the MainStay Retirement Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Retirement Funds or the MainStay Asset Allocation Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from debt instruments will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.


      Under recently enacted tax legislation, the maximum individual tax rate on income from long-term capital gains and qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The reduced tax rate on long-term capital gains and qualified dividends is currently scheduled to expire after 2010 in the absence of further congressional action. Since many of the stocks in which the Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Retirement Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends.

      If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

      The MainStay Retirement Funds and the MainStay Asset Allocation Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which the MainStay Retirement Funds or the MainStay Asset Allocation Funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. Depending on a the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' percentage ownership in an Underlying Fund both before and after a redemption, the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' redemption of shares of such Underlying Fund may cause the MainStay Retirement Funds or the MainStay Asset Allocation Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. As a result of these factors, the use of the fund-of-funds structure by the MainStay Retirement Funds and the MainStay Asset Allocation Funds could therefore affect the amount, timing and character of distributions to shareholders.

      A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Distributions by a Fund (other than the MainStay Cash Reserves Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

      A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

      A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated.



                                                                                  CAPITAL LOSS AMOUNT
FUND                                                    AVAILABLE THROUGH                (000'S)
----------------------------------------                -----------------         -------------------
ALL CAP GROWTH FUND                                                   N/A                        N/A
BALANCED FUND                                                         N/A                        N/A
CASH RESERVES FUND                                                   2012                        $ 2
                                                                     2013                          1
                                                                     2015                          3
                                                                                                   6
CONSERVATIVE ALLOCATION FUND                                          N/A                        N/A
FLOATING RATE FUND                                                   2012                      $ 229
                                                                     2013                      3,166
                                                                     2014                      1,437
                                                                     2015                     14,042
                                                                                              18,874
GROWTH ALLOCATION FUND                                                N/A                        N/A
GROWTH EQUITY FUND                                                    N/A                        N/A
INCOME MANAGER FUND                                                   N/A                        N/A
INDEXED BOND FUND                                                    2008                     $1,793
                                                                     2009                        105
                                                                     2014                      4,691
                                                                     2015                        307
                                                                                               6,896
INTERMEDIATE TERM BOND FUND                                          2008                     $3,661
                                                                     2010                        897
                                                                     2014                      1,388
                                                                                               5,946
LARGE CAP OPPORTUNITY FUND                                            N/A                        N/A
MID CAP OPPORTUNITY FUND                                              N/A                        N/A
MODERATE ALLOCATION FUND                                              N/A                        N/A
MODERATE GROWTH ALLOCATION FUND                                       N/A                        N/A
S&P 500 INDEX FUND                                                   2010                    $14,886
                                                                     2013                      5,221
                                                                     2014                     51,930
                                                                                              72,037
SHORT TERM BOND FUND                                                 2008                       $758
                                                                     2009                        158
                                                                     2010                         35
                                                                     2011                       --(a)
                                                                     2012                        297
                                                                     2013                      1,183
                                                                     2014                        816
                                                                                               3,247
SMALL CAP OPPORTUNITY FUND                                            N/A                        N/A
130/30 CORE FUND                                                     2015                       $509
                                                                                                 509
130/30 GROWTH FUND                                                   2015                       $939
                                                                                                 939
130/30 INTERNATIONAL FUND                                             N/A                        N/A
RETIREMENT 2010  FUND                                                 N/A                        N/A
RETIREMENT 2020  FUND                                                 N/A                        N/A
RETIREMENT 2030  FUND                                                 N/A                        N/A
RETIREMENT 2040  FUND                                                 N/A                        N/A
RETIREMENT 2050  FUND                                                 N/A                        N/A

* The MainStay 130/30 High Yield Fund had not commenced operations as of October 31, 2006. Therefore, no amounts are indicated for this Fund.

(a) Less than one thousand.


The All Cap Growth, Intermediate Term Bond, S&P 500 Index, Short Term Bond and Small Cap Opportunity Funds utilized $4,030,617, $676,871, $11,296,083, $403,471 and $2,841,835, respectively, of capital loss carryforwards during the year ended October 31, 2007.



In addition, the Indexed Bond, Intermediate Term Bond, and Short Term Bond Funds had $1,409,717, $3,355,307 and $168,813, respectively, of capital loss carryforwards that expired.


DISPOSITIONS OF FUND SHARES

      Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

      A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

      Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT


      Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and, therefore, is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

      In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short term capital gain.

TAXATION OF OPTIONS, FUTURES CONTRACTS AND SIMILAR INSTRUMENTS

      Many of the options, futures contracts, and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

      Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

      Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

      Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

      The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.


      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

      Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

      Recently enacted rules may affect the timing and character of gain if an Underlying Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If an Underlying Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Underlying Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Underlying Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Underlying Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXES

      Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

      Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, none of the Funds are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. In the event that such an election were made, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and would be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to various limitations, including a holding period requirement for Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES

      Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

      Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

      All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.

      Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

      Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Cash Reserves Fund), except in the case of certain exempt shareholders.

      Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions

      Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

      Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

FOREIGN INVESTORS

      The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

CAPITALIZATION

      The Funds are separate portfolios of the Company and the Trust. The Funds are authorized to offer shares in one or more of the following classes: Class A, Class B, Class C (which include, for certain of the Funds, L Class shares that were redesignated as Class C shares as of January 1, 2004), Class I (which, prior to January 1, 2004, was named the No-Load Class), Class R1, Class R2 and Class R3 shares. The MainStay Cash Reserves Fund is also authorized to offer the Sweep Class of shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY


      Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      KPMG, has been selected as independent registered public accounting firm for the Company and the Trust. KPMG examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.


TRANSFER AGENT


      NYLIM Service Company LLC ("NYLIM SC" or "MainStay Investments"), an affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. MainStay Investments, whose address is 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MainStay Investments provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MainStay Investments is paid a per account fee and out-of-pocket expenses by the Funds. MainStay Investments has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 2 Heritage Drive, N. Quincy, Massachusetts 02021-2809 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street Bank and retains the interest earnings generated from these accounts.


      BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Fund or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.


      The Transfer Agent has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Funds, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.



      Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. These fees and expenses are reflected among "Other Expenses" in the applicable prospectus fee table. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.


CUSTODIAN

      State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Funds of the Company and Trust and has subcustodial agreements for holding the Funds' foreign assets.

LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT


    This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

    Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

    Under certain circumstances, shareholders of the Funds of the Trust may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

    In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS


    As of January 31, 2008, the Trustees/Directors and officers of the Trust/Company as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of January 31, 2008 (except for MainStay 130/30 High Yield Fund which had not yet commenced operations), of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund.



                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
MAINSTAY ALL CAP GROWTH FUND  -         New York Life Trust Company             233,076.2800        17.54%
CLASS A                                 Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY ALL CAP GROWTH FUND  -         New York Life  Progress-Sharing       8,030,589.0710        77.35%
CLASS I                                 Investment Plan Program
                                        c/o Maria Mauceri
                                        51 Madison Ave Room 1305
                                        New York NY 10010-1603

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        New York Life Trust Company           1,088,694.4970        10.49%
                                        Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY BALANCED FUND  - CLASS A       New York Life Trust Company             857,165.6240         6.14%
                                        Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY BALANCED FUND  - CLASS B       Merrill Lynch  Pierce Fenner &          371,923.7700         7.31%
                                        Smith  Inc - for the sole
                                        benefit of its customers
                                        Attn: Fund Administration 97t98
                                        4800 Deer Lake Drive East, 3rd Fl
                                        Jacksonville FL 32246-6484

                                        Citigroup Global Markets Inc            312,086.4320         6.14%
                                        House Account
                                        00109801250
                                        Attn Peter Booth 7th Floor
                                        333 W 34th St
                                        New York NY 10001-2402

MAINSTAY BALANCED FUND  - CLASS C       Merrill Lynch  Pierce Fenner &        1,088,579.7360        20.07%
                                        Smith  Inc - for the sole benefit
                                        of its customers
                                        Attn: Fund Administration 97t98
                                        4800 Deer Lake Drive East, 3rd Fl
                                        Jacksonville FL 32246-6484

                                        Citigroup Global Markets Inc            977,238.0140        18.02%
                                        House Account
                                        00109801250
                                        Attn Peter Booth 7th Floor
                                        333 W 34th St
                                        New York NY 10001-2402

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
MAINSTAY BALANCED FUND  - CLASS I       New York Life Trust Company           8,492,678.7530        63.08%
                                        Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

                                        Charles Schwab & Company Inc          1,578,353.7170        11.72%
                                        Attn: Mutual Fund Dept
                                        101 Montgomery Street
                                        San Francisco Ca  94104-4151

                                        New York Life Insurance Co              733,994.6140         5.45%
                                        Peter Brigando Managing Director
                                        Attn: Al Guiliano
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY BALANCED FUND  - CLASS R1      New York Life Trust Company           2,189,765.6790        99.87%
                                        Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY BALANCED FUND  - CLASS R2      New York Life Trust Company           2,717,774.1200        79.96%
                                        Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY CASH RESERVES FUND  -          New York Life Trust Company         258,464,420.0160        73.86%
CLASS I                                 Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
MAINSTAY CASH RESERVES FUND  -          National Financial Services LLC     434,507,216.0800       100.00%
CLASS SW                                for exclusive benefit of
                                        our customers

                                        c/o Mutual Funds Dept, 5th Floor
                                        200 Liberty St
                                        1 World Financial Center
                                        New York NY 10281-1003

MAINSTAY CONSERVATIVE ALLOCATION FUND   Merrill Lynch  Pierce Fenner &          144,277.1430         7.19%
- CLASS C                               Smith  Inc - for the sole benefit
                                        of its customers
                                        Attn: Fund Administration 97t98
                                        4800 Deer Lake Drive East, 3rd Fl
                                        Jacksonville FL 32246-6484

MAINSTAY CONSERVATIVE ALLOCATION FUND   Evergreen Teachers Assoc                 52,829.7710        42.87%
- CLASS I                               Health & Welfare Trust
                                        PO Box 5057
                                        San Jose CA 95150-5057

                                        BB&T Company Of VA Cust                  35,610.5930        28.89%
                                        FBO IPC Prototype Plan
                                        c/o Cynthia Jones
                                        PO Box 8095
                                        Virginia Bch VA  23450-8095

                                        New York Life Trust Company              10,996.5010         8.92%
                                        Cust for the rollover IRA of
                                        Michael N Swinburn
                                        7537 Teak Way
                                        Rancho Cucamonga Ca  91730-1532

                                        New York Life Trust Company               9,865.5430         8.01%
                                        Cust for the rollover IRA of
                                        Diane S Morton
                                        147 Alamo Hills Ct
                                        Alamo CA 94507-2243

                                        New York Life Trust Company               7,021.1900         5.70%
                                        Cust for the rollover IRA of
                                        Suzanne C Sullivan
                                        111 W 3rd Ave Apt 205
                                        San Mateo CA 94402-7101

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
MAINSTAY FLOATING RATE FUND  -          Merrill Lynch  Pierce Fenner &        4,437,534.7570         8.38%
CLASS A                                 Smith  Inc - for the sole benefit
                                        of its customers
                                        Attn: Fund Administration 97t98
                                        4800 Deer Lake Drive East, 3rd Fl
                                        Jacksonville FL 32246-6484

                                        Citigroup Global Markets Inc          2,745,641.7420         5.18%
                                        House Account
                                        00109801250
                                        Attn Peter Booth 7th Floor
                                        333 W 34th St
                                        New York NY 10001-2402

MAINSTAY FLOATING RATE FUND  -          Merrill Lynch  Pierce Fenner &        3,890,998.3110        18.58%
CLASS C                                 Smith  Inc - for the sole benefit
                                        of its customers
                                        Attn: Fund Administration 97t98
                                        4800 Deer Lake Drive East, 3rd Fl
                                        Jacksonville FL 32246-6484

                                        Citigroup Global Markets Inc          2,084,409.5840         9.95%
                                        House Account
                                        00109801250
                                        Attn Peter Booth 7th Floor
                                        333 W 34th St
                                        New York NY 10001-2402

MAINSTAY FLOATING RATE FUND  -          Mac & Co A/C CABF0480002              6,385,790.0980        49.51%
CLASS I                                 Attn Mutual Fund Ops
                                        P O Box 3198
                                        525 William Penn Place
                                        Pittsburgh PA 15230-3198

                                        New York Life Insurance Co            1,783,743.4210        13.83%
                                        Mainstay Growth Allocation Fund
                                        1180 Avenue of the Americas

                                        Attn: Maggie Goodman
                                        New York Life Investment Mgmt
                                        New York NY 10036-8401

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        New York Life Insurance Co            1,611,804.2240        12.50%
                                        Mainstay Moderate Allocation Fund
                                        1180 Avenue of the
                                        Americas Floor 22

                                        Attn: Maggie Goodman
                                        New York Life Investment Mgmt
                                        New York NY 10036-8401

                                        Raymond James & Assoc Inc             1,135,825.5250         8.81%
                                        FBO Helios Education
                                        Bin# 86628760
                                        880 Carillon Pkwy
                                        St Petersburg FL  33716-1100

                                        New York Life Insurance Co            1,109,755.1260         8.60%
                                        Mainstay Conservative
                                        Allocation Fund
                                        1180 Avenue of the
                                        Americas Floor 22

                                        Attn: Maggie Goodman
                                        New York Life Investment Mgmt
                                        New York NY 10036-8401

MAINSTAY GROWTH ALLOCATION FUND  -      Merrill Lynch  Pierce Fenner &          109,593.6430         9.93%
CLASS C                                 Smith  Inc - for the sole benefit
                                        of its customers
                                        Attn: Fund Administration 97t98
                                        4800 Deer Lake Drive East, 3rd Fl
                                        Jacksonville FL 32246-6484

MAINSTAY GROWTH ALLOCATION FUND  -      Gunite Workers Local 345                 27,019.3370        70.12%
CLASS I                                 PO Box 3345
                                        Burbank CA 91508-3345

                                        James A Williams                          2,863.0580         7.43%
                                        TR UTU Adminstrative Health Plan
                                        FBO Tamara Jara
                                        15999 Cypress Ave
                                        Irwindale CA 91706-2162

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        Bradford C Brown and Shannon E            2,143.7500         5.56%
                                        Brown
                                        JT TEN
                                        1223 Ideal Way
                                        Charlotte NC 28203-5747

MAINSTAY GROWTH EQUITY FUND  -          New York Life Insurance                   5,000.0000        84.14%
CLASS A                                 Company
                                        Attn Thomas Mahon Room 201
                                        51 Madison Avenue
                                        New York NY 10010-1603

                                        Michael M Reifel                            942.2790        15.86%
                                        TOD Registration On File
                                        128 Colonial Pkwy Apt 4k
                                        Yonkers NY 10710-3827

MAINSTAY GROWTH EQUITY FUND  -          New York Life Insurance                   5,000.0000       100.00%
CLASS B                                 Company
                                        Attn Thomas Mahon Room 201
                                        51 Madison Avenue
                                        New York NY 10010-1603

MAINSTAY GROWTH EQUITY FUND  -          New York Life Insurance                   5,000.0000       100.00%
CLASS C                                 Company
                                        Attn Thomas Mahon Room 201
                                        51 Madison Avenue
                                        New York NY 10010-1603

MAINSTAY GROWTH EQUITY FUND  -          New York Life Insurance Co            2,904,788.3230        18.88%
CLASS I                                 Mainstay VP Moderate Growth
                                        Allocation
                                        (57230 C/O Tony Elavia
                                        51 Madison Ave 2nd Fl -
                                        EIG Group
                                        Attn: Maggie Goodman
                                        New York NY 10010-1610

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        New York Life Insurance Co            2,675,773.8980        17.39%
                                        Mainstay Moderate Growth Alloc
                                        Fund
                                        51 Madison Ave
                                        EIG Operations 2nd Fl
                                        Attn: Maggie Goodman
                                        New York NY 10010-1603

                                        New York Life Insurance Co            1,933,948.5520        12.57%
                                        Mainstay Moderate Allocation Fund
                                        51 Madison Ave
                                        EIG Operations 2nd Fl
                                        Attn: M Goodman
                                        New York NY 10010-1603

                                        New York Life Insurance Co            1,877,032.1790        12.20%
                                        Mainstay VP Moderate Allocation
                                        (57220) c/o Tony Elavia
                                        51 Madison Ave
                                        2nd Fl - EIG Group Attn: Goodman
                                        New York NY 10010-1603

                                        New York Life Insurance Co            1,869,384.2300        12.15%
                                        Mainstay Growth
                                        Allocation Fund
                                        51 Madison Ave
                                        EIG Operations 2nd Fl
                                        Attn: M Goodman
                                        New York NY 10010-1603

                                        New York Life Insurance Co            1,799,001.9600        11.69%
                                        Mainstay VP Growth Allocation
                                        (57210) - c/o Tony Elavia
                                        51 Madison Ave Lobby 2
                                        Attn: EIG Group Attn: M Goodman
                                        New York NY 10010-1610

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        New York Life Insurance Co              794,387.1810         5.16%
                                        Mainstay VP Conservative
                                        Allocation
                                        57200 - C/O Tony Elavia
                                        51 Madison Ave 2nd Fl -
                                        EIG Group
                                        Attn: Maggie Goodman
                                        New York NY 10010-1610

                                        New York Life Insurance Company         776,509.0790         5.05%
                                        Attn Thomas Mahon Room 201
                                        51 Madison Avenue
                                        New York NY 10010-1603

MAINSTAY INCOME MANAGER FUND  -         New York Life Trust Company             392,542.4230         6.24%
CLASS A                                 Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY INCOME MANAGER FUND  -         Merrill Lynch Pierce Fenner &           190,664.0020        20.44%
CLASS C                                 Smith  Inc - for the sole benefit
                                        of its customers
                                        Attn: Fund Administration 97YK8
                                        4800 Deer Lake Drive East, 3rd Fl
                                        Jacksonville FL 32246-6484

                                        Citigroup Global Markets Inc             52,266.7250         5.60%
                                        House Account
                                        00109801250
                                        Attn Peter Booth 7th Floor
                                        333 W 34th St
                                        New York NY 10001-2402

MAINSTAY INCOME MANAGER FUND  -         New York Life Trust Company           8,596,152.0170        49.11%
CLASS I                                 Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        New York Life Progress-Sharing        4,944,054.3740        28.25%
                                        Investment Plan Program
                                        c/o Maria Mauceri
                                        51 Madison Ave, Room 1305
                                        New York NY 10010-1603

MAINSTAY INDEXED BOND FUND  - CLASS A   New York Life Trust Company           2,698,741.3110        45.43%
                                        Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY INDEXED BOND FUND  - CLASS I   New York Life Trust Company          15,462,735.6810        40.81%
                                        Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

                                        New York Life Insurance Co            6,932,690.7250        18.30%
                                        Mainstay Moderate
                                        Allocation Fund

                                        1180 Avenue of the Americas Fl 22
                                        Attn: Maggie Goodman
                                        New York Life Investment Mgmt
                                        New York NY 10036-8401

                                        New York Life Insurance Co            4,750,628.8380        12.54%
                                        Mainstay Conservative Allocation
                                        Fund
                                        1180 Avenue of the Americas Fl 22
                                        Attn: Maggie Goodman
                                        New York NY 10036-8401

                                        New York Life Foundation              3,979,768.0440        10.50%
                                        c/o Mr. Charles Holek
                                        51 Madison Ave Room 504
                                        New York NY 10010-1603

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        New York Life Insurance Co            2,457,143.7680         6.48%
                                        Mainstay Moderate Growth
                                        Allocation Fund
                                        1180 Avenue of the
                                        Americas Fl 22
                                        Attn: Maggie Goodman
                                        New York Life Investment Mgmt
                                        New York NY 10036-8401

MAINSTAY INTERMEDIATE TERN BOND FUND    New York Life Trust Company             457,722.4210        37.41%
- CLASS A                               Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY INTERMEDIATE TERN BOND FUND    Merrill Lynch Pierce Fenner &            94,378.4560        20.83%
- CLASS C                               Smith  Inc - for the sole benefit
                                        of its customers
                                        Attn: Fund Administration 97YK8
                                        4800 Deer Lake Drive East, 3rd Fl
                                        Jacksonville FL 32246-6484

                                        Citigroup Global Markets Inc             25,494.7750         5.63%
                                        House Account
                                        00109801250
                                        Attn Peter Booth 7th Floor
                                        333 W 34th St
                                        New York NY 10001-2402

MAINSTAY INTERMEDIATE TERN BOND FUND    New York Life Insurance Co            2,568,389.0580        17.59%
- CLASS I                               c/o Richard Schwartz
                                        51 Madison Ave Room 201
                                        New York NY 10010-1603

                                        New York Life Ins. Co. Agents'        2,107,242.3540        14.44%
                                        Health and Life Benefit
                                        Trust Life Benefits
                                        c/o Maria Mauceri
                                        51 Madison Ave Room 1305
                                        New York NY 10010-1603

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        New York Life Trust Company           2,101,089.8150        14.39%
                                        Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

                                        New York Life Ins. Co. Employees'     1,965,352.8820        13.46%
                                        Health and Life Benefit
                                        Trust Life Benefits
                                        c/o Maria Mauceri
                                        51 Madison Ave Room 1305
                                        New York NY 10010-1603

                                        New York Life                         1,531,711.2360        10.49%
                                        Separate Accounts
                                        Attn: Carol Meyer
                                        c/o Darrel Thompson
                                        101 Barclay St, 8 East Fl
                                        New York NY 10286-0001

                                        New York Life Insurance Co            1,385,791.1600         9.49%
                                        Mainstay Moderate Allocation Fund
                                        1180 Avenue of the
                                        Americas Floor 22
                                        Attn: Maggie Goodman
                                        New York Life Investment Mgmt
                                        New York NY 10036-8401

                                        New York Life Insurance Co              928,500.1390         6.36%
                                        Mainstay Conservative Allocation
                                        Fund
                                        c/o Maggie Goodman
                                        1180 Avenue Of The
                                        Americas Fl 22
                                        Attn: Maggie Goodman
                                        New York NY 10036-8401

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
MAINSTAY LARGE CAP OPPORTUNITY FUND -   New York Life Investment                  6,186.4110        79.67%
CLASS A                                 Mgmt LLC Christine Dempsey Tra

                                        William Gibson TRA
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

                                        Pershing LLC                                601.0150         7.74%
                                        P O Box 2052
                                        Jersey City NJ  07303-2052

MAINSTAY LARGE CAP OPPORTUNITY FUND -   New York Life Investment                  6,090.4250        68.63%
CLASS B                                 Mgmt LLC
                                        Christine Dempsey TRA
                                        William Gibson TRA
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

                                        New York Life Trust Company                 833.3710         9.39%
                                        Custodian for the Roth Ira of
                                        Micaela Orpheus
                                        96 Prospect Street
                                        Manchester CT 06040-6533

                                        Edouard N Dawson                            747.1790         8.42%
                                        TOD Registration on file
                                        360 McClellan Ave
                                        Hamilton NJ 08610-6050

MAINSTAY LARGE CAP OPPORTUNITY FUND -   New York Life Investment                  6,092.3250       100.00%
CLASS C                                 Mgmt LLC
                                        Christine Dempsey TRA
                                        William Gibson TRA
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
MAINSTAY LARGE CAP OPPORTUNITY FUND -   New York Life Investment                514,261.2600        93.98%
CLASS I                                 Mgmt LLC
                                        Christine Dempsey TRA
                                        William Gibson TRA
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

MAINSTAY MID CAP OPPORTUNITY FUND  -    Merrill Lynch  Pierce Fenner &          344,130.3420        13.61%
CLASS A                                 Smith  Inc -
                                        for the sole benefit of its
                                        customers
                                        Attn: Fund Administration 97T89
                                        4800 Deer Lake Drive East
                                        Third Floor
                                        Jacksonville FL  32246-6484

MAINSTAY MID CAP OPPORTUNITY FUND  -    Merrill Lynch  Pierce Fenner &          164,088.9740        18.68%
CLASS C                                 Smith  Inc -
                                        for the sole benefit of its
                                        customers
                                        Attn: Fund Administration 97T89
                                        4800 Deer Lake Drive East
                                        Third Floor
                                        Jacksonville FL  32246-6484

                                        Citigroup Global Markets Inc             62,441.6190         7.11%
                                        House Account
                                        00109801250
                                        Attn Peter Booth 7th Floor
                                        333 W 34th St
                                        New York NY 10001-2402

MAINSTAY MID CAP OPPORTUNITY FUND  -    Charles Schwab & Co, Inc                204,179.2760        28.43%
CLASS I                                 Attn Mutual Fund Department
                                        101 Montgomery Street
                                        San Francisco CA 94104

                                        Bodine Hourly-TCM                       146,688.4670        20.42%
                                        NYLIFE Investment Management
                                        51 Madison Ave 2nd Fl
                                        New York NY 10010-1610

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        Mid-Continent Minerals                   43,403.6010         6.04%
                                        Corporation
                                        Pension Plan
                                        c/o Robert Delaney
                                        1317 Grand Ave, Suite 228
                                        Glenwood Springs CO  81601-3841

                                        Counsel Trust Co FBO                     37,755.2530         5.26%
                                        Colorado Laborers and
                                        Professional
                                        Service Employees Pension Plan
                                        1251 Waterfront Pl, Suite 325
                                        Pittsburgh PA 15222-4227

MAINSTAY MODERATE ALLOCATION FUND -     District Council No 16 Organizing       119,816.6820        22.20%
CLASS I                                 Fund Attn Doug Christopher
                                        2705 Constitution Drive
                                        Livermore CA 94551-9206

                                        ATPA - Admin Operating Engineers         72,426.7200        13.42%
                                        401k Retirement Savings Plan
                                        Attn Accounting Dept
                                        1640 S Loop Road
                                        Alameda CA 94502-7089

                                        Evergreen Teachers Assoc                 50,147.5000         9.29%
                                        Health & Welfare Trust
                                        PO Box 5057
                                        San Jose CA 95150-5057

                                        Plaster Tenders Const & Gen              30,749.7410         5.70%
                                        Laborers Local No 802
                                        Attn Debra A Baker
                                        540 N Marine Ave
                                        Wilmington CA 90744-5528

                                                                               NUMBER OF
                                                                               BENEFICIAL
       NAME OF FUND AND                         NAME AND ADDRESS                OWNERSHIP      PERCENTAGE
        TITLE OF CLASS                         OF BENEFICIAL OWNER               SHARES         OF CLASS
-------------------------------------   ---------------------------------   ----------------   -----------
                                        New York Life Trust Company              30,708.7330         5.69%
                                        Client Accounts
                                        169 Lackawanna Ave
                                        Parsippany NJ 07054-1007

                                        Machinists Auto Trades                   28,994.3600         5.37%
                                        District Lodge 190
                                        7717 Oakport Street
                                        Oakland CA 94621-2026

MAINSTAY MODERATE GROWTH ALLOCATION     Merrill Lynch  Pierce Fenner &          143,692.4230         6.30%
FUND - CLASS C                          Smith  Inc -
                                        for the sole benefit of its
                                        customers
                                        Attn: Fund Administration 97T89
                                        4800 Deer Lake Drive East
                                        Third Floor
                                        Jacksonville FL  32246-6484

MAINSTAY MODERATE GROWTH ALLOCATION     The Gary M & Patricia J O'Neill          24,757.8890        38.51%
FUND - CLASS I                          Revocable Living Trust DTD
                                        2/17/1988
                                        Gary M & Patricia J O'Neill TTEE
                                        1203 Rimer Drive
                                        Moraga CA 94556-1726

                                        James Williams                            6,677.1730        10.39%
                                        Trust UTU MTA Trust Fund EMP PSP
                                        FBO Julie Mizushima
                                        15999 Cypress Ave
                                        Irwindale CA 91706-2162

                                        Thomas T Holsman  and Ann M               6,073.6130         9.45%
                                        Holsman
                                        JT Ten
                                        909 Helix Drive
                                        Concord CA 94518-3446

                                                                             NUMBER OF
                                                                            BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                  OWNERSHIP       PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                 SHARES          OF CLASS
-------------------------------    -----------------------------------     -------------     -----------
                                   BB&T Company of VA Cust                    5,564.3120           8.65%
                                   FBO Ipc Prototype Plan
                                   c/o Cynthia Jones
                                   PO Box 8095
                                   Virginia Bch VA 23450-8095

                                   Derrel D Hardy                             4,492.0340           6.99%
                                   Frances Hardy JTWROS
                                   10386 Enramada Drive
                                   La Grange Ca 95329-8629

                                   Patricia A Pope                            4,492.0340           6.99%
                                   602 Plaza De Las Sierras
                                   Modesto CA 95350-3501

MAINSTAY RETIREMENT 2010 FUND -    New York Life Investment Mgmt             25,139.4110          55.48%
CLASS A                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   Deans, Inc. 401(K) Safe Harbor Plan       18,583.2180          41.01%
                                   Larry C Williams
                                   27 Century Road
                                   Artesia NM 88210-9430

MAINSTAY RETIREMENT 2010 FUND -    New York Life Investment Mgmt            516,777.4220          79.43%
CLASS I                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                                                             NUMBER OF
                                                                            BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                  OWNERSHIP       PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                 SHARES          OF CLASS
-------------------------------    -----------------------------------     -------------    -----------
                                   New York Life Trust Company              106,010.0160         16.29%
                                   Client Accounts
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

MAINSTAY RETIREMENT 2020 FUND -    New York Life Investment Mgmt             25,127.7290         71.88%
CLASS A                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   New York Life Trust Company                6,450.5240         18.45%
                                   Cust for the IRA of Judy R Corcoran
                                   12956 Dunbarton Drive
                                   Bristow VA 20136-2570

MAINSTAY RETIREMENT 2020 FUND -    New York Life Investment Mgmt            517,969.1100         74.85%
CLASS I                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   New York Life Trust Company               92,431.1410         13.36%
                                   Client Accounts
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   AST Capital Trust Company as Cust         81,652.0310         11.80%
                                   Fbo Ua Local Nos 343 & 355 Def
                                   Contribution Plan
                                   PO Box 52129
                                   Phoenix AZ 85072-2129


                                                                             NUMBER OF
                                                                            BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                  OWNERSHIP       PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                 SHARES          OF CLASS
-------------------------------    -----------------------------------     -------------    -----------
MAINSTAY RETIREMENT 2030 FUND -    New York Life Investment Mgmt             25,225.5750         76.60%
CLASS A                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   New York Life Trust Company Cust           3,626.8980         11.01%
                                   for the IRA of David C Seeds
                                   18359 Creek Hollow Rd
                                   Baton Rouge LA 70817-8908

                                   New York Life Trust Company                2,393.4530          7.27%
                                   Cust for the sep IRA of
                                   Christina Marie Como
                                   426 John Carlyle St
                                   Alexandria VA 22314-5762

MAINSTAY RETIREMENT 2030 FUND -    New York Life Investment Mgmt            424,918.3440         74.47%
CLASS I                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   New York Life Trust Company              139,841.2350         24.51%
                                   Client Accounts
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

MAINSTAY RETIREMENT 2040 FUND -    New York Life Investment Mgmt             25,122.5580        100.00%
CLASS A                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                  OWNERSHIP       PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES         OF CLASS
-------------------------------    -----------------------------------     --------------    -----------
MAINSTAY RETIREMENT 2040 FUND -    New York Life Investment Mgmt             325,197.8670         94.50%
CLASS I                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

MAINSTAY RETIREMENT 2050 FUND -    New York Life Investment Mgmt              25,202.2140         98.25%
CLASS A                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

MAINSTAY RETIREMENT 2050 FUND -    New York Life Investment Mgmt             326,527.3980         79.92%
CLASS I                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   New York Life Trust Company                73,126.3810         17.90%
                                   Client Accounts
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

MAINSTAY S&P 500 INDEX FUND -      New York Life Trust Company             3,043,684.4440         33.63%
CLASS A                            Client Accounts
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   Supplemental Income Plan Trust Fund     2,240,318.1550         24.75%
                                   PO Box 8338
                                   Boston MA 02266-8338

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                   OWNERSHIP         PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES            OF CLASS
-------------------------------    -----------------------------------     ---------------     ------------
MAINSTAY S&P 500 INDEX FUND -      New York Life Trust Company             30,339,478.5430       73.20%
CLASS I                            Client Accounts
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   New York Life Progress-Sharing           3,859,021.7110        9.31%
                                   c/o Maria Mauceri
                                   51 Madison Ave, Room 1305
                                   New York NY 10010-1603

MAINSTAY SHORT TERM BOND FUND -    Merrill Lynch Pierce Fenner & Smith        144,453.1190       13.39%
CLASS A                            Inc - for the sole benefit of its
                                   Customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East 3rd Floor
                                   Jacksonville FL 32246-6484

                                   NFS LLC FEBO                                73,360.1610        6.80%
                                   NFS/FMTC Rollover Ira
                                   FBO Kathryn M Hennigan
                                   20115 NOB Hill Drive
                                   Yorba Linda CA 92886-6563

                                   New York Life Trust Company                 64,640.2790        5.99%
                                   Client Accounts
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   Wells Fargo Investments LLC                 57,098.0390        5.29%
                                   A/C 5816-3294
                                   625 Marquette Ave S 13th Floor
                                   Minneapolis MN 55402-2308

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                   OWNERSHIP        PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES           OF CLASS
-------------------------------    -----------------------------------     ---------------    ------------
                                   MS & Co FBO                                 55,676.7830        5.16%
                                   J Alexandria Rossoff Living Trust
                                   U/A DTD 11/10/2006
                                   402 University St
                                   Seattle WA 98101-2508

MAINSTAY SHORT TERM BOND FUND -    New York Life Ins Co                     5,344,511.8210       54.19%
CLASS I                            Richard Schwartz Senior
                                   Managing Director
                                   51 Madison Ave
                                   New York NY 10010-1603

                                   New York Life Insurance Co               1,206,425.1840       12.23%
                                   Lifestyles SA # 20
                                   Attn: Carol Meyer
                                   c/o Darrel Thompson
                                   101 Barclay St, 8 East Floor
                                   New York NY 10286-0001

                                   New York Life Trust Company                734,442.4160        7.45%
                                   Client Accounts
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   The Trustees Rear's                       712,216.8300         7.22%
                                   Manufacturing Co
                                   Pension Plan c/o Michael Rear
                                   PO Box 23510
                                   Eugene OR 97402-0429

MAINSTAY SMALL CAP OPPORTUNITY     Merrill Lynch Pierce Fenner & Smith      1,682,094.5550       11.65%
FUND -  CLASS A                    Inc - for the sole benefit of its
                                   Customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East 3rd Floor
                                   Jacksonville FL 32246-6484

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                   OWNERSHIP        PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES           OF CLASS
-------------------------------    -----------------------------------     ---------------    ------------
                                   Great West Life Insurance Company          936,547.4170         6.49%
                                   8515 E Orchard Road # 2T2
                                   Greenwood Village CO 80111-5002

MAINSTAY SMALL CAP OPPORTUNITY     Merrill Lynch Pierce Fenner & Smith        716,854.6160        27.80%
FUND -CLASS C                      Inc - for the sole benefit of its
                                   Customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East 3rd Floor
                                   Jacksonville FL 32246-6484

                                   Citigroup Global Markets Inc               258,974.2360        10.04%
                                   House Account
                                   00109801250
                                   Attn Peter Booth 7th Floor
                                   333 W 34th St
                                   New York NY 10001-2402

MAINSTAY SMALL CAP OPPORTUNITY     NFS LLC FEBO                             4,267,232.0870       14.53%
FUND -CLASS I                      State Street Bank Trust Co
                                   TTEE Various Retirement Plans
                                   4 Manhattanville Road
                                   Purchase NY 10577-2139

                                   New York Life Trust Company              3,969,637.3470       13.52%
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   Charles Schwab & Company Inc             2,707,739.4950        9.22%
                                   Attn Mutual Fund Dept
                                   101 Montgomery Street
                                   San Francisco Ca 94104-4151

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                   OWNERSHIP        PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES           OF CLASS
-------------------------------    -----------------------------------     ---------------    ------------
                                   New York Life Progress-Sharing           2,588,083.1240       8.81%
                                   Investment Plan Program
                                   c/o Maria Mauceri
                                   51 Madison Ave Room 1305
                                   New York NY 10010-1603

                                   Merrill Lynch Pierce Fenner & Smith      1,567,074.7130       5.34%
                                   Inc - for the sole benefit of its
                                   Customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East 3rd Floor
                                   Jacksonville FL 32246-6484

MAINSTAY 130/30 CORE FUND -        Merrill Lynch Pierce Fenner & Smith         27,472.7320      63.14%
CLASS A                            Inc - for the sole benefit of its
                                   customers
                                   Attn: Fund Administration 97T81
                                   4800 Deer Lake Drive East
                                   Third Floor
                                   Jacksonville FL 32246-6484

                                   Christopher O Blunt                          4,972.3660      11.43%
                                   9 Yarmouth Road
                                   Norwalk Ct 06853-1842

                                   New York Life Insurance Company              2,500.0000       5.75%
                                   2,500.0000
                                   Attn Thomas Mahon, Room 201
                                   51 Madison Avenue
                                   New York NY 10010-1603

                                   New York Life Trust Co                       2,374.4990       5.46%
                                   Cust for the IRA of Donna F Jones 6
                                   Flintlock Lane
                                   Clifton Park NY 12065-6570

MAINSTAY 130/30 CORE FUND -        Merrill Lynch Pierce Fenner & Smith         10,000.0000      73.37%
CLASS C                            Inc -
                                   for the sole benefit of its
                                   customers
                                   Attn: Fund Administration 97t81
                                   4800 Deer Lake Drive East
                                   Third Floor
                                   Jacksonville FL 32246-6484

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                   OWNERSHIP        PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES           OF CLASS
-------------------------------    -----------------------------------     ---------------    ------------
                                   New York Life Insurance Company              2,500.0000       18.34%
                                   Attn Thomas Mahon, Room 201
                                   51 Madison Avenue
                                   New York NY 10010-1603

                                   Pershing LLC                                 1,128.6680        8.28%
                                   P O Box 2052
                                   Jersey City NJ 07303-2052

MAINSTAY 130/30 CORE FUND -        New York Life Insurance Company          2,495,000.0000       99.60%
CLASS I                            2,500.0000
                                   Attn Thomas Mahon, Room 201
                                   51 Madison Avenue
                                   New York NY 10010-1603

MAINSTAY 130/30 GROWTH FUND -      LPL Financial Services                       3,577.7130       14.12%
CLASS A                            A/C 6705-9921
                                   9785 Towne
                                   Centre Drive
                                   San Diego CA 92121-1968

                                   NFS LLC FEBO                                 2,557.3540       10.09%
                                   NFS/FMTC Rollover IRA
                                   FBO Thomas C Klotz
                                   70 Verde Street
                                   Kenner LA 70065-1029

                                   New York Life Investment Mgmt                2,500.0000        9.87%
                                   Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   NFS LLC FEBO                                 1,455.7560        5.75%
                                   NFS/FMTC Rollover IRA
                                   FBO Curtis T Schultz
                                   2204 Cherokee Circle
                                   Valparaiso IN 46383-2284

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                   OWNERSHIP        PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES           OF CLASS
-------------------------------    -----------------------------------     ---------------    ------------
MAINSTAY 130/30 GROWTH FUND -      Merrill Lynch Pierce Fenner & Smith         10,000.0000       54.24%
CLASS C                            Inc -
                                   for the sole benefit of its
                                   customers
                                   Attn: Fund Administration 97t81
                                   4800 Deer Lake Drive East
                                   Third Floor
                                   Jacksonville FL 32246-6484

                                   New York Life Investment Mgmt                2,500.0000       13.56%
                                   Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   Jonathan Heller                              1,741.5240        9.45%
                                   TOD registration on file
                                   9 Dawson Ave
                                   West Orange NJ 07052-2307

                                   NFS LLC FEBO                                 1,662.8780        9.02%
                                   Robert N Horowitz
                                   Marcia L Stefanick
                                   1712 William Henry CT
                                   Los Altos CA 94024-6143

                                   NFS LLC FEBO                                   975.6100        5.29%
                                   Bruce J Vicknair
                                   Martha D Vicknair
                                   201 Ashland Dr
                                   Thibodaux LA 70301-2901

MAINSTAY 130/30 GROWTH FUND -      New York Life Investment Mgmt            1,032,301.9620       55.94%
CLASS I                            Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   New York Life Insurance Co                 665,084.3940       36.04%
                                   Mainstay VP Moderate Growth
                                   Allocation
                                   57230 c/o Tony Elavia
                                   51 Madison Ave 2nd Fl - EIG Group
                                   Attn: Maggie Goodman
                                   New York NY 10010-1610

                                   New York Life Insurance Co                 147,687.3950        8.00%
                                   Mainstay VP Growth Allocation
                                   (57210) C/O Tony Elavia
                                   51 Madison Ave Lobby 2
                                   Attn: EIG Group Attn: M

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                   OWNERSHIP        PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES           OF CLASS
-------------------------------    -----------------------------------     ---------------    ------------
                                   Goodman
                                   New York NY 10010-1610

MAINSTAY 130/30 HIGH YIELD         New York Life Insurance Company              2,500.0000       53.60%
FUND - CLASS A                     c/o Richard Schwartz
                                   51 Madison Ave Room 201
                                   New York NY 10010-1603

                                   Charles J Wright                             2,164.1430       46.40%
                                   1210 Majestic Way
                                   Webster NY 14580-9538

MAINSTAY 130/30 HIGH YIELD         New York Life Insurance Company              2,500.0000      100.00%
FUND - CLASS C                     c/o Richard Schwartz
                                   51 Madison Ave Room 201
                                   New York NY 10010-1603

                                   New York Life Insurance Company          4,995,000.0000      100.00%
MAINSTAY 130/30 HIGH YIELD         c/o Richard Schwartz
FUND - CLASS I                     51 Madison Ave Room 201
                                   New York NY 10010-1603

MAINSTAY 130/30 INTERNATIONAL      New York Life Investment Mgmt                2,510.1570       27.67%
FUND - CLASS A                     Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   New York Life Trust Co                       1,851.8090       20.41%
                                   Cust for the IRA of
                                   Anita C Boell
                                   3709 NE 80th Street
                                   Vancouver WA 98665-1148

                                   New York Life Trust Co                       1,311.7480       14.46%
                                   Cust for the IRA of
                                   Bruce V Zillmer
                                   181 N Fairway Drive W
                                   Hoodsport WA 98548-9633

                                   Rupesh J Kotiya                                840.8600        9.27%
                                   3818 Holland Ave Apt 306
                                   Dallas TX 75219-6717

                                   New York Life Trust Co                         597.2360        6.58%
                                   Cust for the IRA of
                                   Marsha E Jacobs

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                   OWNERSHIP        PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES           OF CLASS
-------------------------------    -----------------------------------     ---------------    ------------
                                   3301 Ridgefield Street
                                   Irving TX 75062-4118

                                   New York Life Trust Co                         478.5800        5.27%
                                   Cust for the Roth IRA of
                                   Daniel J Jesberger
                                   518 Old Indian Mound Trail
                                   Sun Prairie WI 53590-3402

MAINSTAY 130/30 INTERNATIONAL      NFS LLC FEBO                                 2,650.6360       34.04%
FUND - CLASS C                     Douglas K Alder
                                   Laurie L Alder
                                   29703 Commons Superior Dr
                                   Huffman TX 77336-3034

                                   New York Life Investment Mgmt                2,507.5030       32.20%
                                   Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   RBC Dain Rauscher Inc FBO                    2,091.7640       26.86%
                                   Gerald A Whitton
                                   Janice Whitton
                                   JT Ten/WROS
                                   3350 Thomas Street, Space 2
                                   Fairbanks AK 99709-3850

                                   c/o Parsons                                    390.3830        5.01%
                                   NFS LLC FEBO
                                   Gregory Baer
                                   P O Box 9123
                                   Dubai
                                   United Arab Emirates

MAINSTAY 130/30 INTERNATIONAL      New York Life Investment Mgmt            1,158,762.5250       28.00%
FUND - CLASS I                     Attn Al Leier
                                   169 Lackawanna Ave
                                   Parsippany NJ 07054-1007

                                   New York Life Insurance Co                 621,281.8340       15.01%
                                   Mainstay VP Moderate Growth
                                   Allocation
                                   57230 c/o Tony Elavia
                                   51 Madison Ave 2nd Fl - EIG Group
                                   Attn: Maggie Goodman

                                                                              NUMBER OF
                                                                             BENEFICIAL
     NAME OF FUND AND                      NAME AND ADDRESS                   OWNERSHIP        PERCENTAGE
      TITLE OF CLASS                      OF BENEFICIAL OWNER                  SHARES           OF CLASS
-------------------------------    -----------------------------------     ---------------    ------------
                                   New York NY 10010-1610

                                   New York Life Insurance Co               565,233.7260         13.66%
                                   Mainstay Moderate
                                   Growth Alloc Fund
                                   1180 Avenue of the Americas
                                   Floor 22
                                   Attn: Maggie Goodman
                                   New York Life Investment Mgmt
                                   New York NY 10036-8401

                                   New York Life Insurance Co               427,727.1880         10.33%
                                   Mainstay Growth Allocation Fund
                                   1180 Avenue of the Americas
                                   Floor 22
                                   Attn: Maggie Goodman
                                   New York Life Investment Mgmt
                                   New York NY 10036-8401

                                   New York Life Insurance Co               416,121.0570         10.05%
                                   (57210) c/o Tony Elavia
                                   51 Madison Ave Lobby 2
                                   Attn: EIG Group
                                   Attn: M Goodman
                                   New York NY 10010-1610

                                   New York Life Insurance Co               357,921.1000          8.65%
                                   Mainstay Moderate Allocation Fund
                                   1180 Avenue of the Americas
                                   Floor 22
                                   Attn: Maggie Goodman
                                   New York Life Investment Mgmt
                                   New York NY 10036-8401

                                   New York Life Insurance Co               346,269.4720          8.37%
                                   Mainstay VP Moderate Allocation
                                   (57220) C/O Tony Elavia
                                   51 Madison Ave
                                   2nd Fl - EIG Group
                                   Attn: Maggie Goodman
                                   New York NY 10010-1603

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or
(d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con. (Baa).

      MUNICIPAL SHORT-TERM LOAN RATINGS

      MIG: 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG: 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG: 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG: 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

      CORPORATE SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations, which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

      CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

      INVESTMENT GRADE

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      SPECULATIVE GRADE

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      SHORT-TERM RATING DEFINITIONS


      A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



      A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



      B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



      C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



      D: A short-term obligation rated `D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                         FITCH INVESTORS SERVICES, INC.

      TAX-EXEMPT BONDS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.


      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

      TAX EXEMPT NOTES AND COMMERCIAL PAPER

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                               THE MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                 FOR INVESTOR CLASS, CLASS A, CLASS B, CLASS C,
                 CLASS I, CLASS R1, CLASS R2 AND CLASS R3 SHARES

                                FEBRUARY 28, 2008

    Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectuses dated February 28, 2008, for the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of certain of the separate investment series (collectively, the "Funds") of The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"). This SAI does not pertain to the Equity Index Fund. This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

    Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" doing business as "MainStay Investments"), which is the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.


    The financial statements of the Funds (as defined herein), including the Financial Highlights, for the fiscal year ended October 31, 2007, as presented in the 2007 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP, independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.



    The MainStay Principal Preservation Fund and the MainStay Institutional Bond Fund commenced operations in July 1994 as the McMorgan Principal Preservation Fund and the McMorgan Intermediate Fixed Income Fund, respectively ("McMorgan Funds"). Upon completion of the reorganization of the McMorgan Funds with and into the MainStay Funds on or about November 28, 2007, the Class I shares of the MainStay Principal Preservation Fund and the MainStay Institutional Bond Fund assumed the performance, financial and other historical information of the McMorgan Principal Preservation Fund and McMorgan Intermediate Fixed Income Fund, respectively. The financial statements of the McMorgan Principal Preservation Fund and the McMorgan Intermediate Fixed Income Fund, including the Financial Highlights for the fiscal period ended October 31, 2007 as presented in the 2007 Annual Report to Shareholders and the Report to Shareholders thereon of Tait, Weller & Baker LLP, independent registered public accounting firm, appearing therein are incorporated into this SAI.

                                TABLE OF CONTENTS


THE MAINSTAY FUNDS............................................................................................................    1
ADDITIONAL INFORMATION ABOUT THE FUNDS........................................................................................    1
  CAPITAL APPRECIATION FUND...................................................................................................    1
  COMMON STOCK FUND...........................................................................................................    1
  CONVERTIBLE FUND............................................................................................................    2
  DIVERSIFIED INCOME FUND.....................................................................................................    2
  GLOBAL HIGH INCOME FUND.....................................................................................................    3
  GOVERNMENT FUND.............................................................................................................    3
  HIGH YIELD CORPORATE BOND FUND..............................................................................................    3
  INSTITUTIONAL BOND FUND.....................................................................................................    4
  INTERNATIONAL EQUITY FUND...................................................................................................    4
  LARGE CAP GROWTH FUND.......................................................................................................    4
  MAP FUND....................................................................................................................    5
  MID CAP GROWTH FUND.........................................................................................................    5
  MID CAP VALUE FUND..........................................................................................................    5
  MONEY MARKET FUND...........................................................................................................    6
  PRINCIPAL PRESERVATION FUND.................................................................................................    7
  SMALL CAP GROWTH FUND.......................................................................................................    7
  SMALL CAP VALUE FUND........................................................................................................    7
  TAX FREE BOND FUND..........................................................................................................    8
  TOTAL RETURN FUND...........................................................................................................    8
  VALUE FUND..................................................................................................................    9
ANTICIPATED USE OF INVESTMENTS................................................................................................   10
FUNDAMENTAL INVESTMENT RESTRICTIONS...........................................................................................   11
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.......................................................................................   12
NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES................................................................................   13
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS..........................................................   13
NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM.............................................................   14
  ARBITRAGE...................................................................................................................   14
  BANK OBLIGATIONS............................................................................................................   14
  BORROWING...................................................................................................................   14
  BRADY BONDS.................................................................................................................   15
  COMMERCIAL PAPER............................................................................................................   15
  CONVERTIBLE SECURITIES......................................................................................................   16
  DEBT SECURITIES.............................................................................................................   17
  DEPOSITARY RECEIPTS.........................................................................................................   18
  EQUITY SECURITIES...........................................................................................................   18
  EXCHANGE TRADED FUNDS.......................................................................................................   18
  FIRM OR STANDBY COMMITMENTS - OBLIGATIONS WITH PUTS ATTACHED................................................................   19
  FLOATING AND VARIABLE RATE SECURITIES.......................................................................................   20
  FLOATING RATE LOANS.........................................................................................................   20
  FOREIGN CURRENCY TRANSACTIONS...............................................................................................   21
  FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES......................................................................   23
  FOREIGN INDEX-LINKED INSTRUMENTS............................................................................................   24
  FOREIGN SECURITIES..........................................................................................................   25
  FUTURES TRANSACTIONS........................................................................................................   26
  ILLIQUID SECURITIES.........................................................................................................   31
  INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS..........................................................................   31
  INVESTMENT COMPANIES........................................................................................................   31
  LENDING OF PORTFOLIO SECURITIES.............................................................................................   32
  LOAN PARTICIPATION INTERESTS................................................................................................   32
  MORTGAGE DOLLAR ROLLS.......................................................................................................   33
  MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES..........................................................................   34
  MUNICIPAL SECURITIES........................................................................................................   38
  OPTIONS ON FOREIGN CURRENCIES...............................................................................................   41
  OPTIONS ON SECURITIES.......................................................................................................   42

  OPTIONS ON SECURITIES INDICES..............................................................................................    45
  REAL ESTATE INVESTMENT TRUSTS ("REITs")....................................................................................    45
  REPURCHASE AGREEMENTS......................................................................................................    46
  RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER.............................................    46
  REVERSE REPURCHASE AGREEMENTS..............................................................................................    47
  RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS").................................................................    48
  SHORT SALES AGAINST THE BOX................................................................................................    49
  SOURCES OF LIQUIDITY OR CREDIT SUPPORT.....................................................................................    49
  STRIPPED SECURITIES........................................................................................................    49
  SWAP AGREEMENTS............................................................................................................    49
  TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.............................................................................    51
  U.S. GOVERNMENT SECURITIES.................................................................................................    51
  UNFUNDED LOAN COMMITMENTS..................................................................................................    51
  VARIABLE RATE DEMAND NOTES ("VRDNs").......................................................................................    52
  WARRANTS...................................................................................................................    52
  WHEN-ISSUED SECURITIES.....................................................................................................    53
  ZERO COUPON BONDS..........................................................................................................    53
TRUSTEES AND OFFICERS........................................................................................................    54
  MANAGEMENT.................................................................................................................    54
  BOARD OF TRUSTEES..........................................................................................................    57
  COMPENSATION...............................................................................................................    60
  CODES OF ETHICS............................................................................................................    60
THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR.............................................................................    60
  MANAGEMENT AGREEMENT.......................................................................................................    61
  SUBADVISORY AGREEMENTS.....................................................................................................    64
  DISTRIBUTION AGREEMENT.....................................................................................................    64
  DISTRIBUTION PLANS.........................................................................................................    64
  SHAREHOLDER SERVICES PLAN; SERVICE FEES....................................................................................    73
  OTHER SERVICES.............................................................................................................    74
  EXPENSES BORNE BY THE TRUST................................................................................................    74
PROXY VOTING POLICIES AND PROCEDURES.........................................................................................    74
DISCLOSURE OF PORTFOLIO HOLDINGS.............................................................................................    78
PORTFOLIO MANAGERS...........................................................................................................    79
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................................................................    84
NET ASSET VALUE..............................................................................................................    90
  HOW PORTFOLIO SECURITIES ARE VALUED........................................................................................    90
SHAREHOLDER INVESTMENT ACCOUNT...............................................................................................    92
SHAREHOLDER TRANSACTIONS.....................................................................................................    92
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE...............................................................................    92
  HOW TO PURCHASE SHARES OF THE FUNDS........................................................................................    92
  GENERAL INFORMATION........................................................................................................    92
  BY MAIL....................................................................................................................    93
  BY TELEPHONE...............................................................................................................    93
  BY WIRE....................................................................................................................    93
  ADDITIONAL INVESTMENTS.....................................................................................................    93
  SYSTEMATIC INVESTMENT PLANS................................................................................................    94
  PURCHASES IN KIND..........................................................................................................    94
  ALTERNATIVE SALES ARRANGEMENTS.............................................................................................    94
  INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES............................................................................    94
  PURCHASES AT NET ASSET VALUE...............................................................................................    96
  REDUCED SALES CHARGES ON CLASS A SHARES....................................................................................    97
  LETTER OF INTENT (LOI).....................................................................................................    97
  CONTINGENT DEFERRED SALES CHARGE, INVESTOR CLASS...........................................................................    97
  CONTINGENT DEFERRED SALES CHARGE, CLASS A..................................................................................    97
  CONTINGENT DEFERRED SALES CHARGE, CLASS B..................................................................................    98
  CONTINGENT DEFERRED SALES CHARGE, CLASS C..................................................................................    99
PURCHASES AND REDEMPTIONS....................................................................................................   100
  REDEMPTION FEE.............................................................................................................   101
  SYSTEMATIC WITHDRAWAL PLAN.................................................................................................   101
  REDEMPTIONS IN KIND........................................................................................................   101

  SUSPENSION OF REDEMPTIONS..................................................................................................   101
  EXCHANGE PRIVILEGES........................................................................................................   101
  REDEMPTION BY CHECK........................................................................................................   102
TAX-DEFERRED RETIREMENT PLANS................................................................................................   102
  INDIVIDUAL RETIREMENT ACCOUNT ("IRA")......................................................................................   103
  403(b)(7) TAX SHELTERED ACCOUNT............................................................................................   104
  GENERAL INFORMATION........................................................................................................   104
TAX INFORMATION..............................................................................................................   104
  TAXATION OF THE FUNDS......................................................................................................   104
  CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL......................................................................   105
  CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND.......................................................   106
  FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS..............................................................................   107
  DISPOSITIONS OF FUND SHARES................................................................................................   108
  FOREIGN CURRENCY GAINS AND LOSSES..........................................................................................   109
  DISCOUNT...................................................................................................................   109
  TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS.......................................................................   109
  FOREIGN TAXES..............................................................................................................   110
  PASSIVE FOREIGN INVESTMENT COMPANIES.......................................................................................   111
  TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING..........................................................................   111
  STATE AND LOCAL TAXES......................................................................................................   112
  FOREIGN SHAREHOLDERS.......................................................................................................   112
OTHER INFORMATION............................................................................................................   112
  ORGANIZATION AND CAPITALIZATION............................................................................................   112
  VOTING RIGHTS..............................................................................................................   113
  SHAREHOLDER AND TRUSTEE LIABILITY..........................................................................................   113
  REGISTRATION STATEMENT.....................................................................................................   113
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................................................................   113
  TRANSFER AGENT.............................................................................................................   113
  CUSTODIAN..................................................................................................................   114
  LEGAL COUNSEL..............................................................................................................   114
  CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS................................................................   114
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS................................................................................   A-1

                               THE MAINSTAY FUNDS

      The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 21 separate portfolios: Capital Appreciation Fund, Common Stock Fund, Convertible Fund, Diversified Income Fund, Equity Index Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, Institutional Bond Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Principal Preservation Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund, and Value Fund (individually referred to as a "Fund" or, collectively, the "Funds"). Each Fund, other than Global High Income Fund, is a diversified fund as defined by the 1940 Act. The Equity Index Fund has been closed to new investors and new share purchases since January 1, 2002 and is not covered by this SAI.


      New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Funds and has entered into Subadvisory Agreements with the following subadvisors: Markston International LLC ("Markston") and Institutional Capital LLC (f/k/a Institutional Capital Corporation) ("ICAP") with respect to the MAP Fund; Winslow Capital Management Inc. ("Winslow Capital") with respect to the Large Cap Growth Fund; MacKay Shields LLC ("MacKay Shields") with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund; and McMorgan & Company LLC ("McMorgan") with respect to Institutional Bond Fund and Principal Preservation Fund. Collectively, these agreements are referred to as the "Subadvisory Agreements." MacKay Shields, Winslow Capital, Markston, ICAP and McMorgan are sometimes collectively referred to as the "Subadvisors" and each individually as a "Subadvisor." There are no subadvisors for the Common Stock Fund.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      The Prospectus discusses the investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisors may, in their discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

CAPITAL APPRECIATION FUND

      The Capital Appreciation Fund seeks long-term growth of capital. The Fund normally invests in securities of U.S. companies with investment characteristics such as: (1) participation in expanding product or service markets; (2) increasing unit sales volume; (3) increasing return on investment; and (4) growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

      The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

COMMON STOCK FUND

      The Common Stock Fund seeks long-term growth of capital, with income as a secondary consideration. The Fund normally invests at least 80% of its net assets, plus borrowings, in common stocks. The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index.

      In order to meet the Fund's investment objective, the Manager seeks to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Manager uses a "bottom up" approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

CONVERTIBLE FUND

      In selecting convertible securities for purchase or sale for the Convertible Fund, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box (see "Short Sales Against the Box"), among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.

DIVERSIFIED INCOME FUND

      In managing the Diversified Income Fund, the Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

      In making investment decisions with respect to duration and/or maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

      In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value ("NAV") and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

      Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

      Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

      The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

      In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and quality of individual issuers.

      To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into credit default swaps.

      Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

      The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

GLOBAL HIGH INCOME FUND

      The Fund normally invests at least 65% of its net assets, plus any borrowings, in high-yield securities. In making investments for the foreign and emerging markets sectors of the Global High Income Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadvisor also determines, using good faith judgment,
(1) the percentage of the Fund's assets to be invested in each emerging market;
(2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

      Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

      The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

      To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into credit default swaps. The Fund is not obligated to use any of these instruments, but its Subadvisor may do so, when, in its discretion, it believes it advisable.

GOVERNMENT FUND

      The Government Fund seeks to achieve its investment objective by investing principally in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

      The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

      The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

      Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

HIGH YIELD CORPORATE BOND FUND

      The High Yield Corporate Bond Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline.

      Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

      Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

      The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

      The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

INSTITUTIONAL BOND FUND

      The Institutional Bond Fund seeks to maximize total return consistent with maintaining liquidity and preserving capital. The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years. The Fund invests at least 80% of its assets in debt securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad array of individual securities and is diversified by sector, industry, specific issuer, and maturity.

      The Subadvisor's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

INTERNATIONAL EQUITY FUND

      In making investments for the International Equity Fund, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The Sub-Advisor seeks long-term capital appreciation via bottom-up stock selection and favors cash flows over earnings. The investment discipline is biased towards owning quality companies with strong track records of creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

      The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories evidencing ownership of underlying foreign securities.

LARGE CAP GROWTH FUND

      The Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings, in large capitalization companies.

MAP FUND

      The MAP Fund may invest in warrants. A warrant is a right that entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

      The Fund restricts its investment in foreign securities to no more than 10% of the Fund's total net assets. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are not considered "foreign securities for the purpose of this limitation.


      The Fund may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board of Trustees (the "Board") is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.


      In addition, the Fund may also buy "restricted" securities that cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MID CAP GROWTH FUND


      The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its assets in companies with market capitalizations similar to the market capitalization of companies in the Russell Midcap(R) Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of December 31, 2007, the market capitalizations of companies in this index range from $624 million and $42 billion. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." The Fund's Subadvisor will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.


MID CAP VALUE FUND


      The Mid Cap Value Fund seeks to maximize long-term total return from a combination of capital appreciation and income. The Fund emphasizes investments in U.S. common stocks, which may include securities that pay regular dividends, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 80% of its net assets, plus borrowings, in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. As of December 31, 2007, the market capitalizations of companies in this index ranges from $479 million and $42 billion.


      The Fund also may invest up to 20% of its net assets, plus borrowings, in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts ("REITs").

      The value of the Fund's investment in REITs may be subject to many of the same risks associated with the direct ownership of real estate. These risks include: declines in property values due to changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; increases in property taxes, operating expenses, interest rates, or competition; overbuilding; changes in zoning laws; and losses from casualty, condemnation, zoning or natural disaster.

      Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

      In order to meet the Fund's investment objective, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and seeks to invest primarily in equities that are deemed to be undervalued.

MONEY MARKET FUND

      The Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.


      All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category for short-term debt obligations by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.



      The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that are "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall report to the Board the actions taken by the Fund and the reasons for such actions.


      Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's NAV per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

      The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

      The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

      The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

PRINCIPAL PRESERVATION FUND

      The Principal Preservation Fund seeks to maximize current income consistent with maintaining liquidity and preserving capital. The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1 share price.

      The Fund seeks to invest at least 95% of its total assets in either U.S. government securities or short-term debt securities assigned the highest rating by at least two nationally-recognized statistical rating agencies such as Standard & Poor's Ratings Service ("S&P") (at least A-1), Moody's Investors Service, Inc. ("Moody's") (at least P-1), Fitch Ratings ("Fitch") (at least F1), or Dominion Bond Rating Service ("DBRS") (at least R-1L). From time to time, the Fund may also invest in unrated securities that the Subadvisor believes are comparable to high-quality, short-term debt securities. The Fund may not invest more than 5% of its total assets in unrated securities and short-term debt securities assigned the second highest rating as calculated at the time of purchase.

SMALL CAP GROWTH FUND


      The Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. To that end, as of December 31, 2007 the Fund generally invests in securities of companies with market capitalizations between $27 million to $8 billion.


      The Fund's Subadvisor selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Subadvisor looks for securities of companies with above average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises, and strong management, ideally with high insider ownership.

      The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

SMALL CAP VALUE FUND


      The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index and invests primarily in common stocks and securities convertible into common stock. To that end, as of December 31, 2007 the Fund generally invests in securities of companies with market capitalizations between $27 million to $6 billion.

      It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Generally, stocks will be sold either when they meet the Subadvisor's price objective or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer. The Fund may invest up to 15% of net assets in REITs.

TAX FREE BOND FUND

      The Tax Free Bond Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

      Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

      The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

      The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

      From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest up to 25% of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 15% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

TOTAL RETURN FUND

      The Total Return Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities that it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow. Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

      Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

VALUE FUND

      The Value Fund seeks to maximize long-term total return from a combination of capital growth and income. In order to achieve this objective the Fund normally invests at least 65% of its total assets in U.S. common stocks that the Fund's Subadvisor believes are "undervalued" (selling below their value) when purchased, typically pay dividends (although there may be non-dividend paying stocks if they meet the "undervalued" criteria), and are listed on a national securities exchange or are traded in the over-the-counter market. Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. The Fund is not designed or managed primarily to produce current income.

ANTICIPATED USE OF INVESTMENTS

      The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique.


                                                                                FUNDS
                                ---------------------------------------------------------------------------------------------------
                                                                                                High
                                                                            Global              Yield
                                   Capital   Common             Diversified  High             Corporate Institutional International
                                Appreciation Stock  Convertible   Income    Income Government    Bond       Bond          Equity
                                ------------ -----  ----------- ----------- ------ ---------- --------- ------------- -------------
Arbitrage
Bank Obligations                                         -           -        -        -          -          -
Borrowing                                      -
Brady Bonds                                                          -        -                   -
Common Stock                          -        -         -           -                            -
Commercial Paper                      -                  -           -        -        -          -          -
Convertible Securities                                   -           -                            -
Credit Default Swaps                                                 -        -
Debt Securities                                          -           -        -        -          -          -
Depositary Receipts                   -                  -           -                            -                        -
Exchange Traded Funds                          -
Floating Rate Securities
Floating Rate Loans
Foreign Currency                                                     -        -                   -                        -
Foreign Government Securities                                        -        -                   -
Foreign Index-Linked
Instruments
Foreign Securities                    -                  -           -        -                   -                        -
Futures                                                                       -
High Yield Debt Securities
("Junk Bonds")                                           -           -        -                   -
Illiquid Securities                                      -           -                            -
Industrial Development and/or
Pollution Control Bonds                                              -                            -
Investment Companies                                     -
Loan Participations                                                  -                            -
Mortgage Dollar Rolls                                                                  -                     -
Mortgage-Related/Asset-Backed                                                                                -
Securities                                               -           -        -        -          -
Municipal Securities                                                 -                 -          -
Options on Foreign Currencies                                        -        -
Options on Securities                 -                  -           -
Preferred Stock                                                                                   -
Real Estate Investment Trusts                            -                                        -
Repurchase Agreements                          -
Restricted Securities - Rule
144A Securities and
Section 4(2) Commercial Paper                            -           -        -                   -          -             -
Reverse Repurchase Agreements                                        -
Securities Index Options
Short Sales Against the Box
Stripped Securities
Swap Agreements                                                      -        -
U.S. Government Securities                               -           -        -        -          -          -             -
Variable Rate Demand Notes
Warrants                                       -         -           -                            -
When Issued Securities                         -         -                                        -
Zero Coupon Bonds                                                    -                 -          -          -

                                                                       FUNDS
                                -----------------------------------------------------------------------------------------
                                   Large                                                               Tax
                                    Cap       Mid Cap Mid Cap  Money  Principal   Small Cap Small Cap  Free   Total
                                  Growth  MAP  Growth  Value  Market Preservation  Growth     Value    Bond  Return Value
                                  ------  ---  ------  -----  ------ ------------ --------- ---------  ----  ------ -----
Arbitrage
Bank Obligations                           -             -       -        -                                     -
Borrowing
Brady Bonds                                                                                                     -
Common Stock                          -    -     -       -                            -         -               -     -
Commercial Paper                           -     -       -       -        -           -         -        -      -     -
Convertible Securities                     -             -                                                            -
Credit Default Swaps
Debt Securities                       -    -             -       -        -                              -      -
Depositary Receipts                        -     -       -                            -         -               -     -
Exchange Traded Funds
Floating Rate Securities
Floating Rate Loans
Foreign Currency                           -                                                                    -
Foreign Government Securities                                    -                                              -
Foreign Index-Linked Instruments           -
Foreign Securities                    -    -     -       -       -                    -         -               -     -
Futures                                                                                                  -
High Yield Debt Securities
("Junk Bonds")                             -                                                                    -
Illiquid Securities                        -                                                             -      -
Industrial Development and/or
Pollution Control Bonds                                                                                  -      -
Investment Companies                                             -                              -                     -
Loan Participations
Mortgage Dollar Rolls                                                                                           -
Mortgage-Related/Asset-Backed
Securities                                                       -                                       -      -
Municipal Securities                                                                                     -      -
Options on Foreign Currencies                                                                                   -
Options on Securities                      -     -       -                            -                  -      -     -
Preferred Stock                            -             -                                               -            -
Real Estate Investment Trusts              -             -                                      -               -
Repurchase Agreements                      -
Restricted Securities - Rule
144A Securities and
Section 4(2) Commercial Paper              -                     -                                       -      -
Reverse Repurchase Agreements              -
Securities Index Options
Short Sales Against the Box
Stripped Securities                                                                                             -
Swap Agreements
U.S. Government Securities                 -                     -        -                                     -
Variable Rate Demand Notes
Warrants                                   -
When Issued Securities                -    -                     -                                              -
Zero Coupon Bonds                          -                     -                                       -      -

\
                       FUNDAMENTAL INVESTMENT RESTRICTIONS


     The F`unds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds' investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Board without the approval of shareholders.


      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

EACH FUND

      1. Except Global High Income Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Global High Income Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.


      3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the Money Market Fund and the Principal Preservation Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the Money Market Fund and Principal Preservation Fund, Clause (iii)).



      For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


      4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      7. May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      The following fundamental investment restrictions are applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

      1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

      2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      In addition to each Fund's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. The following non-fundamental investment restrictions apply:

      - Each Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

      - The Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the Subadvisor to be of comparable quality.

      - The Total Return Fund may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged by the Subadvisor to be of comparable quality.

      - The High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P.

      - The Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, MAP Fund, Money Market Fund, Tax Free Bond Fund, and Total Return Fund may not enter into reverse repurchase agreements.

      - Each of the Common Stock Fund, Diversified Income Fund, Global High Income Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may not invest more than 5% of its total assets in reverse repurchase agreements.

      - The Government Fund and Tax Free Bond Fund may not invest in foreign securities.

      - The Government Fund, Money Market Fund and Tax Free Bond Fund may not invest in foreign currencies.

      - The MAP Fund may not invest in non-government mortgage pass-through securities.

      - The Government Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund may not purchase or write options on foreign currencies.

      - The Capital Appreciation Fund, Common Stock Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Principal Preservation Fund, Small Cap Growth Fund, Small Cap Value Fund, and Value Fund may not purchase or sell futures contracts on debt securities or indices of debt securities.

      - The Government Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, Money Market Fund, Principal Preservation Fund, and Tax Free Bond Fund may not purchase or sell stock index futures.

      - The Government Fund, Money Market Fund, and Tax Free Bond Fund may not purchase or sell foreign currency futures.

      - The Government Fund, MAP Fund, Money Market Fund, Principal Preservation Fund, and Tax Free Bond Fund may not enter into interest rate, index or currency exchange rate swap agreements.

      - The Government Fund, Money Market Fund and Tax Free Bond Fund may not invest in convertible securities.

      - The International Equity Fund, MAP Fund and Tax Free Bond Fund may not simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.

      - The Money Market Fund and Principal Preservation Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

      - The Money Market Fund and Principal Preservation Fund may not invest in leveraged inverse floating rate debt instruments.

      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

            NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES


Certain of the Trust's Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below:



FUND                                                        NON-FUNDAMENTAL INVESTMENT POLICY
----                                                        ---------------------------------
MAINSTAY COMMON STOCK FUND                                  To invest, under normal circumstances, at least 80% of its assets in common stocks

MAINSTAY CONVERTIBLE FUND                                   To invest, under normal circumstances, at least 80% of its assets in convertible securities

MAINSTAY GOVERNMENT FUND                                    To invest, under normal circumstances, at least 80% of its assets in U.S. government securities

MAINSTAY HIGH YIELD CORPORATE BOND FUND                     To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities

MAINSTAY INSTITUTIONAL BOND FUND                            To invest, under normal circumstances, at least 80% of the value of its assets in debt securities.

MAINSTAY INTERNATIONAL EQUITY FUND                          To invest, under normal circumstances, at least 80% of its assets in equity securities

MAINSTAY LARGE CAP GROWTH FUND                              To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.

MAINSTAY MID CAP GROWTH FUND                                To invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus of the Fund

MAINSTAY MID CAP VALUE FUND                                 To invest, under normal circumstances, at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the
                                                            Russell Midcap(R) Value Index

MAINSTAY SMALL CAP GROWTH FUND                              To invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus of the Fund

MAINSTAY SMALL CAP VALUE FUND                               To invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus of the Fund

MAINSTAY TAX FREE BOND FUND                                 To invest, under normal circumstances, at least 80% of its assets in municipal bonds


                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS
                            COMMON TO MULTIPLE FUNDS

      All Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisors may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and each Fund's NAV per share will fluctuate based on the value of the securities held by that Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ARBITRAGE

      A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

      Funds may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Fund may invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

      CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

      As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

      Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

      Borrowing tends to exaggerate the effect on a Funds' NAV per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

      The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions". The value of a Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

      A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

      Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

      A Fund may invest in commercial paper if it is rated at the time of investment in the highest ratings category by an NRSRO, such as Prime-1 by Moody's or A-1 by S&P, and in addition, in the case of Principal Preservation Fund, at least F-1 by Fitch Ratings or at least R-1L by Dominion Bond Rating Service, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

      Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES

      A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

      Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

      As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

      Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

      The Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

      Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

      A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

      Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

      Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

      Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

      The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisors will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

      A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities, they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

      ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

      COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

      PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

      To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

      Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

      SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

      A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

      A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

      A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

      Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

      The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

      Each Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

      Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

      The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund or Principal Preservation Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FLOATING RATE LOANS


      Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

      A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

      A Fund may invest in a floating rate loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

      A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.

      If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

      Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

      The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

      Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

      A Fund may seek to increase its return by trading in foreign currencies. To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

      Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' foreign currency transactions. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

      Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

      Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

      A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

      A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

      At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

      In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' forward contracts. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

      The Manager and Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

      While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

      A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

      The Manager's or Subadvisors' determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments, which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

      Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

      A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

      A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

      A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES


      A Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund and the Principal Preservation Fund are restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

      Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

      Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

      Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.- dollar-denominated securities traded in U.S. securities markets.

      Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

      A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management, income enhancement and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

      A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

      The Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Trust nor any of the Funds is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

      A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

      FUTURES ON DEBT SECURITIES. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.


      A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board..


      Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

      A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

      SECURITIES INDEX FUTURES. Stock index and bond index futures may be used for hedging, risk management, portfolio management and other investment or investment-related purposes. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

      Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

      CURRENCY FUTURES. A Fund may seek to hedge its foreign currency exchange rate risk by engaging in currency futures, options and "cross-hedge" currency transactions. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

      In cross-hedge transactions, a Fund holding securities denominated in one foreign currency will enter into a contract to buy or sell a different foreign currency (one that the Manager or Subadvisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Manager or Subadvisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

      A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

      Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

      OPTIONS ON FUTURES. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

      Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

      The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

      The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

      LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.

      When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

      When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

      RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

      ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES

      A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (10% of the Money Market Fund and Principal Preservation Fund) to be invested in all such illiquid or not readily marketable assets.

      Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

      Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

      Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INVESTMENT COMPANIES

      A Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

      A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company, which act as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

      As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

      Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

      A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

      A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

      In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

      A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

      When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

      Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

MORTGAGE DOLLAR ROLLS

      A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

      Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

      Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

      The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

      Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, FHLMC, and FNMA, or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

      Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

      Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

      PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

      CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

      An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

      The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

      FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

      Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

      CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

      STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

      Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.


      Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.


      To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e. mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.


      OTHER ASSET-BACKED SECURITIES. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

      An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      If consistent with a Fund's investment objective and policies, and in the case of the Money Market Fund and Principal Preservation Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

      A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

      Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.

      Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

      Some Municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term Municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request -- usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal bonds.

      Some Municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

      Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

      Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

      Prices and yields on Municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

      Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

            - Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

            - Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

            - Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

            - Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

            - Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

      An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

      Municipal securities are subject to credit risk. Information about the financial condition of an issuer of Municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's Municipal securities in the same manner.

      Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

      Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call -- or repay -- a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board of Trustees.

      There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.


      The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board.. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


      The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.


      On November 5, 2007, the United States Supreme Court heard an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of

Appeals had held that Kentucky's statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the fund, and therefore of the fund's shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of fund distributions and upon the market for municipal securities.


OPTIONS ON FOREIGN CURRENCIES

      To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

      Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

      A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

      A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held
(1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

      Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

      A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

      A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.


      The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.


      WRITING CALL OPTIONS. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

      A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

      During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

      A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

      A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

      WRITING PUT OPTIONS. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

      The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

      A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

      If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

      In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

      PURCHASING OPTIONS. Each Fund may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

      In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

      The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

      MARRIED PUTS. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

      Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

      SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

      A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

      The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDICES

      A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

      A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

      A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

      A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

      REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.

      Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

      In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

      A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

      A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      The Trustees have delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

      For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER


      Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.


      Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule

144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

      The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Trustees.

      The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

            (i) The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

            (ii) The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

            (iii) Dealer undertaking to make a market in the 144A security; and

            (iv) The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

      To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

      To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor must conclude that the following conditions have been met:

            (a) The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

            (b)   The 4(2) commercial paper is rated:

                  (i) In one of the two highest rating categories by at least two NRSROs; or

                  (ii) If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

                  (iii) If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

            (c) There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

      A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

      Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Fund's commitments to cover their obligations under the agreement.

      The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

      If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

      Securities rated lower than Baa by Moody's or lower than BBB by S&P or unrated securities determined to be of comparable quality (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

      Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

      The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price, at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

      Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

      If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

      Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

      In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

SHORT SALES AGAINST THE BOX


      A Fund may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.


SOURCES OF LIQUIDITY OR CREDIT SUPPORT

      Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

STRIPPED SECURITIES

      Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

      Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

      A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

      A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets (or 15% of the total assets for Diversified Income Fund and Global High Income Fund).

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

CREDIT DEFAULT SWAPS

      To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value")) of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

      When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

      In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

      In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Income Fund and International Equity Fund may hold foreign cash and cash equivalents.

      In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

      While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

      U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

UNFUNDED LOAN COMMITMENTS

      The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

      Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

      Unfunded loan commitments expose lenders to credit risk--the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

      Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

      The Fund records an investment when the borrower draws down the money and records interest as earned.

VARIABLE RATE DEMAND NOTES ("VRDNS")

      The Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

      The Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the Tax Free Bond Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. The Tax Free Bond Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

      If an issuer of a variable rate demand note defaulted on its payment obligation, the Tax Free Bond Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.

WARRANTS

      To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

      Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

      The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a when-issued basis. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

      The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                                 TRUSTEES AND OFFICERS

MANAGEMENT

      The Board of Trustees oversees the management of the Trust and elects its officers. Information pertaining to the Board Members and officers is set forth below. The Trust's officers are responsible for the day-to-day operations of the Trust. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.

                               INTERESTED TRUSTEE*


                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                            TERM OF OFFICE+,                                                      IN FUND             OTHER
                            POSITION(S) HELD                                                      COMPLEX         DIRECTORSHIPS
      NAME AND               WITH TRUST AND                    PRINCIPAL OCCUPATION(S)            OVERSEEN           HELD BY
   DATE OF BIRTH           LENGTH OF SERVICE                   DURING PAST FIVE YEARS            BY TRUSTEE          TRUSTEE
-------------------  -----------------------------   -----------------------------------------   ----------   ---------------------
BRIAN A. MURDOCK     Indefinite; Trustee and Chief   Member of the Board of Managers and             74       Trustee, Eclipse
3/14/56              Executive Officer since 2006    President (since 2004), and Chief                        Funds since June
                                                     Executive Officer (since 2006), New York                 2007, (3 funds);
                                                     Life Investment Management LLC and New                   Director, Eclipse
                                                     York Life Investment Management Holdings                 Funds Inc. since
                                                     LLC; Senior Vice President, New York Life                June 2007 (23
                                                     Insurance Company (since 2004); Chairman                 funds); Director,
                                                     of the Board and Chief Executive Officer,                MainStay VP Series
                                                     NYLIFE Distributors LLC (since 2004);                    Fund, Inc. since
                                                     Chairman of the Board, Madison Capital                   2006 (24
                                                     Funding LLC, NYLCAP Manager LLC,                         portfolios);
                                                     Institutional Capital LLC and McMorgan &                 Director, ICAP
                                                     Company LLC (since 2008), MacKay Shields                 Funds, Inc. since
                                                     LLC (since 2006); Chief Executive Officer,               2006 (3 funds).
                                                     Eclipse Funds and Eclipse Funds Inc.
                                                     (since 2006); Chairman (2006 to 2007) and
                                                     Director and Chief Executive Officer
                                                     (since 2006), MainStay VP Series Fund,
                                                     Inc.; Director and Chief Executive
                                                     Officer, ICAP Funds, Inc. (since 2006);
                                                     Chief Investment Officer, MLIM Europe and
                                                     Asia (2001 to 2003); President of Merrill
                                                     Japan and Chairman of MLIM's Pacific
                                                     Region (1999 to 2001).




* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered "interested persons" may be referred to as "Independent Trustees."


+ Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. The Retirement Policy adopted by the Board provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday.

                              INDEPENDENT TRUSTEES



                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                          TERM OF OFFICE+,                                         IN FUND
                          POSITION(S) HELD                 PRINCIPAL              COMPLEX                    OTHER
      NAME AND             WITH TRUST AND                OCCUPATION(S)            OVERSEEN                DIRECTORSHIPS
   DATE OF BIRTH         LENGTH OF SERVICE           DURING PAST FIVE YEARS      BY TRUSTEE              HELD BY TRUSTEE
-------------------  -------------------------   -----------------------------   -----------   ----------------------------------
SUSAN B. KERLEY      Indefinite; Chairman and    Partner, Strategic Management        74       Chairman since 2005 and Trustee
8/12/51              Trustee since June 2007     Advisors LLC (since 1990).                    since 2000, Eclipse Funds (3
                                                                                               funds); Chairman since 2005 and
                                                                                               1Director since 1990, Eclipse Funds
                                                                                               Inc. (23 funds); Chairman and
                                                                                               Director, ICAP Funds, Inc., since
                                                                                               2006 (3 funds); Chairman and
                                                                                               Director, MainStay VP Series Fund,
                                                                                               Inc., since June 2007 (24
                                                                                               portfolios); Trustee, Legg Mason
                                                                                               Partners Funds, Inc., since 1991
                                                                                               (30 portfolios).

ALAN R. LATSHAW      Indefinite;  Trustee and    Retired; Partner, Ernst &            74        Trustee, Eclipse Funds since June
3/27/51              Audit Committee Financial   Young LLP (2002 to 2003);                     2007 (3 funds); Director, Eclipse
                     Expert since 2006           Partner, Arthur Andersen LLP                  Funds Inc. since June 2007 (23
                                                 (1976 to 2002); Consultant to                 funds); Director, ICAP Funds,
                                                 the MainStay Funds Audit and                  Inc., since June 2007 (3 funds);
                                                 Compliance Committee (2004 to                 Director, MainStay VP Series Fund,
                                                 2006).                                        Inc., since June 2007 (24
                                                                                               portfolios); Trustee, State Farm
                                                                                               Associates Funds Trusts since 2005
                                                                                               (3 portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since 2005
                                                                                               (15 portfolios); Trustee, State
                                                                                               Farm Variable Product Trust since
                                                                                               2005 (9 portfolios).

PETER MEENAN         Indefinite; Trustee since   Independent Consultant;              74       Trustee, Eclipse Funds since 2002
12/5/41              2006                        President and Chief Executive                 (3 funds); Director, Eclipse Funds
                                                 Officer, Babson - United,                     Inc. since 2002 (23 funds);
                                                 Inc. (financial services                      Director, ICAP Funds, Inc., since
                                                 firm) (2000 to 2004);                         2006 (3 funds); Director, MainStay
                                                 Independent Consultant (1999                  VP Series Fund, Inc. since June
                                                 to 2000); Head of Global                      2007 (24 portfolios).
                                                 Funds, Citicorp (1995 to
                                                 1999).

RICHARD H. NOLAN,Jr. Indefinite; Trustee since   Managing Director, ICC               74       Trustee, Eclipse Funds since June
11/16/46             June 2007                   Capital Management; President                 2007 (3 funds); Director, Eclipse
                                                 - Shields/Alliance, Alliance                  Funds Inc. since June 2007 (23
                                                 Capital Management (1994 to                   funds); Director, ICAP Funds,
                                                 2004).                                        Inc., since June 2007 (3 funds);
                                                                                               Director, MainStay VP Series Fund,
                                                                                               Inc., since 2006 (24 portfolios).

RICHARD S. TRUTANIC  Indefinite; Trustee since   Chairman (1990 to present)           74       Trustee, Eclipse Funds since June
2/13/52              1994                        and Chief Executive Officer                   2007 (3 funds); Director, Eclipse
                                                 (1990 to 1999), Somerset                      Funds Inc. since June 2007 (23
                                                 Group (financial advisory                     funds); Director, ICAP Funds,
                                                 firm); Managing Director and                  Inc., since June 2007 (3 funds);
                                                 Advisor, The Carlyle Group                    Director, MainStay VP Series Fund,
                                                 (private investment firm)                     Inc., since June 2007 (24
                                                 (2002 to 2004); Senior                        portfolios).
                                                 Managing Director and
                                                 Partner, Groupe Arnault S.A.
                                                 (private investment firm)
                                                 (1999 to 2002).

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                          TERM OF OFFICE+,                                         IN FUND
                          POSITION(S) HELD                 PRINCIPAL              COMPLEX                    OTHER
      NAME AND             WITH TRUST AND                OCCUPATION(S)            OVERSEEN                DIRECTORSHIPS
   DATE OF BIRTH         LENGTH OF SERVICE           DURING PAST FIVE YEARS      BY TRUSTEE              HELD BY TRUSTEE
-------------------  -------------------------   -----------------------------   -----------   ----------------------------------
ROMAN L. WEIL        Indefinite; Trustee and     V. Duane Rath Professor of           74       Trustee, Eclipse Funds since June
5/22/40              Audit Committee Financial   Accounting, Graduate School                   2007 (3 funds); Director, Eclipse
                     expert since June 2007      of Business, University of                    Funds Inc. since June 2007 (23
                                                 Chicago; President, Roman L.                  funds); Director, ICAP Funds,
                                                 Weil Associates, Inc.                         Inc., since June 2007 (3 funds);
                                                 (consulting firm).                            Director, MainStay VP Series Fund,
                                                                                               Inc., since 1994 (24 portfolios).

JOHN A. WEISSER      Indefinite; Trustee since   Retired.  Managing Director          74       Trustee, Eclipse Funds since June
10/22/41             June 2007                   of Salomon Brothers, Inc.                     2007 (3 funds); Director, Eclipse
                                                 (1971 to 1995).                               Funds Inc. since 2007 (23 funds);
                                                                                               Director, ICAP Funds, Inc., since
                                                                                               June 2007 (3 funds); Director,
                                                                                               MainStay VP Series Fund, Inc.,
                                                                                               since 1997 (24 portfolios);
                                                                                               Trustee, Direxion Funds (71
                                                                                               portfolios) and Direxion Insurance
                                                                                               Trust (45 portfolios) since March
                                                                                               2007.


+ Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. The Retirement Policy adopted by the Board provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday.

                        OFFICERS (WHO ARE NOT TRUSTEES)*


                                                                                            PRINCIPAL
        NAME AND                     POSITION(S) HELD                                      OCCUPATION(S)
      DATE OF BIRTH          WITH TRUST AND LENGTH OF SERVICE                           DURING PAST FIVE YEARS
------------------------  --------------------------------------  ------------------------------------------------------------------
JACK R. BENINTENDE        Treasurer and Principal Financial and   Managing Director, New York Life Investment Management LLC
5/12/64                   Accounting Officer since June 2007      (since June 2007); Treasurer and Principal Financial and
                                                                  Accounting Officer, Eclipse Funds, Eclipse Funds Inc., MainStay
                                                                  VP Series Fund, Inc. and ICAP Funds, Inc. (since June 2007);
                                                                  Vice President, Prudential Investments (2000 to 2007); Assistant
                                                                  Treasurer, JennisonDryden Family of Funds, Target Portfolio
                                                                  Trust, The Prudential Series Fund and American Skandia Trust
                                                                  (2006 to 2007); Treasurer and Principal Financial Officer, The
                                                                  Greater China Fund (2007).

STEPHEN P. FISHER         President since March 2007              Senior Managing Director and Chief Marketing Officer, New York
2/22/59                                                           Life Investment Management LLC (since 2005); President and Chief
                                                                  Executive Officer, NYLIM Distributors LLC (since 2008);
                                                                  Chairman of the Board, NYLIM Service Company (since 2008);
                                                                  Managing Director - Retail Marketing, New York Life Investment
                                                                  Management LLC (2003 to 2005); President, Eclipse Funds, Eclipse
                                                                  Funds Inc., MainStay VP Series Fund, Inc. and ICAP Funds, Inc.
                                                                  (since March 2007); Managing Director, UBS Global Asset
                                                                  Management (1999 to 2003).

SCOTT T. HARRINGTON       Vice President -- Administration since  Director, New York Life Investment Management LLC (including
2/8/59                    2005                                    predecessor advisory organizations) (since 2000); Executive Vice
                                                                  President, New York Life Trust Company and New York Life Trust
                                                                  Company, FSB (since 2006); Vice President--Administration,
                                                                  Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                                                                  Inc. (since 2005) and ICAP Funds, Inc. (since 2006).

                                                                                            PRINCIPAL
        NAME AND                     POSITION(S) HELD                                      OCCUPATION(S)
      DATE OF BIRTH          WITH TRUST AND LENGTH OF SERVICE                           DURING PAST FIVE YEARS
------------------------  --------------------------------------  ------------------------------------------------------------------
ALISON H. MICUCCI         Senior Vice President and Chief         Senior Managing Director and Chief Compliance Officer (since
12/16/65                  Compliance Officer since 2006           2006) and Managing Director and Chief Compliance Officer (2003
                                                                  to 2006), New York Life Investment Management LLC and New York
                                                                  Life Investment Management Holdings LLC; Senior Managing
                                                                  Director, Compliance (since 2006) and Managing Director,
                                                                  Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief
                                                                  Compliance Officer, NYLCAP Manager LLC; Senior Vice President
                                                                  and Chief Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                                  MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (since 2006);
                                                                  Vice President--Compliance, Eclipse Funds, Eclipse Funds Inc.
                                                                  and MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                                                  Compliance Officer, New York Life Investment Management LLC
                                                                  (2002 to 2003); Vice President and Compliance Officer, Goldman
                                                                  Sachs Asset Management (1999 to 2002).

MARGUERITE E.H. MORRISON  Chief Legal Officer since January 2008  Managing Director and Associate General Counsel, New York Life
3/26/56                   and Secretary since 2004                Investment Management LLC (since 2004); Managing Director and
                                                                  Secretary, NYLIFE Distributors LLC; Secretary, NYLIM Service
                                                                  Company (since 2008); Assistant Secretary, New York Life
                                                                  Investment Management Holdings LLC (since 2008); Chief Legal
                                                                  Officer (since January 2008) and Secretary, Eclipse Funds, Eclipse
                                                                  Funds Inc. and MainStay VP Series Fund, Inc. (since 2004) and ICAP
                                                                  Funds, Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                                  Vice President and Corporate Counsel, The Prudential Insurance
                                                                  Company of America (2000 to 2004).


* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."

      Officers are elected annually by the Trustees to serve a one year term.

BOARD OF TRUSTEES

      The Board oversees the Funds, the Manager and the Subadvisors. Effective June 7, 2007, the committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, and the Nominating and Governance Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.


      AUDIT COMMITTEE. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan
R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. Prior to June 7, 2007, the Board had an Audit and Compliance Committee, which held 2 meeting(s) during the period November 1, 2006 through June 7, 2007. The Trust's Audit Committee held 2 meetings during the fiscal year ended October 31, 2007.



      CONTRACTS COMMITTEE. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee was first organized in June 2007 and held 4 meetings during the fiscal year ended October 31, 2007.



     INVESTMENT COMMITTEE. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee was first organized in June 2007, which held 1 meeting during the period June 2007 through the end of the fiscal year October 31, 2007. Prior to June 7, 2007, the Board had a Brokerage Committee and a Performance Committee. There was 1 Brokerage Committee meeting and 2 Performance Committee meetings held during the during the period November 1, 2006 through June 7, 2007.



      NOMINATING AND GOVERNANCE COMMITTEE. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and
(c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan
B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Nominating and Governance Committee was first organized in June 2007, and held no meetings during the period June 2007 through the end of the fiscal year October 31, 2007. Prior to June 7, 2007, the Board had a Nominating Committee which held 1 meeting during the period November 1, 2006 through June 7, 2007.



      The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.



      Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.



      VALUATION COMMITTEE. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Marguerite E. H. Morrison, Alison Micucci and Jae Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 5 Valuation Committee meetings held during the fiscal year ended October 31, 2007.



      VALUATION SUBCOMMITTEE. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Alison Micucci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack R. Benintende, Gary Wendlandt and William Cheng. There were 13 Valuation Subcommittee meetings held during the fiscal year ended October 31, 2007.


      As of December 31, 2007, the dollar range of equity securities owned by each Trustee in the Funds (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the Trust was as follows:

                               INTERESTED TRUSTEE


                                                             AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES IN ALL
                                                             REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY TRUSTEE
                          DOLLAR RANGE OF EQUITY            IN FAMILY OF INVESTMENT
NAME OF TRUSTEE          SECURITIES IN THE TRUST                   COMPANIES
----------------  -------------------------------------  -----------------------------
Brian A. Murdock  Large Cap Growth Fund - Over $100,000         Over $100,000
                  MAP Fund  - $1 - $10,000



                              INDEPENDENT TRUSTEES



                                                                               AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES IN ALL
                                                                               REGISTERED INVESTMENT
                                                                            COMPANIES OVERSEEN BY TRUSTEE
                                   DOLLAR RANGE OF EQUITY                    IN FAMILY OF INVESTMENT
 NAME OF TRUSTEE                   SECURITIES IN THE TRUST                         COMPANIES
---------------------  ---------------------------------------------------  -----------------------------
Susan B. Kerley                               None                                 Over $100,000

Alan R. Latshaw        Large Cap Growth Fund - $10,001 - $50,000
                       Small Cap Value Fund - $1 - $10,000                        $10,001 - $50,000

Peter Meenan           Large Cap Growth Fund - $50,001 - $100,000                  Over $100,000

Richard H. Nolan, Jr.                         None                                      None

Richard S. Trutanic    Total Return Fund - $1 - $10,000                              $1 - $10,000

Roman L. Weil                                 None                                $10,001 - $50,000

John A. Weisser        High Yield Corporate Bond Fund - $50,001 - $100,000        $50,001 - $100,000


      As of December 31, 2007, each Trustee who is not an "interested person" as that term is defined in the 1940 Act of the Trust, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

COMPENSATION


      The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2007, from the Trust. Effective June 7, 2007, the Independent Trustees receive from the Fund Complex (defined below) an annual retainer of $100,000, a fee of $15,000 for each Board meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $15,000. To compensate the Independent Trustees for additional service to the Funds and other funds in the Fund Complex overseen by each Trustee in connection with the consolidation of the membership of the Boards of Trustees/Directors of the Trust, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (collectively, the "Fund Complex"), the Trustees received a fee of $30,000 paid prior to the fiscal period ending October 31, 2007. The Trust paid its pro rata share of the above-referenced fees based on the relative net assets of the Trust and other funds in the Fund Complex for which the Trustees serve as Directors or Trustees as of the end of the fiscal year. Prior to June 7, 2007, the Trustees were compensated under a different compensation structure. The Trustees who are affiliated with NYLIM do not receive compensation from the Funds.


                          AGGREGATE    PENSION OR RETIREMENT                     TOTAL COMPENSATION
                         COMPENSATION    BENEFITS ACCRUED        ESTIMATED     FROM THE TRUST AND THE
NAME OF PERSON             FROM THE          AS PART OF       ANNUAL BENEFITS       FUND COMPLEX
AND POSITION                TRUST          FUND EXPENSES      UPON RETIREMENT     PAID TO TRUSTEES
-----------------------  ------------  ---------------------  ---------------  ----------------------
Edward J. Hogan (1)        $ 57,199             --                   --               $ 57,199
Susan B. Kerley (2)          42,857             --                   --                187,414
Alan R. Latshaw              98,198             --                   --                168,705
Terry L. Lierman (1)         46,949             --                   --                 46,949
John B. McGuckian (1)        46,576             --                   --                 46,576
Peter Meenan (2)             35,622             --                   --                168,986
Donald E. Nickelson          74,664             --                   --                 74,664
Richard H. Nolan, Jr. (3)    41,025             --                   --                163,295
Richard S. Trutanic (2)      87,435             --                   --                152,848
Roman L. Weil (3)            33,799             --                   --                156,035
John A. Weisser (3)          41,025             --                   --                172,957


----------
(1) Mr. Lierman resigned from the Board effective May 31, 2007. Messrs. Hogan, McGuckian and Nickelson resigned from the Board effective June 7, 2007.


(2) Ms. Kerley and Mr. Meenan were appointed as Trustees effective June 7, 2007. Prior to June 7, 2007, they served as Trustees/Directors to Eclipse Funds, Eclipse Funds Inc. and ICAP Funds Inc., which are part of the Fund Complex.



(3) Messrs. Nolan, Weil and Weisser were appointed Trustees effective June 7, 2007. Prior to June 7, 2007, they served as Directors to MainStay VP Series Fund, Inc., which is part of the Fund Complex.


      As of January 31, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Trust.




CODES OF ETHICS

      The Trust, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

      Pursuant to the Management Agreement for the Funds, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.


      The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisors (the "Independent Trustees").


      The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

      The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

      In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus, the Manager bears the following expenses:

      - the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

      - the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements; and

      - all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust, as the case may be.

      - For its services, each Fund pays the Manager a monthly fee. See the Prospectus, under the heading "Know with Whom You're Investing."


      With respect to certain Funds, the Manager has entered into a written expense limitation agreement under which it agreed to waive a portion of each Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary operating expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which a Fund invests) on an annualized basis exceed a certain percentage on a per class basis, as specified in the Funds' prospectus, from time to time. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.


      Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

      Conditions to exemptive relief include: (i) the Trust would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Trust would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board of Trustees would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Trustee or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the Trust within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not "interested persons" will be at the discretion of the then existing Trustees that are not "interested persons".

      State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.

SUBADVISORY AGREEMENTS

      Pursuant to the Subadvisory Agreements, as the case may be, (a) between the Manager and Markston with respect to the MAP Fund; (b) between the Manager and ICAP respect to the MAP Fund; (c) between the Manager and Winslow Capital with respect to the Large Cap Growth Fund; (d) between the Manager and MacKay Shields with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund; and (e) between the Manager and McMorgan with respect to Principal Preservation Fund and Institutional Bond Fund (each a "Subadvisor" and collectively the "Subadvisors"), and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of each of the Funds and the Trust, each Subadvisor manages such Fund's portfolios, including the purchase, retention, disposition and loan of securities. There are no subadvisors for the Common Stock Fund.

      As compensation for services, the Manager, not the Funds, pays the Funds' Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the following annual rates:


FUND NAME                         ANNUAL RATE
------------------------------    ------------
Capital Appreciation Fund          0.360% (1)
Convertible Fund *                 0.300% (2)+
Diversified Income Fund *          0.300%
Global High Income Fund *          0.350%
Government Fund *                  0.300% (3)+
High Yield Corporate Bond Fund     0.300% (4)
Institutional Bond Fund            0.175%
International Equity Fund *        0.600%
Large Cap Growth Fund              0.400% (5)
MAP Fund                           0.450% (6)
Mid Cap Growth Fund *              0.375%
Mid Cap Value Fund *               0.350%
Money Market Fund *                0.250% (7)
Principal Preservation Fund        0.125%
Small Cap Growth Fund *            0.500%+
Small Cap Value Fund *             0.425%+(8)
Tax Free Bond Fund *               0.300%+
Total Return Fund *                0.320% (9)
Value Fund *                       0.360% (10)


* NYLIM has entered into written expense limitation agreements with respect to these Funds whereby it agreed to waive fees and/or reimburse expenses to the extent that total annual fund operating expenses exceed a certain percentage of average daily net assets for each Class of shares of such Fund (see the Prospectus). To the extent NYLIM has agreed to reimburse expenses, MacKay Shields, the Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

+ To the extent that NYLIM has agreed to waive management fees, MacKay Shields, the Subadvisor for these Funds has voluntarily agreed to waive its fee proportionately.

(1) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

(2) On assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.25% on assets in excess of $1 billion.

(3)   On assets up to $1 billion; 0.275% on assets in excess of $1 billion.

(4) On assets up to $500 million; 0.275% on assets from $500 million to $5 billion and 0.2625% on assets in excess of $5 billion.

(5) On the average daily net asset value of all Subadvisor -serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, up to $250 million; 0.350% on such assets from $250 million up to $500 million; 0.300% on such assets from $500 million up to $750 million; 0.250% on such assets from $750 million up to $1 billion; and 0.200% on such assets in excess of $1 billion.

(6) On assets up to $250 million; 0.400% on assets from $250 million to $500 million; and 0.350% on assets in excess of $500 million.


(7) On assets up to $300 million; 0.225% on assets from $300 million to $700 million; 0.200% on assets from $700 million to $1 billion; and 0.175% on assets in excess of $1 billion.



(8)   On assets up to $1 billion; and 0.400% on assets over $1 billion.



(9)   On assets up to $500 million; 0.300% on assets in excess of $500 million.



(10) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.



      The Subadvisory Agreements remain in effect for two years following their effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.


      The Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their personnel.

      The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.


      For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the amount of the Management fee paid by each Fund; the amount of any Management fees waived and/or reimbursed by NYLIM; the amount of the Subadvisory fee paid by the Manager from the Management fee; and the amount of the Subadvisory fee waived and/or reimbursed were as follows. The Institutional Bond Fund and Principal Preservation Fund commenced operations as of November 28, 2007 and therefore are not included in the tables below.

                                    YEAR ENDED 10/31/07
----------------------------------------------------------------------------------------------
                                               MANAGEMENT FEE                  SUBADVISORY FEE
                                  MANAGEMENT    WAIVED AND/OR    SUBADVISORY    WAIVED AND/OR
                FUND              FEE PAID*      REIMBURSED       FEE PAID*      REIMBURSED
------------------------------  -------------  ---------------  -------------  ---------------
Capital Appreciation Fund        $ 6,179,731       $     --      $ 3,089,865      $      --
Common Stock Fund                  1,223,135        609,922               --             --
Convertible Fund                   2,903,093        474,044        1,447,470        237,022
Diversified Income Fund              571,093         93,916          285,546         46,958
Global High Income Fund            1,570,633        (59,496)         785,317        (29,748)
Government Fund                      895,925        866,712          448,424        432,897
High Yield Corporate Bond Fund    25,634,409             --       12,817,205             --
International Equity Fund          7,672,635       (176,299)       5,254,805       (139,711)
Large Cap Growth Fund              5,241,918        838,664               --             --
MAP Fund                          12,178,588             --        7,714,256             --
Mid Cap Growth Fund                1,932,741       (141,868)         970,361        (74,922)
Mid Cap Value Fund                 2,406,373        169,320        1,203,187         84,660
Money Market Fund                  1,809,616        649,067          904,808        324,534

Small Cap Growth Fund              1,255,294        793,792          627,647        396,896
Small Cap Value Fund                 606,535        252,723          303,267        126,362
Tax Free Bond Fund                 1,046,717        405,365          523,358        202,683
Total Return Fund                  3,770,718        575,951        1,885,359        287,976
Value Fund                         4,357,911        320,473        2,178,955        160,237



                                     YEAR ENDED10/31/06
--------------------------------------------------------------------------------------------
                                               MANAGEMENT FEE                SUBADVISORY FEE
                                 MANAGEMENT    WAIVED AND/OR   SUBADVISORY    WAIVED AND/OR
             FUND                 FEE PAID*      REIMBURSED     FEE PAID*      REIMBURSED
------------------------------  -------------  --------------  ------------  ---------------
Capital Appreciation Fund        $ 6,811,493          $  --    $ 3,405,747          $  --
Common Stock Fund                    794,214        606,802             --             --
Convertible Fund                   2,673,228        953,770      1,336,614        476,885
Diversified Income Fund              510,215        190,789        255,108         95,395
Global High Income Fund            1,323,403         34,288        661,702         17,144
Government Fund                    1,007,756        973,891        503,878        486,946
High Yield Corporate Bond Fund    24,124,532             --     12,062,266             --
International Equity Fund          4,813,102        326,007      3,219,538        239,534
Large Cap Growth Fund              2,478,345      1,053,988             --             --
MAP Fund**                        10,495,959             --      5,622,420             --
Mid Cap Growth Fund                1,447,615         95,745        723,808         47,873
Mid Cap Value Fund                 2,325,247        347,680      1,162,624        173,840
Money Market Fund                  1,140,765      1,058,259        570,383        529,130
Small Cap Growth Fund              1,339,255      1,066,861        669,628        533,431
Small Cap Value Fund                 845,801        352,417        422,901        176,209
Tax Free Bond Fund                 1,082,114        482,508        541,057        241,254
Total Return Fund                  3,631,920      1,037,949      1,815,960        518,975
Value Fund                         3,639,464        907,175      1,819,732        453,588


*     After expense reimbursement or waiver.

** The total subadvisory fee paid during this period for the MAP Fund includes $2,876,457 paid to Markston and $1,817,282 paid to Jennison Associates LLC ("Jennison"), a former subadvisor to the MAP Fund. Effective, July 3, 2006, ICAP replaced Jennison as one of the Subadvisors to the MAP Fund pursuant to the terms of an Interim Subadvisory Agreement. At a meeting on June 12-13, 2006, the Board of Trustees approved a new subadvisory agreement with ICAP for the MAP Fund. The Shareholders of the MAP Fund approved the new subadvisory agreement on October 5, 2006.

                                 YEAR ENDED 10/31/05
--------------------------------------------------------------------------------------------
                                               MANAGEMENT FEE                SUBADVISORY FEE
                                 MANAGEMENT    WAIVED AND/OR   SUBADVISORY    WAIVED AND/OR
             FUND                 FEE PAID*      REIMBURSED     FEE PAID*       REIMBURSED
------------------------------  -------------  --------------  ------------  ---------------
Capital Appreciation Fund        $ 7,512,626      $        --   $ 3,756,313    $       --
Common Stock Fund                    469,541          435,191            --            --
Convertible Fund                   2,901,140          935,148     1,450,570       467,574
Diversified Income Fund              704,130           87,293       352,065        43,647
Global High Income Fund              917,784           38,120       458,892        19,060
Government Fund                    1,218,147        1,157,488       609,074       578,744
High Yield Corporate Bond Fund    25,241,244               --    12,620,622            --
International Equity Fund          2,262,057           39,296     1,573,612            --
Large Cap Growth Fund**              441,809          397,089            --            --
MAP Fund***                        8,437,084          237,690     4,218,542       118,845
Mid Cap Growth Fund                  683,836          144,183       341,918        72,092
Mid Cap Value Fund                 2,500,321          259,768     1,250,161       129,884
Money Market Fund                    948,860        1,379,735       474,430       689,868
Small Cap Growth Fund              1,813,755          731,987       906,878       365,994
Small Cap Value Fund                 908,776          378,656       454,388       189,328
Tax Free Bond Fund                 1,235,433          504,934       617,717       252,467
Total Return Fund                  4,403,915          975,313     2,201,958       487,157
Value Fund                         4,054,459          528,090     2,027,230       264,045


*     After expense reimbursement or waiver.

** For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005 the amount of the Management fee paid by the Fund to NYLIM was $76,091; the amount of Management fees and expenses waived and/or reimbursed by NYLIM was $136,738; the amount of the Subadvisory fee paid by the Manager from the Management fee was $15,503.

*** The total subadvisory fee paid during this period for the MAP Fund includes $2,189,001 paid to Markston and $2,029,541 paid to Jennison.

DISTRIBUTION AGREEMENT


      NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company formed under the laws of Delaware, serves as the distributor and principal underwriter of each Fund's shares pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.



      The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.


DISTRIBUTION PLANS

      With respect to each of the Funds (except the Money Market Fund, which does not offer Class B or Class C shares and the Principal Preservation Fund and Institutional Bond Fund which each offer only Class I shares) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A, Class B and Class C shares of each Fund (the "Investor Class Plans," the "Class A Plans," the "Class B Plans" and the "Class C Plans." The Board has also adopted with respect to each of the Funds (except the Money Market Fund, Principal Preservation Fund and Institutional Bond Fund) a separate plan of distribution pursuant to Rule 12b-1 for the Class R2 shares and Class R3 shares (the "Class R2 Plan" and "Class R3 Plans" respectively, and, together with the Investor Class Plans, Class A Plans, Class B Plans and Class C Plans, the "12b-1 Plans"). Only certain Funds currently offer Class R2 and Class R3 shares.

      Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Investor Class, Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Investor Class or Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

      The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the Tax Free Bond Fund) on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

      In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

      If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

      12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.


      Under the Investor Class Plans and the Class A Plans, Investor Class shares and Class A shares of a Fund each pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Investor Class shares or Class A shares for distribution or service activities, as designated by the Distributor.


      Under the current Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

      Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

      Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

      Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.


      Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

      Pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).



      Investor Class shares were first offered to the public on February 28, 2008, and therefore will not be reflected in the tables below. The Class R2 shares of the Common Stock Fund, High Yield Corporate Bond Fund and Mid Cap Growth Fund were first offered on December 14, 2007 and therefore are not reflected in the tables below. The Class R3 shares of the International Equity Fund, Large Cap Growth Fund, MAP Fund, and Mid Cap Growth Fund were first offered on April 28, 2006.


      For the fiscal year ended October 31, 2007, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:


                                                              YEAR ENDED 10/31/07
                                  --------------------------------------------------------------------------
                                  AMOUNT OF FEE  AMOUNT OF FEE  AMOUNT OF FEE  AMOUNT OF FEE  AMOUNT OF FEE
                                  PURSUANT TO     PURSUANT TO    PURSUANT TO    PURSUANT TO    PURSUANT TO
                                  CLASS A PLAN    CLASS B PLAN   CLASS C PLAN  CLASS R2 PLAN  CLASS R3 PLAN*
                                  -------------  -------------   ------------  -------------  --------------
Capital Appreciation Fund         $  1,766,901    $ 3,454,488      $ 54,492        $  N/A       $    N/A
Common Stock Fund**                    105,243        370,875        34,455           N/A            N/A
Convertible Fund                       869,165      1,166,025       259,307           N/A            N/A
Diversified Income Fund                165,726        312,271       130,955           N/A            N/A
Global High Income Fund                325,249        412,132       445,579           N/A            N/A
Government Fund                        580,245        558,783        57,923           N/A            N/A
High Yield Corporate Bond Fund**     7,386,948      9,596,939     4,378,131           N/A            N/A
International Equity Fund              438,625        750,231       227,947           828            146
Large Cap Growth Fund                  651,260      1,266,957       306,935         4,896            162
MAP Fund                             1,466,372      3,716,231     2,893,060        19,392            556
Mid Cap Growth Fund**                  323,742        592,253       426,495           N/A          2,712
Mid Cap Value Fund                     436,967      1,528,372       391,912            52            N/A
Money Market Fund                          N/A            N/A           N/A           N/A            N/A
Small Cap Growth Fund                  251,233        949,273        62,564           N/A            N/A
Small Cap Value Fund                   127,918        369,884        92,051           N/A            N/A
Tax Free Bond Fund                     491,551        194,896        32,076           N/A            N/A
Total Return Fund                    1,270,256      1,798,520        31,476           N/A            N/A
Value Fund                           1,326,476      1,778,203       131,575        21,540            N/A


      For the fiscal year ended October 31, 2006, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:


                                                             YEAR ENDED 10/31/06
                                --------------------------------------------------------------------------
                                AMOUNT OF FEE  AMOUNT OF FEE  AMOUNT OF FEE  AMOUNT OF FEE  AMOUNT OF FEE
                                 PURSUANT TO    PURSUANT TO    PURSUANT TO    PURSUANT TO    PURSUANT TO
                                 CLASS A PLAN   CLASS B PLAN   CLASS C PLAN  CLASS R2 PLAN  CLASS R3 PLAN*
                                -------------  -------------   ------------  -------------  --------------
Capital Appreciation Fund        $ 1,577,747    $  5,462,499   $    68,315     $     N/A       $   N/A
Common Stock Fund                    102,405         416,569        28,711           N/A           N/A
Convertible Fund                     765,725       1,735,364       247,099           N/A           N/A
Diversified Income Fund              150,447         436,299       127,973           N/A           N/A
Global High Income Fund              286,526         457,677       335,752           N/A           N/A
Government Fund                      549,932       1,038,887        64,053           N/A           N/A
High Yield Corporate Bond                                                            N/A
  Fund                             6,138,400      13,896,964     4,060,936           N/A           N/A
International Equity Fund            315,115         657,603       136,957           956            26
Large Cap Growth Fund                358,238       1,452,907       115,833            11            24
MAP Fund                           1,168,478       3,543,856     2,146,459         7,555            26
Mid Cap Growth Fund                  269,776         608,177       324,498           N/A           206
Mid Cap Value Fund                   416,521       1,704,307       416,596         5,388           N/A
Money Market Fund                        N/A             N/A           N/A           N/A           N/A
Small Cap Growth Fund                259,730       1,293,948        71,220           N/A           N/A
Small Cap Value Fund                 136,901         511,016       115,104           N/A           N/A
Tax Free Bond Fund                   436,036         400,838        30,944           N/A           N/A
Total Return Fund                  1,101,207       3,009,719        35,133           N/A           N/A
Value Fund                         1,075,956       2,691,451       129,335        31,921           N/A


*     Class R3 shares were first offered on April 28, 2006

** Class R2 shares for the Common Stock Fund, High Yield Corporate Bond Fund and Mid Cap Growth Fund were first offered on December 14, 2007

For the fiscal year ended October 31, 2005, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

                                                     YEAR ENDED 10/31/05
                                ----------------------------------------------------------
                                AMOUNT OF FEE  AMOUNT OF FEE  AMOUNT OF FEE  AMOUNT OF FEE
                                 PURSUANT TO    PURSUANT TO    PURSUANT TO    PURSUANT TO
                                CLASS A PLAN    CLASS B PLAN   CLASS C PLAN  CLASS R2 PLAN
                                -------------  -------------  -------------  -------------
Capital Appreciation Fund        $   610,719    $ 10,723,303   $     79,061    $    N/A
Common Stock Fund                     92,073         535,711         30,415         N/A
Convertible Fund                     240,162       4,136,872        255,156         N/A
Diversified Income Fund               98,566         761,379        161,709         N/A
Global High Income Fund              164,168         485,927        222,976         N/A
Government Fund                      209,524       3,038,199         82,909         N/A
High Yield Corporate Bond Fund     3,408,800      27,019,520      4,278,319         N/A
International Equity Fund            203,133         842,564         96,315         163
Large Cap Growth Fund*                59,419         575,027         26,081           2
MAP Fund                             807,031       3,666,091      1,606,571       3,316
Mid Cap Growth Fund                  128,899         509,011         71,475         N/A
Mid Cap Value Fund                   336,496       2,125,803        435,959       4,976
Money Market Fund                        N/A             N/A            N/A         N/A
Small Cap Growth Fund                184,240       1,732,089         76,695         N/A
Small Cap Value Fund                 142,788         694,887        118,724         N/A
Tax Free Bond Fund                    95,886       1,227,166         31,592         N/A
Total Return Fund                    266,595       7,172,304         42,209         N/A
Value Fund                           333,965       5,842,061        120,295      21,715

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005 the amount of the distribution and/or service fees paid by the Fund pursuant to the Class A, Class B, Class C and Class R2 Plans were as follows:
  $7,008, $11,936, $831 and $1, respectively.

      For the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:


                                YEAR ENDED  YEAR ENDED    YEAR ENDED
                                 10/31/07    10/31/06      10/31/05
                                ----------  -----------  -----------
Capital Appreciation Fund        $ 81,171    $  95,407    $ 107,475
Common Stock Fund                  14,654       12,332       15,073
Convertible Fund                   58,212       58,924       49,958
Diversified Income Fund            18,646       17,379       31,882
Global High Income Fund            56,855       82,293       56,014
Government Fund                    17,736       24,487       29,990
High Yield Corporate Bond Fund    688,661      650,624      789,369
International Equity Fund          99,654       77,298      467,720
Large Cap Growth Fund*            101,230       93,596       16,144
MAP Fund                          329,421      305,008      271,473
Mid Cap Growth Fund                68,458      140,460       80,546
Mid Cap Value Fund                 53,973       56,965      107,929
Money Market Fund+                 22,988       19,436       63,451
Small Cap Growth Fund              32,064       41,848       48,380
Small Cap Value Fund               19,639       21,438       35,746
Tax Free Bond Fund                 19,073       22,015       32,536
Total Return Fund                  42,367       47,098      311,006
Value Fund                         60,026       61,263       66,436


* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, the Distributor retained the following amounts of sales charges, including CDSC, for Class A shares of the Fund: $3,152

      For the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                YEAR ENDED  YEAR ENDED   YEAR ENDED
                                 10/31/07    10/31/06     10/31/05
                                ----------  -----------  -----------
Capital Appreciation Fund       $  499,477   $  690,003  $  912,707
Common Stock Fund                   42,036       47,450      77,935
Convertible Fund                   145,948      204,170     259,488
Diversified Income Fund             47,296       67,490      69,918
Global High Income Fund             81,741       79,068      59,632
Government Fund                     93,528      144,947     215,418
High Yield Corporate Bond Fund   1,359,216    1,824,958   2,708,943
International Equity Fund           89,141       72,155      63,443
Large Cap Growth Fund*             170,718      191,752      89,100
MAP Fund                           424,652      490,842     459,520
Mid Cap Growth Fund                 89,785       78,477      58,470
Mid Cap Value Fund                 177,971      255,926     263,868
Money Market Fund+                 241,553      405,739   1,241,942
Small Cap Growth Fund              145,642      174,032     245,716
Small Cap Value Fund                47,716       63,861      62,234
Tax Free Bond Fund                  28,930       69,471      72,168
Total Return Fund                  177,889      269,103     363,647
Value Fund                         195,585      243,191     302,656

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, contingent deferred sales charges were paid by investors on the redemption of Class B shares, as follows: $2,089.

+ The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the Money Market Fund.

      For the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:



                                YEAR ENDED  YEAR ENDED   YEAR ENDED
                                 10/31/07    10/31/06     10/31/05
                                ----------  -----------  -----------
Capital Appreciation Fund         $ 1,014     $   450     $    971
Common Stock Fund                   1,198         464          579
Convertible Fund                    2,130       2,025        3,639
Diversified Income Fund             2,601         408        3,573
Global High Income Fund            17,757       8,025       15,023
Government Fund                     1,876       1,154        1,780
High Yield Corporate Bond Fund     79,935      70,385      116,485
International Equity Fund           9,777       4,859        1,830
Large Cap Growth Fund*             10,515       4,759          741
MAP Fund                           29,993      31,421       19,712
Mid Cap Growth Fund                12,304      18,645        2,789
Mid Cap Value Fund                  2,582       5,073        5,290
Money Market Fund+                 30,514      20,686       35,599
Small Cap Growth Fund               1,372       1,580          855
Small Cap Value Fund                2,294       5,229        2,222
Tax Free Bond Fund                    779       1,238        1,263
Total Return Fund                     100         257          370
Value Fund                          1,731       1,014        1,323


* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, contingent deferred sales charges were paid by investors on the redemption of Class C shares, as follows: $3.

+ The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the Money Market Fund.

      For the fiscal year ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:


                                 MAINSTAY FUNDS
                           CLASS A EXPENSE CATEGORIES
                      NOVEMBER 1, 2006 TO OCTOBER 31, 2007*


                                                                                                                     APPROXIMATE
                                          PRINTING AND                                                              TOTAL AMOUNT
                                            MAILING                                                                   SPENT BY
                                          PROSPECTUSES  COMPENSATION                                                   NYLIFE
                               SALES        TO OTHER         TO                                                     DISTRIBUTORS
                            MATERIAL AND  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO              WITH RESPECT
                            ADVERTISING   SHAREHOLDERS    PERSONNEL   SALES PERSONNEL  BROKER DEALERS     OTHER*      TO FUND
                            -----------   ------------  ------------  ---------------  ---------------  ----------  ------------
Capital Appreciation Fund      $ 6,284       $  4,417     $ 121,728      $1,867,566       $ 352,870     $  88,558    $2,441,422
Common Stock Fund                  970            823        22,284         122,303          42,853        16,610       205,844
Convertible Fund                 3,003          5,683       172,834         700,434         491,721       131,908     1,505,582
Diversified Income Fund            864          1,169        34,282         150,570         100,020        25,985       312,891
Global High Income Fund          2,892          7,426       225,931         222,437         401,558       174,164     1,034,407
Government Fund                  3,439          2,133        55,139         504,252          82,341        39,977       687,280
High Yield Corp. Bond Fund      44,100        132,096     4,064,598       4,994,122       5,045,191     3,136,877    17,416,984
International Equity Fund        5,330          7,730       224,456         639,985         335,947       171,173     1,384,620
Large Cap Growth Fund           10,742         30,825       939,732         503,161         602,132       726,184     2,812,776
MAP Fund                        14,739         31,431       944,636       1,336,681       1,865,168       726,217     4,918,873
Mid Cap Growth Fund              3,328          6,877       206,182         313,014         282,385       158,427       970,213
Mid Cap Value Fund               3,264          2,976        82,148         472,916         217,096        61,387       839,787
Money Market Fund                7,980         21,035       639,975              --              --       493,696     1,162,686
Small Cap Growth Fund            2,122          1,635        43,586         349,013          79,190        32,276       507,820
Small Cap Value Fund               934          1,166        33,610         147,883          82,453        25,459       291,505
Tax Free Bond Fund                 322          1,202        39,970         474,120         113,090        30,401       659,104
Total Return Fund                3,280          2,244        63,708       1,206,514         183,392        45,923     1,505,061
Value Fund                       4,428          3,395        95,347       1,226,333         277,487        69,782     1,676,772
    TOTAL                      118,022        264,262     8,010,146      15,231,303      10,554,895     6,155,004    40,333,631


* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

      For the fiscal year ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:


                                 MAINSTAY FUNDS
                           CLASS B EXPENSE CATEGORIES
                      NOVEMBER 1, 2006 TO OCTOBER 31, 2007


                                                                                                                     APPROXIMATE
                                          PRINTING AND                                                              TOTAL AMOUNT
                                            MAILING                                                                   SPENT BY
                                          PROSPECTUSES  COMPENSATION                                                   NYLIFE
                               SALES        TO OTHER         TO                                                     DISTRIBUTORS
                            MATERIAL AND  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO              WITH RESPECT
                            ADVERTISING   SHAREHOLDERS    PERSONNEL   SALES PERSONNEL  BROKER DEALERS     OTHER*      TO FUND
                            -----------   ------------  ------------  ---------------  ---------------  ----------  ------------
Capital Appreciation Fund     $ 4,810       $ 3,839       $ 104,883      $1,351,844       $ 214,889      $ 77,541    $1,757,805
Common Stock Fund                 620           424          11,147         145,801          26,278         8,164       192,435
Convertible Fund                1,162         1,048          29,692         314,414         161,626        22,033       529,976
Diversified Income Fund           383           266           7,147          79,546          45,696         5,222       138,261
Global High Income Fund           566           654          18,839         104,046         105,547        14,202       243,854
Government Fund                   909           606          15,839         208,236          41,000        11,573       278,162
High Yield Corp. Bond Fund      4,447         7,245         225,220       1,608,570       1,850,864       169,934     3,866,279
International Equity Fund       1,460         1,444          40,315         309,097         124,786        30,259       507,362
Large Cap Growth Fund           2,083         1,805          49,639         474,918         170,334        36,950       735,729
MAP Fund                        4,809         6,045         176,000       1,012,256         859,229       133,050     2,191,389
Mid Cap Growth Fund               942           863          23,958         200,191          95,453        17,884       339,291
Mid Cap Value Fund              1,894         1,522          41,881         436,787         165,136        30,938       678,158
Money Market Fund                 979         2,628          82,239              --              --        63,027       148,873
Small Cap Growth Fund           1,408           949          25,008         341,703          75,660        18,269       462,997
Small Cap Value Fund              506           354           9,430         109,839          39,250         6,903       166,280
Tax Free Bond Fund                 44           158           5,432          90,289          28,803         4,093       128,819
Total Return Fund               2,559         1,853          49,681         661,096          87,608        36,483       839,280
Value Fund                      2,327         1,771          48,147         613,597         109,280        35,456       810,578
    TOTAL                      31,909        33,473         964,496       8,062,231       4,201,438       721,980    14,015,528

* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

      For the fiscal year ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS C EXPENSE CATEGORIES
                      NOVEMBER 1, 2006 TO OCTOBER 31, 2007


                                                                                                                     APPROXIMATE
                                         PRINTING AND                                                               TOTAL AMOUNT
                                           MAILING                                                                     SPENT BY
                               SALES     PROSPECTUSES  COMPENSATION                                                     NYLIFE
                             MATERIAL      TO OTHER         TO                                                       DISTRIBUTORS
                                AND      THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                WITH RESPECT
                            ADVERTISING  SHAREHOLDERS   PERSONNEL    SALES PERSONNEL  BROKER DEALERS     OTHER*        TO FUND
                            -----------  ------------  ------------  ---------------  ---------------  -----------  -------------
Capital Appreciation Fund      $   94       $  117      $   3,382       $   22,955       $   1,690      $   2,561     $  30,799
Common Stock Fund                  60          118          3,537           14,546          19,272          2,712        40,246
Convertible Fund                  345        1,109         34,278           39,320         228,489         26,470       330,012
Diversified Income Fund           118          297          9,147           19,358         108,869          7,026       144,815
Global High Income Fund         1,013        3,602        111,198           23,326         383,228         86,066       608,432
Government Fund                    83          137          4,086           16,831          37,912          3,118        62,168
High Yield Corp. Bond Fund      5,908       21,250        659,068          560,474       3,650,472        509,634     5,406,806
International Equity Fund         803        2,174         66,123           47,623         189,947         51,050       357,720
Large Cap Growth Fund **        2,256        7,702        236,349           33,959         406,281        183,059       869,606
MAP Fund                        5,514       19,229        593,943          134,988       2,657,607        459,471     3,870,753
Mid Cap Growth Fund               685        2,179         67,150           28,629         755,329         51,873       905,843
Mid Cap Value Fund                270          616         19,035           41,125         306,150         14,567       381,764
Money Market Fund                 746        2,576         79,416               --              --         61,455       144,193
Small Cap Growth Fund              98          137          4,011           17,944          42,808          3,047        68,045
Small Cap Value Fund               94          218          6,659           10,899          69,953          5,110        92,934
Tax Free Bond Fund                 74          275          8,567           14,450          24,157          6,624        54,147
Total Return Fund                  56           72          2,078           13,728          16,876          1,575        34,384
Value Fund                        208          393         11,780           30,300          88,525          9,022       140,227
    TOTAL                      18,425       62,201      1,919,808        1,070,453       8,987,566      1,484,440    13,542,892

* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

      For the fiscal year ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS R2 EXPENSE CATEGORIES
                      NOVEMBER 1, 2006 TO OCTOBER 31, 2007


                                                                                                                   APPROXIMATE
                                         PRINTING AND                                                             TOTAL AMOUNT
                                            MAILING                                                                  SPENT BY
                               SALES     PROSPECTUSES  COMPENSATION                                                   NYLIFE
                             MATERIAL      TO OTHER         TO                                                     DISTRIBUTORS
                                AND      THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO              WITH RESPECT
                            ADVERTISING  SHAREHOLDERS   PERSONNEL    SALES PERSONNEL  BROKER DEALERS     OTHER*      TO FUND
                            -----------  ------------  ------------  ---------------  ---------------  ---------  -------------
Capital Appreciation Fund         --            --            --             --              --             --           --
Common Stock Fund                 --            --            --             --              --             --           --
Convertible Fund                  --            --            --             --              --             --           --
Diversified Income Fund           --            --            --             --              --             --           --
Global High Income Fund           --            --            --             --              --             --           --
Government Fund                   --            --            --             --              --             --           --
High Yield Corp. Bond Fund        --            --            --             --              --             --           --
International Equity Fund      $  22         $   9        $  197         $  546              --         $  138       $  913
Large Cap Growth Fund          1,550           667        13,859              6              --          9,747       25,830
MAP Fund                       2,687         1,168        24,435            614           $ 258         17,204       46,366
Mid Cap Growth Fund               --            --            --             --              --             --           --
Mid Cap Value Fund                 3             9           277             --              --            214          503
Money Market Fund                 --            --            --             --              --             --           --
Small Cap Growth Fund             --            --            --             --              --             --           --
Small Cap Value Fund              --            --            --             --              --             --           --
Tax Free Bond Fund                --            --            --             --              --             --           --
Total Return Fund                 --            --            --             --              --             --           --
Value Fund                       402           173         3,718         11,780              --          2,599       18,672
    TOTAL                      4,663         2,026        42,486         12,946             258         29,903       92,283


* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

      For the fiscal year ended October 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS R3 EXPENSE CATEGORIES
                      NOVEMBER 1, 2006 TO OCTOBER 31, 2007


                                                                                                                        APPROXIMATE
                                            PRINTING AND                                                               TOTAL AMOUNT
                                              MAILING                                                                    SPENT BY
                               SALES        PROSPECTUSES   COMPENSATION                                                   NYLIFE
                              MATERIAL       TO OTHER           TO                                                     DISTRIBUTORS
                                AND         THAN CURRENT   DISTRIBUTION  COMPENSATION TO COMPENSATION TO               WITH RESPECT
                             ADVERTISING    SHAREHOLDERS    PERSONNEL    SALES PERSONNEL BROKER DEALERS     OTHER*        TO FUND
                             -----------    ------------   ------------  --------------- --------------    ----------  -------------
Capital Appreciation Fund              --             --             --             --             --              --           --
Common Stock Fund ........             --             --             --             --             --              --           --
Convertible Fund .........             --             --             --             --             --              --           --
Diversified Income Fund ..             --             --             --             --             --              --           --
Global High Income Fund ..             --             --             --             --             --              --           --
Government Fund ..........             --             --             --             --             --              --           --
High Yield Corp. Bond Fund             --             --             --             --             --              --           --
International Equity Fund    $          5   $         11   $        333   $          2             --      $      257   $      607
Large Cap Growth Fund ....              7             22            672              1   $         66             520        1,287
MAP Fund .................             42             53          1,488             74              9           1,133        2,799
Mid Cap Growth Fund ......             15             12            310             --             --             230          566
Mid Cap Value Fund .......             --             --             --             --             --              --           --
Money Market Fund ........             --             --             --             --             --              --           --
Small Cap Growth Fund ....             --             --             --             --             --              --           --
Small Cap Value Fund .....             --             --             --             --             --              --           --
Tax Free Bond Fund .......             --             --             --             --             --              --           --
Total Return Fund ........             --             --             --             --             --              --           --
Value Fund ...............             --             --             --             --             --              --           --
         TOTAL ...........             68             97          2,802             77             74           2,140        5,259


* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLAN; SERVICE FEES


      The Board has adopted separate shareholder services plans with respect to the Class R1,Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1,Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.



      Under the terms of the Services Plans, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund.



      Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees. Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.


      Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

OTHER SERVICES

     Pursuant to an Amended and Restated Fund Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust. The Principal Preservation Fund and the Institutional Bond Fund commenced operations on November 28, 2007 and are not included in the table below. For the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:


                                   YEAR ENDED         YEAR ENDED        YEAR ENDED
                                    10/31/07           10/31/06          10/31/05
                                 ---------------   ---------------   ---------------
Capital Appreciation Fund ....   $       132,461   $       145,097   $       159,119
Common Stock Fund ............            52,853            46,682            39,591
Convertible Fund .............            75,686            77,121            80,193
Diversified Income Fund ......            37,750            38,351            39,857
Global High Income Fund ......            48,254            46,063            40,322
Government Fund ..............            56,044            59,695            66,261
High Yield Corporate Bond Fund           485,776           460,749           476,386
International Equity Fund ....           111,917            84,386            52,237
Large Cap Growth Fund ........           107,400            72,129            19,610
MAP Fund .....................           193,504           166,287           143,449
Mid Cap Growth Fund ..........            50,545            47,246            37,707
Mid Cap Value Fund ...........            63,462            64,852            66,097
Money Market Fund ............            77,945            72,201            75,081
Small Cap Growth Fund ........            47,157            50,728            52,124
Small Cap Value Fund .........            35,582            40,764            41,813
Tax Free Bond Fund ...........            50,868            52,744            55,677
Total Return Fund ............            95,778           101,165           109,476
Value Fund ...................           102,434            99,800           100,518


      In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and NYLIM SC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

      Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's custodian and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES

      It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to NYLIM, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting

Policies and Procedures, the Subadvisor either (1) follows the Manager's
Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.


      MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS"), a division of Risk Metrics Group, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

      CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, or a designated committee of the Adviser, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, or a designated committee of the Manager, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

      The Manager has retained voting authority for the Common Stock Fund.

GUIDELINES EXAMPLES

      The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.


      - Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.



      - Antitakeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.



      - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.



      - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation.


      Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

CAPITAL APPRECIATION, CONVERTIBLE, DIVERSIFIED INCOME, GLOBAL HIGH INCOME, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, MID CAP GROWTH, MID CAP VALUE, MONEY MARKET, SMALL CAP GROWTH, SMALL CAP VALUE, TAX FREE BOND, TOTAL RETURN AND VALUE FUNDS.

      The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of McKay Shields' proxy voting policies and procedures is provided below.

          MacKay Shields

      MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

      Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

LARGE CAP GROWTH FUND

      The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

      Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

      Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

      Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS' Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

      Winslow Capital retains the ability to override any vote if it disagrees with ISS' vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

MAP FUND

      The Manager has delegated proxy-voting authority to the MAP Fund's Subadvisors, Markston and ICAP. Summaries of their proxy voting policies and procedures are provided below.

         Markston




      Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Markston subscribes to ISS' Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Markston's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.





      Markston retains the ability to override any vote if it disagrees with ISS' vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of ISS; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. . It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.


         ICAP

      ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

      - Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

      - Vote the securities based upon the recommendation of an independent third party, such as ISS; or


      - Disclose the conflict to the client and obtain the client's direction to vote the proxies.


INSTITUTIONAL BOND FUND AND PRINCIPAL PRESERVATION FUND

         McMorgan


      The Manager has delegated proxy voting authority to the Fund's Subadvisor, McMorgan. A summary of McMorgan's proxy voting policies and procedures is provided below. McMorgan will vote all proxies of the Funds solely in the interest of the Funds and Fund shareholders and for the exclusive purpose of providing benefits to them. The Subadvisor will not subordinate the interests of the Funds to any unrelated objectives. The Subadvisor will act with care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.


      To assist the Subadvisor in approaching proxy-voting decisions for the Funds and its other clients, the Subadvisor has adopted proxy-voting guidelines ("Guidelines"). These Guidelines are reviewed on an annual basis and revised when a change is appropriate. As stated in the Guidelines, the Subadvisor has retained the services of ISS to assist it in researching and voting proxies. Specifically, the Subadvisor follows the ISS Taft-Hartley Policy Statement & Guidelines when voting on specific issues.

      ISS researches each proxy and provides a recommendation based on its Taft-Hartley Policy Statement & Guidelines as to how to vote on each issue. The Subadvisor will have the responsibility to accept or reject any ISS proxy voting recommendations for each proxy ballot before ISS casts the vote. The Subadvisor will override recommendations that are not in the best interest of the Funds and will document any decision to override a recommendation or abstain from voting.


FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose each Fund's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782). The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

      In addition, the Manager may share the Funds' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street Bank and Trust Company, KPMG LLP, PricewaterhouseCoopers, Russell Mellon, Risk Metrics Group, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board of Trustees at the next regularly scheduled board meeting.

         All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Trust may rely on the confidentiality provisions of existing agreements provided NYLIM has determined that such provisions adequately protect the Trust against disclosure or misuse of non-public holdings information.

         Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.


      Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.


      The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                               PORTFOLIO MANAGERS


    Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2007 is set forth below:



                                                                                              NUMBER OF ACCOUNTS AND ASSETS
                                                NUMBER OF OTHER ACCOUNTS MANAGED                FOR WHICH THE ADVISORY FEE IS
                                                   AND ASSETS BY ACCOUNT TYPE                       BASED ON PERFORMANCE
                                                              OTHER
                      FUNDS MANAGED BY     REGISTERED         POOLED                       REGISTERED   OTHER POOLED
PORTFOLIO                 PORTFOLIO        INVESTMENT       INVESTMENT          OTHER      INVESTMENT    INVESTMENT       OTHER
MANAGER                    MANAGER          COMPANY          VEHICLES         ACCOUNTS       COMPANY      VEHICLES       ACCOUNTS
------------------   ------------------- --------------  ----------------  --------------  -----------  ------------  --------------
Claude Athaide       Money Market Fund   2 RICs                         0  4 Accounts           0            0                     0
                                         $  711,000,000                    $  653,000,000

David Bader          Principal                        0                 0  115 Accounts         0            0                     0
                     Preservation                                          $7,200,000,000
                     Fund

Rupal J. Bhansali    International       1 RIC                          0  7 Accounts           0            0        3 Accounts
                     Equity              $  663,000,000                    $1,213,000,000                             $  455,000,000
                     Fund, Total Return
                     Fund

Adam Blankman        Institutional                    0                 0  115 Accounts         0            0                     0
                     Bond Fund                                             $7,200,000,000

Robert J. Centrella  Capital             3 RICs                         0  16 Accounts          0            0        1 Account
                     Appreciation        $1,471,000,000                    $1,165,000,000                             $    6,600,000
                     Fund, Mid Cap
                     Growth Fund

John Fitzgerald      Tax Free Bond Fund               0                 0  1 Account            0            0                     0
                                                                           $   10,916,036

Harvey Fram          Common Stock Fund   5 RICs          4 Accounts        42 Accounts          0            0        8 Accounts
                                         $2,122,000,000  $435,085,000,000  $3,688,000,000                             $1,622,000,000

Gary Goodenough      Diversified Income  5 RICs          3 Accounts        40 Accounts          0            0        4 Accounts
                     Fund, Money Market  $1,137,000,000  $    162,000,000  $2,567,000,000                             $  683,000,000
                     Fund, Global High
                     Income Fund,
                     Government Fund,
                     Total Return Fund

                                                                                              NUMBER OF ACCOUNTS AND ASSETS
                                                NUMBER OF OTHER ACCOUNTS MANAGED                FOR WHICH THE ADVISORY FEE IS
                                                   AND ASSETS BY ACCOUNT TYPE                       BASED ON PERFORMANCE
                                                              OTHER
                      FUNDS MANAGED BY     REGISTERED         POOLED                       REGISTERED   OTHER POOLED
PORTFOLIO                 PORTFOLIO        INVESTMENT       INVESTMENT          OTHER      INVESTMENT    INVESTMENT       OTHER
MANAGER                    MANAGER          COMPANY          VEHICLES         ACCOUNTS       COMPANY      VEHICLES       ACCOUNTS
------------------   ------------------- --------------  ----------------  --------------  -----------  ------------  --------------
Denise E. Higgins    Small Cap Growth    2 RICs                         0  16 Accounts          0            0        1 Account
                     Fund                $  497,000,000                    $1,165,000,000                             $    6,600,000

Joanna Karger        Principal                        0                 0  115 Accounts         0            0             0
                     Preservation                                          $7,200,000,000
                     Fund, Institutional
                     Bond Fund

Justin H. Kelly      Large Cap Growth    2 RICs,         4 Accounts,       28 Accounts          0            0        1 Account
                     Fund                $  483,000,000  $    185,000,000  $1,642,000,000                             $   34,000,000

Migene Kim           Common Stock Fund   5 RICs          4 Accounts        42 Accounts          0            0        8 Accounts
                                         $2,122,000,000  $    435,000,000  3,6878,000,000                             $1,622,000,000

Roger Lob            MAP Fund            1 RIC                          0  11 Accounts          0            0                     0
                                         $  844,100,000                    $   84,422,000

Christopher          MAP Fund            1 RIC                          0  10 Accounts          0            0        1 Account
Mullarkey                                $  844,100,000                    $  271,800,000                             $   16,594,000

Michael J.           MAP Fund            1 RIC                          0  10 Accounts          0            0        1 Account
Mullarkey                                $  844,100,000                    $  271,800,000                             $   16,594,000

J. Matthew Philo     Diversified Income  3 RICs          3 Accounts        39 Accounts          0            0        1 Account
                     Fund,  High Yield   $2,561,000,000  $    879,000,000  $7,815,000,000                             $  104,400,000
                     Corporate Bond Fund

Joseph Portera       Diversified Income  3 RICs          3 Accounts        40 Accounts          0            0        4 Accounts
                     Fund, Global High   $  687,000,000  $    162,300,000  $2,567,000,000                             $  682,900,000
                     Income Fund,
                     Government Fund,
                     Total Return Fund

Richard A. Rosen     Mid Cap Value       3 RICs                         0  20 Accounts          0            0        2 Accounts
                     Fund,               $1,403,000,000                    $  554,600,000                             $  182,000,000
                     Total Return Fund,
                     Value Fund

Jeffrey H. Saxon     Global High Income               0                 0               0       0            0                     0
                     Fund

Jerrold K. Senser    MAP Fund            15 RICs         10 Accounts       126 Accounts         0            0        13 Accounts
                                         $8,400,000,000  $  2,000,000,000  $8,000,000,000                             $1,800,000,000

Edward Silverstein   Convertible Fund    1 RIC           2 Accounts        4 Accounts           0            0        2 Accounts
                                         $  400,000,000  $      9,400,000  $  198,000,000                             $  566,000,000

Mark T. Spellman     Mid Cap Value       1 RIC                          0  20 Accounts          0            0        2 Accounts
                     Fund,               $  454,000,000                    $  555,000,000                             $  182,000,000
                     Small Cap Value Fund

Edmund C. Spelman    Capital             5 RICs          2 Accounts        20 Accounts          0            0        3 Accounts
                     Appreciation        $1,959,000,000  $      9,367,000   1,362,000,000                             $6,573,000,000
                     Fund, Convertible
                     Fund,
                     Mid Cap Growth
                     Fund,
                     Small Cap Growth
                     Fund, Total Return
                     Fund

Laurie Walters       Tax Free Bond Fund               0                 0               0       0            0                     0

                     Large Cap Growth    2 RICs,         4 Accounts,       28 Accounts          0            0        1 Account
R. Bart Wear         Fund                $  483,000,000  $    185,000,000  $1,642,000,000                             $   34,000,000

                                                                                              NUMBER OF ACCOUNTS AND ASSETS
                                                NUMBER OF OTHER ACCOUNTS MANAGED                FOR WHICH THE ADVISORY FEE IS
                                                   AND ASSETS BY ACCOUNT TYPE                       BASED ON PERFORMANCE
                                                              OTHER
                      FUNDS MANAGED BY     REGISTERED         POOLED                       REGISTERED   OTHER POOLED
PORTFOLIO                 PORTFOLIO        INVESTMENT       INVESTMENT          OTHER      INVESTMENT    INVESTMENT       OTHER
MANAGER                    MANAGER          COMPANY          VEHICLES         ACCOUNTS       COMPANY      VEHICLES       ACCOUNTS
------------------   ------------------- --------------  ----------------  --------------  -----------  ------------  --------------
Thomas R. Wenzel     MAP Fund            15 RICs         10 Accounts       126 Accounts         0            0        13 Accounts
                                         $8,400,000,000  $ 2,000,000,000   $8,000,000,000                             $1,800,000,000

Clark J. Winslow     Large Cap Growth    2 RICs,         4 Accounts,       28 Accounts          0            0        1 Account
                     Fund                $  483,000,000  $   185,000,000   $1,642,000,000                             $   34,000,000






PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, NYLIM and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

    NYLIM

    NYLIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

      NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

    MacKay Shields

    MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Fund and other accounts.

    MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

    McMorgan

    McMorgan's portfolio managers receive a base salary and an annual incentive based on performance against individual and department/team objectives, as well as McMorgan's overall results. The plan is designed to align compensation with clients' goals by rewarding portfolio managers who meet the long-term objective of consistent and superior investment performance. In addition, these employees participate in a long-term incentive program. The total compensation package (i.e. salary, annual and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

    Winslow Capital

    In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management.

    At Winslow Capital the Large Cap Growth portfolio managers are substantial owners of the firm. The financial success of the portfolio managers/owners (base salary and share of the earnings) is a direct result of providing favorable long-term results for clients. The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the firm's non-owner employees based upon each individual's performance and the profitability of the firm. The incentive bonus and share of the firm's earnings engender a commitment and loyalty to the firm to always strive for success.

    Winslow Capital provides a 401(k) profit-sharing and salary savings plan for all eligible employees. Contributions are based on a percentage of the employee's total base and bonus paid during the fiscal year, subject to a specified maximum amount. At the employees' discretion, assets of this profit-sharing plan are invested in the Large Cap Growth Fund.

    ICAP

    Compensation for key ICAP investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

      MARKSTON

      The Markston portfolio management team (Michael Mullarkey, Roger Lob, Christopher Mullarkey) are all owners of Markston International LLC. The portfolio managers share in the profits of the firm. Therefore, the success of the team in generating long term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

      The following table states, as of December 31, 2007, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Trust ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000,
$500,001-$1,000,000, or over $1,000,000).


PORTFOLIO MANAGER       FUND                             $ RANGE OF OWNERSHIP
--------------------    ------------------------------   ---------------------
Claude Athaide          Money Market Fund                   $10,001-$50,000
                        Short Term Bond Fund                $10,001-$50,000
David Bader             Common Stock Fund                   $10,001-$50,000
                        Principal Preservation Fund            $1-$10,000
Rupal J. Bhansali       International Equity Fund          $100,000-$500,000
Adam Blankman           Institutional Bond Fund             $10,001-$50,000
                        Principal Preservation Fund        $100,000-$500,000
Robert J. Centrella     Capital Appreciation Fund           $10,001-$50,000
                        International Equity Fund           $10,001-$50,000
                        Value Fund                          $10,001-$50,000
                        Small Cap Growth Fund                  $1-$10,000
                        Mid Cap Growth Fund                 $10,001-$50,000
John Fitzgerald         Tax Free Bond Fund                  $10,001-$50,000
Harvey Fram             Common Stock Fund                   $10,001-$50,000
Gary Goodenough         High Yield Corporate Bond Fund      $10,001-$50,000
                        International Equity Fund          $100,001-$500,000
                        Total Return Fund                   $50,001-$100,000
Denise E. Higgins       Capital Appreciation Fund           $50,001-$100,000
                        Convertible Fund                       $1-$10,000
                        High Yield Corporate Bond Fund         $1-$10,000
                        International Equity Fund              $1-$10,000
                        Mid Cap Growth Fund                    $1-$10,000
                        Mid Cap Value Fund                  $50,001-$100,000
                        Small Cap Growth Fund                  $1-$10,000
                        Small Cap Value Fund                   $1-$10,000
                        Value Fund                             $1-$10,000
Joanna Karger           None                                       0
Justin H. Kelly         Large Cap Growth Fund             $100,001 - $500,000
Migene Kim              None                                       0
Roger Lob               MAP Fund                          $100,001 - $500,000
Christopher Mullarkey   MAP Fund                                   0
Michael J. Mullarkey    MAP Fund                                   0
J. Matthew Philo        None                                       0
Joseph Portera          Diversified Income Fund             $10,001-$50,000
                        Global High Income Fund             $10,001-$50,000
                        Government Fund                        $1-$10,000
                        International Equity Fund           $10,001-$50,000
                        MAP Fund                               $1-$10,001
                        Money Market Fund                   $10,001-$50,000
                        Value Fund                          $10,001-$50,000
Richard A. Rosen        Value Fund                         $100,001-$500,000
Jeffrey H. Saxon        Global High Income Fund              10,001-$50,000
Jerrold K. Senser       None                                       0
Edward Silverstein      Convertible Fund                  $500,001-$1,000,000
Mark T. Spellman        Capital Appreciation Fund           $10,001-$50,000
                        Mid Cap Value Fund                  $10,001-$50,000
                        Money Market Fund                   $50,001-$100,000
                        Total Return Fund                   $10,001-$50,000
Edmund C. Spelman       Capital Appreciation Fund         $500,001-$1,000,000
                        Mid Cap Growth Fund                 $10,001-$50,000
                        Small Cap Growth Fund              $100,001-$500,000

PORTFOLIO MANAGER       FUND                             $ RANGE OF OWNERSHIP
--------------------    ------------------------------   ---------------------
                        Total Return Fund                      $1-$10,000
Laurie Walters          MAP Fund                            $10,001-$50,000
R. Bart Wear            Large Cap Growth Fund            $500,001 - $1,000,000
Thomas R. Wenzel        None                                       0
Clark J. Winslow        Large Cap Growth Fund               over $1,000,000


Potential Portfolio Manager Conflicts


      Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).


      A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

      - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

      - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

      - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

      - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

      To address potential conflicts of interest, NYLIM and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board of Trustees have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


      In the fiscal years ended October 31, 2006 and October 31, 2005, the MainStay MAP Fund paid commissions to Wachovia Capital Markets, an affiliate of the MAP Fund's former subadvisor, Jennison. The following table sets forth information regarding such payments.



                                                                      2006          2005
                                                                ----------    ----------
Total brokerage commissions paid by the MainStay
  MAP Fund .................................................    $1,538,322    $1,986,694
Total brokerage commissions paid to Affiliated
  Brokers ..................................................             0         2,900
Percentage of total brokerage commissions paid to
  Affiliated Brokers .......................................             0         0.001%
Percentage of the MAP Fund's aggregate dollar
  amount of transactions involving the payment of
  commissions effected through Affiliated Broker............             0             0%


      Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

      Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

      In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The management fees paid by the Trust, on behalf of each Fund, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.


      The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor. The Principal Preservation Fund and the Institutional Bond Fund commenced operations on November 28, 2007 and are not included in the table below.



                                 YEAR ENDED  YEAR ENDED    YEAR ENDED
                                  10/31/07    10/31/06      10/31/05
                                -----------  -----------  ------------
Capital Appreciation Fund       $   959,649  $   748,289  $  1,177,945
Common Stock Fund                   159,338      156,066        70,811
Convertible Fund                    153,990      173,112       265,612
Diversified Income Fund               3,707        7,869         5,195
Global High Income Fund               3,075       13,306         1,359
Government Fund                         N/A          N/A           N/A
High Yield Corporate Bond Fund      370,039      284,203       436,080
International Equity Fund         1,571,297    1,449,131       835,174
Large Cap Growth Fund*            1,247,910    1,004,760       333,144
MAP Fund                          1,211,285    1,538,322     1,980,487
Mid Cap Growth Fund                 189,495      224,018       130,565
Mid Cap Value Fund                  481,185      570,776       781,323
Money Market Fund                       N/A          N/A           N/A
Small Cap Growth Fund               309,655      218,677       437,713
Small Cap Value Fund                513,882      412,411       636,267
Tax Free Bond Fund                    1,250        3,750           N/A
Total Return Fund                   482,077      588,327       634,165
Value Fund                          737,347      951,897     1,081,020


* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, brokerage commissions paid to entities not affiliated with the Fund, the Manager or the Distributor were: $13,763.

      The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2007 and the dollar amount of the transactions involved.


                                  TOTAL AMOUNT OF
                                   TRANSACTIONS
                                 WHERE COMMISSIONS   TOTAL BROKERAGE
                                  PAID TO BROKERS    COMMISSIONS PAID
                                   THAT PROVIDED      TO BROKERS THAT
                                 RESEARCH SERVICES  PROVIDED RESEARCH
                                ------------------  -----------------
Capital Appreciation Fund       $      173,692,875  $         114,326
Common Stock Fund                           28,477         26,386,082
Convertible Fund                        18,275,623             13,320
Diversified Income Fund                     21,000                 56
Global High Income Fund                         --                 --
High Yield Corporate Bond Fund          22,976,251             43,704
International Equity Fund               36,703,972             68,932
Large Cap Growth Fund                  193,372,336            200,386

                                                   TOTAL AMOUNT OF
                                                    TRANSACTIONS
                                                  WHERE COMMISSIONS         TOTAL BROKERAGE
                                                   PAID TO BROKERS         COMMISSIONS PAID
                                                    THAT PROVIDED           TO BROKERS THAT
                                                  RESEARCH SERVICES        PROVIDED RESEARCH
                                                  -----------------        -----------------
MAP Fund                                             76,218,948                 62,526
Mid Cap Growth Fund                                  22,280,514                 17,144
Mid Cap Value Fund                                   53,247,869                  52,02
Small Cap Growth Fund                                 8,726,691                 10,956
Small Cap Value Fund                                 17,512,598                 28,679
Total Return Fund                                    68,005,561                 56,525
Value Fund                                          111,375,772                 93,724


      As of October 31, 2007, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:


FUND                                                        BROKER-DEALER                         MARKET VALUE
----                                                                                              -----------------
MainStay Capital Appreciation Fund      Deutsche Bank Financial LLC                                   $   2,240,000
                                        Goldman Sachs Group, Inc. (The)                                  12,743,088
                                        Merrill Lynch & Co., Inc.                                         7,724,340
                                        Morgan Stanley                                                   12,335,484
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                       114,757,486

MainStay Common Stock Fund              Bank of America Corp.                                         $   2,761,423
                                        Citigroup, Inc.                                                   5,558,203
                                        Goldman Sachs Group, Inc. (The)                                   1,289,184
                                        JPMorgan Chase & Co.                                              1,479,701
                                        Lehman Brothers Holdings, Inc.                                      325,821
                                        Merrill Lynch & Co., Inc.                                         2,742,999
                                        Morgan Stanley                                                    3,327,689
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                        17,733,893

MainStay Convertible Fund               Bear Stearns Global Asset Cl (Boston Scientific)              $   1,991,528
                                        Citigroup Funding Inc. (Genentech, Inc.)                          4,734,895
                                        Lehman Brothers  Holdings,  Inc. (Whole Foods Market,
                                        Inc.)                                                            12,978,163
                                        Merrill Lynch & Co., Inc.                                        17,809,925
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                        42,724,209

MainStay Diversified Income Fund        Banc of America Commercial Mortgage, Inc.                     $     293,474
                                        Bank of America Credit Card Trust                                   127,894
                                        Bear Stearns Cos., Inc. (The)                                       336,569
                                        Citibank Credit Card Issuance Trust                                 136,991
                                        Citicorp Residential Mortgage Securities, Inc.                       97,896
                                        Citicorp Residential Mortgage Securities, Inc.                      118,081
                                        Citigroup Commercial Mortgage Trust                                 209,965
                                        Citigroup/Deustsche Bank Commercial Mortgage Trust                  432,770
                                        Deutsche Bank Financial LLC                                         635,000
                                        LB-UBS Commercial Mortgage Trust                                    415,635
                                        LB-UBS Commercial Mortgage Trust                                    137,138
                                        LB-UBS Commercial Mortgage Trust                                    229,223
                                        Lehman Brothers Holdings, Inc.                                      251,622

FUND                                                        BROKER-DEALER                         MARKET VALUE
----                                                                                              -----------------
                                        Merrill Lynch Mortgage Trust                                        108,931
                                        Merrill Lynch Mortgage Trust                                        534,217
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                         7,126,910

MainStay Global High Income Fund        Deutsche Bank Financial LLC                                   $   1,580,000
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                         7,477,018
                                        Toyota Motor Credit Corp.                                         1,998,949

MainStay Government Fund                Chase Issuance Trust                                          $     966,018
                                        Citibank Credit Card Issuance Trust                                 601,781
                                        Citicorp Residential Mortgage Securities, Inc.                      930,008
                                        Citicorp Residential Mortgage Securities, Inc.                    1,170,973
                                        Banc of America Commercial Mortgage, Inc.                         2,049,346
                                        Citigroup Commercial Mortgage Trust                                 639,494
                                        Citigroup Commercial Mortgage Trust                               1,908,772
                                        Citigroup Mortgage Loan Trust, Inc.                               1,232,277
                                        Credit Suisse Mortgage Capital Certificates                       1,486,226
                                        GS Mortgage Securities Corp. II                                   1,658,013
                                        LB-UBS Commercial Mortgage Trust                                    292,625
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                         8,185,218

MainStay High Yield Corporate           State  Street  Navigator   Securities  Lending  Prime
Bond Fund                               Portfolio                                                     $ 125,682,612

MainStay International Equity Fund      Deutsche Bank Financial LLC                                   $   9,535,000
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                        94,092,291
                                        UBS A.G. (capital markets)                                        4,477,746
                                        UBS A.G. Registered (capital markets)                             1,192,580

MainStay Large Cap Growth Fund          Goldman Sachs Group, Inc. (The)                               $  24,221,784
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                        68,976,356

MainStay MAP Fund                       Bank of America Corp.                                         $     662,595
                                        Citigroup, Inc.                                                  45,080,210
                                        JPMorgan Chase & Co.                                             45,058,900
                                        Merrill Lynch & Co., Inc.                                         5,525,874
                                        Morgan Stanley                                                   69,419,719
                                        State Street Corp.                                                6,054,543
                                        State Street Navigator Fund                                      96,587,360
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                       117,975,930

MainStay Mid Cap Growth Fund            Deutsche Bank Financial LLC                                   $   3,470,000
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                        64,213,455
                                        Toyota Motor Credit Corp.                                         3,997,898

MainStay Mid Cap Value Fund             Deutsche Bank Financial LLC                                   $   4,880,000
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                        48,114,346
                                        Toyota Motor Credit Corp.                                         4,997,372

FUND                                                        BROKER-DEALER                         MARKET VALUE
----                                                                                              -----------------
MainStay Money Market Fund              Bank of America Corp.                                           $ 4,792,117
                                        Bank of America Corp.                                             5,803,018
                                        Goldman Sachs Group, Inc.                                         5,045,550
                                        Goldman Sachs Group, Inc.                                         7,237,410
                                        JPMorgan Chase & Co.                                              5,566,648
                                        JPMorgan Chase & Co.                                              3,131,188
                                        Merrill Lynch & Co., Inc.                                         5,321,668
                                        Merrill Lynch & Co., Inc.                                         1,268,954
                                        Merrill Lynch & Co., Inc.                                         3,983,760
                                        Morgan Stanley                                                    2,120,384
                                        Morgan Stanley                                                    3,960,660
                                        Toyota Motor Credit Corp.                                         4,287,720
                                        Toyota Motor Credit Corp.                                         4,528,020
                                        Toyota Motor Credit Corp.                                         2,730,567
                                        UBS Finance Delaware LLC                                          3,770,634
                                        UBS Finance Delaware LLC                                          4,951,029
                                        UBS Finance Delaware LLC                                          3,687,910
                                        Morgan Stanley                                                    4,501,488
                                        Morgan Stanley                                                    4,500,129

MainStay Small Cap Growth Fund          Deutsche Bank Financial LLC                                     $ 1,630,000
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                        55,403,231

MainStay Small Cap Value Fund           State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                       $24,473,088

MainStay Total Return Fund              Banc of America Commercial Mortgage, Inc.                       $ 1,168,923
                                        Bank of America Corp.                                             6,527,649
                                        Bank of America Credit Card Trust                                   733,449
                                        Bear Stearns Cos., Inc. (The)                                     1,080,711
                                        Chase Issuance Trust                                              1,270,313
                                        Citibank Credit Card Issuance Trust                               1,369,907
                                        Citicorp Residential Mortgage Securities, Inc.                      484,583
                                        Citicorp Residential Mortgage Securities, Inc.                      841,329
                                        Citigroup Commercial Mortgage Trust                               1,092,772
                                        Citigroup, Inc.                                                   1,713,172
                                        Citigroup, Inc.                                                   5,514,040
                                        Citigroup/Deutsche Bank Commercial Mortgage Trust                   973,733
                                        Credit Suisse Mortgage Capital Certificates                       1,884,151
                                        Deutsche Bank Financial LLC                                       5,050,000
                                        Goldman Sachs Group, Inc. (The)                                   6,346,752
                                        Goldman Sachs Group, L.P.                                           762,706
                                        HSBC Bank USA N.A.                                                  945,714
                                        HSBC Finance Corp                                                   751,229
                                        JPMorgan Chase & Co.                                              3,926,568
                                        LB-UBS Commercial Mortgage Trust                                  1,520,736
                                        LB-UBS Commercial Mortgage Trust                                    740,543
                                        LB-UBS Commercial Mortgage Trust                                  1,144,165

FUND                                                        BROKER-DEALER                         MARKET VALUE
----                                                                                              -----------------
                                        LB-UBS Commercial Mortgage Trust                                    659,916
                                        Merrill Lynch & Co., Inc.                                         3,703,722
                                        Merrill Lynch Mortgage Trust                                        589,392
                                        Merrill Lynch Mortgage Trust                                      2,156,117
                                        Morgan Stanley                                                    4,445,886
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                        74,009,091
                                        UBS A.G. Registered (Chi-X Exchange)                                 64,175
                                        UBS A.G. Registered (NYS Exchange)                                  118,118

MainStay Value Fund                     Bank of America Corp.                                          $ 22,065,215
                                        Citigroup, Inc.                                                  20,089,625
                                        Deutsche Bank Financial LLC                                       1,760,000
                                        Goldman Sachs Group, Inc. (The)                                  11,255,568
                                        JPMorgan Chase & Co.                                             13,554,424
                                        Merrill Lynch & Co., Inc.                                         6,661,418
                                        Morgan Stanley                                                    8,111,556
                                        State  Street  Navigator   Securities  Lending  Prime
                                        Portfolio                                                        29,676,470


      A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses that must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

      The Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of each Fund, by dividing the current market value (amortized cost, in the case of the Money Market Fund and Principal Preservation Fund) of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding. The Principal Preservation Fund calculates its NAV at 1:00 p.m. Eastern time.

HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Money Market Fund and Principal Preservation Fund are valued at their amortized cost (in accordance with the Trust's Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund and Principal Preservation Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Money Market Fund and Principal Preservation Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities of each of the other Funds are valued:

      (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

      (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;

      (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

      (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

      (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

      (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

      (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

      To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

      A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MainStay Investments. Whenever a transaction takes place in a Fund (other than the Money Market Fund and the Principal Preservation Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the Money Market Fund and the Principal Preservation Fund will be sent a monthly statement for each month in which a transaction occurs.

                            SHAREHOLDER TRANSACTIONS

      MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

      - dividend and capital gain changes (including moving dividends between account registrations);

      -     address changes;

      - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

      -     exchange requests between identical registrations; and

      -     redemptions of $100,000 or less to the address of record only.

      In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION


      Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Investor Class or Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class or Class A shares. As compared to Investor Class or Class A shares, the Class R1 shares have lower on-going expenses and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Investor Class or Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Investor Class, Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.


      The Funds' Class B share conversion feature provides that Class B shares will convert to Class A shares, or Investor Class shares if a shareholder is not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets.



      If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to convert, the shareholder may hold both Investor Class and Class A shares of the Fund (acquired as a result of conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial conversion of a shareholder's Class B shares to Investor Class or Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Investor Class or Class A shares.


BY MAIL

      Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds, plus any applicable sales charge. A share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc.

BY TELEPHONE


      For all Funds, other than the Money Market Fund and the Principal Preservation Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, Eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.


BY WIRE


      An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 p.m., Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:


STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY ________________ FUND-CLASS ______
SHAREHOLDER NAME ______________________________________
SHAREHOLDER ACCOUNT NO. _______________________________
DDA ACCOUNT NUMBER 99029415

AN APPLICATION MUST BE RECEIVED BY MAINSTAY INVESTMENTS WITHIN THREE BUSINESS DAYS.


      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon Eastern time, and federal funds must be received by MainStay Investments before 4:00 p.m. Eastern time.


      Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

      Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

      Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

PURCHASES IN KIND

      Investors, including certain clients of the Manager and the Subadvisor, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor. These transactions will be effected only if the Manager and Subadvisor determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined net asset value per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay fund must have the same procedures for determining their net asset values, and the Fund and the redeeming MainStay fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that Rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-8 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their net asset values (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. An investor must call 1-800-MAINSTAY (1-800-624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

ALTERNATIVE SALES ARRANGEMENTS


INITIAL SALES CHARGE ALTERNATIVE ON INVESTOR CLASS SHARES AND CLASS A SHARES


      The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Money Market Fund.

      The sales charge applicable to an investment in Investor Class and Class A shares of the Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be determined according to the following table:

                                         SALES CHARGE AS A     SALES CHARGE AS A PERCENTAGE
                                           PERCENTAGE OF:          OF OFFERING PRICE:
                                         ------------------    ----------------------------
                                                      NET                        RETAINED
       AMOUNT OF                         OFFERING    AMOUNT     RETAINED          BY THE
       PURCHASE                           PRICE     INVESTED    BY DEALER       DISTRIBUTOR
----------------------                   --------   --------    ---------       -----------
Less than $50,000                         5.50%       5.82%       4.75%             0.75%
$50,000 to $99,999                        4.50%       4.71%       4.00%             0.50%
$100,000 to $249,999                      3.50%       3.63%       3.00%             0.50%
$250,000 to $499,999                      2.50%       2.56%       2.00%             0.50%
$500,000 to $999,999                      2.00%       2.04%       1.75%             0.25%
$1,000,000 or more*                       None        None      See Below*          None

      The sales charge applicable to an investment in Investor Class shares or Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be determined according to the following table:

                                         SALES CHARGE AS A     SALES CHARGE AS A PERCENTAGE
                                           PERCENTAGE OF:          OF OFFERING PRICE:
                                         ------------------    ----------------------------
                                                      NET                        RETAINED
       AMOUNT OF                         OFFERING    AMOUNT     RETAINED          BY THE
       PURCHASE                           PRICE     INVESTED    BY DEALER       DISTRIBUTOR
----------------------                   --------   --------    ---------       -----------
Less than $100,000                        4.50%       4.71%       4.00%            0.50%
$100,000 to $249,999                      3.50%       3.63%       3.00%            0.50%
$250,000 to $499,999                      2.50%       2.56%       2.00%            0.50%
$500,000 to $999,999                      2.00%       2.04%       1.75%            0.25%
$1,000,000 or more*                       None        None      See Below*         None

      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. See "Purchases at Net Asset Value" below for more information.

      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

      The sales charge applicable to an investment in Investor Class shares or Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be 4.50% of the offering price per share (4.74% of the NAV per share).

      Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of Class A shares of the High Yield Corporate Bond Fund on October 31, 2007. The offering price of shares of each of the other listed Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.


NAV per Class A Share at October 31, 2007                                     $ 6.35
Per Share Sales Charge - 4.50% of offering price (4.74% of NAV per share)     $ 0.30
Class A Per Share Offering Price to the Public                                $ 6.65


      The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be 5.50% of the offering price per share (5.81% of NAV per share).

      Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Capital Appreciation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the Capital Appreciation Fund on October 31, 2007. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.


NAV per Class A Share at October 31, 2007                                     $ 38.83
Per Share Sales Charge - 5.50% of offering price (5.81% of NAV per share)     $  2.26
Class A Per Share Offering Price to the Public                                $ 41.09


PURCHASES AT NET ASSET VALUE

      Purchases of Investor Class shares or Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."

      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with NYLIM); employees (and immediate family members) of Markston, ICAP and Winslow Capital; respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class A shares of the Funds are sold at NAV to the CollegeSense 529 Plan.


      In addition, Investor Class share purchases and Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than non-ERISA plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."


      Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc., each an open-end investment company registered with the SEC under the 1940 Act, as of December 31, 2003. Investor Class shares or Class A shares may also be purchased at NAV if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

      Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, the Distributor, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors, (vi) individuals purchasing through certain registered investment advisers that maintain institutional separate accounts with ICAP, (vii) investors purchasing through certain nonbroker/dealer affiliated, registered investment advisory firms, which in the aggregate invest or manage at least $100,000 in the MainStay funds, and (viii) investors purchasing through certain registered investment advisory firms that held aggregate holdings of at least $5 million in the ICAP Funds through certain platforms as of August 28, 2006, which maintain, in aggregate, investments of at least $1 million in the MainStay funds.


      Existing Class I Shareholders include shareholders: (i) who owned shares of the no-load class of any Fund in the Eclipse family of funds as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004; (ii) who owned shares of the no-load class of any ICAP Fund as of August 28, 2006, which class was renamed MainStay Class I; or (iii) became a Class I shareholder by exchanging shares of any McMorgan Fund on or after July 2, 2007.

      Although an investor will not pay a sales charge on Class I share investments or on Investor Class share or Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, other than the MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES


      Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b)(7) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. Please note that you may not use a Right of Accumulation to avoid being subject to the investment minimums of any class of shares.


LETTER OF INTENT (LOI)

      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day backdated period can be used to include earlier purchases, the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

      On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

      Please note that you may not use an LOI to avoid being subject to the investment minimums of any class of shares.

CONTINGENT DEFERRED SALES CHARGE, INVESTOR CLASS AND CLASS A

      In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Investor Class and Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

      Investor Class and Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders (QDROs) and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the contingent deferred sales charge:

                          CONTINGENT DEFERRED SALES
                           CHARGE AS A PERCENTAGE
      YEAR SINCE              OF AMOUNT REDEEMED
PURCHASE PAYMENT MADE       SUBJECT TO THE CHARGE
---------------------     -------------------------
       First                          5.0%
      Second                          4.0%
       Third                          3.0%
      Fourth                          2.0%
       Fifth                          2.0%
       Sixth                          1.0%
    Thereafter                       None

      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70-1/2 for IRA and 403(b)(7) TSA participants;
(ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

      ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

      Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

      A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

      Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

                            PURCHASES AND REDEMPTIONS

      Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

      Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

      In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

      The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.


      Purchases and redemptions for each class of shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.


      Certain clients of the Manager and the Subadvisors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

      The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" above.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

      The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings;

(b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

      The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

REDEMPTION FEE

      The International Equity and High Yield Corporate Bond Funds each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan.

      Please contact MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) if you have any questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLAN

      MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

REDEMPTIONS IN KIND

      The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

      The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

      Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.


      Subject to the conditions and limitations described herein, Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by NYLIM, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. Additionally, you may exchange Investor Class shares for Class A shares, and Class A shares for Investor Class shares of the same or any other MainStay Fund. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: The MainStay

Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time) or by accessing your account via www.mainstayfunds.com.

REDEMPTION BY CHECK

      The Money Market Fund, the Principal Preservation Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund or Principal Preservation Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

  INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE
                                    REQUEST.


      Generally, shareholders may exchange their Investor Class shares or Class A shares of a Fund for Investor Class shares or Class A shares of the same or any other MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Investor Class shares or Class A shares of the Money Market Fund for Investor Class shares or Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.


      Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges of those shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Investor Class shares or Class A shares with respect to Class B shares) stops until the shares are exchanged back into shares of another MainStay Fund.

      In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

      For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

      The exchange privilege may be modified or withdrawn at any time upon prior notice.

                          TAX-DEFERRED RETIREMENT PLANS

         CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual

(including sole proprietors and partnerships), or other organization. All Funds, except the Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.


INDIVIDUAL RETIREMENT ACCOUNT ("IRA") AND COVERDELL EDUCATION SAVINGS ACCOUNTS


      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased by an IRA. Both traditional IRAs and Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.


      TRADITIONAL IRAs. For 2008, an individual who has not attained age 70 1/2 may contribute as much as $5,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.


      Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.


    Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.



(a) ELIGIBILITY Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,000 (or an additional $5,000 in the case of Spousal IRA), for tax year 2008, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,000 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by: $1000 for any taxable year beginning in 2006 and years thereafter.



(b) ACTIVE PARTICIPANT You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.



(c) MODIFIED ADJUSTED GROSS INCOME (MAGI) If you or your spouse is an active participant, you must look at your Modified Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $53,000 and phased out at $63,000 (for
2008). The deduction threshold level if you are married and file a joint tax return is $85,000 and phased out at $105,000 (for 2008), and if you are married but file a separate tax return, the threshold level is $10,000 (for 2008). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $159,000 and phased out at $169,000(for
2008).



    The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.



    An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.




    Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of a 50% excise tax.



      To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.






      ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. For 2008, the Roth IRA, like the traditional IRA, is subject to a $5,000 ($10,000 for a married couple, $6,000 for individuals over age 50, and $12,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $101,000 and $116,000 ($159,000 - $169,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. . All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner.


      Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.


      COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well.

Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution.



     All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.



403(b)(7) TAX SHELTERED ACCOUNT


      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased by a tax sheltered custodial account (403(b)(7) TSA plan) made available by the Distributor. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations, educational institutions or public school systems) are eligible to participate in 403(b)(7) TSA plans.

GENERAL INFORMATION

      Shares of a Fund, except the Tax Free Bond Fund, are a permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services, may limit or delay the processing of transactions.

      For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

      The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

      Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                 TAX INFORMATION

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

      Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

      To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

      If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

      Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.


      Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The lower tax rates for long-term capital gains and qualified dividends is scheduled to expire after 2010.


      If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

      A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Distributions by a Fund (other than the Money Market Fund and the Principal Preservation Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

      A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND

      The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Tax Free Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of its shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Bond Funds will be eligible for the deduction for dividends received by corporations.

      Although a significant portion of the distributions by the Tax Free Bond Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Fund. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

      In addition, as discussed below, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

      Exempt-interest dividends from the Tax Free Bond Fund, ordinary dividends from the Tax Free Funds, if any, capital gains distributions from the Tax Free Bond Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

      Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

      Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, the Subadvisor and its affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

      Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that the Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

      Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolio of the Tax Free Bond Fund has been made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund since the acquisition of shares of the Tax Free Bond Fund may result in adverse tax consequences to them.

      Income derived by the Tax Free Bond Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Tax Free Bond Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS


      A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:



                                                             AMOUNT
FUND                                 AVAILABLE THROUGH       (000's)
-------------------------------     ------------------      ---------
Capital Appreciation Fund                    N/A                  N/A
Common Stock Fund                            N/A                  N/A
Convertible Fund                             N/A                  N/A
Diversified Income Fund                     2008            $     319
                                            2009                  864
                                            2010                1,161
                                            2011                  524
                                            2014                1,450
                                                                4,318
Global High Income                           N/A                  N/A
Government Fund                             2008            $   6,930
                                            2012                3,458
                                            2014                2,598
                                            2015                  391
                                                               13,377
High Yield Corporate Bond Fund              2009            $  84,769
                                            2010              169,119

                                                             AMOUNT
FUND                                 AVAILABLE THROUGH       (000's)
-------------------------------     ------------------      ---------
                                            2011              306,034
                                            2014               34,845
                                                              594,767
International Equity Fund                    N/A                  N/A
Large Cap Growth Fund                       2008            $  73,113
                                            2009               53,277
                                            2010                5,418
                                            2013                1,157
                                                              132,965
MAP Fund                                     N/A                  N/A
Mid Cap Growth Fund                          N/A                  N/A
Mid Cap Value Fund                           N/A                  N/A
Small Cap Growth fund                       2009            $  34,022
                                            2010               40,252
                                            2011                2,925
                                                               77,199
Small Cap Value Fund                         N/A                  N/A
Tax Free Bond Fund                          2008            $  15,453
                                            2011                8,117
                                            2012                  479
                                                               24,049
Total Return Fund                            N/A                  N/A
Value Fund                                   N/A                  N/A



      The following funds utilized capital loss carryforwards during the year ended October 31, 2007:



Capital Appreciation Fund           $183,500,350
Convertible Fund                      25,190,322
Diversified Income Fund                1,003,149
High Yield Corporate Bond Fund        37,920,713
Large Cap Growth Fund                 32,729,494
Small Cap Growth Fund                 56,207,711
Tax Free Bond Fund                       921,665



      In addition, the Government Fund and the Tax Free Bond Fund had $29,405,396 and $4,041,964, respectively, of capital loss carryforwards that expired.



      The Institutional Bond Fund and Principal Preservation Fund commenced operations as of November 28, 2007. Therefore, no amounts are indicated for those Funds.


DISPOSITIONS OF FUND SHARES

      Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

      A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

      Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

      Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

      In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

      Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

      Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

      Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

      Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

      The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

      Regarding the Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.


      The tax treatment of swap agreements entered into by a Fund is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.


FOREIGN TAXES

      Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. Since the percentage of each Fund's total assets (with the exception of the International Equity Fund and possibly the Global High Income Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

      The International Equity Fund and the Global High Income Fund may qualify for and make the election permitted under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate
(a) the shareholder's portion of the foreign taxes paid to each such country and
(b) the portion of the dividend which represents income derived from sources within each such country.

      The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.


      It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

      Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

      Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

      All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

      Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

      Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund or Principal Preservation
Fund), except in the case of certain exempt shareholders.

      Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

      Under the backup withholding provisions of the Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES


      Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.


      Shareholders of the Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Fund in his or her own state and locality.

FOREIGN SHAREHOLDERS

      The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

                                OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

      The Funds are separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization that occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund commenced operations on February 28, 1997 and was renamed the Diversified Income Fund effective January 1, 2004. The Small Cap Value Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. Effective January 1, 2004, the Equity Income Fund, Growth Opportunities Fund and Global High Yield Fund were renamed the Mid Cap Value Fund, Common Stock Fund and Global High Income Fund, respectively. The MAP Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting, and the MAP-Equity Fund was reorganized as the MainStay MAP Fund-Class I shares on June 9, 1999. The Fund was renamed the MAP Fund effective June 10, 2002. The Mid Cap Growth Fund was formed pursuant to an Establishment and Designation of Series on December 11, 2000. The Large Cap Growth Fund, which commenced operations on April 1, 2005, was established in connection with an Agreement and Plan of Reorganization pursuant to which the FMI Winslow Growth Fund, a series of FMI Mutual Funds, Inc. (the "Winslow Fund") was reorganized with and into the Fund effective March 31, 2005 ("Reorganization"). As a result of the Reorganization, shares of the Winslow Fund were designated as Class A shares of the Fund and the Fund adopted the Winslow Fund's performance and financial history. The Principal Preservation Fund and Institutional Bond Fund were formed pursuant to an Establishment and Designation of Additional Series and Classes on June 13, 2007, and commenced operations on November 28, 2007. The organizational expenses of each Fund will be expensed over a period not to exceed 12 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

      Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY


      Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.


      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit and Compliance Committee.

TRANSFER AGENT


      NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, N. Quincy, Massachusetts 02021-2809 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street Bank and retains the interest earnings generated from these accounts.

      The Transfer Agent has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Trust, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.



      Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. These fees and expenses are reflected among "Other Expenses" in the applicable prospectus fee table. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Trust may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Trust's transfer agent fees and expenses, in addition to the imposition of a small account fee.


CUSTODIAN

      State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Funds of the Trust and has subcustodial agreements for holding such Funds' foreign assets.

LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

      As of January 31, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of January 31, 2008, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2008 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.


                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay Capital Appreciation Fund  - Class C        Citigroup Global Markets Inc                           23,758.7200     15.34%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

                                                     Merrill  Lynch  Pierce  Fenner & Smith Inc - for       18,408.7440     11.88%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97t98
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

MainStay Capital Appreciation Fund  - Class I        New York Life Insurance Co                             46,832.6810      9.34%
                                                     Mainstay Growth Allocation Fund
                                                     1180 Avenue of the Americas
                                                     Attn: Maggie Goodman
                                                     New York Life Investment Mgmt
                                                     New York NY  10036-8401

MainStay Common Stock Fund  -  Class A               New York Life Trust Company                           349,863.0760     11.84%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay Common Stock Fund  - Class C                Theresa  Collins  USUFRUCT                             13,280.7720      5.74%
                                                     James N Collins & Gene M Collins
                                                     Karen T Collins & John W Collins
                                                     Naked Owners
                                                     4006 Walnut Dr
                                                     New Iberia LA 70563-3342

                                                     Merrill  Lynch  Pierce  Fenner & Smith Inc - for       12,569.6130      5.43%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97t98
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

MainStay Common Stock Fund  - Class I                New York Life Insurance Co                          4,264,207.1300     13.66%
                                                     Mainstay Moderate Allocation Fund
                                                     1180 Avenue of the Americas Floor 22
                                                     Attn: Maggie Goodman
                                                     New York Life Investment Mgmt
                                                     New York NY  10036-8401

                                                     New York Life Insurance Co                          3,032,594.4170      9.72%
                                                     Mainstay Growth Allocation Fund
                                                     1180 Avenue of the Americas
                                                     Attn: Maggie Goodman
                                                     New York Life Investment Mgmt
                                                     New York NY  10036-8401

                                                     New York Life Insurance Co                          2,474,152.9460      7.93%
                                                     Mainstay Moderate Allocation Fund
                                                     1180 Avenue of the Americas Floor 22
                                                     Attn: Maggie Goodman
                                                     New York Life Investment Mgmt
                                                     New York NY  10036-8401

                                                     Amalgamated Bank C/F                                2,298,712.0270      7.36%
                                                     Oper Engineers Health & Welf Trstfnd
                                                     Attn Mary Carlson
                                                     PO Box 370
                                                     New York NY  10276-0370

MainStay Convertible Fund  - Class A                 Citigroup Global Markets Inc                        2,134,139.0540      8.64%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay Convertible Fund  - Class C                 Merrill  Lynch  Pierce  Fenner & Smith Inc - for      419,708.1920     17.58%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97t98
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
                                                     Citigroup Global Markets Inc                          208,404.2640      8.73%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay Diversified Income Fund  - Class A          NYLIFE Distributors Inc                               971,641.2430     12.31%
                                                     Attn Al Leier
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

MainStay Diversified Income Fund  - Class B          Citigroup Global Markets Inc                          217,076.3240      7.16%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay Diversified Income Fund  - Class C          Merrill  Lynch  Pierce  Fenner & Smith Inc - for      173,940.7190     10.62%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97t98
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

MainStay Diversified Income Fund  - Class I          North East Medical Services                            17,054.4370     53.59%
                                                     Profit Sharing Plan
                                                     c/o Linda Bien
                                                     1520 Stockton Street
                                                     San Francisco CA  94133-3354

                                                     New York Life Trust Co                                  5,355.1190     16.83%
                                                     Cust for the IRA of
                                                     Dolores R Neureiter
                                                     323 E Ridgewood Ave
                                                     Ridgewood NJ  07450-3301

                                                     Frederick M Zaplitny                                    3,363.2290     10.57%
                                                     Wanda J Zaplitny   JTWROS
                                                     518 Pensacola Drive
                                                     Bay City MI  48708-6958

                                                     New York Life Trust Company                             1,846.9980      5.80%
                                                     Cust  for the  IRA of  Ollie  Christene  Edwards
                                                     (POA)
                                                     FBO Donald R Edwards
                                                     5606 Nashville Ave
                                                     Lubbock TX  79413-4642

MainStay Equity Index Fund  - Class A                Citigroup Global Markets Inc                          548,713.0270      6.73%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay Global High Income Fund  - Class A          Citigroup Global Markets Inc                          812,976.7440      7.01%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

                                                     NYLIFE Distributors Inc                               596,413.9900      5.14%
                                                     Attn Al Leier
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

MainStay Global High Income Fund  - Class B          Citigroup Global Markets Inc                          183,065.1690      5.85%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay Global High Income Fund  - Class C          Merrill  Lynch  Pierce  Fenner & Smith Inc - for      655,699.7380     16.74%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97t98
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

                                                     Citigroup Global Markets Inc                          612,084.5460     15.63%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay Global High Income Fund  - Class I          New York Life Trust Company                             2,588.3770     51.06%
                                                     Cust for the IRA of
                                                     Lillian Farhi
                                                     Joseph Farhi POA
                                                     1330 212th Street
                                                     Bayside NY  11360-1112

                                                     NYLIFE Distributors Inc                                 2,312.4960     45.62%
                                                     Attn Al Leier
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

MainStay Government Fund  - Class A                  Supplemental Income Plan Trust Fund                 4,155,953.8380     14.34%
                                                     PO Box 8338
                                                     Boston MA  02266-8338

MainStay Government Fund  - Class C                  Merrill  Lynch  Pierce  Fenner & Smith Inc - for      135,334.2570      9.27%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97t98
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
                                                     Citigroup Global Markets Inc                           98,529.0750      6.75%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay Government Fund  - Class I                  Pershing LLC                                              755.6120     63.98%
                                                     P.O. Box 2052
                                                     Jersey City NJ  07303-2052

                                                     Brian Leonard                                             289.1570     24.48%
                                                     36 Lavina Trail
                                                     Oak Ridge NJ  07438-9326

                                                     NYLIFE Distributors Inc                                   136.2240     11.53%
                                                     Attn Al Leier
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

MainStay High Yield Corporate Bond Fund  - Class B   Citigroup Global Markets Inc                        7,946,093.3430      6.75%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay High Yield Corporate Bond Fund  - Class C   Merrill  Lynch  Pierce  Fenner & Smith Inc - for   10,121,131.5260     16.10%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97YK8
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

                                                     Citigroup Global Markets Inc                       9,407,019.3600      14.97%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay High Yield Corporate Bond Fund  - Class I   Prudential Investment Management                   23,751,683.1810     32.99%
                                                     Service FBO Mutual Fund Clients
                                                     100 Mulberry St
                                                     3 Gateway Center Fl 11
                                                     Mail Stop NJ 05-11-20
                                                     Newark NJ  07102-4000

                                                     Merrill  Lynch  Pierce  Fenner & Smith Inc - for    9,628,881.7810     13.37%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97YK8
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
                                                     New York Life Trust Company                         5,037,186.9760      7.00%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

MainStay Institutional Bond Fund  - Class I          New York Life Trust Company                         3,914,343.1250     14.94%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                     Northern California Pipe                            2,551,307.5160      9.74%
                                                     Trades Health & Welfare Trust Fund
                                                     Attn Maureen Williams
                                                     1855 Gateway Blvd Ste 350
                                                     Concord CA  94520-8445

                                                     Wendel & Co A/C#823413                              1,627,588.0770      6.21%
                                                     c/o The Bank of New York
                                                     Attn Mutual Fund/Reorg Dept, 5th Floor
                                                     1 Wall Street
                                                     New York NY  10005-2500

                                                     Teamsters Local Union No 856                        1,526,446.4590      5.83%
                                                     Health and Welfare Plan
                                                     PO Box 24513
                                                     Oakland CA 94623-1513

MainStay International Equity Fund  - Class C        Merrill  Lynch  Pierce  Fenner & Smith Inc - for      220,390.9740     13.91%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97YK8
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

                                                     Citigroup Global Markets Inc                          175,279.7860     11.07%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay International Equity Fund  - Class I        NFS LLC FEBO                                        4,823,310.6840     13.12%
                                                     Fiduciary Trust Company
                                                     PO Box 55806
                                                     Boston MA  02205-5806

                                                     New York Life Progress-Sharing                      4,116,054.4230     11.20%
                                                     Investment Plan Program
                                                     c/o Maria Mauceri
                                                     51 Madison Ave, Room 1305
                                                     New York NY 10010-1603

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
                                                     Charles Schwab & Co Inc                             3,525,484.4130      9.59%
                                                     ATTN:  Mutual Fund Department
                                                     101 Montgomery St
                                                     San Francisco CA  94104-4151

                                                     Dengel & Co                                         2,287,912.0680      6.23%
                                                     c/o Fiduciary Trust Co Intl
                                                     PO Box 3199
                                                     New York NY  10008-3199

                                                     Currie & Co                                         1,863,451.2090      5.07%
                                                     c/o Fiduciary Trust Co Int'l
                                                     600 5th Ave
                                                     New York NY  10020-2302

MainStay International Equity Fund  - Class R1       New York Life Trust Company                           250,324.2810     99.93%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

MainStay International Equity Fund  - Class R2       Water Technology, Inc. 401(K)                           4,540.4410     17.16%
                                                     Terri L Trimmer
                                                     W9631 Rose Cir
                                                     Beaver Dam WI  53916-9232

                                                     Lichte Insurance Agency, Inc MPP                        4,362.9610     16.49%
                                                     Donald H Lichte
                                                     610 N Webb Ave
                                                     Reedsburg WI 53959-1267
                                                     New York Life Trust Company                             2,898.6550     10.96%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                     Water Technology, Inc. 401(K)                           2,595.8540      9.81%
                                                     Brian W Freber
                                                     613 E South St
                                                     Beaver Dam WI  53916-3005

                                                     Lichte Insurance Agency, Inc MPP                        1,863.5080      7.04%
                                                     Donald H Lichte
                                                     610 N Webb Ave
                                                     Reedsburg WI 53959-1267

MainStay International Equity Fund  - Class R3       Mg Trust Company Trustee                                2,685.7690     75.42%
                                                     Paradise Development Group Inc
                                                     700 17th Street, Suite 300
                                                     Denver CO  80202-3531

                                                     New York Life Investment Mgmt
                                                     2,500.0000                                                780.7090     21.92%
                                                     Attn Al Leier
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay Large Cap Growth Fund  - Class A            Merrill  Lynch  Pierce  Fenner & Smith Inc - for   25,911,020.6510     45.60%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97Y81
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

MainStay Large Cap Growth Fund  - Class C            Merrill  Lynch  Pierce  Fenner & Smith Inc - for    6,800,012.9490     59.35%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97YK8
                                                     4800 Deer Lake Drive East, 3rd Fl
                                                     Jacksonville FL 32246-6484

                                                     Citigroup Global Markets Inc                        1,506,709.1080     13.15%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay Large Cap Growth Fund  - Class I            ING National Trust                                 16,314,565.3380     16.21%
                                                     151 Farmington Ave
                                                     Hartford CT  06156-0001

                                                     New York Life Trust Company                         9,019,391.3860      8.96%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                     New York Life Insurance Co                          7,912,644.6440      7.86%
                                                     Mainstay Moderate Growth Allocation Fund
                                                     1180 Avenue of the Americas, Floor 22
                                                     Attn: Maggie Goodman
                                                     New York Life Investment Mgmt
                                                     New York NY  10036-8401

                                                     Charles Schwab & Company Inc                        7,446,351.3240      7.40%
                                                     Attn:  Mutual Fund Dept
                                                     101 Montgomery Street
                                                     San Francisco CA  94104-4151

                                                     New York Life Insurance Co                          5,828,658.7150      5.79%
                                                     Mainstay Moderate Allocation Fund
                                                     1180 Avenue of the Americas Floor 22
                                                     Attn: Maggie Goodman
                                                     New York Life Investment Mgmt
                                                     New York NY  10036-8401

                                                     New York Life Insurance Co                          5,443,930.8720      5.41%
                                                     Mainstay Growth Allocation Fund
                                                     1180 Avenue of the Americas
                                                     Attn: Maggie Goodman
                                                     New York Life Investment Mgmt
                                                     New York NY  10036-8401

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay Large Cap Growth Fund  - Class R1           NFS LLC FEBO                                        8,378,810.0910     82.87%
                                                     FIIOC As Agent For
                                                     Qualified Employee Benefit
                                                     Plans (401K) FINOPS-IC Funds
                                                     100 Magellan Way Kw1c
                                                     Covington KY  41015-1987

                                                     Wells Fargo Bank NA FBO                             1,137,813.1840     11.25%
                                                     Retirement Plan Services
                                                     99022601
                                                     Po Box 1533
                                                     Minneapolis MN  55480-1533

MainStay Large Cap Growth Fund  - Class R2           Mercer Trust Company TTEE                           4,228,702.9050     72.21%
                                                     FBO Milacron Retirement Savings Plan
                                                     One Investors Way Ms N-1-D
                                                     Norwood MA  02062-1599

                                                     Mercer Trust Company TTEE                           1,328,024.4090     22.68%
                                                     FBO NCO Group 401K Ret Plan
                                                     One Investors Way MSC N-6-H
                                                     Norwood MA  02062-1599

MainStay Large Cap Growth Fund  - Class R3           GPC as agent for MFS Heritage Trust Company FBO        37,246.7020     38.75%
                                                     Summit Entertainment 401(K) PS Plan
                                                     PO Box 79377
                                                     Atlanta GA  30357-7377

                                                     Merrill  Lynch  Pierce  Fenner & Smith Inc - for       33,983.2900     35.36%
                                                     the sole benefit of its customers
                                                     Attn: Fund Administration 97t89
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                     Jacksonville FL  32246-6484

                                                     GPC as agent for MFS Heritage Trust Company FBO        22,110.0460     23.01%
                                                     Teachers Retirement Savings Plan
                                                     PO Box 79377
                                                     Atlanta GA  30357-7377

MainStay MAP Fund  - Class A                         Merrill Lynch  Pierce Fenner & Smith  Inc             893,840.0360      5.20%
                                                     for the sole benefit of its customers
                                                     Attn: Fund Administration 97T89
                                                     4800 Deer Lake Drive East
                                                     Third Floor
                                                     Jacksonville FL  32246-6484

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay MAP Fund  - Class B                         Citigroup Global Markets Inc                          540,413.6690      5.16%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay MAP Fund  - Class C                         Merrill Lynch  Pierce Fenner & Smith  Inc           2,378,167.3150     25.53%
                                                     for the sole benefit of its customers
                                                     Attn: Fund Administration 97T89
                                                     4800 Deer Lake Drive East
                                                     Third Floor
                                                     Jacksonville FL  32246-6484

                                                     Citigroup Global Markets Inc                        1,728,992.9980     18.56%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay MAP Fund  - Class I                         New York Life Trust Company                         6,769,215.1840     57.60%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                     New York Life  Progress-Sharing                     2,222,429.4250     18.91%
                                                     Investment Plan Program
                                                     C/O Maria Mauceri
                                                     51 Madison Ave, Room 513
                                                     New York NY  10010-1603

                                                     Raymond James & Assoc Inc                             651,493.0770      5.54%
                                                     FBO Helios Education
                                                     Bin# 86628760
                                                     880 Carillon Pkwy
                                                     St Petersburg FL  33716-1100

MainStay MAP Fund  - Class R1                        New York Life Trust Company                           325,672.6930     97.22%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

MainStay MAP Fund  - Class R2                        New York Life Trust Company                           201,773.2810     87.01%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay MAP Fund  - Class R3                        MG Trust Company as agent for                           2,294.2990     24.57%
                                                     Frontier Trust Co as TTEE
                                                     Alle Kiski Industries 401k
                                                     Po Box 10699
                                                     Fargo ND  58106-0699

                                                     MG Trust Company Cust FBO                               2,004.7400     21.47%
                                                     401K Plan FBO
                                                     Dan Worley Plumbing Inc
                                                     700 17th Street, Suite 300
                                                     Denver CO  80202-3531

                                                     Orchard Trust Company LLC                               1,395.9840     14.95%
                                                     Cust FBO Oppenheimer Funds Record
                                                     Keeper Pro Plans
                                                     c/o Fascore LLC
                                                     8515 E Orchard Rd # 2t2
                                                     Greenwood Village CO  80111-5002

                                                     Bisys Retirement Services FBO                           1,292.5130     13.84%
                                                     Realcomp II Ltd Money Purchase
                                                     Pension Plan
                                                     700 17th Street Suite 300
                                                     Denver Co  80202-3531

                                                     Reliance Trust Co                                         925.4190      9.91%
                                                     FBO Special Tree Ltd Employee Sal
                                                     P O Box 48529
                                                     Atlanta GA  30362-1529

                                                     Bisys Retirement Services FBO                             587.9920      6.30%
                                                     Realcomp II Ltd 401k Plan
                                                     700 17th Street Suite 300
                                                     Denver CO  80202-3531
                                                     Mg Trust Company Cust FBO                                 507.2980      5.43%
                                                     Law Offices of Ripley and Associate
                                                     700 17th St Ste 300
                                                     Denver CO  80202-3531

MainStay Mid Cap Growth Fund  - Class A              Merrill Lynch  Pierce Fenner & Smith  Inc             863,760.9610      8.51%
                                                     for the sole benefit of its customers
                                                     Attn: Fund Administration 97T89
                                                     4800 Deer Lake Drive East
                                                     Third Floor
                                                     Jacksonville FL  32246-6484

MainStay Mid Cap Growth Fund  - Class C              Merrill Lynch  Pierce Fenner & Smith  Inc           1,054,381.5560     33.31%
                                                     for the sole benefit of its customers
                                                     Attn: Fund Administration 97T89
                                                     4800 Deer Lake Drive East
                                                     Third Floor
                                                     Jacksonville FL  32246-6484

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
                                                     Citigroup Global Markets Inc                          354,602.5800     11.20%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay Mid Cap Growth Fund  - Class I              Charles Schwab & Co, Inc                            1,207,101.4230     54.71%
                                                     Special Custody A/C For Benefit Cust
                                                     c/o Steven Sears
                                                     Attn Mutual Funds
                                                     101 Montgomery
                                                     San Francisco CA  94104

                                                     New York Life Insurance Co                            640,810.1510     29.04%
                                                     Mainstay Moderate Growth Alloc Fund
                                                     1180 Avenue Of The Americas Fl 22
                                                     Attn: Maggie Goodman
                                                     New York Life Investment Mgmt
                                                     New York NY  10036-8401

                                                     Prudential Investment Management                      112,416.6920      5.10%
                                                     Service FBO Mutual Fund Clients
                                                     100 Mulberry Street
                                                     3 Gateway Center Fl 11
                                                     Mail Stop NJ 05-11-20
                                                     Newark NJ  07102-4000

MainStay Mid Cap Growth Fund  - Class R3             Trust Lynx & CO                                        34,725.2700     73.81%
                                                     #00TZF
                                                     PO Box 173736
                                                     Denver CO  80217-3736

                                                     PIMS/Prudential Retirement                             10,113.4010     21.50%
                                                     As Nominee For The TTEE/Cust Pl 300
                                                     E80 Plus Constructors, LLC
                                                     600 Bassett Street
                                                     De Forest WI  53532-1252

MainStay Mid Cap Value Fund - Class C                Citigroup Global Markets Inc                          456,126.6810      20.85%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

                                                     Merrill Lynch  Pierce Fenner & Smith  Inc             254,005.8960     11.61%
                                                     for the sole benefit of its customers
                                                     Attn: Fund Administration 97T89
                                                     4800 Deer Lake Drive East
                                                     Third Floor
                                                     Jacksonville FL  32246-6484

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay Mid Cap Value Fund - Class I                Pattie A Clay Infirmary Association Inc                76,951.1930     98.02%
                                                     c/o Robert J Hudson
                                                     Eastern By-Pass
                                                     PO Box 1600
                                                     Richmond KY  40476-2603

MainStay Mid Cap Value Fund - Class R1               NYLIFE Distributors Inc                                   100.4410     64.83%
                                                     Al Leier - CVP
                                                     Audit Account
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                     Counsel Trust DBA Mid Atlantic Trust                       54.4850     35.17%
                                                     FBO Ambiotec C Engineering Group 401k
                                                     1251 Waterfront Pl, Suite 525
                                                     Pittsburgh PA  15222-4228

MainStay Mid Cap Value Fund - Class R2               MG Trust Company as agent for                           1,374.0390     82.11%
                                                     Frontier Trust Co As TTEE
                                                     Excel Partner 401k Plan
                                                     PO Box 10699
                                                     Fargo ND  58106-0699

                                                     MG Trust Company Cust FBO                                 114.0600      6.82%
                                                     Pinnacle Engineering Inc 401K P&T
                                                     700 17th Street, Suite 300
                                                     Denver CO  80202-3531

                                                     NYLIFE Distributors Inc                                   100.5930      6.01%
                                                     Al Leier - CVP
                                                     Audit Account
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

MainStay Principal Preservation Fund - Class I       New York Life Trust Company                        39,325,536.6800     20.41%
                                                     Client Accounts
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                     McMorgan & Company LLC                             24,031,472.0200     12.47%
                                                     Attn: Mark Flanagan
                                                     1 Bush Street,  Suite 800
                                                     San Francisco CA  94104-4414

                                                     Union Bank Trust Nominee                           19,617,969.5300     10.18%
                                                     FBO UA Local 290 Plumber
                                                     Steamfitter & Shipfitter Industry
                                                     Health & Welfare Trust
                                                     PO Box 85484
                                                     San Diego Ca  92186-5484

                                                     Bay Area Painters & Tapers Health                  13,229,962.9200      6.87%
                                                     Fund Trust
                                                     1640 S Loop Road
                                                     Alameda CA  94502-7089

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay Small Cap Growth Fund - Class C             Merrill  Lynch  Pierce  Fenner  & Smith  Inc for       14,887.3110      5.10%
                                                     the sole benefit of its Customers
                                                     Attn: Fund Administration 97T98
                                                     4800 Deer Lake Drive East  3rd Floor
                                                     Jacksonville FL  32246-6484

MainStay Small Cap Growth Fund - Class I             New York Life Foundation                              199,876.6000     68.42%
                                                     c/o Mr. Charles Holek
                                                     51 Madison Ave Room 504
                                                     New York NY  10010-1603

                                                     EGAP & Co                                              30,744.6430     10.52%
                                                     Two Burlington Square
                                                     PO Box 820
                                                     Burlington VT  05402-0820

                                                     Mainstay Retirement 2050 Fund
                                                     c/o Tony Elavia                                        18,780.5670      6.43%
                                                     1180 Avenue of the Americas, Floor 22
                                                     Attn: Maggie Goodman - EIG Group
                                                     New York NY  10036-8401

MainStay Small Cap Value Fund - Class C              Merrill  Lynch  Pierce  Fenner  &  Smith  Inc  -       84,555.6950     12.90%
                                                     for the sole benefit of its Customers
                                                     Attn: Fund Administration 97T98
                                                     4800 Deer Lake Drive East - 3rd Floor
                                                     Jacksonville FL  32246-6484

                                                     Citigroup Global Markets Inc                           45,203.2240      6.90%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

MainStay Small Cap Value Fund - Class I              Russell W Stigall III                                     540.0230     71.77%
                                                     PO Box 4466
                                                     Greenville MS  38704-4466

                                                     NYLIFE Distributors Inc                                   212.4160     28.23%
                                                     Al Leier - CVP
                                                     Audit Account
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

MainStay Tax Free Bond Fund - Class C                Merrill  Lynch  Pierce  Fenner  &  Smith  Inc  -      194,255.0450     26.37%
                                                     for the sole benefit of its Customers
                                                     Attn: Fund Administration 97T98
                                                     4800 Deer Lake Drive East - 3rd Floor
                                                     Jacksonville FL  32246-6484

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay Total Return Fund - Class C                 Citigroup Global Markets Inc                           16,051.1670     10.36%
                                                     House Account
                                                     00109801250
                                                     Attn Peter Booth 7th Floor
                                                     333 W 34th St
                                                     New York NY  10001-2402

                                                     Theresa Collins USUFRUCT                               10,373.5680      6.69%
                                                     James N Collins & Gene M Collins
                                                     Karen T Collins & John W Collins
                                                     Naked Owners
                                                     4006 Walnut Drive
                                                     New Iberia LA  70563-3342

MainStay Total Return Fund - Class I                 F&M Bank No Virginia Cust                                 606.9540     32.65%
                                                     FBO IPC Prototype Plan
                                                     c/o John Ames
                                                     PO Box 8095
                                                     Virginia Bch VA  23450-8095

                                                     Weinberg, Roger & Rosenfeld 401 (K) Plan                  563.4150     30.31%
                                                     FBO Margaret Fuquea
                                                     1001 Marina Village Pkwy, Suite 200
                                                     Alameda CA  94501-6430

                                                     New York Life Trust Co                                    473.4800     25.47%
                                                     Cust for the IRA of
                                                     Marilyn J Van Zevern
                                                     122 Phyllis Court
                                                     Vallejo CA  94590-8118

                                                     Brian Leonard                                             138.1690      7.43%
                                                     36 Lavina Trail
                                                     Oak Ridge NJ  07438-9326

MainStay Value Fund - Class C                        Merrill  Lynch  Pierce  Fenner  & Smith  Inc for      218,679.7010     38.95%
                                                     the sole benefit of its Customers
                                                     Attn: Fund Administration 97T98
                                                     4800 Deer Lake Drive East  3rd Floor
                                                     Jacksonville FL  32246-6484

MainStay Value Fund - Class I                        Richard A Rosen                                         7,245.1140     99.00%
                                                     TOD registration on file
                                                     25 Sunset Drive
                                                     Summit NJ  07901-2322

MainStay Value Fund - Class R1                       NYLIFE Distributors Inc                                    72.6030    100.00%
                                                     Al Leier - CVP
                                                     Audit Account
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                                                                                           NUMBER OF
                                                                                                          BENEFICIAL
                                                                                                           OWNERSHIP      PERCENTAGE
NAME OF FUND  AND TITLE OF CLASS                     NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES         OF CLASS
--------------------------------------------------   ------------------------------------------------   ---------------   ----------
MainStay Value Fund - Class R2                       MG Trust Company Cust FBO                                 450.3720     86.19%
                                                     Pinnacle Engineering Inc 401K P&T
                                                     700 17th Street, Suite 300
                                                     Denver CO  80202-3531

                                                     NYLIFE Distributors Inc                                    72.1670     13.81%
                                                     Al Leier - CVP
                                                     Audit Account
                                                     169 Lackawanna Ave
                                                     Parsippany NJ  07054-1007

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

      Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

      A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                          DOMINION BOND RATING SERVICE

COMMERCIAL PAPER AND SHORT-TERM DEBT

The DBRS(R) short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity.

R-1 (high)+

Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)+

Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1
(high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)+

Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)+

Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)+

Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)+

Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer's liquidity profile.

R-3+

Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4+

Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5+

Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D+

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

    + R-1, R-2, R-3, R-4, R-5 AND D ARE CERTIFICATION MARKS OF DBRS LIMITED.

BOND AND LONG TERM DEBT

The DBRS(R) long-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA

Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A

Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC CC C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D

A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Source: www.dbrs.com

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.   Charter Documents

     I.   Eclipse Funds Inc. ("Company")

          (1) Articles of Incorporation of Eclipse Funds Inc. - Previously filed with the Company's Initial Registration Statement No. 33-36962 on September 21, 1990.*

          (2) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

          (3) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 4 to the Company's Registration Statement No. 33-36962 on November 2, 1992.*

          (4) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 7 to the Company's Registration Statement No. 33-36962 on October 14, 1994.*

          (5) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 8 to the Company's Registration Statement No. 33-36962 on December 29, 1994.*

          (6) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to the Company's Registration Statement No. 33-36962 on September 25, 1998.*

          (7) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (8) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (9) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 on November 7, 2002.*

          (10) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (11) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (12) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (13) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (14) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (15) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement No. 33-36962 on February 27, 2004.*

          (16) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement No. 33-36962 on February 27, 2004.*

          (17) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement No. 33-36962 on February 27, 2004.*

          (18) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement on No. 33-36962 on April 15, 2004.*

          (19) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

          (20) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 46 to the Company's Registration Statement No. 33-36962 on July 26, 2005.*

          (21) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

          (22) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (23) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 57 to the Company's Registration Statement No. 33-36962 on December 14, 2007*

     II.  Eclipse Funds ("Trust")

          (1) Agreement and Declaration of Trust of Eclipse Funds - Previously filed with the Trust's Initial Registration Statement No. 33-08865 on September 19, 1986.*

          (2)  Amendment to Agreement and Declaration of Trust of Eclipse Funds
               - Previously filed with the Pre-Effective Amendment No. 1 to the Trust's Registration Statement No. 33-08865 on January 9, 1987.*

          (3) Second Amendment to Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with Post-Effective Amendment No. 17 to the Trust's Registration Statement No. 33-08865 on February 27, 1998.*

          (4) Certificate of Designation for Eclipse Funds - Previously filed with Post-Effective Amendment No. 12 to the Trust's Registration Statement No. 33-08865 on October 13, 1994.*

          (5) Certificate of Redesignation of Series relating to Mid Cap Value Fund (formerly Growth and Income Fund) and Small Cap Value Fund (formerly Equity Fund) for Eclipse Funds - Previously filed with Post-Effective Amendment No. 19 to the Trust's Registration Statement No. 33-08865 on April 30, 1999.*

          (6) Third Amendment to the Declaration of Trust of Eclipse Funds - Previously filed with Post-Effective Amendment No. 23 to the Trust's Registration Statement No. 33-08865 on February 25, 2002.*

          (7) Fourth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 25 to the Trust's Registration Statement No. 33-08865 on November 7, 2002.*

          (8) Fifth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (9) Redesignation of Series of Shares of Beneficial Interest - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (10) Certificate of Termination - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (11) Sixth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

          (12) Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share - Filed herewith.

b.   By-Laws

     (1) By-Laws of Eclipse Funds - Previously filed with the Trust's Registration Statement No. 33-08865 on September 19, 1986.*

     (2) By-Laws of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

     (3) Amended and Restated By-Laws as of September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

c. Specimen Certificates for Common Stock - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

d.   Investment Advisory Contracts

     I.   Eclipse Funds Inc.

          (1) (a) Amended and Restated Management Agreement as of September 28, 2005 between Eclipse Funds Inc., on behalf of certian portfolio of Eclipse Funds Inc., and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (b) Management Agreement between Eclipse Funds Inc., on behalf the MainStay Retirement Funds and MainStay 130/30 Funds, and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

               (c) Management Agreement between Eclipse Funds Inc., on behalf on MainStay 130/30 High Yield Fund, and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 57 to the Company's Registration Statement No. 33-36962 on December 14, 2007*

               (d) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC dated March 1, 2007
                    - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (e) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of MainStay Asset Allocation Funds dated March 1, 2007 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (f) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of the MainStay Retirement Funds and MainStay 130/30 Funds dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement
                    No. 33-36962 on June 18, 2007*

               (g) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of the Main Stay 130/30 Funds dated December 7, 2007 - Previously filed with Post-Effective Amendment No. 57 to the Company's Registration Statement No. 33-36962 on December 14, 2007*


               (h) Form of Expense Limitation Agreement, dated April 7, 2008, Eclipse Funds Inc. and New York Life Investment Management LLC - Filed herwith.


          (2) (a) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Intermediate Term Bond Fund, All Cap Growth Fund, Short Term Bond Fund and All Cap Value Fund, and MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

               (b) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Indexed Bond Fund, S&P 500 Index Fund and Income Manager Fund, and Monitor Capital Advisors LLC - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

               (c) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Cash Reserves Fund and New York Life Insurance Company - Previously filed with Post-Effective

               Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

               (d) Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC, on behalf of MainStay 130/30 High Yield Fund, dated December 7, 2007 - Previously filed with Post-Effective Amendment No. 57 to the Company's Registration Statement No. 33-36962 on December 14, 2007*

     II.  Eclipse Funds

          (1) (a) Amended and Restated Management Agreement as of May 1, 2006 between Eclipse Funds and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement
                    No. 33-08865 on February 16, 2007.*

               (b) Expense Limitation Agreement between Eclipse Funds and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*


               (c) Form of Expense Limitation Agreement, dated April 1, 2008 between Eclipse Funds and New York Life Investment Management LLC - Filed herewith

e.   Underwriting Contracts

     I.   Eclipse Funds Inc.

          (1) Amended and Restated Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors LLC - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

          (2) Form of Soliciting Dealer Agreement - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

     II.  Eclipse Funds

          (1) Distribution Agreement between Eclipse Funds and NYLIFE Distributors, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (2) Form of Soliciting Dealer Agreement - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

f.   Not Applicable.

g.   Custody Agreements

     I.   Eclipse Funds Inc.

          (1) Master Custodian Agreement between Eclipse Funds Inc. and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Custodian Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (b) Amendment to Custodian Agreement with Investors Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

               (c) Amendment to Custodian Agreement with State Street Bank and Trust Company dated December 7, 2007 - Filed herewith


               (d) Extension Agreement (for Custodian Agreement) dated January 31, 2008, between New York Life Investment Management LLC and State Street Bank and Trust - Filed herewith.


          (2) Delegation Agreement with Investors Bank and Trust Company dated June 30, 2005 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (a) Amendment to Delegation Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (b) Amendment to Delegation Agreement with Investors Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

               (c) Amendment to Delegation Agreement with State Street Bank and Trust dated December 7, 2007 - Filed herewith.

     II.  Eclipse Funds

          (1) Master Custodian Agreement between Eclipse Funds and Investors Bank & Trust Company - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement
               No. 33-36962 on April 7, 2006.*

          (2) Amendment to Custodian Agreement with Investors Bank & Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*


               (a) Amendment to Custodian Agreement with State Street Bank and
                    Trust Company dated December 7, 2007 - Filed herewith.


               (b) Extension Agreement (for Custodian Agreement) dated January 31, 2008, between New York Life Investment Management LLC and State Street Bank and Trust - Filed herewith.


          (3) Delegation Agreement with Investors Bank and Trust Company dated June 30, 2005 - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

          (a) Amendment to Delegation Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

          (b) Amendment to Delegation Agreement with State Street Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (C) Amendment to Delegation Agreement with State Street Bank and Trust Company, dated December 7, 2007 - filed herewith.

h.   Other Material Contracts

     I.   Eclipse Funds Inc.

          (1) (a) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder

                    Services. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

               (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. - Previously filed with Post- Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (c) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and NYLIM Shareholder Services LLC - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

          (3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Post-Effective Amendment No. 14 to the Company's Registration Statement No. 33-36962 on April 30, 1997.*

          (4) Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. - Previously filed with Post-Effective Amendment No. 14 to the Company's Registration Statement No. 33-36962 on April 30, 1997.*

          (5) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (a) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (b) Amendment to the Sub-Transfer Agency and Service Agreement - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

               (c) Amendment to the Sub-Transfer Agency and Service Agreement - Previously filed with Post-Effective Amendment No. 57 to the Company's Registration Statement No. 33-36962 on December 14, 2007*

          (6) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Cash Reserves Fund Sweep Shares) - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

          (7) Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of the Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (8) Shareholder Services Plan for Eclipse Funds Inc. (Class R2 shares) - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of the Shareholder Services Plan for Eclipse Funds Inc. (Class R2 Shares) as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (9) Shareholder Services Plan for Eclipse Funds Inc. (Class R3 shares) - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of the Shareholder Services Plan for Eclipse Funds Inc. (Class R3 Shares) as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (10) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

               (b) Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*


               (c) Amendment to Fund Sub-Accounting and Sub-Administration Agreement, dated December 7, 2007, between New York Life Investment Management and State Street Bank and Trust Company - Filed herewith



               (d) Extension Agreement (related to Fund Sub-Accounting and Sub-Administration Agreement) dated January 1, 2008 between New York Life Investment Management LLC and State Street Bank and Trust Company - Filed herewith.


          (12) Form of Indemnification Agreement - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

     II.  Eclipse Funds


          (1) Copy of Transfer Agency Agreement between Eclipse Funds and Investors Fiduciary Trust Company. - Previously filed with Post-Effective Amendment No. 6 to the Company's Registration Statement No. 33-08865 on April 30, 1990.*

          (2) Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Shareholder Services LLC (d/b/a Eclipse Shareholder Services LLC) - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (3) Copy of Administration Contract between Eclipse Funds and NYLIFE Securities Inc. - Previously filed with Post-Effective Amendment No. 9 to the Trust's Registration Statement No. 33-08865 on April 30, 1991.*

          (4) (a) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

               (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (5) Shareholder Services Plan for Eclipse Funds (Class R1 shares)- Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (6) Shareholder Services Plan for Eclipse Funds (Class R2 shares)- Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (7) Shareholder Services Plan for Eclipse Funds (Class R3 shares) - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*


          (8) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*


          (9) Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*


               (a) Amendment to Fund Sub-Accounting and Sub-Administration
                    Agreement, dated December 7, 2007, between New York Life Investment Management and State Street Bank and Trust Company - Filed herewith.



               (b) Extension Agreement (related to Fund Sub-Accounting and Sub-Administration Agreement) dated January 1, 2008 between New York Life Investment Management LLC and State Street Bank and Trust Company - Filed herewith


          (10) Form of Indemnification Agreement - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

i.   Legal Opinions

     I.   Eclipse Funds Inc.

          (1) Opinion of Ballard Spahr Andrews & Ingersoll, LLP related to the offering of L Class shares of common stock of the Indexed Equity Fund, Tax-Managed Equity Fund, Core Bond Plus Fund, Short Term Bond Fund and Asset Manager Fund (Maryland). - Previously filed with Post-Effective Amendment No. 33 to the Company's Registration Statement No. 33-36962 on December 31, 2002.*

          (2) Opinion of Counsel related to the offering of Class A, Class B, and Class C shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (3) Opinion of Counsel related to the offering of Floating Rate Fund shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement No. 33-36962 on April 15, 2004.*

          (4) Opinion of Counsel related to the offering of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Growth Allocation Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

          (5) Opinion of Counsel related to the offering of MainStay Large Cap Opportunity Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 46 to the Company's Registration Statement No. 33-36962 on July 26, 2005.*

          (6) Opinion of Counsel related to the offering of MainStay Growth Equity Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

          (7) Opinion and Consent of Counsel - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*





II.  Eclipse Funds

          (1) Opinion of Counsel related to the offering of L Class shares of beneficial interest of the Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Duration Fund, and Balanced Fund (Massachusetts). - Filed with Post-Effective Amendment No. 26 to the Trust's Registration Statement No. 33-08865 on December 30, 2002.*

          (2) Opinion of Counsel related to the offering of Class A, Class B, Class C, Class R1, and Class R2 shares of beneficial interest of the Eclipse Funds (Massachusetts).- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (3) Opinion of Counsel related to the offering of Class R3 shares of beneficial interest of Eclipse Funds (Massachusetts) - Previously filed with Post-Effective Amendment No 36 to the Trust's Registration Statement No. 33-08865 on April 7, 2006.*

          (4) Opinion and Consent of Counsel - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*






j.   Other Opinions


     (1) Consent of Independent Registered Public Accounting Firm related to Eclipse Funds Inc. - Filed Herewith.

     (2)  Consent of Tait Weller, Independent Registered Public Accounting Firm
          - Filed Herewith


k.   Not Applicable.

l.   Initial Capital Agreements

     (1) Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

     (2) Investment representation letter of initial purchaser of shares of beneficial interest of Eclipse Funds. - Previously filed with Pre-Effective Amendment No. 1 to the Trust's Registration Statement No. 33-08865 on January 9, 1987.*

m.   Rule 12b-1 Plans

     I.   Eclipse Funds Inc.

          (1) Form of Account Application for Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

          (2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Cash Reserves Fund Sweep Shares, a series of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.*

          (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of the Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

          (5) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (6) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

          (7) Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company's Registration Statement No. 33-08865 on April 7, 2006.*

               (a) Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*


          (8) Form of Plan of Distribution Pursuant to Rule 12b-1 for Investor Class shares of Eclipse Funds Inc. - Filed herewith.


     II.  Eclipse Funds


          (1) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*
          (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*

          (5) Plan of Distribution pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement No. 33-36962 on April 7, 2006.*


          (6) Form of Plan of Disribution Pursuant to Rule 12b-1 for Investor Class shares of Eclipse Funds - Filed herewith.


n.   Rule 18f-3 Plans

     I.   Eclipse Funds Inc.

               (1) Form of Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*


               (2) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3- filed herwith.



     II.  Eclipse Funds

          (1)  Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 -
               - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on
               February 16, 2007.*


          (2) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3-filed herwith.


o.   Reserved

p.   Codes of Ethics

     I.   Eclipse Funds Inc.

          (1) Code of Ethics for Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

          (2) Code of Ethics for New York Life Investment Management Holdings LLC - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*

          (3) Code of Ethics for MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 52 to the Company's Registration Statement No. 33-36962 on February 16, 2007.*


          (4) Code of Ethics for New York Life Investment Manangement Holdings LLC dates 6/07 Filed herewith.


     II.  Eclipse Funds

          (1) Code of Ethics for Eclipse Funds - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

          (2) Code of Ethics for New York Life Investment Management Holdings LLC - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*

          (3) Code of Ethics for MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 37 to the Trust's Registration Statement No. 33-08865 on February 16, 2007.*


          (4) Code of Ethics for New York Life Investment Manangement Holdings LLC dates 6/07 Filed here with.


Other Exhibits:

Powers of Attorney - Previously filed with Post-Effective Amendment No. 55 to the Company's Registration Statement No. 33-36962 on June 18, 2007*

----------
*    Incorporated herein by reference.

ITEM 24.

None.

ITEM 25. INDEMNIFICATION

     New York Life Insurance Company maintains Directors & Officers Liability Insurance coverage. The policy covers the Directors, Officers and Trustees of New York Life, its subsidiaries and certain affiliates, including Eclipse Fund Inc. and Eclipse Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Eclipse Funds incorporates herein by reference the response to Item 27 disclosed in the Registration Statement on Form N-1A of Eclipse Funds filed with the Commission on September 19, 1986.

In addition, each Director/Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Director/Trustee to the fullest extent permitted by law and by the charter and or Declaration and By-laws of the Registrant.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

NYLIM

New York Life Investment Management LLC ("NYLIM") acts as the investment adviser for each series of the following open-end registered management investment companies: The MainStay Funds, Eclipse Funds, Inc., Eclipse Funds, ICAP Funds, Inc. and MainStay VP Series Fund, Inc.

Certain information on each executive officer of NYLIM is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of NYLIM is 51 Madison Avenue, New York, NY 10010.



NAME                     POSITION(S) WITH THE ADVISER                       OTHER BUSINESS
--------------------   --------------------------------   -------------------------------------------------
Gary E. Wendlandt      Chairman and Chairman of the       Chairman and Chairman of the Board, New York
                       Board                              Life Investment Management Holdings LLC;
                                                          Chairman of the Board, Manager and President,
                                                          NYLIFE LLC; Member of the Board, Institutional
                                                          Capital LLC, NYLCAP Manager LLC, McMorgan &
                                                          Company LLC and Madison Capital Funding LLC;
                                                          Manager, MacKay Shields LLC and New York Life
                                                          International, LLC; Principal Director, Fianzas
                                                          Monterrey, S.A. and Seguros Monterrey New York
                                                          Life, S.A. de C.V.; Senior Executive Vice
                                                          President, New York Insurance and Annuity
                                                          Corporation; Vice Chariman, New York Life
                                                          Insurance Company.

Robert A. Anselmi      Vice Chairman and Chairman         Vice Chairman and Vice Chairman of the Board,
                       of the Board                       New York Life Investment Management Holdings,
                                                          LLC; Senior Vice President, New York Life
                                                          Insurance Company; Manager and Member of the
                                                          Audit Committee, NYLCAP Manager LLC and
                                                          Instritutional Capital LLC; Manager, McMorgan &
                                                          Company LLC, Madison Capital Funding LLC and
                                                          MacKay Shields LLC.

Brian A. Murdock       Member of the Board of Managers,   Member of the Board of Managers, President and
                       President and Chief Executive      Chief Executive Officer, New York Life
                       Officer                            Investment Management Holdings LLC, Senior Vice
                                                          President, New York Life Insurance Company;
                                                          Chairman of the Board and Member of the
                                                          Compensation Committee, Institutional Capital
                                                          LLC; Manager and Member of the Audit and
                                                          Compensation Committees, MacKay Shields LLC;
                                                          Chairman of the Board and Member of the Audit
                                                          and Compensation Committees, McMorgan & Company
                                                          LLC and Madison Capital funding LLC; Chairman of
                                                          the Board and Member of the Compensation
                                                          Committee, NYLCAP Manager LLC; Chairman of the
                                                          Board and Chief Executive Officer, NYLIFE
                                                          Distributors LLC; Director, New York Life
                                                          Investment Management India Fund II, LLC;
                                                          Trustee and Chief Executive Officer, The
                                                          MainStay Funds and Eclipse Funds; Director and
                                                          Chief Executive Officer, ICAP Funds, Inc.,
                                                          Eclipse Funds Inc. and MainStay VP Series Fund,
                                                          Inc.

                                                          Funds, Inc.

Patrick G. Boyle       Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Director of
                                                          New York Life Trust Company; Manager of Madison
                                                          Capital Funding LLC; Director of New York Life
                                                          International Investment Inc.; Executive Vice
                                                          President of Eclipse Funds, Eclipse Funds Inc.
                                                          and ICAP Funds Inc.

Frank J. Ollari        Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Manager of
                                                          NYLCAP Manager LLC; Manager of Madison Capital
                                                          Funding LLC; Director of NYLIM Real Estate Inc.;
                                                          Senior Vice President of NYLIFE Insurance Company
                                                          of Arizona; Senior Vice President of New York
                                                          Life Insurance and Annuity Corporation

Barry A. Schub         Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Manager of
                                                          McMorgan & Company LLC; Manager of NYLIFE
                                                          Distributors LLC, Institutional Capital LLC and
                                                          MacKay Shields LLC

David G. Bedard        Senior Managing Director and       Senior Managing Director and Chief Financial
                       Chief Financial Officer            Officer, New York Life Investment Management
                                                          Holdings LLC

Jefferson C. Boyce     Senior Managing Director           Director and Chief Investment Officer of New York
                                                          Life Trust Company; Senior Managing Director of
                                                          NYLIFE Distributors LLC


Thomas A. Clough       Senior Managing Director           Chairman of the Board of New York Life Trust
                                                          Company; Senior Managing Director - Retirement
                                                          Services of NYLIFE Distributors LLC

Allan Dowiak           Senior Managing Director           None

Tony H. Elavia         Senior Managing Director           Executive Vice President of New York Life Trust
                                                          Company; Senior Vice President of New York Life
                                                          Insurance and Annuity Corporation; Senior Vice
                                                          President of Eclipse Funds, Eclipse Funds Inc.
                                                          and ICAP Funds Inc.

Stephen P. Fisher      Senior Managing Director and       Manager, President and Chief Operating Officer
                       Chief Marketing Officer            of NYLIFE Distributors LLC; Chairman of the
                                                          Board of NYLIM Service Company; President of The
                                                          Mainstay Funds, Eclipse Funds, Eclipse Funds
                                                          Inc., Mainstay VP Series Fund, Inc. and ICAP
                                                          Funds, Inc.

Anthony R. Malloy      Senior Managing Director           Senior Vice President of New York Life Trust
                                                          Company; Senior Vice President of New York Life
                                                          Insurance and Annuity Corporation

Stephen W. Mandella    Senior Managing Director           Member of the Board of Managers, NYLCAP
                                                          Manager LLC

Alison H. Micucci      Senior Managing Director and       Senior Managing Director and Chief Compliance
                       Chief Compliance Officer           Officer of New York Life Investment Management
                                                          Holdings, LLC; Senior Managing Director -
                                                          Compliance of NYLIFE Distributors LLC; Chief
                                                          Compliance Officer of NYLCAP Manager LLC; Senior
                                                          Vice President and Chief Compliance Officer of
                                                          The MainStay Funds, Eclipse Funds, Eclipse Funds
                                                          Inc.; MainStay VP Series Fund, Inc. and ICAP
                                                          Funds, Inc.

Susan L. Paternoster   Senior Managing Director and       None
                       Head of Information Technology

Donald A. Salama       Senior Managing Director           Senior Managing Director, Retirement Services,
                                                          NYLIFE Distributors LLC.

John E. Schumacher     Senior Managing Director           Manager and Chief Executive Officer of NYLCAP
                                                          Manager LLC; Principal of New York Life Capital
                                                          Partners II, L.L.C.; Director of NYLCAP Holdings
                                                          (Mauritius); Chief Executive Officer of New York
                                                          Life Capital Partners III GenPar GP, LLC;
                                                          Principal of New York Life Capital Partners,
                                                          L.L.C.; Chief Executive Officer of NYLIM
                                                          Mezzanine GenPar GP, LLC; Director of New York
                                                          Life International India Fund (Mauritius) LLC

Richard C. Schwartz    Senior Managing Director           Investment Officer of New York Life Trust

                                                          Company; Senior Vice President and Senior
                                                          Investment Manager for Derivative Transactions of
                                                          New York Life Insurance and Annuity Corporation

George S. Shively      Senior Managing Director,          Senior Managing Director, General Counsel and
                       General Counsel and                Secretary, New York life Investment Management
                       Secretary                          Holdings LLC; Vice President and Associate General
                                                          Counsel, New York Life Insurance Company;
                                                          Secretary, Institutional Capital LLC, MacKay
                                                          Shields LLC and Madison Capital Funding LLC

Mark W. Talgo          Senior Managing Director           President of NYLIM Fund II GP, LLC; President of
                                                          NYLIM Real Estate Inc.; Senior Vice President of
                                                          NYLIFE Insurance Company of Arizona; Senior Vice
                                                          President of New York Life Insurance and Annuity
                                                          Corporation

Julia A. Warren        Senior Managing Director           Vice President of New York Life Insurance and
                                                          Annuity Corporation

Jae S. Yoon            Senior Managing Director           Member of the Board of Directors, New York Life
                                                          Trust Company


MacKay Shields



MacKay Shields LLC ("MacKay Shields") acts as the sub-adviser for certain series of the following open-end registered management investment companies: Eclipse Funds Inc. and MainStay VP Series Fund, Inc.



Certain information on each executive officer of MacKay Shields is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of MacKay Shields is 9 West 57th Street, New York, NY 10029.



NAME                     POSITION(S) WITH THE ADVISER                       OTHER BUSINESS
--------------------   --------------------------------   -------------------------------------------------

Osbert M. Hood         Chairman and Chief Executive       Mr. Hood joined MacKay Shields in January 2007 as
                       Officer                            President. He became Chief Executive Officer in
                                                          July 2007 and Chairman in January 2008. He was most
                                                          recently CEO of Pioneer Investment Management USA Inc.,
                                                          where he was previously its chief executive officer
                                                          after joining Pioneer in 2000.

Lucille Protas         Chief Operating Officer,            Ms. Protas is a Director of MacKay Shields
                       Treasurer and Senior                Defensive Bond arbitrage Fund Ltd.
                       Managing Director

Gary L. Goodenough     Senior Managing Director; Head     None
                       of the Fixed Income Team

Ellen Metzger          Senior Managing Director and       None
                       General Counsel

J. Matthew Philo       Senior Managing Director; Head     None
                       of the High Yield Team

John Prom              Senior Managing Director; Head     None
                       of Subadvisory and
                       International Business
                       Development

Dan C. Roberts         Senior Managing Director; Head     None
                       of the High Yield Active Core
                       Team

Richard Rosen          Senior Managing Director; Head     None
                       of the Value Equity Team

Edmund C. Spelman      Senior Managing Director; Head     None
                       of the Growth Equity Team

A. Timothy West        Senior Managing Director; Head     None
                       of Institutional Business
                       Development

Rupal J. Bhansali      Managing Director; Head of the     None
                       International Equity Team

Kevin T. McAteer       Managing Director; Head of         None
                       Equity Trading



ITEM 27. PRINCIPAL UNDERWRITERS



a.   NYLIFE Distributors LLC acts as the principal underwriter for:

     Eclipse Funds Inc. (File No. 33-36962)
     Eclipse Funds (File No. 33-08865)
     ICAP Funds, Inc. (File No. 33-86006)
     MainStay VP Series Fund, Inc. (File No. 2-86082)
     The MainStay Funds (File No. 33-02610)
     NYLIAC Variable Universal Life Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account I
     NYLIAC Variable Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account III
     NYLIAC Variable Life Insurance Separate Account
     NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account

                                BUSINESS POSITION(S) AND OFFICE(S) WITH   POSITION(S) AND OFFICE(S) WITH THE
 NAME AND PRINCIPAL ADDRESS            NYLIFE DISTRIBUTORS LLC                     MAINSTAY FUNDS
-----------------------------   ---------------------------------------   ----------------------------------

      Brian A. Murdock            Chairman of the Board and Chief             Chief Executive Officer
                                        Executive Officer

     Christopher O. Blunt         Manager and Executive Vice President,                 None
                                     Life and Annuity Distribution


       Robert E. Brady              Manager and Managing Director,                      None
                                             Operations

        John A. Cullen                         Manager                                  None

       Stephen P. Fisher             Manager, President and Chief                     President
                                           Operating Officer

         Barry A. Schub                        Manager                                  None

        Scott L. Berlin             Executive Vice President, Non-COLI                  None
                                       Variable Life Distribution

        Robert J. Hebron                 Executive Vice President,                      None
                                             COLI Distribution

          John R. Meyer            Executive Vice president Variable Annuity            None
                                    and Agency Mutual Funds Distribution

           Mark Taylor                   Executive Vice President,                      None
                                          McMorgan Distribution

        Jefferson C. Boyce          Senior Managing Director, New York                  None
                                       Life Relationship Management

         Thomas A. Clough                 Senior Managing Director,                     None
                                             Retirement Services

         Barbara McInerney           Senior Managing Director, Compliance               None

         Alison H. Micucci           Senior Managing Director, Compliance        Senior Managing Director and
                                                                                   Chief Compliance Officer

          Donald A. Salama                Senior Managing Director,                     None
                                            Retirement Services

           David L. Bangs           Managing Director, Institutional Sales              None

         Michael D. Coffey         Managing Director, Mutual funds -- NYLIM             None
                                               Product Division

          Philip L. Gazzo          Managing Director, Mutual Funds -- Outside           None
                                           Broker-Dealer Distribution

           Mark A. Gomez                  Managing Director and Chief                  None
                                               Compliance Officer


     Joseph J. Henehan          Managing Director, Retirement Services                 None

     Edward P. Linder          Managing Director, Variable Annuity and                 None
                                   Agency Mutual Funds Distribution

 Marguerite E. H. Morrison         Managing Director and Secretary             Chief Legal Officer
                                                                                   and Secretary

    Christopher V. Parisi         Managing Director, Mutual Funds                      None
                                         National Sales




(1)  169 Lackawanna Avenue, Parsippany, NJ 07054


c.   Inapplicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of Eclipse Funds Inc., Eclipse Funds, New York Life Investment Management LLC, and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. and Eclipse Funds are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111-2900. Records relating to the duties of the transfer agent of Eclipse Funds Inc. and Eclipse Funds are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29. MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

None

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post Effective Amendment No. 59 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey on the 22nd day of February, 2008.




                                    ECLIPSE FUNDS INC.


                                    /s/ Stephen P. Fisher
                                    -------------------------------
                                    Stephen P. Fisher
                                    President


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 59 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 22, 2008.


SIGNATURE                           TITLE
---------                           -----


/s/ Susan B. Kerley*                Director
---------------------------------
Susan B. Kerley


/s/ Alan R. Latshaw*                Director
---------------------------------
Alan R. Latshaw


/s/ Peter Meenan*                   Director
---------------------------------
Peter Meenan


/s/ Brian A. Murdock*               Director and Chief Executive Officer
---------------------------------
Brian A. Murdock


/s/ Richard H. Nolan, Jr.*          Director
---------------------------------
Richard H. Nolan, Jr.


/s/ Richard S. Trutanic*            Director
---------------------------------
Richard S. Trutanic


/s/ Roman L. Weil*                  Director
---------------------------------
Roman L. Weil


/s/ John A. Weisser*                Director
---------------------------------
John A. Weisser


/s/ Jack R. Benintende              Treasurer and Principal Financial
---------------------------------   and Accounting Officer
Jack R. Benintende


By: /s/ Jeffrey A. Engelsman
--------------------------------------


Jeffrey A. Engelsman
As Attorney-in-Fact*


*  Pursuant to Powers of Attorney previously filed.